UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-04367

Columbia Funds Series Trust I

(Exact name of registrant as specified in charter)

225 Franklin Street, Boston, Massachusetts 02110

(Address of principal executive offices) (Zip code)

Scott R. Plummer 5228 Ameriprise Financial Center Minneapolis, MN 55474

(Name and address of agent for service)

Registrant’s telephone number, including area code: 1-612-671-1947

Date of fiscal year end: March 31

Date of reporting period: March 31, 2011

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1. Reports to Stockholders.

Columbia Corporate Income Fund

Annual Report for the Period Ended March 31, 2011

The views expressed in this report reflect the current views of the respective parties. These views are not guarantees of future performance and involve certain risks, uncertainties and assumptions that are difficult to predict, so actual outcomes and results may differ significantly from the views expressed. These views are subject to change at any time based upon economic, market or other conditions and the respective parties disclaim any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Columbia Fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any particular Columbia Fund. References to specific securities should not be construed as a recommendation or investment advice.

President’s Message

Dear Shareholder:

The Columbia Management story began over 100 years ago, and today, we are one of the nation’s largest dedicated asset managers. The recent acquisition by Ameriprise Financial, Inc. brings together the talents, resources and capabilities of Columbia Management with those of RiverSource Investments, Threadneedle (acquired by Ameriprise in 2003) and Seligman Investments (acquired by Ameriprise in 2008) to build a best-in-class asset management business that we believe is truly greater than its parts.

RiverSource Investments traces its roots to 1894 when its then newly-founded predecessor, Investors Syndicate, offered a face-amount savings certificate that gave small investors the opportunity to build a safe and secure fund for retirement, education or other special needs. A mutual fund pioneer, Investors Syndicate launched Investors Mutual Fund in 1940. In the decades that followed, its mutual fund products and services lineup grew to include a full spectrum of styles and specialties. More than 110 years later, RiverSource continues to be a trusted financial products leader.

Threadneedle, a leader in global asset management and one of Europe’s largest asset managers, offers sophisticated international experience from a dedicated U.K. management team. Headquartered in London, it is named for Threadneedle Street in the heart of the city’s financial district, where British investors pioneered international and global investing. Threadneedle was acquired in 2003 and today operates as an affiliate of Columbia Management.

Seligman Investments’ beginnings date back to the establishment of the investment firm J. & W. Seligman & Co. in 1864. In the years that followed, Seligman played a major role in the geographical expansion and industrial development of the United States. In 1874, President Ulysses S. Grant named Seligman as fiscal agent for the U.S. Navy — an appointment that would last through World War I. Seligman helped finance the westward path of the railroads and the building of the Panama Canal. The firm organized its first investment company in 1929 and began managing its first mutual fund in 1930. In 2008, J. & W. Seligman & Co. Incorporated was acquired and Seligman Investments became an offering brand of RiverSource Investments, LLC.

We are proud of the rich and distinctive history of these firms, the strength and breadth of products and services they offer, and the combined cultures of pioneering spirit and forward thinking. Together we are committed to providing more for our shareholders than ever before.

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A singular focus on our shareholders. Our business is asset management, so investors are our first priority. We dedicate our resources to identifying timely investment opportunities and provide a comprehensive choice of equity, fixed-income and alternative investments to help meet your individual needs.

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First-class research and thought leadership. We are dedicated to helping you take advantage of today’s opportunities and anticipate tomorrow’s. We stay abreast of the latest investment trends and ideas, using our collective insight to evaluate events and transform them into solutions you can use.

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A disciplined investment approach. We aren’t distracted by passing fads. Our teams adhere to a rigorous investment process that helps ensure the integrity of our products and enables you and your financial advisor to match our solutions to your objectives with confidence.

When you choose Columbia Management, you can be confident that we will take the time to understand your needs and help you and your financial advisor identify the solutions that are right for you. Because at Columbia Management, we don’t consider ourselves successful unless you are.

Sincerely,

J. Kevin Connaughton

President, Columbia Funds

Investors should consider the investment objectives, risks, charges and expenses of a mutual fund carefully before investing. For a free prospectus, which contains this and other important information about the funds, visit www.columbiamanagement.com. The prospectus should be read carefully before investing.

Columbia Funds are distributed by Columbia Management Investment Distributors, Inc., member FINRA, and managed by Columbia Management Investment Advisers, LLC.

© 2011 Columbia Management Investment Advisers, LLC. All rights reserved.

Fund Profile – Columbia Corporate Income Fund

Summary

■	For the 12-month period that ended March 31, 2011, the fund’s Class A shares returned 7.43% without sales charge.

■

The fund’s return was higher than the return of the Barclays Capital Credit Bond Index[1] and slightly lower than the return of its blended benchmark[2] and the average return of the funds in its peer group, the Lipper Corporate Debt Funds BBB-Rated Classification.[3]

■

The fund had more exposure than the Barclays Capital Credit Bond Index to financials and preferred securities, which contributed to its outperformance relative to that measure. The fund’s allocation to high-yield securities also bolstered performance.

Portfolio Management

Brian Lavin has co-managed the fund since 2010 and has been associated with the fund’s adviser or the fund’s previous adviser or its predecessors since 1994.

Tom Murphy has co-managed the fund since 2011 and has been associated with the fund’s adviser or its predecessors since 2002.

Tim Doubek has co-managed the fund since 2011 and has been associated with the fund’s adviser or its predecessors since 2001.

[1]	The Barclays Capital Credit Bond Index is an index of publicly issued investment grade, corporate securities and dollar-denominated SEC registered global debentures.

[2]

A weighted custom composite of the Barclays Capital Credit Bond Index (85%) and JPMorgan Global High Yield Index (15%) established by the advisor. The JPMorgan Global High Yield Index is designed to mirror the investable universe of the U.S. dollar global high yield corporate debt market including domestic and international issues.

[3]

Lipper Inc., a widely respected data provider in the industry, calculates an average total return (assuming reinvestment of distributions) for mutual funds with investment objectives similar to those of the fund. Lipper makes no adjustment for the effect of sales loads.

Indices are not available for investment, are not professionally managed and do not reflect sales charges, fees, brokerage commissions, taxes or other expenses of investing. Securities in the fund may not match those in an index.

Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. Please visit www.columbiamanagement.com for daily and most recent month-end performance updates

Summary

1-year return as of 03/31/11

7.43% Class A shares (without sales charge)

7.01% Barclays Capital Credit Bond Index

8.12% Blended Benchmark

1

Economic Update – Columbia Corporate Income Fund

Summary

For the 12-month period that ended March 31, 2011

■

Strengthening economic growth and rising interest rates kept a lid on most bond market sectors. The Barclays Capital Aggregate Bond Index delivered modest results. However, high-yield bonds were strong performers, as measured by the JPMorgan Developed BB High Yield Index.

Barclays Aggregate Index	JPMorgan Index

5.12%	13.04%

■

The U.S. stock market, as measured by the S&P 500 Index, delivered solid returns, despite a summer 2010 correction. Foreign stock market returns were also positive, as measured by the MSCI EAFE Index (Net).

S&P Index	MSCI Index

15.65%	10.42%

The U.S. economy continued to expand at a solid but uneven pace over the past 12 months, as measured by gross domestic product (GDP). Although lackluster second quarter 2010 GDP growth raised fears that the economy was losing steam and might lapse back into recession, the pace picked up in the third quarter of 2010, inspiring confidence among consumers, businesses and investors. GDP expanded by 2.6% in the third quarter and 3.1% in the fourth quarter. With the Federal Reserve Board (the Fed) providing additional monetary stimulus to shore up economic growth and the extension of key tax cuts for the next two years, expectations are for continued growth in 2011. However, early estimates of first quarter 2011 growth place it just under 2.0%, a disappointment after two strong quarters and a pick-up in employment.

Consumer spending on cars, clothing and other goods generally trended higher during the 12-month period, accelerating in the fourth quarter. Holiday spending rose 5.5% between November 5, 2010 and December 24, 2010, in all retail categories, excluding automobiles, compared with the same period in 2009, according to MasterCard Advisors’ SpendingPulse, which tracks spending on all transactions including cash. Personal income surged in January 2011 as payroll tax cuts kicked in. The personal savings rate edged higher, ending February 2011, the last month for which data was available, at 5.8%.

News on the job front was increasingly positive. A good portion of the jobs added in March, April and May of 2010 were temporary, government-sponsored census positions, which began to unwind in June, July and August of 2010. However, private sector payroll employment began to trend higher in the third quarter, massive layoffs declined and job growth turned solidly positive, with the addition of 444,000 new jobs in the first quarter of 2011.

Despite some glimmers of improvement early in 2010, the housing market remained troublesome throughout the period. Both new and existing home sales fell after a federal tax credit for new and repeat homebuyers expired. Distressed properties pressured prices and foreclosures continued — another drag on prices. The inventory of unsold homes ended the period higher than it started, at 8.9 and 8.6 months for both new and existing homes, respectively, according to the National Association of Realtors and a joint release from the U.S. Census Bureau and the U.S. Department of Housing and Urban Development. The new year brought more disappointing news: Existing home sales fell in January 2011 after three months of sustained improvement. Tight credit and weak appraisals were cited as possible reasons for the decline.

Reports from the business side of the economy were generally positive. A key measure of the nation’s manufacturing situation — the Institute for Supply Management’s Index — took a somewhat surprising turn higher in the final months of the period. Technology spending rose 12% in 2010, according to the NPD Group, a national marketing research firm. Purchases of computers, networking and software returned to prerecession levels. Industrial production rose over the period, and manufacturing capacity utilized, per the report issued by the Fed — a key measure of the health of the manufacturing sector — also edged higher.

2

Economic Update (continued) – Columbia Corporate Income Fund

Bonds delivered modest returns

As the economy strengthened and interest rates edged higher, most bond sectors delivered modest returns. The Barclays Capital Aggregate Bond Index1 returned 5.12%. High-yield bonds led the fixed-income markets. For the 12 months covered by this report, the JPMorgan Developed BB High Yield Index2 returned 13.04% as default fears abated and investors grew more comfortable with risk. Despite rising yields in the second half of the period, the Treasury market was also positive. The Barclays Capital U.S. Treasury Index3 returned 4.53%. However, municipal bonds struggled in the second half of the period, as interest rates inched higher and issue supply surged ahead of the year-end expiration of the Build America Bonds program. The Barclays Capital Municipal Bond Index4 gained 1.63% for the period. Despite positive economic activity, the Fed kept a key short-term interest rate — the federal funds rate — close to zero, reflecting ongoing concerns about employment and the housing market.

Stocks moved higher despite summer 2010 decline

Against a strengthening economic backdrop, stock prices continued to rally despite a summer 2010 setback linked to a debt crisis brewing in Europe, which raised concerns among U.S. investors. These fears were short-lived and stocks regained their footing. In this environment, the S&P 500 Index5 returned 15.65% for the 12 months through March 31, 2011. Outside the United States, stock markets also delivered solid gains. The MSCI EAFE Index (Net),6 a broad gauge of stock market performance in foreign developed markets, returned 10.42% (in U.S. dollars) for the 12-month period, as concerns about the impact of a bailout for weak euro zone economies eased yet continued to restrain market performance. Emerging stock markets were strong. The MSCI Emerging Markets Index (Net)7 returned 18.46% (in U.S. dollars) for the 12-month period.

Past performance is no guarantee of future results.

[1]

The Barclays Capital Aggregate Bond Index is a market value-weighted index that tracks the daily price, coupon, pay-downs and total return performance of fixed-rate, publicly placed, dollar-denominated and non-convertible investment grade debt issues with at least $250 million par amount outstanding and with at least one year to final maturity.

[2]	The JPMorgan Developed BB High Yield Index is an unmanaged index designed to mirror the investable universe of the U.S. dollar developed, BB-rated, high yield corporate debt market.

[3]

The Barclays Capital U.S. Treasury Index includes public obligations of the U.S. Treasury. Treasury bills are excluded by the maturity constraint. In addition, certain special issues, such as state and local government series bonds (SLGs), as well as U.S. Treasury TIPS, are excluded. STRIPS are excluded from the index because their inclusion would result in double-counting.

[4]	The Barclays Capital Municipal Bond Index is considered representative of the broad market for investment-grade, tax-exempt bonds with a maturity of at least one year

[5]	The Standard & Poor’s (S&P) 500 Index tracks the performance of 500 widely held, large-capitalization U.S. stocks.

[6]

The Morgan Stanley Capital International Europe, Australasia, Far East (MSCI EAFE) Index (Net) is a free float-adjusted market capitalization index that is designed to measure the equity market performance of developed markets, excluding the U.S. & Canada. As of December 31, 2010, the MSCI EAFE Index (Net) consisted of the following 22 developed market country indices: Australia, Austria, Belgium, Denmark, Finland, France, Germany, Greece, Hong Kong, Ireland, Israel, Italy, Japan, the Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland and the United Kingdom.

[7]

The Morgan Stanley Capital International Emerging Markets (MSCI EM) Index (Net) is a free float-adjusted market capitalization index that is designed to measure equity market performance of emerging markets. As of December 31, 2010, the MSCI EM Index (Net) consisted of the following 21 emerging market country indices: Brazil, Chile, China, Colombia, Czech Republic, Egypt, Hungary, India, Indonesia, Korea, Malaysia, Mexico, Morocco, Peru, Philippines, Poland, Russia, South Africa, Taiwan, Thailand and Turkey.

Indices are not available for investment, are not professionally managed and do not reflect sales charges, fees, brokerage commissions, taxes or other expenses of investing. Securities in the fund may not match those in an index.

3

Performance Information – Columbia Corporate Income Fund

Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. Please visit www.columbiamanagement.com for daily and most recent month-end performance updates.

Net asset value per share

As of 03/31/11 ($)
Class A	9.71
Class B	9.71
Class C	9.71
Class I	9.71
Class W	9.71
Class Z	9.71

Distributions declared per share

04/01/10 – 03/31/11 ($)
Class A	0.51
Class B	0.44
Class C	0.46
Class I	0.27
Class W	0.26
Class Z	0.54

Performance of a $10,000 investment 04/01/01 – 03/31/11

The chart above shows the change in value of a hypothetical $10,000 investment in Class A shares of Columbia Corporate Income Fund during the stated time period, and does not reflect the deduction of taxes that a shareholder may pay on fund distributions or on the redemption of fund shares.

Performance of a $10,000 investment 04/01/01 – 03/31/11 ($)

Sales charge	without	With
Class A	17,871	17,017
Class B	16,743	16,743
Class C	16,959	16,959
Class I	n/a	n/a
Class W	n/a	n/a
Class Z	18,376	n/a

Average annual total return as of 3/31/11 (%)

Share class	A		B		C		I	W	Z
Inception	07/31/00		07/15/02		07/15/02		9/27/10	9/27/10	03/05/86
Sales charge	without	with	without	with	without	with	without	without	without
1-year	7.43	2.28	6.64	1.64	6.79	5.79	n/a	n/a	7.70
5-year	6.04	5.01	5.25	4.92	5.41	5.41	n/a	n/a	6.30
10-year/Life	5.98	5.46	5.29	5.29	5.42	5.42	1.50	1.31	6.27

The “with sales charge” returns include the maximum initial sales charge of 4.75% for Class A shares and the applicable contingent deferred sales charge of 5.00% in the first year, declining to 1.00% in the sixth year and eliminated thereafter for Class B shares and 1.00% for Class C shares for the first year only. The “without sales charge” returns do not include the effect of sales charges. If they had, returns would be lower.

Performance results reflect any fee waivers or reimbursements of fund expenses by the investment advisor and/or any of its affiliates. Absent these fee waivers or expense reimbursement arrangements, performance results would have been lower.

All results shown assume the reinvestment of distributions. Class I and Class Z shares are sold at net asset value with no distribution and service (Rule 12b-1) fees. Class W shares are sold at net asset value with a service (Rule 12b-1) fee. Class I, Class W and Class Z shares have limited eligibility and the investment minimum requirements may vary. Please see the fund’s prospectus for details. Performance for different share classes will vary based on differences in sales charges and fees associated with each class.

Class I and Class W shares were initially offered by the fund on September 27, 2010, the date of their inception.

The tables do not reflect the deduction of taxes that a shareholder may pay on fund distributions or on the redemption of fund shares.

Class B and Class C shares performance information includes returns of the Class A shares. These returns shown for these share classes reflect any difference in sales charges, but have not been restated to reflect any difference in expenses, such as distribution and service (rule 12b-1) fees, between Class A and the corresponding newer share classes. If differences in expenses had been reflected, the returns shown for periods prior to the inception of the newer share classes of shares would have been lower. Class A shares were initially offered on July 31, 2000, Class B shares and Class C shares were initially offered on July 15, 2002, and Class Z shares were initially offered on March 5, 1986.

4

Understanding Your Expenses – Columbia Corporate Income Fund

As a fund shareholder, you incur two types of costs. There are transaction costs, which generally include sales charges on purchases and may include redemption fees or exchange fees. There are also ongoing costs, which generally include investment advisory fees, distribution and service (Rule 12b-1) fees and other fund expenses. The information on this page is intended to help you understand the ongoing costs of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds.

Analyzing your fund’s expenses by share class

To illustrate these ongoing costs, we have provided an example and calculated the expenses paid by investors in each share class during the period. The information in the following table is based on an initial investment of $1,000, which is invested at the beginning of the period and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the “Actual” column is calculated using the fund’s actual operating expenses and total return for the period. The amount listed in the “Hypothetical” column for each share class assumes that the return each year is 5% before expenses and is calculated based on the fund’s actual operating expenses. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during this period.

Compare with other funds

Since all mutual funds are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing costs of investing in the fund with other funds. To do so, compare the 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the ongoing costs of investing in a fund and do not reflect any transaction costs, such as sales charges, redemption fees or exchange fees.

Estimating your actual expenses

To estimate the expenses that you paid over the period, first you will need your account balance at the end of the period:

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For shareholders who receive their account statements from Columbia Management Investment Services Corp., your account balance is available online at www.columbiamanagement.com or by calling Shareholder Services at 800.345.6611.

■	For shareholders who receive their account statements from their financial intermediary, contact your financial intermediary to obtain your account balance.
1.	Divide your ending account balance by $1,000. For example, if an account balance was $8,600 at the end of the period, the result would be 8.6.
2.	In the section of the table below titled “Expenses paid during the period,” locate the amount for your share class. You will find this number in the column labeled “Actual.” Multiply this number by the result from step 1. Your answer is an estimate of the expenses you paid on your account during the period.

If the value of your account falls below the minimum initial investment requirement applicable to you, your account may be subject to a $20 annual fee. This fee is not included in the accompanying table. If you are subject to the fee, keep it in mind when you are estimating the ongoing expenses of investing in the fund and when comparing the expenses of this fund with other funds.

10/01/10 – 3/31/11

	Account value at the beginning of the period ($)		Account value at the end of the period ($)		Expenses paid during the period ($)		Fund’s annualized expense ratio (%)
	Actual	Hypothetical	Actual	Hypothetical	Actual	Hypothetical	Actual
Class A	1,000.00	1,000.00	1,011.70	1,020.19	4.76	4.78	0.95
Class B	1,000.00	1,000.00	1,007.90	1,016.45	8.51	8.55	1.70
Class C	1,000.00	1,000.00	1,008.70	1,017.20	7.76	7.80	1.55
Class I	1,000.00	1,000.00	1,013.50	1,021.69	3.26	3.28	0.65
Class W	1,000.00	1,000.00	1,011.70	1,020.19	4.76	4.78	0.95
Class Z	1,000.00	1,000.00	1,012.90	1,021.44	3.51	3.53	0.70

Expenses paid during the period are equal to the annualized expense ratio for the share class, multiplied by the average account value over the period, then multiplied by the number of days in the fund’s most recent fiscal half-year and divided by 365.

Had the Investment Manager and/or any of its affiliates not waived fees or reimbursed a portion of expenses, account value at the end of the period would have been reduced.

It is important to note that the expense amounts shown in the table are meant to highlight only ongoing costs of investing in the fund and do not reflect any transaction costs, such as sales charges, redemption fees or exchange fees. Therefore, the hypothetical examples provided may not help you determine the relative total costs of owning shares of different funds. If these transaction costs were included, your costs would have been higher.

5

Portfolio Managers’ Report – Columbia Corporate Income Fund

Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. Please visit www.columbiamanagement.com for daily and most recent month-end performance updates.

30-day SEC yields

as of 03/31/11 (%)
Class A	4.04
Class B	3.54
Class C	3.68
Class I	4.61
Class W	4.29
Class Z	4.54

The 30-day SEC yields reflect the fund’s earning power, net of expenses, expressed as an annualized percentage of the public offering price per share at the end of the period.

Had the Investment Manager and/or any of its affiliates not waived fees or reimbursed a portion of expenses, the 30-day SEC yields would have been lower.

Portfolio structure

as of 03/31/11 (%)
Corporate Fixed-Income Bonds & Notes	85.3
Government & Agency Obligations	5.4
Asset-Backed Securities	3.0
Municipal Bonds	2.7
Preferred Stocks	1.4
Commercial Mortgage-Backed Securities	0.9
Common Stock	0.1
Collateralized Mortgage Obligations	0.0	*
Mortgage-Backed Securities	0.0	*
Warrants	0.0	*
Short-Term Obligation	5.9
Other Assets & Liabilities, Net	(4.7)

*	Rounds to less than 0.1% of net assets.

For the 12-month period that ended March 31, 2011, the fund’s Class A shares returned 7.43% without sales charge. The fund’s return was higher than the 7.01% return of the Barclays Capital Credit Bond Index and slightly lower than the 8.12% return of its blended benchmark, which is a weighted custom composite of the Barclays Capital Credit Bond Index (85%) and JPMorgan Global High Yield Index (15%). The average return of the funds in its peer group, the Lipper Corporate Debt Funds BBB-Rated Classification, was 8.15% for the 12-month period.

The fund had more exposure than the Barclays Capital Credit Bond Index to financials and preferred securities, which contributed to its outperformance relative to that measure. The fund’s allocation to high-yield securities also bolstered performance. The Federal Reserve Board’s (the Fed’s) highly accommodative monetary policies worked to expand liquidity in the economy, much of which found its way into higher-risk assets, such as stocks and corporate bonds. Riskier segments of the bond market outperformed higher-quality Treasuries for the period.

Sector allocation, security selection aided returns

The fund’s overweight stake in investment-grade bonds, combined with strong security selection in the financials sector and among preferred issues, generally accounted for the fund’s performance advantage over the Barclays benchmark. The best results for the period were in the intermediate quality tier, where the fund had strong representation.

Holdings of certain bonds in euro zone banks benefited from better financial positions and more conservative operating policies. In this regard, the bonds of Barclays Bank, Lloyds and ING rose. The fund had more exposure than the benchmark to the telecommunications sector, which aided performance, thanks to gains by both AT&T and Verizon. Both companies benefited from improving business activity. Issuance of new telecommunications bonds was low, and that helped bolster prices. Lower vacancies brightened the outlook for Brandywine Realty, a real estate investment trust, pushing its securities higher.

The fund held fewer non-corporate issues than the index, which hampered results somewhat as yields fell and prices rose on Treasury debt.

Looking ahead

Core inflation, which does not take into account food and energy prices, remains benign. Wages and salaries are relatively stable, so there is little upward pressure on prices in the current environment. The global economic outlook looks positive overall, and the recent restructuring of banks should help them maintain momentum. Against that backdrop, the Fed’s goal is to keep interest rates relatively low in the five-to-seven year range, that portion of the yield curve that tends to influence mortgage rates. (The yield curve is a graphic depiction of yields from short-term to long-term and points in between.) This policy has aided non-Treasury segments of the bond market, and we expect that policy to persist. As a result, we have made few changes to the fund’s positioning for the period ahead. However, we will begin to rethink positioning once the Fed begins to shift its policies and rates move higher, a point that, in our opinion is still six to 12 months away.

6

Portfolio Managers’ Report (continued) – Columbia Corporate Income Fund

Portfolio characteristics and holdings are subject to change periodically and may not be representative of current characteristics and holdings. The outlook for the fund may differ from that presented for other Columbia Funds.

Investing in fixed-income securities may involve certain risks, including the credit quality of individual issuers, possible prepayments, market or economic developments and yields and share price fluctuations due to changes in interest rates. When interest rates go up, bond prices typically drop, and vice versa.

Investments in high-yield bonds (sometimes referred to as “junk” bonds) offer the potential for high current income and attractive total return, but involve certain risks. Changes in economic conditions or other circumstances may adversely affect a high-yield bond issuer’s ability to make principal and interest payments.

Quality breakdown

as of 03/31/11 (%)
Cash and Equivalents	0.2
Treasury	5.0
Agency	0.1
AAA	4.7
AA	11.7
A	26.3
BBB	36.9
BB	7.7
B	6.2
CCC	0.9
Non-Rated	0.3

Maturity breakdown

as of 03/31/11 (%)
0-1 year	1.9
1-2 year	4.3
2-3 years	3.6
3-4 years	4.1
4-5 years	12.3
5-6 years	5.5
6-7 years	10.0
7-8 years	7.2
8-9 years	7.5
9-10 years	8.4
10-20 years	3.8
20 -30 years	28.4
30 years and over	2.8
Cash and Equivalents	0.2

Portfolio structure is calculated as a percentage of net assets.

Quality and maturity breakdowns are calculated as a percentage of total investments.

Ratings shown in the quality breakdown are assigned to individual bonds by taking the lower of the ratings available from one of the following nationally recognized rating agencies: Standard & Poor’s or Moody’s Investor Services. If a security is rated by only one of the two agencies, that rating is used. If a security is not rated by either of the two agencies, it is designated as Non-Rated. Ratings are relative and subjective and are not absolute standards of quality. The credit quality of the fund’s investments does not remove market risk.

The fund is actively managed and the composition of its portfolio will change over time.

7

Investment Portfolio – Columbia Corporate Income Fund

March 31, 2011

Corporate Fixed-Income Bonds & Notes – 85.3%

	Par ($)	Value ($)
Basic Materials – 3.8%
Chemicals – 1.4%
CF Industries, Inc.
6.875% 05/01/18	435,000	487,200
7.125% 05/01/20	153,000	173,273

Chemtura Corp.
7.875% 09/01/18 (a)	102,000	107,865

Dow Chemical Co.
4.250% 11/15/20	2,185,000	2,086,747
5.900% 02/15/15	1,800,000	1,995,046
8.550% 05/15/19	378,000	477,809
9.400% 05/15/39	220,000	326,670

Hexion U.S. Finance Corp./Hexion Nova Scotia Finance ULC
8.875% 02/01/18	780,000	824,850
9.000% 11/15/20 (a)	110,000	114,056

Lubrizol Corp.
8.875% 02/01/19	715,000	918,951

Lyondell Chemical Co.
8.000% 11/01/17 (a)	499,000	551,395

MacDermid, Inc.
9.500% 04/15/17 (a)	270,000	286,537

Momentive Performance Materials, Inc.
9.000% 01/15/21 (a)	180,000	186,075

Nalco Co.
6.625% 01/15/19 (a)	385,000	396,069

NOVA Chemicals Corp.
8.375% 11/01/16	360,000	395,100
8.625% 11/01/19	345,000	385,969

Rain CII Carbon LLC & CII Carbon Corp.
8.000% 12/01/18 (a)	205,000	218,837

Chemicals Total		9,932,449

Forest Products & Paper – 0.1%
Cascades, Inc.
7.750% 12/15/17	370,000	390,813
7.875% 01/15/20	205,000	216,275

Verso Paper Holdings LLC/Verso Paper, Inc.
8.750% 02/01/19 (a)	133,000	138,320

Forest Products & Paper Total		745,408

Iron/Steel – 1.5%
ArcelorMittal
6.750% 03/01/41	2,976,000	2,916,602
7.000% 10/15/39	5,633,000	5,648,074

	Par ($)	Value ($)
JMC Steel Group
8.250% 03/15/18 (a)	113,000	115,543

Nucor Corp.
5.000% 06/01/13	1,110,000	1,194,084

United States Steel Corp.
7.000% 02/01/18	454,000	471,592
7.375% 04/01/20	78,000	81,705

Iron/Steel Total		10,427,600

Metals & Mining – 0.8%
FMG Resources August 2006 Pty Ltd.
6.375% 02/01/16 (a)	410,000	413,075
6.875% 02/01/18 (a)	117,000	121,972
7.000% 11/01/15 (a)	373,000	384,764

Freeport-McMoRan Copper & Gold, Inc.
8.375% 04/01/17	180,000	198,450

Noranda Aluminum Acquisition Corp.
PIK,
5.193% 05/15/15 (05/15/11) (b)(c)	945,000	891,023

Novelis, Inc.
8.375% 12/15/17 (a)	280,000	303,100
8.750% 12/15/20 (a)	275,000	302,500

Vale Overseas Ltd.
6.875% 11/21/36	2,850,000	3,034,854

Metals & Mining Total		5,649,738

Basic Materials Total		26,755,195

Communications – 10.0%
Advertising – 0.2%
Interpublic Group of Companies, Inc.
6.250% 11/15/14	100,000	109,250
10.000% 07/15/17	380,000	452,200

inVentiv Health, Inc.
10.000% 08/15/18 (a)	345,000	358,800

Visant Corp.
10.000% 10/01/17	303,000	327,240

Advertising Total		1,247,490

Media – 3.5%
Belo Corp.
8.000% 11/15/16	360,000	392,400

Bresnan Broadband Holdings LLC
8.000% 12/15/18 (a)	10,000	10,600

Cablevision Systems Corp.
8.625% 09/15/17	555,000	617,437

See Accompanying Notes to Financial Statements.

8

Columbia Corporate Income Fund

March 31, 2011

Corporate Fixed-Income Bonds & Notes (continued)

	Par ($)	Value ($)
Communications (continued)
CCO Holdings LLC/CCO Holdings Capital Corp.
7.000% 01/15/19	315,000	322,875
8.125% 04/30/20	565,000	614,438

Cequel Communications Holdings I LLC & Cequel Capital Corp.
8.625% 11/15/17 (a)	425,000	443,063

Clear Channel Communications, Inc.
9.000% 03/01/21 (a)	700,000	698,250

Clear Channel Worldwide Holdings, Inc.
9.250% 12/15/17	695,000	761,894

CMP Susquehanna Corp.
3.312% 05/15/14 (05/09/11) (a)(b)(c)(d)	30,000	17,700

Comcast Corp.
6.950% 08/15/37	2,850,000	3,102,749

DirecTV Holdings LLC
6.375% 06/15/15	1,070,000	1,106,112

DISH DBS Corp.
7.875% 09/01/19	450,000	487,125

Entravision Communications Corp.
8.750% 08/01/17	445,000	473,925

Gray Television, Inc.
10.500% 06/29/15	343,000	364,866

Insight Communications Co., Inc.
9.375% 07/15/18 (a)	155,000	172,050

Kabel BW Erste Beteiligungs GmbH/Kabel Baden-Wurttemberg GmbH & Co. KG
7.500% 03/15/19 (a)	160,000	163,936

NBC Universal Media, LLC
5.950% 04/01/41 (a)	2,130,000	2,041,109

News America, Inc.
6.150% 02/15/41 (a)	3,395,000	3,366,631
6.400% 12/15/35	1,435,000	1,476,398
6.550% 03/15/33	500,000	525,139

Salem Communications Corp.
9.625% 12/15/16	401,000	433,080

Sinclair Television Group, Inc.
9.250% 11/01/17 (a)	507,000	565,305

Sirius XM Radio, Inc.
8.750% 04/01/15 (a)	260,000	292,500

	Par ($)	Value ($)
Time Warner Cable, Inc.
5.850% 05/01/17	1,070,000	1,170,258
5.875% 11/15/40	3,910,000	3,674,028

Univision Communications, Inc.
7.875% 11/01/20 (a)	355,000	376,300
8.500% 05/15/21 (a)	485,000	500,763

XM Satellite Radio, Inc.
7.625% 11/01/18 (a)	389,000	410,395

Media Total		24,581,326

Telecommunication Services – 6.3%
AT&T, Inc.
5.625% 06/15/16	1,575,000	1,761,886
6.550% 02/15/39	2,125,000	2,214,756

Avaya, Inc.
7.000% 04/01/19 (a)	205,000	199,875
9.750% 11/01/15	126,000	128,048

British Telecommunications PLC
5.950% 01/15/18	5,565,000	6,139,380

Cellco Partnership/Verizon Wireless Capital LLC
5.550% 02/01/14	2,685,000	2,948,237

Cincinnati Bell, Inc.
8.250% 10/15/17	405,000	408,037
8.375% 10/15/20	124,000	121,830

Clearwire Communications LLC/Clearwire Finance, Inc.
12.000% 12/01/15 (a)	195,000	210,213
12.000% 12/01/17 (a)	220,000	235,125

CommScope, Inc.
8.250% 01/15/19 (a)	173,000	180,785

Cricket Communications, Inc.
7.750% 05/15/16	380,000	403,750

Crown Castle International Corp.
9.000% 01/15/15	310,000	341,775

Frontier Communications Corp.
8.500% 04/15/20	250,000	270,937

Integra Telecom Holdings, Inc.
10.750% 04/15/16 (a)	159,000	172,515

Intelsat Jackson Holdings SA
7.250% 10/15/20 (a)	815,000	816,019

ITC Deltacom, Inc.
10.500% 04/01/16	217,000	239,242

Level 3 Financing, Inc.
8.750% 02/15/17	400,000	397,000

See Accompanying Notes to Financial Statements.

9

Columbia Corporate Income Fund

March 31, 2011

Corporate Fixed-Income Bonds & Notes (continued)

	Par ($)	Value ($)
Communications (continued)
9.250% 11/01/14	115,000	117,588
9.375% 04/01/19 (a)	115,000	111,263

MetroPCS Wireless, Inc.
6.625% 11/15/20	205,000	204,744
7.875% 09/01/18	365,000	390,550

Nextel Communications, Inc.
7.375% 08/01/15	142,000	142,533

Nielsen Finance LLC/Nielsen Finance Co.
7.750% 10/15/18 (a)	589,000	631,702
11.500% 05/01/16	146,000	171,915

NII Capital Corp.
7.625% 04/01/21	250,000	255,625
10.000% 08/15/16	210,000	239,400

PAETEC Holding Corp.
8.875% 06/30/17	435,000	468,712
9.875% 12/01/18 (a)	205,000	216,275

Quebecor Media, Inc.
7.750% 03/15/16	615,000	638,063

Qwest Corp.
7.500% 06/15/23	400,000	401,000

SBA Telecommunications, Inc.
8.250% 08/15/19	205,000	226,525

Sprint Capital Corp.
6.875% 11/15/28	285,000	262,912

Sprint Nextel Corp.
8.375% 08/15/17	1,108,000	1,234,035

Telefonica Emisiones SAU
5.134% 04/27/20	4,045,000	4,024,605
6.221% 07/03/17	730,000	796,386
6.421% 06/20/16	1,855,000	2,061,272

tw telecom holdings, inc.
8.000% 03/01/18	210,000	226,538

Verizon Communications, Inc.
3.000% 04/01/16	10,380,000	10,327,114
4.600% 04/01/21	745,000	741,811

Virgin Media Finance PLC
9.500% 08/15/16	540,000	614,250

West Corp.
7.875% 01/15/19 (a)	250,000	255,000

Wind Acquisition Finance SA
7.250% 02/15/18 (a)	220,000	231,000
11.750% 07/15/17 (a)(d)(e)	592,000	1,184
11.750% 07/15/17 (a)	592,000	680,800

	Par ($)	Value ($)
Windstream Corp.
7.750% 10/15/20	700,000	719,250
8.125% 09/01/18	290,000	309,575

Telecommunication Services Total		43,891,037

Communications Total		69,719,853

Consumer Cyclical – 4.2%
Airlines – 0.3%
Continental Airlines, Inc.
7.461% 04/01/15	2,310,205	2,333,307

Airlines Total		2,333,307

Auto Manufacturers – 0.1%
Oshkosh Corp.
8.500% 03/01/20	384,000	430,560

Auto Manufacturers Total		430,560

Auto Parts & Equipment – 0.3%
Accuride Corp.
9.500% 08/01/18	70,000	77,875

Dana Holding Corp.
6.500% 02/15/19	65,000	64,513
6.750% 02/15/21	571,000	569,572

Lear Corp.
7.875% 03/15/18	230,000	250,700
8.125% 03/15/20	425,000	467,500

Pinafore LLC/Pinafore, Inc.
9.000% 10/01/18 (a)	45,000	48,600

Tenneco, Inc.
7.750% 08/15/18	47,000	50,173

TRW Automotive, Inc.
7.000% 03/15/14 (a)	305,000	332,450

Visteon Corp.
6.750% 04/15/19	165,000	165,000

Auto Parts & Equipment Total		2,026,383

Entertainment – 0.4%
AMC Entertainment, Inc.
8.750% 06/01/19	350,000	379,750
9.750% 12/01/20 (a)	230,000	246,100

Boyd Gaming Corp.
9.125% 12/01/18 (a)	681,000	699,727

Pinnacle Entertainment, Inc.
8.625% 08/01/17	210,000	228,900
8.750% 05/15/20	69,000	71,760

Shingle Springs Tribal Gaming Authority
9.375% 06/15/15 (a)	875,000	577,500

See Accompanying Notes to Financial Statements.

10

Columbia Corporate Income Fund

March 31, 2011

Corporate Fixed-Income Bonds & Notes (continued)

	Par ($)	Value ($)
Consumer Cyclical (continued)
Six Flags, Inc.
9.625% 06/01/14 (a)(d)(e)(f)	259,000	—

Speedway Motorsports, Inc.
6.750% 02/01/19 (a)	104,000	104,780
8.750% 06/01/16	400,000	438,000

Tunica-Biloxi Gaming Authority
9.000% 11/15/15 (a)	198,000	196,020

Entertainment Total		2,942,537

Home Builders – 0.1%
Beazer Homes USA, Inc.
9.125% 06/15/18	155,000	157,325

K Hovnanian Enterprises, Inc.
10.625% 10/15/16	190,000	201,875
11.875% 10/15/15	230,000	218,500

Home Builders Total		577,700

Home Furnishings – 0.0%
Norcraft Companies LP/Norcraft Finance Corp.
10.500% 12/15/15	145,000	155,150

Sealy Mattress Co.
10.875% 04/15/16 (a)	42,000	47,723

Home Furnishings Total		202,873

Housewares – 0.1%
Libbey Glass, Inc.
10.000% 02/15/15	450,000	490,500

Housewares Total		490,500

Lodging – 0.5%
MGM Resorts International
9.000% 03/15/20	500,000	550,000
11.375% 03/01/18	445,000	493,950

Penn National Gaming, Inc.
8.750% 08/15/19	500,000	551,875

Pokagon Gaming Authority
10.375% 06/15/14 (a)	226,000	233,910

Seminole Indian Tribe of Florida
6.535% 10/01/20 (a)	65,000	63,874
7.804% 10/01/20 (a)	505,000	499,304

Seneca Gaming Corp.
8.250% 12/01/18 (a)	175,000	180,250

Wyndham Worldwide Corp.
6.000% 12/01/16	100,000	105,964
7.375% 03/01/20	395,000	435,487

Lodging Total		3,114,614

	Par ($)	Value ($)
Office Furnishings – 0.0%
Interface, Inc.
7.625% 12/01/18 (a)	56,000	59,080

Office Furnishings Total		59,080

Retail – 2.4%
CVS Pass-Through Trust
5.298% 01/11/27 (a)	1,597,790	1,614,530
6.036% 12/10/28	2,136,141	2,199,606
8.353% 07/10/31 (a)	7,076,121	8,455,328

Ltd. Brands, Inc.
6.625% 04/01/21	175,000	178,937
7.000% 05/01/20	500,000	529,375

Macy’s Retail Holdings, Inc.
5.350% 03/15/12	645,000	664,350

McDonald’s Corp.
5.700% 02/01/39	1,265,000	1,341,913

Michaels Stores, Inc.
11.375% 11/01/16	65,000	70,850

NBTY, Inc.
9.000% 10/01/18 (a)	30,000	32,550

Needle Merger Sub Corp.
8.125% 03/15/19 (a)	242,000	244,420

QVC, Inc.
7.125% 04/15/17 (a)	55,000	57,544
7.375% 10/15/20 (a)	50,000	52,063
7.500% 10/01/19 (a)	405,000	425,250

Rite Aid Corp.
8.000% 08/15/20	330,000	349,387

Toys R Us Property Co. II, LLC
8.500% 12/01/17	200,000	215,000

Toys R Us, Inc.
7.375% 10/15/18	420,000	421,050

Retail Total		16,852,153

Consumer Cyclical Total		29,029,707

Consumer Non-cyclical – 6.2%
Beverages – 1.3%
Anheuser-Busch InBev Worldwide, Inc.
7.200% 01/15/14	3,935,000	4,470,424
7.750% 01/15/19	460,000	565,942
8.000% 11/15/39	1,860,000	2,486,197

Cott Beverages, Inc.
8.125% 09/01/18	101,000	107,817
8.375% 11/15/17	105,000	112,087

See Accompanying Notes to Financial Statements.

11

Columbia Corporate Income Fund

March 31, 2011

Corporate Fixed-Income Bonds & Notes (continued)

	Par ($)	Value ($)
Consumer Non-cyclical (continued)
PepsiCo, Inc.
4.500% 01/15/20	1,175,000	1,225,952

Beverages Total		8,968,419

Biotechnology – 0.0%
STHI Holding Corp.
8.000% 03/15/18 (a)	93,000	96,255

Biotechnology Total		96,255

Commercial Services – 0.8%
Avis Budget Car Rental LLC/Avis Budget Finance, Inc.
8.250% 01/15/19	300,000	314,250

Brickman Group Holdings, Inc.
9.125% 11/01/18 (a)	20,000	21,450

Cardtronics, Inc.
8.250% 09/01/18	225,000	244,406

Garda World Security Corp.
9.750% 03/15/17 (a)	162,000	174,555

Hertz Corp.
6.750% 04/15/19 (a)	260,000	257,725
7.375% 01/15/21 (a)	301,000	307,773
7.500% 10/15/18 (a)	220,000	227,700

Interactive Data Corp.
10.250% 08/01/18 (a)	355,000	398,487

Iron Mountain, Inc.
8.000% 06/15/20	100,000	106,000

President & Fellows of Harvard College
4.875% 10/15/40	1,490,000	1,423,784
6.500% 01/15/39 (a)	490,000	589,592

RSC Equipment Rental, Inc./RSC Holdings III LLC
8.250% 02/01/21 (a)	120,000	124,800
9.500% 12/01/14	345,000	361,388

United Rentals North America, Inc.
8.375% 09/15/20	425,000	444,125
9.250% 12/15/19	611,000	681,265
10.875% 06/15/16	74,000	85,470

Commercial Services Total		5,762,770

Food – 1.6%
ConAgra Foods, Inc.
7.000% 10/01/28	2,130,000	2,289,009

Dean Foods Co.
7.000% 06/01/16	8,000	7,630
9.750% 12/15/18 (a)	148,000	151,885

	Par ($)	Value ($)
Kraft Foods, Inc.
6.500% 02/09/40	6,450,000	6,842,983

Kroger Co.
8.000% 09/15/29	1,371,000	1,700,838

Food Total		10,992,345

Healthcare Products – 0.0%
Hanger Orthopedic Group, Inc.
7.125% 11/15/18	162,000	165,240

Healthcare Products Total		165,240

Healthcare Services – 1.0%
American Renal Holdings Co., Inc.
8.375% 05/15/18	55,000	58,025
PIK,
9.750% 03/01/16 (a)	60,000	58,950

Apria Healthcare Group, Inc.
11.250% 11/01/14	348,000	374,970

Capella Healthcare, Inc.
9.250% 07/01/17 (a)	40,000	43,000

HCA, Inc.
7.250% 09/15/20	1,062,000	1,136,340
7.875% 02/15/20	326,000	354,525

Healthsouth Corp.
7.750% 09/15/22	27,000	28,080
8.125% 02/15/20	177,000	191,160
10.750% 06/15/16	270,000	287,550

LifePoint Hospitals, Inc.
6.625% 10/01/20 (a)	90,000	92,250

Multiplan, Inc.
9.875% 09/01/18 (a)	214,000	230,050

Radiation Therapy Services, Inc.
9.875% 04/15/17	134,000	136,680

Radnet Management, Inc.
10.375% 04/01/18	50,000	50,562

Roche Holdings, Inc.
6.000% 03/01/19 (a)	1,275,000	1,445,176

Tenet Healthcare Corp.
8.875% 07/01/19	420,000	478,800

UnitedHealth Group, Inc.
6.000% 02/15/18	1,370,000	1,523,769

Vanguard Health Holding Co. II, LLC/Vanguard Holding Co. II, Inc.
7.750% 02/01/19 (a)	111,000	112,387
8.000% 02/01/18	200,000	204,750

See Accompanying Notes to Financial Statements.

12

Columbia Corporate Income Fund

March 31, 2011

Corporate Fixed-Income Bonds & Notes (continued)

	Par ($)	Value ($)
Consumer Non-cyclical (continued)
8.000% 02/01/18 (a)	165,000	169,125

Healthcare Services Total		6,976,149

Household Products/Wares – 0.3%
Central Garden & Pet Co.
8.250% 03/01/18	300,000	313,500

Reynolds Group Issuer, Inc./Reynolds Group Issuer LLC
6.875% 02/15/21 (a)	180,000	180,900
7.125% 04/15/19 (a)	541,000	554,525
7.750% 10/15/16 (a)	243,000	257,580
8.250% 02/15/21 (a)	274,000	271,945
9.000% 04/15/19 (a)	200,000	207,000

Spectrum Brands Holdings, Inc.
9.500% 06/15/18 (a)	419,000	460,900

Household Products/Wares Total		2,246,350

Pharmaceuticals – 1.2%
ConvaTec Healthcare E SA
10.500% 12/15/18 (a)	400,000	420,000

Giant Funding Corp.
8.250% 02/01/18 (a)	257,000	263,425

Mylan, Inc.
6.000% 11/15/18 (a)	200,000	200,000

Novartis Securities Investment Ltd.
5.125% 02/10/19	4,215,000	4,562,729

Valeant Pharmaceuticals International
6.750% 10/01/17 (a)	95,000	93,575
7.000% 10/01/20 (a)	158,000	153,260

Warner Chilcott Co., LLC/Warner Chilcott Finance LLC
7.750% 09/15/18 (a)	296,000	310,060

Wyeth
6.500% 02/01/34	1,810,000	2,079,665

Pharmaceuticals Total		8,082,714

Consumer Non-cyclical Total		43,290,242

Energy – 11.4%
Coal – 0.2%
Arch Coal, Inc.
7.250% 10/01/20	525,000	562,406

Consol Energy, Inc.
8.000% 04/01/17	215,000	235,425
8.250% 04/01/20	435,000	482,306

Coal Total		1,280,137

	Par ($)	Value ($)
Oil & Gas – 6.6%
Anadarko Petroleum Corp.
6.200% 03/15/40	7,760,000	7,496,889

Berry Petroleum Co.
6.750% 11/01/20	70,000	72,100
8.250% 11/01/16	30,000	31,725
10.250% 06/01/14	55,000	63,800

Brigham Exploration Co.
8.750% 10/01/18 (a)	360,000	401,400

Canadian Natural Resources Ltd.
6.250% 03/15/38	1,580,000	1,701,598

Carrizo Oil & Gas, Inc.
8.625% 10/15/18 (a)	377,000	401,505

Chaparral Energy, Inc.
8.250% 09/01/21 (a)	210,000	216,300
9.875% 10/01/20 (a)	97,000	107,670

Chesapeake Energy Corp.
6.125% 02/15/21	190,000	196,175
6.625% 08/15/20	731,000	776,687

Comstock Resources, Inc.
7.750% 04/01/19	74,000	75,295
8.375% 10/15/17	33,000	34,238

Concho Resources, Inc./Midland TX
7.000% 01/15/21	183,000	192,608
8.625% 10/01/17	500,000	552,500

Continental Resources, Inc.
7.125% 04/01/21	361,000	383,562

Denbury Resources, Inc.
8.250% 02/15/20	500,000	557,500

Devon Energy Corp.
6.300% 01/15/19	735,000	861,396

EXCO Resources, Inc.
7.500% 09/15/18	476,000	483,735

Gazprom International SA
7.201% 02/01/20 (a)	1,449,045	1,575,837

Goodrich Petroleum Corp.
8.875% 03/15/19 (a)	185,000	185,000

Hess Corp.
7.300% 08/15/31	2,640,000	3,095,300

Hilcorp Energy I LP/Hilcorp Finance Co.
7.625% 04/15/21 (a)	278,000	291,205
7.750% 11/01/15 (a)	320,000	331,200

See Accompanying Notes to Financial Statements.

13

Columbia Corporate Income Fund

March 31, 2011

Corporate Fixed-Income Bonds & Notes (continued)

	Par ($)	Value ($)
Energy (continued)
Laredo Petroleum, Inc.
9.500% 02/15/19 (a)	509,000	529,996

MEG Energy Corp.
6.500% 03/15/21 (a)	270,000	274,388

Nexen, Inc.
5.875% 03/10/35	1,875,000	1,779,737
7.500% 07/30/39	1,015,000	1,142,913

Oasis Petroleum, Inc.
7.250% 02/01/19 (a)	139,000	141,085

PetroHawk Energy Corp.
7.250% 08/15/18 (a)	187,000	192,143
7.250% 08/15/18	170,000	175,100
7.875% 06/01/15	320,000	339,200

Qatar Petroleum
5.579% 05/30/11 (a)	116,760	117,368

QEP Resources, Inc.
6.875% 03/01/21	255,000	267,750

Quicksilver Resources, Inc.
8.250% 08/01/15	93,000	96,953

Range Resources Corp.
6.750% 08/01/20	220,000	234,025
7.500% 05/15/16	205,000	212,688
8.000% 05/15/19	105,000	115,763

Ras Laffan Liquefied Natural Gas Co., Ltd. III
5.832% 09/30/16 (a)	537,920	576,650
5.838% 09/30/27 (a)	1,200,000	1,203,324

Shell International Finance BV
5.500% 03/25/40	3,865,000	3,916,663

Southwestern Energy Co.
7.500% 02/01/18	2,280,000	2,584,950

Talisman Energy, Inc.
5.850% 02/01/37	4,845,000	4,813,890
7.750% 06/01/19	5,616,000	6,852,565

United Refining Co.
10.500% 02/28/18 (a)	299,000	299,000

Venoco, Inc.
8.875% 02/15/19 (a)	57,000	57,000

Oil & Gas Total		46,008,376

Oil & Gas Services – 0.4%
Aquilex Holdings LLC/Aquilex Finance Corp.
11.125% 12/15/16	113,000	119,356

	Par ($)	Value ($)
Key Energy Services, Inc.
6.750% 03/01/21	187,000	190,272

Trinidad Drilling Ltd.
7.875% 01/15/19 (a)	191,000	201,943

Weatherford International Ltd.
5.125% 09/15/20	555,000	551,090
7.000% 03/15/38	1,520,000	1,609,949

Oil & Gas Services Total		2,672,610

Pipelines – 4.2%
Copano Energy LLC/Copano Energy Finance Corp.
7.125% 04/01/21 (g)	130,000	131,625

El Paso Corp.
6.500% 09/15/20 (a)	658,000	708,995
7.250% 06/01/18	255,000	286,556
7.750% 01/15/32	300,000	336,174

Energy Transfer Equity LP
7.500% 10/15/20	305,000	332,450

Energy Transfer Partners LP
6.000% 07/01/13	1,620,000	1,759,965

Enterprise Products Operating LLC
5.950% 02/01/41	6,265,000	6,093,715

Kinder Morgan Energy Partners LP
5.625% 02/15/15	1,025,000	1,130,973
6.500% 09/01/39	1,695,000	1,737,168
6.950% 01/15/38	1,320,000	1,422,951

Plains All American Pipeline LP/PAA Finance Corp.
5.750% 01/15/20	1,215,000	1,300,384
6.500% 05/01/18	2,130,000	2,394,380
8.750% 05/01/19	545,000	681,822

Regency Energy Partners LP/Regency Energy Finance Corp.
6.875% 12/01/18	622,000	660,875
9.375% 06/01/16	110,000	125,125

Southern Natural Gas Co.
8.000% 03/01/32	1,750,000	2,135,443

Southern Star Central Corp.
6.750% 03/01/16	65,000	65,975

TransCanada Pipelines Ltd.
6.350% 05/15/67 (05/15/17) (b)(c)	7,670,000	7,701,263

Williams Companies, Inc.
7.875% 09/01/21	107,000	133,157

Pipelines Total		29,138,996

Energy Total		79,100,119

See Accompanying Notes to Financial Statements.

14

Columbia Corporate Income Fund

March 31, 2011

Corporate Fixed-Income Bonds & Notes (continued)

	Par ($)	Value ($)
Financials – 35.7%
Banks – 19.8%
Bank of New York Mellon Corp.
4.150% 02/01/21	13,670,000	13,508,639

Barclays Bank PLC
3.900% 04/07/15	965,000	998,230
5.000% 09/22/16	1,800,000	1,908,326
6.860% 09/29/49 (a)(c)	2,360,000	2,206,600
7.375% 06/29/49 (a)(c)	700,000	700,000
7.434% 09/29/49 (a)(c)	4,095,000	4,095,000

Capital One Capital IV
6.745% 02/17/37 (c)	6,895,000	6,920,856

Capital One Capital V
10.250% 08/15/39	7,145,000	7,752,325

Capital One Financial Corp.
7.375% 05/23/14	255,000	292,687

Chinatrust Commercial Bank
5.625% 12/29/49 (03/17/15) (a)(b)(c)	825,000	807,711

CIT Group, Inc.
6.625% 04/01/18 (a)	305,000	309,575
7.000% 05/01/17	1,695,000	1,697,119

Discover Bank/Greenwood DE
8.700% 11/18/19	705,000	844,634

Discover Financial Services
10.250% 07/15/19	545,000	701,125

Fifth Third Bank/Ohio
0.424% 05/17/13 (05/17/11) (b)(c)	1,065,000	1,046,937

HSBC USA, Inc.
5.000% 09/27/20	4,470,000	4,389,048

ING Bank NV
4.000% 03/15/16 (a)	3,660,000	3,654,887

JPMorgan Chase & Co.
7.900% 04/29/49 (04/30/18) (b)(c)	1,915,000	2,095,221

JPMorgan Chase Capital XVII
5.850% 08/01/35	2,190,000	2,113,315

JPMorgan Chase Capital XX
6.550% 09/15/66	1,850,000	1,880,329

JPMorgan Chase Capital XXIII
1.313% 05/15/77 (05/16/11) (b)(c)	2,755,000	2,280,327

JPMorgan Chase Capital XXV
6.800% 10/01/37	8,185,000	8,227,022

	Par ($)	Value ($)
Lloyds Banking Group PLC
6.267% 12/31/49 (11/14/16) (a)(b)(c)	1,720,000	1,388,900
6.657% 01/29/49 (a)	2,296,000	1,836,800

Lloyds TSB Bank PLC
4.375% 01/12/15 (a)	5,928,000	6,037,804

Merrill Lynch & Co., Inc.
5.700% 05/02/17 (h)	2,215,000	2,298,689

PNC Funding Corp.
3.625% 02/08/15	1,870,000	1,933,294

Santander U.S. Debt SA Unipersonal
3.724% 01/20/15 (a)	1,695,000	1,639,150
3.781% 10/07/15 (a)	3,515,000	3,377,698

State Street Corp.
2.875% 03/07/16	1,455,000	1,445,397
4.956% 03/15/18	11,715,000	12,071,839

SunTrust Preferred Capital I
5.853% 12/31/49 (12/15/11) (b)(c)	545,000	433,275

U.S. Bancorp
3.442% 02/01/16	11,875,000	11,839,054

USB Capital XIII Trust
6.625% 12/15/39	8,715,000	9,123,472

Wachovia Capital Trust III
5.570% 03/29/49 (06/15/11) (b)(c)	540,000	495,450

Wells Fargo & Co.
3.676% 06/15/16	12,565,000	12,639,259

Wells Fargo Capital X
5.950% 12/01/86	2,740,000	2,697,944

Banks Total		137,687,938

Diversified Financial Services – 2.4%
Ally Financial, Inc.
6.250% 12/01/17 (a)	265,000	269,969
7.500% 09/15/20 (a)	220,000	232,100
8.000% 03/15/20	1,060,000	1,154,075

E*Trade Financial Corp.
7.375% 09/15/13	75,000	75,281
7.875% 12/01/15	695,000	703,687
PIK,
12.500% 11/30/17	250,000	298,125
Eaton Vance Corp.
6.500% 10/02/17	1,830,000	2,072,803

Ford Motor Credit Co., LLC
5.750% 02/01/21	545,000	538,186

See Accompanying Notes to Financial Statements.

15

Columbia Corporate Income Fund

March 31, 2011

Corporate Fixed-Income Bonds & Notes (continued)

	Par ($)	Value ($)
Financials (continued)
7.000% 04/15/15	140,000	151,540
7.500% 08/01/12	1,150,000	1,226,206

General Electric Capital Corp.
4.375% 09/16/20	2,860,000	2,779,348
4.625% 01/07/21	3,300,000	3,249,913

HSBC Finance Capital Trust IX
5.911% 11/30/35 (c)	985,000	943,137

International Lease Finance Corp.
8.250% 12/15/20	175,000	191,844
8.875% 09/01/17	295,000	334,087
9.000% 03/15/17 (a)	231,000	259,875

Lehman Brothers Holdings, Inc.
5.625% 01/24/13 (i)	6,170,000	1,604,200
6.875% 05/02/18 (i)	600,000	157,500

PF Export Receivables Master Trust
3.748% 06/01/13 (a)	299,463	299,405

SLM Corp.
6.250% 01/25/16	233,000	242,903
8.000% 03/25/20	110,000	119,900

Springleaf Finance Corp.
6.900% 12/15/17	328,000	300,120

Diversified Financial Services Total		17,204,204

Insurance – 10.2%
CNA Financial Corp.
5.750% 08/15/21	2,245,000	2,298,467
5.850% 12/15/14	933,000	1,005,925
7.350% 11/15/19	2,287,000	2,582,903

ING Groep NV
5.775% 12/29/49 (12/08/15) (b)(c)	8,064,000	7,459,200

Liberty Mutual Group, Inc.
7.500% 08/15/36 (a)	5,290,000	5,660,300
10.750% 06/15/88 (06/15/58) (a)(b)(c)	6,810,000	8,853,000

Lincoln National Corp.
8.750% 07/01/19	7,115,000	9,009,440

MetLife Capital Trust X
9.250% 04/08/68 (04/08/38) (a)(b)(c)	1,860,000	2,245,950

MetLife, Inc.
6.750% 06/01/16	2,705,000	3,126,829
10.750% 08/01/39	6,710,000	9,259,800

OneBeacon U.S. Holdings, Inc.
5.875% 05/15/13	1,472,000	1,582,400

Provident Companies, Inc.
7.000% 07/15/18	120,000	132,753

	Par ($)	Value ($)
Prudential Financial, Inc.
4.500% 07/15/13	1,580,000	1,659,687
4.750% 06/13/15	1,075,000	1,139,697
8.875% 06/15/68 (06/15/38) (b)(c)	2,930,000	3,457,400

Transatlantic Holdings, Inc.
8.000% 11/30/39	8,870,000	9,314,653

Unum Group
7.125% 09/30/16	1,735,000	1,955,924

Insurance Total		70,744,328

Investment Companies – 0.1%
Offshore Group Investments Ltd.
11.500% 08/01/15	485,000	538,350

Investment Companies Total		538,350

Real Estate Investment Trusts (REITs) – 3.2%
Boston Properties LP
4.125% 05/15/21	10,635,000	10,115,023

Brandywine Operating Partnership LP
7.500% 05/15/15	1,250,000	1,412,249

Duke Realty LP
7.375% 02/15/15	1,860,000	2,111,189
8.250% 08/15/19	6,325,000	7,595,806

Highwoods Properties, Inc.
5.850% 03/15/17	740,000	787,558

Real Estate Investment Trusts (REITs) Total		22,021,825

Savings & Loans – 0.0%
Washington Mutual Bank
5.125% 01/15/15 (i)	6,350,000	7,937

Washington Mutual Preferred Funding Delaware
6.534% 03/29/49 (a)(i)	1,075,000	21,500

Savings & Loans Total		29,437

Financials Total		248,226,082

Industrials – 4.0%
Aerospace & Defense – 1.1%
Acquisition Co. Lanza Parent
10.000% 06/01/17 (a)	413,000	456,365

ADS Tactical, Inc.
11.000% 04/01/18 (a)	585,000	599,625

Embraer Overseas Ltd.
6.375% 01/15/20	2,600,000	2,795,000

Kratos Defense & Security Solutions, Inc.
10.000% 06/01/17	255,000	281,137

See Accompanying Notes to Financial Statements.

16

Columbia Corporate Income Fund

March 31, 2011

Corporate Fixed-Income Bonds & Notes (continued)

	Par ($)	Value ($)
Industrials (continued)
L-3 Communications Corp.
4.950% 02/15/21	2,795,000	2,811,309

Systems 2001 Asset Trust
6.664% 09/15/13 (a)	365,636	399,574

TransDigm, Inc.
7.750% 12/15/18 (a)	229,000	245,889

Aerospace & Defense Total		7,588,899

Air Transportation – 0.0%
Air 2 US
8.027% 10/01/19 (a)	314,887	324,334

Air Transportation Total		324,334

Building Materials – 0.2%
Associated Materials LLC
9.125% 11/01/17 (a)	132,000	140,250

Euramax International, Inc.
9.500% 04/01/16 (a)	245,000	248,063

Gibraltar Industries, Inc.
8.000% 12/01/15	645,000	659,512

Interline Brands, Inc.
7.000% 11/15/18	99,000	101,475

Nortek, Inc.
11.000% 12/01/13	345,933	365,824

Building Materials Total		1,515,124

Electrical Components & Equipment – 0.0%
WireCo WorldGroup
9.500% 05/15/17 (a)	228,000	242,820

Electrical Components & Equipment Total		242,820

Environmental Control – 0.1%
Clean Harbors, Inc.
7.625% 08/15/16 (a)	100,000	106,125
7.625% 08/15/16	243,000	257,884

Darling International, Inc.
8.500% 12/15/18 (a)	45,000	48,937

Environmental Control Total		412,946

Machinery-Diversified – 0.3%
Case New Holland, Inc.
7.875% 12/01/17 (a)	943,000	1,046,730

Columbus McKinnon Corp.
7.875% 02/01/19 (a)	81,000	83,835

CPM Holdings, Inc.
10.875% 09/01/14 (a)	255,000	275,400

	Par ($)	Value ($)
Manitowoc Co., Inc.
7.125% 11/01/13	300,000	303,375
8.500% 11/01/20	595,000	638,138

Machinery-Diversified Total		2,347,478

Miscellaneous Manufacturing – 0.9%
Amsted Industries, Inc.
8.125% 03/15/18 (a)	375,000	401,250

Bombardier, Inc.
6.300% 05/01/14 (a)	105,000	111,563

Ingersoll-Rand Global Holding Co., Ltd.
9.500% 04/15/14	2,275,000	2,730,416

Polypore International, Inc.
7.500% 11/15/17 (a)	215,000	225,750

SPX Corp.
6.875% 09/01/17 (a)	181,000	194,575

Tyco International Ltd./Tyco International Finance SA
6.875% 01/15/21	2,345,000	2,801,140

Miscellaneous Manufacturing Total		6,464,694

Packaging & Containers – 0.3%
Ardagh Packaging Finance PLC
9.125% 10/15/20 (a)	505,000	546,662

Crown Americas LLC & Crown Americas Capital Corp. II
7.625% 05/15/17	220,000	240,350

Graham Packaging Co., LP/GPC Capital Corp. I
8.250% 01/01/17	100,000	107,250

Graphic Packaging International, Inc.
7.875% 10/01/18	56,000	59,920
9.500% 06/15/17	450,000	499,500

Greif, Inc.
7.750% 08/01/19	275,000	300,438

Packaging & Containers Total		1,754,120

Shipbuilding – 0.1%
Huntington Ingalls Industries, Inc.
6.875% 03/15/18 (a)	190,000	198,313
7.125% 03/15/21 (a)	261,000	272,092

Shipbuilding Total		470,405

Transportation – 1.0%
AMGH Merger Sub, Inc.
9.250% 11/01/18 (a)	247,000	264,908

BNSF Funding Trust I
6.613% 12/15/55 (01/15/26) (b)(c)	3,275,000	3,401,906

See Accompanying Notes to Financial Statements.

17

Columbia Corporate Income Fund

March 31, 2011

Corporate Fixed-Income Bonds & Notes (continued)

	Par ($)	Value ($)
Industrials (continued)
Bristow Group, Inc.
7.500% 09/15/17	300,000	315,375

Burlington Northern Santa Fe LLC
7.950% 08/15/30	855,000	1,085,795

Union Pacific Corp.
5.700% 08/15/18	1,810,000	2,026,568

Transportation Total		7,094,552

Industrials Total		28,215,372

Information Technology – 0.2%
IT Services – 0.2%
First Data Corp.
7.375% 06/15/19 (g)	201,000	205,271
8.875% 08/15/20 (a)	295,000	323,762
9.875% 09/24/15	215,000	220,343
12.625% 01/15/21 (a)	514,000	557,690
PIK,
10.550% 09/24/15	5,263	5,510

IT Services Total		1,312,576

Information Technology Total		1,312,576

Technology – 1.2%
Computers – 0.0%
CDW Escrow Corp.
8.500% 04/01/19 (a)(g)	245,000	245,306

Computers Total		245,306

Networking Products – 0.3%
Cisco Systems, Inc.
5.500% 01/15/40	795,000	780,282
5.900% 02/15/39	1,290,000	1,338,588

Networking Products Total		2,118,870

Semiconductors – 0.2%
Amkor Technology, Inc.
7.375% 05/01/18	118,000	122,130
9.250% 06/01/16	160,000	167,800

Freescale Semiconductor, Inc.
9.250% 04/15/18 (a)	165,000	180,675

NXP BV/NXP Funding LLC
9.750% 08/01/18 (a)	570,000	641,962

Semiconductors Total		1,112,567

Software – 0.7%
Oracle Corp.
5.375% 07/15/40 (a)	2,220,000	2,157,594
6.500% 04/15/38	1,850,000	2,074,871

	Par ($)	Value ($)
Sungard Data Systems, Inc.
7.375% 11/15/18 (a)	385,000	393,663

Software Total		4,626,128

Technology Total		8,102,871

Utilities – 8.6%
Electric – 7.7%
American Electric Power Co., Inc.
5.250% 06/01/15	1,825,000	1,978,218

Calpine Corp.
7.500% 02/15/21 (a)	400,000	414,500

CMS Energy Corp.
4.250% 09/30/15	1,480,000	1,485,550
6.875% 12/15/15	205,000	225,098

Commonwealth Edison Co.
5.900% 03/15/36	690,000	702,858
5.950% 08/15/16	1,495,000	1,677,913
6.150% 09/15/17	1,890,000	2,115,256
6.950% 07/15/18	2,645,000	2,921,540

Consolidated Edison Co. of New York, Inc.
6.750% 04/01/38	1,610,000	1,899,438

Dominion Resources, Inc.
8.875% 01/15/19	1,500,000	1,914,685

DTE Energy Co.
7.625% 05/15/14	955,000	1,097,152

Edison Mission Energy
7.000% 05/15/17	317,000	254,392

Energy Future Holdings Corp.
10.000% 01/15/20	292,000	309,425

Energy Future Intermediate Holding Co., LLC/EFIH Finance, Inc.
10.000% 12/01/20	107,000	113,385

Exelon Generation Co., LLC
6.200% 10/01/17	1,000,000	1,107,719

FPL Energy American Wind LLC
6.639% 06/20/23 (a)	798,713	807,307

FPL Energy National Wind LLC
5.608% 03/10/24 (a)	148,751	148,164

GenOn Energy, Inc.
9.500% 10/15/18 (a)	171,000	178,268

Georgia Power Co.
4.750% 09/01/40	4,425,000	3,962,667

See Accompanying Notes to Financial Statements.

18

Columbia Corporate Income Fund

March 31, 2011

Corporate Fixed-Income Bonds & Notes (continued)

	Par ($)	Value ($)
Utilities (continued)
Ipalco Enterprises, Inc.
7.250% 04/01/16 (a)	330,000	357,225

Kansas City Power & Light Co.
7.150% 04/01/19	5,120,000	6,001,787

Nevada Power Co.
5.375% 09/15/40	445,000	426,286

Niagara Mohawk Power Corp.
4.881% 08/15/19 (a)	3,800,000	3,993,272

NRG Energy, Inc.
7.375% 01/15/17	880,000	917,400

Oncor Electric Delivery Co., LLC
5.250% 09/30/40 (a)	4,660,000	4,270,517
5.950% 09/01/13	4,665,000	5,089,235
7.250% 01/15/33	1,300,000	1,513,797

Southern California Edison Co.
4.500% 09/01/40	5,120,000	4,473,062

Southern Co.
4.150% 05/15/14	1,010,000	1,068,548

Tenaska Alabama II Partners LP
6.125% 03/30/23 (a)	924,148	938,380

Windsor Financing LLC
5.881% 07/15/17 (a)	1,458,335	1,302,526

Electric Total		53,665,570

Gas – 0.9%
Atmos Energy Corp.
6.350% 06/15/17	1,375,000	1,532,210
8.500% 03/15/19	1,705,000	2,129,842

Nakilat, Inc.
6.067% 12/31/33 (a)	1,160,000	1,154,200

Sempra Energy
6.500% 06/01/16	1,120,000	1,278,255

Gas Total		6,094,507

Utilities Total		59,760,077

Total Corporate Fixed-Income Bonds & Notes (Cost of $584,871,054)		593,512,094

Government & Agency Obligations – 5.4%

Foreign Government Obligations – 0.4%
Federative Republic of Brazil
6.000% 01/17/17	1,000,000	1,121,000

	Par ($)	Value ($)
Republic of Italy
5.375% 06/12/17	1,600,000	1,701,294

Foreign Government Obligations Total		2,822,294

U.S. Government Obligations – 5.0%
U.S. Treasury Bonds
4.250% 11/15/40	2,439,000	2,332,674

U.S. Treasury Notes
0.750% 03/31/13	20,000,000	19,984,400
2.125% 02/29/16	10,185,000	10,153,172
3.625% 02/15/21	2,500,000	2,535,548

U.S. Government Obligations Total		35,005,794

Total Government & Agency Obligations (Cost of $37,745,423)		37,828,088

Asset-Backed Securities – 3.0%
Bay View Auto Trust
5.310% 06/25/14	443,379	444,683

Citicorp Residential Mortgage Securities, Inc.
5.892% 03/25/37 (04/01/11) (b)(c)	3,300,000	3,175,389
6.080% 06/25/37 (04/01/11) (b)(c)	4,000,000	3,948,780

Citigroup Mortgage Loan Trust, Inc.
5.517% 08/25/35 (04/01/11) (b)(c)	1,200,000	119,099
5.598% 03/25/36 (04/01/11) (b)(c)	291,632	220,564
5.666% 08/25/35 (04/01/11) (b)(c)	1,000,000	29,103

Countrywide Asset-Backed Certificates
0.360% 06/25/21 (04/25/11) (b)(c)	68,877	67,046

Ford Credit Auto Owner Trust
5.470% 09/15/12	4,000,000	4,054,888
5.690% 11/15/12	3,000,000	3,104,536

Green Tree Financial Corp.
6.870% 01/15/29	308,541	328,715

Harley-Davidson Motorcycle Trust
5.540% 04/15/15	1,400,000	1,429,209

JPMorgan Auto Receivables Trust
5.610% 12/15/14 (a)	281,111	281,177

Residential Asset Mortgage Products, Inc.
4.120% 06/25/33 (04/01/11) (b)(c)	206,174	132,575

Small Business Administration Participation Certificates
5.570% 03/01/26	702,071	752,851

Wachovia Auto Loan Owner Trust
5.650% 02/20/13	2,500,000	2,511,268

Total Asset-Backed Securities (cost of $22,739,445)		20,599,883

See Accompanying Notes to Financial Statements.

19

Columbia Corporate Income Fund

March 31, 2011

Municipal Bonds – 2.7%

	Par ($)	Value ($)
California – 1.0%
CA Educational Facilities Authority
University of Southern California, Series 2009 A,
5.250% 10/01/38	1,530,000	1,544,152

CA Los Angeles Unified School District
Series 2009, 5.750% 07/01/34	2,055,000	1,940,475

CA State
Series 2010, 3.950% 11/01/15	3,550,000	3,546,379

California Total		7,031,006

Illinois – 0.1%
IL Chicago
Series 2010 B, 6.742% 11/01/40	430,000	439,563

Illinois Total		439,563

Kentucky – 0.6%
KY Asset Liability Commission
Series 2010, 3.165% 04/01/18	4,365,000	4,235,665

Kentucky Total		4,235,665

Massachusetts – 0.8%
MA State
Series 2010: 5.631% 06/01/30	1,700,000	1,769,156
5.731% 06/01/40	3,450,000	3,544,496

Massachusetts Total		5,313,652

New York – 0.2%
NY New York City Municipal Water Finance Authority
Series 2005 D, 5.000% 06/15/39	1,895,000	1,825,529

New York Total		1,825,529

Total Municipal Bonds (cost of $18,895,258)		18,845,415

Preferred Stocks – 1.4%
	Shares
Communications – 0.0%
Media – 0.0%
CMP Susquehanna Radio Holdings Corp., Series A (a)(d)(j)	7,089	71

Media Total		71

Communications Total		71

	Shares	Value ($)
Financials – 1.4%
Diversified Financial Services – 1.4%
Citigroup Capital XIII 7.875% 10/30/40 (10/30/15) (b)(c)	361,140	9,895,236

Diversified Financial Services Total		9,895,236

Financials Total		9,895,236

Total Preferred Stocks (cost of $9,485,630)		9,895,307

Commercial Mortgage-Backed Securities – 0.9%
	Par ($)
Bear Stearns Commercial Mortgage Securities
5.723% 09/11/38 (04/01/11) (b)(c)	3,750,000	4,113,402

GMAC Commercial Mortgage Securities, Inc.
5.472% 05/10/40 (04/01/11) (b)(c)	1,230,000	1,314,356

LB-UBS Commercial Mortgage Trust
5.430% 02/15/40	695,000	732,335

Total Commercial Mortgage-Backed Securities (Cost of $3,880,698)		6,160,093

Common Stock – 0.1%
	Shares
Consumer Discretionary – 0.1%
Six Flags Entertainment Corp.	5,126	369,040

Consumer Discretionary Total		369,040

Total Common Stock (Cost of $369,395)		369,040

Collateralized Mortgage Obligations – 0.0%
	Par ($)
Non-Agency – 0.0%
Citicorp Mortgage Securities, Inc.
5.949% 05/25/37 (04/01/11) (b)(c)	1,300,182	13

Countrywide Alternative Loan Trust
5.500% 09/25/35	1,989,227	16,238
Sequoia Mortgage Trust
5.537% 07/20/37 (04/01/11) (b)(c)	724,110	90,617

Non-Agency Total		106,868

Total Collateralized Mortgage Obligations (cost of $4,199,435)		106,868

See Accompanying Notes to Financial Statements.

20

Columbia Corporate Income Fund

March 31, 2011

Mortgage-Backed Securities – 0.0%

	Par ($)	Value ($)
Government National Mortgage Association
10.000% 10/15/17	1,021	1,028
10.000% 01/15/19	233	261
10.500% 01/15/16	2,003	2,015
10.500% 04/15/20	1,259	1,267
10.500% 05/15/20	5,924	6,698
11.500% 05/15/13	1,841	1,854
12.500% 11/15/13	1,348	1,358
12.500% 12/15/13	3,589	3,616
14.000% 08/15/11	21	21

Total Mortgage-Backed Securities (cost of $17,459)		18,118

Warrants – 0.0%
	Units
Financials – 0.0%
CNB Capital Trust I Expires 03/23/19 (a)(d)(j)	8,101	81

Financials Total		81

Total Warrants (Cost of $81)		81

Short-Term Obligation – 5.9%
	Par ($)
Repurchase agreement with Fixed Income Clearing Corp., dated 03/31/11, due 04/01/11 at 0.070%, collateralized by a U.S. Government Agency obligation maturing 06/23/15, market value $42,131,688 (repurchase proceeds $41,301,080)	41,301,000	41,301,000

Total Short-Term Obligation (cost of $41,301,000)		41,301,000

Total Investments – 104.7% (cost of $723,504,878)(k)		728,635,987

Other Assets & Liabilities, Net – (4.7)%		(32,439,477)

Net Assets – 100.0%		696,196,510

Notes to Investment Portfolio:

(a)	Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At March 31, 2011, these securities, which are not illiquid except for the following, amounted to $115,532,232, which represents 16.6% of net assets.

Security	Acquisition Dates	Shares/ Par/Units	Cost	Value
CMP Susquehanna Radio Holdings Corp. Series A	03/26/09	7,089	$71	$71
CNB Capital Trust I Expires 03/23/19	03/26/09	8,101	81	81
CMP Susquehanna Corp. 3.312% 05/15/14	03/26/09	$30,000	27,777	17,700
Six Flags, Inc. 9.625% 06/01/14	05/07/10	$259,000	—	—
Systems 2001 Asset Trust 6.664% 09/15/13	06/04/01	$365,636	365,636	399,574
Wind Acquisition Finance SA 11.750% 07/15/17	03/04/11	$592,000	—	1,184

				$418,610

(b)	Parenthetical date represents the next interest rate reset date for the security.

(c)	The interest rate shown on floating rate or variable rate securities reflects the rate at March 31, 2011.

(d)	Represents fair value as determined in good faith under procedures approved by the Board of Trustees. At March 31, 2011, the value of these securities amounted to $19,036, which represents less than 0.1% of net assets.

(e)	Position reflects anticipated residual bankruptcy claims. Income is not being accrued.

(f)	Security has no value.

(g)	Security purchased on a delayed delivery basis.

(h)	Investments in affiliates during the year ended March 31, 2011:

Affiliate	Value, beginning of period	Purchases	Sales Proceeds	Interest Income	Value, end of period
Merrill Lynch & Co., Inc., 5.700% 05/02/17	$6,331,748	$—	$1,899,302	$27,257	$—
Merrill Lynch & Co., Inc., 7.750% 05/14/38	2,865,398	—	—	16,695	—

	$9,197,146	$—	$1,899,302	$43,952	$—

As of May 1, 2010, this company was no longer an affiliate of the fund. The above table reflects activity for the period from April 1, 2010 through April 30, 2010.

(i)	The issuer has filed for bankruptcy protection under Chapter 11 and is in default of certain debt covenants. Income is not being accrued. At March 31, 2011, the value of these securities amounted to $1,791,137, which represents 0.3% of net assets.

(j)	Non-income producing security.

(k)	Cost for federal income tax purposes is $724,893,645.

Generally accepted accounting principles (GAAP) require disclosure regarding the inputs and valuation techniques used to measure fair value and any changes in valuation inputs or techniques. In addition, investments shall be disclosed by major category.

The Fund categorizes its fair value measurements according to a three-level hierarchy that maximizes the use of observable inputs and minimizes the use of unobservable inputs by prioritizing that the most observable input be used when available. Observable inputs are those that market participants would use in pricing an investment based on market data obtained from sources independent of the reporting entity. Unobservable inputs are those that reflect the Fund’s assumptions about the information market participants would use in pricing an investment. An investment’s level within the fair value hierarchy is based on the lowest level of any input that is deemed significant to the asset or liability’s fair value measurement. The input levels are not necessarily an indication of the risk or liquidity associated with investments at that level. For example, certain U.S. government securities are generally high quality and liquid, however, they are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market.

See Accompanying Notes to Financial Statements.

21

Columbia Corporate Income Fund

March 31, 2011

Fair value inputs are summarized in the three broad levels listed below:

•

Level 1 — Valuations based on quoted prices for investments in active markets that the Fund has the ability to access at the measurement date (including NAV for open-end mutual funds). Valuation adjustments are not applied to Level 1 investments.

•	Level 2 — Valuations based on other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.).

•	Level 3 — Valuations based on significant unobservable inputs (including the Fund’s own assumptions and judgment in determining the fair value of investments).

Inputs that are used in determining fair value of an investment may include price information, credit data, volatility statistics, and other factors. These inputs can be either observable or unobservable. The availability of observable inputs can vary between investments, and is affected by various factors such as the type of investment, and the volume and level of activity for that investment or similar investments in the marketplace. The inputs will be considered by the Investment Manager, along with any other relevant factors in the calculation of an investment’s fair value. The Fund uses prices and inputs that are current as of the measurement date, which may include periods of market dislocations. During these periods, the availability of prices and inputs may be reduced for many investments. This condition could cause an investment to be reclassified between the various levels within the hierarchy. Non-U.S. equity securities actively traded in foreign markets may be reflected in Level 2 despite the availability of closing prices, because the Fund evaluates and determines whether those closing prices reflect fair value at the close of the New York Stock Exchange (NYSE) or require adjustment, as described in Note 2 to the financial statements — Security Valuation.

Investments falling into the Level 3 category are primarily supported by quoted prices from brokers and dealers participating in the market for those investments. However, these may be classified as Level 3 investments due to lack of market transparency and corroboration to support these quoted prices. Additionally, valuation models may be used as the pricing source for any remaining investments classified as Level 3. These models rely on one or more significant unobservable inputs and/or significant assumptions by the Investment Manager. Inputs used in valuations may include, but are not limited to, financial statement analysis, capital account balances, discount rates and estimated cash flows, and comparable company data.

The following table is a summary of the inputs used to value the Fund’s investments as of March 31, 2011:

Description	Quoted Prices (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Corporate Fixed-Income Bonds & Notes
Basic Materials	$—	$26,755,195	$—	$26,755,195
Communications	—	69,700,969	18,884	69,719,853
Consumer Cyclical	—	26,696,400	2,333,307	29,029,707
Consumer Non-Cyclical	—	43,290,242	—	43,290,242
Energy	—	79,100,119	—	79,100,119
Financials	—	248,226,082	—	248,226,082
Industrials	—	27,891,038	324,334	28,215,372
Information Technology	—	1,312,576	—	1,312,576
Technology	—	8,102,871	—	8,102,871
Utilities	—	59,760,077	—	59,760,077

Total Corporate Fixed-Income Bonds & Notes	—	590,835,569	2,676,525	593,512,094

Description	Quoted Prices (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Government & Agency Obligations
Foreign Government Obligations	—	2,822,294	—	2,822,294
U.S. Government Obligations	35,005,794	—	—	35,005,794

Total Government & Agency Obligations	35,005,794	2,822,294	—	37,828,088

Total Asset-Backed Securities	—	20,599,883	—	20,599,883

Total Municipal Bonds	—	18,845,415	—	18,845,415

Preferred Stocks
Communications	—	—	71	71
Energy	—	9,895,236	—	9,895,236

Total Preferred Stocks	—	9,895,236	71	9,895,307

Total Commercial Mortgage-Backed Securities	—	6,160,093	—	6,160,093

Total Common Stock	369,040	—	—	369,040

Total Collateralized Mortgage Obligations	—	106,868	—	106,868

Total Mortgage-Backed Securities	—	18,118	—	18,118

Total Warrants	—	—	81	81

Total Short-Term Obligation	—	41,301,000	—	41,301,000

Total Investments	35,374,834	690,584,476	2,676,677	728,635,987

Unrealized Depreciation on Credit Default Swap Contracts	—	(22,489)	—	(22,489)

Unrealized Depreciation on Futures Contracts	(87,521)	—	—	(87,521)

Total	$35,287,313	$690,561,987	$2,676,677	$728,525,977

The Fund’s assets assigned to the Level 2 input category are generally valued using the market approach, in which a security’s value is determined through its reference to prices and information from market transactions for similar or identical assets.

The Fund’s assets assigned to the Level 3 category are valued utilizing the valuation technique deemed the most appropriate in the circumstances.

Certain corporate fixed-income bonds & notes, preferred stock and warrants classified as Level 3 are valued using a market approach. To determine fair value for these securities, management considered earnings of the respective company, market multiples derived from a set of comparable companies and the position of the security within the respective company’s capital structure. Certain corporate fixed-income bonds & notes classified as Level 3 securities are valued using the market approach and may utilize single market quotations from broker dealers.

See Accompanying Notes to Financial Statements.

22

Columbia Corporate Income Fund

March 31, 2011

Certain corporate fixed-income bonds & notes are valued using a market approach. To determine fair value for these securities, management considered estimates of the securities cash flow and loan performance data. Management also took into account available market data, including observed yields on securities management deemed comparable.

Certain corporate fixed-income bonds & notes classified as Level 3 securities are valued using an income approach, which considers estimates of distributions from potential actions related to the respective company’s bankruptcy filing.

There were no significant transfers of financial assets between Levels 1 and 2 during the period.

The following table reconciles asset balances for the year ending March 31, 2011, in which significant unobservable inputs (Level 3) were used in determining value:

Investments in Securities	Balance as of March 31, 2010	Accrued Discounts/ Premiums	Realized Gain/ (Loss)	Change in Unrealized Appreciation (Depreciation)	Purchases	Sales	Transfers into Level 3	Transfers out of Level 3	Balance as of March 31, 2011
Corporate Fixed-Income Bonds & Notes
Communications	$17,700	$522	$—	$662	$—	$—	$—	$—	$18,884
Consumer Cyclical	3,240,053	—	99,217	(35,102)	—	(970,861)	—	—	2,333,307
Industrials	341,792	—	(47,436)	117,791	—	(87,813)	—	—	324,334
Warrants
Financials	81	—	—	—	—	—	—	—	81
Preferred Stocks
Communications	71	—	—	—	—	—	—	—	71

	$3,599,697	$522	$51,781	$83,351	$—	$(1,058,674)	$—	$—	$2,676,677

The information in the above reconciliation represents fiscal year to date activity for any securities identified as using Level 3 inputs at either the beginning or the end of the current fiscal period.

The change in unrealized appreciation attributable to securities owned at March 31, 2011, which were valued using significant unobservable inputs (Level 3) amounted to $83,351. This amount is included in net change in unrealized appreciation on the Statement of Changes in Net Assets.

At March 31, 2011, the Fund has entered into the following credit default swap contract:

Credit Risk

Swap Counterparty	Referenced Obligation	Receive Buy/Sell Protection	Fixed Rate	Expiration Date	Notional Amount	Upfront Premium Paid (Received)	Value of Contract
JPMorgan	D.R. Horton, Inc.	Buy	1.000%	03/20/15	$4,500,000	$196,380	$(22,489)

At March 31, 2011, the Fund held the following open short futures contracts:

Interest Rate Risk

Type	Number of Contracts	Value	Aggregate Face Value	Expiration Date	Unrealized Depreciation
2-Year U.S. Treasury Notes	134	$29,228,750	$29,209,471	Jun-2011	$(19,279)
5-Year U.S. Treasury Notes	349	40,759,383	40,752,796	Jun-2011	(6,587)
30-Year U.S. Treasury Bonds	175	21,032,813	21,010,369	Jun-2011	(22,444)
Ultra Long U.S. Treasury Bonds	36	4,448,250	4,409,039	Jun-2011	(39,211)

					$(87,521)

At March 31, 2011, cash of $1,678,000 was pledged as collateral for open futures contracts.

At March 31, 2011, asset allocation of the Fund is as follows:

Asset Allocation (Unaudited)	% of Net Assets
Corporate Fixed-Income Bonds & Notes	85.3
Government & Agency Obligations	5.4
Asset-Backed Securities	3.0
Municipal Bonds	2.7
Preferred Stocks	1.4
Commercial Mortgage-Backed Securities	0.9
Common Stock	0.1
Collateralized Mortgage Obligations	0.0	*
Mortgage-Backed Securities	0.0	*
Warrants	0.0	*

	98.8
Short-Term Obligation	5.9
Other Assets & Liabilities, Net	(4.7)

	100.0

*	Represents less than 0.1% of net assets.

Acronym	Name
PIK	Payment-In-Kind

See Accompanying Notes to Financial Statements.

23

Statement of Assets and Liabilities – Columbia Corporate Income Fund

March 31, 2011

		($)
Assets	Investments, at identified cost	723,504,878

	Investments, at value	728,635,987
	Cash	483
	Cash collateral for open futures contracts	1,678,000
	Credit default swap contracts premiums paid	154,314
	Receivable for:
	Investments sold	30,862,803
	Fund shares sold	699,085
	Dividends	308
	Interest	8,623,575
	Foreign tax reclaims	1,184
	Expense reimbursement due from Investment Manager	179,015
	Trustees’ deferred compensation plan	60,896
	Prepaid expenses	741
	Other assets	254,316

	Total Assets	771,150,707

Liabilities	Open credit default swap contracts	22,489
	Payable for:
	Investments purchased	71,514,899
	Investments purchased on a delayed delivery basis	576,000
	Fund shares repurchased	904,192
	Futures variation margin	5,516
	Distributions	1,271,660
	Investment advisory fee	229,158
	Administration fee	72,142
	Pricing and bookkeeping fees	16,782
	Transfer agent fee	159,130
	Trustees’ fees	333
	Custody fee	8,420
	Distribution and service fees	50,861
	Chief compliance officer expenses	296
	Trustees’ deferred compensation plan	60,896
	Other liabilities	61,423

	Total Liabilities	74,954,197

	Net Assets	696,196,510

Net Assets Consist of	Paid-in capital	722,389,801
	Overdistributed net investment income	(831,992)
	Accumulated net realized loss	(30,058,724)
	Net unrealized appreciation (depreciation) on:
	Investments	5,131,109
	Futures contracts	(87,521)
	Credit default swap contracts	(346,163)

	Net Assets	696,196,510

See Accompanying Notes to Financial Statements.

24

Statement of Assets and Liabilities (continued) – Columbia Corporate Income Fund

March 31, 2011

Class A	Net assets	$81,878,583
	Shares outstanding	8,431,267
	Net asset value per share	$9.71	(a)
	Maximum sales charge	4.75%
	Maximum offering price per share ($9.71/0.9525)	$10.19	(b)

Class B	Net assets	$4,343,737
	Shares outstanding	447,298
	Net asset value and offering price per share	$9.71	(a)

Class C	Net assets	$9,952,400
	Shares outstanding	1,024,842
	Net asset value and offering price per share	$9.71	(a)

Class I(c)	Net assets	$98,729,249
	Shares outstanding	10,165,405
	Net asset value, offering and redemption price per share	$9.71

Class W(c)	Net assets	$104,340,378
	Shares outstanding	10,744,157
	Net asset value, offering and redemption price per share	$9.71

Class Z	Net assets	$396,952,163
	Shares outstanding	40,875,321
	Net asset value, offering and redemption price per share	$9.71

(a)	Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

(b)	On sales of $50,000 or more the offering price is reduced.

(c)	Class I and Class W shares commenced operations on September 27, 2010.

See Accompanying Notes to Financial Statements.

25

Statement of Operations – Columbia Corporate Income Fund

For the Year Ended March 31, 2011

		($) (a)
Investment Income	Interest	31,962,038
	Interest from affiliates	43,952
	Dividends	227,738
	Foreign taxes withheld	(1,401)

	Total Investment Income	32,232,327

Expenses	Investment advisory fee	2,217,763
	Administration fee	691,021
	Distribution fee:
	Class B	41,014
	Class C	82,344
	Service fee:
	Class A	210,260
	Class B	13,671
	Class C	27,454
	Class W	82,399
	Pricing and bookkeeping fees	160,650
	Transfer agent fee:
	Class A, Class B, Class C, Class W and Class Z	633,929
	Trustees’ fees	34,220
	Custody fee	51,869
	Chief compliance officer expenses	1,463
	Other expenses	307,410

	Expenses before interest expense	4,555,467
	Interest expense	30,027

	Total Expenses	4,585,494

	Fees waived or expenses reimbursed by Investment Manager	(366,513)
	Fees waived by distributor—Class C	(16,471)
	Expense reductions	(46)

	Net Expenses	4,202,464

	Net Investment Income	28,029,863

Net Realized and Unrealized Gain (Loss) on Investments, Foreign Currency, Futures Contracts and Credit Default Swap Contracts	Net realized gain (loss) on:
	Investments	20,808,883
	Foreign currency transactions and forward foreign currency exchange contracts	35,518
	Futures contracts	(5,962,504)
	Credit default swap contracts	(2,825,316)

	Net realized gain	12,056,581

	Net change in unrealized appreciation (depreciation) on:
	Investments	(2,787,378)
	Foreign currency translations and forward foreign currency exchange contracts	(6,766)
	Futures contracts	298,698
	Credit default swap contracts	483,953

	Net change in unrealized appreciation (depreciation)	(2,011,493)

	Net Gain	10,045,088

	Net Increase Resulting from Operations	38,074,951

(a)	Class W shares commenced operations on September 27, 2010.

See Accompanying Notes to Financial Statements.

26

Statement of Changes in Net Assets – Columbia Corporate Income Fund

		Year Ended March 31,
Increase (Decrease) in Net Assets		2011 ($)(a)(b)	2010 ($)
Operations	Net investment income	28,029,863	32,355,478
	Net realized gain on investments, futures contracts, credit default swap contracts, foreign currency transactions and forward foreign currency exchange contracts	12,056,581	8,048,067
	Net change in unrealized appreciation (depreciation) on investments, futures contracts, credit default swap contracts, foreign currency translations and forward foreign currency exchange contracts	(2,011,493)	105,540,713

	Net increase resulting from operations	38,074,951	145,944,258

Distributions to Shareholders	From net investment income:
	Class A	(4,481,416)	(5,249,455)
	Class B	(251,572)	(428,888)
	Class C	(519,875)	(652,222)
	Class I	(517,220)	—
	Class W	(1,678,751)	—
	Class Z	(21,713,307)	(27,984,986)

	Total distributions to shareholders	(29,162,141)	(34,315,551)

	Net Capital Stock Transactions	132,880,043	(4,548,848)

	Increase from regulatory settlements	—	6,535

	Total increase in net assets	141,792,853	107,086,394

Net Assets	Beginning of period	554,403,657	447,317,263
	End of period	696,196,510	554,403,657
	Overdistributed net investment income at end of period	(831,992)	(1,133,287)

(a)	Class I and Class W shares commenced operations on September 27, 2010.

(b)	Class I and Class W shares reflect activity for the period September 27, 2010 through March 31, 2011.

See Accompanying Notes to Financial Statements.

27

Statement of Changes in Net Assets (continued) – Columbia Corporate Income Fund

	Capital Stock Activity
	Year Ended March 31, 2011 (a)(b)		Year Ended March 31, 2010
	Shares	Dollars ($)	Shares	Dollars ($)
Class A
Subscriptions	1,507,952	14,565,372	1,348,388	12,079,886
Distributions reinvested	326,686	3,163,931	457,555	4,138,916
Redemptions	(2,358,254)	(22,786,915)	(2,216,339)	(19,741,567)

Net decrease	(523,616)	(5,057,612)	(410,396)	(3,522,765)

Class B
Subscriptions	51,445	495,733	89,784	791,251
Distributions reinvested	17,124	165,660	34,497	311,148
Redemptions	(311,899)	(3,013,501)	(445,888)	(3,963,679)

Net decrease	(243,330)	(2,352,108)	(321,607)	(2,861,280)

Class C
Subscriptions	183,718	1,774,340	175,170	1,550,578
Distributions reinvested	31,891	308,829	46,533	420,434
Redemptions	(372,498)	(3,606,826)	(350,263)	(3,118,901)

Net decrease	(156,889)	(1,523,657)	(128,560)	(1,147,889)

Class I
Subscriptions	10,334,592	100,306,262	—	—
Distributions reinvested	53,189	517,152	—	—
Redemptions	(222,376)	(2,163,407)	—	—

Net increase	10,165,405	98,660,007	—	—

Class W
Subscriptions	11,612,702	112,516,104	—	—
Distributions reinvested	173,020	1,678,648	—	—
Redemptions	(1,041,565)	(10,082,908)	—	—

Net increase	10,744,157	104,111,844	—	—

Class Z
Subscriptions	10,893,155	105,352,950	11,799,027	105,854,141
Distributions reinvested	782,503	7,573,182	1,359,023	12,296,549
Redemptions	(18,133,934)	(173,884,563)	(12,900,249)	(115,167,604)

Net increase (decrease)	(6,458,276)	(60,958,431)	257,801	2,983,086

(a)	Class I and Class W shares commenced operations on September 27, 2010.

(b)	Class I and Class W shares reflect activity for the period September 27, 2010 through March 31, 2011.

See Accompanying Notes to Financial Statements.

28

Financial Highlights – Columbia Corporate Income Fund

Selected data for a share outstanding throughout each period is as follows:

	Year Ended March 31,
Class A Shares	2011 (a)		2010		2009		2008		2007
Net Asset Value, Beginning of Period	$9.53		$7.61		$9.06		$9.68		$9.62

Income from Investment Operations:
Net investment income (b)	0.50		0.54		0.50		0.51		0.49
Net realized and unrealized gain (loss) on investments, foreign currency, futures contracts and credit default swap contracts	0.19		1.95		(1.45)		(0.62)		0.08

Total from investment operations	0.69		2.49		(0.95)		(0.11)		0.57

Less Distributions to Shareholders:
From net investment income	(0.51)		(0.57)		(0.50)		(0.51)		(0.51)

Increase from regulatory settlements	—		—	(c)	—		—		—

Net Asset Value, End of Period	$9.71		$9.53		$7.61		$9.06		$9.68
Total return (d)	7.43	%(e)	33.42%		(10.77)%		(1.15)%		6.04	%(f)

Ratios to Average Net Assets/Supplemental Data:
Net expenses before interest expense (g)	0.95%		0.95%		1.03%		1.00%		0.97%
Interest expense	0.01%		—	%(h)	—	%(h)	—	%(h)	—
Net expenses (g)	0.96%		0.95%		1.03%		1.00%		0.97%
Waiver/Reimbursement	0.07%		—		—		—		—
Net investment income (g)	5.14%		6.04%		5.95%		5.41%		5.13%
Portfolio turnover rate	108%		131%		147%		193%		142%
Net assets, end of period (000s)	$81,879		$85,361		$71,290		$108,294		$123,330

(a)	On September 27, 2010, Columbia Income Fund was renamed Columbia Corporate Income Fund.

(b)	Per share data was calculated using the average shares outstanding during the period.

(c)	Rounds to less than $0.01 per share.

(d)	Total return at net asset value assuming all distributions reinvested and no initial sales charge or contingent deferred sales charge.

(e)	Had the Investment Manager and/or any of its affiliates not waived fees or reimbursed a portion of expenses, total return would have been reduced.

(f)	Total return includes a voluntary reimbursement by the Investment Manager for a realized investment loss due to a trading error. This reimbursement increased total return and net asset value per share by less than 0.01% and less than $0.01, respectively.

(g)	The benefits derived from expense reductions had an impact of less than 0.01%.

(h)	Rounds to less than 0.01%.

See Accompanying Notes to Financial Statements.

29

Financial Highlights – Columbia Corporate Income Fund

Selected data for a share outstanding throughout each period is as follows:

	Year Ended March 31,
Class B Shares	2011 (a)		2010		2009		2008		2007
Net Asset Value, Beginning of Period	$9.53		$7.61		$9.06		$9.68		$9.62

Income from Investment Operations:
Net investment income (b)	0.43		0.48		0.43		0.44		0.42
Net realized and unrealized gain (loss) on investments, foreign currency, futures contracts and credit default swap contracts	0.19		1.95		(1.45)		(0.62)		0.07

Total from investment operations	0.62		2.43		(1.02)		(0.18)		0.49

Less Distributions to Shareholders:
From net investment income	(0.44)		(0.51)		(0.43)		(0.44)		(0.43)

Increase from regulatory settlements	—		—	(c)	—		—		—

Net Asset Value, End of Period	$9.71		$9.53		$7.61		$9.06		$9.68
Total return (d)	6.64	%(f)	32.44%		(11.44)%		(1.88)%		5.26	%(e)

Ratios to Average Net Assets/Supplemental Data:
Net expenses before interest expense (g)	1.70%		1.70%		1.78%		1.75%		1.72%
Interest expense	0.01%		—	%(h)	—	%(h)	—	%(h)	—
Net expenses (g)	1.71%		1.70%		1.78%		1.75%		1.72%
Waiver/Reimbursement	0.07%		—		—		—		—
Net investment income (g)	4.42%		5.33%		5.17%		4.67%		4.38%
Portfolio turnover rate	108%		131%		147%		193%		142%
Net assets, end of period (000s)	$4,344		$6,583		$7,705		$14,290		$20,105

(a)	On September 27, 2010, Columbia Income Fund was renamed Columbia Corporate Income Fund.

(b)	Per share data was calculated using the average shares outstanding during the period.

(c)	Rounds to less than $0.01 per share.

(d)	Total return at net asset value assuming all distributions reinvested and no contingent deferred sales charge.

(e)	Total return includes a voluntary reimbursement by the Investment Manager for a realized investment loss due to a trading error. This reimbursement increased total return and net asset value per share by less than 0.01% and less than $0.01, respectively.

(f)	Had the Investment Manager and/or any of its affiliates not waived fees or reimbursed a portion of expenses, total return would have been reduced.

(g)	The benefits derived from expense reductions had an impact of less than 0.01%.

(h)	Rounds to less than 0.01%.

See Accompanying Notes to Financial Statements.

30

Financial Highlights – Columbia Corporate Income Fund

Selected data for a share outstanding throughout each period is as follows:

	Year Ended March 31,
Class C Shares	2011 (a)	2010		2009		2008		2007
Net Asset Value, Beginning of Period	$9.53	$7.61		$9.06		$9.68		$9.62

Income from Investment Operations:
Net investment income (b)	0.44	0.49		0.45		0.45		0.44
Net realized and unrealized gain (loss) on investments, foreign currency, futures contracts and credit default swap contracts	0.20	1.95		(1.45)		(0.61)		0.07

Total from investment operations	0.64	2.44		(1.00)		(0.16)		0.51

Less Distributions to Shareholders:
From net investment income	(0.46)	(0.52)		(0.45)		(0.46)		(0.45)

Increase from regulatory settlements	—	—	(c)	—		—		—

Net Asset Value, End of Period	$9.71	$9.53		$7.61		$9.06		$9.68
Total return (d)(e)	6.79%	32.63%		(11.31)%		(1.74)%		5.41	%(f)

Ratios to Average Net Assets/Supplemental Data:
Net expenses before interest expense (g)	1.55%	1.55%		1.63%		1.60%		1.57%
Interest expense	0.01%	—	%(h)	—	%(h)	—	%(h)	—
Net expenses (g)	1.56%	1.55%		1.63%		1.60%		1.57%
Waiver/Reimbursement	0.22%	0.15%		0.15%		0.15%		0.15%
Net investment income (g)	4.55%	5.45%		5.35%		4.81%		4.52%
Portfolio turnover rate	108%	131%		147%		193%		142%
Net assets, end of period (000s)	$9,952	$11,265		$9,974		$14,510		$16,660

(a)	On September 27, 2010, Columbia Income Fund was renamed Columbia Corporate Income Fund.

(b)	Per share data was calculated using the average shares outstanding during the period.

(c)	Rounds to less than $0.01 per share.

(d)	Total return at net asset value assuming all distributions reinvested and no contingent deferred sales charge.

(e)	Had the Investment Manager and/or any of its affiliates not waived fees or reimbursed a portion of expenses, total return would have been reduced.

(f)	Total return includes a voluntary reimbursement by the Investment Manager for a realized investment loss due to a trading error. This reimbursement increased total return and net asset value per share by less than 0.01% and less than $0.01, respectively.

(g)	The benefits derived from expense reductions had an impact of less than 0.01%.

(h)	Rounds to less than 0.01%.

See Accompanying Notes to Financial Statements.

31

Financial Highlights – Columbia Corporate Income Fund

Selected data for a share outstanding throughout the period is as follows:

Class I Shares	Period Ended March 31, 2011 (a)(b)
Net Asset Value, Beginning of Period	$9.84

Income from Investment Operations:
Net investment income (c)	0.25
Net realized and unrealized gain (loss) on investments, foreign currency, futures contracts and credit default swap contracts	(0.11)

Total from investment operations	0.14

Less Distributions to Shareholders:
From net investment income	(0.27)

Net Asset Value, End of Period	$9.71
Total return (d)(e)(f)	1.50%

Ratios to Average Net Assets/Supplemental Data:
Net expenses before interest expense (g)(h)	0.65%
Interest expense (h)(i)	—%
Net expenses (g)(h)	0.65%
Waiver/Reimbursement (h)(i)	—%
Net investment income (g)(h)	5.15%
Portfolio turnover rate (f)	108%
Net assets, end of period (000s)	$98,729

(a)	Class I shares commenced operations on September 27, 2010. Per share data and total return reflect activity from that date.
(b)	On September 27, 2010, Columbia Income Fund was renamed Columbia Corporate Income Fund.
(c)	Per share data was calculated using the average shares outstanding during the period.
(d)	Total return at net asset value assuming all distributions reinvested.
(e)	Had the Investment Manager and/or any of its affiliates not waived fees or reimbursed a portion of expenses, total return would have been reduced.
(f)	Not annualized.
(g)	The benefits derived from expense reductions had an impact of less than 0.01%.
(h)	Annualized.
(i)	Rounds to less than 0.01%.

See Accompanying Notes to Financial Statements.

32

Financial Highlights – Columbia Corporate Income Fund

Selected data for a share outstanding throughout the period is as follows:

Class W Shares	Period Ended March 31, 2011 (a)(b)
Net Asset Value, Beginning of Period	$9.84

Income from Investment Operations:
Net investment income (c)	0.23
Net realized and unrealized gain (loss) on investments, foreign currency, futures contracts and credit default swap contracts	(0.10)

Total from investment operations	0.13

Less Distributions to Shareholders:
From net investment income	(0.26)

Net Asset Value, End of Period	$9.71
Total Return (d)(e)(f)	1.31%

Ratios to Average Net Assets/Supplemental Data:
Net expenses before interest expense (g)(h)	0.95%
Interest expense (h)(i)	—%
Net expenses (g)(h)	0.95%
Waiver/Reimbursement (h)	0.11%
Net investment income (g)(h)	4.70%
Portfolio turnover rate (f)	108%
Net assets, end of period (000s)	$104,340

(a)	Class W shares commenced operations on September 27, 2010. Per share data and total return reflect activity from that date.

(b)	On September 27, 2010, Columbia Income Fund was renamed Columbia Corporate Income Fund.

(c)	Per share data was calculated using the average shares outstanding during the period.

(d)	Total return at net asset value assuming all distributions reinvested.

(e)	Had the Investment Manager and/or any of its affiliates not waived fees or reimbursed a portion of expenses, total return would have been reduced.

(f)	Not annualized.

(g)	The benefits derived from expense reductions had an impact of less than 0.01%.

(h)	Annualized.

(i)	Rounds to less than 0.01%.

See Accompanying Notes to Financial Statements.

33

Financial Highlights – Columbia Corporate Income Fund

Selected data for a share outstanding throughout each period is as follows:

	Year Ended March 31,
Class Z Shares	2011 (a)		2010		2009		2008		2007
Net Asset Value, Beginning of Period	$9.53		$7.61		$9.06		$9.68		$9.62

Income from Investment Operations:
Net investment income (b)	0.52		0.56		0.52		0.53		0.52
Net realized and unrealized gain (loss) on investments, foreign currency, futures contracts and credit default swap contracts	0.20		1.96		(1.45)		(0.61)		0.07

Total from investment operations	0.72		2.52		(0.93)		(0.08)		0.59

Less Distributions to Shareholders:
From net investment income	(0.54)		(0.60)		(0.52)		(0.54)		(0.53)

Increase from regulatory settlements	—		—	(c)	—		—		—

Net Asset Value, End of Period	$9.71		$9.53		$7.61		$9.06		$9.68
Total return (d)	7.70	%(e)	33.74%		(10.55)%		(0.90)%		6.31	%(f)

Ratios to Average Net Assets/Supplemental Data:
Net expenses before interest expense (g)	0.70%		0.70%		0.78%		0.75%		0.72%
Interest expense	0.01%		—	%(h)	—	%(h)	—	%(h)	—
Net expenses (g)	0.71%		0.70%		0.78%		0.75%		0.72%
Waiver/Reimbursement	0.07%		—		—		—		—
Net investment income (g)	5.37%		6.29%		6.22%		5.66%		5.39%
Portfolio turnover rate	108%		131%		147%		193%		142%
Net assets, end of period (000s)	$396,952		$451,195		$358,348		$478,519		$509,037

(a)	On September 27, 2010, Columbia Income Fund was renamed Columbia Corporate Income Fund.

(b)	Per share data was calculated using the average shares outstanding during the period.

(c)	Rounds to less than $0.01 per share.

(d)	Total return at net asset value assuming all distributions reinvested.

(e)	Had the Investment Manager and/or any of its affiliates not waived fees or reimbursed a portion of expenses, total return would have been reduced.

(f)	Total return includes a voluntary reimbursement by the Investment Manager for a realized investment loss due to a trading error. This reimbursement increased total return and net asset value per share by less than 0.01% and less than $0.01, respectively.

(g)	The benefits derived from expense reductions had an impact of less than 0.01%.

(h)	Rounds to less than 0.01%.

See Accompanying Notes to Financial Statements.

34

Notes to Financial Statements – Columbia Corporate Income Fund

March 31, 2011

Note 1. Organization

Columbia Corporate Income Fund, formerly known as Columbia Income Fund (the Fund), a series of Columbia Funds Series Trust I (the Trust), is a diversified fund. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust.

After the close of business on April 30, 2010, Ameriprise Financial, Inc. (Ameriprise Financial) acquired a portion of the asset management business of Columbia Management Group, LLC (the Transaction), including the business of managing the Fund. In connection with the closing of the Transaction (the Closing), RiverSource Investments, LLC, a wholly owned subsidiary of Ameriprise Financial, became the investment manager of the Fund and changed its name to Columbia Management Investment Advisers, LLC (the Investment Manager).

Investment Objective

The Fund seeks total return, consisting primarily of current income and secondarily of capital appreciation.

Fund Shares

The Trust has unlimited authorized shares of beneficial interest. The Fund offers Class A, Class B, Class C, Class I, Class W and Class Z shares. All share classes have identical voting, dividend and liquidation rights. Each share class has its own expense structure and sales charges, as applicable.

Class A shares are subject to a maximum front-end sales charge of 4.75% based on the initial investment amount. Class A shares purchased without an initial sales charge in accounts aggregating $1 million to $50 million at the time of purchase are subject to a 1.00% contingent deferred sales charge (CDSC) if the shares are sold within 18 months of purchase, charged as follows: 1.00% CDSC if redeemed within 12 months of purchase, and 0.50% CDSC if redeemed more than 12, but less than 18 months after purchase.

The Fund no longer accepts investments by new or existing investors in the Fund’s Class B shares, except in connection with the reinvestment of any dividend and/or capital gain distributions in Class B shares of the Fund and exchanges by existing Class B shareholders of other funds within the Columbia Family of Funds. Class B shares are subject to a maximum CDSC of 5.00% based upon the holding period after purchase. Class B shares will generally convert to Class A shares eight years after purchase.

Class C shares are subject to a 1.00% CDSC on shares redeemed within one year of purchase.

Class I shares are not subject to sales charges and are available only to the Columbia Family of Funds. Class I shares commenced operations on September 27, 2010.

Class W shares are not subject to sales charges and are available only to investors purchasing through authorized investment programs managed by investment professionals, including discretionary managed account programs. Class W shares commenced operations on September 27, 2010.

Class Z shares are not subject to sales charges and are available only to certain investors, as described in the Fund’s prospectus.

Note 2. Summary of Significant Accounting Policies

The preparation of financial statements in accordance with U.S. generally accepted accounting principles (GAAP) requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates.

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements.

Security Valuation

Debt securities generally are valued by pricing services approved by the Trust’s Board of Trustees, based upon market transactions for normal, institutional-size trading units of similar securities. The services may use various pricing techniques which take into account appropriate factors such as yield, quality, coupon rate, maturity, type of issue, trading characteristics and other data, as well as broker quotes. Debt securities for which quotations are readily available may also be valued based upon an over-the-counter or exchange bid quotation.

Certain debt securities, which tend to be more thinly traded and of lesser quality, are priced based on fundamental analysis of the financial condition of the issuer and the estimated value of any collateral. Valuations developed through pricing techniques may vary from the actual amounts realized upon sale of the securities, and the potential variation may be greater for those securities valued using fundamental analysis.

35

Columbia Corporate Income Fund

March 31, 2011

Equity securities are valued at the last sale price on the principal exchange on which they trade, except for securities traded on the NASDAQ, which are valued at the NASDAQ official close price. Unlisted securities or listed securities for which there were no sales during the day are valued at the closing bid price on such exchanges or over-the-counter markets.

Short-term investments maturing in 60 days or less are valued at amortized cost, which approximates market value.

Futures contracts are valued at the settlement price established each day by the board of trade or exchange on which they are traded.

Forward foreign currency exchange contracts are valued at the prevailing forward exchange rate of the underlying currencies.

Credit default swap contracts are marked to market daily based upon spread quotations from market makers.

Foreign securities are generally valued at the last sale price on the foreign exchange or market on which they trade. If any foreign share prices are not readily available as a result of limited share activity, the securities are valued at the last sale price of the local shares in the principal market in which such securities are normally traded.

Generally, trading in foreign securities is substantially completed each day at various times prior to the close of the New York Stock Exchange (NYSE). The values of such securities used in computing the net asset value of the Fund’s shares are determined as of such times. Foreign currency exchange rates are generally determined at 4:00 p.m. Eastern (U.S.) time. Occasionally, events affecting the values of such foreign securities may occur between the times at which they are determined and the close of the customary trading session of the NYSE, which would not be reflected in the computation of the Fund’s net asset value. If events materially affecting the values of such foreign securities occur and it is determined that market quotations are not reliable, then these foreign securities will be valued at their fair value using procedures approved by the Board of Trustees.

Investments for which market quotations are not readily available, or that have quotations which management believes are not reliable, are valued at fair value as determined in good faith under consistently applied procedures established by and under the general supervision of the Board of Trustees. If a security is valued at fair value, such value is likely to be different from the last quoted market price for the security. The determination of fair value often requires significant judgment. To determine fair value, management may use assumptions including but not limited to future cash flows and estimated risk premiums. Multiple inputs from various sources may be used to determine value.

Foreign Currency Transactions and Translations

The values of all assets and liabilities quoted in foreign currencies are translated into U.S. dollars at that day’s exchange rates. Net realized and unrealized gains (losses) on foreign currency transactions and translations include gains (losses) arising from the fluctuation in exchange rates between trade and settlement dates on securities transactions, gains (losses) arising from the disposition of foreign currency and currency gains (losses) between the accrual and payment dates on dividends, interest income and foreign withholding taxes.

For financial statement purposes, the Fund does not distinguish that portion of gains (losses) on investments which is due to changes in foreign exchange rates from that which is due to changes in market prices of the investments. Such fluctuations are included with the net realized and unrealized gains (losses) on investments on the Statement of Operations.

Derivative Instruments

The Fund may use derivative instruments including futures contracts, credit default swap contracts and forward foreign currency exchange contracts in order to meet its investment objectives. The Fund employs strategies in differing combinations to permit it to increase, decrease or change the level of exposure to market risk factors. The achievement of any strategy relating to derivatives depends on an analysis of various risk factors, and if the strategies for the use of derivatives do not work as intended, the Fund may not achieve its investment objectives.

In pursuit of its investment objectives, the Fund is exposed to the following market risks among others:

Credit Risk: Credit risk relates to the ability of the issuer or guarantor of a fixed income security, or counterparty to a derivative contract to make timely principal and /or interest payments, or to otherwise honor its obligations. Securities are subject to varying degrees of credit risk, which are often reflected in credit ratings. Generally, lower-yield higher-quality bonds are subject to credit risk to a lesser extent than lower-grade higher-yield bonds.

Foreign Exchange Rate Risk: Foreign exchange rate risk relates to the change in the U.S. dollar value of a security held that is denominated in a foreign currency. The U.S. dollar value of a foreign-currency-denominated security will decrease as the dollar

36

Columbia Corporate Income Fund

March 31, 2011

appreciates against the currency, while the U.S. dollar value will increase as the dollar depreciates against the currency.

Interest Rate Risk: Interest rate risk relates to the fluctuation in value of fixed income securities because of the inverse relationship of price and yield. Fixed income securities generally will decline in value upon an increase in general interest rates and their value generally will increase upon a decline in general interest rates. Fixed income securities with longer durations tend to be more sensitive to changes in interest rates, usually making them more volatile than securities with shorter durations.

The following provides more detailed information about each derivative type held by the Fund:

Forward Foreign Currency Exchange Contracts — The Fund entered into forward foreign currency exchange contracts for the purpose of shifting foreign currency exposure back to U.S. dollars.

The Fund entered into forward foreign currency exchange contracts to shift its investment exposure from one currency to another.

Forward foreign currency exchange contracts are agreements to exchange one currency for another at a future date at a specified price. These contracts are used to minimize the exposure to foreign exchange rate fluctuations during the period between the trade and settlement dates of the contract. Contracts to buy generally are used to acquire exposure to foreign currencies, while contracts to sell are generally used to reduce the exposure to foreign exchange rate fluctuations. Forward foreign currency exchange contracts are valued daily at the current exchange rate of the underlying currency, resulting in unrealized gains (losses) which become realized at the time the forward foreign currency exchange contracts are closed or mature. Realized and unrealized gains (losses) arising from such transactions are included in net realized and unrealized gains (losses) on foreign currency transactions. The use of forward foreign currency exchange contracts does not eliminate fluctuations in the prices of the Fund’s portfolio securities. While the maximum potential loss from such contracts is the aggregate face value in U.S. dollars at the time the contract was opened, exposure is typically limited to the change in value of the contract (in U.S. dollars) over the period it remains open. The Fund could also be exposed to risk that counterparties of the contracts may be unable to fulfill the terms of the contracts.

During the year ended March 31, 2011, the Fund entered into 12 forward foreign currency exchange contracts. The Fund did not have any open forward foreign currency exchange contracts at the end of the period.

Futures Contracts — The Fund entered into interest rate futures contracts to manage the duration and yield curve exposure of the Fund versus the benchmark.

The use of futures contracts involves certain risks, which include, among others: (1) imperfect correlation between the price movement of the instruments and the underlying securities, (2) inability to close out positions due to differing trading hours, or the temporary absence of a liquid market, for either the instruments or the underlying securities, and (3) an inaccurate prediction of the future direction of interest rates by the Fund’s Investment Manager. In addition, upon entering into index futures contracts, the Fund bears risks which may include securities prices moving unexpectedly, in which case, the Fund may not achieve the anticipated benefits of the futures contracts and may realize a loss.

Upon entering into a futures contract, the Fund identifies within its portfolio of investments cash or securities in an amount sufficient to meet the initial margin requirement. Subsequent payments are made or received by the Fund equal to the daily change in the contract value and are recorded as variation margin receivable or payable and offset in unrealized gains or losses. The Fund recognizes a realized gain or loss when the contract is closed or expires.

Futures contracts involve, to varying degrees, risk of loss in excess of the variation margin disclosed on the Statement of Assets and Liabilities.

During the year ended March 31, 2011, the Fund entered into 3,119 futures contracts.

Credit Default Swaps — The Fund entered into credit default swap transactions as a protection buyer to reduce overall credit exposure.

Credit default swaps are agreements in which one party pays fixed periodic payments to a counterparty in consideration for a guarantee from the counterparty to make a specific payment should a negative credit event take place. The Fund may receive or make an upfront payment as the protection buyer or seller. Credit default swaps are marked to market daily based on quotations from market makers and any change is recorded as unrealized appreciation/depreciation on the Statement of Assets and Liabilities. Periodic payments received or made are recorded as a realized gain or loss and premiums received or made are amortized on the Statement of Operations.

If the Fund is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced

37

Columbia Corporate Income Fund

March 31, 2011

obligation or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

Credit default swap agreements involve greater risks than if the Fund had invested in the reference obligation directly since, in addition to general market risks, credit default swaps are subject to illiquidity risk, counterparty risk and credit risk.

During the year ended March 31, 2011, the Fund purchased credit default swaps with a notional amount of $151,490,000.

The following table is a summary of the value of the Fund’s derivative instruments as of March 31, 2011:

Fair Value of Derivative Instruments
Statement of Assets and Liabilities
Assets	Fair Value	Liabilities	Fair Value
Open credit default swaps/ Premiums	$154,314	Open credit default swaps/ Premiums	$22,489
—	—	Futures variation margin	5,516

*	Includes only current day’s variation margin.

The effect of derivative instruments on the Fund’s Statement of Operations for the year ended March 31, 2011:

	Risk Exposure	Amount of Realized Gain or (Loss) on Derivatives	Change in Unrealized Appreciation (Depreciation) on Derivatives
Forward Foreign Currency Exchange Contracts	Foreign Exchange Rate	$37,003	$(6,888)
Futures Contracts	Interest Rate Risk	(5,962,504)	298,698
Credit Default Swap Contracts	Credit	(2,825,316)	483,953

Repurchase Agreements

The Fund may engage in repurchase agreement transactions with institutions that the Investment Manager has determined are creditworthy. The Fund, through the custodian, receives delivery of the underlying securities collateralizing a repurchase agreement. The Investment Manager is responsible for determining that the collateral is at least equal, at all times, to the value of the repurchase obligation including interest. A repurchase agreement transaction involves certain risks in the event of default or insolvency of the counterparty. These risks include possible delays in or restrictions on the Fund’s ability to dispose of the underlying securities and a possible decline in the value of the underlying securities during the period while the Fund seeks to assert its rights.

Loan Participations and Commitments

The Fund may invest in loan participations. When the Fund purchases a loan participation, the Fund typically enters into a contractual relationship with the lender or third party selling such participation (“Selling Participant”), but not the borrower. However, the Fund assumes the credit risk of the borrower, Selling Participant and any other persons interpositioned between the Fund and the borrower. The Fund may not directly benefit from the collateral supporting the senior loan which it has purchased from the Selling Participant.

Delayed Delivery Securities

The Fund may trade securities on other than normal settlement terms, including securities purchased or sold on a “when-issued”

38

Columbia Corporate Income Fund

March 31, 2011

basis. This may increase the risk if the other party to the transaction fails to deliver and causes the Fund to subsequently invest at less advantageous prices. The Fund identifies within its portfolio of investments cash or liquid securities in an amount equal to the delayed delivery commitment.

Security Transactions

Security transactions are accounted for on the trade date. Cost is determined and gains (losses) are based upon the specific identification method for both financial statement and federal income tax purposes.

Income Recognition

Interest income is recorded on the accrual basis and includes accretion of discounts, amortization of premiums and paydown gains and losses. Fee income attributable to mortgage dollar roll transactions is recorded on the accrual basis over the term of the transaction. The value of additional securities received as an income payment is recorded as income and as the cost basis of such securities.

Expenses

General expenses of the Trust are allocated to the Fund and other series of the Trust based upon relative net assets or other expense allocation methodologies determined by the nature of the expense. Expenses directly attributable to a specific class of shares are charged to that share class. Expenses directly attributable to the Fund are charged to the Fund.

Determination of Class Net Asset Value

All income, expenses (other than class-specific expenses which are charged directly to a share class, as shown in the Statement of Operations) and realized and unrealized gains (losses) are allocated to each class of the Fund on a daily basis for purposes of determining the net asset value of each class. Income and expenses are allocated to each class based on the settled shares method, while realized and unrealized gains (losses) are allocated based on the relative net assets of each class.

Federal Income Tax Status

The Fund intends to qualify each year as a regulated investment company under Subchapter M of the Internal Revenue Code, as amended, and will distribute substantially all of its tax exempt or taxable income, if any, for its tax year, and as such will not be subject to federal income taxes. In addition, the Fund intends to distribute in each calendar year substantially all of its net investment income, capital gains and certain other amounts, if any, such that the Fund should not be subject to federal excise tax. Therefore, no federal income or excise tax provision is recorded.

Distributions to Shareholders

Distributions from net investment income are declared daily and paid monthly. Net realized capital gains, if any, are distributed at least annually. Income distributions and capital gain distributions are determined in accordance with federal income tax regulations which may differ from GAAP.

Indemnifications

Under the Trust’s organizational documents and, in some cases, by contract, its officers and directors are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, certain of the Fund’s contracts with its service providers contain general indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown since the amount of any future claims that may be made against the Fund cannot be determined and the Fund has no historical basis for predicting the likelihood of any such claims.

Note 3. Fees and Compensation Paid to Affiliates

Investment Management Fee

Under an Investment Management Services Agreement (IMSA), the Investment Manager determines which securities will be purchased, held or sold. The management fee is equal to a percentage of the Fund’s average daily net assets that declines from 0.42% to 0.32% as the Fund’s net assets increase.

Prior to the Closing, Columbia Management Advisors, LLC (Columbia), an indirect, wholly owned subsidiary of Bank of America Corporation (BOA), provided investment management services to the Fund under the same fee structure. The effective management fee rate for the year ended March 31, 2011, was 0.42% of the Fund’s average daily net assets.

Administration Fee

Effective upon the Closing, the Investment Manager provides administration and accounting services to the Fund under an Administrative Services Agreement, including services previously performed under the Pricing and Bookkeeping Oversight and Services Agreement (the Services Agreement) as discussed in the

39

Columbia Corporate Income Fund

March 31, 2011

Pricing and Bookkeeping Fees note below. The Fund pays an annual administration fee equal to a percentage of the Fund’s average daily net assets that declines from 0.15% to 0.10% as the Fund’s net assets increase.

Prior to the Closing, Columbia provided administrative services to the Fund at the same fee rates. For the year ended March 31, 2011, the Fund’s effective administration fee rate was 0.13% of the Fund’s average daily net assets.

Pricing and Bookkeeping Fees

Prior to the Closing, the Fund entered into a Financial Reporting Services Agreement (the Financial Reporting Services Agreement) with State Street Bank and Trust Company (State Street) and Columbia pursuant to which State Street provides financial reporting services to the Fund. The Fund also entered into an Accounting Services Agreement (collectively with the Financial Reporting Services Agreement, the State Street Agreements) with State Street and Columbia pursuant to which State Street provides accounting services to the Fund. Upon the Closing, Columbia assigned and delegated its rights and obligations under the State Street Agreements to the Investment Manager. Under the State Street Agreements, the Fund pays State Street an annual fee of $38,000 paid monthly plus an additional monthly fee based on an annualized percentage rate of average daily net assets of the Fund for the month. The aggregate fee will not exceed $140,000 per year (exclusive of out-of-pocket expenses and charges). The Fund also reimburses State Street for certain out-of-pocket expenses and charges.

Also prior to the Closing, the Fund entered into the Services Agreement with Columbia. Under the Services Agreement, Columbia provided services related to Fund expenses and the requirements of the Sarbanes-Oxley Act of 2002, and provided oversight of the accounting and financial reporting services provided by State Street. Under the Services Agreement, the Fund reimbursed Columbia for out-of-pocket expenses and charges, including fees payable to third parties, such as for pricing the Fund’s portfolio securities, incurred by Columbia in the performance of services under the Services Agreement. The Services Agreement was terminated upon the Closing. These services are now provided under the Administrative Services Agreement note discussed above.

Transfer Agent Fee

In connection with the Closing, RiverSource Service Corporation, a wholly owned subsidiary of Ameriprise Financial, provides transfer agency services to the Fund under a Transfer Agency Agreement and changed its name to Columbia Management Investment Services Corp. (the Transfer Agent). The Transfer Agent has contracted with Boston Financial Data Services (BFDS) to serve as sub-transfer agent.

The Transfer Agent receives monthly account-based service fees based on the number of open accounts and is reimbursed by the Fund for the fees and expenses the Transfer Agent pays to financial intermediaries that maintain omnibus accounts with the Fund that is a percentage of the average aggregate value of the Fund’s shares maintained in each such omnibus account (other than omnibus accounts for which American Enterprise Investment Services Inc. is the broker of record or accounts where the beneficial shareholder is a customer of Ameriprise Financial Services, Inc., which are paid a per account fee). The Transfer Agent pays the fees of BFDS for services as sub-transfer agent and, is not entitled to reimbursement for such fees from the Fund (with the exception of out-of pocket fees). The Transfer Agent also receives compensation from fees for various shareholder services and reimbursements for certain out-of -pocket expenses.

Prior to the Closing, Columbia Management Services, Inc., an affiliate of Columbia and an indirect, wholly owned subsidiary of BOA, provided transfer agency services to the Fund and contracted with BFDS to serve as sub-transfer agent, under the same fee structure.

Class I shares do not pay transfer agent fees. For the year ended March 31, 2011, the Fund’s effective transfer agent fee rate for each class, with the exception of Class I shares, as a percentage of each class’ average daily net assets was as follows:

Class A	Class B	Class C	Class W	Class Z
0.12%	0.12%	0.12%	0.16%	0.12%

An annual minimum account balance fee of $20 may apply to certain accounts with a value below the Fund’s initial minimum investment requirements to reduce the impact of small accounts on transfer agent fees. These minimum account balance fees are recorded as part of expense reductions on the Statement of Operations. For the year ended March 31, 2011, no minimum account balance fees were charged by the Fund.

Underwriting Discounts, Service and Distribution Fees

In connection with the Closing, RiverSource Fund Distributors, Inc., an indirect wholly owned subsidiary of Ameriprise Financial,

40

Columbia Corporate Income Fund

March 31, 2011

provides distribution and shareholder services to the Fund and changed its name to Columbia Management Investment Distributors, Inc. (the Distributor). Pursuant to Rule 12b-1 under the 1940 Act, the Board of Trustees has approved, and the Fund has adopted, distribution and shareholder service plans (the Plans) which set the distribution and service fees for the Fund. These fees are calculated daily and are intended to compensate the Distributor and/or eligible selling and/or servicing agents for selling shares of the Fund and providing services to investors.

The Plans require the payment of a monthly service fee to the Distributor at the maximum annual rate of 0.25% of the average daily net assets attributable to Class A, Class B, Class C and Class W shares of the Fund. The Plans also require the payment of a monthly distribution fee to the Distributor at the maximum annual rates of 0.75% of the average daily net assets attributable to Class B and Class C shares and 0.25% of the average daily net assets attributable to Class W shares.

The Distributor has voluntarily agreed to waive a portion of the Fund’s distribution and service fees for the Class C shares so that the combined fee will not exceed 0.85% annually of Class C average daily net assets. This arrangement may be modified or terminated by the Distributor at any time.

The Fund may pay a distribution fee of up to 0.25% of the Fund’s average daily net assets attributable to Class W shares and a service fee of up to 0.25% of the Fund’s average daily net assets attributable to Class W shares, provided, however, that the aggregate fee shall not exceed 0.25% of the Fund’s average daily net assets attributable to Class W shares.

Prior to the Closing, Columbia Management Distributors, Inc., an affiliate of Columbia and an indirect, wholly owned subsidiary of BOA, was the principal underwriter of the Fund’s shares. There were no changes to the underwriting discount structure of the Fund, the service or distribution fee rates paid by the Fund, or the distribution and service fee waivers for the Class C shares as a result of the Transaction.

Sales Charges

Sales charges, including front-end and CDSC’s, received by the Distributor for distributing Fund shares were $12,826 for Class A, $2,559 for Class B and $201 for Class C shares for the year ended March 31, 2011.

Fee Waivers and Expense Reimbursements

The Investment Manager has voluntarily agreed to bear a portion of the Fund’s expenses so that the Fund’s ordinary operating expenses (excluding brokerage commissions, interest, taxes and extraordinary expenses, but including custodian charges relating to overdrafts, if any), after giving effect to any balance credits from the Fund’s custodian, do not exceed the annual rates of 0.95%, 1.70%, 1.70%, 0.65%, 0.95% and 0.70% of the Fund’s average daily net assets attributable to Class A, Class B, Class C, Class I, Class W and Class Z shares, respectively. The Investment Manager, in its discretion, may revise or discontinue this arrangement at any time. Prior to May 1, 2010, Columbia voluntarily agreed to reimburse a portion of the Fund’s expenses so that the Fund’s ordinary operating expenses (excluding any distribution and service fees, brokerage commissions, interest, taxes and extraordinary expenses, but including custodian charges relating to overdrafts, if any), after giving effect to any balance credits from the Fund’s custodian, did not exceed 0.70% of the Fund’s average daily net assets on an annualized basis.

Fees Paid to Officers and Trustees

All officers of the Fund are employees of the Investment Manager or its affiliates and, with the exception of the Fund’s Chief Compliance Officer, receive no compensation from the Fund. The Board of Trustees has appointed a Chief Compliance Officer to the Fund in accordance with federal securities regulations. The Fund, along with other affiliated funds, pays its pro-rata share of the expenses associated with the Chief Compliance Officer. The Fund’s expenses for the Chief Compliance Officer will not exceed $15,000 per year.

Trustees are compensated for their services to the Fund, as set forth on the Statement of Operations. The Trust’s eligible Trustees may participate in a deferred compensation plan which may be terminated at any time. Obligations of the plan will be paid solely out of the Fund’s assets.

Note 4. Custody Credits

The Fund has an agreement with its custodian bank under which custody fees may be reduced by balance credits. These credits are recorded as part of expense reductions on the Statement of Operations. The Fund could have invested a portion of the assets utilized in connection with the expense offset arrangement in an income-producing asset if it had not entered into such an agreement. For the year ended March 31, 2011, these custody credits reduced total expenses by $46 for the Fund.

41

Columbia Corporate Income Fund

March 31, 2011

Note 5. Portfolio Information

The cost of purchases and proceeds from sales of securities, excluding short-term obligations, aggregated $701,819,075 and $577,003,308, respectively, for the year ended March 31, 2011, of which $198,807,845 and $172,369,891, respectively, were U.S. Government securities.

Note 6. Regulatory Settlements

During the year ended March 31, 2010, the Fund received payments totaling $6,535 resulting from certain regulatory settlements with third parties in which the Fund had participated. The payments have been included in “Increase from regulatory settlements” in the Statement of Changes in Net Assets.

Note 7. Shareholder Concentration

As of March 31, 2011, two shareholder accounts owned 51.6% of the outstanding shares of the Fund. Purchase and redemption activity of these accounts may have a significant effect on the operations of the Fund.

Note 8. Line of Credit

Prior to March 28, 2011, the Fund and other affiliated funds participated in a $280,000,000 committed, unsecured revolving line of credit provided by State Street. Effective March 28, 2011, the commitment was reduced to $225,000,000. The maximum amount that may be borrowed by any fund is limited to the lesser of $200,000,000 and the Fund’s borrowing limit set forth in the Fund’s registration statement. Borrowings are available for short-term liquidity or temporary or emergency purposes.

Effective October 14, 2010, interest is charged to each participating fund based on the fund’s borrowings at a rate per annum equal to the greater of the Federal Funds Rate plus 1.25% or the overnight LIBOR Rate plus 1.25%. In addition, a commitment fee of 0.125% per annum is accrued and apportioned among the participating funds pro rata based on their relative net assets.

Prior to October 14, 2010, interest was charged to each participating fund at the same rates. In addition, a commitment fee of 0.15% per annum was accrued and apportioned among the participating funds pro rata based on their relative net assets.

For the year ended March 31, 2011, the average daily loan balance outstanding on days where borrowing existed was $7,106,061 at a weighted average interest rate of 1.52%.

Note 9. Federal Tax Information

The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. Reclassifications are made to the Fund’s capital accounts for permanent tax differences to reflect income and gains available for distribution (or available capital loss carryforwards) under income tax regulations.

For the year ended March 31, 2011, permanent book and tax basis differences resulting primarily from differing treatments for discount accretion/premium amortization on debt securities, paydown gain/loss, market discount, Section 988 currency gain/loss and defaulted securities basis adjustments were identified and reclassified among the components of the Fund’s net assets as follows:

Overdistributed Net Investment Income	Accumulated Net Realized Loss	Paid-In Capital
$1,433,573	$(1,433,572)	$(1)

Net investment income and net realized gains (losses), as disclosed on the Statement of Operations, and net assets were not affected by this reclassification.

The tax character of distributions paid during the years ended March 31, 2011 and March 31, 2010 was as follows:

	March 31, 2011	March 31, 2010
Distributions paid from:
Ordinary Income*	$29,162,141	$34,315,551

*	For tax purposes short-term capital gain distributions, if any, are considered ordinary income distributions.

As of March 31, 2011, the components of distributable earnings on a tax basis were as follows:

Overdistributed Ordinary Income	Undistributed Long-Term Capital Gains	Net Unrealized Appreciation*
$2,055,113	$—	$3,742,342

*	The differences between book-basis and tax-basis net unrealized appreciation are primarily due to deferral of losses from wash sales and differing treatments for discount accretion/premium amortization on debt securities.

42

Columbia Corporate Income Fund

March 31, 2011

Unrealized appreciation and depreciation at March 31, 2011, based on cost of investments for federal income tax purposes were:

Unrealized appreciation	$27,814,041
Unrealized depreciation	(24,071,699)

Net unrealized appreciation	$3,742,342

The following capital loss carryforwards may be available to reduce taxable income arising from future net realized gains on investments, if any, to the extent permitted by the Internal Revenue Code:

Year of Expiration	Capital Loss Carryforwards
2015	$2,624,677
2016	4,172,850
2017	15,893,321
2018	6,922,021

Total	$29,612,869

Capital loss carryforwards of $10,801,470 were utilized during the year ended March 31, 2011.

Management of the Fund has concluded that there are no significant uncertain tax positions that would require recognition in the financial statements. However, management’s conclusion may be subject to review and adjustment at a later date based on factors including, but not limited to, new tax laws, regulations, and administrative interpretations (including relevant court decisions). The Fund’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.

Note 10. Significant Risks and Contingencies

Sector Focus Risk

The Fund may focus its investments in certain sectors, subjecting it to greater risk than a fund that is less focused.

High-Yield Securities Risk

Investing in high-yield fixed income securities may involve greater credit risk and considerations not typically associated with investing in U.S. Government bonds and other higher quality fixed income securities. These securities are non-investment grade securities, often referred to as “junk” bonds. Economic downturns may disrupt the high yield market and impair the ability of issuers to repay principal and interest. Also, an increase in interest rates would likely have an adverse impact on the value of such obligations. Moreover, high-yield securities may be less liquid to the extent that there is no established secondary market.

Asset-Backed Securities Risk

The value of asset-backed securities may be affected by, among other factors, changes in interest rates, the market’s assessment of the quality of underlying assets, the creditworthiness of the servicer for the underlying assets, factors concerning the interests in and structure of the issuer or the originator of the underlying assets, or the creditworthiness or rating of the entities that provide any supporting letters of credit, surety bonds, derivative instruments, or other credit enhancement. The value of asset-backed securities also will be affected by the exhaustion, termination or expiration of any credit enhancement. Most asset-backed securities are subject to prepayment risk, which is the possibility that the underlying debt may be refinanced or prepaid prior to maturity during periods of declining or low interest rates, causing the Fund to have to reinvest the money received in securities that have lower yields. In addition, the impact of prepayments on the value of asset-backed securities may be difficult to predict and may result in greater volatility.

Note 11. Subsequent Events

Management has evaluated the events and transactions that have occurred through the date the financial statements were issued. Other than as noted below, these were no items requiring adjustment of the financial statements or additional disclosure.

Effective May 16, 2011, the line of credit commitment with State Street was reduced to $150,000,000, and the maximum amount that may be borrowed by any fund was limited to the lesser of $120,000,000 and the Fund’s borrowing limit set forth in the Fund’s registration statement.

Note 12. Information Regarding Pending and Settled Legal Proceedings

In June 2004, an action captioned John E. Gallus et al. v. American Express Financial Corp. and American Express Financial Advisors Inc. was filed in the United States District Court for the District of Arizona. The plaintiffs allege that they are investors in several American Express Company (now known as RiverSource) mutual funds and they purport to bring the action derivatively on behalf of those funds under the Investment Company Act of 1940. The plaintiffs allege that fees allegedly paid to the defendants by the funds for investment advisory and administrative services are excessive. The plaintiffs seek remedies including restitution and rescission of investment advisory and distribution agreements. The plaintiffs voluntarily agreed to transfer this case to the United States District Court for the District of Minnesota (the District Court).

43

Columbia Corporate Income Fund

March 31, 2011

In response to defendants’ motion to dismiss the complaint, the District Court dismissed one of plaintiffs’ four claims and granted plaintiffs limited discovery. Defendants moved for summary judgment in April 2007. Summary judgment was granted in the defendants’ favor on July 9, 2007. The plaintiffs filed a notice of appeal with the Eighth Circuit Court of Appeals (the Eighth Circuit) on August 8, 2007. On April 8, 2009, the Eighth Circuit reversed summary judgment and remanded to the District Court for further proceedings. On August 6, 2009, defendants filed a writ of certiorari with the U.S. Supreme Court (the Supreme Court), asking the Supreme Court to stay the District Court proceedings while the Supreme Court considers and rules in a case captioned Jones v. Harris Associates, which involves issues of law similar to those presented in the Gallus case. On March 30, 2010, the Supreme Court issued its ruling in Jones v. Harris Associates, and on April 5, 2010, the Supreme Court vacated the Eighth Circuit’s decision in the Gallus case and remanded the case to the Eighth Circuit for further consideration in light of the Supreme Court’s decision in Jones v. Harris Associates. On June 4, 2010, the Eighth Circuit remanded the Gallus case to the District Court for further consideration in light of the Supreme Court’s decision in Jones v. Harris Associates. On December 9, 2010, the District Court reinstated its July 9, 2007 summary judgment order in favor of the defendants. On January 10, 2011, plaintiffs filed a notice of appeal with the Eighth Circuit.

In December 2005, without admitting or denying the allegations, American Express Financial Corporation (AEFC, which is now known as Ameriprise Financial, Inc. (Ameriprise Financial)), entered into settlement agreements with the Securities and Exchange Commission (SEC) and Minnesota Department of Commerce (MDOC) related to market timing activities. As a result, AEFC was censured and ordered to cease and desist from committing or causing any violations of certain provisions of the Investment Advisers Act of 1940, the Investment Company Act of 1940, and various Minnesota laws. AEFC agreed to pay disgorgement of $10 million and civil money penalties of $7 million. AEFC also agreed to retain an independent distribution consultant to assist in developing a plan for distribution of all disgorgement and civil penalties ordered by the SEC in accordance with various undertakings detailed at http://www.sec.gov/litigation/admin/ia-2451.pdf. Ameriprise Financial and its affiliates have cooperated with the SEC and the MDOC in these legal proceedings, and have made regular reports to the funds’ Boards of Directors/Trustees.

Ameriprise Financial and certain of its affiliates have historically been involved in a number of legal, arbitration and regulatory proceedings, including routine litigation, class actions, and governmental actions, concerning matters arising in connection with the conduct of their business activities. Ameriprise Financial believes that the Funds are not currently the subject of, and that neither Ameriprise Financial nor any of its affiliates are the subject of, any pending legal, arbitration or regulatory proceedings that are likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds. Ameriprise Financial is required to make 10-Q, 10-K and, as necessary, 8-K filings with the Securities and Exchange Commission on legal and regulatory matters that relate to Ameriprise Financial and its affiliates. Copies of these filings may be obtained by accessing the SEC website at www.sec.gov.

There can be no assurance that these matters, or the adverse publicity associated with them, will not result in increased fund redemptions, reduced sale of fund shares or other adverse consequences to the Funds. Further, although we believe proceedings are not likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds, these proceedings are subject to uncertainties and, as such, we are unable to estimate the possible loss or range of loss that may result. An adverse outcome in one or more of these proceedings could result in adverse judgments, settlements, fines, penalties or other relief that could have a material adverse effect on the consolidated financial condition or results of operations of Ameriprise Financial.

44

Report of Independent Registered Public Accounting Firm

To the Trustees of Columbia Funds Series Trust I and the Shareholders of Columbia Corporate Income Fund

In our opinion, the accompanying statement of assets and liabilities, including the investment portfolio and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Columbia Corporate Income Fund (formerly known as Columbia Income Fund) (the “Fund”) (a series of Columbia Funds Series Trust I) at March 31, 2011, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at March 31, 2011 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Boston, Massachusetts

May 20, 2011

45

Fund Governance

The Trustees serve terms of indefinite duration. The names, addresses and birth years of the Trustees and Officers of the Funds in the Columbia Funds Series Trust I, the year each was first elected or appointed to office, their principal business occupations during at least the last five years, the number of Funds overseen by each Trustee and other directorships they hold are shown below. Each officer listed below serves as an officer of each Fund in the Columbia Funds Series Trust I.

Independent Trustees

Name, Address and Year of Birth, Position with Funds, Year First Elected or Appointed to Office	Principal Occupation(s) During Past Five Years, Number of Funds in Columbia Funds Complex Overseen by Trustee, Other Directorships Held

John D. Collins (born 1938)
c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Boston, MA 02110 Trustee (since 2005)

Retired. Consultant, KPMG, LLP (accounting and tax firm) from July 1999 to June 2000; Partner, KPMG, LLP from March 1962 to June 1999. Oversees 46; Mrs. Fields

Original Cookies, Inc. (consumer products); Suburban Propane Partners, L.P.; and Montpelier Re (insurance underwriting firm)

Rodman L. Drake (born 1943)
c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Boston, MA 02110 Trustee (since 1994) and Chairman of the Board (since 2009)	Independent consultant since 2010; Co-Founder of Baringo Capital LLC (private equity) from 1997 to 2008; CEO of Crystal River Capital, Inc. (real estate investment trust) from 2003 to 2010; Oversees 46; Jackson Hewitt Tax Service Inc. (tax preparation services); Celgene Corporation (global biotechnology company); Student Loan Corporation (student loan provider); Crystal River Capital, Inc. from 2005 to 2010; Parsons Brinckerhoff from 1995 to 2008; the Helios Funds (closed-end funds); and Apex Silver Mines Ltd. from 2007 to 2009

Douglas A. Hacker (born 1955)
c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Boston, MA 02110 Trustee (since 1996)	Independent business executive since May 2006; Executive Vice President–Strategy of United Airlines (airline) from December 2002 to May 2006; President of UAL Loyalty Services (airline marketing company) from September 2001 to December 2002; Executive Vice President and Chief Financial Officer of United Airlines from July 1999 to September 2001. Oversees 46; Nash Finch Company (food distributor); Aircastle Limited (aircraft leasing); and SeaCube Container Leasing Ltd (container leasing)

Janet Langford Kelly (born 1957)
c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Boston, MA 02110 Trustee (since 1996)	Senior Vice President, General Counsel and Corporate Secretary, ConocoPhillips (integrated energy company) since September 2007; Deputy General Counsel–Corporate Legal Services, ConocoPhillips from August 2006 to August 2007; Partner, Zelle, Hofmann, Voelbel, Mason & Gette LLP (law firm) from March 2005 to July 2006; Adjunct Professor of Law, Northwestern University, from September 2004 to June 2006; Director, UAL Corporation (airline) from February 2006 to July 2006; Oversees 46; None

William E. Mayer (born 1940)
c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Boston, MA 02110 Trustee (since 1994)	Partner, Park Avenue Equity Partners (private equity) since February 1999; Dean and Professor, College of Business and Management, University of Maryland from 1992 to 1996. Oversees 46; DynaVox Inc. (software developer); Lee Enterprises (print media), WR Hambrecht + Co. (financial service provider); BlackRock Kelso Capital Corporation (investment company)

46

Fund Governance (continued)

Independent Trustees (continued)

Name, Address and Year of Birth, Position with Funds, Year First Elected or Appointed to Office	Principal Occupation(s) During Past Five Years, Number of Funds in Columbia Funds Complex Overseen by Trustee, Other Directorships Held

David M. Moffett (born 1952)
c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Boston, MA 02110 Trustee (since 2011)	Retired. Chief Executive Officer, Federal Home Loan Mortgage Corporation, from 2008 to 2009; Senior Adviser, Global Financial Services Group, Carlyle Group, Inc., from 2007 to 2008; Vice Chairman and Chief Financial Officer, U.S. Bancorp, from 1993 to 2007. Oversees 46; CIT Group Inc. (commercial and consumer finance), eBay Inc. (online trading community), MBIA Corp (financial service provider), E.W. Scripps Co. (print and television media), Building Materials Holding Corp. (building materials and construction services), and University of Oklahoma Foundation.

Charles R. Nelson (born 1942)
c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Boston, MA 02110 Trustee (since 1981)	Professor of Economics, University of Washington, since January 1976; Ford and Louisa Van Voorhis Professor of Political Economy, University of Washington, since September 1993; Adjunct Professor of Statistics, University of Washington, since September 1980; Associate Editor, Journal of Money Credit and Banking, 1993-2008; Consultant on econometric and statistical matters. Oversees 46; None

John J. Neuhauser (born 1943)
c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Boston, MA 02110 Trustee (since 1984)	President, Saint Michael’s College, since August 2007; Director or Trustee of several non-profit organization, including Fletcher Allen Health Care, Inc.; University Professor, Boston College from November 2005 to August 2007; Academic Vice President and Dean of Faculties, Boston College from August 1999 to October 2005. Oversees 46; Liberty All-Star Equity Fund and Liberty All-Star Growth Fund, Inc. (closed-end funds)

Jonathan Piel (born 1938)
c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Boston, MA 02110 Trustee (since 1994)	Cable television producer and website designer; The Editor, Scientific American from 1984 to 1994; Vice President, Scientific American, Inc., from 1984 to 1994; Member, Advisory Board, Stone Age Institute, Bloomington, Indiana (research institute that explores the effect of technology on human evolution); Member, Board of Directors of the National Institute of Social Sciences, New York City; Member, Board of Trustees of the William Alanson White Institute, New York City (institution for training psychoanalysts); and Member, Advisory Board, Mount Sinai Children’s Environmental Health Center, New York. Oversees 46; None

Patrick J. Simpson (born 1944)
c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Boston, MA 02110 Trustee (since 2000)	Partner, Perkins Coie LLP (law firm). Oversees 46; None

Anne-Lee Verville (born 1945)
c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Boston, MA 02110 Trustee (since 1998)	Retired since 1997 (formerly General Manager–Global Education Industry from 1994 to 1997, President–Application Systems Division from 1991 to 1994, Chief Financial Officer–US Marketing & Services from 1988 to 1991, and Chief Information Officer from 1987 to 1988, IBM Corporation (computer and technology)). Oversees 46; Enesco Group, Inc. (producer of giftware and home and garden decor products) from 2001 to 2006

47

Fund Governance (continued)

Interested Trustee

Name, Address and Year of Birth, Position with Funds, Year First Elected or Appointed to Office	Principal Occupation(s) During Past Five Years, Number of Funds in Columbia Funds Complex Overseen by Trustee, Other Directorships Held

Michael A. Jones (born 1959)
c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Boston, MA 02110 Trustee (since 2011) Senior Vice President (since 2010)	President and Director, Columbia Management Investment Advisers, LLC since May 2010; President and Director, Columbia Management Investment Distributors, Inc. since May 2010; Manager, Chairman, Chief Executive Officer and President, Columbia Management Advisors, LLC from 2007 to April 2010; Chief Executive Officer, President and Director, Columbia Management Distributors, Inc. from November 2006 to April 2010; previously, co-president and senior managing director at Robeco Investment Management. Oversees 46; None

The Statement of Additional Information includes additional information about the Trustees of the Funds and is available, without charge, upon request by calling 1-800-345-6611.

48

Fund Governance (continued)

Officers

Name, Year of Birth and Address	Principal Occupation(s) During the Past Five Years

J. Kevin Connaughton (born 1964)
225 Franklin Street Boston, MA 02110 President (since 2009)	Senior Vice President and General Manager–Mutual Fund Products, Columbia Management Investment Advisers, LLC since May 2010; President, Columbia Funds, since 2009, and RiverSource Funds, since May 2010 (previously Senior Vice President and Chief Financial Officer, Columbia Funds, from June 2008 to January 2009, Treasurer, Columbia Funds, from October 2003 to May 2008, and senior officer of various other affiliated funds since 2000); Managing Director, Columbia Management Advisors, LLC from December 2004 to April 2010.

Michael G. Clarke (born 1969)
225 Franklin Street Boston, MA 02110 Treasurer (since 2011) and Chief Financial Officer (since 2009)	Vice President, Columbia Management Investment Advisers, LLC since May 2010; Managing Director of Fund Administration, Columbia Management Advisors, LLC, from September 2004 to April 2010; senior officer of Columbia Funds and affiliated funds since 2002.

Scott R. Plummer (born 1959)
5228 Ameriprise Financial Center Minneapolis, MN 55474 Senior Vice President, Secretary and Chief Legal Officer (since 2010)	Chief Legal Officer and Assistant Secretary, Columbia Management Investment Advisers, LLC since June 2005; Vice President and Lead Chief Counsel–Asset Management, Ameriprise Financial, Inc. since May 2010 (previously Vice President and Chief Counsel–Asset Management, from 2005 to April 2010, and Vice President–Asset Management Compliance from 2004 to 2005); Vice President, Chief Counsel and Assistant Secretary, Columbia Management Investment Distributors, Inc. since 2008; Vice President, General Counsel and Secretary, Ameriprise Certificate Company since 2005; Chief Counsel, RiverSource Distributors, Inc. since 2006; Vice President, General Counsel and Secretary, RiverSource Funds, since December 2006; Senior Vice President, Secretary and Chief Legal Officer, Columbia Funds, since May 2010.

Linda J. Wondrack (born 1964)
225 Franklin Street Boston, MA 02110 Senior Vice President and Chief Compliance Officer (since 2007)	Vice President and Chief Compliance Officer, Columbia Management Investment Advisers, LLC since May 2010; Chief Compliance Officer, Columbia Funds, since 2007, and RiverSource Funds, since May 2010; Director (Columbia Management Group, LLC and Investment Product Group Compliance), Bank of America, from June 2005 to April 2010; Director of Corporate Compliance and Conflicts Officer of MFS Investment Management (investment management) from August 2004 to May 2005.

William F. Truscott (born 1960)
53600 Ameriprise Financial Center Minneapolis, MN 55474 Senior Vice President (since 2010)	Chairman of the Board, Columbia Management Investment Advisers, LLC since May 2010 (previously President, Chairman of the Board and Chief Investment Officer, from 2001 to April 2010); Chief Executive Officer, U.S. Asset Management & President, Annuities, Ameriprise Financial, Inc. since May 2010 (previously President–U.S. Asset Management and Chief Investment Officer from 2005 to April 2010, and Senior Vice President–Chief Investment Officer, from 2001 to 2005); Director, President and Chief Executive Officer, Ameriprise Certificate Company since 2006; Director, Columbia Management Investment Distributors, Inc. since May 2010 (previously Chairman of the Board and Chief Executive Officer from 2008 to April 2010); Chairman of the Board and Chief Executive Officer, RiverSource Distributors, Inc. since 2006.

49

Fund Governance (continued)

Officers (continued)

Name, Year of Birth and Address	Principal Occupation(s) During the Past Five Years

Colin Moore (born 1958)
225 Franklin Street Boston, MA 02110 Senior Vice President (since 2010)	Director and Chief Investment Officer, Columbia Management Investment Advisers, LLC since May 2010; Manager, Managing Director and Chief Investment Officer of Columbia Management Advisors, LLC from 2007 to April 2010; Head of Equities, Columbia Management Advisors, LLC from 2002 to 2007.

Amy Johnson (born 1965)
5228 Ameriprise Financial Center Minneapolis, MN 55474 Vice President (since 2010)	Senior Vice President and Chief Operating Officer, Columbia Management Investment Advisers, LLC since May 2010 (previously Chief Administrative Officer, from 2009 until April 2010, Vice President–Asset Management and Trust Company Services, from 2006 to 2009, and Vice President–Operations and Compliance from 2004 to 2006).

Joseph F. DiMaria (born 1968)
225 Franklin Street Boston, MA 02110 Vice President (since 2011) and Chief Accounting Officer (since 2008)	Vice President, Mutual Fund Administration, Columbia Management Investment Advisers, LLC, since May 2010; Director of Fund Administration, Columbia Management Advisors, LLC from January 2006 to April 2010; Head of Tax/Compliance and Assistant Treasurer, Columbia Management Advisors, LLC, from November 2004 to December 2005.

Paul D. Pearson (born 1956)
5228 Ameriprise Financial Center Minneapolis, MN 55474 Vice President and Assistant Treasurer (since 2011)	Vice President, Investment Accounting, Columbia Management Investment Advisers, LLC, since May 2010; Vice President, Managed Assets, Investment Accounting, Ameriprise Financial Corporation.

Paul B. Goucher (born 1968)
5228 Ameriprise Financial Center Minneapolis, MN 55474 Vice President and Assistant Treasurer (since 2010)	Vice President and Chief Counsel of Ameriprise Financial since January 2010 (formerly Vice President and Group Counsel from November 2008 to January 2010); Director, Managing Director and General Counsel of J. & W. Seligman & Co. Incorporated (Seligman) from July 2008 to November 2008 and Managing Director and Associate General Counsel of Seligman from January 2005 to July 2008.

Christopher O. Petersen (born 1970)
5228 Ameriprise Financial Center Minneapolis, MN 55474 Vice President and Assistant Treasurer (since 2010)	Vice President and Chief Counsel, Ameriprise Financial since January 2010 (formerly Vice President and Group Counsel or Counsel from April 2004 to January 2010); Assistant Secretary of RiverSource Funds since January 2007.

Michael E. DeFao (born 1968)
5228 Ameriprise Financial Center Minneapolis, MN 55474 Vice President and Assistant Treasurer (since 2011)	Vice President and Chief Counsel, Ameriprise Financial since May 2010; Associate General Counsel Bank of America from June 2005 to April 2010

Stephen T. Welsh (born 1957)
225 Franklin Street Boston, MA 02110 Vice President (since 2006)	President and Director, Columbia Management Investment Services Corp. since May 2010; President and Director, Columbia Management Services, Inc. from July 2004 to April 2010; Managing Director, Columbia Management Distributors, Inc. from August 2007 to April 2010.

50

Shareholder Meeting Results

At a Joint Special Meeting of Shareholders held on February 15, 2011, shareholders of the Fund considered a proposal to approve a proposed amendment to the Investment Management Services Agreement with Columbia Management Investment Advisers, LLC. The proposal was approved as follows:

Votes For	Votes Against	Abstentions	Broker Non-Votes
314,248,609	8,371,927	4,925,324	0

51

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52

Important Information About This Report

The fund mails one shareholder report to each shareholder address. If you would like more than one report, please call shareholder services at 1-800-345-6611 and additional reports will be sent to you. This report has been prepared for shareholders of Columbia Corporate Income Fund.

A description of the policies and procedures that the fund uses to determine how to vote proxies and a copy of the fund’s voting records are available (i) at www.columbiamanagement.com, (ii) on the Securities and Exchange Commission’s website at www.sec.gov, and (iii) without charge, upon request, by calling 1-800-368-0346. Information regarding how the fund voted proxies relating to portfolio securities during the 12-month period ended June 30 is available from the SEC’s website. Information regarding how the fund voted proxies relating to portfolio securities is also available from the fund’s website, www.columbiamanagement.com.

The fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The fund’s Form N-Q is available on the SEC’s website at www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling
1-800-SEC-0330.

Transfer Agent

Columbia Management Investment Services Corp.

P.O. Box 8081

Boston, MA 02266-8081

1-800-345-6611

Distributor

Columbia Management Investment

Distributors, Inc.

225 Franklin Street

Boston, MA 02110

Investment Manager

Columbia Management Investment Advisers, LLC

225 Franklin Street

Boston, MA 02110

53

Columbia Corporate Income Fund

P.O. Box 8081

Boston, MA 02266-8081

columbiamanagement.com

This information is for use with concurrent or prior delivery of a fund prospectus. Investors should consider the investment objectives, risks, charges and expenses of a mutual fund carefully before investing. For a free prospectus, which contains this and other important information about the funds, visit columbiamanagement.com. Read the prospectus carefully before investing. The Fund is distributed by Columbia Management Investment Distributors, Inc., member FINRA, and managed by Columbia Management Investment Advisers, LLC.

©2011 Columbia Management Investment Advisers, LLC. All rights reserved.

C-1181 A (05/11)

Columbia Intermediate Bond Fund

Annual Report for the Period Ended March 31, 2011

The views expressed in this report reflect the current views of the respective parties. These views are not guarantees of future performance and involve certain risks, uncertainties and assumptions that are difficult to predict, so actual outcomes and results may differ significantly from the views expressed. These views are subject to change at any time based upon economic, market or other conditions and the respective parties disclaim any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Columbia Fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any particular Columbia Fund. References to specific securities should not be construed as a recommendation or investment advice.

President’s Message

Dear Shareholder:

The Columbia Management story began over 100 years ago, and today, we are one of the nation’s largest dedicated asset managers. The recent acquisition by Ameriprise Financial, Inc. brings together the talents, resources and capabilities of Columbia Management with those of RiverSource Investments, Threadneedle (acquired by Ameriprise in 2003) and Seligman Investments (acquired by Ameriprise in 2008) to build a best-in-class asset management business that we believe is truly greater than its parts.

RiverSource Investments traces its roots to 1894 when its then newly-founded predecessor, Investors Syndicate, offered a face-amount savings certificate that gave small investors the opportunity to build a safe and secure fund for retirement, education or other special needs. A mutual fund pioneer, Investors Syndicate launched Investors Mutual Fund in 1940. In the decades that followed, its mutual fund products and services lineup grew to include a full spectrum of styles and specialties. More than 110 years later, RiverSource continues to be a trusted financial products leader.

Threadneedle, a leader in global asset management and one of Europe’s largest asset managers, offers sophisticated international experience from a dedicated U.K. management team. Headquartered in London, it is named for Threadneedle Street in the heart of the city’s financial district, where British investors pioneered international and global investing. Threadneedle was acquired in 2003 and today operates as an affiliate of Columbia Management.

Seligman Investments’ beginnings date back to the establishment of the investment firm J. & W. Seligman & Co. in 1864. In the years that followed, Seligman played a major role in the geographical expansion and industrial development of the United States. In 1874, President Ulysses S. Grant named Seligman as fiscal agent for the U.S. Navy — an appointment that would last through World War I. Seligman helped finance the westward path of the railroads and the building of the Panama Canal. The firm organized its first investment company in 1929 and began managing its first mutual fund in 1930. In 2008, J. & W. Seligman & Co. Incorporated was acquired and Seligman Investments became an offering brand of RiverSource Investments, LLC.

We are proud of the rich and distinctive history of these firms, the strength and breadth of products and services they offer, and the combined cultures of pioneering spirit and forward thinking. Together we are committed to providing more for our shareholders than ever before.

■

A singular focus on our shareholders. Our business is asset management, so investors are our first priority. We dedicate our resources to identifying timely investment opportunities and provide a comprehensive choice of equity, fixed-income and alternative investments to help meet your individual needs.

■

First-class research and thought leadership. We are dedicated to helping you take advantage of today’s opportunities and anticipate tomorrow’s. We stay abreast of the latest investment trends and ideas, using our collective insight to evaluate events and transform them into solutions you can use.

■

A disciplined investment approach. We aren’t distracted by passing fads. Our teams adhere to a rigorous investment process that helps ensure the integrity of our products and enables you and your financial advisor to match our solutions to your objectives with confidence.

When you choose Columbia Management, you can be confident that we will take the time to understand your needs and help you and your financial advisor identify the solutions that are right for you. Because at Columbia Management, we don’t consider ourselves successful unless you are.

Sincerely,

J. Kevin Connaughton

President, Columbia Funds

Investors should consider the investment objectives, risks, charges and expenses of a mutual fund carefully before investing. For a free prospectus, which contains this and other important information about the funds, visit www.columbiamanagement.com. The prospectus should be read carefully before investing.

Columbia Funds are distributed by Columbia Management Investment Distributors, Inc., member FINRA, and managed by Columbia Management Investment Advisers, LLC.

© 2011 Columbia Management Investment Advisers, LLC. All rights reserved.

Fund Profile – Columbia Intermediate Bond Fund

Summary

■	For the 12-month period that ended March 31, 2011, the fund’s Class A shares returned 5.80% without sales charge.

■

The fund’s return exceeded that of its benchmark, the Barclays Capital Aggregate Bond Index[1] but trailed the average return of the funds in its peer group, the Lipper Intermediate Investment Grade Debt Funds Classification.[2]

■	Strong results among intermediate grade bonds and issues backed by commercial mortgages drove performance. Results were also strong among high-yield issues, a category that is not in the benchmark.

Portfolio Management

Carl W. Pappo, lead manager for the fund, has co-managed the fund since March 2005 and has been associated with the fund’s adviser or the fund’s previous adviser or its predecessors since 1993.

Alexander D. Powers has co-managed the fund since May 2010 and has been associated with the fund’s adviser or the fund’s previous adviser or its predecessors since 1996.

Brian Lavin has co-managed the fund since May 2010 and has been associated with the fund’s adviser or the fund’s previous adviser or its predecessors since 1994.

Michael Zazzarino has co-managed the fund since May 2010 and has been associated with the fund’s adviser or the fund’s previous adviser or its predecessors since 2005.

[1]

The Barclays Capital Aggregate Bond Index is a market value-weighted index that tracks the daily price, coupon, pay-downs and total return performance of fixed-rate, publicly placed, dollar denominated and non-convertible investment grade debt issues with a least $250 million par amount outstanding and with at least one year to final maturity.

[2]

Lipper Inc., a widely respected data provider in the industry, calculates an average total return (assuming reinvestment of distributions) for mutual funds with investment objectives similar to those of the fund. Lipper makes no adjustment for the effect of sales loads.

Indices are not available for investment, are not professionally managed and do not reflect sales charges, fees, brokerage commissions, taxes or other expenses of investing. Securities in the fund may not match those in an index.

Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. Please visit www.columbiamanagement.com for daily and most recent month-end performance updates.

Summary

1-year return as of 03/31/11

+5.80% Class A shares (without sales charge)

+5.12% Barclays Capital Aggregate Bond Index

Economic Update – Columbia Intermediate Bond Fund

Summary

For the 12-month period that ended March 31, 2011

■

Strengthening economic growth and rising interest rates kept a lid on most bond market sectors. The Barclays Capital Aggregate Bond Index delivered modest results. However, high-yield bonds were strong performers, as measured by the JPMorgan Developed BB High Yield Index.

Barclays Aggregate Index	JPMorgan Index

5.12%	13.04%

■

The U.S. stock market, as measured by the S&P 500 Index, delivered solid returns, despite a summer 2010 correction. Foreign stock market returns were also positive, as measured by the MSCI EAFE Index (Net).

S&P Index	MSCI Index

15.65%	10.42%

The U.S. economy continued to expand at a solid but uneven pace over the past 12 months, as measured by gross domestic product (GDP). Although lackluster second quarter 2010 GDP growth raised fears that the economy was losing steam and might lapse back into recession, the pace picked up in the third quarter of 2010, inspiring confidence among consumers, businesses and investors. GDP expanded by 2.6% in the third quarter and 3.1% in the fourth quarter. With the Federal Reserve Board (the Fed) providing additional monetary stimulus to shore up economic growth and the extension of key tax cuts for the next two years, expectations are for continued growth in 2011. However, early estimates of first quarter 2011 growth place it just under 2.0%, a disappointment after two strong quarters and a pick-up in employment.

Consumer spending on cars, clothing and other goods generally trended higher during the 12-month period, accelerating in the fourth quarter. Holiday spending rose 5.5% between November 5, 2010 and December 24, 2010, in all retail categories, excluding automobiles, compared with the same period in 2009, according to MasterCard Advisors’ SpendingPulse, which tracks spending on all transactions including cash. Personal income surged in January 2011 as payroll tax cuts kicked in. The personal savings rate edged higher, ending February 2011, the last month for which data was available, at 5.8%.

News on the job front was increasingly positive. A good portion of the jobs added in March, April and May of 2010 were temporary, government-sponsored census positions, which began to unwind in June, July and August of 2010. However, private sector payroll employment began to trend higher in the third quarter, massive layoffs declined and job growth turned solidly positive, with the addition of 444,000 new jobs in the first quarter of 2011.

Despite some glimmers of improvement early in 2010, the housing market remained troublesome throughout the period. Both new and existing home sales fell after a federal tax credit for new and repeat homebuyers expired. Distressed properties pressured prices and foreclosures continued — another drag on prices. The inventory of unsold homes ended the period higher than it started, at 8.9 and 8.6 months for both new and existing homes, respectively, according to the National Association of Realtors and a joint release from the U.S. Census Bureau and the U.S. Department of Housing and Urban Development. The new year brought more disappointing news: Existing home sales fell in January 2011 after three months of sustained improvement. Tight credit and weak appraisals were cited as possible reasons for the decline.

Reports from the business side of the economy were generally positive. A key measure of the nation’s manufacturing situation — the Institute for Supply Management’s Index — took a somewhat surprising turn higher in the final months of the period. Technology spending rose 12% in 2010, according to the NPD Group, a national marketing research firm. Purchases of computers, networking and software returned to prerecession levels. Industrial production rose over the period, and manufacturing capacity utilized, per the report issued by the Fed — a key measure of the health of the manufacturing sector — also edged higher.

Economic Update (continued) – Columbia Intermediate Bond Fund

Bonds delivered modest returns

As the economy strengthened and interest rates edged higher, most bond sectors delivered modest returns. The Barclays Capital Aggregate Bond Index1 returned 5.12%. High-yield bonds led the fixed-income markets. For the 12 months covered by this report, the JPMorgan Developed BB High Yield Index2 returned 13.04% as default fears abated and investors grew more comfortable with risk. Despite rising yields in the second half of the period, the Treasury market was also positive. The Barclays Capital U.S. Treasury Index3 returned 4.53%. However, municipal bonds struggled in the second half of the period, as interest rates inched higher and issue supply surged ahead of the year-end expiration of the Build America Bonds program. The Barclays Capital Municipal Bond Index4 gained 1.63% for the period. Despite positive economic activity, the Fed kept a key short-term interest rate — the federal funds rate — close to zero, reflecting ongoing concerns about employment and the housing market.

Stocks moved higher despite summer 2010 decline

Against a strengthening economic backdrop, stock prices continued to rally despite a summer 2010 setback linked to a debt crisis brewing in Europe, which raised concerns among U.S. investors. These fears were short-lived and stocks regained their footing. In this environment, the S&P 500 Index5 returned 15.65% for the 12 months through March 31, 2011. Outside the United States, stock markets also delivered solid gains. The MSCI EAFE Index (Net),6 a broad gauge of stock market performance in foreign developed markets, returned 10.42% (in U.S. dollars) for the 12-month period, as concerns about the impact of a bailout for weak euro zone economies eased yet continued to restrain market performance. Emerging stock markets were strong. The MSCI Emerging Markets Index (Net)7 returned 18.46% (in U.S. dollars) for the 12-month period.

Past performance is no guarantee of future results.

[1]

The Barclays Capital Aggregate Bond Index is a market value-weighted index that tracks the daily price, coupon, pay-downs and total return performance of fixed-rate, publicly placed, dollar-denominated and non-convertible investment grade debt issues with at least $250 million par amount outstanding and with at least one year to final maturity.

[2]	The JPMorgan Developed BB High Yield Index is an unmanaged index designed to mirror the investable universe of the U.S. dollar developed, BB-rated, high yield corporate debt market.

[3]

The Barclays Capital U.S. Treasury Index includes public obligations of the U.S. Treasury. Treasury bills are excluded by the maturity constraint. In addition, certain special issues, such as state and local government series bonds (SLGs), as well as U.S. Treasury TIPS, are excluded. STRIPS are excluded from the index because their inclusion would result in double-counting.

[4]	The Barclays Capital Municipal Bond Index is considered representative of the broad market for investment-grade, tax-exempt bonds with a maturity of at least one year

[5]	The Standard & Poor’s (S&P) 500 Index tracks the performance of 500 widely held, large-capitalization U.S. stocks.

[6]

The Morgan Stanley Capital International Europe, Australasia, Far East (MSCI EAFE) Index (Net) is a free float-adjusted market capitalization index that is designed to measure the equity market performance of developed markets, excluding the U.S. & Canada. As of December 31, 2010, the MSCI EAFE Index (Net) consisted of the following 22 developed market country indices: Australia, Austria, Belgium, Denmark, Finland, France, Germany, Greece, Hong Kong, Ireland, Israel, Italy, Japan, the Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland and the United Kingdom.

[7]

The Morgan Stanley Capital International Emerging Markets (MSCI EM) Index (Net) is a free float-adjusted market capitalization index that is designed to measure equity market performance of emerging markets. As of December 31, 2010, the MSCI EM Index (Net) consisted of the following 21 emerging market country indices: Brazil, Chile, China, Colombia, Czech Republic, Egypt, Hungary, India, Indonesia, Korea, Malaysia, Mexico, Morocco, Peru, Philippines, Poland, Russia, South Africa, Taiwan, Thailand and Turkey.

Indices are not available for investment, are not professionally managed and do not reflect sales charges, fees, brokerage commissions, taxes or other expenses of investing. Securities in the fund may not match those in an index.

Performance Information – Columbia Intermediate Bond Fund

Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. Please visit www.columbiamanagement.com for daily and most recent month-end performance updates.

Net asset value per share

as of 03/31/11 ($)
Class A	9.08
Class B	9.08
Class C	9.08
Class I	9.08
Class R	9.08
Class W	9.08
Class Z	9.08

Distributions declared per share

04/01/10 – 03/31/11 ($)
Class A	0.38
Class B	0.32
Class C	0.33
Class I	0.21
Class R	0.36
Class W	0.19
Class Z	0.41

Performance of a $10,000 investment 04/01/01 – 03/31/11

The chart above shows the change in value of a hypothetical $10,000 investment in Class A shares of Columbia Intermediate Bond Fund during the stated time period, and does not reflect the deduction of taxes that a shareholder may pay on fund distributions or on the redemption of fund shares.

Performance of a $10,000 investment 04/01/01 – 03/31/11 ($)

Sales charge	without	with
Class A	17,031	16,228
Class B	15,909	15,909
Class C	16,125	16,125
Class I	n/a	n/a
Class R	16,812	n/a
Class W	n/a	n/a
Class Z	17,481	n/a

Average annual total return as of 3/31/11 (%)

Share class	A		B		C		I	R	W	Z
Inception	07/31/00		02/01/02		02/01/02		09/27/10	01/23/06	09/27/10	12/05/78
Sales charge	without	with	without	with	without	with	without	without	without	without
1-year	5.80	2.37	5.03	2.03	5.17	4.17	n/a	5.54	n/a	6.07
5-year	5.90	5.21	5.12	5.12	5.27	5.27	n/a	5.64	n/a	6.17
10-year/Life	5.47	4.96	4.75	4.75	4.89	4.89	0.87	5.33	0.69	5.74

The “with sales charge” returns include the maximum initial sales charge of 3.25% for Class A shares and, the applicable contingent deferred sales charge of 3.00% in the first year, declining to 1.00% in the fourth year and eliminated thereafter for Class B shares and 1.00% for Class C shares for the first year only. The “without sales charge” returns do not include the effect of sales charges. If they had, returns would be lower. Prior to August 22, 2005, new purchases of Class A shares had a maximum initial sales charge of 4.75%. The 5 & 10 year average annual returns with sales charge as of 03/31/10 include the previous sales charge of 4.75%.

Performance Information (continued) – Columbia Intermediate Bond Fund

Performance results reflect any fee waivers or reimbursements of fund expenses by the investment advisor and/or any of its affiliates. Absent these fee waivers or expense reimbursement arrangements, performance results would have been lower.

All results shown assume reinvestment of distributions. Class I and Class Z shares are sold at net asset value with no distribution and service (Rule 12b-1) fees. Class R shares are sold at net asset value with a distribution (12b-1) fee. Class W shares are sold at net asset value with a service (Rule 12b-1) fee. Class R, Class I, Class W and Class Z shares have limited eligibility and the investment minimum requirements may vary. Please see the fund’s prospectuses for details. Performance for different share classes will vary based on differences in sales charges and fees associated with each class.

The tables do not reflect the deduction of taxes that a shareholder may pay on fund distributions or on the redemption of fund shares.

Class B, Class C and Class R shares performance information includes returns of Class A shares. These returns shown for these share classes reflect any differences in sales charges, but have not been restated to reflect any differences in expenses, such as distribution and service (Rule 12b-1) fees, between Class A and the corresponding newer share classes. If differences in expenses had been reflected, the returns shown for periods prior to the inception of the newer classes of shares would have been lower. Class B and Class C shares were initially offered on February 1, 2002; Class R shares were initially offered on January 23, 2006.

Class I and Class W shares were initially offered by the fund on September 27, 2010.

Understanding Your Expenses – Columbia Intermediate Bond Fund

Estimating your actual expenses

To estimate the expenses that you paid over the period, first you will need your account balance at the end of the period:

■

For shareholders who receive their account statements from Columbia Management Investment Services Corp., your account balance is available online at www.columbiamanagement.com or by calling Shareholder Services at 800.345.6611.

■	For shareholders who receive their account statements from their financial intermediary, contact your financial intermediary to obtain your account balance.
1.	Divide your ending account balance by $1,000. For example, if an account balance was $8,600 at the end of the period, the result would be 8.6.
2.	In the section of the table below titled “Expenses paid during the period,” locate the amount for your share class. You will find this number in the column labeled “Actual.” Multiply this number by the result from step 1. Your answer is an estimate of the expenses you paid on your account during the period.

If the value of your account falls below the minimum initial investment requirement applicable to you, your account may be subject to a $20 annual fee. This fee is not included in the accompanying table. If you are subject to the fee, keep it in mind when you are estimating the ongoing expenses of investing in the fund and when comparing the expenses of this fund with other funds.

As a fund shareholder, you incur two types of costs. There are transaction costs, which generally include sales charges on purchases and may include redemption fees or exchange fees. There are also ongoing costs, which generally include investment advisory fees, distribution and service (Rule 12b-1) fees and other fund expenses. The information on this page is intended to help you understand the ongoing costs of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds.

Analyzing your fund’s expenses by share class

To illustrate these ongoing costs, we have provided an example and calculated the expenses paid by investors in each share class during the period. The information in the following table is based on an initial investment of $1,000, which is invested at the beginning of the period and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the “Actual” column is calculated using the fund’s actual operating expenses and total return for the period. The amount listed in the “Hypothetical” column for each share class assumes that the return each year is 5% before expenses and is calculated based on the fund’s actual operating expenses. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during this period.

Compare with other funds

Since all mutual funds are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing costs of investing in the fund with other funds. To do so, compare the 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the ongoing costs of investing in a fund and do not reflect any transaction costs, such as sales charges, redemption fees or exchange fees.

10/01/10 – 3/31/11

	Account value at the beginning of the period ($)		Account value at the end of the period ($)		Expenses paid during the period ($)		Fund’s annualized expense ratio (%)
	Actual	Hypothetical	Actual	Hypothetical	Actual	Hypothetical	Actual
Class A	1,000.00	1,000.00	1,005.90	1,020.29	4.65	4.68	0.93
Class B	1,000.00	1,000.00	1,002.20	1,016.55	8.39	8.45	1.68
Class C	1,000.00	1,000.00	1,003.00	1,017.30	7.64	7.70	1.53
Class I	1,000.00	1,000.00	1,008.30	1,022.34	2.60	2.62	0.52
Class R	1,000.00	1,000.00	1,004.70	1,019.10	5.85	5.89	1.17
Class W	1,000.00	1,000.00	1,006.50	1,020.29	4.65	4.68	0.93
Class Z	1,000.00	1,000.00	1,007.20	1,021.54	3.40	3.43	0.68

Expenses paid during the period are equal to the annualized expense ratio for the share class, multiplied by the average account value over the period, then multiplied by the number of days in the fund’s most recent fiscal half-year and divided by 365.

Had the Investment Manager and/or any of its affiliates not waived fees or reimbursed a portion of expenses, account value at the end of the period would have been reduced.

It is important to note that the expense amounts shown in the table are meant to highlight only ongoing costs of investing in the fund and do not reflect any transaction costs, such as sales charges, redemption fees or exchange fees. Therefore, the hypothetical examples provided may not help you determine the relative total costs of owning shares of different funds. If these transaction costs were included, your costs would have been higher.

Portfolio Managers’ Report – Columbia Intermediate Bond Fund

For the 12-month period that ended March 31, 2011, the fund’s Class A shares returned 5.80% without sales charge. The fund’s return surpassed the 5.12% return of its benchmark, the Barclays Capital Aggregate Bond Index, for the same period. The average return of funds in its peer group, the Lipper Intermediate Investment Grade Debt Funds Classification, was 6.14%.

Exposure to mid-grade and lower rated bonds boosted returns

Overall, the fund’s emphasis on investment-grade, high-yield and commercial mortgage-backed securities (CMBS) accounted for its slight performance advantage over the benchmark. The Federal Reserve Board’s (the Fed’s) highly accommodative monetary policies worked to expand liquidity in the economy, much of which found its way into riskier assets, such as stocks and corporate bonds. In general, non-Treasury segments of the bond market performed better than higher quality Treasury issues. Best results were generated by the intermediate and lower quality tiers, where the fund had strong representation. Improving conditions in the commercial real estate market helped results among commercial mortgage-backed securities (CMBS).

The fund’s holdings in euro zone bank bonds benefited as the financial underpinnings of many institutions strengthened and more conservative operating policies prevailed. In this regard, bonds of Barclay’s Bank and ING performed well. The fund was overweight relative to the benchmark in telecommunications, where AT&T’s and Verizon’s obligations rose due to improving business activity and low new-issue activity in the sector. Lower vacancies brightened the outlook for Brandywine Realty, a real estate investment trust, pushing its securities higher.

Approach to yield curve detracted

The fund’s positioning along the yield curve — a graphic depiction of Treasury yields, from short-term to long-term — detracted modestly from performance. The portfolio has more exposure than its benchmark to bonds in the 10- to 30-year range and less exposure to bonds maturing in five years or less. As rates fell during the period, prices rose more among shorter-maturity bonds, where the fund’s exposure was lower than the benchmark, and less among bonds in the 10- to 30-year range, where the portfolio had more exposure than the benchmark.

Positioned for continued favorable environment

Core inflation, which does not take into account food and energy prices, remains benign. Wages and salaries are relatively stable, so there is little upward pressure on prices in the current environment. The global economic outlook looks positive overall, and the recent restructuring of banks should help them maintain momentum. Against that backdrop, the Fed’s goal is to keep interest rates relatively low in the five-to-seven year range, that portion of the yield curve that tends to influence mortgage rates. This policy has aided non-Treasury segments of the bond market, and we expect that policy to persist. As a result, we have made few changes to portfolio positioning for the period ahead. However, we will begin to rethink positioning once the Fed begins to shift its policies and rates move higher, a point that, in our opinion, is still six to 12 months away.

Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. Please visit www.columbiamanagement.com for daily and most recent month-end performance updates.

Portfolio structure as of

03/31/11 (%)
Corporate Fixed-Income Bonds & Notes	44.2
Commercial Mortgage-Backed Securities	18.6
Government & Agency Obligations	15.7
Mortgage-Backed Securities	15.1
Asset-Backed Securities	4.0
Municipal Bonds	2.4
Preferred Stocks	1.0
Collateralized Mortgage Obligations	0.4
Common Stocks	0.0	*
Warrants	0.0	*
Short-Term Obligation	0.0	*
Other Assets & Liabilities, Net	-1.4
*	Rounds to less than 0.1% of net assets.

Maturity breakdown as of

03/31/11 (%)
0 - 1 year	1.6
1 - 2 year	5.5
2 - 3 years	6.5
3 - 4 years	10.1
4 - 5 years	17.2
5 - 6 years	7.2
6 - 7 years	8.7
7 - 8 years	3.5
8 - 9 years	5.7
9 - 10 years	9.3
10 - 20 years	7.1
20 - 30 years	16.1
30 years and over	1.5

Portfolio Managers’ Report (continued) – Columbia Intermediate Bond Fund

Quality breakdown as of

03/31/11 (%)
Treasury	13.6
Agency	15.4
AAA	21.3
AA	8.8
A	14.4
BBB	20.7
BB	2.7
B	2.4
CCC and Below	0.4
Non-Rated	0.3

Portfolio structure is calculated as a percentage of net assets.

Quality and maturity breakdowns are calculated as a percentage of total investments.

Ratings shown in the quality breakdown are assigned to individual bonds by taking the lower of the ratings available from one of the following nationally recognized rating agencies: Standard & Poor’s or Moody’s Investor Services. If a security is rated by only one of the two agencies, that rating is used. If a security is not rated by either of the two agencies, it is designated as Non-Rated. Ratings are relative and subjective and are not absolute standards of quality. The credit quality of the fund’s investments does not remove market risk.

The fund is actively managed and the composition of its portfolio will change over time.

30-day SEC yields

as of 03/31/11 (%)
Class A	3.76
Class B	3.26
Class C	3.35
Class I	4.23
Class R	3.70
Class W	4.03
Class Z	4.16

The 30-day SEC yields reflect the portfolio’s earning power net of expenses, expressed as an annualized percentage of the public offering price at the end of the period. Had the Investment Manager and/or any of its affiliates not waived fees or reimbursed a portion of expenses, the 30-day SEC yields would have been lower.

Portfolio characteristics and holdings are subject to change periodically and may not be representative of current characteristics and holdings. The outlook for the fund may differ from that presented for other Columbia Funds.

Investing in fixed-income securities may involve certain risks, including the credit quality of individual issuers, possible prepayments, market or economic developments and yields and share price fluctuations due to changes in interest rates. When interest rates go up, bond prices typically drop, and vice versa.

Investments in high-yield bonds (sometimes referred to as “junk” bonds) offer the potential for high current income and attractive total return, but involve certain risks. Changes in economic conditions or other circumstances may adversely affect a high-yield bond issuer’s ability to make principal and interest payments.

Investment Portfolio – Columbia Intermediate Bond Fund

March 31, 2011

Corporate Fixed-Income Bonds & Notes – 44.2%

	Par ($)	Value ($)
Basic Materials – 2.5%
Chemicals – 0.7%
Ashland, Inc.
9.125% 06/01/17	675,000	774,563

CF Industries, Inc.
6.875% 05/01/18	1,065,000	1,192,800
7.125% 05/01/20	73,000	82,673

Chemtura Corp.
7.875% 09/01/18 (a)	6,000	6,345

Dow Chemical Co.
4.250% 11/15/20	6,030,000	5,758,849
5.900% 02/15/15	4,365,000	4,837,987
8.550% 05/15/19	323,000	408,286
9.400% 05/15/39	125,000	185,608

Hexion U.S. Finance Corp./Hexion Nova Scotia Finance ULC
8.875% 02/01/18	866,000	915,795
9.000% 11/15/20 (a)	285,000	295,509

Koppers, Inc.
7.875% 12/01/19	105,000	113,925

Lubrizol Corp.
8.875% 02/01/19	2,880,000	3,701,508

Lyondell Chemical Co.
8.000% 11/01/17 (a)	1,334,000	1,474,070

MacDermid, Inc.
9.500% 04/15/17 (a)	594,000	630,383

Momentive Performance Materials, Inc.
9.000% 01/15/21 (a)	296,000	305,990

Nalco Co.
6.625% 01/15/19 (a)	608,000	625,480

NOVA Chemicals Corp.
8.375% 11/01/16	350,000	384,125
8.625% 11/01/19	395,000	441,906

Rain CII Carbon LLC & CII Carbon Corp.
8.000% 12/01/18 (a)	545,000	581,788

Chemicals Total		22,717,590

Forest Products & Paper – 0.9%
Cascades, Inc.
7.750% 12/15/17	658,000	695,013

Georgia-Pacific LLC
8.250% 05/01/16 (a)	23,337,000	26,312,467

Verso Paper Holdings LLC/Verso Paper, Inc.
8.750% 02/01/19 (a)	309,000	321,360

Forest Products & Paper Total		27,328,840

	Par ($)	Value ($)
Iron/Steel – 0.8%
ArcelorMittal
6.750% 03/01/41	10,579,000	10,367,854
7.000% 10/15/39	6,317,000	6,333,904

JMC Steel Group
8.250% 03/15/18 (a)	161,000	164,623

Nucor Corp.
5.000% 06/01/13	645,000	693,859
5.850% 06/01/18	4,955,000	5,649,057

United States Steel Corp.
7.000% 02/01/18	890,000	924,487
7.375% 04/01/20	194,000	203,215

Iron/Steel Total		24,336,999

Metals & Mining – 0.1%
FMG Resources August 2006 Pty Ltd.
6.875% 02/01/18 (a)	161,000	167,843
7.000% 11/01/15 (a)	985,000	1,016,065

Freeport-McMoRan Copper & Gold, Inc.
8.375% 04/01/17	585,000	644,962

Novelis, Inc.
8.375% 12/15/17 (a)	337,000	364,802
8.750% 12/15/20 (a)	330,000	363,000

Metals & Mining Total		2,556,672

Basic Materials Total		76,940,101

Communications – 4.8%
Advertising – 0.1%
Interpublic Group of Companies, Inc.
10.000% 07/15/17	1,010,000	1,201,900

inVentiv Health, Inc.
10.000% 08/15/18 (a)	877,000	912,080

Visant Corp.
10.000% 10/01/17	302,000	326,160

Advertising Total		2,440,140

Media – 2.2%
Belo Corp.
8.000% 11/15/16	450,000	490,500

CCO Holdings LLC/CCO Holdings Capital Corp.
7.000% 01/15/19	915,000	937,875
8.125% 04/30/20	443,000	481,763

Cequel Communications Holdings I LLC & Cequel Capital Corp.
8.625% 11/15/17 (a)	945,000	985,162

Clear Channel Communications, Inc.
9.000% 03/01/21 (a)	943,000	940,642

See Accompanying Notes to Financial Statements.

Columbia Intermediate Bond Fund

March 31, 2011

Corporate Fixed-Income Bonds & Notes (continued)

	Par ($)	Value ($)
Communications (continued)
Clear Channel Worldwide Holdings, Inc.
9.250% 12/15/17	1,005,000	1,101,731

CMP Susquehanna Corp.
3.312% 05/15/14 (05/09/11) (b)(c)(d)	65,000	38,350

Comcast Cable Holdings LLC
9.875% 06/15/22	2,089,000	2,747,785

Comcast Corp.
6.950% 08/15/37	4,094,000	4,457,072

DirecTV Holdings LLC
3.125% 02/15/16	11,255,000	11,091,780
6.375% 06/15/15	1,675,000	1,731,531

DISH DBS Corp.
7.875% 09/01/19	925,000	1,001,312

Entravision Communications Corp.
8.750% 08/01/17	870,000	926,550

Gray Television, Inc.
10.500% 06/29/15	694,000	738,243

Insight Communications Co., Inc.
9.375% 07/15/18 (a)	400,000	444,000

Kabel BW Erste Beteiligungs GmbH/Kabel Baden-Wurttemberg GmbH & Co. KG
7.500% 03/15/19 (a)	220,000	225,413

NBC Universal Media, LLC.
5.950% 04/01/41 (a)	6,035,000	5,783,141

NBC Universal, Inc.
2.875% 04/01/16 (a)	4,215,000	4,117,663

News America, Inc.
6.150% 02/15/41 (a)	8,030,000	7,962,901
6.400% 12/15/35	4,195,000	4,316,022
6.550% 03/15/33	530,000	556,647

Salem Communications Corp.
9.625% 12/15/16	431,000	465,480

Sinclair Television Group, Inc.
9.250% 11/01/17 (a)	656,000	731,440

Sirius XM Radio, Inc.
8.750% 04/01/15 (a)	635,000	714,375

Time Warner Cable, Inc.
5.850% 05/01/17	2,335,000	2,553,787
5.875% 11/15/40	7,955,000	7,474,908
7.300% 07/01/38	2,720,000	3,011,451

	Par ($)	Value ($)
Univision Communications, Inc.
7.875% 11/01/20 (a)	272,000	288,320
8.500% 05/15/21 (a)	893,000	922,023

XM Satellite Radio, Inc.
7.625% 11/01/18 (a)	498,000	525,390

Media Total		67,763,257

Telecommunication Services – 2.5%
AT&T, Inc.
6.550% 02/15/39	15,115,000	15,753,427

Avaya, Inc.
7.000% 04/01/19 (a)	375,000	365,625
9.750% 11/01/15	176,000	178,860

BellSouth Corp.
5.200% 09/15/14	305,000	333,479

British Telecommunications PLC
5.150% 01/15/13	605,000	643,637
5.950% 01/15/18	2,865,000	3,160,705

Cincinnati Bell, Inc.
8.250% 10/15/17	699,000	704,242
8.375% 10/15/20	278,000	273,135

Clearwire Communications LLC/Clearwire Finance, Inc.
12.000% 12/01/15 (a)	83,000	89,640
12.000% 12/01/17 (a)	492,000	525,825

CommScope, Inc.
8.250% 01/15/19 (a)	392,000	409,640

Frontier Communications Corp.
8.500% 04/15/20	829,000	898,429

Integra Telecom Holdings, Inc.
10.750% 04/15/16 (a)	341,000	369,985

Intelsat Jackson Holdings SA
7.250% 04/01/19 (a)(e)	380,000	380,475
7.250% 10/15/20 (a)	525,000	525,656

ITC Deltacom, Inc.
10.500% 04/01/16	265,000	292,163

Level 3 Financing, Inc.
8.750% 02/15/17	832,000	825,760
9.250% 11/01/14	335,000	342,538
9.375% 04/01/19 (a)	205,000	198,338

MetroPCS Wireless, Inc.
7.875% 09/01/18	945,000	1,011,150

Nielsen Finance LLC/Nielsen Finance Co.
7.750% 10/15/18 (a)	1,138,000	1,220,505

See Accompanying Notes to Financial Statements.

Columbia Intermediate Bond Fund

March 31, 2011

Corporate Fixed-Income Bonds & Notes (continued)

	Par ($)	Value ($)
Communications (continued)
NII Capital Corp.
7.625% 04/01/21	345,000	352,763
10.000% 08/15/16	512,000	583,680

PAETEC Holding Corp.
8.875% 06/30/17	757,000	815,667
9.875% 12/01/18 (a)	428,000	451,540

Quebecor Media, Inc.
7.750% 03/15/16	697,000	723,138

Qwest Corp.
7.500% 10/01/14	272,000	310,760
7.500% 06/15/23	655,000	656,637

SBA Telecommunications, Inc.
8.250% 08/15/19	469,000	518,245

Sprint Capital Corp.
6.875% 11/15/28	345,000	318,263

Sprint Nextel Corp.
8.375% 08/15/17	1,144,000	1,274,130

Telefonica Emisiones SAU
5.134% 04/27/20	5,030,000	5,004,639
6.221% 07/03/17	2,375,000	2,590,982
6.421% 06/20/16	5,115,000	5,683,778

Verizon Communications, Inc.
3.000% 04/01/16	25,170,000	25,041,759
4.600% 04/01/21	1,800,000	1,792,294

Virgin Media Finance PLC
9.500% 08/15/16	445,000	506,187

West Corp.
7.875% 01/15/19 (a)	665,000	678,300

Wind Acquisition Finance SA
7.250% 02/15/18 (a)	390,000	409,500
11.750% 07/15/17	811,000	932,650
11.750% 07/15/17 (a)(d)(l)	1,466,000	2,932

Windstream Corp.
7.750% 10/15/20	396,000	406,890
7.750% 10/15/20 (a)	140,000	143,850
8.125% 09/01/18	378,000	403,515

Telecommunication Services Total		78,105,313

Communications Total		148,308,710

Consumer Cyclical – 1.9%
Airlines – 0.2%
Continental Airlines, Inc.
6.940% 10/15/13	334,100	339,946

	Par ($)	Value ($)
7.461% 04/01/15	4,902,335	4,951,359

Airlines Total		5,291,305

Auto Parts & Equipment – 0.1%
Accuride Corp.
9.500% 08/01/18	180,000	200,250

Dana Holding Corp.
6.500% 02/15/19	125,000	124,062
6.750% 02/15/21	822,000	819,945

Lear Corp.
7.875% 03/15/18	540,000	588,600
8.125% 03/15/20	115,000	126,500

Visteon Corp.
6.750% 04/15/19 (a)	227,000	227,000

Auto Parts & Equipment Total		2,086,357

Entertainment – 0.1%
AMC Entertainment, Inc.
9.750% 12/01/20 (a)	560,000	599,200

Boyd Gaming Corp.
9.125% 12/01/18 (a)	710,000	729,525

Pinnacle Entertainment, Inc.
8.750% 05/15/20	122,000	126,880

Shingle Springs Tribal Gaming Authority
9.375% 06/15/15 (a)	1,285,000	848,100

Six Flags, Inc.
9.625% 06/01/14 (a)(d)(f)(l)	458,000	–

Speedway Motorsports, Inc.
6.750% 02/01/19	76,000	76,570

Tunica-Biloxi Gaming Authority
9.000% 11/15/15 (a)	389,000	385,110

Entertainment Total		2,765,385

Home Builders – 0.0%
Beazer Homes USA, Inc.
9.125% 06/15/18	378,000	383,670

K Hovnanian Enterprises, Inc.
10.625% 10/15/16	415,000	440,938
11.875% 10/15/15	430,000	408,500

Home Builders Total		1,233,108

Home Furnishings – 0.0%
Norcraft Companies LP/Norcraft Finance Corp.
10.500% 12/15/15	255,000	272,850

Home Furnishings Total		272,850

Housewares – 0.0%
Libbey Glass, Inc.
10.000% 02/15/15	276,000	300,840

Housewares Total		300,840

See Accompanying Notes to Financial Statements.

Columbia Intermediate Bond Fund

March 31, 2011

Corporate Fixed-Income Bonds & Notes (continued)

	Par ($)	Value ($)
Consumer Cyclical (continued)
Lodging – 0.1%
MGM Resorts International
9.000% 03/15/20	83,000	91,300
11.375% 03/01/18	574,000	637,140

Penn National Gaming, Inc.
8.750% 08/15/19	208,000	229,580

Pokagon Gaming Authority
10.375% 06/15/14 (a)	352,000	364,320

Seminole Indian Tribe of Florida
6.535% 10/01/20 (a)	110,000	108,095
7.804% 10/01/20 (a)	810,000	800,863

Seneca Gaming Corp.
8.250% 12/01/18 (a)	463,000	476,890

Lodging Total		2,708,188

Office Furnishings – 0.0%
Interface, Inc.
7.625% 12/01/18 (a)	148,000	156,140

Office Furnishings Total		156,140

Retail – 1.4%
CVS Pass-Through Trust
5.298% 01/11/27 (a)	4,997,299	5,049,655
6.036% 12/10/28	4,616,389	4,753,542
8.353% 07/10/31 (a)	9,863,832	11,786,391

Limited Brands, Inc.
6.625% 04/01/21	240,000	245,400
8.500% 06/15/19	181,000	207,697

Macy’s Retail Holdings, Inc.
5.350% 03/15/12	1,250,000	1,287,500
5.750% 07/15/14	13,445,000	14,386,150

McDonald’s Corp.
5.000% 02/01/19	1,000,000	1,090,680
5.700% 02/01/39	2,555,000	2,710,347

Needle Merger Sub Corp.
8.125% 03/15/19 (a)	331,000	334,310

QVC, Inc.
7.125% 04/15/17 (a)	85,000	88,931
7.375% 10/15/20 (a)	167,000	173,889
7.500% 10/01/19 (a)	290,000	304,500

Rite Aid Corp.
8.000% 08/15/20	275,000	291,156

Toys R Us, Inc.
7.375% 10/15/18	566,000	567,415

Retail Total		43,277,563

Consumer Cyclical Total		58,091,736

	Par ($)	Value ($)
Consumer Non-Cyclical – 2.6%
Beverages – 0.6%
Anheuser-Busch InBev Worldwide, Inc.
7.200% 01/15/14	4,795,000	5,447,441
7.750% 01/15/19	2,445,000	3,008,103
8.000% 11/15/39	4,255,000	5,687,510

PepsiCo, Inc.
4.500% 01/15/20	3,445,000	3,594,385

Beverages Total		17,737,439

Biotechnology – 0.0%
STHI Holding Corp.
8.000% 03/15/18 (a)	127,000	131,445

Biotechnology Total		131,445

Commercial Services – 0.4%
Avis Budget Car Rental LLC/Avis Budget Finance, Inc.
8.250% 01/15/19	597,000	625,357

Cardtronics, Inc.
8.250% 09/01/18	575,000	624,594

Garda World Security Corp.
9.750% 03/15/17 (a)	321,000	345,878

Hertz Corp.
6.750% 04/15/19 (a)	240,000	237,900
7.375% 01/15/21 (a)	299,000	305,728
7.500% 10/15/18 (a)	570,000	589,950

Interactive Data Corp.
10.250% 08/01/18 (a)	679,000	762,177

Iron Mountain, Inc.
8.000% 06/15/20	250,000	265,000

President & Fellows of Harvard College
4.875% 10/15/40	5,690,000	5,437,136
6.500% 01/15/39 (a)	1,895,000	2,280,159

RSC Equipment Rental, Inc./RSC Holdings III LLC
8.250% 02/01/21 (a)	275,000	286,000
10.000% 07/15/17 (a)	88,000	99,880

United Rentals North America, Inc.
8.375% 09/15/20	1,125,000	1,175,625
9.250% 12/15/19	86,000	95,890
10.875% 06/15/16	109,000	125,895

Commercial Services Total		13,257,169

Food – 0.6%
ConAgra Foods, Inc.
7.000% 10/01/28	7,960,000	8,554,230

Dean Foods Co.
7.000% 06/01/16	10,000	9,538
9.750% 12/15/18 (a)	275,000	282,219

See Accompanying Notes to Financial Statements.

Columbia Intermediate Bond Fund

March 31, 2011

Corporate Fixed-Income Bonds & Notes (continued)

	Par ($)	Value ($)
Consumer Non-Cyclical (continued)
Hershey Co.
4.125% 12/01/20	5,035,000	5,044,773

Kraft Foods, Inc.
6.500% 02/09/40	5,160,000	5,474,386

Kroger Co.
8.000% 09/15/29	820,000	1,017,277

Food Total		20,382,423

Healthcare Products – 0.0%
Hanger Orthopedic Group, Inc.
7.125% 11/15/18	407,000	415,140

Healthcare Products Total		415,140

Healthcare Services – 0.5%
American Renal Holdings Co., Inc.
8.375% 05/15/18	120,000	126,600
PIK,
9.750% 03/01/16 (a)	80,000	78,600

Capella Healthcare, Inc.
9.250% 07/01/17 (a)	95,000	102,125

HCA, Inc.
7.250% 09/15/20	1,604,000	1,716,280
7.875% 02/15/20	866,000	941,775

Healthsouth Corp.
7.750% 09/15/22	37,000	38,480
8.125% 02/15/20	390,000	421,200

LifePoint Hospitals, Inc.
6.625% 10/01/20 (a)	237,000	242,925

Multiplan, Inc.
9.875% 09/01/18 (a)	541,000	581,575

Radiation Therapy Services, Inc.
9.875% 04/15/17	350,000	357,000

Radnet Management, Inc.
10.375% 04/01/18	90,000	91,013

Roche Holdings, Inc.
6.000% 03/01/19 (a)	4,245,000	4,811,584

Tenet Healthcare Corp.
8.875% 07/01/19	563,000	641,820

UnitedHealth Group, Inc.
6.000% 02/15/18	3,835,000	4,265,440

Vanguard Health Holding Co. II, LLC/Vanguard Holding Co. II, Inc.
8.000% 02/01/18	489,000	500,614
8.000% 02/01/18 (a)	571,000	585,275

Healthcare Services Total		15,502,306

	Par ($)	Value ($)
Household Products/Wares – 0.1%
Central Garden & Pet Co.
8.250% 03/01/18	225,000	235,125

Reynolds Group Issuer, Inc./Reynolds Group Issuer LLC
6.875% 02/15/21 (a)	253,000	254,265
7.125% 04/15/19 (a)	293,000	300,325
7.750% 10/15/16 (a)	383,000	405,980
8.250% 02/15/21 (a)	374,000	371,195
9.000% 04/15/19 (a)	287,000	297,045

Spectrum Brands Holdings, Inc.
9.500% 06/15/18 (a)	836,000	919,600

Household Products/Wares Total		2,783,535

Pharmaceuticals – 0.4%
ConvaTec Healthcare E SA
10.500% 12/15/18 (a)	772,000	810,600

Giant Funding Corp.
8.250% 02/01/18 (a)	584,000	598,600

Mylan, Inc.
6.000% 11/15/18 (a)	525,000	525,000

Novartis Securities Investment Ltd.
5.125% 02/10/19	5,590,000	6,051,164

Valeant Pharmaceuticals International
6.750% 10/01/17 (a)	117,000	115,245
7.000% 10/01/20 (a)	278,000	269,660

Warner Chilcott Co., LLC/Warner Chilcott Finance LLC
7.750% 09/15/18 (a)	784,000	821,240

Wyeth
5.500% 02/01/14	1,000,000	1,102,769
5.500% 02/15/16	1,395,000	1,560,978

Pharmaceuticals Total		11,855,256

Consumer Non-Cyclical Total		82,064,713

Energy – 5.3%
Coal – 0.0%
Arch Coal, Inc.
7.250% 10/01/20	63,000	67,489

Consol Energy, Inc.
8.000% 04/01/17	110,000	120,450
8.250% 04/01/20	1,045,000	1,158,644

Coal Total		1,346,583

Oil & Gas – 2.8%
Anadarko Petroleum Corp.
6.200% 03/15/40	4,135,000	3,994,799
6.375% 09/15/17	8,430,000	9,282,883

See Accompanying Notes to Financial Statements.

Columbia Intermediate Bond Fund

March 31, 2011

Corporate Fixed-Income Bonds & Notes – (continued)

	Par ($)	Value ($)
Energy (continued)
Berry Petroleum Co.
6.750% 11/01/20	180,000	185,400
8.250% 11/01/16	80,000	84,600
10.250% 06/01/14	85,000	98,600

Brigham Exploration Co.
8.750% 10/01/18 (a)	430,000	479,450

Canadian Natural Resources Ltd.
6.250% 03/15/38	1,480,000	1,593,902

Carrizo Oil & Gas, Inc.
8.625% 10/15/18 (a)	884,000	941,460

Chaparral Energy, Inc.
8.250% 09/01/21 (a)	390,000	401,700
9.875% 10/01/20 (a)	197,000	218,670

Chesapeake Energy Corp.
6.125% 02/15/21	340,000	351,050
6.625% 08/15/20	1,415,000	1,503,437

Comstock Resources, Inc.
7.750% 04/01/19	102,000	103,785
8.375% 10/15/17	84,000	87,150

Concho Resources, Inc./Midland TX
7.000% 01/15/21	418,000	439,945
8.625% 10/01/17	325,000	359,125

Continental Resources, Inc.
7.125% 04/01/21	421,000	447,313

Devon Energy Corp.
6.300% 01/15/19	2,325,000	2,724,826

EXCO Resources, Inc.
7.500% 09/15/18	848,000	861,780

Gazprom International SA
7.201% 02/01/20 (a)	3,832,205	4,167,523

Goodrich Petroleum Corp.
8.875% 03/15/19 (a)	250,000	250,000

Hess Corp.
7.300% 08/15/31	4,095,000	4,801,232

Hilcorp Energy I LP/Hilcorp Finance Co.
7.625% 04/15/21 (a)	739,000	774,102

Laredo Petroleum, Inc.
9.500% 02/15/19 (a)	919,000	956,909

Marathon Oil Corp.
6.000% 10/01/17	897,000	1,009,439

	Par ($)	Value ($)
MEG Energy Corp.
6.500% 03/15/21 (a)	370,000	376,013

Nexen, Inc.
5.875% 03/10/35	1,980,000	1,879,402
7.500% 07/30/39	9,210,000	10,370,672

Oasis Petroleum, Inc.
7.250% 02/01/19 (a)	250,000	253,750

PetroHawk Energy Corp.
7.250% 08/15/18	387,000	398,610
7.250% 08/15/18 (a)	360,000	369,900
7.875% 06/01/15	585,000	620,100

Qatar Petroleum
5.579% 05/30/11 (a)	549,328	552,191

QEP Resources, Inc.
6.875% 03/01/21	277,000	290,850

Range Resources Corp.
6.750% 08/01/20	555,000	590,381
7.500% 05/15/16	555,000	575,812

Ras Laffan Liquefied Natural Gas Co., Ltd. II
5.298% 09/30/20 (a)	3,133,780	3,251,297

Ras Laffan Liquefied Natural Gas Co., Ltd. III
5.832% 09/30/16 (a)	1,874,315	2,009,266

Shell International Finance BV
5.500% 03/25/40	8,200,000	8,309,609

Southwestern Energy Co.
7.500% 02/01/18	6,700,000	7,596,125

Talisman Energy, Inc.
5.850% 02/01/37	3,400,000	3,378,169
7.750% 06/01/19	7,147,000	8,720,669

United Refining Co.
10.500% 02/28/18 (a)	411,000	411,000

Venoco, Inc.
8.875% 02/15/19 (a)	102,000	102,000

Oil & Gas Total		86,174,896

Oil & Gas Services – 0.3%
Aquilex Holdings LLC/Aquilex Finance Corp.
11.125% 12/15/16	214,000	226,038

Key Energy Services, Inc.
6.750% 03/01/21	257,000	261,497

See Accompanying Notes to Financial Statements.

Columbia Intermediate Bond Fund

March 31, 2011

Corporate Fixed-Income Bonds & Notes (continued)

	Par ($)	Value ($)
Energy (continued)
Trinidad Drilling Ltd.
7.875% 01/15/19 (a)	413,000	436,661

Weatherford International Ltd.
5.125% 09/15/20	1,645,000	1,633,411
5.150% 03/15/13	17,000	17,994
7.000% 03/15/38	6,390,000	6,768,141

Oil & Gas Services Total		9,343,742

Pipelines – 2.2%
Copano Energy LLC/Copano Energy Finance Corp.
7.125% 04/01/21 (e)	175,000	177,188

El Paso Corp.
6.500% 09/15/20 (a)	834,000	898,635
7.250% 06/01/18	202,000	226,998
7.750% 01/15/32	515,000	577,100

Energy Transfer Equity LP
7.500% 10/15/20	785,000	855,650

Enterprise Products Operating LLC
5.950% 02/01/41	16,735,000	16,277,465

Kinder Morgan Energy Partners LP
5.625% 02/15/15	2,990,000	3,299,130
6.500% 09/01/39	5,530,000	5,667,575
6.950% 01/15/38	3,510,000	3,783,755

NGPL PipeCo LLC
6.514% 12/15/12 (a)	9,050,000	9,694,713

Plains All American Pipeline LP/PAA Finance Corp.
5.750% 01/15/20	3,465,000	3,708,503
6.650% 01/15/37	2,050,000	2,167,701
8.750% 05/01/19	1,905,000	2,383,250

Regency Energy Partners LP/Regency Energy Finance Corp.
6.875% 12/01/18	303,000	321,937
9.375% 06/01/16	180,000	204,750

Southern Natural Gas Co.
8.000% 03/01/32	4,885,000	5,960,936

Southern Star Central Corp.
6.750% 03/01/16	105,000	106,575

TransCanada Pipelines Ltd.
6.350% 05/15/67 (05/15/17) (b)(c)	12,070,000	12,119,197

	Par ($)	Value ($)
Williams Companies, Inc.
7.875% 09/01/21	233,000	289,958

Pipelines Total		68,721,016

Energy Total		165,586,237

Financials – 20.1%
Banks – 12.5%
Bank of New York Mellon Corp.
4.150% 02/01/21	32,310,000	31,928,613
5.450% 05/15/19	5,355,000	5,874,039

Barclays Bank PLC
3.900% 04/07/15	2,540,000	2,627,465
5.000% 09/22/16	1,445,000	1,531,962
6.860% 09/29/49 (a)(b)	5,055,000	4,726,425
7.375% 06/29/49 (12/01/11) (a)(b)(c)	15,965,000	15,965,000
7.434% 09/29/49 (12/15/17) (a)(b)(c)	11,280,000	11,280,000

Capital One Capital IV
6.745% 02/17/37 (b)	24,085,000	24,175,319

Capital One Capital V
10.250% 08/15/39	13,460,000	14,604,100

Chinatrust Commercial Bank
5.625% 03/29/49 (03/17/15) (a)(b)(c)	3,570,000	3,495,184

CIT Group, Inc.
6.625% 04/01/18 (a)	415,000	421,225
7.000% 05/01/17	2,558,000	2,561,198

Deutsche Bank AG London
4.875% 05/20/13	555,000	590,090

Discover Bank/Greenwood DE
8.700% 11/18/19	6,225,000	7,457,942

Discover Financial Services
10.250% 07/15/19	2,585,000	3,325,520

Fifth Third Bancorp
3.625% 01/25/16	1,095,000	1,094,035

Fifth Third Bank/Ohio
0.424% 05/17/13 (05/17/11) (b)(c)	2,685,000	2,639,460

HSBC USA, Inc.
5.000% 09/27/20	17,125,000	16,814,866

ING Bank NV
4.000% 03/15/16 (a)	9,965,000	9,951,079

See Accompanying Notes to Financial Statements.

Columbia Intermediate Bond Fund

March 31, 2011

Corporate Fixed-Income Bonds & Notes (continued)

	Par ($)	Value ($)
Financials (continued)
JPMorgan Chase & Co.
7.900% 04/29/49 (04/30/18) (b)(c)	5,100,000	5,579,961
JPMorgan Chase Capital XVII
5.850% 08/01/35	5,245,000	5,061,341

JPMorgan Chase Capital XX
6.550% 09/15/66	3,760,000	3,821,641

JPMorgan Chase Capital XXIII
1.313% 05/15/77 (05/16/11) (b)(c)	2,385,000	1,974,076

JPMorgan Chase Capital XXV
6.800% 10/01/37	19,800,000	19,901,653

Lloyds Banking Group PLC
6.267% 12/31/49 (a)	8,080,000	6,524,600
6.657% 01/29/49 (a)	5,799,000	4,639,200

Lloyds TSB Bank PLC
4.375% 01/12/15 (a)	3,085,000	3,142,143

Marshall & IIsley Bank
5.300% 09/08/11	2,347,000	2,359,352

Merrill Lynch & Co., Inc.
5.000% 02/03/14	785,000	835,658
5.700% 05/02/17 (g)	4,805,000	4,986,547
6.150% 04/25/13	2,035,000	2,192,141

National City Bank of Cleveland
6.200% 12/15/11	1,995,000	2,070,206

National City Corp.
6.875% 05/15/19	2,545,000	2,905,364

National City Preferred Capital Trust I
12.000% 12/29/49 (12/10/12) (b)(c)	6,525,000	7,400,786

Northern Trust Co.
6.500% 08/15/18	5,485,000	6,317,387

Northern Trust Corp.
5.500% 08/15/13	615,000	673,341

PNC Funding Corp.
3.625% 02/08/15	3,155,000	3,261,787
5.125% 02/08/20	4,695,000	4,941,826

Santander U.S. Debt SA Unipersonal
3.724% 01/20/15 (a)	4,100,000	3,964,905
3.781% 10/07/15 (a)	7,425,000	7,134,967

State Street Corp.
2.875% 03/07/16	3,975,000	3,948,765
4.956% 03/15/18	23,600,000	24,318,856

	Par ($)	Value ($)
U.S. Bancorp
3.442% 02/01/16	28,105,000	28,019,926

USB Capital XIII Trust
6.625% 12/15/39	21,140,000	22,130,832

Wachovia Capital Trust III
5.570% 03/29/49 (06/15/11) (b)(c)	1,640,000	1,504,700

Wachovia Corp.
5.750% 02/01/18	940,000	1,035,547

Wells Fargo & Co.
3.676% 06/15/16	29,740,000	29,915,763

Wells Fargo Capital X
5.950% 12/01/86	17,675,000	17,403,706

Banks Total		389,030,499

Diversified Financial Services – 2.0%
Ally Financial, Inc.
8.000% 03/15/20	2,164,000	2,356,055

E*Trade Financial Corp.
7.875% 12/01/15	369,000	373,613
12.500% 11/30/17	463,000	552,128

Eaton Vance Corp.
6.500% 10/02/17	5,790,000	6,558,211

ERAC USA Finance LLC
2.750% 07/01/13 (a)	6,420,000	6,523,837
5.250% 10/01/20 (a)	4,960,000	5,108,808

Ford Motor Credit Co., LLC
5.750% 02/01/21	995,000	982,561
7.500% 08/01/12	3,470,000	3,699,943

General Electric Capital Corp.
4.375% 09/16/20	7,005,000	6,807,459
4.625% 01/07/21	8,971,000	8,834,838

HSBC Finance Capital Trust IX
5.911% 11/30/35 (b)	10,668,000	10,214,610

International Lease Finance Corp.
8.250% 12/15/20	445,000	487,831
9.000% 03/15/17 (a)	585,000	658,125

Lehman Brothers Holdings, Inc.
5.625% 01/24/13 (h)	30,750,000	7,995,000
6.875% 05/02/18 (h)	2,345,000	615,562

PF Export Receivables Master Trust
3.748% 06/01/13 (a)	937,625	937,442

See Accompanying Notes to Financial Statements.

Columbia Intermediate Bond Fund

March 31, 2011

Corporate Fixed-Income Bonds & Notes (continued)

	Par ($)	Value ($)
Financials (continued)
SLM Corp.
6.250% 01/25/16	369,000	384,682
8.000% 03/25/20	200,000	218,000

Springleaf Finance Corp.
6.900% 12/15/17	736,000	673,440

Diversified Financial Services Total		63,982,145

Insurance – 4.5%
Berkshire Hathaway Finance Corp.
4.850% 01/15/15	3,610,000	3,938,546

CNA Financial Corp.
5.750% 08/15/21	4,565,000	4,673,720
5.850% 12/15/14	2,162,000	2,330,986
7.350% 11/15/19	4,238,000	4,786,334

ING Groep NV
5.775% 12/29/49 (12/08/15) (b)(c)	23,420,000	21,663,500

Liberty Mutual Group, Inc.
7.500% 08/15/36 (a)	9,660,000	10,336,200
10.750% 06/15/88 (06/15/58) (a)(b)(c)	8,310,000	10,803,000

Lincoln National Corp.
8.750% 07/01/19	655,000	829,400

MetLife Capital Trust X
9.250% 04/08/68 (04/08/38) (a)(b)(c)	7,085,000	8,555,138

MetLife, Inc.
10.750% 08/01/69	14,265,000	19,685,700

OneBeacon U.S. Holdings, Inc.
5.875% 05/15/13	5,525,000	5,939,375

Provident Companies, Inc.
7.000% 07/15/18	320,000	354,007

Prudential Financial, Inc.
4.750% 06/13/15	2,570,000	2,724,670
8.875% 06/15/68 (06/15/18) (b)(c)	16,625,000	19,617,500

Transatlantic Holdings, Inc.
8.000% 11/30/39	16,520,000	17,348,148

Unum Group
7.125% 09/30/16	4,850,000	5,467,570

Insurance Total		139,053,794

	Par ($)	Value ($)
Investment Companies – 0.0%
Offshore Group Investments Ltd.
11.500% 08/01/15	906,000	1,005,660

Investment Companies Total		1,005,660

Real Estate Investment Trusts (REITs) – 1.1%
Boston Properties LP
4.125% 05/15/21	16,220,000	15,426,956

Brandywine Operating Partnership LP
7.500% 05/15/15	3,945,000	4,457,057
Duke Realty LP
7.375% 02/15/15	3,170,000	3,598,102
8.250% 08/15/19	6,245,200	7,499,973

Highwoods Properties, Inc.
5.850% 03/15/17	1,975,000	2,101,927

Real Estate Investment Trusts (REITs) Total		33,084,015

Savings & Loans – 0.0%
Washington Mutual Bank
5.125% 01/15/15 (h)	27,379,000	34,224

Washington Mutual Preferred Funding Delaware
6.534% 03/29/49 (a)(h)	2,725,000	54,500

Savings & Loans Total		88,724

Financials Total		626,244,837

Industrials – 1.6%
Aerospace & Defense – 0.6%
Acquisition Co. Lanza Parent
10.000% 06/01/17 (a)	566,000	625,430

ADS Tactical, Inc.
11.000% 04/01/18 (a)	800,000	820,000

Embraer Overseas Ltd.
6.375% 01/15/20	6,405,000	6,885,375

Kratos Defense & Security Solutions, Inc.
10.000% 06/01/17	610,000	672,525

L-3 Communications Corp.
4.950% 02/15/21	6,615,000	6,653,599

Raytheon Co.
7.200% 08/15/27	2,055,000	2,550,374

Systems 2001 Asset Trust
6.664% 09/15/13 (a)	1,144,813	1,251,074

TransDigm, Inc.
7.750% 12/15/18 (a)	558,000	599,152

Aerospace & Defense Total		20,057,529

See Accompanying Notes to Financial Statements.

Columbia Intermediate Bond Fund

March 31, 2011

Corporate Fixed-Income Bonds & Notes (continued)

	Par ($)	Value ($)
Industrials (continued)
Air Transportation – 0.1%
Air 2 US
8.027% 10/01/19 (a)	1,478,403	1,522,755

Air Transportation Total		1,522,755

Building Materials – 0.0%
Associated Materials LLC
9.125% 11/01/17 (a)	68,000	72,250
Euramax International, Inc.
9.500% 04/01/16 (a)	340,000	344,250

Gibraltar Industries, Inc.
8.000% 12/01/15	360,000	368,100

Interline Brands, Inc.
7.000% 11/15/18	261,000	267,525

Nortek, Inc.
11.000% 12/01/13	310,622	328,483

Building Materials Total		1,380,608

Electrical Components & Equipment – 0.0%
WireCo WorldGroup
9.500% 05/15/17 (a)	519,000	552,735

Electrical Components & Equipment Total		552,735

Environmental Control – 0.0%
Clean Harbors, Inc.
7.625% 08/15/16 (a)	135,000	143,269

Darling International, Inc.
8.500% 12/15/18 (a)	110,000	119,625

Environmental Control Total		262,894

Machinery-Diversified – 0.1%
Case New Holland, Inc.
7.875% 12/01/17 (a)	704,000	781,440

Columbus McKinnon Corp.
7.875% 02/01/19 (a)	185,000	191,475

CPM Holdings, Inc.
10.875% 09/01/14 (a)	569,000	614,520

Manitowoc Co., Inc.
8.500% 11/01/20	645,000	691,762

Machinery-Diversified Total		2,279,197

Miscellaneous Manufacturing – 0.2%
Ingersoll-Rand Global Holding Co., Ltd.
9.500% 04/15/14	2,310,000	2,772,423

Polypore International, Inc.
7.500% 11/15/17 (a)	550,000	577,500

SPX Corp.
6.875% 09/01/17 (a)	296,000	318,200

	Par ($)	Value ($)
Tyco International Ltd./Tyco International Finance SA
6.875% 01/15/21	2,070,000	2,472,648

Miscellaneous Manufacturing Total		6,140,771

Packaging & Containers – 0.0%
Ardagh Packaging Finance PLC
9.125% 10/15/20 (a)	260,000	281,450

Graphic Packaging International, Inc.
7.875% 10/01/18	132,000	141,240
9.500% 06/15/17	838,000	930,180

Packaging & Containers Total		1,352,870

Shipbuilding – 0.0%
Huntington Ingalls Industries, Inc.
6.875% 03/15/18 (a)	260,000	271,375
7.125% 03/15/21 (a)	353,000	368,003

Shipbuilding Total		639,378

Transportation – 0.6%
AMGH Merger Sub, Inc.
9.250% 11/01/18 (a)	159,000	170,527

BNSF Funding Trust I
6.613% 12/15/55 (01/15/26) (b)(c)	10,186,000	10,580,707

Burlington Northern Santa Fe LLC
7.950% 08/15/30	1,535,000	1,949,352

Union Pacific Corp.
5.700% 08/15/18	3,935,000	4,405,827

Transportation Total		17,106,413

Industrials Total		51,295,150

Information Technology – 0.1%
IT Services – 0.1%
First Data Corp.
7.375% 06/15/19 (a)(e)	148,000	151,145
8.875% 08/15/20 (a)	465,000	510,338
9.875% 09/24/15	352,000	360,800
12.625% 01/15/21 (a)	875,000	949,375
PIK,
10.550% 09/24/15	14,738	14,427

IT Services Total		1,986,085

Information Technology Total		1,986,085

Technology – 0.5%
Computers – 0.0%
CDW Escrow Corp.
8.500% 04/01/19 (a)	335,000	335,419

Computers Total		335,419

See Accompanying Notes to Financial Statements.

Columbia Intermediate Bond Fund

March 31, 2011

Corporate Fixed-Income Bonds & Notes (continued)

	Par ($)	Value ($)
Technology (continued)
Networking Products – 0.1%
Cisco Systems, Inc.
5.900% 02/15/39	4,200,000	4,358,193

Networking Products Total		4,358,193

Semiconductors – 0.1%
Amkor Technology, Inc.
7.375% 05/01/18	105,000	108,675
9.250% 06/01/16	425,000	445,719

Freescale Semiconductor, Inc.
9.250% 04/15/18 (a)	400,000	438,000

NXP BV/NXP Funding LLC
9.750% 08/01/18 (a)	549,000	618,311

Semiconductors Total		1,610,705

Software – 0.3%
Oracle Corp.
4.950% 04/15/13	1,615,000	1,739,785
6.500% 04/15/38	5,140,000	5,764,777

Sungard Data Systems, Inc.
7.375% 11/15/18 (a)	589,000	602,252

Software Total		8,106,814

Technology Total		14,411,131

Utilities – 4. 8%
Electric – 4.4%
Alabama Power Co.
5.500% 03/15/41	24,503,000	24,798,139

American Electric Power Co., Inc.
5.250% 06/01/15	4,818,000	5,222,495

Calpine Corp.
7.500% 02/15/21 (a)	920,000	953,350

CMS Energy Corp.
4.250% 09/30/15	4,945,000	4,963,544

Commonwealth Edison Co.
5.900% 03/15/36	3,570,000	3,636,527
5.950% 08/15/16	7,140,000	8,013,579
6.150% 09/15/17	500,000	559,591
6.950% 07/15/18	5,220,000	5,765,761

Consolidated Edison Co. of New York, Inc.
6.750% 04/01/38	4,845,000	5,716,010

DTE Energy Co.
7.625% 05/15/14	4,720,000	5,422,572

Edison Mission Energy
7.000% 05/15/17	477,000	382,793

	Par ($)	Value ($)
Energy Future Holdings Corp.
10.000% 01/15/20	430,000	455,660

Energy Future Intermediate Holding Co., LLC/EFIH Finance, Inc.
10.000% 12/01/20	40,000	42,387

Exelon Generation Co., LLC
6.200% 10/01/17	2,790,000	3,090,536

FPL Energy American Wind LLC
6.639% 06/20/23 (a)	2,465,293	2,491,820

FPL Energy National Wind LLC
5.608% 03/10/24 (a)	912,851	909,245

GenOn Energy, Inc.
9.500% 10/15/18 (a)	305,000	317,963

Georgia Power Co.
4.750% 09/01/40	8,975,000	8,037,274

Hydro Quebec
8.500% 12/01/29	1,510,000	2,155,943

Ipalco Enterprises, Inc.
7.250% 04/01/16 (a)	850,000	920,125

MidAmerican Energy Holdings Co.
5.000% 02/15/14	2,660,000	2,856,867
5.875% 10/01/12	1,415,000	1,511,128

Nevada Power Co.
5.375% 09/15/40	1,450,000	1,389,021

Niagara Mohawk Power Corp.
4.881% 08/15/19 (a)	7,495,000	7,876,203

Nisource Finance Corp.
6.250% 12/15/40	4,260,000	4,349,251

NRG Energy, Inc.
7.375% 01/15/17	1,219,000	1,270,807

Oglethorpe Power Corp.
6.974% 06/30/11	166,000	166,287

Oncor Electric Delivery Co., LLC
5.250% 09/30/40 (a)	8,545,000	7,830,809
5.950% 09/01/13	6,745,000	7,358,390

Southern California Edison Co.
4.500% 09/01/40	10,310,000	9,007,280
5.000% 01/15/16	3,605,000	3,943,538

Southern Co.
4.150% 05/15/14	2,885,000	3,052,238

Tenaska Alabama II Partners LP
6.125% 03/30/23 (a)	2,727,249	2,769,249

See Accompanying Notes to Financial Statements.

Columbia Intermediate Bond Fund

March 31, 2011

Corporate Fixed-Income Bonds & Notes (continued)

	Par ($)	Value ($)
Utilities (continued)
Windsor Financing LLC
5.881% 07/15/17 (a)	1,050,001	937,819

Electric Total		138,174,201

Gas – 0.4%
Atmos Energy Corp.
6.350% 06/15/17	3,915,000	4,362,621

Centerpoint Energy, Inc.
5.950% 02/01/17	295,000	321,066

Nakilat, Inc.
6.067% 12/31/33 (a)	4,795,000	4,771,025

Sempra Energy
6.500% 06/01/16	3,130,000	3,572,266

Gas Total		13,026,978

Utilities Total		151,201,179

Total Corporate Fixed-Income Bonds & Notes (cost of $1,349,250,357)		1,376,129,879

Commercial Mortgage-Backed Securities – 18.6%
Bear Stearns Commercial Mortgage Securities
4.740% 03/13/40	640,000	668,720
4.871% 09/11/42	18,515,000	19,611,512
5.200% 01/12/41 (04/01/11) (b)(c)	6,136,000	6,543,078
5.201% 12/11/38	8,025,000	8,462,799
5.698% 09/11/38 (04/01/11) (b)(c)	482,000	513,404
5.700% 06/13/50	16,660,000	17,758,477
5.723% 09/11/38 (04/01/11) (b)(c)	1,290,000	1,415,010
5.742% 09/11/42 (04/01/11) (b)(c)	16,570,000	17,990,770

Citigroup Commercial Mortgage Trust
5.413% 10/15/49	5,750,000	6,091,403

Citigroup/Deutsche Bank Commercial Mortgage Trust
5.322% 12/11/49	18,000,000	18,563,841

Credit Suisse First Boston Mortgage Securities Corp.
4.801% 03/15/36	15,000,000	15,660,488

Credit Suisse Mortgage Capital Certificates
5.825% 06/15/38 (04/01/11) (b)(c)	27,666,000	29,938,731

GE Capital Commercial Mortgage Corp.
4.819% 01/10/38	5,110,000	5,337,412

	Par ($)	Value ($)
GMAC Commercial Mortgage Securities, Inc.
1.052% 07/15/29 (04/01/11) (b)(c)	6,495,739	233,994
5.023% 04/10/40	10,600,000	11,277,733
5.472% 05/10/40 (04/01/11) (b)(c)	12,745,000	13,619,075

Greenwich Capital Commercial Funding Corp.
4.533% 01/05/36	729,635	743,571
4.799% 08/10/42 (04/01/11) (b)(c)	6,960,000	7,342,604
5.317% 06/10/36 (04/01/11) (b)(c)	4,216,000	4,513,452

GS Mortgage Securities Corp. II
4.753% 03/10/44	6,850,000	6,898,246
5.162% 12/10/43 (04/01/11) (a)(b)(c)	14,670,000	15,233,871
5.560% 11/10/39	10,000,000	10,755,417

JPMorgan Chase Commercial Mortgage Securities Corp.
4.070% 11/15/43 (a)	6,555,000	6,301,692
4.717% 02/15/46 (a)	4,900,000	4,917,176
4.985% 01/12/37	15,000,000	15,759,466
4.999% 10/15/42 (04/01/11) (b)(c)	3,550,000	3,656,178
5.440% 06/12/47	21,825,000	23,014,120
5.738% 02/12/49 (04/01/11) (b)(c)	14,950,000	16,010,260
I.O.,
0.184% 10/15/42 (04/01/11) (b)(c)	182,366,564	641,146

LB-UBS Commercial Mortgage Trust
5.020% 08/15/29 (04/11/11) (b)(c)	14,958,000	15,909,109
5.084% 02/15/31	5,145,068	5,146,412
5.430% 02/15/40	12,085,000	12,734,209
5.866% 09/15/45 (04/11/11) (b)(c)	10,520,000	11,283,315

Merrill Lynch Mortgage Investors, Inc.
I.O.,
0.276% 12/15/30 (04/01/11) (b)(c)	18,968,400	234,533

Merrill Lynch Mortgage Trust
4.747% 06/12/43 (04/01/11) (b)(c)	6,450,000	6,830,775

Morgan Stanley Capital I
4.660% 09/13/45	29,680,000	31,324,204
4.970% 12/15/41	9,194,000	9,758,901
5.033% 09/15/47 (04/01/11) (a)(b)(c)	10,190,000	10,562,088

See Accompanying Notes to Financial Statements.

Columbia Intermediate Bond Fund

March 31, 2011

Commercial Mortgage-Backed Securities (continued)

	Par ($)	Value ($)
Morgan Stanley Dean Witter Capital I
4.180% 03/12/35	4,397,279	4,507,167
4.920% 03/12/35	7,025,000	7,379,157
5.080% 09/15/37	5,755,000	5,988,353
5.980% 01/15/39	1,408,529	1,456,543

Structured Asset Securities Corp.
I.O.,
2.092% 02/25/28 (04/01/11) (b)(c)	1,622,178	76

Wachovia Bank Commercial Mortgage Trust
3.989% 06/15/35	11,930,000	12,320,533
5.012% 12/15/35 (b)	13,073,000	13,867,740
5.037% 03/15/42	10,007,027	10,423,024
5.077% 10/15/35 (04/01/11) (a)(b)(c)	10,000,000	10,659,993
5.083% 03/15/42 (04/01/11) (b)(c)	9,575,000	10,169,241
5.179% 07/15/42 (04/01/11) (b)(c)	9,280,000	9,762,685
5.209% 10/15/44 (04/01/11) (b)(c)	12,870,000	13,836,303
5.270% 12/15/44 (04/01/11) (b)(c)	11,205,000	12,051,152
5.308% 07/15/41 (04/01/11) (b)(c)	20,000,000	21,469,502
5.320% 12/15/44 (04/01/11) (b)(c)	13,135,000	13,811,371
5.418% 01/15/45 (04/01/11) (b)(c)	9,000,000	9,663,894
6.413% 04/15/34	5,000,000	5,197,992
I.O.,
0.248% 03/15/42 (04/01/11) (a)(b)(c)	616,245,350	1,740,708

Wells Fargo Commercial Mortgage Trust
4.393% 11/15/43 (a)	19,490,000	19,305,151

WF-RBS Commercial Mortgage Trust
4.869% 02/15/44 (a)(b)	4,015,000	4,107,378

Total Commercial Mortgage-Backed Securities (cost of $554,860,866)		580,975,155

Government & Agency Obligations – 15.7%

Foreign Government Obligations – 0.4%
Province of Quebec
5.125% 11/14/16	3,060,000	3,409,813

Republic of Italy
5.375% 06/12/17	6,765,000	7,193,285

	Par ($)	Value ($)
Svensk Exportkredit AB
5.125% 03/01/17	310,000	342,908

Foreign Government Obligations Total		10,946,006

U.S. Government Obligations – 15.3%
U.S. Treasury Bills
(i) 04/14/11	50,000,000	49,999,007
(i) 08/25/11	3,000,000	2,998,299

U.S. Treasury Bonds
4.250% 11/15/40	29,782,000	28,483,683

U.S. Treasury Notes
2.000% 01/31/16	99,943,000	99,216,814
2.125% 02/29/16	2,680,000	2,671,625
2.500% 06/30/17	9,800,000	9,695,875
2.625% 08/15/20 (j)	10,861,200	10,189,163
2.625% 11/15/20	89,105,000	83,146,103
3.250% 07/31/16	1,525,000	1,593,982
3.625% 02/15/21	4,505,000	4,569,057

U.S. Treasury STRIPS
(i) 11/15/21	242,485,000	161,821,880
(i) 02/15/40	60,250,000	15,167,215
(i) 05/15/39 (j)	27,965,000	7,306,695

U.S. Government Obligations Total		476,859,398

Total Government & Agency Obligations (cost of $500,565,506)		487,805,404

Mortgage-Backed Securities – 15.1%
Federal Home Loan Mortgage Corp.
5.586% 08/01/37 (04/01/11) (b)(c)	3,757,779	4,003,442
6.000% 05/01/17	32,661	35,519
6.000% 02/01/39	2,783,891	3,027,865
8.500% 11/01/26	122,060	146,031
12.000% 07/01/20	25,222	28,084
TBA,
5.500% 12/01/40 (e)	37,000,000	39,462,794

Federal National Mortgage Association
2.574% 08/01/36 (04/01/11) (b)(c)	29,295	29,669
4.000% 12/01/40	35,526,021	35,006,518
4.000% 02/01/41	45,415,618	44,751,499
4.500% 04/01/40	2,809,194	2,870,723
4.500% 06/01/40	20,030,062	20,449,993
4.500% 07/01/40	15,409,367	15,732,424
5.000% 08/01/40	54,676,406	57,302,685
5.500% 06/01/35	9,364,733	10,063,645
5.500% 07/01/35	16,812,065	18,103,565
5.500% 01/01/38	11,180,160	11,983,117

See Accompanying Notes to Financial Statements.

Columbia Intermediate Bond Fund

March 31, 2011

Mortgage-Backed Securities (continued)

	Par ($)	Value ($)
5.500% 07/01/39	26,253,808	28,260,713
5.500% 01/01/40	11,338,373	12,138,520
5.500% 08/01/40	9,465,698	10,133,691
5.736% 07/01/37 (04/01/11) (b)(c)	428,499	461,379
5.861% 07/01/32 (04/01/11) (b)(c)	159,572	169,187
5.965% 06/01/32 (04/01/11) (b)(c)	11,553	12,243
6.000% 01/01/14	76,785	83,623
6.000% 02/01/37	18,664,390	20,434,248
6.000% 05/01/37	9,051,806	9,862,059
6.000% 03/01/38	29,928,739	32,598,394
6.000% 05/01/38	1,550,080	1,688,348
6.000% 08/01/38	27,843,917	30,327,604
6.000% 12/01/38	7,067,895	7,716,024
6.500% 10/01/28	363,280	410,954
6.500% 12/01/31	410,593	464,476
6.500% 08/01/36	6,992,814	7,862,416
7.000% 10/01/11	5,995	6,111
10.000% 09/01/18	39,112	44,432

Government National Mortgage Association
2.625% 07/20/25 (04/01/11) (b)(c)	46,593	48,109
4.500% 09/15/40	28,229,195	29,174,578
4.500% 03/15/41 (e)	13,229,345	13,672,396
7.000% 01/15/30	586,500	678,056
7.500% 12/15/23	524,665	609,393
7.500% 07/20/28	236,012	273,439
8.000% 05/15/17	5,971	6,805
8.500% 02/15/25	65,465	77,769
9.000% 06/15/16	610	616
9.000% 08/15/16	1,248	1,410
9.000% 10/15/16	2,438	2,755

Total Mortgage-Backed Securities (cost of $468,554,772)		470,217,321

Asset-Backed Securities – 4.0%
Ally Auto Receivables Trust
1.450% 05/15/14	1,500,000	1,511,690

Bay View Auto Trust
5.310% 06/25/14	1,398,041	1,402,153

BMW Vehicle Lease Trust
0.820% 04/15/13	7,700,000	7,702,764

Bombardier Capital Mortgage Securitization Corp.
6.230% 04/15/28	65,394	63,327

Chrysler Financial Auto Securitization Trust
6.250% 05/08/14 (a)	12,582,000	13,074,097

	Par ($)	Value ($)
Citibank Credit Card Issuance Trust
6.300% 06/20/14	745,000	787,149
6.950% 02/18/14	2,585,000	2,707,230

Citicorp Residential Mortgage Securities, Inc.
5.775% 09/25/36 (04/01/11) (b)(c)	4,000,000	3,942,852
5.892% 03/25/37 (04/01/11) (b)(c)	11,000,000	10,584,629
5.977% 06/25/37 (04/01/11) (b)(c)	570,548	573,260
6.080% 06/25/37 (04/01/11) (b)(c)	11,000,000	10,859,145

Citigroup Mortgage Loan Trust, Inc.
5.517% 08/25/35 (04/01/11) (b)(c)	3,775,000	374,665
5.598% 03/25/36 (04/01/11) (b)(c)	1,560,232	1,180,016
5.666% 08/25/35 (04/01/11) (b)(c)	2,330,000	67,810

Contimortgage Home Equity Trust
6.880% 01/15/28	73,784	65,733

Countrywide Asset-Backed Certificates
0.360% 06/25/21 (04/25/11) (b)(c)	147,593	143,669
5.779% 05/25/37 (04/01/11) (b)(c)	3,282,664	2,529,894
5.813% 05/25/37 (04/01/11) (b)(c)	5,772,154	4,063,169

Daimler Chrysler Auto Trust
5.280% 03/08/13	3,708,626	3,784,550

Discover Card Master Trust
1.555% 12/15/14 (04/15/11) (b)(c)	2,865,000	2,903,606

First Alliance Mortgage Loan Trust
7.625% 07/25/25	521,308	471,460

Ford Credit Auto Lease Trust
0.910% 07/15/13 (a)	4,940,000	4,935,936

Ford Credit Auto Owner Trust
4.050% 10/15/16	7,000,000	7,186,850
4.950% 03/15/13	3,500,000	3,591,209

Franklin Auto Trust
5.360% 05/20/16	6,866,434	6,983,224
7.160% 05/20/16 (a)	5,655,000	6,018,546

Green Tree Financial Corp.
6.870% 01/15/29	866,689	923,357

See Accompanying Notes to Financial Statements.

Columbia Intermediate Bond Fund

March 31, 2011

Asset-Backed Securities (continued)

	Par ($)	Value ($)
Harley-Davidson Motorcycle Trust
5.540% 04/15/15	4,600,000	4,695,974

IMC Home Equity Loan Trust
7.500% 04/25/26	26,706	26,795

JPMorgan Auto Receivables Trust
5.610% 12/15/14 (a)	669,982	670,139

Renaissance Home Equity Loan Trust
5.355% 11/25/35 (04/01/11) (b)(c)	4,750,000	1,496,720

SACO I, Inc.
0.450% 04/25/35 (04/25/11) (a)(b)(c)	291,667	121,136

Small Business Administration Participation Certificates
4.570% 06/01/25	2,623,263	2,752,848
5.390% 12/01/25	679,103	727,817
5.570% 03/01/26	2,422,892	2,598,138
5.780% 08/01/27	4,007,400	4,265,999

Wachovia Auto Loan Owner Trust
5.650% 02/20/13	8,000,000	8,036,059

Total Asset-Backed Securities (cost of $134,612,068)		123,823,615

Municipal Bonds – 2.4%

California – 0.8%
CA Educational Facilities Authority University of Southern California,
Series 2009 A,
5.250% 10/01/38	4,510,000	4,551,717

CA Los Angeles Unified School District
Series 2009,
5.750% 07/01/34	9,955,000	9,400,208

CA State
Series 2010,
3.950% 11/01/15	11,165,000	11,153,612

California Total		25,105,537

Illinois – 0.1%
IL Chicago
Series 2010 B,
6.742% 11/01/40	1,655,000	1,691,807

Illinois Total		1,691,807

	Par ($)	Value ($)
Kentucky – 0.6%
KY Asset Liability Commission
Series 2010,
3.165% 04/01/18	19,460,000	18,883,400

Kentucky Total		18,883,400

Massachusetts – 0.6%
MA State
Series 2010:
5.631% 06/01/30	5,635,000	5,864,232
5.731% 06/01/40	11,410,000	11,722,520

Massachusetts Total		17,586,752

New York – 0.3%
NY Triborough Bridge & Tunnel Authority
Series 2008 C,
5.000% 11/15/38	5,080,000	4,917,186

NY New York City Municipal Water Finance Authority
Series 2005 D,
5.000% 06/15/39	5,585,000	5,380,254

New York Total		10,297,440

Total Municipal Bonds (cost of $73,977,413)		73,564,936

	Shares

Preferred Stocks – 1.0%

Communications – 0.0%
Media – 0.0%
CMP Susquehanna Radio Holdings Corp., Series A (a)(d)(k)	15,205	152

Media Total		152

Communications Total		152

Financials – 1.0%
Diversified Financial Services – 1.0%
Citigroup Capital XIII	1,153,545	31,607,133

Diversified Financial Services Total		31,607,133

Financials Total		31,607,133

Total Preferred Stocks (cost of $30,228,549)		31,607,285

Columbia Intermediate Bond Fund

March 31, 2011

Collateralized Mortgage Obligations – 0.4%

	Par ($)	Value ($)
Agency – 0.0%
Federal National Mortgage Association REMICS
9.250% 03/25/18	44,991	50,354

Agency Total		50,354

Non-Agency – 0.4%
American Mortgage Trust
8.445% 09/27/22 (d)	6,993	4,240

Countrywide Alternative Loan Trust
5.500% 09/25/35	6,044,860	49,344

GSMPS Mortgage Loan Trust
7.750% 09/19/27 (a)(b)	511,259	517,053

Morgan Stanley Mortgage Loan Trust
0.470% 02/25/47 (04/25/11) (b)(c)	7,463,033	1,353,063

Nomura Asset Acceptance Corp.
5.957% 03/25/47 (04/01/11) (b)(c)	1,357,552	1,145,186
6.138% 03/25/47 (04/01/11) (b)(c)	8,597,829	7,251,693

Sequoia Mortgage Trust
1.134% 07/20/34 (04/20/11) (b)(c)	1,969,112	672,111

Non-Agency Total		10,992,690

Total Collateralized Mortgage Obligations (cost of $25,544,805)		11,043,044

Common Stocks – 0.0%
	Shares
Consumer Discretionary – 0.0%
Hotels, Restaurants & Leisure – 0.0%
Six Flags Entertainment Corp.	9,063	652,534

Hotels, Restaurants & Leisure Total		652,534

Consumer Discretionary Total		652,534

Industrials – 0.0%
Airlines – 0.0%
United Continental Holdings, Inc. (k)	1,493	34,324

Airlines Total		34,324

Industrials Total		34,324

Total Common Stocks (cost of $320,145)		686,858

Warrants – 0.0%

	Units	Value ($)
Financials – 0.0%
CMP Susquehanna Radio Holdings Corp. Expires 03/23/19 (a)(d)(k)	17,375	174

Financials Total		174

Total Warrants (cost of $174)		174

Short-Term Obligation – 0.0%
	Par ($)
Repurchase agreement with Fixed Income Clearing Corp., dated 03/31/11, due 04/01/11 at 0.070%, collateralized by a U.S. Government Agency obligation maturing 08/05/15, market value $1,370,119 (repurchase proceeds $1,343,003)	1,343,000	1,343,000

Total Short-Term Obligation (cost of $1,343,000)		1,343,000

Total Investments – 101.4% (cost of $3,139,257,655) (m)		3,157,196,671

Other Assets & Liabilities, Net – (1.4)%		(42,084,752)

Net Assets – 100.0%		3,115,111,919

Notes to Investment Portfolio:

(a)	Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At March 31, 2011, these securities, which are not illiquid, except for the following, amounted to $384,738,966, which represents 12.4% of net assets.

Security	Acquisition Date	Par/ Shares/ Units	Cost	Value
CMP Susquehanna Radio Holdings Corp., Series A	03/26/09	15,205	$152	$152
CNB Capital Trust I Expires 03/23/19	03/26/09	17,375	174	174
Six Flags, Inc. 9.625% 06/01/14	05/07/10	$458,000	—	—
Systems 2001 Asset Trust 6.664% 09/15/13	06/04/01	$1,144,813	$1,144,813	$1,251,074
Wind Acquisition Finance SA 11.750% 07/15/17	03/04/11	$1,466,000	—	2,932

				$1,254,332

(b)	The interest rate shown on floating rate or variable rate securities reflects the rate at March 31, 2011.

(c)	Parenthetical date represents the next interest rate reset date for the security.

See Accompanying Notes to Financial Statements.

Columbia Intermediate Bond Fund

March 31, 2011

(d)	Represents fair value as determined in good faith under procedures approved by the Board of Trustees. At March 31, 2011, the value of these securities amounted to $45,848, which represents less than 0.1% of net assets.

(e)	Security purchased on a delayed delivery basis.

(f)	Security has no value.

(g)	Investments in affiliates during the year ended March 31, 2011:

Affiliate	Value, beginning of period	Purchases	Sales Proceeds	Interest Income	Value, end of period
Merrill Lynch & Co., Inc. 5.700% 05/02/17	$6,898,325	$—	$2,069,688	$29,695	$—
Merrill Lynch & Co., Inc. 6.050% 08/15/12	1,602,008	—	—	7,562	—
Merrill Lynch & Co., Inc. 7.750% 05/14/38	5,719,710	—	—	33,325	—

Total	$14,220,043	$—	$2,069,688	$70,582	$—

As of May 1, 2010, this company was no longer an affiliate of the Fund. The above table reflects activity for the period from April 1, 2010 through April 30, 2010.

(h)	The issuer has filed for bankruptcy protection under Chapter 11, and is in default of certain debt covenants. Income is not being accrued. At March 31, 2011, the value of these securities amounted to $8,699,286, which represents 0.3% of net assets.

(i)	Zero coupon bond.

(j)	A portion of these securities with market values of $5,641,165 are pledged as collateral for open futures contracts.

(k)	Non-income producing security.

(l)	Position reflects anticipated residual bankruptcy claims. Income is not being accrued.

(m)	Cost for federal income tax purposes is $3,146,253,550

Generally accepted accounting principles (GAAP) require disclosure regarding the inputs and valuation techniques used to measure fair value and any changes in valuation inputs or techniques. In addition, investments shall be disclosed by major category.

The Fund categorizes its fair value measurements according to a three-level hierarchy that maximizes the use of observable inputs and minimizes the use of unobservable inputs by prioritizing that the most observable input be used when available. Observable inputs are those that market participants would use in pricing an investment based on market data obtained from sources independent of the reporting entity. Unobservable inputs are those that reflect the Fund’s assumptions about the information market participants would use in pricing an investment. An investment’s level within the fair value hierarchy is based on the lowest level of any input that is deemed significant to the asset or liability’s fair value measurement. The input levels are not necessarily an indication of the risk or liquidity associated with investments at that level. For example, certain U.S. government securities are generally high quality and liquid, however, they are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market.

Fair value inputs are summarized in the three broad levels listed below:

•

Level 1 — Valuations based on quoted prices for investments in active markets that the Fund has the ability to access at the measurement date (including NAV for open-end mutual funds). Valuation adjustments are not applied to Level 1 investments.

•	Level 2 — Valuations based on other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.).

•	Level 3 — Valuations based on significant unobservable inputs (including the Fund’s own assumptions and judgment in determining the fair value of investments).

Inputs that are used in determining fair value of an investment may include price information, credit data, volatility statistics, and other factors. These inputs can be either observable or unobservable. The availability of observable inputs can vary between investments, and is affected by various factors such as the type of investment, and the volume and level of activity for that investment or similar investments in the marketplace. The inputs will be considered by the Investment Manager, along with any other relevant factors in the calculation of an investment’s fair value. The Fund uses prices and inputs that are current as of the measurement date, which may include periods of market dislocations. During these periods, the availability of prices and inputs may be reduced for many investments. This condition could cause an investment to be reclassified between the various levels within the hierarchy. Non-U.S. equity securities actively traded in foreign markets may be reflected in Level 2 despite the availability of closing prices, because the Fund evaluates and determines whether those closing prices reflect fair value at the close of the New York Stock Exchange (NYSE) or require adjustment, as described in Note 2 to the financial statements — Security Valuation.

Investments falling into the Level 3 category are primarily supported by quoted prices from brokers and dealers participating in the market for those investments. However, these may be classified as Level 3 investments due to lack of market transparency and corroboration to support these quoted prices. Additionally, valuation models may be used as the pricing source for any remaining investments classified as Level 3. These models rely on one or more significant unobservable inputs and/or significant assumptions by the Investment Manager. Inputs used in valuations may include, but are not limited to, financial statement analysis, capital account balances, discount rates and estimated cash flows, and comparable company data.

The following table is a summary of the inputs used to value the Fund’s investments as of March 31, 2011:

Description	Quoted Prices (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Corporate Fixed-Income Bonds & Notes
Basic Materials	$—	$76,940,101	$—	$76,940,101
Communications	—	148,267,428	41,282	148,308,710
Consumer Cyclical	—	52,800,431	5,291,305	58,091,736
Consumer Non-Cyclical	—	82,064,713	—	82,064,713
Energy	—	165,586,237	—	165,586,237
Financials	—	626,244,837	—	626,244,837
Industrials	—	49,772,395	1,522,755	51,295,150
Information Technology	—	1,986,085	—	1,986,085
Technology	—	14,411,131	—	14,411,131
Utilities	—	151,201,179	—	151,201,179

Total Corporate Fixed-Income Bonds & Notes	—	1,369,274,537	6,855,342	1,376,129,879

Total Commercial Mortgage-Backed Securities	—	580,975,155	—	580,975,155

Government & Agency Obligations
Foreign Government Obligations	—	10,946,006	—	10,946,006

See Accompanying Notes to Financial Statements.

Columbia Intermediate Bond Fund

March 31, 2011

Description	Quoted Prices (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
U.S. Government Obligations	476,859,398	—	—	476,859,398

Total Government & Agency Obligations	476,859,398	10,946,006	—	487,805,404

Total Mortgage-Backed Securities	—	470,217,321	—	470,217,321

Total Asset-Backed Securities	—	123,823,615	—	123,823,615

Total Municipal Bonds	—	73,564,936	—	73,564,936

Preferred Stocks
Communications	—	—	152	152
Energy	—	31,607,133	—	31,607,133

Total Preferred Stocks	—	31,607,133	152	31,607,285

Collateralized Mortgage Obligations
Agency	—	50,354	—	50,354
Non—Agency	—	10,988,450	4,240	10,992,690

Total Collateralized Mortgage Obligations	—	11,038,804	4,240	11,043,044

Total Common Stocks	686,858	—	—	686,858

Total Warrants	—	—	174	174

Total Short-Term Obligation	—	1,343,000	—	1,343,000

Total Investments	477,546,256	2,672,790,507	6,859,908	3,157,196,671

Unrealized Appreciation on Credit Default Swap Contracts	—	141,149	—	141,149

Description	Quoted Prices (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Unrealized Depreciation on Credit Default Swap Contracts	—	(101,914)	—	(101,914)
Unrealized Appreciation on Futures Contracts	778,589	—	—	778,589
Unrealized Depreciation on Futures Contracts	(356,692)	—	—	(356,692)

Total	$477,968,153	$2,672,829,742	$6,859,908	$3,157,657,803

The Fund’s assets assigned to the Level 2 input category are generally valued using the market approach, in which a security’s value is determined through its correlation to prices and information from market transactions for similar or identical assets.

Certain short-term obligations may be valued using amortized cost, an income approach which converts future cash flows to a present value based upon the discount or premium at purchase.

The Fund’s assets assigned to the Level 3 category are valued utilizing the valuation technique deemed the most appropriate in the circumstances. Certain Corporate Fixed Income Bonds & Notes, Preferred Stock, and Warrants classified as Level 3 are valued using a market approach. To determine fair value for these securities, management considered various factors which may have included, but were not limited to, trades of similar securities, estimated earnings of the respective company, market multiples derived from a set of comparable companies, and the position of the security within the respective company’s capital structure. Certain Corporate Fixed-Income Bonds & Notes classified as Level 3 securities are valued using the market approach and utilize single market quotations from broker dealers. Certain Collateralized Mortgage Obligations classified as Level 3 securities are valued using the market approach. To determine fair value for these securities, management considered various factors which may have included, but were not limited to, estimated cash flows of the securities and observed yields on securities management deemed comparable.

There were no significant transfers of financial assets between Levels 1 and 2 during the period.

The following table reconciles asset balances for the year ending March 31, 2011, in which significant unobservable inputs (Level 3) were used in determining value:

Investments in Securities	Balance as of March 31, 2010	Accrued Discounts (Premiums)	Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Purchases	Sales	Transfers into Level 3	Transfers out of Level 3	Balance as of March 31, 2011
Corporate Fixed-Income Bonds & Notes
Communications	$22,420	$713	$—	$(7,130)	$25,279	$—	$—	$—	$41,282
Consumer Cyclical	4,982,801	694	136,905	22,091	1,635,554	(1,486,740)	—	—	5,291,305
Industrials	1,604,722	—	—	330,319	—	(412,286)	—	—	1,522,755
Collateralized Mortgage Obligations
Non-Agency	4,573	—	44	172	—	(549)	—	—	4,240
Warrants
Financials	101	—	—	—	73	—	—	—	174
Preferred Stocks
Communications	89	—	—	—	63	—	—	—	152

	$6,614,706	$1,407	$136,949	$345,452	$1,660,969	$(1,899,575)	$—	$—	$6,859,908

See Accompanying Notes to Financial Statements.

Columbia Intermediate Bond Fund

March 31, 2011

The information in the above reconciliation represents fiscal year to date activity for any securities identified as using Level 3 inputs at either the beginning or the end of the current fiscal period.

The change in unrealized appreciation attributable to securities owned at March 31, 2011, which were valued using significant unobservable inputs (Level 3) amounted to $345,452. This amount is included in net change in unrealized appreciation (depreciation) on the Statement of Changes in Net Assets.

At March 31, 2011, the Fund has entered into the following credit default swap contracts:

Credit Risk

Swap Counterparty	Referenced Obligation	Receive Buy/Sell Protection	Fixed Rate	Expiration Date	Notional Amount	Upfront Premium Paid (Received)	Value of Contract
Barclays Capital	D.R. Horton, Inc.	Buy	1.000%	06/20/16	$19,280,000	$1,064,568	$(5,877)
Barclays Capital	The Home Depot, Inc.	Buy	1.000%	06/20/16	21,410,000	(400,398)	(2,858)
Barclays Capital	Toll Brothers, Inc.	Buy	1.000%	06/20/16	24,000,000	1,005,826	53,494
Credit Suisse First Boston	Marriott International, Inc.	Buy	1.000%	06/20/16	11,000,000	(69,910)	27,793
Credit Suisse First Boston	Morgan Stanley	Buy	1.000%	06/20/16	12,000,000	201,190	28,679
Credit Suisse First Boston	Textron, Inc.	Buy	1.000%	06/20/16	12,000,000	200,648	10,905
JPMorgan	D.R. Horton, Inc.	Buy	1.000%	03/20/15	17,400,000	759,337	(89,510)
JPMorgan	Macy’s, Inc.	Buy	1.000%	06/20/16	12,010,000	256,607	(3,669)
Morgan Stanley	Limited Brands, Inc.	Buy	1.000%	06/20/16	11,750,000	452,487	20,278

							$39,235

At March 31, 2011, the Fund held the following open short futures contracts:

Risk Exposure/Type

Interest Rate Risk	Number of Contracts	Value	Aggregate Face Value	Expiration Date	Unrealized Appreciation (Depreciation)
2-Year U.S. Treasury Notes	1,252	$273,092,500	$273,114,536	June-2011	$22,036
5-Year U.S. Treasury Notes	1,969	229,957,665	229,920,500	June-2011	(37,165)
10-Year U.S. Treasury Notes	1,899	226,040,344	226,796,897	June-2011	756,553
30-Year U.S. Treasury Bonds	1,296	155,763,000	155,708,146	June-2011	(54,854)
Ultra Long U.S. Treasury Bonds	243	30,025,688	29,761,015	June-2011	(264,673)

					$421,897

At March 31, 2011, cash of $2,180,000 was pledged as collateral for open futures contracts.

At March 31, 2011, asset allocation of the Fund is as follows:

Asset Allocation (Unaudited)	% of Net Assets
Corporate Fixed-Income Bonds & Notes	44.2
Commercial Mortgage-Backed Securities	18.6
Government & Agency Obligations	15.7
Mortgage-Backed Securities	15.1
Asset-Backed Securities	4.0
Municipal Bonds	2.4
Preferred Stocks	1.0
Collateralized Mortgage Obligations	0.4
Common Stocks	0.0	*
Warrants	0.0	*

	101.4
Short-Term Obligation	0.0	*
Other Assets & Liabilities, Net	(1.4)

	100.0

*	Represents less than 0.1% of net assets.

Acronym	Name
I.O.	Interest Only
PIK	Payment-In-Kind
REMICS	Real Estate Mortgage Investment Conduits
STRIPS	Separate Trading of Registered Interest and Principal of Securities
TBA	To Be Announced

See Accompanying Notes to Financial Statements.

Statement of Assets and Liabilities – Columbia Intermediate Bond Fund

March 31, 2011

		($)
Assets	Investments, at identified cost	3,139,257,655

	Investments, at value	3,157,196,671
	Cash	279,283
	Cash collateral for open futures contracts	2,180,000
	Open credit default swap contracts	141,149
	Credit default swap contracts premiums paid	3,776,195
	Receivable for:
	Investments sold	210,980,260
	Fund shares sold	3,387,911
	Dividends	544
	Interest	26,521,066
	Futures variation margin	100,953
	Foreign tax reclaims	2,853
	Expense reimbursement due from Investment Manager	315,066
	Trustees’ deferred compensation plan	131,916
	Prepaid expenses	6,189
	Other assets	960,537

	Total Assets	3,405,980,593

Liabilities	Open credit default swap contracts	101,914
	Credit default swap contracts premiums received	469,423
	Payable for:
	Investments purchased	224,517,945
	Investments purchased on a delayed delivery basis	53,885,090
	Fund shares repurchased	3,991,471
	Distributions	5,393,619
	Investment advisory fee	1,100,138
	Administration fee	194,252
	Pricing and bookkeeping fees	25,700
	Transfer agent fee	634,174
	Trustees’ fees	76,416
	Custody fee	24,017
	Distribution and service fees	81,650
	Chief compliance officer expenses	1,146
	Trustees’ deferred compensation plan	131,916
	Merger costs	64,965
	Other liabilities	174,838

	Total Liabilities	290,868,674

	Net Assets	3,115,111,919

Net Assets Consist of	Paid-in capital	3,138,197,589
	Undistributed net investment income	5,971,277
	Accumulated net realized loss	(46,235,203)
	Net unrealized appreciation (depreciation) on:
	Investments	17,939,016
	Credit default swap contracts	(1,182,657)
	Futures contracts	421,897

	Net Assets	3,115,111,919

See Accompanying Notes to Financial Statements.

Statement of Assets and Liabilities (continued) – Columbia Intermediate Bond Fund

March 31, 2011

Class A	Net assets	$201,505,684
	Shares outstanding	22,202,768
	Net asset value per share	$9.08	(a)
	Maximum sales charge	3.25%
	Maximum offering price per share ($9.08/0.9675)	$9.39	(b)

Class B	Net assets	$14,778,949
	Shares outstanding	1,628,486
	Net asset value and offering price per share	$9.08	(a)

Class C	Net assets	$33,885,488
	Shares outstanding	3,733,725
	Net asset value and offering price per share	$9.08	(a)

Class I (c)	Net assets	$26,865,991
	Shares outstanding	2,960,065
	Net asset value, offering and redemption price per share	$9.08

Class R	Net assets	$2,969,431
	Shares outstanding	327,169
	Net asset value, offering and redemption price per share	$9.08

Class W (c)	Net assets	$2,490
	Shares outstanding	274
	Net asset value, offering and redemption price per share	$9.08	(d)

Class Z	Net assets	$2,835,103,886
	Shares outstanding	312,382,349
	Net asset value, offering and redemption price per share	$9.08

(a)	Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

(b)	On sales of $50,000 or more the offering price is reduced.

(c)	Shares commenced operations on September 27, 2010.

(d)	Net asset value per share rounds to this amount due to fractional shares outstanding.

See Accompanying Notes to Financial Statements.

Statement of Operations – Columbia Intermediate Bond Fund

For the Year Ended March 31, 2011

		($)
Investment Income	Dividends	483,175
	Interest	110,436,285
	Interest from affiliates	70,582
	Securities lending	424
	Foreign taxes withheld	(3,190)

	Total Investment Income	110,987,276

Expenses	Investment advisory fee	7,418,391
	Administration fee	3,168,164
	Distribution fee:
	Class A	73,213
	Class B	157,315
	Class C	239,349
	Class R	10,576
	Service fee:
	Class A	428,372
	Class B	52,461
	Class C	79,820
	Class W	3
	Pricing and bookkeeping fees	191,945
	Transfer agent fee:
	Class A, Class B, Class C, Class R, Class W and Class Z	3,617,832
	Trustees’ fees	107,922
	Custody fee	97,986
	Chief compliance officer expenses	3,247
	Merger costs	38,176
	Other expenses	588,117

	Expenses before interest expense	16,272,889
	Interest expense	6,262

	Total Expenses	16,279,151
	Fees waived or expenses reimbursed by Investment Manager	(285,433)
	Fees waived by distributor – Class A	(73,213)
	Fees waived by distributor – Class C	(48,001)
	Expense reductions	(1,296)

	Net Expenses	15,871,208

	Net Investment Income	95,116,068

Net Realized and Unrealized Gain (Loss) on Investments, Foreign Currency, Credit Default Swap Contracts and Futures Contracts	Net realized gain (loss) on:
	Investments	84,593,635
	Foreign currency transactions and forward foreign currency exchange contracts	57,774
	Credit default swap contracts	(7,308,077)
	Futures contracts	(29,264,373)

	Net realized gain	48,078,959

	Net change in unrealized appreciation (depreciation) on:
	Investments	(16,534,410)
	Foreign currency translations and forward foreign currency exchange contracts	(10,897)
	Credit default swap contracts	1,176,967
	Futures contracts	555,447

	Net change in unrealized appreciation (depreciation)	(14,812,893)

	Net Gain	33,266,066

	Net Increase Resulting from Operations	128,382,134

See Accompanying Notes to Financial Statements.

Statement of Changes in Net Assets – Columbia Intermediate Bond Fund

		Year Ended March 31,
Increase (Decrease) in Net Assets		2011 ($)(a)(b)	2010 ($)
Operations	Net investment income	95,116,068	109,896,693
	Net realized gain on investments, futures contracts, credit default swap contracts, foreign currency transactions and forward foreign currency exchange contracts	48,078,959	45,143,681
	Net change in unrealized appreciation (depreciation) on investments, futures contracts, credit default swap contracts, foreign currency translations and forward foreign currency exchange contracts	(14,812,893)	268,129,654

	Net increase resulting from operations	128,382,134	423,170,028

Distributions to Shareholders	From net investment income:
	Class A	(7,214,879)	(8,661,981)
	Class B	(739,759)	(1,657,924)
	Class C	(1,154,247)	(1,539,099)
	Class I	(372,845)	—
	Class R	(83,519)	(91,882)
	Class W	(53)	—
	Class Z	(89,900,842)	(106,473,961)

	Total distributions to shareholders	(99,466,144)	(118,424,847)

	Net Capital Stock Transactions	885,941,150	(39,345,318)

	Increase from regulatory settlements	—	62,349

	Total increase in net assets	914,857,140	265,462,212

Net Assets	Beginning of period	2,200,254,779	1,934,792,567
	End of period	3,115,111,919	2,200,254,779
	Undistributed net investment income at end of period	5,971,277	3,578,700

(a)	Class I and Class W shares commenced operations on September 27, 2010.

(b)	Class I and Class W shares reflect activity for the period September 27, 2010 through March 31, 2011.

See Accompanying Notes to Financial Statements.

Statement of Changes in Net Assets (continued) – Columbia Intermediate Bond Fund

	Capital Stock Activity
	Year Ended March 31, 2011		Year Ended March 31, 2010
	Shares	Dollars ($)	Shares	Dollars ($)
Class A
Subscriptions	8,124,359	73,677,940	4,024,261	34,577,227
Proceeds received in connection with merger	2,333,001	21,232,776	—	—
Distributions reinvested	609,774	5,545,462	925,715	7,967,506
Redemptions	(7,117,402)	(64,633,788)	(6,581,064)	(55,926,745)

Net increase (decrease)	3,949,732	35,822,390	(1,631,088)	(13,382,012)

Class B
Subscriptions	140,312	1,277,407	261,450	2,231,931
Proceeds received in connection with merger	241,230	2,196,216	—	—
Distributions reinvested	52,208	474,114	145,598	1,250,813
Redemptions	(2,322,802)	(21,037,558)	(1,716,488)	(14,622,868)

Net decrease	(1,889,052)	(17,089,821)	(1,309,440)	(11,140,124)

Class C
Subscriptions	954,928	8,668,767	568,812	4,851,110
Proceeds received in connection with merger	356,235	3,242,350	—	—
Distributions reinvested	78,335	712,366	118,250	1,017,027
Redemptions	(1,090,068)	(9,890,301)	(1,318,313)	(11,247,492)

Net increase (decrease)	299,430	2,733,182	(631,251)	(5,379,355)

Class I
Subscriptions	3,357,119	30,325,418	—	—
Distributions reinvested	41,047	372,817	—	—
Redemptions	(438,101)	(3,986,516)	—	—

Net increase	2,960,065	26,711,719	—	—

Class R
Subscriptions	226,396	2,049,043	133,154	1,145,681
Distributions reinvested	7,427	67,565	6,664	57,659
Redemptions	(95,997)	(871,883)	(186,232)	(1,602,433)

Net increase (decrease)	137,826	1,244,725	(46,414)	(399,093)

Class W
Subscriptions	287	2,650	—	—
Distributions reinvested	3	27	—	—
Redemptions	(16)	(150)	—	—

Net increase	274	2,527	—	—

Class Z
Subscriptions	43,106,433	391,038,496	47,943,504	410,119,481
Proceeds received in connection with merger	109,206,406	993,835,287	—	—
Distributions reinvested	4,554,507	41,422,559	5,832,159	50,260,132
Redemptions	(64,976,377)	(589,779,914)	(55,004,873)	(469,424,347)

Net increase (decrease)	91,890,969	836,516,428	(1,229,210)	(9,044,734)

See Accompanying Notes to Financial Statements.

Financial Highlights – Columbia Intermediate Bond Fund

Selected data for a share outstanding throughout each period is as follows:

	Year Ended March 31,
Class A Shares	2011		2010		2009		2008	2007
Net Asset Value, Beginning of Period	$8.95		$7.72		$8.71		$8.84	$8.74

Income from Investment Operations:
Net investment income (a)	0.36		0.43		0.43		0.43	0.42
Net realized and unrealized gain (loss) on investments, foreign currency, futures contracts and credit default swap contracts	0.15		1.26		(0.97)		(0.13)	0.11

Total from investment operations	0.51		1.69		(0.54)		0.30	0.53

Less Distributions to Shareholders:
From net investment income	(0.38)		(0.46)		(0.43)		(0.43)	(0.43)
From net realized gains	—		—		(0.02)		—	—

Total distributions to shareholders	(0.38)		(0.46)		(0.45)		(0.43)	(0.43)

Increase from regulatory settlements	—		—	(b)	—		—	—

Net Asset Value, End of Period	$9.08		$8.95		$7.72		$8.71	$8.84
Total return (c)(d)	5.80%		22.31%		(6.34)%		3.48%	6.21	%(e)

Ratios to Average Net Assets/Supplemental Data:
Net expenses before interest expense (f)	0.92%		0.90%		0.89%		0.88%	0.87%
Interest expense	—	%(g)	—	%(g)	—	%(g)	—	—
Net expenses (f)	0.92%		0.90%		0.89%		0.88%	0.87%
Waiver/Reimbursement	0.05%		0.10%		0.10%		0.10%	0.10%
Net investment income (f)	4.02%		5.01%		5.33%		4.88%	4.83%
Portfolio turnover rate	177%		160%		137%		266%	150%
Net assets, end of period (000s)	$201,506		$163,333		$153,435		$207,215	$206,147

(a)	Per share data was calculated using the average shares outstanding during the period.

(b)	Rounds to less than $0.01 per share.

(c)	Total return at net asset value assuming all distributions reinvested and no initial sales charge or contingent deferred sales charge.

(d)	Had the Investment Manager and/or any of its affiliates not waived fees or reimbursed a portion of expenses, total return would have been reduced.

(e)	Total return includes a voluntary reimbursement by the investment advisor for a realized investment loss due to a trading error. This reimbursement increased total return and net asset value per share by less than 0.01% and less than $0.01, respectively.

(f)	The benefits derived from expense reductions had an impact of less than 0.01%.

(g)	Rounds to less than 0.01%.

See Accompanying Notes to Financial Statements.

Financial Highlights – Columbia Intermediate Bond Fund

Selected data for a share outstanding throughout each period is as follows:

	Year Ended March 31,
Class B Shares	2011		2010		2009		2008	2007
Net Asset Value, Beginning of Period	$8.95		$7.72		$8.71		$8.84	$8.74

Income from Investment Operations:
Net investment income (a)	0.30		0.37		0.37		0.36	0.36
Net realized and unrealized gain (loss) on investments, foreign currency, futures contracts and credit default swap contracts	0.15		1.26		(0.97)		(0.12)	0.10

Total from investment operations	0.45		1.63		(0.60)		0.24	0.46

Less Distributions to Shareholders:
From net investment income	(0.32)		(0.40)		(0.37)		(0.37)	(0.36)
From net realized gains	—		—		(0.02)		—	—

Total distributions to shareholders	(0.32)		(0.40)		(0.39)		(0.37)	(0.36)

Increase from regulatory settlements	—		—	(b)	—		—	—

Net Asset Value, End of Period	$9.08		$8.95		$7.72		$8.71	$8.84
Total return (c)	5.03	%(d)	21.41%		(7.04)%		2.72%	5.42	%(e)

Ratios to Average Net Assets/Supplemental Data:
Net expenses before interest expense (f)	1.67%		1.65%		1.64%		1.63%	1.62%
Interest expense	—	%(g)	—	%(g)	—	%(g)	—	—
Net expenses (f)	1.67%		1.65%		1.64%		1.63%	1.62%
Waiver/Reimbursement	0.01%		—		—		—	—
Net investment income (f)	3.32%		4.29%		4.59%		4.14%	4.08%
Portfolio turnover rate	177%		160%		137%		266%	150%
Net assets, end of period (000s)	$14,779		$31,476		$37,247		$56,087	$63,617

(a)	Per share data was calculated using the average shares outstanding during the period.

(b)	Rounds to less than $0.01 per share.

(c)	Total return at net asset value assuming all distributions reinvested and no contingent deferred sales charge.

(d)	Had the Investment Manager and/or any of its affiliates not waived fees or reimbursed a portion of expenses, total return would have been reduced.

(e)	Total return includes a voluntary reimbursement by the investment advisor for a realized investment loss due to a trading error. This reimbursement increased total return and net asset value per share by less than 0.01% and less than $0.01, respectively.

(f)	The benefits derived from expense reductions had an impact of less than 0.01%.

(g)	Rounds to less than 0.01%.

See Accompanying Notes to Financial Statements.

Financial Highlights – Columbia Intermediate Bond Fund

Selected data for a share outstanding throughout each period is as follows:

	Year Ended March 31,
Class C Shares	2011		2010		2009		2008	2007
Net Asset Value, Beginning of Period	$8.95		$7.72		$8.71		$8.84	$8.74

Income from Investment Operations:
Net investment income (a)	0.31		0.38		0.39		0.37	0.37
Net realized and unrealized gain (loss) on investments, foreign currency, futures contracts and credit default swap contracts	0.15		1.26		(0.98)		(0.12)	0.11

Total from investment operations	0.46		1.64		(0.59)		0.25	0.48

Less Distributions to Shareholders:
From net investment income	(0.33)		(0.41)		(0.38)		(0.38)	(0.38)
From net realized gains	—		—		(0.02)		—	—

Total distributions to shareholders	(0.33)		(0.41)		(0.40)		(0.38)	(0.38)

Increase from regulatory settlements	—		—	(b)	—		—	—

Net Asset Value, End of Period	$9.08		$8.95		$7.72		$8.71	$8.84
Total return (c)(d)	5.17%		21.59%		(6.91)%		2.87%	5.58	%(e)

Ratios to Average Net Assets/Supplemental Data:
Net expenses before interest expense (f)	1.52%		1.50%		1.49%		1.48%	1.47%
Interest expense	—	%(g)	—	%(g)	—	%(g)	—	—
Net expenses (f)	1.52%		1.50%		1.49%		1.48%	1.47%
Waiver/Reimbursement	0.16%		0.15%		0.15%		0.15%	0.15%
Net investment income (f)	3.42%		4.43%		4.74%		4.28%	4.23%
Portfolio turnover rate	177%		160%		137%		266%	150%
Net assets, end of period (000s)	$33,885		$30,731		$31,372		$37,164	$35,458

(a)	Per share data was calculated using the average shares outstanding during the period.

(b)	Rounds to less than $0.01 per share.

(c)	Total return at net asset value assuming all distributions reinvested and no contingent deferred sales charge.

(d)	Had the Investment Manager and/or any of its affiliates not waived fees or reimbursed a portion of expenses, total return would have been reduced.

(e)	Total return includes a voluntary reimbursement by the investment advisor for a realized investment loss due to a trading error. This reimbursement increased total return and net asset value per share by less than 0.01% and less than $0.01, respectively.

(f)	The benefits derived from expense reductions had an impact of less than 0.01%.

(g)	Rounds to less than 0.01%.

See Accompanying Notes to Financial Statements.

Financial Highlights – Columbia Intermediate Bond Fund

Selected data for a share outstanding throughout the period is as follows:

Class I Shares	Period Ended March 31, 2011 (a)
Net Asset Value, Beginning of Period	$9.21

Income from Investment Operations:
Net investment income (b)	0.19
Net realized and unrealized loss on investments, foreign currency, futures contracts and credit default swap contracts	(0.11)

Total from investment operations	0.08

Less Distributions to Shareholders:
From net investment income	(0.21)

Net Asset Value, End of Period	$9.08
Total return (c)(d)(e)	0.87%

Ratios to Average Net Assets/Supplemental Data:
Net expenses before interest expense (f)(g)	0.52%
Interest expense (g)(h)	—%
Net expenses (f)(g)	0.52%
Waiver/Reimbursement (g)	0.01%
Net investment income (f)(g)	4.05%
Portfolio turnover rate (e)	177%
Net assets, end of period (000s)	$26,866

(a) Class I shares commenced operations on September 27, 2010. Per share data and total return reflect activity from that date.

(b)	Per share data was calculated using the average shares outstanding during the period.
(c)	Total return at net asset value assuming all distributions reinvested.

(d) Had the Investment Manager and/or any of its affiliates not waived fees or reimbursed a portion of expenses, total return would have been reduced.

(e)	Not annualized.
(f)	The benefits derived from expense reductions had an impact of less than 0.01%.
(g)	Annualized.
(h)	Rounds to less than 0.01%.

See Accompanying Notes to Financial Statements.

Financial Highlights – Columbia Intermediate Bond Fund

Selected data for a share outstanding throughout each period is as follows:

	Year Ended March 31,
Class R Shares	2011		2010		2009		2008	2007
Net Asset Value, Beginning of Period	$8.95		$7.72		$8.71		$8.84	$8.74

Income from Investment Operations:
Net investment income (a)	0.34		0.41		0.41		0.40	0.39
Net realized and unrealized gain (loss) on investments, foreign currency, futures contracts and credit default swap contracts	0.15		1.26		(0.97)		(0.12)	0.12

Total from investment operations	0.49		1.67		(0.56)		0.28	0.51

Less Distributions to Shareholders:
From net investment income	(0.36)		(0.44)		(0.41)		(0.41)	(0.41)
From net realized gains	—		—		(0.02)		—	—

Total distributions to shareholders	(0.36)		(0.44)		(0.43)		(0.41)	(0.41)

Increase from regulatory settlements	—		—	(b)	—		—	—

Net Asset Value, End of Period	$9.08		$8.95		$7.72		$8.71	$8.84
Total return (c)	5.54	%(d)	22.01%		(6.58)%		3.24%	5.94	%(e)

Ratios to Average Net Assets/Supplemental Data:
Net expenses before interest expense (f)	1.17%		1.15%		1.14%		1.13%	1.12%
Interest expense	—	%(g)	—	%(g)	—	%(g)	—	—
Net expenses (f)	1.17%		1.15%		1.14%		1.13%	1.12%
Waiver/Reimbursement	0.01%		—		—		—	—
Net investment income (f)	3.75%		4.78%		5.11%		4.60%	4.45%
Portfolio turnover rate	177%		160%		137%		266%	150%
Net assets, end of period (000s)	$2,969		$1,694		$1,819		$1,606	$42

(a)	Per share data was calculated using the average shares outstanding during the period.

(b)	Rounds to less than $0.01 per share.

(c)	Total return at net asset value assuming all distributions reinvested.

(d)	Had the Investment Manager and/or any of its affiliates not waived fees or reimbursed a portion of expenses, total return would have been reduced.

(e)	Total return includes a voluntary reimbursement by the investment advisor for a realized investment loss due to a trading error. This reimbursement increased total return and net asset value per share by less than 0.01% and less than $0.01, respectively.

(f)	The benefits derived from expense reductions had an impact of less than 0.01%.

(g)	Rounds to less than 0.01%.

See Accompanying Notes to Financial Statements.

Financial Highlights – Columbia Intermediate Bond Fund

Selected data for a share outstanding throughout the period is as follows:

Class W Shares	Period Ended March 31, 2011 (a)
Net Asset Value, Beginning of Period	$9.21

Income from Investment Operations:
Net investment income (b)	0.17
Net realized and unrealized loss on investments, foreign currency, futures contracts and credit default swap contracts	(0.11)

Total from investment operations	0.06

Less Distributions to Shareholders:
From net investment income	(0.19)

Net Asset Value, End of Period	$9.08
Total Return (c)(d)(e)	0.69%

Ratios to Average Net Assets/Supplemental Data:
Net expenses before interest expense (f)(g)	0.87%
Interest expense (g)(h)	—%
Net expenses (f)(g)	0.87%
Waiver/Reimbursement (g)	0.02%
Net investment income (f)(g)	3.62%
Portfolio turnover rate (e)	177%
Net assets, end of period (000s)	$2

(a)	Class W shares commenced operations on September 27, 2010. Per share data and total return reflect activity from that date.

(b)	Per share data was calculated using the average shares outstanding during the period.

(c)	Total return at net asset value assuming all distributions reinvested.

(d)	Had the Investment Manager and/or any of its affiliates not waived fees or reimbursed a portion of expenses, total return would have been reduced.

(e)	Not annualized.

(f)	The benefits derived from expense reductions had an impact of less than 0.01%.

(g)	Annualized.

(h)	Rounds to less than 0.01%.

See Accompanying Notes to Financial Statements.

Financial Highlights – Columbia Intermediate Bond Fund

Selected data for a share outstanding throughout each period is as follows:

	Year Ended March 31,
Class Z Shares	2011		2010		2009		2008	2007
Net Asset Value, Beginning of Period	$8.95		$7.72		$8.71		$8.84	$8.74

Income from Investment Operations:
Net investment income (a)	0.39		0.45		0.45		0.45	0.45
Net realized and unrealized gain (loss) on investments, foreign currency, futures contracts and credit default swap contracts	0.15		1.26		(0.97)		(0.13)	0.10

Total from investment operations	0.54		1.71		(0.52)		0.32	0.55

Less Distributions to Shareholders:
From net investment income	(0.41)		(0.48)		(0.45)		(0.45)	(0.45)
From net realized gains	—		—		(0.02)		—	—

Total distributions to shareholders	(0.41)		(0.48)		(0.47)		(0.45)	(0.45)

Increase from regulatory settlements	—		—	(b)	—		—	—

Net Asset Value, End of Period	$9.08		$8.95		$7.72		$8.71	$8.84
Total return (c)	6.07	%(d)	22.62%		(6.11)%		3.74%	6.48	%(e)

Ratios to Average Net Assets/Supplemental Data:
Net expenses before interest expense (f)	0.67%		0.65%		0.64%		0.63%	0.62%
Interest expense	—	%(g)	—	%(g)	—	%(g)	—	—
Net expenses (f)	0.67%		0.65%		0.64%		0.63%	0.62%
Waiver/Reimbursement	0.01%		—		—		—	—
Net investment income (f)	4.28%		5.26%		5.58%		5.13%	5.08%
Portfolio turnover rate	177%		160%		137%		266%	150%
Net assets, end of period (000s)	$2,835,104		$1,973,020		$1,710,920		$2,259,863	$1,894,798

(a)	Per share data was calculated using the average shares outstanding during the period.

(b)	Rounds to less than $0.01 per share.

(c)	Total return at net asset value assuming all distributions reinvested.

(d)	Had the Investment Manager and/or any of its affiliates not waived fees or reimbursed a portion of expenses, total return would have been reduced.

(e)	Total return includes a voluntary reimbursement by the investment advisor for a realized investment loss due to a trading error. This reimbursement increased total return and net asset value per share by less than 0.01% and less than $0.01, respectively.

(f)	The benefits derived from expense reductions had an impact of less than 0.01%.

(g)	Rounds to less than 0.01%.

See Accompanying Notes to Financial Statements.

Notes to Financial Statements – Columbia Intermediate Bond Fund

March 31, 2011

Note 1. Organization

Columbia Intermediate Bond Fund (the Fund), a series of Columbia Funds Series Trust I (the Trust), is a diversified fund. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust.

After the close of business on April 30, 2010, Ameriprise Financial, Inc. (Ameriprise Financial) acquired a portion of the asset management business of Columbia Management Group, LLC (the Transaction), including the business of managing the Fund. In connection with the closing of the Transaction (the Closing), RiverSource Investments, LLC, a wholly owned subsidiary of Ameriprise Financial, became the investment manager of the Fund and changed its name to Columbia Management Investment Advisers, LLC (the Investment Manager).

Investment Objective

The Fund seeks total return, consisting of current income and capital appreciation.

Fund Shares

The Trust has unlimited authorized shares of beneficial interest. The Fund offers Class A, Class B, Class C, Class I, Class R, Class W and Class Z shares. On December 10, 2010, the Investment Manager exchanged Class Z shares of the Fund valued at $21,883,183 for Class I shares of the Fund. All share classes have identical voting, dividend and liquidation rights. Each share class has its own expense structure and sales charges, as applicable.

Class A shares are subject to a maximum front-end sales charge of 3.25% based on the initial investment amount. Class A shares purchased without an initial sales charge in accounts aggregating $1 million to $50 million at the time of purchase are subject to a 1.00% contingent deferred sales charge (CDSC) if the shares are sold within 18 months of purchase, charged as follows: 1.00% CDSC if redeemed within 12 months of purchase, and 0.50% CDSC if redeemed more than 12, but less than 18 months after purchase.

The Fund no longer accepts investments by new or existing investors in the Fund’s Class B shares, except in connection with the reinvestment of any dividend and/or capital gain distributions in Class B shares of the Fund and exchanges by existing Class B shareholders of other funds within the Columbia Family of Funds. Class B shares are subject to a maximum CDSC of 3.00% based upon the holding period after purchase. Class B shares will generally convert to Class A shares eight years after purchase.

Class C shares are subject to a 1.00% CDSC on shares redeemed within one year of purchase.

Class I shares are not subject to sales charges and are available only to the Columbia Family of Funds. Class I shares commenced operations on September 27, 2010.

Class R shares are not subject to sales charges and are available only to qualifying institutional investors.

Class W shares are not subject to sales charges and are available only to investors purchasing through authorized investment programs managed by investment professionals, including discretionary managed account programs. Class W shares commenced operations on September 27, 2010.

Class Z shares are not subject to sales charges and are available only to certain investors, as described in the Fund’s prospectus.

Note 2. Summary of Significant Accounting Policies

The preparation of financial statements in accordance with U.S. generally accepted accounting principles (GAAP) requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates.

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements.

Security Valuation

Debt securities generally are valued by pricing services approved by the Trust’s Board of Trustees, based upon market transactions for normal, institutional-size trading units of similar securities. The services may use various pricing techniques which take into account appropriate factors such as yield, quality, coupon rate, maturity, type of issue, trading characteristics and other data, as well as broker quotes. Debt securities for which quotations are readily available may also be valued based upon an over-the-counter or exchange bid quotation.

Certain debt securities, which tend to be more thinly traded and of lesser quality, are priced based on fundamental analysis of the financial condition of the issuer and the estimated value of any collateral. Valuations developed through pricing techniques may

Columbia Intermediate Bond Fund

March 31, 2011

vary from the actual amounts realized upon sale of the securities, and the potential variation may be greater for those securities valued using fundamental analysis.

Asset-backed and mortgage-backed securities are generally valued by pricing services, which utilize pricing models that incorporate the securities’ cash flow and loan performance data. These models also take into account available market data, including trades, market quotations, and benchmark yield curves for identical or similar securities. Factors used to identify similar securities may include, but are not limited to, issuer, collateral type, vintage, prepayment speeds, collateral performance, credit ratings, credit enhancement and expected life. Asset-backed and mortgage-backed securities for which quotations are readily available may also be valued based upon an over-the-counter or exchange bid quotation.

Equity securities are valued at the last sale price on the principal exchange on which they trade, except for securities traded on the NASDAQ, which are valued at the NASDAQ official close price. Unlisted securities or listed securities for which there were no sales during the day are valued at the closing bid price on such exchanges or over-the-counter markets.

Short-term investments maturing in 60 days or less are valued at amortized cost, which approximates market value.

Futures contracts are valued at the settlement price established each day by the board of trade or exchange on which they are traded.

Forward foreign currency exchange contracts are valued at the prevailing forward exchange rate of the underlying currencies.

Credit default swap contracts are marked to market daily based upon spread quotations from market makers.

Foreign securities are generally valued at the last sale price on the foreign exchange or market on which they trade. If any foreign share prices are not readily available as a result of limited share activity, the securities are valued at the last sale price of the local shares in the principal market in which such securities are normally traded.

Generally, trading in foreign securities is substantially completed each day at various times prior to the close of the New York Stock Exchange (NYSE). The values of such securities used in computing the net asset value of the Fund’s shares are determined as of such times. Foreign currency exchange rates are generally determined at 4:00 p.m. Eastern (U.S.) time. Occasionally, events affecting the values of such foreign securities may occur between the times at which they are determined and the close of the customary trading session of the NYSE, which would not be reflected in the computation of the Fund’s net asset value. If events materially affecting the values of such foreign securities occur and it is determined that market quotations are not reliable, then these foreign securities will be valued at their fair value using procedures approved by the Board of Trustees.

Investments for which market quotations are not readily available, or that have quotations which the Investment Manager believes are not reliable, are valued at fair value as determined in good faith under consistently applied procedures established by and under the general supervision of the Board of Trustees. If a security is valued at fair value, such value is likely to be different from the last quoted market price for the security. The determination of fair value often requires significant judgment. To determine fair value, the Investment Manager may use assumptions including but not limited to future cash flows and estimated risk premiums. Multiple inputs from various sources may be used to determine value.

Foreign Currency Transactions and Translations

The values of all assets and liabilities quoted in foreign currencies are translated into U.S. dollars at that day’s exchange rates. Net realized and unrealized gains (losses) on foreign currency transactions and translations include gains (losses) arising from the fluctuation in exchange rates between trade and settlement dates on securities transactions, gains (losses) arising from the disposition of foreign currency and currency gains (losses) between the accrual and payment dates on dividends, interest income and foreign withholding taxes.

For financial statement purposes, the Fund does not distinguish that portion of gains (losses) on investments which is due to changes in foreign exchange rates from that which is due to changes in market prices of the investments. Such fluctuations are included with the net realized and unrealized gains (losses) on investments on the Statement of Operations.

Derivative Instruments

The Fund may use derivative instruments including futures contracts, credit default swap contracts and forward foreign currency exchange contracts in order to meet its investment objectives. The Fund employs strategies in differing combinations to permit it to increase, decrease or change the level of exposure to market risk factors. The achievement of any strategy relating to derivatives depends on an analysis of various risk factors, and if the strategies for the use of derivatives do not work as intended, the Fund may not achieve its investment objectives.

Columbia Intermediate Bond Fund

March 31, 2011

In pursuit of its investment objectives, the Fund is exposed to the following market risks among others:

Credit Risk: Credit risk relates to the ability of the issuer or guarantor of a fixed income security, or counterparty to a derivative contract to make timely principal and /or interest payments, or to otherwise honor its obligations. Securities are subject to varying degrees of credit risk, which are often reflected in credit ratings. Generally, lower-yield higher-quality bonds are subject to credit risk to a lesser extent than lower-grade higher-yield bonds.

Foreign Exchange Rate Risk: Foreign exchange rate risk relates to the change in the U.S. dollar value of a security held that is denominated in a foreign currency. The U.S. dollar value of a foreign-currency-denominated security will decrease as the dollar appreciates against the currency, while the U.S. dollar value will increase as the dollar depreciates against the currency.

Interest Rate Risk: Interest rate risk relates to the fluctuation in value of fixed income securities because of the inverse relationship of price and yield. Fixed income securities generally will decline in value upon an increase in general interest rates and their value generally will increase upon a decline in general interest rates. Fixed income securities with longer durations tend to be more sensitive to changes in interest rates, usually making them more volatile than securities with shorter durations.

The following provides more detailed information about each derivative type held by the Fund:

Forward Foreign Currency Exchange Contracts – The Fund entered into forward foreign currency exchange contracts to shift its investment exposure from one currency to another.

Forward foreign currency exchange contracts are agreements to exchange one currency for another at a future date at a specified price. These contracts are used to minimize the exposure to foreign exchange rate fluctuations during the period between the trade and settlement dates of the contract. Contracts to buy generally are used to acquire exposure to foreign currencies, while contracts to sell are generally used to reduce the exposure to foreign exchange rate fluctuations. Forward foreign currency exchange contracts are valued daily at the current exchange rate of the underlying currency, resulting in unrealized gains (losses) which become realized at the time the forward foreign currency exchange contracts are closed or mature. Realized and unrealized gains (losses) arising from such transactions are included in net realized and unrealized gains (losses) on foreign currency transactions. The use of forward foreign currency exchange contracts does not eliminate fluctuations in the prices of the Fund’s portfolio securities. While the maximum potential loss from such contracts is the aggregate face value in U.S. dollars at the time the contract was opened, exposure is typically limited to the change in value of the contract (in U.S. dollars) over the period it remains open. The Fund could also be exposed to risk that counterparties of the contracts may be unable to fulfill the terms of the contracts.

During the year ended March 31, 2011, the Fund entered into 13 forward foreign currency exchange contracts. The Fund did not have any open forward foreign exchange contracts at the end of the period.

Futures Contracts – The Fund entered into interest rate futures contracts to manage the duration and yield curve exposure of the Fund versus the benchmark.

The use of futures contracts involves certain risks, which include, among others: (1) imperfect correlation between the price movement of the instruments and the underlying securities, (2) inability to close out positions due to differing trading hours, or the temporary absence of a liquid market, for either the instruments or the underlying securities, and (3) an inaccurate prediction of the future direction of interest rates by the Fund’s Investment Manager.

Upon entering into a futures contract, the Fund identifies within its portfolio of investments cash or securities in an amount sufficient to meet the initial margin requirement. Subsequent payments are made or received by the Fund equal to the daily change in the contract value and are recorded as variation margin receivable or payable and offset in unrealized gains or losses. The Fund recognizes a realized gain or loss when the contract is closed or expires.

Futures contracts involve, to varying degrees, risk of loss in excess of the variation margin disclosed on the Statement of Assets and Liabilities.

During the year ended March 31, 2011, the Fund entered into 29,381 futures contracts.

Credit Default Swaps – The Fund entered into credit default swap transactions as a protection buyer to reduce overall credit exposure.

Credit default swaps are agreements in which one party pays fixed periodic payments to a counterparty in consideration for a guarantee from the counterparty to make a specific payment should a negative credit event take place. The Fund may receive or make an upfront payment as the protection buyer or seller. Credit default swaps are marked to market daily based on quotations from market makers and any change is recorded as unrealized appreciation/depreciation on

Columbia Intermediate Bond Fund

March 31, 2011

the Statement of Assets and Liabilities. Periodic payments received or made are recorded as a realized gain or loss and premiums received or made are amortized on the Statement of Operations.

If the Fund is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

Credit default swap agreements involve greater risks than if the Fund had invested in the reference obligation directly since, in addition to general market risks, credit default swaps are subject to illiquidity risk, counterparty risk and credit risk.

During the year ended March 31, 2011, the Fund purchased credit default swaps with a notional amount of $573,465,000.

The following table is a summary of the value of the Fund’s derivative instruments as of March 31, 2011:

Fair Value of Derivative Instruments
Statement of Assets and Liabilities
Asset	Fair Value	Liability	Fair Value
Futures Variation Margin	$100,953*	Futures Variation Margin	$—
Open Credit Default Swaps/ Premiums	3,917,344	Open Credit Default Swaps/ Premiums	571,337

*	Includes only current day’s variation margin.

The effect of derivative instruments on the Fund’s Statement of Operations for the year ended March 31, 2011:

	Amount of Realized Gain or (Loss) and Change in Unrealized Appreciation (Depreciation) on Derivatives
	Risk Exposure	Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)
Futures Contracts	Interest Rate Risk	$(29,264,373)	$555,447
Forward Foreign Currency Exchange Contracts	Foreign Exchange Rate Risk	60,282	(11,102)
Credit Default Swap Contracts	Equity Risk	(7,308,077)	1,176,967

Repurchase Agreements

The Fund may engage in repurchase agreement transactions with institutions that the Investment Manager has determined are creditworthy. The Fund, through the custodian, receives delivery of the underlying securities collateralizing a repurchase agreement. The Investment Manager is responsible for determining that the collateral is at least equal, at all times, to the value of the repurchase obligation including interest. A repurchase agreement transaction involves certain risks in the event of default or insolvency of the counterparty. These risks include possible delays in or restrictions on the Fund’s ability to dispose of the underlying securities and a possible decline in the value of the underlying securities during the period while the Fund seeks to assert its rights.

Loan Participations and Commitments

The Fund may invest in loan participations. When the Fund purchases a loan participation, the Fund typically enters into a contractual relationship with the lender or third party selling such participation (“Selling Participant”), but not the borrower. However, the Fund assumes the credit risk of the borrower, Selling Participant and any other persons interpositioned between the Fund and the borrower. The Fund may not directly benefit from the collateral supporting the senior loan which it has purchased from the Selling Participant.

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Mortgage Dollar Roll Transactions

The Fund may enter into mortgage “dollar rolls” in which the Fund sells securities for delivery in the current month and simultaneously contracts with the same counterparty to repurchase similar (same type, coupon and maturity) but not identical securities on a specified future date not exceeding 120 days. During the roll period, the Fund loses the right to receive principal and interest paid on the securities sold. However, the Fund benefits because it receives negotiated amounts in the form of reductions of the purchase price for the future purchase plus the interest earned on the cash proceeds of the securities sold until the settlement date of the forward purchase. Unless such benefits exceed the income, capital appreciation and gain or loss due to mortgage prepayments that would have been realized on the securities sold as part of the mortgage dollar roll, the use of this technique will diminish the investment performance of the Fund compared to what the performance would have been without the use of mortgage dollar rolls. All cash proceeds will be invested in instruments that are permissible investments for the Fund. The Fund identifies within its portfolio of investments cash or liquid securities in an amount equal to the forward purchase price.

For financial reporting and tax purposes, the Fund treats “to be announced” mortgage dollar rolls as two separate transactions, one involving the purchase of a security and a separate transaction involving a sale. The Fund does not currently enter into mortgage dollar rolls that are accounted for as financing transactions.

Mortgage dollar rolls involve certain risks. If the broker-dealer to whom the Fund sells the securities becomes insolvent, the Fund’s right to purchase or repurchase the mortgage-related securities may be restricted and the instruments which the Fund is required to repurchase may be worth less than instruments which the Fund originally held. Successful use of mortgage dollar rolls may depend upon the Investment Manager’s ability to predict interest rates and mortgage prepayments. For these reasons, there is no assurance that mortgage dollar rolls can be successfully employed.

Delayed Delivery Securities

The Fund may trade securities on other than normal settlement terms, including securities purchased or sold on a “when-issued” basis. This may increase the risk if the other party to the transaction fails to deliver and causes the Fund to subsequently invest at less advantageous prices. The Fund identifies within its portfolio of investments cash or liquid securities in an amount equal to the delayed delivery commitment.

Stripped Securities

The Fund may invest in Interest Only (IO) and Principal Only (PO) stripped mortgage-backed securities. These securities are derivative multi-class mortgage securities structured so that one class receives most, if not all, of the principal from the underlying mortgage assets, while the other class receives most, if not all, of the interest and the remainder of the principal. If the underlying mortgage assets experience greater than anticipated prepayments of principal, the Fund may fail to fully recoup its initial investment in an IO security, therefore, the daily interest accrual factor is adjusted each month to reflect the paydown of principal. The market value of these securities can be extremely volatile in response to changes in interest rates. Credit risk reflects the risk that the Fund may not receive all or part of its principal because the issuer or credit enhancer has defaulted on its obligation.

Security Transactions

Security transactions are accounted for on the trade date. Cost is determined and gains (losses) are based upon the specific identification method for both financial statement and federal income tax purposes.

Income Recognition

Interest income is recorded on the accrual basis and includes accretion of discounts, amortization of premiums and paydown gains and losses. Fee income attributable to mortgage dollar roll transactions is recorded on the accrual basis over the term of the transaction. The value of additional securities received as an income payment is recorded as income and as the cost basis of such securities.

Expenses

General expenses of the Trust are allocated to the Fund and other series of the Trust based upon relative net assets or other expense allocation methodologies determined by the nature of the expense. Expenses directly attributable to a specific class of shares are charged to that share class. Expenses directly attributable to the Fund are charged to the Fund.

Determination of Class Net Asset Value

All income, expenses (other than class-specific expenses which are charged directly to a share class, as shown in the Statement of Operations) and realized and unrealized gains (losses) are allocated to each class of the Fund on a daily basis for purposes of determining the net asset value of each class. Income and expenses

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are allocated to each class based on the settled shares method, while realized and unrealized gains (losses) are allocated based on the relative net assets of each class.

Federal Income Tax Status

The Fund intends to qualify each year as a regulated investment company under Subchapter M of the Internal Revenue Code, as amended, and will distribute substantially all of its tax exempt or taxable income, if any, for its tax year, and as such will not be subject to federal income taxes. In addition, the Fund intends to distribute in each calendar year substantially all of its net investment income, capital gains and certain other amounts, if any, such that the Fund should not be subject to federal excise tax. Therefore, no federal income or excise tax provision is recorded.

Distributions to Shareholders

Distributions from net investment income are declared daily and paid monthly. Net realized capital gains, if any, are distributed at least annually. Income distributions and capital gain distributions are determined in accordance with federal income tax regulations which may differ from GAAP.

Indemnifications

Under the Trust’s organizational documents and, in some cases, by contract, its officers and directors are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, certain of the Fund’s contracts with its service providers contain general indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown since the amount of any future claims that may be made against the Fund cannot be determined and the Fund has no historical basis for predicting the likelihood of any such claims.

Note 3. Fees and Compensation Paid to Affiliates

Investment Management Fee

Under an Investment Management Services Agreement (IMSA), the Investment Manager determines which securities will be purchased, held or sold. In September 2010, the Board of Trustees approved an amended IMSA that includes an annual management fee rate that declines from 0.43% to 0.30% as the Fund’s net assets increase and would increase the management fees payable to the Investment Manager at certain asset levels. The amended IMSA was approved by the Fund’s shareholders at a meeting held on February 15, 2011. The amended IMSA was effective on March 1, 2011.

For the period from the Closing through February 28, 2011, the management fee was equal to a percentage of the Fund’s average daily net assets that declined from 0.35% to 0.27% as the Fund’s net assets increased. Prior to the Closing, Columbia Management Advisors, LLC (Columbia), an indirect, wholly owned subsidiary of Bank of America Corporation (BOA), provided investment management services to the Fund under the same fee structure. The effective management fee rate for the year ended March 31, 2011, was 0.33% of the Fund’s average daily net assets.

Administration Fee

Effective upon the Closing, the Investment Manager provides administration and accounting services to the Fund under an Administrative Services Agreement, including services previously performed under the Pricing and Bookkeeping Oversight and Services Agreement (the Services Agreement) as discussed in the Pricing and Bookkeeping Fees note below. In September 2010, the Board of Trustees approved an amended Administrative Services Agreement that includes an annual administration fee rate that declines from 0.07% to 0.04% as the Fund’s net assets increase and would increase the administration fees payable to the Investment Manager at certain asset levels. The amended Administrative Services Agreement was effective on March 1, 2011.

For the period from the Closing through February 28, 2011, the administration fee was equal to 0.15% of the Fund’s average daily net assets. Prior to the Closing, Columbia provided administrative services to the Fund at the same fee rates. The effective administration fee rate for the year ended March 31, 2011, was 0.14% of the Fund’s average daily net assets.

Pricing and Bookkeeping Fees

Prior to the Closing, the Fund entered into a Financial Reporting Services Agreement (the Financial Reporting Services Agreement) with State Street Bank and Trust Company (State Street) and Columbia pursuant to which State Street provides financial reporting services to the Fund. The Fund also entered into an Accounting Services Agreement (collectively with the Financial Reporting Services Agreement, the State Street Agreements) with State Street and Columbia pursuant to which State Street provides accounting services to the Fund. Upon the Closing, Columbia assigned and delegated its rights and obligations under the State Street Agreements to the Investment Manager. Under the State Street Agreements, the Fund pays State Street an annual fee of $38,000 paid monthly plus an additional monthly fee based on an annualized

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percentage rate of average daily net assets of the Fund for the month. The aggregate fee will not exceed $140,000 per year (exclusive of out-of-pocket expenses and charges). The Fund also reimburses State Street for certain out-of-pocket expenses and charges.

Also prior to the Closing, the Fund entered into the Services Agreement with Columbia. Under the Services Agreement, Columbia provided services related to Fund expenses and the requirements of the Sarbanes-Oxley Act of 2002, and provided oversight of the accounting and financial reporting services provided by State Street. Under the Services Agreement, the Fund reimbursed Columbia for out-of-pocket expenses and charges, including fees payable to third parties, such as for pricing the Fund’s portfolio securities, incurred by Columbia in the performance of services under the Services Agreement. The Services Agreement was terminated upon the Closing. These services are now provided under the Administrative Services Agreement discussed above.

Transfer Agent Fee

In connection with the Closing, RiverSource Service Corporation, a wholly owned subsidiary of Ameriprise Financial, provides transfer agency services to the Fund under a Transfer Agency Agreement and changed its name to Columbia Management Investment Services Corp. (the Transfer Agent). The Transfer Agent has contracted with Boston Financial Data Services (BFDS) to serve as sub-transfer agent.

The Transfer Agent receives monthly account-based service fees based on the number of open accounts and is reimbursed by the Fund for the fees and expenses the Transfer Agent pays to financial intermediaries that maintain omnibus accounts with the Fund that is a percentage of the average aggregate value of the Fund’s shares maintained in each such omnibus account (other than omnibus accounts for which American Enterprise Investment Services Inc. is the broker of record or accounts where the beneficial shareholder is a customer of Ameriprise Financial Services, Inc., which are paid a per account fee). The Transfer Agent pays the fees of BFDS for services as sub-transfer agent and, is not entitled to reimbursement for such fees from the Fund (with the exception of out-of pocket fees). The Transfer Agent also receives compensation from fees for various shareholder services and reimbursements for certain out-of -pocket expenses.

Prior to the Closing, Columbia Management Services, Inc., an affiliate of Columbia and an indirect, wholly owned subsidiary of BOA, provided transfer agency services to the Fund and contracted with BFDS to serve as sub-transfer agent, under the same fee structure.

Class I shares do not pay transfer agent fees. For the year ended March 31, 2011, the Fund’s effective transfer agent fee rate for each class, with the exception of Class I shares, as a percentage of each class’ average daily net assets was as follows:

Class A	Class B	Class C	Class R	Class W	Class Z
0.16%	0.16%	0.16%	0.16%	0.17%	0.16%

An annual minimum account balance fee of $20 may apply to certain accounts with a value below the Fund’s initial minimum investment requirements to reduce the impact of small accounts on transfer agent fees. These minimum account balance fees are recorded as part of expense reductions on the Statement of Operations. For the year ended March 31, 2011, no minimum account balance fees were charged by the Fund.

Underwriting Discounts, Service and Distribution Fees

In connection with the Closing, RiverSource Fund Distributors, Inc., an indirect wholly owned subsidiary of Ameriprise Financial, provides distribution and shareholder services to the Fund and changed its name to Columbia Management Investment Distributors, Inc. (the Distributor). Pursuant to Rule 12b-1 under the 1940 Act, the Board of Trustees has approved, and the Fund has adopted, distribution and shareholder service plans (the Plans) which set the distribution and service fees for the Fund. These fees are calculated daily and are intended to compensate the Distributor and/or eligible selling and/or servicing agents for selling shares of the Fund and providing services to investors.

The Plans require the payment of a monthly service fee to the Distributor at the maximum annual rate of 0.25% of the average daily net assets attributable to Class A, Class B, Class C and Class W shares of the Fund. The Plans also require the payment of a monthly distribution fee to the Distributor at the maximum annual rates of 0.10% of the average daily net assets attributable to Class A shares, 0.75% of the average daily net assets attributable to Class B and Class C shares, 0.50% of the average daily net assets attributable to Class R shares and 0.25% of the average daily net assets attributable to Class W shares.

Effective September 7, 2010, the Fund may pay distribution and service fees up to a maximum annual rate of 0.35% of the Fund’s average daily net assets attributable to Class A shares (comprised of up to 0.10% for distribution services and up to 0.25% for shareholder services), but limited such fees to an aggregate of not

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more than 0.25% for Class A shares. Prior to September 7, 2010, the Distributor voluntarily agreed to waive a portion of the distribution and service fees for Class A shares of the Fund so that the combined fee did not exceed 0.25% annually of Class A average daily net assets.

The Distributor has voluntarily agreed to waive a portion of the distribution and service fees for Class C shares so that the combined fee will not exceed 0.85% annually of Class C average daily net assets. These arrangements may be modified or terminated by the Distributor at any time.

The Fund may pay a distribution fee of up to 0.25% of the Fund’s average daily net assets attributable to Class W shares and a service fee of up to 0.25% of the Fund’s average daily net assets attributable to Class W shares, provided, however, that the aggregate fee shall not exceed 0.25% of the Fund’s average daily net assets attributable to Class W shares.

Prior to the Closing, Columbia Management Distributors, Inc., an affiliate of Columbia and an indirect, wholly owned subsidiary of BOA, was the principal underwriter of the Fund’s shares. There were no changes to the underwriting discount structure of the Fund, the service or distribution fee rates paid by the Fund, or the distribution and service fee waivers for the Class A or Class C shares as a result of the Transaction.

Sales Charges

Sales charges, including front-end and CDSC’s, received by the Distributor for distributing Fund shares were $12,171 for Class A, $7,332 for Class B and $4,018 for Class C shares for the year ended March 31, 2011.

Fee Waivers and Expense Reimbursements

Effective March 1, 2011, the Investment Manager and certain of its affiliates have contractually agreed to waive fees or reimburse expenses, through July 31, 2012, so that the Fund’s ordinary operating expenses (excluding certain expenses described below), after giving effect to any balance credits or overdraft charges from the Fund’s custodian, do not exceed the annual rates of 0.84%, 1.59%, 1.59%, 0.52%, 1.09%, 0.84% and 0.59% of the Fund’s average daily net assets attributable to Class A, Class B, Class C, Class I, Class R, Class W and Class Z shares, respectively. The following expenses are excluded from the Fund’s ordinary operating expenses when calculating the cap, and therefore will be paid by the Fund: taxes (including foreign transaction taxes), expenses associated with investment in other pooled investment vehicles (including exchange traded funds and other affiliated and unaffiliated mutual funds), transaction costs and brokerage commissions, costs related to any securities lending program, dividend expenses associated with securities sold short, inverse floater program fees and expenses, transaction charges and interest on borrowed money, interest, extraordinary expenses and any other expenses the exclusion of which is specifically approved by the Fund’s Board. This agreement may be modified or amended only with approval from all parties. Merger costs are treated as extraordinary expenses and therefore not subject to the Fund’s expense limits.

For the period May 1, 2010 through February 28, 2011, the Investment Manager voluntarily agreed to bear a portion of the Fund’s expenses so that the Fund’s ordinary operating expenses (excluding brokerage commissions, interest, taxes and extraordinary expenses, but including custodian charges relating to overdrafts, if any), after giving effect to any balance credits from the Fund’s custodian, do not exceed the annual rates of 0.95%, 1.70%, 1.70%, 0.57%, 1.20%, 0.95% and 0.70% of the Fund’s average daily net assets attributable to Class A, Class B, Class C, Class I, Class R, Class W and Class Z shares, respectively.

Prior to May 1, 2010, Columbia voluntarily agreed to reimburse a portion of the Fund’s expenses so that the Fund’s ordinary operating expenses (excluding any distribution and service fees, brokerage commissions, interest, taxes and extraordinary expenses, but including custodian charges relating to overdrafts, if any), after giving effect to any balance credits from the Fund’s custodian, did not exceed 0.70% of the Fund’s average daily net assets on an annualized basis.

Fees Paid to Officers and Trustees

All officers of the Fund are employees of the Investment Manager or its affiliates and, with the exception of the Fund’s Chief Compliance Officer, receive no compensation from the Fund. The Board of Trustees has appointed a Chief Compliance Officer to the Fund in accordance with federal securities regulations. The Fund, along with other affiliated funds, pays its pro-rata share of the expenses associated with the Chief Compliance Officer. The Fund’s expenses for the Chief Compliance Officer will not exceed $15,000 per year.

Trustees are compensated for their services to the Fund, as set forth on the Statement of Operations. The Trust’s eligible Trustees may participate in a deferred compensation plan which may be terminated at any time. Obligations of the plan will be paid solely out of the Fund’s assets.

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Note 4. Custody Credits

The Fund has an agreement with its custodian bank under which custody fees may be reduced by balance credits. These credits are recorded as part of expense reductions on the Statement of Operations. The Fund could have invested a portion of the assets utilized in connection with the expense offset arrangement in an income-producing asset if it had not entered into such an agreement. For the year ended March 31, 2011, these custody credits reduced total expenses by $1,296 for the Fund.

Note 5. Portfolio Information

The cost of purchases and proceeds from sales of securities, excluding short-term obligations, aggregated $3,955,491,446 and $4,048,824,498, respectively, for the year ended March 31, 2011, of which $2,528,248,891 and $2,422,247,279, respectively, were U.S. Government securities.

Note 6. Regulatory Settlements

During the year ended March 31, 2010, the Fund received payments totaling $62,349 resulting from certain regulatory settlements with third parties in which the Fund had participated. The payments have been included in “Increase from regulatory settlements” in the Statement of Changes in Net Assets.

Note 7. Lending of Portfolio Securities

The Fund may lend its securities to certain approved brokers, dealers and other financial institutions. Each loan is collateralized by cash, in an amount at least equal to the market value of the securities loaned plus accrued income from the investment of collateral. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. The collateral received is invested and the income generated by the investment of the collateral, net of any fees remitted to State Street as the lending agent and borrower rebates, is paid to the Fund. Generally, in the event of borrower default, the Fund has the right to use the collateral to offset any losses incurred. In the event the Fund is delayed or prevented from exercising its right to dispose of the collateral, there may be a potential loss to the Fund. The Fund bears the risk of loss with respect to the investment of collateral.

Note 8. Shareholder Concentration

As of March 31, 2011, one shareholder account owned 52.5% of the outstanding shares of the Fund. Purchase and redemption activity of this account may have a significant effect on the operations of the Fund.

Note 9. Line of Credit

Prior to March 28, 2011, the Fund and other affiliated funds participated in a $280,000,000 committed, unsecured revolving line of credit provided by State Street. Effective March 28, 2011, the commitment was reduced to $225,000,000. The maximum amount that may be borrowed by any fund is limited to the lesser of $200,000,000 and the Fund’s borrowing limit set forth in the Fund’s registration statement. Borrowings are available for short-term liquidity or temporary or emergency purposes.

Effective October 14, 2010, interest is charged to each participating fund based on the fund’s borrowings at a rate per annum equal to the greater of the Federal Funds Rate plus 1.25% or the overnight LIBOR Rate plus 1.25%. In addition, a commitment fee of 0.125% per annum is accrued and apportioned among the participating funds pro rata based on their relative net assets.

Prior to October 14, 2010, interest was charged to each participating fund at the same rates. In addition, a commitment fee of 0.15% per annum was accrued and apportioned among the participating funds pro rata based on their relative net assets.

For the year ended March 31, 2011, the average daily loan balance outstanding on days where borrowing existed was $9,773,333 at a weighted average interest rate of 1.51%.

Note 10. Federal Tax Information

The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. Reclassifications are made to the Fund’s capital accounts for permanent tax differences to reflect income and gains available for distribution (or available capital loss carryforwards) under income tax regulations.

For the year ended March 31, 2011, permanent book and tax basis differences resulting primarily from differing treatments for foreign currency transactions, capital loss carryforwards from merger, market discount accretion/amortization on debt securities and defaulted bonds were identified and reclassified among the components of the Fund’s net assets as follows:

Overdistributed Net Investment Income	Accumulated Net Realized Loss	Paid-In Capital
$6,742,653	$(39,874,419)	$33,131,766

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Net investment income and net realized gains (losses), as disclosed on the Statement of Operations, and net assets were not affected by this reclassification.

The tax character of distributions paid during the years ended March 31, 2011 and March 31, 2010 was as follows:

	March 31, 2011	March 31, 2010
Distributions paid from:
Ordinary Income*	$99,466,144	$118,424,847

*	For tax purposes short-term capital gain distributions, if any, are considered ordinary income distributions.

As of March 31, 2011, the components of distributable earnings on a tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Net Unrealized Appreciation*
$15,950,649	$—	$10,943,121

*	The differences between book-basis and tax-basis net unrealized appreciation are primarily due to deferral of losses from wash sales.

Unrealized appreciation and depreciation at March 31, 2011, based on cost of investments for federal income tax purposes were:

Unrealized appreciation	$106,192,608
Unrealized depreciation	(95,249,487)

Net unrealized appreciation	$10,943,121

The following capital loss carryforwards may be available to reduce taxable income arising from future net realized gains on investments, if any, to the extent permitted by the Internal Revenue Code:

Year of Expiration	Capital Loss Carryforwards
2016	$29,716,227
2017	3,958,085
2018	3,942,436

$37,616,748

Of the capital loss carryforwards attributable to the Fund, $29,716,227 [will expire in 2016] was acquired from the merger with Columbia Total Return Bond Fund, all of which remains.

Capital loss carryforwards of $44,174,559 were utilized during the year ended March 31, 2011. Any capital loss carryforwards acquired as part of a merger that are permanently lost due to provisions under the Internal Revenue Code are included as being expired.

Management of the Fund has concluded that there are no significant uncertain tax positions that would require recognition in the financial statements. However, management’s conclusion may be subject to review and adjustment at a later date based on factors including, but not limited to, new tax laws, regulations, and administrative interpretations (including relevant court decisions). The Fund’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.

Note 11. Significant Risks and Contingencies

Sector Focus Risk

The Fund may focus its investments in certain sectors, subjecting it to greater risk than a fund that is less focused.

High-Yield Securities Risk

Investing in high-yield fixed income securities may involve greater credit risk and considerations not typically associated with investing in U.S. Government bonds and other higher quality fixed income securities. These securities are non-investment grade securities, often referred to as “junk” bonds. Economic downturns may disrupt the high yield market and impair the ability of issuers to repay principal and interest. Also, an increase in interest rates would likely have an adverse impact on the value of such obligations. Moreover, high-yield securities may be less liquid to the extent that there is no established secondary market.

Asset-Backed Securities Risk

The value of asset-backed securities may be affected by, among other factors, changes in interest rates, the market’s assessment of the quality of underlying assets, the creditworthiness of the servicer for the underlying assets, factors concerning the interests in and structure of the issuer or the originator of the underlying assets, or the creditworthiness or rating of the entities that provide any supporting letters of credit, surety bonds, derivative instruments, or other credit enhancement. The value of asset-backed securities also will be affected by the exhaustion, termination or expiration of any credit enhancement. Most asset-backed securities are subject to prepayment risk, which is the possibility that the underlying debt may be refinanced or prepaid prior to maturity during periods of

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declining or low interest rates, causing the Fund to have to reinvest the money received in securities that have lower yields. In addition, the impact of prepayments on the value of asset-backed securities may be difficult to predict and may result in greater volatility.

Mortgage-Backed Securities Risk

The value of mortgage-backed securities may be affected by, among other things, changes in interest rates, factors concerning the interests in and structure of the issuer or the originator of the mortgages, the creditworthiness of the entities that provide any supporting letters of credit, surety bonds or other credit enhancements or the quality of underlying assets or the market’s assessment thereof. Mortgage-backed securities are subject to prepayment risk, which is the possibility that the underlying mortgage may be refinanced or prepaid prior to maturity during periods of declining or low interest rates, causing the Fund to have to reinvest the money received in securities that have lower yields. In addition, the impact of prepayments on the value of mortgage-backed securities may be difficult to predict and may result in greater volatility.

Note 12. Subsequent Event

Management has evaluated the events and transactions that have occurred through the date the financial statements were issued. Other than as noted below, there were no items requiring adjustment of the financial statements or additional disclosure.

Effective May 16, 2011, the line of credit commitment with State Street was reduced to $150,000,000, and the maximum amount that may be borrowed by any fund was limited to the lesser of $120,000,000 and the Fund’s borrowing limit set forth in the Fund’s registration statement.

Note 13. Information Regarding Pending and Settled Legal Proceedings

In June 2004, an action captioned John E. Gallus et al. v. American Express Financial Corp. and American Express Financial Advisors Inc. was filed in the United States District Court for the District of Arizona. The plaintiffs allege that they are investors in several American Express Company (now known as RiverSource) mutual funds and they purport to bring the action derivatively on behalf of those funds under the Investment Company Act of 1940. The plaintiffs allege that fees allegedly paid to the defendants by the funds for investment advisory and administrative services are excessive. The plaintiffs seek remedies including restitution and rescission of investment advisory and distribution agreements. The plaintiffs voluntarily agreed to transfer this case to the United States District Court for the District of Minnesota (the District Court). In response to defendants’ motion to dismiss the complaint, the District Court dismissed one of plaintiffs’ four claims and granted plaintiffs limited discovery. Defendants moved for summary judgment in April 2007. Summary judgment was granted in the defendants’ favor on July 9, 2007. The plaintiffs filed a notice of appeal with the Eighth Circuit Court of Appeals (the Eighth Circuit) on August 8, 2007. On April 8, 2009, the Eighth Circuit reversed summary judgment and remanded to the District Court for further proceedings. On August 6, 2009, defendants filed a writ of certiorari with the U.S. Supreme Court (the Supreme Court), asking the Supreme Court to stay the District Court proceedings while the Supreme Court considers and rules in a case captioned Jones v. Harris Associates, which involves issues of law similar to those presented in the Gallus case. On March 30, 2010, the Supreme Court issued its ruling in Jones v. Harris Associates, and on April 5, 2010, the Supreme Court vacated the Eighth Circuit’s decision in the Gallus case and remanded the case to the Eighth Circuit for further consideration in light of the Supreme Court’s decision in Jones v. Harris Associates. On June 4, 2010, the Eighth Circuit remanded the Gallus case to the District Court for further consideration in light of the Supreme Court’s decision in Jones v. Harris Associates. On December 9, 2010, the District Court reinstated its July 9, 2007 summary judgment order in favor of the defendants. On January 10, 2011, plaintiffs filed a notice of appeal with the Eighth Circuit.

In December 2005, without admitting or denying the allegations, American Express Financial Corporation (AEFC, which is now known as Ameriprise Financial, Inc. (Ameriprise Financial)), entered into settlement agreements with the Securities and Exchange Commission (SEC) and Minnesota Department of Commerce (MDOC) related to market timing activities. As a result, AEFC was censured and ordered to cease and desist from committing or causing any violations of certain provisions of the Investment Advisers Act of 1940, the Investment Company Act of 1940, and various Minnesota laws. AEFC agreed to pay disgorgement of $10 million and civil money penalties of $7 million. AEFC also agreed to retain an independent distribution consultant to assist in developing a plan for distribution of all disgorgement and civil penalties ordered by the SEC in accordance with various undertakings detailed at http://www.sec.gov/litigation/admin/ia-2451.pdf. Ameriprise Financial and its affiliates have cooperated with the SEC and the MDOC in these legal proceedings, and have made regular reports to the funds’ Boards of Directors/Trustees.

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Ameriprise Financial and certain of its affiliates have historically been involved in a number of legal, arbitration and regulatory proceedings, including routine litigation, class actions, and governmental actions, concerning matters arising in connection with the conduct of their business activities. Ameriprise Financial believes that the Funds are not currently the subject of, and that neither Ameriprise Financial nor any of its affiliates are the subject of, any pending legal, arbitration or regulatory proceedings that are likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds. Ameriprise Financial is required to make 10-Q, 10-K and, as necessary, 8-K filings with the Securities and Exchange Commission on legal and regulatory matters that relate to Ameriprise Financial and its affiliates. Copies of these filings may be obtained by accessing the SEC website at www.sec.gov.

There can be no assurance that these matters, or the adverse publicity associated with them, will not result in increased fund redemptions, reduced sale of fund shares or other adverse consequences to the Funds. Further, although we believe proceedings are not likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds, these proceedings are subject to uncertainties and, as such, we are unable to estimate the possible loss or range of loss that may result. An adverse outcome in one or more of these proceedings could result in adverse judgments, settlements, fines, penalties or other relief that could have a material adverse effect on the consolidated financial condition or results of operations of Ameriprise Financial.

Note 14. Fund Merger

At the close of business on March 11, 2011, Columbia Intermediate Bond Fund acquired the assets and assumed the identified liabilities of Columbia Total Return Bond Fund. The reorganization was completed after shareholders approved the plan on February 15, 2011. The purpose of the transaction was to combine two funds managed by the Investment Manager with comparable investment objectives and strategies.

The aggregate net assets of Columbia Intermediate Bond Fund immediately before the acquisition were $2,109,939,475 and the combined net assets immediately after the acquisition were $3,130,592,718.

The merger was accomplished by a tax-free exchange of 101,858,165 shares of Columbia Total Return Bond Fund, valued at $1,020,653,243.

In exchange for Columbia Total Return Bond Fund shares and net assets, Columbia Intermediate Bond Fund issued the following number of shares:

Shares
Class A	2,333,001
Class B	241,230
Class C	356,235
Class Z	109,206,406

For financial reporting purposes, net assets received and shares issued by Columbia Intermediate Bond Fund were recorded at fair value; however, Columbia Total Return Bond Fund’s cost of investments was carried forward to align ongoing reporting of Columbia Intermediate Bond Fund’s realized and unrealized gains and losses with amounts distributable to shareholders for tax purposes.

The financial statements reflect the operations of Columbia Intermediate Bond Fund for the period prior to the merger and the combined fund for the period subsequent to the merger. Because the combined investment portfolios have been managed as a single integrated portfolio since the merger was completed, it is not practicable to separate the amounts of revenue and earnings of Columbia Total Return Bond Fund that have been included in the combined Fund’s Statement of Operations since the merger was completed.

Assuming the merger had been completed on April 1,2010, the Fund’s pro-forma net investment income (loss), net gain (loss) on investments, net change in unrealized appreciation (depreciation) and net increase in net assets from operations for the year ended March 31,2011 would have been approximately $142.3 million, $80.0, million ($24.8 million) and $197.5 million, respectively.

Report of Independent Registered Public Accounting Firm

To the Trustees of Columbia Funds Series Trust I and the Shareholders of Columbia Intermediate Bond Fund

In our opinion, the accompanying statement of assets and liabilities, including the investment portfolio, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Columbia Intermediate Bond Fund (the “Fund”) (a series of Columbia Funds Series Trust I) at March 31, 2011, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at March 31, 2011 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Boston, Massachusetts

May 20, 2011

Fund Governance

The Trustees serve terms of indefinite duration. The names, addresses and birth years of the Trustees and Officers of the Funds in the Columbia Funds Series Trust I, the year each was first elected or appointed to office, their principal business occupations during at least the last five years, the number of Funds overseen by each Trustee and other directorships they hold are shown below. Each officer listed below serves as an officer of each Fund in the Columbia Funds Series Trust I.

Independent Trustees

Name, Address and Year of Birth, Position with Funds, Year First Elected or Appointed to Office	Principal Occupation(s) During Past Five Years, Number of Funds in Columbia Funds Complex Overseen by Trustee, Other Directorships Held

John D. Collins (born 1938)
c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Boston, MA 02110 Trustee (since 2005)

Retired. Consultant, KPMG, LLP (accounting and tax firm) from July 1999 to June 2000; Partner, KPMG, LLP from March 1962 to June 1999. Oversees 46; Mrs. Fields

Original Cookies, Inc. (consumer products); Suburban Propane Partners, L.P.; and Montpelier Re (insurance underwriting firm)

Rodman L. Drake (born 1943)
c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Boston, MA 02110 Trustee (since 1994) and Chairman of the Board (since 2009)	Independent consultant since 2010; Co-Founder of Baringo Capital LLC (private equity) from 1997 to 2008; CEO of Crystal River Capital, Inc. (real estate investment trust) from 2003 to 2010; Oversees 46; Jackson Hewitt Tax Service Inc. (tax preparation services); Celgene Corporation (global biotechnology company); Student Loan Corporation (student loan provider); Crystal River Capital, Inc. from 2005 to 2010; Parsons Brinckerhoff from 1995 to 2008; the Helios Funds (closed-end funds); and Apex Silver Mines Ltd. from 2007 to 2009

Douglas A. Hacker (born 1955)
c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Boston, MA 02110 Trustee (since 1996)	Independent business executive since May 2006; Executive Vice President–Strategy of United Airlines (airline) from December 2002 to May 2006; President of UAL Loyalty Services (airline marketing company) from September 2001 to December 2002; Executive Vice President and Chief Financial Officer of United Airlines from July 1999 to September 2001. Oversees 46; Nash Finch Company (food distributor); Aircastle Limited (aircraft leasing); and SeaCube Container Leasing Ltd (container leasing)

Janet Langford Kelly (born 1957)
c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Boston, MA 02110 Trustee (since 1996)	Senior Vice President, General Counsel and Corporate Secretary, ConocoPhillips (integrated energy company) since September 2007; Deputy General Counsel–Corporate Legal Services, ConocoPhillips from August 2006 to August 2007; Partner, Zelle, Hofmann, Voelbel, Mason & Gette LLP (law firm) from March 2005 to July 2006; Adjunct Professor of Law, Northwestern University, from September 2004 to June 2006; Director, UAL Corporation (airline) from February 2006 to July 2006; Oversees 46; None

William E. Mayer (born 1940)
c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Boston, MA 02110 Trustee (since 1994)	Partner, Park Avenue Equity Partners (private equity) since February 1999; Dean and Professor, College of Business and Management, University of Maryland from 1992 to 1996. Oversees 46; DynaVox Inc. (software developer); Lee Enterprises (print media), WR Hambrecht + Co. (financial service provider); BlackRock Kelso Capital Corporation (investment company)

Fund Governance (continued)

Independent Trustees (continued)

Name, Address and Year of Birth, Position with Funds, Year First Elected or Appointed to Office	Principal Occupation(s) During Past Five Years, Number of Funds in Columbia Funds Complex Overseen by Trustee, Other Directorships Held

David M. Moffett (born 1952)
c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Boston, MA 02110 Trustee (since 2011)

Retired. Chief Executive Officer, Federal Home Loan Mortgage Corporation, from 2008 to 2009; Senior Adviser, Global Financial Services Group, Carlyle Group, Inc., from 2007 to 2008; Vice Chairman and Chief Financial Officer, U.S. Bancorp, from 1993 to 2007. Oversees 46; CIT Group Inc. (commercial and consumer finance), eBay Inc. (online trading community), MBIA Corp (financial service provider), E.W. Scripps Co. (print and television media), Building Materials Holding Corp. (building materials and construction services), and University of Oklahoma Foundation.

Charles R. Nelson (born 1942)
c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Boston, MA 02110 Trustee (since 1981)	Professor of Economics, University of Washington, since January 1976; Ford and Louisa Van Voorhis Professor of Political Economy, University of Washington, since September 1993; Adjunct Professor of Statistics, University of Washington, since September 1980; Associate Editor, Journal of Money Credit and Banking, 1993-2008; Consultant on econometric and statistical matters. Oversees 46; None

John J. Neuhauser (born 1943)
c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Boston, MA 02110 Trustee (since 1984)	President, Saint Michael’s College, since August 2007; Director or Trustee of several non-profit organization, including Fletcher Allen Health Care, Inc.; University Professor, Boston College from November 2005 to August 2007; Academic Vice President and Dean of Faculties, Boston College from August 1999 to October 2005. Oversees 46; Liberty All-Star Equity Fund and Liberty All-Star Growth Fund, Inc. (closed-end funds)

Jonathan Piel (born 1938)
c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Boston, MA 02110 Trustee (since 1994)	Cable television producer and website designer; The Editor, Scientific American from 1984 to 1994; Vice President, Scientific American, Inc., from 1984 to 1994; Member, Advisory Board, Stone Age Institute, Bloomington, Indiana (research institute that explores the effect of technology on human evolution); Member, Board of Directors of the National Institute of Social Sciences, New York City; Member, Board of Trustees of the William Alanson White Institute, New York City (institution for training psychoanalysts); and Member, Advisory Board, Mount Sinai Children’s Environmental Health Center, New York. Oversees 46; None

Patrick J. Simpson (born 1944)
c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Boston, MA 02110 Trustee (since 2000)	Partner, Perkins Coie LLP (law firm). Oversees 46; None

Anne-Lee Verville (born 1945)
c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Boston, MA 02110 Trustee (since 1998)	Retired since 1997 (formerly General Manager–Global Education Industry from 1994 to 1997, President–Application Systems Division from 1991 to 1994, Chief Financial Officer–US Marketing & Services from 1988 to 1991, and Chief Information Officer from 1987 to 1988, IBM Corporation (computer and technology)). Oversees 46; Enesco Group, Inc. (producer of giftware and home and garden decor products) from 2001 to 2006

Fund Governance (continued)

Interested Trustee

Name, Address and Year of Birth, Position with Funds, Year First Elected or Appointed to Office	Principal Occupation(s) During Past Five Years, Number of Funds in Columbia Funds Complex Overseen by Trustee, Other Directorships Held

Michael A. Jones (born 1959)
c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Boston, MA 02110 Trustee (since 2011) Senior Vice President (since 2010)	President and Director, Columbia Management Investment Advisers, LLC since May 2010; President and Director, Columbia Management Investment Distributors, Inc. since May 2010; Manager, Chairman, Chief Executive Officer and President, Columbia Management Advisors, LLC from 2007 to April 2010; Chief Executive Officer, President and Director, Columbia Management Distributors, Inc. from November 2006 to April 2010; previously, co-president and senior managing director at Robeco Investment Management. Oversees 46; None

The Statement of Additional Information includes additional information about the Trustees of the Funds and is available, without charge, upon request by calling 1-800-345-6611.

Fund Governance (continued)

Officers

Name, Year of Birth and Address	Principal Occupation(s) During the Past Five Years

J. Kevin Connaughton (born 1964)
225 Franklin Street Boston, MA 02110 President (since 2009)	Senior Vice President and General Manager–Mutual Fund Products, Columbia Management Investment Advisers, LLC since May 2010; President, Columbia Funds, since 2009, and RiverSource Funds, since May 2010 (previously Senior Vice President and Chief Financial Officer, Columbia Funds, from June 2008 to January 2009, Treasurer, Columbia Funds, from October 2003 to May 2008, and senior officer of various other affiliated funds since 2000); Managing Director, Columbia Management Advisors, LLC from December 2004 to April 2010.

Michael G. Clarke (born 1969)
225 Franklin Street Boston, MA 02110 Treasurer (since 2011) and Chief Financial Officer (since 2009)	Vice President, Columbia Management Investment Advisers, LLC since May 2010; Managing Director of Fund Administration, Columbia Management Advisors, LLC, from September 2004 to April 2010; senior officer of Columbia Funds and affiliated funds since 2002.

Scott R. Plummer (born 1959)
5228 Ameriprise Financial Center Minneapolis, MN 55474 Senior Vice President, Secretary and Chief Legal Officer (since 2010)	Chief Legal Officer and Assistant Secretary, Columbia Management Investment Advisers, LLC since June 2005; Vice President and Lead Chief Counsel–Asset Management, Ameriprise Financial, Inc. since May 2010 (previously Vice President and Chief Counsel–Asset Management, from 2005 to April 2010, and Vice President–Asset Management Compliance from 2004 to 2005); Vice President, Chief Counsel and Assistant Secretary, Columbia Management Investment Distributors, Inc. since 2008; Vice President, General Counsel and Secretary, Ameriprise Certificate Company since 2005; Chief Counsel, RiverSource Distributors, Inc. since 2006; Vice President, General Counsel and Secretary, RiverSource Funds, since December 2006; Senior Vice President, Secretary and Chief Legal Officer, Columbia Funds, since May 2010.

Linda J. Wondrack (born 1964)
225 Franklin Street Boston, MA 02110 Senior Vice President and Chief Compliance Officer (since 2007)	Vice President and Chief Compliance Officer, Columbia Management Investment Advisers, LLC since May 2010; Chief Compliance Officer, Columbia Funds, since 2007, and RiverSource Funds, since May 2010; Director (Columbia Management Group, LLC and Investment Product Group Compliance), Bank of America, from June 2005 to April 2010; Director of Corporate Compliance and Conflicts Officer of MFS Investment Management (investment management) from August 2004 to May 2005.

William F. Truscott (born 1960)
53600 Ameriprise Financial Center Minneapolis, MN 55474 Senior Vice President (since 2010)	Chairman of the Board, Columbia Management Investment Advisers, LLC since May 2010 (previously President, Chairman of the Board and Chief Investment Officer, from 2001 to April 2010); Chief Executive Officer, U.S. Asset Management & President, Annuities, Ameriprise Financial, Inc. since May 2010 (previously President–U.S. Asset Management and Chief Investment Officer from 2005 to April 2010, and Senior Vice President–Chief Investment Officer, from 2001 to 2005); Director, President and Chief Executive Officer, Ameriprise Certificate Company since 2006; Director, Columbia Management Investment Distributors, Inc. since May 2010 (previously Chairman of the Board and Chief Executive Officer from 2008 to April 2010); Chairman of the Board and Chief Executive Officer, RiverSource Distributors, Inc. since 2006.

Fund Governance (continued)

Officers (continued)

Name, Year of Birth and Address	Principal Occupation(s) During the Past Five Years

Colin Moore (born 1958)
225 Franklin Street Boston, MA 02110 Senior Vice President (since 2010)	Director and Chief Investment Officer, Columbia Management Investment Advisers, LLC since May 2010; Manager, Managing Director and Chief Investment Officer of Columbia Management Advisors, LLC from 2007 to April 2010; Head of Equities, Columbia Management Advisors, LLC from 2002 to 2007.

Amy Johnson (born 1965)
5228 Ameriprise Financial Center Minneapolis, MN 55474 Vice President (since 2010)	Senior Vice President and Chief Operating Officer, Columbia Management Investment Advisers, LLC since May 2010 (previously Chief Administrative Officer, from 2009 until April 2010, Vice President–Asset Management and Trust Company Services, from 2006 to 2009, and Vice President–Operations and Compliance from 2004 to 2006).

Joseph F. DiMaria (born 1968)
225 Franklin Street Boston, MA 02110 Vice President (since 2011) and Chief Accounting Officer (since 2008)	Vice President, Mutual Fund Administration, Columbia Management Investment Advisers, LLC, since May 2010; Director of Fund Administration, Columbia Management Advisors, LLC from January 2006 to April 2010; Head of Tax/Compliance and Assistant Treasurer, Columbia Management Advisors, LLC, from November 2004 to December 2005.

Paul D. Pearson (born 1956)
5228 Ameriprise Financial Center Minneapolis, MN 55474 Vice President and Assistant Treasurer (since 2011)	Vice President, Investment Accounting, Columbia Management Investment Advisers, LLC, since May 2010; Vice President, Managed Assets, Investment Accounting, Ameriprise Financial Corporation.

Paul B. Goucher (born 1968)
5228 Ameriprise Financial Center Minneapolis, MN 55474 Vice President and Assistant Treasurer (since 2010)	Vice President and Chief Counsel of Ameriprise Financial since January 2010 (formerly Vice President and Group Counsel from November 2008 to January 2010); Director, Managing Director and General Counsel of J. & W. Seligman & Co. Incorporated (Seligman) from July 2008 to November 2008 and Managing Director and Associate General Counsel of Seligman from January 2005 to July 2008.

Christopher O. Petersen (born 1970)
5228 Ameriprise Financial Center Minneapolis, MN 55474 Vice President and Assistant Treasurer (since 2010)	Vice President and Chief Counsel, Ameriprise Financial since January 2010 (formerly Vice President and Group Counsel or Counsel from April 2004 to January 2010); Assistant Secretary of RiverSource Funds since January 2007.

Michael E. DeFao (born 1968)
5228 Ameriprise Financial Center Minneapolis, MN 55474 Vice President and Assistant Treasurer (since 2011)	Vice President and Chief Counsel, Ameriprise Financial since May 2010; Associate General Counsel Bank of America from June 2005 to April 2010.

Stephen T. Welsh (born 1957)
225 Franklin Street Boston, MA 02110 Vice President (since 2006)	President and Director, Columbia Management Investment Services Corp. since May 2010; President and Director, Columbia Management Services, Inc. from July 2004 to April 2010; Managing Director, Columbia Management Distributors, Inc. from August 2007 to April 2010.

Shareholder Meeting Results

At a Joint Special Meeting of Shareholders held on February 15, 2011, shareholders of the Fund considered a proposal to approve a proposed amendment to the Investment Management Services Agreement with Columbia Management Investment Advisers, LLC. The proposal was approved as follows:

Votes For	Votes Against	Abstentions	Broker Non-Votes
1,096,164,358	413,329,174	7,626,156	0

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Important Information About This Report

The fund mails one shareholder report to each shareholder address. If you would like more than one report, please call shareholder services at 1-800-345-6611 and additional reports will be sent to you. This report has been prepared for shareholders of Columbia Intermediate Bond Fund.

A description of the policies and procedures that the fund uses to determine how to vote proxies and a copy of the fund’s voting records are available (i) at www.columbiamanagement.com, (ii) on the Securities and Exchange Commission’s website at www.sec.gov, and (iii) without charge, upon request, by calling 1-800-368-0346. Information regarding how the fund voted proxies relating to portfolio securities during the 12-month period ended June 30 is available from the SEC’s website. Information regarding how the fund voted proxies relating to portfolio securities is also available from the fund’s website, www.columbiamanagement.com.

The fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The fund’s Form N-Q is available on the SEC’s website at www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling
1-800-SEC-0330.

Transfer Agent

Columbia Management Investment Services Corp.

P.O. Box 8081

Boston, MA 02266-8081

1-800-345-6611

Distributor

Columbia Management Investment

Distributors, Inc.

225 Franklin Street

Boston, MA 02110

Investment Manager

Columbia Management Investment Advisers, LLC

225 Franklin Street

Boston, MA 02110

Columbia Intermediate Bond Fund

P.O. Box 8081

Boston, MA 02266-8081

columbiamanagement.com

This information is for use with concurrent or prior delivery of a fund prospectus. Investors should consider the investment objectives, risks, charges and expenses of a mutual fund carefully before investing. For a free prospectus, which contains this and other important information about the funds, visit columbiamanagement.com. Read the prospectus carefully before investing. The Fund is distributed by Columbia Management Investment Distributors, Inc., member FINRA, and managed by Columbia Management Investment Advisers, LLC.

©2011 Columbia Management Investment Advisers, LLC. All rights reserved.

C-1186 A (05/11)

Columbia U.S. Treasury Index Fund

Annual Report for the Period Ended March 31, 2011

The views expressed in this report reflect the current views of the respective parties. These views are not guarantees of future performance and involve certain risks, uncertainties and assumptions that are difficult to predict, so actual outcomes and results may differ significantly from the views expressed. These views are subject to change at any time based upon economic, market or other conditions and the respective parties disclaim any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Columbia Fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any particular Columbia Fund. References to specific securities should not be construed as a recommendation or investment advice.

President’s Message

Dear Shareholder:

The Columbia Management story began over 100 years ago, and today, we are one of the nation’s largest dedicated asset managers. The recent acquisition by Ameriprise Financial, Inc. brings together the talents, resources and capabilities of Columbia Management with those of RiverSource Investments, Threadneedle (acquired by Ameriprise in 2003) and Seligman Investments (acquired by Ameriprise in 2008) to build a best-in-class asset management business that we believe is truly greater than its parts.

RiverSource Investments traces its roots to 1894 when its then newly-founded predecessor, Investors Syndicate, offered a face-amount savings certificate that gave small investors the opportunity to build a safe and secure fund for retirement, education or other special needs. A mutual fund pioneer, Investors Syndicate launched Investors Mutual Fund in 1940. In the decades that followed, its mutual fund products and services lineup grew to include a full spectrum of styles and specialties. More than 110 years later, RiverSource continues to be a trusted financial products leader.

Threadneedle, a leader in global asset management and one of Europe’s largest asset managers, offers sophisticated international experience from a dedicated U.K. management team. Headquartered in London, it is named for Threadneedle Street in the heart of the city’s financial district, where British investors pioneered international and global investing. Threadneedle was acquired in 2003 and today operates as an affiliate of Columbia Management.

Seligman Investments’ beginnings date back to the establishment of the investment firm J. & W. Seligman & Co. in 1864. In the years that followed, Seligman played a major role in the geographical expansion and industrial development of the United States. In 1874, President Ulysses S. Grant named Seligman as fiscal agent for the U.S. Navy — an appointment that would last through World War I. Seligman helped finance the westward path of the railroads and the building of the Panama Canal. The firm organized its first investment company in 1929 and began managing its first mutual fund in 1930. In 2008, J. & W. Seligman & Co. Incorporated was acquired and Seligman Investments became an offering brand of RiverSource Investments, LLC.

We are proud of the rich and distinctive history of these firms, the strength and breadth of products and services they offer, and the combined cultures of pioneering spirit and forward thinking. Together we are committed to providing more for our shareholders than ever before.

■

A singular focus on our shareholders. Our business is asset management, so investors are our first priority. We dedicate our resources to identifying timely investment opportunities and provide a comprehensive choice of equity, fixed-income and alternative investments to help meet your individual needs.

■

First-class research and thought leadership. We are dedicated to helping you take advantage of today’s opportunities and anticipate tomorrow’s. We stay abreast of the latest investment trends and ideas, using our collective insight to evaluate events and transform them into solutions you can use.

■

A disciplined investment approach. We aren’t distracted by passing fads. Our teams adhere to a rigorous investment process that helps ensure the integrity of our products and enables you and your financial advisor to match our solutions to your objectives with confidence.

When you choose Columbia Management, you can be confident that we will take the time to understand your needs and help you and your financial advisor identify the solutions that are right for you. Because at Columbia Management, we don’t consider ourselves successful unless you are.

Sincerely,

J. Kevin Connaughton

President, Columbia Funds

Investors should consider the investment objectives, risks, charges and expenses of a mutual fund carefully before investing. For a free prospectus, which contains this and other important information about the funds, visit www.columbiamanagement.com. The prospectus should be read carefully before investing.

Columbia Funds are distributed by Columbia Management Investment Distributors, Inc., member FINRA, and managed by Columbia Management Investment Advisers, LLC.

© 2011 Columbia Management Investment Advisers, LLC. All rights reserved.

Fund Profile – Columbia U.S. Treasury Index Fund

Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. Please visit www.columbiamanagement.com for daily and most recent month-end performance updates.

Summary

1-year return as of 03/31/11

+4.04% Class A shares (without sales charge)

+4.46% Citigroup Bond U.S. Treasury Index

Summary

■	For the 12-month period that ended March 31, 2011, the fund’s class A shares returned 4.04% without sales charge.

■	The fund performed generally in line with its benchmark, the Citigroup Bond U.S. Treasury Index[1], which posted a total return of 4.46% for the same period.

■	Fees generally accounted for the small performance difference between the benchmark and the fund.

Portfolio Management

William Finan has managed the fund since 2010 and has been associated with the fund’s adviser or the fund’s previous adviser or its predecessors since 2009.

Orhan Imer has managed the fund since 2010 and has been associated with the fund’s adviser or the fund’s previous adviser or its predecessors since 2009.

[1]

The Citigroup Bond U.S. Treasury Index is composed of all U.S. Treasury notes and bonds with remaining maturities of at least one year and outstanding principal of at least $25 million that are included in the Citigroup Broad Investment-Grade Bond Index. Securities in the Citigroup Bond U.S. Treasury Index are weighted by market value, that is, the price per bond or note multiplied by the number of bonds or notes outstanding.

Indices are not available for investment, are not professionally managed and do not reflect sales charges, fees, brokerage commissions, taxes or other expenses of investing. Securities in the fund may not match those in an index.

1

Economic Update – Columbia U.S. Treasury Index Fund

Summary

For the 12-month period that ended March 31, 2011

■

Strengthening economic growth and rising interest rates kept a lid on most bond market sectors. The Barclays Capital Aggregate Bond Index delivered modest results. However, high-yield bonds were strong performers, as measured by the JPMorgan Developed BB High Yield Index.

Barclays Aggregate Index	JPMorgan Index

5.12%	13.04%

■

The U.S. stock market, as measured by the S&P 500 Index, delivered solid returns, despite a summer 2010 correction. Foreign stock market returns were also positive, as measured by the MSCI EAFE Index (Net).

S&P Index	MSCI Index

15.65%	10.42%

The U.S. economy continued to expand at a solid but uneven pace over the past 12 months, as measured by gross domestic product (GDP). Although lackluster second quarter 2010 GDP growth raised fears that the economy was losing steam and might lapse back into recession, the pace picked up in the third quarter of 2010, inspiring confidence among consumers, businesses and investors. GDP expanded by 2.6% in the third quarter and 3.1% in the fourth quarter. With the Federal Reserve Board (the Fed) providing additional monetary stimulus to shore up economic growth and the extension of key tax cuts for the next two years, expectations are for continued growth in 2011. However, early estimates of first quarter 2011 growth place it just under 2.0%, a disappointment after two strong quarters and a pick-up in employment.

Consumer spending on cars, clothing and other goods generally trended higher during the 12-month period, accelerating in the fourth quarter. Holiday spending rose 5.5% between November 5, 2010 and December 24, 2010, in all retail categories, excluding automobiles, compared with the same period in 2009, according to MasterCard Advisors’ SpendingPulse, which tracks spending on all transactions including cash. Personal income surged in January 2011 as payroll tax cuts kicked in. The personal savings rate edged higher, ending February 2011, the last month for which data was available, at 5.8%.

News on the job front was increasingly positive. A good portion of the jobs added in March, April and May of 2010 were temporary, government-sponsored census positions, which began to unwind in June, July and August of 2010. However, private sector payroll employment began to trend higher in the third quarter, massive layoffs declined and job growth turned solidly positive, with the addition of 444,000 new jobs in the first quarter of 2011.

Despite some glimmers of improvement early in 2010, the housing market remained troublesome throughout the period. Both new and existing home sales fell after a federal tax credit for new and repeat homebuyers expired. Distressed properties pressured prices and foreclosures continued — another drag on prices. The inventory of unsold homes ended the period higher than it started, at 8.9 and 8.6 months for both new and existing homes, respectively, according to the National Association of Realtors and a joint release from the U.S. Census Bureau and the U.S. Department of Housing and Urban Development. The new year brought more disappointing news: Existing home sales fell in January 2011 after three months of sustained improvement. Tight credit and weak appraisals were cited as possible reasons for the decline.

Reports from the business side of the economy were generally positive. A key measure of the nation’s manufacturing situation — the Institute for Supply Management’s Index — took a somewhat surprising turn higher in the final months of the period. Technology spending rose 12% in 2010, according to the NPD Group, a national marketing research firm. Purchases of computers, networking and software returned to prerecession levels. Industrial production rose over the period, and manufacturing capacity utilized, per the report issued by the Fed — a key measure of the health of the manufacturing sector — also edged higher.

2

Economic Update (continued) – Columbia U.S. Treasury Index Fund

Bonds delivered modest returns

As the economy strengthened and interest rates edged higher, most bond sectors delivered modest returns. The Barclays Capital Aggregate Bond Index1 returned 5.12%. High-yield bonds led the fixed-income markets. For the 12 months covered by this report, the JPMorgan Developed BB High Yield Index2 returned 13.04% as default fears abated and investors grew more comfortable with risk. Despite rising yields in the second half of the period, the Treasury market was also positive. The Barclays Capital U.S. Treasury Index3 returned 4.53%. However, municipal bonds struggled in the second half of the period, as interest rates inched higher and issue supply surged ahead of the year-end expiration of the Build America Bonds program. The Barclays Capital Municipal Bond Index4 gained 1.63% for the period. Despite positive economic activity, the Fed kept a key short-term interest rate — the federal funds rate — close to zero, reflecting ongoing concerns about employment and the housing market.

Stocks moved higher despite summer 2010 decline

Against a strengthening economic backdrop, stock prices continued to rally despite a summer 2010 setback linked to a debt crisis brewing in Europe, which raised concerns among U.S. investors. These fears were short-lived and stocks regained their footing. In this environment, the S&P 500 Index5 returned 15.65% for the 12 months through March 31, 2011. Outside the United States, stock markets also delivered solid gains. The MSCI EAFE Index (Net),6 a broad gauge of stock market performance in foreign developed markets, returned 10.42% (in U.S. dollars) for the 12-month period, as concerns about the impact of a bailout for weak euro zone economies eased yet continued to restrain market performance. Emerging stock markets were strong. The MSCI Emerging Markets Index (Net)7 returned 18.46% (in U.S. dollars) for the 12-month period.

Past performance is no guarantee of future results.

[1]

The Barclays Capital Aggregate Bond Index is a market value-weighted index that tracks the daily price, coupon, pay-downs and total return performance of fixed-rate, publicly placed, dollar-denominated and non-convertible investment grade debt issues with at least $250 million par amount outstanding and with at least one year to final maturity.

[2]	The JPMorgan Developed BB High Yield Index is an unmanaged index designed to mirror the investable universe of the U.S. dollar developed, BB-rated, high yield corporate debt market.

[3]

The Barclays Capital U.S. Treasury Index includes public obligations of the U.S. Treasury. Treasury bills are excluded by the maturity constraint. In addition, certain special issues, such as state and local government series bonds (SLGs), as well as U.S. Treasury TIPS, are excluded. STRIPS are excluded from the index because their inclusion would result in double-counting.

[4]	The Barclays Capital Municipal Bond Index is considered representative of the broad market for investment-grade, tax-exempt bonds with a maturity of at least one year

[5]	The Standard & Poor’s (S&P) 500 Index tracks the performance of 500 widely held, large-capitalization U.S. stocks.

[6]

The Morgan Stanley Capital International Europe, Australasia, Far East (MSCI EAFE) Index (Net) is a free float-adjusted market capitalization index that is designed to measure the equity market performance of developed markets, excluding the U.S. & Canada. As of December 31, 2010, the MSCI EAFE Index (Net) consisted of the following 22 developed market country indices: Australia, Austria, Belgium, Denmark, Finland, France, Germany, Greece, Hong Kong, Ireland, Israel, Italy, Japan, the Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland and the United Kingdom.

[7]

The Morgan Stanley Capital International Emerging Markets (MSCI EM) Index (Net) is a free float-adjusted market capitalization index that is designed to measure equity market performance of emerging markets. As of December 31, 2010, the MSCI EM Index (Net) consisted of the following 21 emerging market country indices: Brazil, Chile, China, Colombia, Czech Republic, Egypt, Hungary, India, Indonesia, Korea, Malaysia, Mexico, Morocco, Peru, Philippines, Poland, Russia, South Africa, Taiwan, Thailand and Turkey.

Indices are not available for investment, are not professionally managed and do not reflect sales charges, fees, brokerage commissions, taxes or other expenses of investing. Securities in the fund may not match those in an index.

3

Performance Information – Columbia U.S. Treasury Index Fund

Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. Please visit www.columbiamanagement.com for daily and most recent month-end performance updates.

Net asset value per share

as of 03/31/11 ($)
Class A	11.03
Class B	11.03
Class C	11.03
Class I	11.03
Class Z	11.03

Distributions declared per share

04/01/10 – 03/31/11 ($)
Class A	0.54
Class B	0.46
Class C	0.48
Class I	0.41
Class Z	0.57

Performance of a $10,000 investment 04/01/01 – 03/31/11

The chart above shows the change in value of a hypothetical $10,000 investment in Class A shares of Columbia U.S. Treasury Index Fund during the stated time period, and does not reflect the deduction of taxes that a shareholder may pay on fund distributions or on the redemption of fund shares.

Performance of a $10,000 investment 04/01/01 – 03/31/11 ($)

Sales charge	without	with
Class A	15,743	14,998
Class B	14,794	14,794
Class C	14,976	14,976
Class I	n/a	n/a
Class Z	16,067	n/a

Average annual total return as of 03/31/11 (%)

Share class	A		B		C		I	Z
Inception	11/25/02		11/25/02		11/25/02		9/27/10	06/04/91
Sales charge	without	with	without	with	without	with	without	without
1-year	4.04	-0.86	3.27	-1.69	3.42	2.43	n/a	4.40
5-year	5.25	4.23	4.47	4.13	4.62	4.62	n/a	5.51
10-year/Life	4.64	4.14	3.99	3.99	4.12	4.12	-2.78	4.86

The “with sales charge” returns include the maximum initial sales charge of 4.75% for Class A shares and the applicable contingent deferred sales charge of 5.00% in the first year, declining to 1.00% in the sixth year and eliminated thereafter for Class B shares and 1.00% for Class C shares for the first year only. The “without sales charge” returns do not include the effect of sales charges. If they had, returns would be lower.

Performance results reflect any fee waivers or reimbursements of fund expenses by the investment advisor and/or any of its affiliates. Absent these fee waivers or expense reimbursement arrangements, performance results would have been lower.

All results shown assume reinvestment of distributions. Class Z shares are sold at net asset value with no distribution and service (Rule 12b-1) fees. Class Z shares have limited eligibility and the investment minimum requirements may vary. Please see the fund’s prospectus for details. Performance for different share classes will vary based on differences in sales charges and fees associated with each class.

Class A, Class B, Class C and Class Z share performance information includes returns of Trust shares of the Galaxy II U.S. Treasury Index Fund, the predecessor to the Fund and a series of the Galaxy Fund (the “Predecessor Fund”), for periods prior to November 25, 2002, the date on which Class A, Class B, Class C and Class Z shares were initially offered by the Fund. These returns shown for all share classes reflect any differences in sales charges, but have not been restated to reflect any differences in expenses between the Predecessor Fund share class and the newer share classes. If differences in expenses had been reflected, the returns shown for periods prior to November 25, 2002 would be lower for Class A, Class B and Class C shares.

Class I shares were initially offered on September 27, 2010.

The tables do not reflect the deduction of taxes that a shareholder may pay on fund distributions or on the redemption of fund shares

4

Understanding Your Expenses – Columbia U.S. Treasury Index Fund

As a fund shareholder, you incur two types of costs. There are transaction costs, which generally include sales charges on purchases and may include redemption fees or exchange fees. There are also ongoing costs, which generally include investment advisory fees, distribution and service (Rule 12b-1) fees and other fund expenses. The information on this page is intended to help you understand the ongoing costs of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds.

Analyzing your fund’s expenses by share class

To illustrate these ongoing costs, we have provided an example and calculated the expenses paid by investors in each share class during the period. The information in the following table is based on an initial investment of $1,000, which is invested at the beginning of the period and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the “Actual” column is calculated using the fund’s actual operating expenses and total return for the period. The amount listed in the “Hypothetical” column for each share class assumes that the return each year is 5% before expenses and is calculated based on the fund’s actual operating expenses. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during this period.

Compare with other funds

Since all mutual funds are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing costs of investing in the fund with other funds. To do so, compare the 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the ongoing costs of investing in a fund and do not reflect any transaction costs, such as sales charges, redemption fees or exchange fees.

Estimating your actual expenses

To estimate the expenses that you paid over the period, first you will need your account balance at the end of the period:

■

For shareholders who receive their account statements from Columbia Management Investment Services Corp., your account balance is available online at www.columbiamanagement.com or by calling Shareholder Services at 800.345.6611.

■	For shareholders who receive their account statements from their financial intermediary, contact your financial intermediary to obtain your account balance.
1.	Divide your ending account balance by $1,000. For example, if an account balance was $8,600 at the end of the period, the result would be 8.6.
2.	In the section of the table below titled “Expenses paid during the period,” locate the amount for your share class. You will find this number in the column labeled “Actual.” Multiply this number by the result from step 1. Your answer is an estimate of the expenses you paid on your account during the period.

If the value of your account falls below the minimum initial investment requirement applicable to you, your account may be subject to a $20 annual fee. This fee is not included in the accompanying table. If you are subject to the fee, keep it in mind when you are estimating the ongoing expenses of investing in the fund and when comparing the expenses of this fund with other funds.

10/01/10 – 3/31/11
	Account value at the beginning of the period ($)		Account value at the end of the period ($)		Expenses paid during the period ($)		Fund’s annualized expense ratio (%)
	Actual	Hypothetical	Actual	Hypothetical	Actual	Hypothetical	Actual
Class A	1,000.00	1,000.00	970.80	1,022.69	2.21	2.27	0.45
Class B	1,000.00	1,000.00	967.20	1,018.95	5.89	6.04	1.20
Class C	1,000.00	1,000.00	967.90	1,019.65	5.20	5.34	1.06
Class I	1,000.00	1,000.00	972.00	1,023.93	0.98	1.01	0.20
Class Z	1,000.00	1,000.00	972.10	1,023.93	0.98	1.01	0.20

Expenses paid during the period are equal to the annualized expense ratio for the share class, multiplied by the average account value over the period, then multiplied by the number of days in the fund’s most recent fiscal half-year and divided by 365.

Had the Investment Manager and/or any of its affiliates not waived fees or reimbursed a portion of expenses, account value at the end of the period would have been reduced.

It is important to note that the expense amounts shown in the table are meant to highlight only ongoing costs of investing in the fund and do not reflect any transaction costs, such as sales charges, redemption fees or exchange fees. Therefore, the hypothetical examples provided may not help you determine the relative total costs of owning shares of different funds. If these transaction costs were included, your costs would have been higher.

5

Portfolio Managers’ Report – Columbia U.S. Treasury Index Fund

Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. Please visit www.columbiamanagement.com for daily and most recent month-end performance updates.

Maturity breakdown

as of 03/31/11 (%)
1-5 years	57.5
5-10 years	28.1
10-20 years	6.2
20 years and over	8.2

Asset Allocation

as of 03/31/11 (%)
Government obligations	99.8
Cash & Equivalents	0.2

Maturity breakdown and asset allocation are calculated as a percentage of total investments, excluding securities lending collateral. The fund is actively managed and the composition of its portfolio will change over time.

For the 12-month period that ended March 31, 2011, the fund’s Class A shares returned 4.04% without sales charge. The fund’s Class Z shares returned 4.40%. The Citigroup Bond U.S. Treasury Index posted a total return of 4.46% over the same period. The fund incurs expenses while the index does not, and fees generally accounted for the difference between the fund’s return and that of the index. The fund underperformed the 6.07% average return of the funds in its peer group, the Lipper General U.S. Treasury Funds Index Classification. In general, risk-taking was rewarded in the fixed-income market during the period, and funds in this category with the freedom to venture outside the Treasury market experienced incremental gains as a result.

Modest but solid returns

Treasury securities produced solid if unspectacular returns over the past 12 months. The Treasury market took its cues not only from the current state of the national economy, but also from the efforts of the federal government to manage the economy’s recovery. As a result, the period split into two very different market environments. During the first half of the period, the economy struggled with continuing high unemployment and concerns that the recovery would falter. In this environment, long-term Treasury yields declined sharply — and prices rose. The bellwether 10-year yield dropped from 3.84% to just 2.50% in August 2010. In November, the Federal Reserve Board (the Fed) announced that it would purchase an additional $600 billion of intermediate to long-term Treasury securities in a second round of quantitative easing, popularly referred to as “QE2.” The economy and the equity markets responded favorably to this initiative, but, paradoxically, long-term Treasuries began to weaken. As the economy improved and investors moved into equities, yields on the 10-year bond rose a full percentage point between the QE2 announcement and the end of March 2011. The net result of this volatility was that the 10-year bond finished the period just short of where it began, at a yield of 3.47%.

With the federal funds rate — a key short-term rate that the Fed employs to stimulate economic growth and manage inflation — at near zero, the difference between short-term and long-term yields was fairly wide by historical standards when the period came to a close. Throughout the period, the Treasury extended the duration of its debt, often through the use of long-duration Treasury Inflation-Protection Securities (TIPS). (Duration is a measure of interest-rate sensitivity.)

[2]	The Citigroup Bond U.S. Treasury Index is composed of all U.S. Treasury notes and bonds with remaining maturities of at least one year and outstanding principal of at least $25 million that are included in the Citigroup Broad Investment-Grade Bond Index. Securities in the Citigroup U.S. Treasury Index are weighted by market value, that is, the price per bond or note multiplied by the number of bonds or notes outstanding. Indices are not available for investment, are not professionally managed and do not reflect sales charges, fees, brokerage commissions, taxes or other expenses of investing. Securities in the fund may not match those in an index.

[3]	Lipper Inc., a widely respected data provider in the industry, calculates an average total return (assuming reinvestment of distributions) for mutual funds with investment objectives similar to those of the fund. Lipper makes no adjustment for the effect of sales loads.

6

Portfolio Managers’ Report (continued) – Columbia U.S. Treasury Index Fund

Looking ahead

We believe that the Fed will need to see a significant drop in the unemployment rate before it can start to reassess its current monetary policy. As a result, short-term interest rates are apt to remain low despite a widely-held belief that inflation will return to the national economic landscape. While some upward movement from today’s depressed inflation levels appears inevitable, the Fed has yet to raise short-term rates in response to this threat and may wait until late 2011 before acting. As the recovery process gains traction and as QE2 winds down, we would not be surprised to see short-term rates edge up and long-term rates move down to produce a flatter “yield curve” as the Fed gets closer to changing its policy.

Portfolio holdings and characteristics are subject to change periodically and may not be representative of current holdings and characteristics. The outlook for the fund may differ from that presented for other Columbia Funds.

The value of the fund may be affected by interest rate changes and the creditworthiness of issuers held in the fund. When interest rates go up, bond prices typically drop, and vice versa.

The fund is subject to indexing risk. Your investment in the fund will typically decline in value when its index declines. Since the fund is designed to track its index before fees and expenses, the fund cannot purchase other securities that may help offset declines in its index. In addition, because the fund may not hold all the issues included in its index, may not always be fully invested and bears advisory, administrative and other expenses and transaction costs in trading securities, the fund’s performance may fail to match the performance of its index, after taking expenses into account. Security prices in a market, sector or industry may fall, reducing the value of your investment. Fund shares are not guaranteed or backed by the U.S. government or any agency.

7

Investment Portfolio – Columbia U.S. Treasury Index Fund

March 31, 2011

Government & Agency Obligations – 99.2%

	Par ($)	Value ($)
U.S. Treasury Bonds – 21.0%
3.500% 05/15/20	5,595,000	5,670,644
3.500% 02/15/39	4,245,000	3,559,169
3.875% 08/15/40	3,710,000	3,319,871
4.250% 11/15/40 (a)	3,640,000	3,481,318
4.375% 11/15/39	2,290,000	2,240,264
4.375% 05/15/40	3,435,000	3,358,262
4.500% 05/15/38	5,450,000	5,466,181
4.500% 08/15/39	3,540,000	3,538,896
4.625% 02/15/40 (a)	4,745,000	4,838,420
4.750% 02/15/41	2,515,000	2,614,028
5.000% 05/15/37	1,275,000	1,385,367
5.375% 02/15/31	1,260,000	1,440,928
5.500% 08/15/28	2,290,000	2,651,389
6.125% 08/15/29	4,000,000	4,965,000
6.250% 08/15/23 (a)	2,970,000	3,688,369
6.500% 11/15/26 (a)	670,000	856,239
6.750% 08/15/26 (a)	530,000	692,726
7.250% 08/15/22	4,300,000	5,743,188
7.500% 11/15/16	5,920,000	7,500,362
8.750% 05/15/17	6,015,000	8,126,361
11.250% 02/15/15 (a)	9,975,000	13,562,888

U.S. Treasury Bonds Total		88,699,870

U.S. Treasury Notes – 78.2%
0.375% 08/31/12	4,830,000	4,821,886
0.375% 09/30/12 (a)	4,440,000	4,428,900
0.375% 10/31/12	3,285,000	3,274,094
0.500% 11/30/12	2,865,000	2,858,958
0.500% 10/15/13	3,890,000	3,836,816
0.500% 11/15/13	3,595,000	3,540,513
0.625% 06/30/12	2,975,000	2,982,675
0.625% 07/31/12	2,395,000	2,400,437
0.625% 12/31/12	2,855,000	2,852,548
0.625% 01/31/13	3,270,000	3,263,869
0.625% 02/28/13 (a)	2,825,000	2,817,937
0.750% 12/15/13	1,860,000	1,841,109
1.000% 07/15/13	12,865,000	12,885,069
1.000% 01/15/14 (a)	1,555,000	1,547,225
1.250% 02/15/14 (a)	1,705,000	1,705,799
1.250% 10/31/15	5,530,000	5,336,019
1.375% 05/15/12	3,360,000	3,397,407
1.375% 09/15/12 (a)	22,410,000	22,684,007
1.375% 10/15/12	1,935,000	1,958,735
1.375% 02/15/13	10,020,000	10,137,422
1.375% 11/30/15 (a)	2,840,000	2,750,140
1.500% 07/15/12 (a)	10,920,000	11,069,298
1.750% 04/15/13	11,915,000	12,140,313
1.875% 06/15/12 (a)	6,135,000	6,243,559

	Par ($)	Value ($)
1.875% 02/28/14	10,780,000	10,979,602
1.875% 04/30/14 (a)	9,335,000	9,496,178
1.875% 08/31/17	5,875,000	5,570,693
1.875% 09/30/17	2,485,000	2,350,656
1.875% 10/31/17	2,635,000	2,488,634
2.000% 01/31/16	2,660,000	2,640,672
2.125% 05/31/15 (a)	4,040,000	4,084,198
2.125% 12/31/15 (a)	1,675,000	1,675,392
2.250% 01/31/15	10,285,000	10,497,128
2.250% 11/30/17 (a)	2,045,000	1,975,343
2.375% 09/30/14	5,285,000	5,438,389
2.375% 10/31/14 (a)	9,980,000	10,258,352
2.500% 03/31/13	6,650,000	6,878,594
2.625% 06/30/14	9,815,000	10,199,934
2.625% 04/30/16	6,300,000	6,411,233
2.625% 01/31/18 (a)	1,515,000	1,493,814
2.625% 08/15/20	5,975,000	5,605,297
2.625% 11/15/20	5,675,000	5,295,484
2.750% 12/31/17 (a)	1,615,000	1,607,556
2.750% 02/15/19	1,230,000	1,201,844
3.125% 01/31/17	2,320,000	2,393,950
3.125% 04/30/17	11,745,000	12,071,652
3.125% 05/15/19 (a)	2,940,000	2,939,771
3.250% 12/31/16	11,385,000	11,832,396
3.375% 11/15/19 (a)	7,995,000	8,082,449
3.500% 02/15/18	6,700,000	6,974,807
3.625% 08/15/19	3,755,000	3,881,731
3.625% 02/15/20	3,790,000	3,893,043
3.625% 02/15/21 (a)	4,005,000	4,061,947
3.875% 02/15/13	1,960,000	2,076,375
3.875% 05/15/18 (a)	5,820,000	6,188,295
4.000% 02/15/15	6,690,000	7,265,969
4.500% 02/15/16 (a)	12,520,000	13,893,294
4.875% 06/30/12	2,595,000	2,738,535
6.625% 02/15/27	2,230,000	2,886,456
8.000% 11/15/21 (a)	2,160,000	3,016,574

U.S. Treasury Notes Total		331,120,972

Total Government & Agency Obligations (cost of $415,920,636)		419,820,842

	Share	Value ($)

Securities Lending Collateral – 13.9%
State Street Navigator Securities Lending Prime Portfolio (7 day yield of 0.28%) (b)	58,989,409	58,989,409

Total Securities Lending Collateral (cost of $58,989,409)		58,989,409

See Accompanying Notes to Financial Statements.

8

Columbia U.S. Treasury Index Fund

March 31, 2011

Short-Term Obligation – 0.3%

	Par ($)	Value ($)
Repurchase agreement with Fixed Income Clearing Corp., dated 03/31/11 due 04/01/11 at 0.040%, collateralized by a U.S. Treasury obligation maturing 11/15/39, market value $1,070,173 (repurchase proceeds $1,047,001)	1,047,000	1,047,000

Total Short-Term Obligation (cost of $1,047,000)		1,047,000

Total Investments – 113.4% (cost of $475,957,045)(c)		479,857,251

Obligation to Return Collateral for Securities Loaned – (13.9)%		(58,989,409)

Other Assets & Liabilities, Net – 0.5%		2,217,552

Net Assets – 100.0%		423,085,394

Notes to Investment Portfolio:

(a)	All or a portion of this security was on loan at March 31, 2011. The total market value of securities on loan at March 31, 2011 is $57,846,513.

(b)	Investment made with cash collateral received from securities lending activity.

(c)	Cost for federal income tax purposes is $477,897,829.

Generally accepted accounting principles (GAAP) require disclosure regarding the inputs and valuation techniques used to measure fair value and any changes in valuation inputs or techniques. In addition, investments shall be disclosed by major category.

The Fund categorizes its fair value measurements according to a three-level hierarchy that maximizes the use of observable inputs and minimizes the use of unobservable inputs by prioritizing that the most observable input be used when available. Observable inputs are those that market participants would use in pricing an investment based on market data obtained from sources independent of the reporting entity. Unobservable inputs are those that reflect the Fund’s assumptions about the information market participants would use in pricing an investment. An investment’s level within the fair value hierarchy is based on the lowest level of any input that is deemed significant to the asset or liability’s fair value measurement. The input levels are not necessarily an indication of the risk or liquidity associated with investments at that level. For example, certain U.S. government securities are generally high quality and liquid, however, they are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market.

Fair value inputs are summarized in the three broad levels listed below:

•

Level 1 — Valuations based on quoted prices for investments in active markets that the Fund has the ability to access at the measurement date (including NAV for open-end mutual funds). Valuation adjustments are not applied to Level 1 investments.

•	Level 2 — Valuations based on other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.).

•	Level 3 — Valuations based on significant unobservable inputs (including the Fund’s own assumptions and judgment in determining the fair value of investments).

Inputs that are used in determining fair value of an investment may include price information, credit data, volatility statistics, and other factors. These inputs can be either observable or unobservable. The availability of observable inputs can vary between investments, and is affected by various factors such as the type of investment, and the volume and level of activity for that investment or similar investments in the marketplace. The inputs will be considered by the Investment Manager, along with any other relevant factors in the calculation of an investment’s fair value. The Fund uses prices and inputs that are current as of the measurement date, which may include periods of market dislocations. During these periods, the availability of prices and inputs may be reduced for many investments. This condition could cause an investment to be reclassified between the various levels within the hierarchy. Non-U.S. equity securities actively traded in foreign markets may be reflected in Level 2 despite the availability of closing prices, because the Fund evaluates and determines whether those closing prices reflect fair value at the close of the New York Stock Exchange (NYSE) or require adjustment, as described in Note 2 to the financial statements — Security Valuation.

Investments falling into the Level 3 category are primarily supported by quoted prices from brokers and dealers participating in the market for those investments. However, these may be classified as Level 3 investments due to lack of market transparency and corroboration to support these quoted prices. Additionally, valuation models may be used as the pricing source for any remaining investments classified as Level 3. These models rely on one or more significant unobservable inputs and/or significant assumptions by the Investment Manager. Inputs used in valuations may include, but are not limited to, financial statement analysis, capital account balances, discount rates and estimated cash flows, and comparable company data.

The following table summarizes the inputs used, as of March 31, 2011, in valuing the Fund’s assets:

Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Government & Agency Obligations
U.S. Treasury Bonds	$88,699,870	$—	$—	$88,699,870
U.S. Treasury Notes	331,120,972	—	—	331,120,972

Total Government & Agency Obligations	419,820,842	—	—	419,820,842

Total Securities Lending Collateral	58,989,409	—	—	58,989,409

Total Short-Term Obligation	—	1,047,000	—	1,047,000

Total Investments	$478,810,251	$1,047,000	$—	$479,857,251

The Fund’s assets assigned to the Level 2 input category represent certain short-term obligations which are valued using amortized cost, an income approach which converts future cash flows to a present value based upon the discount or premium at purchase.

There were no significant transfers of financial assets between Levels 1 and 2 during the period.

See Accompanying Notes to Financial Statements.

9

Columbia U.S. Treasury Index Fund

March 31, 2011

At March 31, 2011, the Fund held Investments in the following:

Holdings by Revenue Sources (Unaudited)	% of Net Assets
U.S Treasury Notes	78.2
U.S Treasury Bonds	21.0

99.2
Securities Lending Collateral	13.9
Short-Term Obligation	0.3
Obligation to Return Collateral for Securities Loaned	(13.9)
Other Assets & Liabilities, Net	0.5

100.0

See Accompanying Notes to Financial Statements.

10

Statement of Assets and Liabilities – Columbia U.S. Treasury Index Fund

March 31, 2011

		($)
Assets	Investments, at cost	475,957,045

	Investments at value (including securities on loan of $57,846,513)	479,857,251
	Cash	87,374
	Receivable for:
	Investments sold	9,195,712
	Fund shares sold	175,974
	Interest	2,780,396
	Securities lending	1,551
	Expense reimbursement due from Investment Manager	70,737
	Trustees’ deferred compensation plan	30,057

	Total Assets	492,199,052

Liabilities	Collateral on securities loaned	58,989,409
	Payable for:
	Investments purchased	9,322,904
	Fund shares repurchased	302,587
	Distributions	300,283
	Investment advisory fee	36,259
	Administration fee	108,778
	Trustees’ fees	1,108
	Distribution and service fees	22,209
	Interest payable	53
	Trustees’ deferred compensation plan	30,057
	Other liabilities	11

	Total Liabilities	69,113,658

	Net Assets	423,085,394

Net Assets Consist of	Paid-in capital	420,166,382
	Overdistributed net investment income	(764,567)
	Accumulated net realized gain	(216,627)
	Net unrealized appreciation (depreciation) on investments	3,900,206

	Net Assets	423,085,394

See Accompanying Notes to Financial Statements.

11

Statement of Assets and Liabilities (continued) – Columbia U.S. Treasury Index Fund

March 31, 2011

Class A	Net assets	$41,738,744
	Shares outstanding	3,784,346
	Net asset value per share	$11.03	(a)
	Maximum sales charge	4.75%
	Maximum offering price per share ($11.03/0.9525)	$11.58	(b)

Class B	Net assets	$4,052,791
	Shares outstanding	367,453
	Net asset value and offering price per share	$11.03	(a)

Class C	Net assets	$13,141,954
	Shares outstanding	1,191,545
	Net asset value and offering price per share	$11.03	(a)

Class I (c)	Net assets	$123,074,216
	Shares outstanding	11,158,692
	Net asset value, offering and redemption price per share	$11.03

Class Z	Net assets	$241,077,689
	Shares outstanding	21,857,299
	Net asset value, offering and redemption price per share	$11.03

(a)	Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

(b)	On sales of $50,000 or more the offering price is reduced.

(c)	Class I shares commenced operations on September 27, 2010.

See Accompanying Notes to Financial Statements.

12

Statement of Operations – Columbia U.S. Treasury Index Fund

For the Year Ended March 31, 2011

		($)
Investment Income	Interest	9,346,297
	Securities lending	78,964

	Total Investment Income	9,425,261

Expenses	Investment advisory fee	382,965
	Administration fee	1,148,894
	Distribution fee:
	Class B	37,736
	Class C	130,521
	Service fee:
	Class A	113,887
	Class B	12,579
	Class C	43,506
	Trustees’ fees	30,509
	Other expenses	1,680

	Expenses before interest expense	1,902,277
	Interest expense	143

	Total Expenses	1,902,420

	Fees waived or expenses reimbursed by investment advisor	(797,504)
	Fees waived by distributor – Class C	(26,107)

	Net Expenses	1,078,809

	Net Investment Income	8,346,452

Net Realized and Unrealized Gain (Loss) on Investments	Net realized gain on investments	10,420,614
	Net change in unrealized appreciation (depreciation) on investments	(3,380,514)

	Net Gain	7,040,100

	Net Increase Resulting from Operations	15,386,552

See Accompanying Notes to Financial Statements.

13

Statement of Changes in Net Assets – Columbia U.S. Treasury Index Fund

		Year Ended March 31,
Increase (Decrease) in Net Assets		2011 ($)(a)(b)	2010 ($)
Operations	Net investment income	8,346,452	9,474,294
	Net realized gain on investments	10,420,614	3,023,496
	Net change in unrealized appreciation (depreciation) on investments	(3,380,514)	(18,819,863)

	Net increase (decrease) resulting from operations	15,386,552	(6,322,073)

Distributions to Shareholders	From net investment income:
	Class A	(1,091,659)	(1,809,403)
	Class B	(82,966)	(172,057)
	Class C	(312,898)	(598,810)
	Class I	(916,235)	—
	Class Z	(7,417,445)	(9,187,511)
	From net realized gains:
	Class A	(1,058,188)	(8,095)
	Class B	(115,280)	(985)
	Class C	(399,889)	(3,463)
	Class I	(55)	—
	Class Z	(6,977,073)	(43,196)

	Total distributions to shareholders	(18,371,688)	(11,823,520)

	Net Capital Stock Transactions	51,609,392	(23,765,633)

	Total increase (decrease) in net assets	48,624,256	(41,911,226)

Net Assets	Beginning of period	374,461,138	416,372,364
	End of period	423,085,394	374,461,138
	Overdistributed net investment income at end of period	(764,567)	(1,436,450)

(a)	Class I shares commenced operations on September 27, 2010.

(b)	Class I shares reflect activity for the period September 27, 2010 through March 31, 2011.

See Accompanying Notes to Financial Statements.

14

Statement of Changes in Net Assets (continued) – Columbia U.S. Treasury Index Fund

	Capital Stock Activity
	Year Ended March 31, 2011 (a)(b)		Year Ended March 31, 2010
	Shares	Dollars ($)	Shares	Dollars ($)
Class A
Subscriptions	2,069,013	23,492,987	2,609,304	29,342,018
Distributions reinvested	124,582	1,412,024	118,760	1,337,514
Redemptions	(2,647,070)	(30,099,461)	(5,286,491)	(59,286,808)

Net decrease	(453,475)	(5,194,450)	(2,558,427)	(28,607,276)

Class B
Subscriptions	37,879	433,067	79,716	903,954
Distributions reinvested	11,772	133,337	13,425	151,199
Redemptions	(204,886)	(2,315,670)	(444,946)	(5,010,830)

Net decrease	(155,235)	(1,749,266)	(351,805)	(3,955,677)

Class C
Subscriptions	165,289	1,884,048	491,532	5,532,053
Distributions reinvested	48,066	544,129	42,325	476,675
Redemptions	(782,293)	(8,852,655)	(1,560,413)	(17,516,830)

Net decrease	(568,938)	(6,424,478)	(1,026,556)	(11,508,102)

Class I
Subscriptions	11,553,981	128,323,763	—	—
Distributions reinvested	82,788	916,222	—	—
Redemptions	(478,077)	(5,278,910)	—	—

Net increase	11,158,692	123,961,075	—	—

Class Z
Subscriptions	5,771,599	65,893,139	15,215,394	170,416,067
Distributions reinvested	674,373	7,642,007	438,084	4,930,440
Redemptions	(11,757,882)	(132,518,635)	(13,798,165)	(155,041,085)

Net increase (decrease)	(5,311,910)	(58,983,489)	1,855,313	20,305,422

(a)	Class I shares commenced operations on September 27, 2010.

(b)	Class I shares reflect activity for the period September 27, 2010 through March 31, 2011.

See Accompanying Notes to Financial Statements.

15

Financial Highlights – Columbia U.S. Treasury Index Fund

Selected data for a share outstanding throughout each period is as follows:

	Year Ended March 31,
Class A Shares	2011	2010	2009		2008		2007
Net Asset Value, Beginning of Period	$11.12	$11.64	$11.27		$10.53		$10.45

Income from Investment Operations:
Net investment income (a)	0.23	0.27	0.33		0.43		0.42
Net realized and unrealized gain (loss) on investments	0.22	(0.45)	0.45		0.78		0.12

Total from investment operations	0.45	(0.18)	0.78		1.21		0.54

Less Distributions to Shareholders:
From net investment income	(0.27)	(0.34)	(0.41)		(0.47)		(0.46)
From net realized gains	(0.27)	— (b)	—		—		—

Total distributions to shareholders	(0.54)	(0.34)	(0.41)		(0.47)		(0.46)

Net Asset Value, End of Period	$11.03	$11.12	$11.64		$11.27		$10.53
Total return (c)(d)	4.04%	(1.53)%	7.13%		11.77	%(e)	5.30%

Ratios to Average Net Assets/Supplemental Data:
Net expenses before interest expense	0.45%	0.48%	0.55	%(f)	0.57	%(f)	0.60%
Interest expense (g)	—%	—%	—%		—%		—%
Net expenses	0.45%	0.48%	0.55	%(f)	0.57	%(f)	0.60%
Waiver/Reimbursement	0.21%	0.18%	0.11%		0.09%		0.06%
Net investment income	2.04%	2.44%	2.91	%(f)	3.94	%(f)	4.05%
Portfolio turnover rate	142%	118%	126%		47%		39%
Net assets, end of period (000s)	$41,739	$47,105	$79,114		$17,817		$5,235

(a)	Per share data was calculated using the average shares outstanding during the period.

(b)	Rounds to less than $0.01 per share.

(c)	Total return at net asset value assuming all distributions reinvested and no initial sales charge or contingent deferred sales charge.

(d)	Had the Investment Manager and/or any of its affiliates not waived fees or reimbursed a portion of expenses, total return would have been reduced.

(e)	Total return includes a voluntary reimbursement by the Investment Manager for a realized investment loss due to a trading error. This reimbursement increased total return and net asset value per share by less than 0.01% and less than $0.01, respectively.

(f)	The benefits derived from expense reductions had an impact of less than 0.01%.

(g)	Rounds to less than 0.01%.

See Accompanying Notes to Financial Statements.

16

Financial Highlights – Columbia U.S. Treasury Index Fund

Selected data for a share outstanding throughout each period is as follows:

	Year Ended March 31,
Class B Shares	2011	2010	2009		2008		2007
Net Asset Value, Beginning of Period	$11.12	$11.64	$11.27		$10.53		$10.45

Income from Investment Operations:
Net investment income (a)	0.15	0.19	0.25		0.35		0.35
Net realized and unrealized gain (loss) on investments	0.22	(0.45)	0.45		0.78		0.11

Total from investment operations	0.37	(0.26)	0.70		1.13		0.46

Less Distributions to Shareholders:
From net investment income	(0.19)	(0.26)	(0.33)		(0.39)		(0.38)
From net realized gains	(0.27)	— (b)	—		—		—

Total distributions to shareholders	(0.46)	(0.26)	(0.33)		(0.39)		(0.38)

Net Asset Value, End of Period	$11.03	$11.12	$11.64		$11.27		$10.53
Total return (c)(d)	3.27%	(2.26)%	6.32%		10.95	%(e)	4.52%

Ratios to Average Net Assets/Supplemental Data:
Net expenses before interest expense	1.20%	1.23%	1.30	%(f)	1.32	%(f)	1.35%
Interest expense (g)	—%	—%	—%		—%		—%
Net expenses	1.20%	1.23%	1.30	%(f)	1.32	%(f)	1.35%
Waiver/Reimbursement	0.21%	0.18%	0.11%		0.09%		0.06%
Net investment income	1.29%	1.69%	2.19	%(f)	3.25	%(f)	3.31%
Portfolio turnover rate	142%	118%	126%		47%		39%
Net assets, end of period (000s)	$4,053	$5,810	$10,179		$3,610		$1,488

(a)	Per share data was calculated using the average shares outstanding during the period.

(b)	Rounds to less than $0.01 per share.

(c)	Total return at net asset value assuming all distributions reinvested and no contingent deferred sales charge.

(d)	Had the Investment Manager and/or any of its affiliates not waived fees or reimbursed a portion of expenses, total return would have been reduced.

(e)	Total return includes a voluntary reimbursement by the Investment Manager for a realized investment loss due to a trading error. This reimbursement increased total return and net asset value per share by less than 0.01% and less than $0.01, respectively.

(f)	The benefits derived from expense reductions had an impact of less than 0.01%.

(g)	Rounds to less than 0.01%.

See Accompanying Notes to Financial Statements.

17

Financial Highlights – Columbia U.S. Treasury Index Fund

Selected data for a share outstanding throughout each period is as follows:

	Year Ended March 31,
Class C Shares	2011	2010	2009		2008		2007
Net Asset Value, Beginning of Period	$11.12	$11.64	$11.27		$10.53		$10.45

Income from Investment Operations:
Net investment income (a)	0.16	0.21	0.26		0.36		0.36
Net realized and unrealized gain (loss) on investments	0.23	(0.46)	0.45		0.78		0.12

Total from investment operations	0.39	(0.25)	0.71		1.14		0.48

Less Distributions to Shareholders:
From net investment income	(0.21)	(0.27)	(0.34)		(0.40)		(0.40)
From net realized gains	(0.27)	— (b)	—		—		—

Total distributions to shareholders	(0.48)	(0.27)	(0.34)		(0.40)		(0.40)

Net Asset Value, End of Period	$11.03	$11.12	$11.64		$11.27		$10.53
Total return (c)(d)	3.42%	(2.12)%	6.48%		11.09	%(e)	4.67%

Ratios to Average Net Assets/Supplemental Data:
Net expenses before interest expense	1.05%	1.08%	1.15	%(f)	1.17	%(f)	1.20%
Interest expense (g)	—%	—%	—%		—%		—%
Net expenses	1.05%	1.08%	1.15	%(f)	1.17	%(f)	1.20%
Waiver/Reimbursement	0.36%	0.33%	0.26%		0.24%		0.21%
Net investment income	1.44%	1.83%	2.28	%(f)	3.30	%(f)	3.44%
Portfolio turnover rate	142%	118%	126%		47%		39%
Net assets, end of period (000s)	$13,142	$19,568	$32,440		$6,702		$973

(a)	Per share data was calculated using the average shares outstanding during the period.

(b)	Rounds to less than $0.01 per share.

(c)	Total return at net asset value assuming all distributions reinvested and no contingent deferred sales charge.

(d)	Had the Investment Manager and/or any of its affiliates not waived fees or reimbursed a portion of expenses, total return would have been reduced.

(e)	Total return includes a voluntary reimbursement by the Investment Manager for a realized investment loss due to a trading error. This reimbursement increased total return and net asset value per share by less than 0.01% and less than $0.01, respectively.

(f)	The benefits derived from expense reductions had an impact of less than 0.01%.

(g)	Rounds to less than 0.01%.

See Accompanying Notes to Financial Statements.

18

Financial Highlights – Columbia U.S. Treasury Index Fund

Selected data for a share outstanding throughout the period is as follows:

Class I Shares	Period Ended March 31, 2011 (a)
Net Asset Value, Beginning of Period	$11.76

Income from Investment Operations:
Net investment income (b)	0.11
Net realized and unrealized loss on investments	(0.43)

Total from investment operations	(0.32)

Less Distributions to Shareholders:
From net investment income	(0.15)
From net realized gains	(0.26)

Total distributions to shareholders	(0.41)

Net Asset Value, End of Period	$11.03
Total return (c)(d)(e)	(2.78)%

Ratios to Average Net Assets/Supplemental Data:
Net expenses before interest expense (f)	0.20%
Interest expense (f)(g)	—%
Net expenses (f)	0.20%
Waiver/Reimbursement (f)	0.21%
Net investment income (f)	1.96%
Portfolio turnover rate (e)	142%
Net assets, end of period (000s)	$123,074

(a)	Class I shares commenced operations on September 27, 2010. Per share data and total return reflect activity from that date.

(b)	Per share data was calculated using the average shares outstanding during the period.

(c)	Total return at net asset value assuming all distributions reinvested.

(d)	Had the Investment Manager not waived fees or reimbursed a portion of expenses, total return would have been reduced.

(e)	Not annualized.

(f)	Annualized.

(g)	Rounds to less than 0.01%.

See Accompanying Notes to Financial Statements.

19

Financial Highlights – Columbia U.S. Treasury Index Fund

Selected data for a share outstanding throughout each period is as follows:

	Year Ended March 31,
Class Z Shares	2011	2010	2009		2008		2007
Net Asset Value, Beginning of Period	$11.11	$11.64	$11.27		$10.53		$10.45

Income from Investment Operations:
Net investment income (a)	0.26	0.30	0.37		0.46		0.45
Net realized and unrealized gain (loss) on investments	0.23	(0.46)	0.44		0.77		0.12

Total from investment operations	0.49	(0.16)	0.81		1.23		0.57

Less Distributions to Shareholders:
From net investment income	(0.30)	(0.37)	(0.44)		(0.49)		(0.49)
From net realized gains	(0.27)	— (b)	—		—		—

Total distributions to shareholders	(0.57)	(0.37)	(0.44)		(0.49)		(0.49)

Net Asset Value, End of Period	$11.03	$11.11	$11.64		$11.27		$10.53
Total return (c)(d)	4.40%	(1.38)%	7.40%		12.04	%(e)	5.53%

Ratios to Average Net Assets/Supplemental Data:
Net expenses before interest expense	0.20%	0.23%	0.30	%(f)	0.33	%(f)	0.38%
Interest expense (g)	—%	—%	—%		—%		—%
Net expenses	0.20%	0.23%	0.30	%(f)	0.33	%(f)	0.38%
Waiver/Reimbursement	0.21%	0.18%	0.11%		0.09%		0.07%
Net investment income	2.29%	2.64%	3.31	%(f)	4.24	%(f)	4.28%
Portfolio turnover rate	142%	118%	126%		47%		39%
Net assets, end of period (000s)	$241,078	$301,978	$294,640		$284,271		$138,132

(a)	Per share data was calculated using the average shares outstanding during the period.

(b)	Rounds to less than $0.01 per share.

(c)	Total return at net asset value assuming all distributions reinvested.

(d)	Had the Investment Manager and/or any of its affiliates not waived fees or reimbursed a portion of expenses, total return would have been reduced.

(e)	Total return includes a voluntary reimbursement by the Investment Manager for a realized investment loss due to a trading error. This reimbursement increased total return and net asset value per share by less than 0.01% and less than $0.01, respectively.

(f)	The benefits derived from expense reductions had an impact of less than 0.01%.

(g)	Rounds to less than 0.01%.

See Accompanying Notes to Financial Statements.

20

Notes to Financial Statements – Columbia U.S. Treasury Index Fund

March 31, 2011

Note 1. Organization

Columbia U.S. Treasury Index Fund (the Fund), a series of Columbia Funds Series Trust I (the Trust), is a diversified fund. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust.

After the close of business on April 30, 2010, Ameriprise Financial, Inc. (Ameriprise Financial) acquired a portion of the asset management business of Columbia Management Group, LLC (the Transaction), including the business of managing the Fund. In connection with the closing of the Transaction (the Closing), RiverSource Investments, LLC, a wholly owned subsidiary of Ameriprise Financial, became the investment manager of the Fund and changed its name to Columbia Management Investment Advisers, LLC (the Investment Manager).

Investment Objective

The Fund seeks total return that corresponds to the total return of the Citigroup Bond U.S. Treasury Index, before fees and expenses.

Fund Shares

The Trust has unlimited authorized shares of beneficial interest. The Fund offers Class A, Class B, Class C, Class I and Class Z shares. On December 8, 2010, the Investment Manager exchanged Class Z shares of the Fund valued at $22,319,748 for Class I shares of the Fund. All share classes have identical voting, dividend and liquidation rights. Each share class has its own expense structure and sales charges, as applicable.

Class A shares are subject to a maximum front-end sales charge of 4.75% based on the initial investment amount. Class A shares purchased without an initial sales charge in accounts aggregating $1 million to $50 million at the time of purchase are subject to a 1.00% contingent deferred sales charge (CDSC) if the shares are sold within 18 months of purchase, charged as follows: 1.00% CDSC if redeemed within 12 months of purchase, and 0.50% CDSC if redeemed more than 12, but less than 18 months after purchase.

The Fund no longer accepts investments by new or existing investors in the Fund’s Class B shares, except in connection with the reinvestment of any dividend and/or capital gain distributions in Class B shares of the Fund and exchanges by existing Class B shareholders of other funds within the Columbia Family of Funds. Class B shares are subject to a maximum CDSC of 5.00% based upon the holding period after purchase. Class B shares will generally convert to Class A shares eight years after purchase.

Class C shares are subject to a 1.00% CDSC on shares redeemed within one year of purchase.

Class I shares are not subject to sales charges and are available only to the Columbia Family of Funds. Class I shares commenced operations on September 27, 2010.

Class Z shares are not subject to sales charges and are available only to certain investors, as described in the Fund’s prospectus.

Note 2. Summary of Significant Accounting Policies

The preparation of financial statements in accordance with U.S. generally accepted accounting principles (GAAP) requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates.

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements.

Security Valuation

Debt securities generally are valued by pricing services approved by the Trust’s Board of Trustees, based upon market transactions for normal, institutional-size trading units of similar securities. The services may use various pricing techniques which take into account appropriate factors such as yield, quality, coupon rate, maturity, type of issue, trading characteristics and other data, as well as broker quotes. Debt securities for which quotations are readily available may also be valued based upon an over-the-counter or exchange bid quotation.

Short-term investments maturing in 60 days or less are valued at amortized cost, which approximates market value.

Investments for which market quotations are not readily available, or that have quotations which the Investment Manager believes are not reliable, are valued at fair value as determined in good faith under consistently applied procedures established by and under the general supervision of the Board of Trustees. If a security is valued at fair value, such value is likely to be different from the last quoted market price for the security. The determination of fair value often requires significant judgment. To determine fair value, management may use assumptions including but not limited to future cash flows and estimated risk premiums. Multiple inputs from various sources may be used to determine value.

21

Columbia U.S. Treasury Index Fund

March 31, 2011

Repurchase Agreements

The Fund may engage in repurchase agreement transactions with institutions that the Investment Manager has determined are creditworthy. The Fund, through the custodian, receives delivery of the underlying securities collateralizing a repurchase agreement. The Investment Manager is responsible for determining that the collateral is at least equal, at all times, to the value of the repurchase obligation including interest. A repurchase agreement transaction involves certain risks in the event of default or insolvency of the counterparty. These risks include possible delays in or restrictions on the Fund’s ability to dispose of the underlying securities and a possible decline in the value of the underlying securities during the period while the Fund seeks to assert its rights.

Security Transactions

Security transactions are accounted for on the trade date. Cost is determined and gains (losses) are based upon the specific identification method for both financial statement and federal income tax purposes.

Income Recognition

Interest income is recorded on the accrual basis. Market premium and discount are amortized and accreted, respectively, on all debt securities, unless otherwise noted. Original issue discount is accreted to interest income over the life of the security with a corresponding increase in the cost basis, if any.

Corporate actions and dividend income are recorded on the ex-date.

Expenses

General expenses of the Trust are allocated to the Fund and other series of the Trust based upon relative net assets or other expense allocation methodologies determined by the nature of the expense. Expenses directly attributable to a specific class of shares are charged to that share class. Expenses directly attributable to the Fund are charged to the Fund.

Determination of Class Net Asset Value

All income, expenses (other than class-specific expenses which are charged directly to a share class, as shown in the Statement of Operations) and realized and unrealized gains (losses) are allocated to each class of the Fund on a daily basis for purposes of determining the net asset value of each class. Income and expenses are allocated to each class based on the settled shares method, while realized and unrealized gains (losses) are allocated based on the relative net assets of each class.

Federal Income Tax Status

The Fund intends to qualify each year as a regulated investment company under Subchapter M of the Internal Revenue Code, as amended, and will distribute substantially all of its taxable income, if any, for its tax year, and as such will not be subject to federal income taxes. In addition, the Fund intends to distribute in each calendar year substantially all of its net investment income, capital gains and certain other amounts, if any, such that the Fund should not be subject to federal excise tax. Therefore, no federal income or excise tax provision is recorded.

Distributions to Shareholders

Distributions from net investment income are declared daily and paid monthly. Net realized capital gains, if any, are distributed at least annually. Income distributions and capital gain distributions are determined in accordance with federal income tax regulations which may differ from GAAP.

Indemnifications

Under the Trust’s organizational documents and, in some cases, by contract, its officers and directors are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, certain of the Fund’s contracts with its service providers contain general indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown since the amount of any future claims that may be made against the Fund cannot be determined and the Fund has no historical basis for predicting the likelihood of any such claims.

Note 3. Fees and Compensation Paid to Affiliates

Investment Management Fee

Under an Investment Management Services Agreement (IMSA), the Investment Manager determines which securities will be purchased, held or sold. The management fee is based on the annual rate of 0.10% of the Fund’s average daily net assets.

Prior to the Closing, Columbia Management Advisors, LLC (Columbia), an indirect, wholly owned subsidiary of Bank of America Corporation (BOA), provided investment management services to the Fund under the same fee structure.

Administration Fee

Effective upon the Closing, the Investment Manager provides administration and accounting services to the Fund under an

22

Columbia U.S. Treasury Index Fund

March 31, 2011

Administrative Services Agreement. The Investment Manager, from the administration fee it receives from the Fund, pays all expenses of the Fund, except the fees and expenses of the Trustees who are not interested persons, service and distribution fees, brokerage fees and commissions, interest expense and extraordinary expenses. The Fund pays an annual administration fee equal to 0.30% of the Fund’s average daily net assets. Prior to the Closing, Columbia provided administrative services to the Fund at the same fee rates.

Underwriting Discounts, Service and Distribution Fees

In connection with the Closing, RiverSource Fund Distributors, Inc., an indirect wholly owned subsidiary of Ameriprise Financial, provides distribution and shareholder services to the Fund and changed its name to Columbia Management Investment Distributors, Inc. (the Distributor). Pursuant to Rule 12b-1 under the 1940 Act, the Board of Trustees has approved, and the Fund has adopted, distribution and shareholder service plans (the Plans) which set the distribution and service fees for the Fund. These fees are calculated daily and are intended to compensate the Distributor and/or eligible selling and/or servicing agents for selling shares of the Fund and providing services to investors.

The Plans require the payment of a monthly service fee to the Distributor at the maximum annual rate of 0.25% of the average daily net assets attributable to Class A, Class B and Class C shares of the Fund. The Plans also require the payment of a monthly distribution fee to the Distributor at the maximum annual rate of 0.75% of the average daily net assets attributable to Class B and Class C shares only.

The Distributor has voluntarily agreed to waive a portion of the distribution fee for Class C shares so that the combined distribution and service fees do not exceed 0.85% annually of the average daily net assets attributable to Class C shares. This arrangement may be modified or terminated by the Distributor at any time.

Prior to the Closing, Columbia Management Distributors, Inc., an affiliate of Columbia and an indirect, wholly owned subsidiary of BOA, was the principal underwriter of the Fund’s shares. There were no changes to the underwriting discount structure of the Fund, the service or distribution fee rates paid by the Fund, or the distribution and service fee waiver for the Class C shares as a result of the Transaction.

Sales Charges

Sales charges, including front-end and CDSC’s, received by the Distributor for distributing Fund shares were $3,598 for Class A, $8,221 for Class B and $3,262 for Class C shares for the year ended March 31, 2011.

Minimum Account Balance Fee

An annual minimum account balance fee of up to $20 may apply to certain accounts with a value below the Fund’s initial minimum investment requirements to reduce the impact of small accounts on transfer agent fees. These minimum account balance fees are recorded as a reduction of total expenses on the Statement of Operations. For the year ended March 31, 2011, no minimum account balance fees were charged by the Fund.

Fee Waivers and Expense Reimbursements

The Investment Manager has voluntarily agreed to bear a portion of the Fund’s expenses so that the Fund’s ordinary operating expenses (excluding brokerage commissions, interest, taxes and extraordinary expenses, but including custodian charges relating to overdrafts, if any), after giving effect to any balance credits from the Fund’s custodian, do not exceed the annual rates of 0.45%, 1.20%, 1.20%, 0.20% and 0.20% of the Fund’s average daily net assets attributable to Class A, Class B, Class C, Class I and Class Z shares, respectively. The Investment Manager, in its discretion, may revise or discontinue this arrangement at any time.

Prior to May 1, 2010, Columbia voluntarily agreed to reimburse a portion of the Fund’s expenses so that the Fund’s ordinary operating expenses (excluding any distribution and service fees, brokerage commissions, interest, taxes and extraordinary expenses, but including custodian charges relating to overdrafts, if any), after giving effect to any balance credits from the Fund’s custodian, did not exceed 0.20% of the Fund’s average daily net assets on an annualized basis.

Fees Paid to Officers and Trustees

In connection with the Closing, all officers of the Fund are employees of the Investment Manager or its affiliates and, with the exception of the Fund’s Chief Compliance Officer, receive no compensation from the Fund. The Board of Trustees has appointed a Chief Compliance Officer to the Fund in accordance with federal securities regulations. Prior to the Closing, all officers of the Funds were employees of Columbia or its affiliates under the same fee structure.

23

Columbia U.S. Treasury Index Fund

March 31, 2011

Trustees are compensated for their services to the Fund, as set forth on the Statement of Operations. The Trust’s eligible Trustees may participate in a deferred compensation plan which may be terminated at any time. Obligations of the plan will be paid solely out of the Fund’s assets.

Note 4. Portfolio Information

The cost of purchases and proceeds from sales of securities, excluding short-term obligations, aggregated $585,037,114 and $542,842,662, respectively, for the year ended March 31, 2011, all of which were U.S. Government securities.

Note 5. Lending of Portfolio Securities

The Fund may lend its securities to certain approved brokers, dealers and other financial institutions. Each loan is collateralized by cash, in an amount at least equal to the market value of the securities loaned plus accrued income from the investment of collateral. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. The collateral received is invested and the income generated by the investment of the collateral, net of any fees remitted to State Street as the lending agent and borrower rebates, is paid to the Fund. Generally, in the event of borrower default, the Fund has the right to use the collateral to offset any losses incurred. In the event the Fund is delayed or prevented from exercising its right to dispose of the collateral, there may be a potential loss to the Fund. The Fund bears the risk of loss with respect to the investment of collateral.

At March 31, 2011, the market value of securities on loan and collateral held was $57,846,513 and $58,989,409, respectively, for the Fund.

Note 6. Shareholder Concentration

As of March 31, 2011, one shareholder account owned 17.8% of the outstanding shares of the Fund. Purchase and redemption activity of this account may have a significant effect on the operations of the Fund.

Note 7. Line of Credit

Prior to March 28, 2011, the Fund and other affiliated funds participated in a $280,000,000 committed, unsecured revolving line of credit provided by State Street. Effective March 28, 2011, the commitment was reduced to $225,000,000. The maximum amount that may be borrowed by any fund is limited to the lesser of $200,000,000 and the Fund’s borrowing limit set forth in the Fund’s registration statement. Borrowings are available for short-term liquidity or temporary or emergency purposes.

Effective October 14, 2010, interest is charged to each participating fund based on the fund’s borrowings at a rate per annum equal to the greater of the Federal Funds Rate plus 1.25% or the overnight LIBOR Rate plus 1.25%. In addition, a commitment fee of 0.125% per annum is accrued and apportioned among the participating funds pro rata based on their relative net assets.

Prior to October 14, 2010, interest was charged to each participating fund at the same rates. In addition, a commitment fee of 0.15% per annum was accrued and apportioned among the participating funds pro rata based on their relative net assets.

For the year ended March 31, 2011, the average daily loan balance outstanding on days where borrowing existed was $1,750,000 at a weighted average interest rate of 1.24%.

Note 8. Federal Tax Information

The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. Reclassifications are made to the Fund’s capital accounts for permanent tax differences to reflect income and gains available for distribution (or available capital loss carryforwards) under income tax regulations.

For the year ended March 31, 2011, permanent book and tax basis differences resulting primarily from differing treatments for discount accretion/premium amortization on debt securities and market discount reclasses were identified and reclassified among the components of the Fund’s net assets as follows:

Overdistributed Net Investment Income	Accumulated Net Realized Gain	Paid-In Capital
$2,146,634	$(2,146,634)	$—

Net investment income and net realized gains (losses), as disclosed on the Statement of Operations, and net assets were not affected by this reclassification.

The tax character of distributions paid during the years ended March 31, 2011 and March 31, 2010 was as follows:

	March 31, 2011	March 31, 2010
Distributions paid from:
Ordinary Income*	$12,349,475	$11,767,781
Long-Term Capital Gains	6,022,213	55,739
*	For tax purposes short-term capital gain distributions, if any, are considered ordinary income distributions.

24

Columbia U.S. Treasury Index Fund

March 31, 2011

As of March 31, 2011, the components of distributable earnings on a tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Net Unrealized Appreciation*
$468,290	$823,028	$1,959,422
*	The differences between book-basis and tax-basis net unrealized depreciation are primarily due to deferral of losses from wash sales.

Unrealized appreciation and depreciation at March 31, 2011, based on cost of investments for federal income tax purposes were:

Unrealized appreciation	$5,069,064
Unrealized depreciation	(3,109,642)

Net unrealized appreciation	$1,959,422

Management of the Fund has concluded that there are no significant uncertain tax positions that would require recognition in the financial statements. However, management’s conclusion may be subject to review and adjustment at a later date based on factors including, but not limited to, new tax laws, regulations, and administrative interpretations (including relevant court decisions). The Fund’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.

Note 9. Subsequent Events

Management has evaluated the events and transactions that have occurred through the date the financial statements were issued. Other than as noted below, there were no items requiring adjustment of the financial statements or additional disclosure.

Effective May 16, 2011, the line of credit commitment with State Street was reduced to $150,000,000, and the maximum amount that may be borrowed by any fund was limited to the lesser of $120,000,000 and the Fund’s borrowing limit set forth in the Fund’s registration statement.

Note 10. Information Regarding Pending and Settled Legal Proceedings

In June 2004, an action captioned John E. Gallus et al. v. American Express Financial Corp. and American Express Financial Advisors Inc. was filed in the United States District Court for the District of Arizona. The plaintiffs allege that they are investors in several American Express Company (now known as RiverSource) mutual funds and they purport to bring the action derivatively on behalf of those funds under the Investment Company Act of 1940. The plaintiffs allege that fees allegedly paid to the defendants by the funds for investment advisory and administrative services are excessive. The plaintiffs seek remedies including restitution and rescission of investment advisory and distribution agreements. The plaintiffs voluntarily agreed to transfer this case to the United States District Court for the District of Minnesota (the District Court). In response to defendants’ motion to dismiss the complaint, the District Court dismissed one of plaintiffs’ four claims and granted plaintiffs limited discovery. Defendants moved for summary judgment in April 2007. Summary judgment was granted in the defendants’ favor on July 9, 2007. The plaintiffs filed a notice of appeal with the Eighth Circuit Court of Appeals (the Eighth Circuit) on August 8, 2007. On April 8, 2009, the Eighth Circuit reversed summary judgment and remanded to the District Court for further proceedings. On August 6, 2009, defendants filed a writ of certiorari with the U.S. Supreme Court (the Supreme Court), asking the Supreme Court to stay the District Court proceedings while the Supreme Court considers and rules in a case captioned Jones v. Harris Associates, which involves issues of law similar to those presented in the Gallus case. On March 30, 2010, the Supreme Court issued its ruling in Jones v. Harris Associates, and on April 5, 2010, the Supreme Court vacated the Eighth Circuit’s decision in the Gallus case and remanded the case to the Eighth Circuit for further consideration in light of the Supreme Court’s decision in Jones v. Harris Associates. On June 4, 2010, the Eighth Circuit remanded the Gallus case to the District Court for further consideration in light of the Supreme Court’s decision in Jones v. Harris Associates. On December 9, 2010, the District Court reinstated its July 9, 2007 summary judgment order in favor of the defendants. On January 10, 2011 plaintiffs filed a notice of appeal with the Eighth Circuit.

In December 2005, without admitting or denying the allegations, American Express Financial Corporation (AEFC, which is now known as Ameriprise Financial, Inc. (Ameriprise Financial)), entered into settlement agreements with the Securities and Exchange Commission (SEC) and Minnesota Department of Commerce (MDOC) related to market timing activities. As a result, AEFC was censured and ordered to cease and desist from committing or causing any violations of certain provisions of the Investment Advisers Act of 1940, the Investment Company Act of 1940, and various Minnesota laws. AEFC agreed to pay disgorgement of $10 million and civil money penalties of $7 million. AEFC also agreed to retain an independent distribution consultant to assist in developing a plan for distribution of all disgorgement and civil penalties ordered by the SEC in accordance with various undertakings detailed at

25

Columbia U.S. Treasury Index Fund

March 31, 2011

http://www.sec.gov/litigation/admin/ia-2451.pdf. Ameriprise Financial and its affiliates have cooperated with the SEC and the MDOC in these legal proceedings, and have made regular reports to the RiverSource, Seligman and Threadneedle funds’ Boards of Directors/Trustees.

Ameriprise Financial and certain of its affiliates have historically been involved in a number of legal, arbitration and regulatory proceedings, including routine litigation, class actions, and governmental actions, concerning matters arising in connection with the conduct of their business activities. Ameriprise Financial believes that the Funds are not currently the subject of, and that neither Ameriprise Financial nor any of its affiliates are the subject of, any pending legal, arbitration or regulatory proceedings that are likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds. Ameriprise Financial is required to make 10-Q, 10-K and, as necessary, 8-K filings with the Securities and Exchange Commission on legal and regulatory matters that relate to Ameriprise Financial and its affiliates. Copies of these filings may be obtained by accessing the SEC website at www.sec.gov.

There can be no assurance that these matters, or the adverse publicity associated with them, will not result in increased fund redemptions, reduced sale of fund shares or other adverse consequences to the Funds. Further, although we believe proceedings are not likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds, these proceedings are subject to uncertainties and, as such, we are unable to estimate the possible loss or range of loss that may result. An adverse outcome in one or more of these proceedings could result in adverse judgments, settlements, fines, penalties or other relief that could have a material adverse effect on the consolidated financial condition or results of operations of Ameriprise Financial.

26

Report of Independent Registered Public Accounting Firm

To the Trustees of Columbia Funds Series Trust I and the Shareholders of Columbia U.S. Treasury Index Fund

In our opinion, the accompanying statement of assets and liabilities, including the investment portfolio, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Columbia U.S. Treasury Index Fund (the “Fund”) (a series of Columbia Funds Series Trust I) at March 31, 2011, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at March 31, 2011 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Boston, Massachusetts

May 20, 2011

27

Federal Income Tax Information (Unaudited) – Columbia U.S. Treasury Index Fund

The Fund hereby designates as a capital gain dividend with respect to the fiscal year ended March 31, 2011, $6,764,619, or, if subsequently determined to be different, the net capital gain of such year.

The Fund will notify shareholders in January 2012 of amounts for use in preparing 2011 income tax returns.

28

Fund Governance

The Trustees serve terms of indefinite duration. The names, addresses and birth years of the Trustees and Officers of the Funds in the Columbia Funds Series Trust I, the year each was first elected or appointed to office, their principal business occupations during at least the last five years, the number of Funds overseen by each Trustee and other directorships they hold are shown below. Each officer listed below serves as an officer of each Fund in the Columbia Funds Series Trust I.

Independent Trustees

Name, Address and Year of Birth, Position with Funds, Year First Elected or Appointed to Office	Principal Occupation(s) During Past Five Years, Number of Funds in Columbia Funds Complex Overseen by Trustee, Other Directorships Held

John D. Collins (born 1938)
c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Boston, MA 02110 Trustee (since 2005)

Retired. Consultant, KPMG, LLP (accounting and tax firm) from July 1999 to June 2000; Partner, KPMG, LLP from March 1962 to June 1999. Oversees 46; Mrs. Fields

Original Cookies, Inc. (consumer products); Suburban Propane Partners, L.P.; and Montpelier Re (insurance underwriting firm)

Rodman L. Drake (born 1943)
c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Boston, MA 02110 Trustee (since 1994) and Chairman of the Board (since 2009)	Independent consultant since 2010; Co-Founder of Baringo Capital LLC (private equity) from 1997 to 2008; CEO of Crystal River Capital, Inc. (real estate investment trust) from 2003 to 2010; Oversees 46; Jackson Hewitt Tax Service Inc. (tax preparation services); Celgene Corporation (global biotechnology company); Student Loan Corporation (student loan provider); Crystal River Capital, Inc. from 2005 to 2010; Parsons Brinckerhoff from 1995 to 2008; the Helios Funds (closed-end funds); and Apex Silver Mines Ltd. from 2007 to 2009

Douglas A. Hacker (born 1955)
c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Boston, MA 02110 Trustee (since 1996)	Independent business executive since May 2006; Executive Vice President–Strategy of United Airlines (airline) from December 2002 to May 2006; President of UAL Loyalty Services (airline marketing company) from September 2001 to December 2002; Executive Vice President and Chief Financial Officer of United Airlines from July 1999 to September 2001. Oversees 46; Nash Finch Company (food distributor); Aircastle Limited (aircraft leasing); and SeaCube Container Leasing Ltd (container leasing)

Janet Langford Kelly (born 1957)
c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Boston, MA 02110 Trustee (since 1996)	Senior Vice President, General Counsel and Corporate Secretary, ConocoPhillips (integrated energy company) since September 2007; Deputy General Counsel–Corporate Legal Services, ConocoPhillips from August 2006 to August 2007; Partner, Zelle, Hofmann, Voelbel, Mason & Gette LLP (law firm) from March 2005 to July 2006; Adjunct Professor of Law, Northwestern University, from September 2004 to June 2006; Director, UAL Corporation (airline) from February 2006 to July 2006; Oversees 46; None

William E. Mayer (born 1940)
c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Boston, MA 02110 Trustee (since 1994)	Partner, Park Avenue Equity Partners (private equity) since February 1999; Dean and Professor, College of Business and Management, University of Maryland from 1992 to 1996. Oversees 46; DynaVox Inc. (software developer); Lee Enterprises (print media), WR Hambrecht + Co. (financial service provider); BlackRock Kelso Capital Corporation (investment company)

29

Fund Governance (continued)

Independent Trustees (continued)

Name, Address and Year of Birth, Position with Funds, Year First Elected or Appointed to Office	Principal Occupation(s) During Past Five Years, Number of Funds in Columbia Funds Complex Overseen by Trustee, Other Directorships Held

David M. Moffett (born 1952)
c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Boston, MA 02110 Trustee (since 2011)	Retired. Chief Executive Officer, Federal Home Loan Mortgage Corporation, from 2008 to 2009; Senior Adviser, Global Financial Services Group, Carlyle Group, Inc., from 2007 to 2008; Vice Chairman and Chief Financial Officer, U.S. Bancorp, from 1993 to 2007. Oversees 46; CIT Group Inc. (commercial and consumer finance), eBay Inc. (online trading community), MBIA Corp (financial service provider), E.W. Scripps Co. (print and television media), Building Materials Holding Corp. (building materials and construction services), and University of Oklahoma Foundation.

Charles R. Nelson (born 1942)
c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Boston, MA 02110 Trustee (since 1981)	Professor of Economics, University of Washington, since January 1976; Ford and Louisa Van Voorhis Professor of Political Economy, University of Washington, since September 1993; Adjunct Professor of Statistics, University of Washington, since September 1980; Associate Editor, Journal of Money Credit and Banking, 1993-2008; Consultant on econometric and statistical matters. Oversees 46; None

John J. Neuhauser (born 1943)
c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Boston, MA 02110 Trustee (since 1984)	President, Saint Michael’s College, since August 2007; Director or Trustee of several non-profit organization, including Fletcher Allen Health Care, Inc.; University Professor, Boston College from November 2005 to August 2007; Academic Vice President and Dean of Faculties, Boston College from August 1999 to October 2005. Oversees 46; Liberty All-Star Equity Fund and Liberty All-Star Growth Fund, Inc. (closed-end funds)

Jonathan Piel (born 1938)
c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Boston, MA 02110 Trustee (since 1994)	Cable television producer and website designer; The Editor, Scientific American from 1984 to 1994; Vice President, Scientific American, Inc., from 1984 to 1994; Member, Advisory Board, Stone Age Institute, Bloomington, Indiana (research institute that explores the effect of technology on human evolution); Member, Board of Directors of the National Institute of Social Sciences, New York City; Member, Board of Trustees of the William Alanson White Institute, New York City (institution for training psychoanalysts); and Member, Advisory Board, Mount Sinai Children’s Environmental Health Center, New York. Oversees 46; None

Patrick J. Simpson (born 1944)
c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Boston, MA 02110 Trustee (since 2000)	Partner, Perkins Coie LLP (law firm). Oversees 46; None

Anne-Lee Verville (born 1945)
c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Boston, MA 02110 Trustee (since 1998)	Retired since 1997 (formerly General Manager–Global Education Industry from 1994 to 1997, President–Application Systems Division from 1991 to 1994, Chief Financial Officer–US Marketing & Services from 1988 to 1991, and Chief Information Officer from 1987 to 1988, IBM Corporation (computer and technology)). Oversees 46; Enesco Group, Inc. (producer of giftware and home and garden decor products) from 2001 to 2006

30

Fund Governance (continued)

Interested Trustee

Name, Address and Year of Birth, Position with Funds, Year First Elected or Appointed to Office	Principal Occupation(s) During Past Five Years, Number of Funds in Columbia Funds Complex Overseen by Trustee, Other Directorships Held

Michael A. Jones (born 1959)
c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Boston, MA 02110 Trustee (since 2011) Senior Vice President (since 2010)	President and Director, Columbia Management Investment Advisers, LLC since May 2010; President and Director, Columbia Management Investment Distributors, Inc. since May 2010; Manager, Chairman, Chief Executive Officer and President, Columbia Management Advisors, LLC from 2007 to April 2010; Chief Executive Officer, President and Director, Columbia Management Distributors, Inc. from November 2006 to April 2010; previously, co-president and senior managing director at Robeco Investment Management. Oversees 46; None

The Statement of Additional Information includes additional information about the Trustees of the Funds and is available, without charge, upon request by calling 1-800-345-6611.

31

Fund Governance (continued)

Officers

Name, Year of Birth and Address	Principal Occupation(s) During the Past Five Years

J. Kevin Connaughton (born 1964)
225 Franklin Street Boston, MA 02110 President (since 2009)	Senior Vice President and General Manager–Mutual Fund Products, Columbia Management Investment Advisers, LLC since May 2010; President, Columbia Funds, since 2009, and RiverSource Funds, since May 2010 (previously Senior Vice President and Chief Financial Officer, Columbia Funds, from June 2008 to January 2009, Treasurer, Columbia Funds, from October 2003 to May 2008, and senior officer of various other affiliated funds since 2000); Managing Director, Columbia Management Advisors, LLC from December 2004 to April 2010.

Michael G. Clarke (born 1969)
225 Franklin Street Boston, MA 02110 Treasurer (since 2011) and Chief Financial Officer (since 2009)	Vice President, Columbia Management Investment Advisers, LLC since May 2010; Managing Director of Fund Administration, Columbia Management Advisors, LLC, from September 2004 to April 2010; senior officer of Columbia Funds and affiliated funds since 2002.

Scott R. Plummer (born 1959)
5228 Ameriprise Financial Center Minneapolis, MN 55474 Senior Vice President, Secretary and Chief Legal Officer (since 2010)	Chief Legal Officer and Assistant Secretary, Columbia Management Investment Advisers, LLC since June 2005; Vice President and Lead Chief Counsel–Asset Management, Ameriprise Financial, Inc. since May 2010 (previously Vice President and Chief Counsel–Asset Management, from 2005 to April 2010, and Vice President–Asset Management Compliance from 2004 to 2005); Vice President, Chief Counsel and Assistant Secretary, Columbia Management Investment Distributors, Inc. since 2008; Vice President, General Counsel and Secretary, Ameriprise Certificate Company since 2005; Chief Counsel, RiverSource Distributors, Inc. since 2006; Vice President, General Counsel and Secretary, RiverSource Funds, since December 2006; Senior Vice President, Secretary and Chief Legal Officer, Columbia Funds, since May 2010.

Linda J. Wondrack (born 1964)
225 Franklin Street Boston, MA 02110 Senior Vice President and Chief Compliance Officer (since 2007)	Vice President and Chief Compliance Officer, Columbia Management Investment Advisers, LLC since May 2010; Chief Compliance Officer, Columbia Funds, since 2007, and RiverSource Funds, since May 2010; Director (Columbia Management Group, LLC and Investment Product Group Compliance), Bank of America, from June 2005 to April 2010; Director of Corporate Compliance and Conflicts Officer of MFS Investment Management (investment management) from August 2004 to May 2005.

William F. Truscott (born 1960)
53600 Ameriprise Financial Center Minneapolis, MN 55474 Senior Vice President (since 2010)	Chairman of the Board, Columbia Management Investment Advisers, LLC since May 2010 (previously President, Chairman of the Board and Chief Investment Officer, from 2001 to April 2010); Chief Executive Officer, U.S. Asset Management & President, Annuities, Ameriprise Financial, Inc. since May 2010 (previously President–U.S. Asset Management and Chief Investment Officer from 2005 to April 2010, and Senior Vice President–Chief Investment Officer, from 2001 to 2005); Director, President and Chief Executive Officer, Ameriprise Certificate Company since 2006; Director, Columbia Management Investment Distributors, Inc. since May 2010 (previously Chairman of the Board and Chief Executive Officer from 2008 to April 2010); Chairman of the Board and Chief Executive Officer, RiverSource Distributors, Inc. since 2006.

32

Fund Governance (continued)

Officers (continued)

Name, Year of Birth and Address	Principal Occupation(s) During the Past Five Years

Colin Moore (born 1958)
225 Franklin Street Boston, MA 02110 Senior Vice President (since 2010)	Director and Chief Investment Officer, Columbia Management Investment Advisers, LLC since May 2010; Manager, Managing Director and Chief Investment Officer of Columbia Management Advisors, LLC from 2007 to April 2010; Head of Equities, Columbia Management Advisors, LLC from 2002 to 2007.

Amy Johnson (born 1965)
5228 Ameriprise Financial Center Minneapolis, MN 55474 Vice President (since 2010)	Senior Vice President and Chief Operating Officer, Columbia Management Investment Advisers, LLC since May 2010 (previously Chief Administrative Officer, from 2009 until April 2010, Vice President–Asset Management and Trust Company Services, from 2006 to 2009, and Vice President–Operations and Compliance from 2004 to 2006).

Joseph F. DiMaria (born 1968)
225 Franklin Street Boston, MA 02110 Vice President (since 2011) and Chief Accounting Officer (since 2008)	Vice President, Mutual Fund Administration, Columbia Management Investment Advisers, LLC, since May 2010; Director of Fund Administration, Columbia Management Advisors, LLC from January 2006 to April 2010; Head of Tax/Compliance and Assistant Treasurer, Columbia Management Advisors, LLC, from November 2004 to December 2005.

Paul D. Pearson (born 1956)
5228 Ameriprise Financial Center Minneapolis, MN 55474 Vice President and Assistant Treasurer (since 2011)	Vice President, Investment Accounting, Columbia Management Investment Advisers, LLC, since May 2010; Vice President, Managed Assets, Investment Accounting, Ameriprise Financial Corporation.

Paul B. Goucher (born 1968)
5228 Ameriprise Financial Center Minneapolis, MN 55474 Vice President and Assistant Treasurer (since 2010)	Vice President and Chief Counsel of Ameriprise Financial since January 2010 (formerly Vice President and Group Counsel from November 2008 to January 2010); Director, Managing Director and General Counsel of J. & W. Seligman & Co. Incorporated (Seligman) from July 2008 to November 2008 and Managing Director and Associate General Counsel of Seligman from January 2005 to July 2008.

Christopher O. Petersen (born 1970)
5228 Ameriprise Financial Center Minneapolis, MN 55474 Vice President and Assistant Treasurer (since 2010)	Vice President and Chief Counsel, Ameriprise Financial since January 2010 (formerly Vice President and Group Counsel or Counsel from April 2004 to January 2010); Assistant Secretary of RiverSource Funds since January 2007.

Michael E. DeFao (born 1968)
5228 Ameriprise Financial Center Minneapolis, MN 55474 Vice President and Assistant Treasurer (since 2011)	Vice President and Chief Counsel, Ameriprise Financial since May 2010; Associate General Counsel Bank of America from June 2005 to April 2010

Stephen T. Welsh (born 1957)
225 Franklin Street Boston, MA 02110 Vice President (since 2006)	President and Director, Columbia Management Investment Services Corp. since May 2010; President and Director, Columbia Management Services, Inc. from July 2004 to April 2010; Managing Director, Columbia Management Distributors, Inc. from August 2007 to April 2010.

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36

Important Information About This Report

The fund mails one shareholder report to each shareholder address. If you would like more than one report, please call shareholder services at 1-800-345-6611 and additional reports will be sent to you. This report has been prepared for shareholders of Columbia U.S. Treasury Index Fund.

A description of the policies and procedures that the fund uses to determine how to vote proxies and a copy of the fund’s voting records are available (i) at www.columbiamanagement.com, (ii) on the Securities and Exchange Commission’s website at www.sec.gov, and (iii) without charge, upon request, by calling 1-800-368-0346. Information regarding how the fund voted proxies relating to portfolio securities during the 12-month period ended June 30 is available from the SEC’s website. Information regarding how the fund voted proxies relating to portfolio securities is also available from the fund’s website, www.columbiamanagement.com.

The fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The fund’s Form N-Q is available on the SEC’s website at www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling
1-800-SEC-0330.

Transfer Agent

Columbia Management Investment Services Corp.

P.O. Box 8081

Boston, MA 02266-8081

1-800-345-6611

Distributor

Columbia Management Investment

Distributors, Inc.

225 Franklin Street

Boston, MA 02110

Investment Manager

Columbia Management Investment Advisers, LLC

225 Franklin Street

Boston, MA 02110

37

Columbia U.S. Treasury Index Fund

P.O. Box 8081

Boston, MA 02266-8081

columbiamanagement.com

This information is for use with concurrent or prior delivery of a fund prospectus. Investors should consider the investment objectives, risks, charges and expenses of a mutual fund carefully before investing. For a free prospectus, which contains this and other important information about the funds, visit columbiamanagement.com. Read the prospectus carefully before investing. The Fund is distributed by Columbia Management Investment Distributors, Inc., member FINRA, and managed by Columbia Management Investment Advisers, LLC.

©2011 Columbia Management Investment Advisers, LLC. All rights reserved.

C-1196 A (05/11)

Columbia World Equity Fund

Annual Report for the Period Ended March 31, 2011

The views expressed in this report reflect the current views of the respective parties. These views are not guarantees of future performance and involve certain risks, uncertainties and assumptions that are difficult to predict, so actual outcomes and results may differ significantly from the views expressed. These views are subject to change at any time based upon economic, market or other conditions and the respective parties disclaim any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Columbia Fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any particular Columbia Fund. References to specific securities should not be construed as a recommendation or investment advice.

President’s Message

Dear Shareholder:

The Columbia Management story began over 100 years ago, and today, we are one of the nation’s largest dedicated asset managers. The recent acquisition by Ameriprise Financial, Inc. brings together the talents, resources and capabilities of Columbia Management with those of RiverSource Investments, Threadneedle (acquired by Ameriprise in 2003) and Seligman Investments (acquired by Ameriprise in 2008) to build a best-in-class asset management business that we believe is truly greater than its parts.

RiverSource Investments traces its roots to 1894 when its then newly-founded predecessor, Investors Syndicate, offered a face-amount savings certificate that gave small investors the opportunity to build a safe and secure fund for retirement, education or other special needs. A mutual fund pioneer, Investors Syndicate launched Investors Mutual Fund in 1940. In the decades that followed, its mutual fund products and services lineup grew to include a full spectrum of styles and specialties. More than 110 years later, RiverSource continues to be a trusted financial products leader.

Threadneedle, a leader in global asset management and one of Europe’s largest asset managers, offers sophisticated international experience from a dedicated U.K. management team. Headquartered in London, it is named for Threadneedle Street in the heart of the city’s financial district, where British investors pioneered international and global investing. Threadneedle was acquired in 2003 and today operates as an affiliate of Columbia Management.

Seligman Investments’ beginnings date back to the establishment of the investment firm J. & W. Seligman & Co. in 1864. In the years that followed, Seligman played a major role in the geographical expansion and industrial development of the United States. In 1874, President Ulysses S. Grant named Seligman as fiscal agent for the U.S. Navy — an appointment that would last through World War I. Seligman helped finance the westward path of the railroads and the building of the Panama Canal. The firm organized its first investment company in 1929 and began managing its first mutual fund in 1930. In 2008, J. & W. Seligman & Co. Incorporated was acquired and Seligman Investments became an offering brand of RiverSource Investments, LLC.

We are proud of the rich and distinctive history of these firms, the strength and breadth of products and services they offer, and the combined cultures of pioneering spirit and forward thinking. Together we are committed to providing more for our shareholders than ever before.

■

A singular focus on our shareholders. Our business is asset management, so investors are our first priority. We dedicate our resources to identifying timely investment opportunities and provide a comprehensive choice of equity, fixed-income and alternative investments to help meet your individual needs.

■

First-class research and thought leadership. We are dedicated to helping you take advantage of today’s opportunities and anticipate tomorrow’s. We stay abreast of the latest investment trends and ideas, using our collective insight to evaluate events and transform them into solutions you can use.

■

A disciplined investment approach. We aren’t distracted by passing fads. Our teams adhere to a rigorous investment process that helps ensure the integrity of our products and enables you and your financial advisor to match our solutions to your objectives with confidence.

When you choose Columbia Management, you can be confident that we will take the time to understand your needs and help you and your financial advisor identify the solutions that are right for you. Because at Columbia Management, we don’t consider ourselves successful unless you are.

Sincerely,

J. Kevin Connaughton

President, Columbia Funds

Investors should consider the investment objectives, risks, charges and expenses of a mutual fund carefully before investing. For a free prospectus, which contains this and other important information about the funds, visit www.columbiamanagement.com. The prospectus should be read carefully before investing.

Columbia Funds are distributed by Columbia Management Investment Distributors, Inc., member FINRA, and managed by Columbia Management Investment Advisers, LLC.

© 2011 Columbia Management Investment Advisers, LLC. All rights reserved.

Fund Profile – Columbia World Equity Fund

Summary

■	For the 12-month period that ended March 31, 2011, the fund’s Class A shares returned 15.82% without sales charge.

■

The fund outperformed its benchmark, the MSCI World Index (Net)[1], which returned 13.45%, and the average return of the funds in its peer group, the Lipper Global Multi-Cap Core Classification[2], which returned 14.69%.

■

U.S. dollar weakness was the biggest contributor to the fund’s return. The fund also benefited from an allocation to Columbia Emerging Markets Fund, which covers markets that are not included in the index. An overweight in the U.S. stocks also aided performance as did an underweight in Japan.

Portfolio Management

Fred Copper has co-managed the fund since 2005 and has been associated with the fund’s adviser or the fund’s previous adviser or its predecessors since 2005.

Colin Moore has co-managed the fund since 2004 and has been associated with the fund’s adviser or the fund’s previous adviser or its predecessors since 2002.

Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. Please visit www.columbiamanagement.com for daily and most recent month-end performance updates.

Summary

1-year return as of 03/31/11

+15.82% Class A shares (without sales charge)

+13.45% MSCI World Index (Net)

Morningstar Style BoxTM

Equity Style

The Morningstar Style BoxTM is based on the fund’s portfolio holdings. For equity funds, the vertical axis shows the market capitalization of the stocks owned, and the horizontal axis shows investment style (value, blend, or growth). Information shown is based on the most recent data provided by Morningstar.

© 2011 Morningstar, Inc. All rights reserved. The Morningstar information contained herein: (1) is proprietary to Morningstar and/or its content providers; (2) may not be copied or distributed; and (3) is not warranted to be accurate, complete or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of this information.

[1]	The Morgan Stanley Capital International (MSCI) World Index (Net) is an index that tracks the performance of global stocks.

[2]

Lipper Inc., a widely respected data provider in the industry, calculates an average total return (assuming reinvestment of distributions) for mutual funds with investment objectives similar to those of the fund. Lipper makes no adjustment for the effect of sales loads.

Indices are not available for investment, are not professionally managed and do not reflect sales charges, fees, brokerage commissions, taxes or other expenses of investing. Securities in the fund may not match those in an index.

1

Economic Update – Columbia World Equity Fund

As the world shed concerns that key economies might lapse back into recession, the World Bank reported that global gross domestic product (GDP) rose 3.9% in 2010. The improvement over 2009 was more notable in high-income developed economies than in emerging-market countries, which had less ground to make up. Emerging market countries expanded by an estimated 7%, contributing nearly half of all global growth in 2010. This two-speed global recovery is likely to result in slower growth in 2011, but global growth should remain solid at 3.3% to 3.6%1 — higher in emerging market economies, led by China and India.

Robust expansion in the Asia Pacific region

Asian Pacific economies led the global economy in 2010 and are poised to continue in that role. Exports from markets such as Singapore and South Korea have been solid and domestic demand continues to strengthen. Labor markets are healthy, income is rising and confidence runs high across the region. Higher oil prices pose a downside risk to the current expansion, because it could erode demand for Asian exports and increase the risk of inflation. However, if growth exceeds expectations in the United States or Europe, the picture gets even better for Asia.

Austerity measures weigh on Europe

Growth in the developed world was hampered by a debt crisis in Europe’s weakest nations. However, the European Union took steps to manage debt restructuring in an orderly fashion and fear subsided — at least for now. In addition, austerity measures were introduced in Greece, Ireland, Portugal and Spain. Public employment and government spending were cut back sharply. Layoffs and pay cuts have been met with resistance, but their necessity is hard to dispute.

Inflation a growing worry

As demand picked up and commodity prices began to rise across the globe, inflation has become a growing worry in both fast-growing emerging markets and slower-growth developed countries. In developed market economies, inflation is generally an external force, resulting from higher commodity prices, especially for food and energy. In emerging markets, excess demand is driving inflation concerns and policymakers have begun to shift their focus from stimulating growth to taming inflation. However, rising food prices are also a problem in Asia since food accounts for a greater percentage of household budgets than it does in more developed areas of the world.

[1]	World Bank estimate, January 12, 2011.

Summary

For the 12-month period that ended March 31, 2011

■	Despite intermittent volatility, stock markets around the world gained ground, as measured by the S&P 500 Index, the MSCI EAFE Index (Net) and the MSCI Emerging Markets Index (Net).

S&P Index	MSCI EAFE Index

15.65%	10.42%

MSCI EM Index

18.46%

2

Economic Update (continued) – Columbia World Equity Fund

Stocks stall, then pick up steam

Despite a period of volatility in the summer of 2010, as the world sought to digest a mounting debt crisis within euro-zone countries, it was a good year for stock markets around the world. The U.S. stock market returned 15.65% for the 12-month period, as measured by the S&P 500 Index2. Outside the U.S., stock market returns were also positive. The MSCI EAFE Index (Net)3, a broad gauge of stock market performance in foreign developed markets, gained 10.42% (in U.S. dollars) for the period. Although the European Union took steps early in the year to rein in debt problems in Greece, Ireland and Spain, recent revelations that Portugal may also need a bailout hampered returns from European markets. The impact of an earthquake, tsunami and a nuclear power plant debacle took a significant bite out of Japan’s returns in March, and Japan is a major component of the index. Emerging markets remained resilient, despite mounting fears about rising inflation. The MSCI Emerging Markets Index (Net)4 returned 18.46% (in U.S. dollars), led by strong performances from Eastern European markets.

Past performance is no guarantee of future results.

[2]	The Standard & Poor’s (S&P) 500 Index tracks the performance of 500 widely held, large-capitalization U.S. stocks.

[3]

The Morgan Stanley Capital International Europe, Australasia, Far East (MSCI EAFE) Index (Net) is a free float-adjusted market capitalization index that is designed to measure the equity market performance of developed markets, excluding the U.S. & Canada. As of December 31, 2010, the MSCI EAFE Index (Net) consisted of the following 22 developed market country indices: Australia, Austria, Belgium, Denmark, Finland, France, Germany, Greece, Hong Kong, Ireland, Israel, Italy, Japan, the Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland and the United Kingdom.

[4]

The Morgan Stanley Capital International Emerging Markets (MSCI EM) Index (Net) is a free float-adjusted market capitalization index that is designed to measure equity market performance of emerging markets. As of December 31, 2010, the MSCI EM Index (Net) consisted of the following 21 emerging market country indices: Brazil, Chile, China, Colombia, Czech Republic, Egypt, Hungary, India, Indonesia, Korea, Malaysia, Mexico, Morocco, Peru, Philippines, Poland, Russia, South Africa, Taiwan, Thailand and Turkey.

Indices are not available for investment, are not professionally managed and do not reflect sales charges, fees, brokerage commissions, taxes or other expenses of investing. Securities in the fund may not match those in an index.

3

Performance Information – Columbia World Equity Fund

Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. Please visit www.columbiamanagement.com for daily and most recent month-end performance updates.

Net asset value per share

As of 03/31/11 ($)
Class A	12.90
Class B	12.20
Class C	12.18

Distributions declared per share

04/01/10 – 03/31/11 ($)
Class A	0.06
Class B	0.00
Class C	0.00

Performance of a $10,000 investment 04/01/01 – 03/31/11

The chart above shows the change in value of a hypothetical $10,000 investment in Class A shares of Columbia World Equity Fund during the stated time period, and does not reflect the deduction of taxes that a shareholder may pay on fund distributions or on the redemption of fund shares.

Performance of a $10,000 investment 04/01/01 – 03/31/11 ($)

Share class
Sales charge:	without	with
Class A	13,123	12,369
Class B	12,169	12,169
Class C	12,153	12,153

Average annual total return as of 03/31/11 (%)

Share class	A		B		C
Inception	10/15/91		03/27/95		03/27/95
Sales charge	without	with	without	with	without	with
1-year	15.82	9.16	14.88	9.88	14.91	13.91
5-year	1.97	0.77	1.21	0.86	1.21	1.21
10-year	2.76	2.15	1.98	1.98	1.97	1.97

The “with sales charge” returns include the maximum initial sales charge of 5.75% for Class A shares and the applicable contingent deferred sales charge of 5.00% in the first year, declining to 1.00% in the sixth year and eliminated thereafter for Class B shares and 1.00% for Class C shares for the first year only. The “without sales charge” returns do not include the effect of sales charges. If they had, returns would be lower.

Performance results reflect any fee waivers or reimbursements of fund expenses by the investment advisor and/or any of its affiliates. Absent these fee waivers or expense reimbursement arrangements, performance results would have been lower.

All results shown assume reinvestment of distributions. Please see the fund’s prospectus for details. Performance for different share classes will vary based on differences in sales charges and fees associated with each class.

The table does not reflect the deduction of taxes that a shareholder may pay on fund distributions or on the redemption of fund shares.

4

Understanding Your Expenses – Columbia World Equity Fund

As a fund shareholder, you incur two types of costs. There are transaction costs, which generally include sales charges on purchases and may include redemption fees or exchange fees. There are also ongoing costs, which generally include investment advisory fees, distribution and service (Rule 12b-1) fees and other fund expenses. The information on this page is intended to help you understand the ongoing costs of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds.

Analyzing your fund’s expenses by share class

To illustrate these ongoing costs, we have provided an example and calculated the expenses paid by investors in each share class during the period. The information in the following table is based on an initial investment of $1,000, which is invested at the beginning of the period and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the “Actual” column is calculated using the fund’s actual operating expenses and total return for the period. The amount listed in the “Hypothetical” column for each share class assumes that the return each year is 5% before expenses and is calculated based on the fund’s actual operating expenses. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during this period.

Compare with other funds

Since all mutual funds are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing costs of investing in the fund with other funds. To do so, compare the 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the ongoing costs of investing in a fund and do not reflect any transaction costs, such as sales charges, redemption fees or exchange fees.

Estimating your actual expenses

To estimate the expenses that you paid over the period, first you will need your account balance at the end of the period:

■

For shareholders who receive their account statements from Columbia Management Investment Services Corp., your account balance is available online at www.columbiamanagement.com or by calling Shareholder Services at 800.345.6611.

■	For shareholders who receive their account statements from their financial intermediary, contact your financial intermediary to obtain your account balance.
1.	Divide your ending account balance by $1,000. For example, if an account balance was $8,600 at the end of the period, the result would be 8.6.
2.	In the section of the table below titled “Expenses paid during the period,” locate the amount for your share class. You will find this number in the column labeled “Actual.” Multiply this number by the result from step 1. Your answer is an estimate of the expenses you paid on your account during the period.

If the value of your account falls below the minimum initial investment requirement applicable to you, your account may be subject to a $20 annual fee. This fee is not included in the accompanying table. If you are subject to the fee, keep it in mind when you are estimating the ongoing expenses of investing in the fund and when comparing the expenses of this fund with other funds.

10/01/10 – 3/31/11

	Account value at the beginning of the period ($)		Account value at the end of the period ($)		Expenses paid during the period ($)		Fund’s annualized expense ratio (%)
	Actual	Hypothetical	Actual	Hypothetical	Actual	Hypothetical	Actual
Class A	1,000.00	1,000.00	1,130.90	1,017.75	7.65	7.24	1.44
Class B	1,000.00	1,000.00	1,126.50	1,014.01	11.61	11.00	2.19
Class C	1,000.00	1,000.00	1,126.70	1,014.01	11.61	11.00	2.19

Expenses paid during the period are equal to the annualized expense ratio for the share class, multiplied by the average account value over the period, then multiplied by the number of days in the fund’s most recent fiscal half-year and divided by 365.

Had the Investment Manager and/or any of its affiliates not waived fees or reimbursed a portion of expenses, account value at the end of the period would have been reduced.

It is important to note that the expense amounts shown in the table are meant to highlight only ongoing costs of investing in the fund and do not reflect any transaction costs, such as sales charges, redemption fees or exchange fees. Therefore, the hypothetical examples provided may not help you determine the relative total costs of owning shares of different funds. If these transaction costs were included, your costs would have been higher.

5

Portfolio Managers’ Report – Columbia World Equity Fund

Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. Please visit www.columbiamanagement.com for daily and most recent month-end performance updates.

Top 5 countries

as of 03/31/11 (%)
United States*	59.1
United Kingdom	7.7
Japan	4.8
Germany	3.6
Republic of Korea	2.3

*	Includes short-term obligation and investment companies.

Top 5 sectors

as of 03/31/11 (%)
Information Technology	15.8
Health Care	13.1
Financials	12.3
Consumer Discretionary	12.0
Energy	11.7

The fund is actively managed and the composition of its portfolio will change over time.

Information provided is calculated as a percentage of net assets.

For the 12-month period that ended March 31, 2011, the fund’s Class A shares returned 15.82% without sales charge. The fund outperformed its benchmark, the MSCI World Index (Net), which returned 13.45%. It also did better than the 14.69% average return of the funds in its peer group, the Lipper Global Multi-Cap Core Funds Classification. U.S. dollar weakness was the biggest contributor to return. With a weak dollar, earnings valued in foreign currencies were worth more when converted to U.S. dollars. The fund benefited from an allocation to Columbia Emerging Markets Fund (3.9% of net assets), which covers markets not included in the index. We emphasized this fund because we believed that emerging markets were likely to be leaders during the global economic recovery. An overweight in the U.S. stocks also aided performance as did an underweight in Japan.

U.S. stocks helped drive return

U.S. stocks make up 50% of the MSCI World Index, and the fund’s exposure to the U.S. market was higher than 50%. We favored the United States because of policies that helped keep interest rates at historical lows. We emphasized stocks that we expected to do well during an economic recovery. Technology stocks met this criterion. The fund was overweight in the sector, and technology stocks were the best performers in the portfolio. Because of cost-cutting and restructuring, most corporations have relatively large amounts of cash on their balance sheets, and they are spending a good portion of it on technology as a way to increase productivity. An example is Teradata (1.5% of net assets), a company that produces data storage systems that are in strong demand.

Health care and materials stocks were noteworthy

Stock selection in health care was positive, with Novo Nordisk in Denmark (1.7% of net assets) being the best performer. The company has a strong diabetes franchise. Materials stocks also did well. For example, Ahlstrom (1.6% of net assets), a specialty packaging company in Finland, was buoyed by high demand for its products and a favorable pricing environment.

Some stocks disappointed

In the energy sector, Transocean, an offshore drilling company, did poorly. The company was involved with the oil spill in the Gulf of Mexico. We sold the stock. Freenet AG (0.7% of net assets), a German telecommunications company that experienced a decline in subscriber growth, also held back results. We maintained a position in the stock because we believe the company has a strong potential for future cash flow growth.

The global markets face several headwinds

The dislocation in Japan that resulted from a major earthquake and tsunami could have a significant impact on businesses around the world, should Japanese manufacturers be unable to produce and export products. Unrest in the Mideast could also affect global markets. While oil prices have risen, the reaction of world stock markets to the Mideast turmoil has been muted. This situation could change if key countries, such as Bahrain and Saudi Arabia, become involved. Continuation of a sovereign debt crisis in Europe could also affect the financial markets. Ireland and Greece have been bailed out by the European Union and the International Monetary Fund; however, other countries may also seek help. So far there has been sufficient funding for bailouts, but this may not be the case if additional economies request support. In the

6

Portfolio Managers’ Report (continued) – Columbia World Equity Fund

United States, the Federal Reserve Board’s (the Fed’s) program of purchasing long-term Treasury securities will end in June. Known as “quantitative easing,” the central bank’s policy was aimed at pumping money into a sluggish economy. In an environment in which yields on long-term Treasuries are relatively low, market participants may be reluctant to purchase Treasuries unless the Fed raises interest rates. Higher interest rates could dampen corporate profits and, ultimately, stock prices. Given these concerns, the fund has a slightly defensive positioning. Its investment approach will continue to be based on individual stock selection.

Portfolio characteristics and holdings are subject to change periodically and may not be representative of current characteristics and holdings. The outlook for the fund may differ from that presented for other Columbia Funds.

Equity securities are subject to stock market fluctuations that occur in response to economic and business developments.

International investing involves special risks, including foreign taxation, currency risks, risks associated with possible differences in financial standards and other risks associated with future political and economic developments.

Top 10 holdings

as of 03/31/11 (%)
Columbia Emerging Markets Fund, Class Z	3.9
Exxon Mobil	2.3
Novo Nordisk	1.7
Ahlstrom	1.6
Teradata	1.5
Tele2	1.5
Verizon Communications	1.5
EMC	1.4
Peabody Energy	1.4
Qwest Communications	1.4

The fund is actively managed and the composition of its portfolio will change over time. Information provided is calculated as a percentage of net assets.

7

Investment Portfolio – Columbia World Equity Fund

March 31, 2011

Common Stocks – 94.1%

	Shares	Value ($)
Consumer Discretionary – 12.0%
Auto Components – 1.8%
Autoliv, Inc.	7,063	524,286
Kongsberg Automotive Holding ASA (a)	559,200	442,891

Auto Components Total		967,177

Hotels, Restaurants & Leisure – 1.1%
Yum! Brands, Inc.	11,302	580,697

Hotels, Restaurants & Leisure Total		580,697

Household Durables – 0.7%
Arnest One Corp.	38,500	384,460

Household Durables Total		384,460

Internet & Catalog Retail – 1.3%
Hyundai Home Shopping Network Corp.	6,523	721,858

Internet & Catalog Retail Total		721,858

Media – 1.0%
Daiichikosho Co., Ltd.	30,700	521,929

Media Total		521,929

Multiline Retail – 2.5%
Dollar Tree, Inc. (a)	7,155	397,246
Kohl’s Corp.	8,267	438,482
Target Corp.	9,828	491,498

Multiline Retail Total		1,327,226

Specialty Retail – 0.7%
Inditex SA	4,821	386,846

Specialty Retail Total		386,846

Textiles, Apparel & Luxury Goods – 2.9%
Hanesbrands, Inc. (a)	18,407	497,725
LG Fashion Corp.	18,470	498,283
NIKE, Inc., Class B	7,090	536,713

Textiles, Apparel & Luxury Goods Total		1,532,721

Consumer Discretionary Total		6,422,914

Consumer Staples – 2.7%
Beverages – 1.1%
PepsiCo, Inc.	8,914	574,151

Beverages Total		574,151

Food & Staples Retailing – 0.9%
CVS Caremark Corp.	13,553	465,139

Food & Staples Retailing Total		465,139

Food Products – 0.7%
Asian Citrus Holdings Ltd.	351,000	387,858

Food Products Total		387,858

Consumer Staples Total		1,427,148

	Shares	Value ($)
Energy – 11.7%
Energy Equipment & Services – 1.6%
Oceaneering International, Inc. (a)	3,909	349,660
Shinko Plantech Co., Ltd.	45,700	527,925

Energy Equipment & Services Total		877,585

Oil, Gas & Consumable Fuels – 10.1%
Apache Corp.	3,142	411,351
BG Group PLC	21,667	539,099
Chevron Corp.	6,822	732,887
Devon Energy Corp.	7,370	676,345
Exxon Mobil Corp.	14,558	1,224,764
Peabody Energy Corp.	10,270	739,029
Royal Dutch Shell PLC, Class B	14,871	539,147
Yanzhou Coal Mining Co., Ltd., Class H	152,000	548,193

Oil, Gas & Consumable Fuels Total		5,410,815

Energy Total		6,288,400

Financials – 12.3%
Capital Markets – 1.9%
Deutsche Bank AG, Registered Shares	10,360	609,090
Northern Trust Corp.	8,090	410,568

Capital Markets Total		1,019,658

Commercial Banks – 5.5%
Banco Santander SA	39,003	452,813
HSBC Holdings PLC	59,051	607,217
PNC Financial Services Group, Inc.	7,790	490,692
Standard Chartered PLC	18,518	480,355
Synovus Financial Corp.	162,087	389,009
U.S. Bancorp	20,807	549,929

Commercial Banks Total		2,970,015

Diversified Financial Services – 1.7%
Citigroup, Inc. (a)	115,462	510,342
JPMorgan Chase & Co.	9,052	417,297

Diversified Financial Services Total		927,639

Insurance – 3.2%
Lancashire Holdings Ltd.	49,322	472,756
Legal & General Group PLC	323,355	597,572
Zurich Financial Services AG, Registered Shares	2,223	622,246

Insurance Total		1,692,574

Financials Total		6,609,886

Health Care – 13.1%
Biotechnology – 1.9%
Amgen, Inc. (a)	11,726	626,755
Celgene Corp. (a)	7,197	414,043

Biotechnology Total		1,040,798

See Accompanying Notes to Financial Statements.

8

Columbia World Equity Fund

March 31, 2011

Common Stocks (continued)

	Shares	Value ($)
Health Care (continued)
Health Care Equipment & Supplies – 0.8%
St. Shine Optical Co., Ltd.	33,000	405,810

Health Care Equipment & Supplies Total		405,810

Health Care Providers & Services – 5.7%
Laboratory Corp. of America Holdings (a)	6,902	635,881
McKesson Corp.	8,557	676,431
Medco Health Solutions, Inc. (a)	7,420	416,707
Miraca Holdings, Inc.	17,300	662,140
UnitedHealth Group, Inc.	15,080	681,616

Health Care Providers & Services Total		3,072,775

Pharmaceuticals – 4.7%
Allergan, Inc.	7,968	565,887
Jazz Pharmaceuticals, Inc. (a)	18,177	578,938
Novo-Nordisk A/S, Class B	7,071	888,377
Sanofi-Aventis SA	7,337	514,441

Pharmaceuticals Total		2,547,643

Health Care Total		7,067,026

Industrials – 9.9%
Aerospace & Defense – 2.0%
Honeywell International, Inc.	7,130	425,732
United Technologies Corp.	7,473	632,590

Aerospace & Defense Total		1,058,322

Commercial Services & Supplies – 0.8%
Waste Management, Inc.	11,163	416,826

Commercial Services & Supplies Total		416,826

Construction & Engineering – 1.9%
KBR, Inc.	14,349	541,962
Macmahon Holdings Ltd.	870,426	508,599

Construction & Engineering Total		1,050,561

Electrical Equipment – 1.5%
Emerson Electric Co.	5,942	347,191
Nidec Corp.	5,600	485,017

Electrical Equipment Total		832,208

Industrial Conglomerates – 0.7%
General Electric Co.	19,023	381,411

Industrial Conglomerates Total		381,411

Machinery – 3.0%
Dover Corp.	7,350	483,189
Parker Hannifin Corp.	6,355	601,691
Sulzer AG, Registered Shares	3,475	523,615

Machinery Total		1,608,495

Industrials Total		5,347,823

	Shares	Value ($)
Information Technology – 15.8%
Communications Equipment – 1.2%
Juniper Networks, Inc. (a)	15,007	631,495

Communications Equipment Total		631,495

Computers & Peripherals – 2.5%
Apple, Inc. (a)	1,778	619,544
EMC Corp. (a)	28,049	744,701

Computers & Peripherals Total		1,364,245

Electronic Equipment, Instruments & Components – 0.9%
Venture Corp., Ltd.	65,000	495,528

Electronic Equipment, Instruments & Components Total		495,528

Internet Software & Services – 2.7%
Akamai Technologies, Inc. (a)	10,350	393,300
Google, Inc., Class A (a)	910	533,451
Tencent Holdings Ltd.	20,400	497,063

Internet Software & Services Total		1,423,814

IT Services – 3.7%
Accenture PLC, Class A	12,150	667,886
International Business Machines Corp.	2,992	487,905
Teradata Corp. (a)	16,139	818,247

IT Services Total		1,974,038

Semiconductors & Semiconductor Equipment – 2.2%
ARM Holdings PLC	55,891	515,547
First Solar, Inc. (a)	4,288	689,682

Semiconductors & Semiconductor Equipment Total		1,205,229

Software – 2.6%
Citrix Systems, Inc. (a)	9,377	688,834
Oracle Corp.	20,649	689,057

Software Total		1,377,891

Information Technology Total		8,472,240

Materials – 7.6%
Chemicals – 4.6%
Agrium, Inc.	4,770	440,080
BASF SE	5,681	491,359
LyondellBasell Industries NV, Class A (a)	12,227	483,578
Potash Corp. of Saskatchewan, Inc.	7,959	469,024
Praxair, Inc.	5,670	576,072

Chemicals Total		2,460,113

Metals & Mining – 1.5%
Freeport-McMoRan Copper & Gold, Inc.	6,948	385,962
Vale SA	12,400	405,194

Metals & Mining Total		791,156

See Accompanying Notes to Financial Statements.

9

Columbia World Equity Fund

March 31, 2011

Common Stocks (continued)

	Shares	Value ($)
Materials (continued)
Paper & Forest Products – 1.5%
Ahlstrom Oyj	33,735	830,924

Paper & Forest Products Total		830,924

Materials Total		4,082,193

Telecommunication Services – 6.3%
Diversified Telecommunication Services – 4.4%
Qwest Communications International, Inc.	108,065	738,084
Tele2 AB, Class B	35,020	808,935
Verizon Communications, Inc.	20,926	806,488

Diversified Telecommunication Services Total		2,353,507

Wireless Telecommunication Services – 1.9%
Freenet AG	31,791	363,587
Vivo Participacoes SA, ADR	15,946	643,900

Wireless Telecommunication Services Total		1,007,487

Telecommunication Services Total		3,360,994

Utilities – 2.7%
Gas Utilities – 1.1%
Chesapeake Utilities Corp.	13,815	574,980

Gas Utilities Total		574,980

Independent Power Producers & Energy Traders – 0.6%
International Power PLC	69,743	344,596

Independent Power Producers & Energy Traders Total		344,596

Water Utilities – 1.0%
Hyflux Ltd.	313,500	537,202

Water Utilities Total		537,202

Utilities Total		1,456,778

Total Common Stocks (cost of $37,859,186)		50,535,402

Preferred Stock – 0.9%

Consumer Staples – 0.9%
Household Products – 0.9%
Henkel AG & Co., KGaA	7,681	475,805

Household Products Total		475,805

Consumer Staples Total		475,805

Total Preferred Stock (cost of $393,017)		475,805

Investment Company – 3.8%

	Shares	Value ($)
Columbia Emerging Markets Fund, Class Z (b)	180,949	2,079,106

Total Investment Company (cost of $1,340,905)		2,079,106

Short-Term Obligation – 0.5%
	Par ($)
Repurchase agreement with Fixed Income Clearing Corp., dated 03/31/11, due 04/01/11 at 0.040%, collateralized by a U.S. Treasury obligation maturing 08/15/39, market value $277,915 (repurchase proceeds $269,000)	269,000	269,000

Total Short-Term Obligation (cost of $269,000)		269,000

Total Investments – 99.3% (cost of $39,862,108) (c)		53,359,313

Other Assets & Liabilities, Net – 0.7%		360,149

Net Assets – 100.0%		53,719,462

Notes to Investment Portfolio:

(a)	Non-income producing security.

(b)	Investments in affiliates during the year ended March 31, 2011:

Affiliate	Value, beginning of period	Purchases	Sales Proceeds	Dividend Income	Value, end of period
Columbia Emerging Markets Fund, Class Z	$1,784,042	$750,000	$533,600	$23,542	$2,079,106
Columbia Convertible Securities Fund, Class Z	—	1,518,600	1,739,720	33,871	—
Columbia Greater China Fund, Class Z	807,295	—	770,694	—	—

Total	$2,591,337	$2,268,600	$3,044,014	$57,413	$2,079,106

(c) Cost for federal income tax purposes is $39,930,315.

Generally accepted accounting principles (GAAP) require disclosure regarding the inputs and valuation techniques used to measure fair value and any changes in valuation inputs or techniques. In addition, investments shall be disclosed by major category.

The Fund categorizes its fair value measurements according to a three-level hierarchy that maximizes the use of observable inputs and minimizes the use of unobservable inputs by prioritizing that the most observable input be used when available. Observable inputs are those that market participants would use in pricing an investment based on market data obtained from sources independent of the reporting entity. Unobservable inputs are those that reflect the Fund’s assumptions about the information market participants would use in pricing an investment. An investment’s level within the fair value hierarchy is based on the lowest level of any input that is deemed significant to the asset or liability’s fair value measurement. The input levels are not necessarily an indication of the risk or liquidity associated with investments at that level. For example, certain U.S. government securities are generally high quality and liquid, however, they are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market.

See Accompanying Notes to Financial Statements.

10

Columbia World Equity Fund

March 31, 2011

Fair value inputs are summarized in the three broad levels listed below:

•

Level 1 — Valuations based on quoted prices for investments in active markets that the Fund has the ability to access at the measurement date (including NAV for open-end mutual funds). Valuation adjustments are not applied to Level 1 investments.

•	Level 2 — Valuations based on other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.).

•	Level 3 — Valuations based on significant unobservable inputs (including the Fund’s own assumptions and judgment in determining the fair value of investments).

Inputs that are used in determining fair value of an investment may include price information, credit data, volatility statistics, and other factors. These inputs can be either observable or unobservable. The availability of observable inputs can vary between investments, and is affected by various factors such as the type of investment, and the volume and level of activity for that investment or similar investments in the marketplace. The inputs will be considered by the Investment Manager, along with any other relevant factors in the calculation of an investment’s fair value. The Fund uses prices and inputs that are current as of the measurement date, which may include periods of market dislocations. During these periods, the availability of prices and inputs may be reduced for many investments. This condition could cause an investment to be reclassified between the various levels within the hierarchy. Non-U.S. equity securities actively traded in foreign markets may be reflected in Level 2 despite the availability of closing prices, because the Fund evaluates and determines whether those closing prices reflect fair value at the close of the New York Stock Exchange (NYSE) or require adjustment, as described in Note 2 to the financial statements — Security Valuation.

Investments falling into the Level 3 category are primarily supported by quoted prices from brokers and dealers participating in the market for those investments. However, these may be classified as Level 3 investments due to lack of market transparency and corroboration to support these quoted prices. Additionally, valuation models may be used as the pricing source for any remaining investments classified as Level 3. These models rely on one or more significant unobservable inputs and/or significant assumptions by the Investment Manager. Inputs used in valuations may include, but are not limited to, financial statement analysis, capital account balances, discount rates and estimated cash flows, and comparable company data.

The following table is a summary of the inputs used to value the Fund’s investments as of March 31, 2011:

Description	Quoted Prices (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Common Stocks
Consumer Discretionary	$3,466,647	$2,956,267	$—	$6,422,914
Consumer Staples	1,039,290	387,858	—	1,427,148
Energy	4,134,036	2,154,364	—	6,288,400
Financials	2,767,837	3,842,049	—	6,609,886
Health Care	4,596,258	2,470,768	—	7,067,026
Industrials	3,830,592	1,517,231	—	5,347,823
Information Technology	6,964,102	1,508,138	—	8,472,240
Materials	2,759,910	1,322,283	—	4,082,193
Telecommunication Services	2,188,472	1,172,522	—	3,360,994
Utilities	574,980	881,798	—	1,456,778

Total Common Stocks	32,322,124	18,213,278	—	50,535,402

Total Preferred Stock	—	475,805	—	475,805

Total Investment Company	2,079,106	—	—	2,079,106

Total Short-Term Obligation	—	269,000	—	269,000

Total Investments	34,401,230	18,958,083	—	53,359,313

Unrealized Appreciation on Forward Foreign Currency Exchange Contracts	—	274,725	—	274,725

Unrealized Depreciation on Forward Foreign Currency Exchange Contracts	—	(148,735)	—	(148,735)

Total	$34,401,230	$19,084,073	$—	$53,485,303

The Fund’s assets assigned to the Level 2 input category are generally valued using the market approach, in which a security’s value is determined through its correlation to prices and information from market transactions for similar or identical assets. These assets include certain foreign securities for which a third party statistical pricing service may be employed for purposes of fair market valuation. The models utilized by the third party statistical pricing service take into account a security’s correlation to available market data including, but not limited to, intraday index, ADR, and ETF movements.

Certain short-term obligations may be valued using amortized cost, an income approach which converts future cash flows to a present value based upon the premium or discount at purchase.

There were no significant transfers of financial assets between Levels 1 and 2 during the period.

See Accompanying Notes to Financial Statements.

11

Columbia World Equity Fund

March 31, 2011

Forward foreign currency exchange contracts outstanding on March 31, 2011 are:

Foreign Exchange Rate Risk

Counterparty	Forward Foreign Currency Exchange Contracts to Buy	Value	Aggregate Face Value	Settlement Date	Unrealized Appreciation (Depreciation)
Morgan Stanley Capital Services, Inc.	AUD	$1,735,664	$1,684,851	04/28/11	$50,813
Morgan Stanley Capital Services, Inc.	CAD	2,117,400	2,073,478	04/28/11	43,922
Morgan Stanley Capital Services, Inc.	CHF	751,336	750,128	04/28/11	1,208
Morgan Stanley Capital Services, Inc.	EUR	3,624,996	3,489,868	04/28/11	135,128
Morgan Stanley Capital Services, Inc.	GBP	2,333,493	2,349,838	04/28/11	(16,345)
Morgan Stanley Capital Services, Inc.	JPY	2,365,831	2,399,601	04/28/11	(33,770)
Morgan Stanley Capital Services, Inc.	KRW	528,240	528,692	04/28/11	(452)
Morgan Stanley Capital Services, Inc.	NOK	212,204	212,318	04/28/11	(114)

					$180,390

Counterparty	Forward Foreign Currency Exchange Contracts to Sell	Value	Aggregate Face Value	Settlement Date	Unrealized Appreciation (Depreciation)
Morgan Stanley Capital Services, Inc.	BRL	$435,941	$419,109	04/28/11	$(16,832)
Morgan Stanley Capital Services, Inc.	DKK	863,360	830,379	04/28/11	(32,981)
Morgan Stanley Capital Services, Inc.	EUR	287,563	279,857	04/28/11	(7,706)
Morgan Stanley Capital Services, Inc.	GBP	1,129,058	1,138,270	04/28/11	9,212
Morgan Stanley Capital Services, Inc.	JPY	310,871	328,654	04/28/11	17,783
Morgan Stanley Capital Services, Inc.	KRW	1,697,727	1,677,358	04/28/11	(20,369)
Morgan Stanley Capital Services, Inc.	NOK	348,557	334,448	04/28/11	(14,109)
Morgan Stanley Capital Services, Inc.	SGD	565,667	559,610	04/28/11	(6,057)
Morgan Stanley Capital Services, Inc.	TWD	656,775	673,434	04/28/11	16,659

					$(54,400)

For the year ended March 31, 2011, transactions in written option contracts were as follows:

	Number of contracts	Premium received
Options outstanding at March 31, 2010	—	$—
Options written	1,314	54,098
Options terminated in closing purchase transactions	(5)	(3,010)
Options exercised	(564)	(19,088)
Options expired	(745)	(32,000)

Options outstanding at March 31, 2011	—	$—

The Fund was invested in the following countries at March 31, 2011:

Summary of Securities by Country	Value	% of Total Investments

United States*	$31,560,568	59.1
United Kingdom	4,096,288	7.7
Japan	2,581,470	4.8
Germany	1,939,843	3.6
Republic of Korea	1,220,141	2.3
Switzerland	1,145,861	2.1
China	1,045,256	2.0
Brazil	1,049,093	2.0
Singapore	1,032,730	1.9
Denmark	888,377	1.7
Canada	909,104	1.7
Spain	839,659	1.6
Finland	830,924	1.6
Sweden	808,935	1.5
Ireland	667,886	1.2
France	514,441	1.0
Australia	508,599	1.0
Netherlands	483,578	0.9
Taiwan	405,811	0.8
Norway	442,891	0.8
Hong Kong	387,858	0.7

	$53,359,313	100.0

* Includes short-term obligation and investment company.

Certain securities are listed by country of underlying exposure but may trade predominantly on another exchange.

Acronym	Name
ADR	American Depositary Receipt
AUD	Australian Dollar
BRL	Brazilian Real
CAD	Canadian Dollar
CHF	Swiss Franc
DKK	Danish Krone
EUR	Euro
GBP	Pound Sterling
JPY	Japanese Yen
KRW	South Korean Won
NOK	Norwegian Krone
SGD	Singapore Dollar
TWD	New Taiwan Dollar

See Accompanying Notes to Financial Statements.

12

Statement of Assets and Liabilities – Columbia World Equity Fund

March 31, 2011

		($)
Assets	Unaffiliated investments, at cost	38,521,203
	Affiliated investments, at cost	1,340,905

	Total investments, at cost	39,862,108

	Unaffiliated investments, at value	51,280,207
	Affiliated investments, at value	2,079,106

	Total investments, at value	53,359,313
	Cash	19
	Foreign currency (cost of $213,398)	213,771
	Unrealized appreciation on forward foreign currency exchange contracts	274,725
	Receivable for:
	Investments sold	531,487
	Fund shares sold	2,092
	Dividends	129,497
	Foreign tax reclaims	18,039

	Expense reimbursement due from Investment Manager	9,769
	Trustees’ deferred compensation plan	32,544
	Prepaid expenses	83

	Total Assets	54,571,339

Liabilities	Unrealized depreciation on forward foreign currency exchange contracts	148,735
	Payable for:
	Investments purchased	531,258
	Fund shares repurchased	22,941
	Investment advisory fee	17,287
	Administration fee	10,832
	Pricing and bookkeeping fees	5,773
	Transfer agent fee	11,169
	Trustees’ fees	31
	Audit fee	30,850
	Custody fee	4,201
	Distribution and service fees	12,491
	Reports to shareholders	11,776
	Chief compliance officer expenses	209
	Interest expense	267
	Trustees’ deferred compensation plan	32,544
	Merger costs	6,774
	Other liabilities	4,739

	Total Liabilities	851,877

	Net Assets	53,719,462

Net Assets Consist of	Paid-in capital	53,834,943
	Undistributed net investment income	13,862
	Accumulated net realized loss	(13,755,385)
	Net unrealized appreciation (depreciation) on:
	Investments	13,497,205
	Foreign currency translations	128,837

	Net Assets	53,719,462

See Accompanying Notes to Financial Statements.

13

Statement of Assets and Liabilities (continued) – Columbia World Equity Fund

March 31, 2011

Class A	Net assets	$52,197,330
	Shares outstanding	4,046,770
	Net asset value per share	$12.90	(a)
	Maximum sales charge	5.75%
	Maximum offering price per share ($12.90/0.9425)	$13.69	(b)

Class B	Net assets	$659,749
	Shares outstanding	54,072
	Net asset value and offering price per share	$12.20	(a)

Class C	Net assets	$862,383
	Shares outstanding	70,797
	Net asset value and offering price per share	$12.18	(a)

(a)	Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

(b)	On sales of $50,000 or more the offering price is reduced.

See Accompanying Notes to Financial Statements.

14

Statement of Operations – Columbia World Equity Fund

For the Year Ended March 31, 2011

		($)
Investment Income	Dividends	1,185,923
	Dividends from affiliates	57,413
	Interest	4,308
	Foreign taxes withheld	(58,523)

	Total Investment Income	1,189,121

Expenses	Investment advisory fee	212,846
	Administration fee	133,029
	Distribution fee:
	Class B	5,583
	Class C	6,074
	Service fee:
	Class A	129,040
	Class B	1,861
	Class C	2,025
	Transfer agent fee	119,877
	Pricing and bookkeeping fees	58,294
	Trustees’ fees	16,761
	Custody fee	24,260
	Reports to shareholders	61,262
	Chief compliance officer expenses	1,023
	Merger costs	21,880
	Other expenses	99,518

	Expenses before interest expense	893,333
	Interest expense	267

	Total Expenses	893,600

	Fees waived or expenses reimbursed by Investment Manager	(115,066)
	Expense reductions	(6)

	Net Expenses	778,528

	Net Investment Income	410,593

Net Realized and Unrealized Gain (Loss) on Investments, Capital Gains Distributions Received, Foreign Currency and Written Options	Net realized gain on:
	Investments	1,577,642
	Affiliated investments	372,322
	Capital gains distributions received from affiliated investments	301,508
	Foreign currency transactions and forward foreign currency exchange contracts	212,601
	Written options	34,460

	Net realized gain	2,498,533

	Net change in unrealized appreciation (depreciation) on:
	Investments	4,531,146
	Foreign currency translations and forward foreign currency exchange contracts	257,797

	Net change in unrealized appreciation (depreciation)	4,788,943

	Net Gain	7,287,476

	Net Increase Resulting from Operations	7,698,069

See Accompanying Notes to Financial Statements.

15

Statement of Changes in Net Assets – Columbia World Equity Fund

		Year Ended March 31,
Increase (Decrease) in Net Assets		2011 ($)	2010 ($)
Operations	Net investment income	410,593	226,808
	Net realized gain (loss) on investments, capital gains distributions received from affiliated investments, foreign currency transactions, forward foreign currency exchange contracts and written options	2,498,533	(460,291)
	Net change in unrealized appreciation (depreciation) on investments, foreign currency translations, forward foreign currency exchange contracts and written options	4,788,943	19,796,222

	Net increase resulting from operations	7,698,069	19,562,739

Distributions to Shareholders	From net investment income:
	Class A	(250,394)	(1,016,070)
	Class B	—	(14,307)
	Class C	—	(10,909)

	Total distributions to shareholders	(250,394)	(1,041,286)

	Net Capital Stock Transactions	(6,641,099)	(3,984,478)

	Redemption fees	—	723

	Increase from regulatory settlements	—	81,783

	Total increase in net assets	806,576	14,619,481

Net Assets	Beginning of period	52,912,886	38,293,405
	End of period	53,719,462	52,912,886
	Undistributed (overdistributed) net investment income at end of period	13,862	(358,938)

See Accompanying Notes to Financial Statements.

16

Statement of Changes in Net Assets (continued) – Columbia World Equity Fund

	Capital Stock Activity
	Year Ended March 31, 2011		Year Ended March 31, 2010
	Shares	Dollars ($)	Shares	Dollars ($)
Class A
Subscriptions	366,866	4,208,374	119,814	1,226,499
Distributions reinvested	17,744	213,811	90,419	941,091
Redemptions	(900,834)	(10,553,441)	(556,858)	(5,636,645)

Net decrease	(516,224)	(6,131,256)	(346,625)	(3,469,055)

Class B
Subscriptions	3,683	41,636	7,060	70,882
Distributions reinvested	—	—	1,315	13,337
Redemptions	(39,598)	(428,847)	(69,600)	(655,436)

Net decrease	(35,915)	(387,211)	(61,225)	(571,217)

Class C
Subscriptions	13,651	150,633	15,213	147,197
Distributions reinvested	—	—	919	9,318
Redemptions	(26,267)	(273,265)	(10,481)	(100,721)

Net increase (decrease)	(12,616)	(122,632)	5,651	55,794

See Accompanying Notes to Financial Statements.

17

Financial Highlights – Columbia World Equity Fund

Selected data for a share outstanding throughout each period is as follows:

	Year Ended March 31,
Class A Shares	2011		2010		2009		2008		2007
Net Asset Value, Beginning of Period	$11.19		$7.47		$13.16		$15.48		$14.14

Income from Investment Operations:
Net investment income (a)	0.09		0.05		0.10		0.14		0.12
Net realized and unrealized gain (loss) on capital gain distributions received from affiliated investments, investments, foreign currency and written options	1.68		3.87		(5.69)		(0.81)		1.97

Total from investment operations	1.77		3.92		(5.59)		(0.67)		2.09

Less Distributions to Shareholders:
From net investment income	(0.06)		(0.22)		—		(0.22)		(0.18)
From net realized gains	—		—		(0.11)		(1.43)		(0.57)

Total distributions to shareholders	(0.06)		(0.22)		(0.11)		(1.65)		(0.75)

Redemption Fees:
Redemption fees added to paid-in-capital	—		—	(b)	—	(b)	—	(b)	—	(b)

Increase from regulatory settlements	—		0.02		0.01		—		—

Net Asset Value, End of Period	$12.90		$11.19		$7.47		$13.16		$15.48
Total return (c)	15.82	%(d)	52.96	%(d)	(42.79	)%(d)	(5.47	)%(e)	15.11%

Ratios to Average Net Assets/Supplemental Data:
Net expenses before interest expense	1.44	%(f)	1.40	%(f)	1.58	%(g)	1.40	%(f)	1.47	%(f)
Interest expense	—	%(h)	—		—		—		—
Net expenses	1.44	%(f)	1.40	%(f)	1.58	%(g)	1.40	%(f)	1.47	%(f)
Waiver/Reimbursement	0.22%		0.36%		0.06%		—		—
Net investment income	0.79	%(f)	0.49	%(f)	0.91	%(g)	0.94	%(f)	0.80	%(f)
Portfolio turnover rate	75%		90%		154%		69%		85%
Net assets, end of period (000s)	$52,197		$51,073		$36,672		$74,106		$86,237

(a)	Per share data was calculated using the average shares outstanding during the period.

(b)	Rounds to less than $0.01 per share.

(c)	Total return at net asset value assuming all distributions reinvested and no initial sales charge or contingent deferred sales charge.

(d)	Had the Investment Manager and/or any of its affiliates not waived fees or reimbursed a portion of expenses, total return would have been reduced.

(e)	Total return includes a voluntary reimbursement by the Investment Manager for a realized investment loss due to a trading error. This reimbursement had an impact of less than 0.01% on total return.

(f)	The benefits derived from expense reductions had an impact of less than 0.01%.

(g)	The benefits derived from expense reductions had an impact of 0.02%.

(h)	Rounds to less than 0.01%.

See Accompanying Notes to Financial Statements.

18

Financial Highlights – Columbia World Equity Fund

Selected data for a share outstanding throughout each period is as follows:

	Year Ended March 31,
Class B Shares	2011		2010		2009		2008		2007
Net Asset Value, Beginning of Period	$10.62		$7.08		$12.58		$14.86		$13.58

Income from Investment Operations:
Net investment income (loss) (a)	0.01		(0.02)		0.03		0.03		0.02
Net realized and unrealized gain (loss) on capital gain distributions received from affiliated investments, investments, foreign currency and written options	1.57		3.67		(5.43)		(0.77)		1.87

Total from investment operations	1.58		3.65		(5.40)		(0.74)		1.89

Less Distributions to Shareholders:
From net investment income	—		(0.13)		—		(0.11)		(0.04)
From net realized gains	—		—		(0.11)		(1.43)		(0.57)

Total distributions to shareholders	—		(0.13)		(0.11)		(1.54)		(0.61)

Redemption Fees:
Redemption fees added to paid-in-capital	—		—	(b)	—	(b)	—	(b)	—	(b)

Increase from regulatory settlements	—		0.02		0.01		—		—

Net Asset Value, End of Period	$12.20		$10.62		$7.08		$12.58		$14.86
Total return (c)	14.88	%(d)	51.99	%(d)	(43.26	)%(d)	(6.12	)%(e)	14.17%

Ratios to Average Net Assets/Supplemental Data:
Net expenses before interest expense	2.19	%(f)	2.15	%(f)	2.33	%(g)	2.15	%(f)	2.22	%(f)
Interest expense	—	%(h)	—		—		—		—
Net expenses	2.19	%(f)	2.15	%(f)	2.33	%(g)	2.15	%(f)	2.22	%(f)
Waiver/Reimbursement	0.22%		0.36%		0.06%		—		—
Net investment income (loss)	0.07	%(f)	(0.21	)%(f)	0.25	%(g)	0.23	%(f)	0.11	%(f)
Portfolio turnover rate	75%		90%		154%		69%		85%
Net assets, end of period (000s)	$660		$955		$1,071		$3,654		$8,445

(a)	Per share data was calculated using the average shares outstanding during the period.

(b)	Rounds to less than $0.01 per share.

(c)	Total return at net asset value assuming all distributions reinvested and no contingent deferred sales charge.

(d)	Had the Investment Manager and/or any of its affiliates not waived fees or reimbursed a portion of expenses, total return would have been reduced.

(e)	Total return includes a voluntary reimbursement by the Investment Manager for a realized investment loss due to a trading error. This reimbursement had an impact of less than 0.01% on total return.

(f)	The benefits derived from expense reductions had an impact of less than 0.01%.

(g)	The benefits derived from expense reductions had an impact of 0.02%.

(h)	Rounds to less than 0.01%.

See Accompanying Notes to Financial Statements.

19

Financial Highlights – Columbia World Equity Fund

Selected data for a share outstanding throughout each period is as follows:

	Year Ended March 31,
Class C Shares	2011		2010		2009		2008		2007
Net Asset Value, Beginning of Period	$10.60		$7.07		$12.56		$14.84		$13.56

Income from Investment Operations:
Net investment income (loss) (a)	0.01		(0.03)		0.02		0.03		—	(b)
Net realized and unrealized gain (loss) on capital gain distributions received from affiliated investments, investments, foreign currency and written options	1.57		3.67		(5.41)		(0.77)		1.89

Total from investment operations	1.58		3.64		(5.39)		(0.74)		1.89

Less Distributions to Shareholders:
From net investment income	—		(0.13)		—		(0.11)		(0.04)
From net realized gains	—		—		(0.11)		(1.43)		(0.57)

Total distributions to shareholders	—		(0.13)		(0.11)		(1.54)		(0.61)

Redemption Fees:
Redemption fees added to paid-in-capital	—		—	(b)	—	(b)	—	(b)	—	(b)

Increase from regulatory settlements	—		0.02		0.01		—		—

Net Asset Value, End of Period	$12.18		$10.60		$7.07		$12.56		$14.84
Total return (c)	14.91	%(d)	51.92	%(d)	(43.25	)%(d)	(6.12	)%(e)	14.19%

Ratios to Average Net Assets/Supplemental Data:
Net expenses before interest expense	2.19	%(f)	2.15	%(f)	2.33	%(g)	2.15	%(f)	2.22	%(f)
Interest expense	—	%(h)	—		—		—		—
Net expenses	2.19	%(f)	2.15	%(f)	2.33	%(g)	2.15	%(f)	2.22	%(f)
Waiver/Reimbursement	0.22%		0.36%		0.06%		—		—
Net investment income (loss)	0.08	%(f)	(0.29	)%(f)	0.15	%(g)	0.21	%(f)	0.02	%(f)
Portfolio turnover rate	75%		90%		154%		69%		85%
Net assets, end of period (000s)	$862		$884		$550		$987		$1,144

(a)	Per share data was calculated using the average shares outstanding during the period.

(b)	Rounds to less than $0.01 per share.

(c)	Total return at net asset value assuming all distributions reinvested and no contingent deferred sales charge.

(d)	Had the Investment Manager and/or any of its affiliates not waived fees or reimbursed a portion of expenses, total return would have been reduced.

(e)	Total return includes a voluntary reimbursement by the Investment Manager for a realized investment loss due to a trading error. This reimbursement had an impact of less than 0.01% on total return.

(f)	The benefits derived from expense reductions had an impact of less than 0.01%.

(g)	The benefits derived from expense reductions had an impact of 0.02%.

(h)	Rounds to less than 0.01%.

See Accompanying Notes to Financial Statements.

20

Notes To Financial Statements – Columbia World Equity Fund

March 31, 2011

Note 1. Organization

Columbia World Equity Fund (the Fund), a series of Columbia Funds Series Trust I (the Trust), is a diversified fund. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust.

After the close of business on April 30, 2010, Ameriprise Financial, Inc. (Ameriprise Financial) acquired a portion of the asset management business of Columbia Management Group, LLC (the Transaction), including the business of managing the Fund. In connection with the closing of the Transaction (the Closing), RiverSource Investments, LLC, a wholly owned subsidiary of Ameriprise Financial, became the investment manager of the Fund and changed its name to Columbia Management Investment Advisers, LLC (the Investment Manager).

Investment Objective

The Fund seeks long-term capital appreciation.

Fund Shares

The Trust has unlimited authorized shares of beneficial interest. The Fund offers Class A, Class B and Class C shares. All share classes have identical voting, dividend and liquidation rights. Each share class has its own expense structure and sales charges, as applicable.

Class A shares are subject to a maximum front-end sales charge of 5.75% based on the initial investment amount. Class A shares purchased without an initial sales charge in accounts aggregating $1 million to $50 million at the time of purchase are subject to a 1.00% contingent deferred sales charge (CDSC) if the shares are sold within 18 months of purchase, charged as follows: 1.00% CDSC if redeemed within 12 months of purchase, and 0.50% CDSC if redeemed more than 12, but less than 18 months after purchase.

The Fund no longer accepts investments by new or existing investors in the Fund’s Class B shares, except in connection with the reinvestment of any dividend and/or capital gain distributions in Class B shares of the Fund and exchanges by existing Class B shareholders of other funds within the Columbia Family of Funds. Class B shares are subject to a maximum CDSC of 5.00% based upon the holding period after purchase. Class B shares will generally convert to Class A shares eight years after purchase.

Class C shares are subject to a 1.00% CDSC on shares redeemed within one year of purchase.

Note 2. Summary of Significant Accounting Policies

The preparation of financial statements in accordance with U.S. generally accepted accounting principles (GAAP) requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates.

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements.

Security Valuation

Equity securities and securities of certain investment companies are valued at the last sale price on the principal exchange on which they trade, except for securities traded on the NASDAQ, which are valued at the NASDAQ official close price. Unlisted securities or listed securities for which there were no sales during the day are valued at the closing bid price on such exchanges or over-the-counter markets.

Short-term investments maturing in 60 days or less are valued at amortized cost, which approximates market value.

Investments in other open-end investment companies are valued at net asset value.

Written options are valued at the last reported sale price, or in the absence of a sale, at the last quoted ask price.

Forward foreign currency exchange contracts are valued at the prevailing forward exchange rate of the underlying currencies.

Foreign securities are generally valued at the last sale price on the foreign exchange or market on which they trade. If any foreign share prices are not readily available as a result of limited share activity, the securities are valued at the last sale price of the local shares in the principal market in which such securities are normally traded.

Generally, trading in foreign securities is substantially completed each day at various times prior to the close of the New York Stock Exchange (NYSE). The values of such securities used in computing the net asset value of the Fund’s shares are determined as of such times. Foreign currency exchange rates are generally determined at 4:00 p.m. Eastern (U.S.) time. Occasionally, events affecting the values of such foreign securities and such exchange rates may occur between the times at which they are determined and the close of the

21

Columbia World Equity Fund

March 31, 2011

customary trading session of the NYSE, which would not be reflected in the computation of the Fund’s net asset value. If events materially affecting the values of such foreign securities occur and it is determined that market quotations are not reliable, then these foreign securities will be valued at their fair value using procedures approved by the Board of Trustees.

The Fund may use a systematic fair valuation model provided by an independent third party to value securities principally traded in foreign markets. The third party pricing service takes into account multiple factors, including, but not limited to, movements in the U.S. securities markets, certain depositary receipts, futures contracts and foreign exchange rates that have occurred subsequent to the close of the foreign exchange, to determine a good faith estimate that reasonably reflects the current market conditions as of the close of the NYSE. The fair value of a security is likely to be different from the quoted or published price, if available.

Investments for which market quotations are not readily available, or that have quotations which management believes are not reliable, are valued at fair value as determined in good faith under consistently applied procedures established by and under the general supervision of the Board of Trustees. If a security is valued at fair value, such value is likely to be different from the last quoted market price for the security. The determination of fair value often requires significant judgment. To determine fair value, management may use assumptions including but not limited to future cash flows and estimated risk premiums. Multiple inputs from various sources may be used to determine value.

Foreign Currency Transactions and Translations

The values of all assets and liabilities quoted in foreign currencies are translated into U.S. dollars at that day’s exchange rates. Net realized and unrealized gains (losses) on foreign currency transactions and translations include gains (losses) arising from the fluctuation in exchange rates between trade and settlement dates on securities transactions, gains (losses) arising from the disposition of foreign currency and currency gains (losses) between the accrual and payment dates on dividends, interest income and foreign withholding taxes.

For financial statement purposes, the Fund does not distinguish that portion of gains (losses) on investments which is due to changes in foreign exchange rates from that which is due to changes in market prices of the investments. Such fluctuations are included with the net realized and unrealized gains (losses) on investments on the Statement of Operations.

Derivative Instruments

The Fund may use derivative instruments including written options and forward foreign currency exchange contracts in order to meet its investment objectives. The Fund employs strategies in differing combinations to permit it to increase, decrease or change the level of exposure to market risk factors. The achievement of any strategy relating to derivatives depends on an analysis of various risk factors, and if the strategies for the use of derivatives do not work as intended, the Fund may not achieve its investment objectives.

In pursuit of its investment objectives, the Fund is exposed to the following market risks among others:

Equity Risk: Equity risk relates to change in value of equity securities such as common stocks due to general market conditions such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, or adverse investor sentiment. Equity securities generally have greater price volatility than fixed income securities.

Foreign Exchange Rate Risk: Foreign exchange rate risk relates to the change in the U.S. dollar value of a security held that is denominated in a foreign currency. The U.S. dollar value of a foreign-currency-denominated security will decrease as the dollar appreciates against the currency, while the U.S. dollar value will increase as the dollar depreciates against the currency.

The following notes provide more detailed information about each derivative type held by the Fund:

Forward Foreign Currency Exchange Contracts — The Fund entered into forward foreign currency exchange contracts to shift its investment exposure from one currency to another.

Forward foreign currency exchange contracts are agreements to exchange one currency for another at a future date at a specified price. These contracts are used to minimize the exposure to foreign exchange rate fluctuations during the period between the trade and settlement dates of the contract. Contracts to buy generally are used to acquire exposure to foreign currencies, while contracts to sell are generally used to reduce the exposure to foreign exchange rate fluctuations. Forward foreign currency exchange contracts are valued daily at the current exchange rate of the underlying currency, resulting in unrealized gains (losses) which become realized at the time the forward foreign currency exchange contracts are closed or mature. Realized and unrealized gains (losses) arising from such transactions are included in net realized and unrealized gains (losses) on foreign currency transactions. The use of forward foreign currency exchange contracts does not eliminate fluctuations in the

22

Columbia World Equity Fund

March 31, 2011

prices of the Fund’s portfolio securities. While the maximum potential loss from such contracts is the aggregate face value in U.S. dollars at the time the contract was opened, exposure is typically limited to the change in value of the contract (in U.S. dollars) over the period it remains open. The Fund could also be exposed to risk that counterparties of the contracts may be unable to fulfill the terms of the contracts.

During the year ended March 31, 2011, the Fund entered into 210 forward foreign currency exchange contracts.

Options — The Fund had written covered call options to decrease the Fund’s exposure to equity risk and to increase return on instruments. Written covered call options become more valuable as the price of the underlying instruments depreciates relative to the strike price.

Writing put options tends to increase the Fund’s exposure to the underlying instrument. When the Fund writes a call or put option, an amount equal to the premium received is recorded as a liability and subsequently marked-to-market to reflect the current value of the option written. Premiums received from writing options which expire are treated as realized gains. Premiums received from writing options which are exercised or closed are added to the proceeds or offset against the amounts paid on the underlying security transaction to determine the realized gain or loss. The Fund, as a writer of an option, has no control over whether the underlying security may be sold (call) or purchased (put) and as a result bears the market risk of an unfavorable change in the price of the security underlying the written option. There is the risk that the Fund may not be able to enter into a closing transaction because of an illiquid market. The Fund identifies within its portfolio of investments cash or liquid portfolio securities equal to the amount of the written options contract commitment.

The Fund may also purchase put and call options. Purchasing call options tends to increase the Fund’s exposure to the underlying instrument. Purchasing put options tends to decrease the Fund’s exposure to the underlying instrument. The Fund may pay a premium, which is included in the Fund’s Statement of Assets and Liabilities as an investment and subsequently marked-to-market to reflect the current value of the option. The risk associated with purchasing put and call options is limited to the premium paid. Premiums paid for purchasing options which expire are treated as realized losses. Premiums paid for purchasing options which are exercised are added to the amounts paid (call) or offset against the proceeds (put) on the underlying security to determine the realized gain or loss. If the Fund enters into a closing transaction, the Fund will realize a gain or loss, depending on whether the proceeds from the closing transaction are greater or less than the cost of the option.

During the year ended March 31, 2011, the Fund entered into 1,314 written options contracts.

Effects of Derivative Transactions in the Financial Statements

The following table is a summary of the value of the Fund’s derivative instruments as of March 31, 2011:

Fair Value of Derivative Instruments
Statement of Assets and Liabilities
Asset	Fair Value	Liability	Fair Value
Unrealized Appreciation on Forward Foreign Currency Exchange Contracts	$274,725	Unrealized Depreciation on Forward Foreign Currency Exchange Contracts	$148,735

The effect of derivative instruments on the Fund’s Statement of Operations for the year ended March 31, 2011:

	Amount of Realized Gain or (Loss) and Change in Unrealized Appreciation (Depreciation) on Derivatives
	Risk Exposure	Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)
Forward Foreign Currency Exchange Contracts	Foreign Exchange Rate Risk	$221,123	$255,570
Written Options	Equity Risk	34,460	—

Repurchase Agreements

The Fund may engage in repurchase agreement transactions with institutions that the Investment Manager has determined are creditworthy. The Fund, through the custodian, receives delivery of the underlying securities collateralizing a repurchase agreement. The Investment Manager is responsible for determining that the collateral is at least equal, at all times, to the value of the repurchase obligation including interest. A repurchase agreement transaction involves certain risks in the event of default or insolvency of the counterparty. These risks include possible delays in or restrictions on the Fund’s

23

Columbia World Equity Fund

March 31, 2011

ability to dispose of the underlying securities and a possible decline in the value of the underlying securities during the period while the Fund seeks to assert its rights.

Security Transactions

Security transactions are accounted for on the trade date. Cost is determined and gains (losses) are based upon the specific identification method for both financial statement and federal income tax purposes.

Income Recognition

Interest income is recorded on the accrual basis.

Corporate actions and dividend income are recorded net of any non-reclaimable tax withholdings, on the ex-dividend date or upon receipt of ex-dividend notification in the case of certain foreign securities.

Expenses

General expenses of the Trust are allocated to the Fund and other series of the Trust based upon relative net assets or other expense allocation methodologies determined by the nature of the expense. Expenses directly attributable to a specific class of shares are charged to that share class. Expenses directly attributable to the Fund are charged to the Fund.

Determination of Class Net Asset Value

All income, expenses (other than class-specific expenses which are charged directly to a share class, as shown in the Statement of Operations) and realized and unrealized gains (losses) are allocated to each class of the Fund on a daily basis, based on the relative net assets of each class, for purposes of determining the net asset value of each class.

Federal Income Tax Status

The Fund intends to qualify each year as a “regulated investment company” under Subchapter M of the Internal Revenue Code, as amended, and will distribute substantially all of its taxable income, if any, for its tax year, and as such will not be subject to federal income taxes. In addition, the Fund intends to distribute in each calendar year substantially all of its net investment income, capital gains and certain other amounts, if any, such that the Fund should not be subject to federal excise tax. Therefore, no federal income or excise tax provision is recorded.

Distributions to Shareholders

Distributions from net investment income, if any, are declared and paid semi-annually. Net realized capital gains, if any, are distributed at least annually. Income distributions and capital gain distributions are determined in accordance with federal income tax regulations which differ from GAAP.

Indemnifications

Under the Trust’s organizational documents and, in some cases, by contract, its officers and directors are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, certain of the Fund’s contracts with its service providers contain general indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown since the amount of any future claims that may be made against the Fund cannot be determined and the Fund has no historical basis for predicting the likelihood of any such claims.

Note 3. Fees and Compensation Paid to Affiliates

Investment Management Fee

Under an Investment Management Services Agreement (IMSA), the Investment Manager determines which securities will be purchased, held or sold. The management fee is equal to a percentage of the Fund’s average daily net assets that declines from 0.40% to 0.35% as the Fund’s net assets increase.

The Investment Manager has voluntarily agreed to waive the investment management fee charged to the Fund on its assets that are invested in Columbia Convertible Securities Fund, Columbia Greater China Fund and Columbia Emerging Markets Fund. For the year ended March 31, 2011, investment management fees of $13,734 were waived for the Fund. The Investment Manager, in its discretion, may revise or discontinue this arrangement at any time.

Prior to the Closing, Columbia Management Advisors, LLC (Columbia), an indirect, wholly owned subsidiary of Bank of America Corporation (BOA), provided investment management services to the Fund under the same fee structure. For the year ended March 31, 2011, the annualized effective management fee rate, net of fee waivers, was 0.37% of the Fund’s average daily net assets.

Administration Fee

Effective upon the Closing, the Investment Manager provides administration and accounting services to the Fund under an

24

Columbia World Equity Fund

March 31, 2011

Administrative Services Agreement, including services previously performed under the Pricing and Bookkeeping Oversight and Services Agreement (the Services Agreement) as discussed in the Pricing and Bookkeeping Fees note below. The Fund pays an annual administration fee equal to 0.25% of the Fund’s average daily net assets. The Investment Manager has voluntarily agreed to waive the administration fee charged to the Fund on its assets that are invested in Columbia Convertible Securities Fund, Columbia Greater China Fund and Columbia Emerging Markets Fund. The Investment Manager, in its discretion, may revise or discontinue this arrangement at any time.

Prior to the Closing, Columbia provided administrative services to the Fund at the same fee rates. For the year ended March 31, 2011, administration fees of $8,555 were waived for the Fund and the annualized effective administration fee rate, net of fee waivers, was 0.23% of the Fund’s average daily net assets.

Pricing and Bookkeeping Fees

Prior to the Closing, the Fund entered into a Financial Reporting Services Agreement (the Financial Reporting Services Agreement) with State Street Bank and Trust Company (State Street) and Columbia pursuant to which State Street provides financial reporting services to the Fund. The Fund also entered into an Accounting Services Agreement (collectively with the Financial Reporting Services Agreement, the State Street Agreements) with State Street and Columbia pursuant to which State Street provides accounting services to the Fund. Upon the Closing, Columbia assigned and delegated its rights and obligations under the State Street Agreements to the Investment Manager. Under the State Street Agreements, the Fund pays State Street an annual fee of $38,000 paid monthly plus an additional monthly fee based on an annualized percentage rate of average daily net assets of the Fund for the month. The aggregate fee will not exceed $140,000 per year (exclusive of out-of-pocket expenses and charges). The Fund also reimburses State Street for certain out-of-pocket expenses and charges.

Also prior to the Closing, the Fund entered into the Services Agreement with Columbia. Under the Services Agreement, Columbia provided services related to Fund expenses and the requirements of the Sarbanes-Oxley Act of 2002, and provided oversight of the accounting and financial reporting services provided by State Street. Under the Services Agreement, the Fund reimbursed Columbia for out-of-pocket expenses and charges, including fees payable to third parties, such as for pricing the Fund’s portfolio securities, incurred by Columbia in the performance of services under the Services Agreement. The Services Agreement was terminated upon the Closing. These services are now provided under the Administrative Services Agreement discussed above.

Transfer Agent Fee

In connection with the Closing, RiverSource Service Corporation, a wholly owned subsidiary of Ameriprise Financial, provides transfer agency services to the Fund under a Transfer Agency Agreement and changed its name to Columbia Management Investment Services Corp. (the Transfer Agent). The Transfer Agent has contracted with Boston Financial Data Services (BFDS) to serve as sub-transfer agent.

The Transfer Agent receives monthly account-based service fees based on the number of open accounts and is reimbursed by the Fund for the fees and expenses the Transfer Agent pays to financial intermediaries that maintain omnibus accounts with the Fund that is a percentage of the average aggregate value of the Fund’s shares maintained in each such omnibus account (other than omnibus accounts for which American Enterprise Investment Services Inc. is the broker of record or accounts where the beneficial shareholder is a customer of Ameriprise Financial Services, Inc., which are paid a per account fee). The Transfer Agent pays the fees of BFDS for services as sub-transfer agent and, is not entitled to reimbursement for such fees from the Fund (with the exception of out-of pocket fees). The Transfer Agent also receives compensation from fees for various shareholder services and reimbursements for certain out-of- pocket expenses.

Prior to the Closing, Columbia Management Services, Inc., an affiliate of Columbia and an indirect, wholly owned subsidiary of BOA, provided transfer agency services to the Fund and contracted with BFDS to serve as sub-transfer agent, under the same fee structure.

For the year ended March 31, 2011, the Fund’s effective transfer agent fee rate for each class was 0.23% of the Fund’s average daily net assets.

An annual minimum account balance fee of $20 may apply to certain accounts with a value below the Fund’s initial minimum investment requirements to reduce the impact of small accounts on transfer agent fees. These minimum account balance fees are recorded as part of expense reductions on the Statement of Operations. For the year ended March 31, 2011, no minimum account balance fees were charged by the Fund.

25

Columbia World Equity Fund

March 31, 2011

Underwriting Discounts, Service and Distribution Fees

In connection with the Closing, RiverSource Fund Distributors, Inc., an indirect wholly owned subsidiary of Ameriprise Financial, provides distribution and shareholder services to the Fund and changed its name to Columbia Management Investment Distributors, Inc. (the Distributor). Pursuant to Rule 12b-1 under the 1940 Act, the Board of Trustees has approved, and the Fund has adopted, distribution and shareholder service plans (the Plans) which set the distribution and service fees for the Fund. These fees are calculated daily and are intended to compensate the Distributor and/or eligible selling and/or servicing agents for selling shares of the Fund and providing services to investors.

The Plans require the payment of a monthly service fee to the Distributor at the maximum annual rate of 0.25% of the average daily net assets attributable to Class A, Class B and Class C shares of the Fund. The Plans also require the payment of a monthly distribution fee to the Distributor at the maximum annual rate of 0.75% of the average daily net assets attributable to Class B and Class C shares only.

Prior to the Closing, Columbia Management Distributors, Inc., an affiliate of Columbia and an indirect, wholly owned subsidiary of BOA, was the principal underwriter of the Fund’s shares. There were no changes to the underwriting discount structure of the Fund or the service or distribution fee rates paid by the Fund as a result of the Transaction.

Sales Charges

Sales charges, including front-end and CDSC’s, received by the Distributor for distributing Fund shares were $2,116 for Class A, $465 for Class B and $311 for Class C shares for the year ended March 31, 2010.

Fee Waivers and Expense Reimbursements

The Investment Manager has voluntarily agreed to bear a portion of the Fund’s expenses so that the Fund’s ordinary operating expenses (excluding any distribution and service fees, brokerage commissions, interest, taxes and extraordinary expenses, but including custodian charges relating to overdrafts, if any), after giving effect to any balance credits from the Fund’s custodian, do not exceed 1.15% of the Fund’s average daily net assets on an annualized basis. The Investment Manager, in its discretion, may revise or discontinue this arrangement at any time. Merger costs are treated as extraordinary expenses and therefore not subject to the Fund’s expense limits. Prior to May 1, 2010, Columbia voluntarily reimbursed a portion of the Fund’s expenses in the same manner.

Fees Paid to Officers and Trustees

In connection with the Closing, all officers of the Fund are employees of the Investment Manager or its affiliates and, with the exception of the Fund’s Chief Compliance Officer, receive no compensation from the Fund. The Board of Trustees has appointed a Chief Compliance Officer to the Fund in accordance with federal securities regulations. The Fund, along with other affiliated funds, pays its pro-rata share of the expenses associated with the Chief Compliance Officer. The Fund’s expenses for the Chief Compliance Officer will not exceed $15,000 per year. Prior to the Closing, all officers of the Fund were employees of Columbia or its affiliates and the Fund paid its pro-rata share of the expenses for the Chief Compliance Officer under the same fee structure.

Trustees are compensated for their services to the Fund, as set forth on the Statement of Operations. The Trust’s eligible Trustees may participate in a deferred compensation plan which may be terminated at any time. Obligations of the plan will be paid solely out of the Fund’s assets.

Note 4. Custody Credits

The Fund has an agreement with its custodian bank under which custody fees may be reduced by balance credits. These credits are recorded as part of expense reductions on the Statement of Operations. The Fund could have invested a portion of the assets utilized in connection with the expense offset arrangement in an income-producing asset if it had not entered into such an agreement. For the year ended March 31, 2011, these custody credits reduced total expenses by $6 for the Fund.

Note 5. Portfolio Information

The cost of purchases and proceeds from sales of securities, excluding short-term obligations, aggregated $38,689,408 and $44,051,584, respectively, for the year ended March 31, 2011.

Note 6. Redemption Fees

Effective March 1, 2010, the Fund no longer assesses a 2.00% redemption fee on the proceeds from Fund shares that are redeemed within 60 days of purchase. The redemption fee was designed to offset brokerage commissions and other costs associated with short term trading of fund shares. The redemption fees, which were retained by the Fund, were accounted for as an addition to paid-in

26

Columbia World Equity Fund

March 31, 2011

capital and were allocated to each class based on the relative net assets at the time of the redemption. For the year ended March 31, 2010, the Portfolio received redemption fees for Class A, Class B and Class C of the Portfolio amounted to $696, $16 and $11, respectively.

Note 7. Regulatory Settlements

During the year ended March 31, 2010, the Fund received payments totaling $81,783 resulting from certain regulatory settlements with third parties in which the Fund had participated. The payments have been included in “Increase from regulatory settlements” in the Statement of Changes in Net Assets.

Note 8. Line of Credit

Prior to March 28, 2011, the Fund and other affiliated funds participated in a $280,000,000 committed, unsecured revolving line of credit provided by State Street. Effective March 28, 2011, the commitment was reduced to $225,000,000. The maximum amount that may be borrowed by any fund is limited to the lesser of $200,000,000 and the Fund’s borrowing limit set forth in the Fund’s registration statement. Borrowings are available for short-term liquidity or temporary or emergency purposes.

Effective October 14, 2010, interest is charged to each participating fund based on the fund’s borrowings at a rate per annum equal to the greater of the Federal Funds Rate plus 1.25% or the overnight LIBOR Rate plus 1.25%. In addition, a commitment fee of 0.125% per annum was accrued and apportioned among the participating funds pro rata based on their relative net assets.

Prior to October 14, 2010, interest was charged to each participating fund at the same rates. In addition, a commitment fee of 0.15% per annum was accrued and apportioned among the participating funds pro rata based on their relative net assets.

For the year ended March 31, 2011, the average daily loan balance outstanding on days where borrowing existed was $1,320,000 at a weighted average interest rate of 1.455%.

Note 9. Federal Tax Information

The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. Reclassifications are made to the Fund’s capital accounts for permanent tax differences to reflect income and gains available for distribution (or available capital loss carryforwards) under income tax regulations.

For the year ended March 31, 2011, permanent book and tax basis differences resulting primarily from differing treatments for distribution reclasses, foreign currency transactions and proceeds from litigation settlements were identified and reclassified among the components of the Fund’s net assets as follows:

Overdistributed Net Investment Income	Accumulated Net Realized Loss	Paid-In Capital
$212,601	$(212,601)	$—

Net investment income and net realized gains (losses), as disclosed on the Statement of Operations, and net assets were not affected by this reclassification.

The tax character of distributions paid during the years ended March 31, 2011 and March 31, 2010 was as follows:

	March 31, 2011	March 31, 2010
Distributions paid from:
Ordinary Income*	$250,394	$1,041,286
*	For tax purposes short-term capital gain distributions, if any, are considered ordinary income distributions.

As of March 31, 2011, the components of distributable earnings on a tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Net Unrealized Appreciation*
$197,428	$—	$13,428,998
*	The differences between book-basis and tax-basis net unrealized appreciation are primarily due to deferral of losses from wash sales.

Unrealized appreciation and depreciation at March 31, 2011, based on cost of investments for federal income tax purposes were:

Unrealized appreciation	$13,726,501
Unrealized depreciation	(297,503)

Net unrealized appreciation	$13,428,998

27

Columbia World Equity Fund

March 31, 2011

The following capital loss carryforwards may be available to reduce taxable income arising from future net realized gains on investments, if any, to the extent permitted by the Internal Revenue Code:

Year of Expiration	Capital Loss Carryforwards
2017	$5,412,288
2018	8,274,890

$13,687,178

Capital loss carryforwards of $2,285,932 were utilized during the year ended March 31, 2011.

Management of the Fund has concluded that there are no significant uncertain tax positions that would require recognition in the financial statements. However, management’s conclusion may be subject to review and adjustment at a later date based on factors including, but not limited to, new tax laws, regulations, and administrative interpretations (including relevant court decisions). The Fund’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.

Note 10. Significant Risks and Contingencies

Foreign Securities Risk

Investing in foreign securities may include certain risks and considerations not typically associated with investing in U.S. securities, such as fluctuating currency values and changing local and regional economic, political and social conditions, which may result in greater market volatility. In addition, certain foreign securities may not be as liquid as U.S. securities. Investing in emerging markets may accentuate these risks.

Investments in emerging market countries are subject to additional risk. The risk of foreign investments is typically increased in less developed countries. These countries are also more likely to experience high levels of inflation, deflation or currency devaluation which could hurt their economies and securities markets.

Note 11. Subsequent Events

Management has evaluated the events and transactions that have occurred through the date the financial statements were issued. Other than as noted below, there were no items requiring adjustment of the financial statements or additional disclosure.

Effective May 16, 2011, the line of credit commitment with State Street was reduced to $150,000,000, and the maximum amount that may be borrowed by any fund was limited to the lesser of $120,000,000 and the Fund’s borrowing limit set forth in the Fund’s registration statement.

In August 2010, the Board of Trustees approved a proposal to merge the Fund into Columbia Global Equity Fund (formerly known as Threadneedle Global Equity Fund). The merger is expected to be a tax-free reorganization for U.S. federal income tax purposes. The proposal was approved at a special meeting of shareholders held on February 15, 2011, and the merger is expected to take place before the end of the second quarter 2011.

Note 12. Information Regarding Pending and Settled Legal Proceedings

In June 2004, an action captioned John E. Gallus et al. v. American Express Financial Corp. and American Express Financial Advisors Inc. was filed in the United States District Court for the District of Arizona. The plaintiffs allege that they are investors in several American Express Company (now known as RiverSource) mutual funds and they purport to bring the action derivatively on behalf of those funds under the Investment Company Act of 1940. The plaintiffs allege that fees allegedly paid to the defendants by the funds for investment advisory and administrative services are excessive. The plaintiffs seek remedies including restitution and rescission of investment advisory and distribution agreements. The plaintiffs voluntarily agreed to transfer this case to the United States District Court for the District of Minnesota (the District Court). In response to defendants’ motion to dismiss the complaint, the District Court dismissed one of plaintiffs’ four claims and granted plaintiffs limited discovery. Defendants moved for summary judgment in April 2007. Summary judgment was granted in the defendants’ favor on July 9, 2007. The plaintiffs filed a notice of appeal with the Eighth Circuit Court of Appeals (the Eighth Circuit) on August 8, 2007. On April 8, 2009, the Eighth Circuit reversed summary judgment and remanded to the District Court for further proceedings. On August 6, 2009, defendants filed a writ of certiorari with the U.S. Supreme Court (the Supreme Court), asking the Supreme Court to stay the District Court proceedings while the Supreme Court considers and rules in a case captioned Jones v. Harris Associates, which involves issues of law similar to those presented in the Gallus case. On March 30, 2010, the Supreme Court issued its ruling in Jones v. Harris Associates, and on April 5, 2010, the Supreme Court vacated the Eighth Circuit’s decision in the Gallus case and remanded the case to the Eighth Circuit for further consideration in light of the Supreme Court’s decision in Jones v. Harris Associates. On June 4, 2010, the Eighth Circuit remanded the Gallus case to the

28

Columbia World Equity Fund

March 31, 2011

District Court for further consideration in light of the Supreme Court’s decision in Jones v. Harris Associates. On December 9, 2010, the District Court reinstated its July 9, 2007 summary judgment order in favor of the defendants. On January 10, 2011, plaintiffs filed a notice of appeal with the Eighth Circuit.

In December 2005, without admitting or denying the allegations, American Express Financial Corporation (AEFC, which is now known as Ameriprise Financial, Inc. (Ameriprise Financial)), entered into settlement agreements with the Securities and Exchange Commission (SEC) and Minnesota Department of Commerce (MDOC) related to market timing activities. As a result, AEFC was censured and ordered to cease and desist from committing or causing any violations of certain provisions of the Investment Advisers Act of 1940, the Investment Company Act of 1940, and various Minnesota laws. AEFC agreed to pay disgorgement of $10 million and civil money penalties of $7 million. AEFC also agreed to retain an independent distribution consultant to assist in developing a plan for distribution of all disgorgement and civil penalties ordered by the SEC in accordance with various undertakings detailed at http://www.sec.gov/litigation/admin/ia-2451.pdf. Ameriprise Financial and its affiliates have cooperated with the SEC and the MDOC in these legal proceedings, and have made regular reports to the funds’ Boards of Directors/Trustees.

Ameriprise Financial and certain of its affiliates have historically been involved in a number of legal, arbitration and regulatory proceedings, including routine litigation, class actions, and governmental actions, concerning matters arising in connection with the conduct of their business activities. Ameriprise Financial believes that the Funds are not currently the subject of, and that neither Ameriprise Financial nor any of its affiliates are the subject of, any pending legal, arbitration or regulatory proceedings that are likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds. Ameriprise Financial is required to make 10-Q, 10-K and, as necessary, 8-K filings with the Securities and Exchange Commission on legal and regulatory matters that relate to Ameriprise Financial and its affiliates. Copies of these filings may be obtained by accessing the SEC website at www.sec.gov.

There can be no assurance that these matters, or the adverse publicity associated with them, will not result in increased fund redemptions, reduced sale of fund shares or other adverse consequences to the Funds. Further, although we believe proceedings are not likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds, these proceedings are subject to uncertainties and, as such, we are unable to estimate the possible loss or range of loss that may result. An adverse outcome in one or more of these proceedings could result in adverse judgments, settlements, fines, penalties or other relief that could have a material adverse effect on the consolidated financial condition or results of operations of Ameriprise Financial.

29

Report of Independent Registered Public Accounting Firm

To the Trustees of Columbia Funds Series Trust I and the Shareholders of Columbia World Equity Fund

In our opinion, the accompanying statement of assets and liabilities, including the investment portfolio, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Columbia World Equity Fund (the “Fund”) (a series of Columbia Funds Series Trust I) at March 31, 2011, and the results of its operations, the changes in its net assets, and the financial highlights for the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at March 31, 2011 by correspondence with the transfer agents of the underlying funds, custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Boston, Massachusetts

May 20, 2011

30

Federal Income Tax Information (Unaudited) – Columbia World Equity Fund

61.52% of the ordinary income distributed by the Fund for the fiscal year ended March 31, 2011, qualifies for the corporate dividends received deduction.

For non-corporate shareholders 100.00%, or the maximum amount allowable under the Jobs and Growth Tax Relief Reconciliation Act of 2003, of ordinary income distributed by the Fund for the fiscal year ended March 31, 2011 may represent qualified dividend income.

The Fund will notify shareholders in January 2012 of amounts for use in preparing 2011 income tax returns.

31

Fund Governance

The Trustees serve terms of indefinite duration. The names, addresses and birth years of the Trustees and Officers of the Funds in the Columbia Funds Series Trust I, the year each was first elected or appointed to office, their principal business occupations during at least the last five years, the number of Funds overseen by each Trustee and other directorships they hold are shown below. Each officer listed below serves as an officer of each Fund in the Columbia Funds Series Trust I.

Independent Trustees

Name, Address and Year of Birth, Position with Funds, Year First Elected or Appointed to Office	Principal Occupation(s) During Past Five Years, Number of Funds in Columbia Funds Complex Overseen by Trustee, Other Directorships Held

John D. Collins (born 1938)
c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Boston, MA 02110 Trustee (since 2005)

Retired. Consultant, KPMG, LLP (accounting and tax firm) from July 1999 to June 2000; Partner, KPMG, LLP from March 1962 to June 1999. Oversees 46; Mrs. Fields

Original Cookies, Inc. (consumer products); Suburban Propane Partners, L.P.; and Montpelier Re (insurance underwriting firm)

Rodman L. Drake (born 1943)
c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Boston, MA 02110 Trustee (since 1994) and Chairman of the Board (since 2009)	Independent consultant since 2010; Co-Founder of Baringo Capital LLC (private equity) from 1997 to 2008; CEO of Crystal River Capital, Inc. (real estate investment trust) from 2003 to 2010; Oversees 46; Jackson Hewitt Tax Service Inc. (tax preparation services); Celgene Corporation (global biotechnology company); Student Loan Corporation (student loan provider); Crystal River Capital, Inc. from 2005 to 2010; Parsons Brinckerhoff from 1995 to 2008; the Helios Funds (closed-end funds); and Apex Silver Mines Ltd. from 2007 to 2009

Douglas A. Hacker (born 1955)
c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Boston, MA 02110 Trustee (since 1996)	Independent business executive since May 2006; Executive Vice President–Strategy of United Airlines (airline) from December 2002 to May 2006; President of UAL Loyalty Services (airline marketing company) from September 2001 to December 2002; Executive Vice President and Chief Financial Officer of United Airlines from July 1999 to September 2001. Oversees 46; Nash Finch Company (food distributor); Aircastle Limited (aircraft leasing); and SeaCube Container Leasing Ltd (container leasing)

Janet Langford Kelly (born 1957)
c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Boston, MA 02110 Trustee (since 1996)	Senior Vice President, General Counsel and Corporate Secretary, ConocoPhillips (integrated energy company) since September 2007; Deputy General Counsel–Corporate Legal Services, ConocoPhillips from August 2006 to August 2007; Partner, Zelle, Hofmann, Voelbel, Mason & Gette LLP (law firm) from March 2005 to July 2006; Adjunct Professor of Law, Northwestern University, from September 2004 to June 2006; Director, UAL Corporation (airline) from February 2006 to July 2006; Oversees 46; None

William E. Mayer (born 1940)
c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Boston, MA 02110 Trustee (since 1994)	Partner, Park Avenue Equity Partners (private equity) since February 1999; Dean and Professor, College of Business and Management, University of Maryland from 1992 to 1996. Oversees 46; DynaVox Inc. (software developer); Lee Enterprises (print media), WR Hambrecht + Co. (financial service provider); BlackRock Kelso Capital Corporation (investment company)

32

Fund Governance (continued)

Independent Trustees (continued)

Name, Address and Year of Birth, Position with Funds, Year First Elected or Appointed to Office	Principal Occupation(s) During Past Five Years, Number of Funds in Columbia Funds Complex Overseen by Trustee, Other Directorships Held

David M. Moffett (born 1952)
c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Boston, MA 02110 Trustee (since 2011)	Retired. Chief Executive Officer, Federal Home Loan Mortgage Corporation, from 2008 to 2009; Senior Adviser, Global Financial Services Group, Carlyle Group, Inc., from 2007 to 2008; Vice Chairman and Chief Financial Officer, U.S. Bancorp, from 1993 to 2007. Oversees 46; CIT Group Inc. (commercial and consumer finance), eBay Inc. (online trading community), MBIA Corp (financial service provider), E.W. Scripps Co. (print and television media), Building Materials Holding Corp. (building materials and construction services), and University of Oklahoma Foundation.

Charles R. Nelson (born 1942)
c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Boston, MA 02110 Trustee (since 1981)	Professor of Economics, University of Washington, since January 1976; Ford and Louisa Van Voorhis Professor of Political Economy, University of Washington, since September 1993; Adjunct Professor of Statistics, University of Washington, since September 1980; Associate Editor, Journal of Money Credit and Banking, 1993-2008; Consultant on econometric and statistical matters. Oversees 46; None

John J. Neuhauser (born 1943)
c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Boston, MA 02110 Trustee (since 1984)	President, Saint Michael’s College, since August 2007; Director or Trustee of several non-profit organization, including Fletcher Allen Health Care, Inc.; University Professor, Boston College from November 2005 to August 2007; Academic Vice President and Dean of Faculties, Boston College from August 1999 to October 2005. Oversees 46; Liberty All-Star Equity Fund and Liberty All-Star Growth Fund, Inc. (closed-end funds)

Jonathan Piel (born 1938)
c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Boston, MA 02110 Trustee (since 1994)	Cable television producer and website designer; The Editor, Scientific American from 1984 to 1994; Vice President, Scientific American, Inc., from 1984 to 1994; Member, Advisory Board, Stone Age Institute, Bloomington, Indiana (research institute that explores the effect of technology on human evolution); Member, Board of Directors of the National Institute of Social Sciences, New York City; Member, Board of Trustees of the William Alanson White Institute, New York City (institution for training psychoanalysts); and Member, Advisory Board, Mount Sinai Children’s Environmental Health Center, New York. Oversees 46; None

Patrick J. Simpson (born 1944)
c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Boston, MA 02110 Trustee (since 2000)	Partner, Perkins Coie LLP (law firm). Oversees 46; None

Anne-Lee Verville (born 1945)
c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Boston, MA 02110 Trustee (since 1998)	Retired since 1997 (formerly General Manager–Global Education Industry from 1994 to 1997, President–Application Systems Division from 1991 to 1994, Chief Financial Officer–US Marketing & Services from 1988 to 1991, and Chief Information Officer from 1987 to 1988, IBM Corporation (computer and technology)). Oversees 46; Enesco Group, Inc. (producer of giftware and home and garden decor products) from 2001 to 2006

33

Fund Governance (continued)

Interested Trustee

Name, Address and Year of Birth, Position with Funds, Year First Elected or Appointed to Office	Principal Occupation(s) During Past Five Years, Number of Funds in Columbia Funds Complex Overseen by Trustee, Other Directorships Held

Michael A. Jones (born 1959)
c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Boston, MA 02110 Trustee (since 2011) Senior Vice President (since 2010)	President and Director, Columbia Management Investment Advisers, LLC since May 2010; President and Director, Columbia Management Investment Distributors, Inc. since May 2010; Manager, Chairman, Chief Executive Officer and President, Columbia Management Advisors, LLC from 2007 to April 2010; Chief Executive Officer, President and Director, Columbia Management Distributors, Inc. from November 2006 to April 2010; previously, co-president and senior managing director at Robeco Investment Management. Oversees 46; None

The Statement of Additional Information includes additional information about the Trustees of the Funds and is available, without charge, upon request by calling 1-800-345-6611.

34

Fund Governance (continued)

Officers

Name, Year of Birth and Address	Principal Occupation(s) During the Past Five Years

J. Kevin Connaughton (born 1964)
225 Franklin Street Boston, MA 02110 President (since 2009)	Senior Vice President and General Manager–Mutual Fund Products, Columbia Management Investment Advisers, LLC since May 2010; President, Columbia Funds, since 2009, and RiverSource Funds, since May 2010 (previously Senior Vice President and Chief Financial Officer, Columbia Funds, from June 2008 to January 2009, Treasurer, Columbia Funds, from October 2003 to May 2008, and senior officer of various other affiliated funds since 2000); Managing Director, Columbia Management Advisors, LLC from December 2004 to April 2010.

Michael G. Clarke (born 1969)
225 Franklin Street Boston, MA 02110 Treasurer (since 2011) and Chief Financial Officer (since 2009)	Vice President, Columbia Management Investment Advisers, LLC since May 2010; Managing Director of Fund Administration, Columbia Management Advisors, LLC, from September 2004 to April 2010; senior officer of Columbia Funds and affiliated funds since 2002.

Scott R. Plummer (born 1959)
5228 Ameriprise Financial Center Minneapolis, MN 55474 Senior Vice President, Secretary and Chief Legal Officer (since 2010)	Chief Legal Officer and Assistant Secretary, Columbia Management Investment Advisers, LLC since June 2005; Vice President and Lead Chief Counsel–Asset Management, Ameriprise Financial, Inc. since May 2010 (previously Vice President and Chief Counsel–Asset Management, from 2005 to April 2010, and Vice President–Asset Management Compliance from 2004 to 2005); Vice President, Chief Counsel and Assistant Secretary, Columbia Management Investment Distributors, Inc. since 2008; Vice President, General Counsel and Secretary, Ameriprise Certificate Company since 2005; Chief Counsel, RiverSource Distributors, Inc. since 2006; Vice President, General Counsel and Secretary, RiverSource Funds, since December 2006; Senior Vice President, Secretary and Chief Legal Officer, Columbia Funds, since May 2010.

Linda J. Wondrack (born 1964)
225 Franklin Street Boston, MA 02110 Senior Vice President and Chief Compliance Officer (since 2007)	Vice President and Chief Compliance Officer, Columbia Management Investment Advisers, LLC since May 2010; Chief Compliance Officer, Columbia Funds, since 2007, and RiverSource Funds, since May 2010; Director (Columbia Management Group, LLC and Investment Product Group Compliance), Bank of America, from June 2005 to April 2010; Director of Corporate Compliance and Conflicts Officer of MFS Investment Management (investment management) from August 2004 to May 2005.

William F. Truscott (born 1960)
53600 Ameriprise Financial Center Minneapolis, MN 55474 Senior Vice President (since 2010)	Chairman of the Board, Columbia Management Investment Advisers, LLC since May 2010 (previously President, Chairman of the Board and Chief Investment Officer, from 2001 to April 2010); Chief Executive Officer, U.S. Asset Management & President, Annuities, Ameriprise Financial, Inc. since May 2010 (previously President–U.S. Asset Management and Chief Investment Officer from 2005 to April 2010, and Senior Vice President–Chief Investment Officer, from 2001 to 2005); Director, President and Chief Executive Officer, Ameriprise Certificate Company since 2006; Director, Columbia Management Investment Distributors, Inc. since May 2010 (previously Chairman of the Board and Chief Executive Officer from 2008 to April 2010); Chairman of the Board and Chief Executive Officer, RiverSource Distributors, Inc. since 2006.

35

Fund Governance (continued)

Officers (continued)

Name, Year of Birth and Address	Principal Occupation(s) During the Past Five Years

Colin Moore (born 1958)
225 Franklin Street Boston, MA 02110 Senior Vice President (since 2010)	Director and Chief Investment Officer, Columbia Management Investment Advisers, LLC since May 2010; Manager, Managing Director and Chief Investment Officer of Columbia Management Advisors, LLC from 2007 to April 2010; Head of Equities, Columbia Management Advisors, LLC from 2002 to 2007.

Amy Johnson (born 1965)
5228 Ameriprise Financial Center Minneapolis, MN 55474 Vice President (since 2010)	Senior Vice President and Chief Operating Officer, Columbia Management Investment Advisers, LLC since May 2010 (previously Chief Administrative Officer, from 2009 until April 2010, Vice President–Asset Management and Trust Company Services, from 2006 to 2009, and Vice President–Operations and Compliance from 2004 to 2006).

Joseph F. DiMaria (born 1968)
225 Franklin Street Boston, MA 02110 Vice President (since 2011) and Chief Accounting Officer (since 2008)	Vice President, Mutual Fund Administration, Columbia Management Investment Advisers, LLC, since May 2010; Director of Fund Administration, Columbia Management Advisors, LLC from January 2006 to April 2010; Head of Tax/Compliance and Assistant Treasurer, Columbia Management Advisors, LLC, from November 2004 to December 2005.

Paul D. Pearson (born 1956)
5228 Ameriprise Financial Center Minneapolis, MN 55474 Vice President and Assistant Treasurer (since 2011)	Vice President, Investment Accounting, Columbia Management Investment Advisers, LLC, since May 2010; Vice President, Managed Assets, Investment Accounting, Ameriprise Financial Corporation.

Paul B. Goucher (born 1968)
5228 Ameriprise Financial Center Minneapolis, MN 55474 Vice President and Assistant Treasurer (since 2010)	Vice President and Chief Counsel of Ameriprise Financial since January 2010 (formerly Vice President and Group Counsel from November 2008 to January 2010); Director, Managing Director and General Counsel of J. & W. Seligman & Co. Incorporated (Seligman) from July 2008 to November 2008 and Managing Director and Associate General Counsel of Seligman from January 2005 to July 2008.

Christopher O. Petersen (born 1970)
5228 Ameriprise Financial Center Minneapolis, MN 55474 Vice President and Assistant Treasurer (since 2010)	Vice President and Chief Counsel, Ameriprise Financial since January 2010 (formerly Vice President and Group Counsel or Counsel from April 2004 to January 2010); Assistant Secretary of RiverSource Funds since January 2007.

Michael E. DeFao (born 1968)
5228 Ameriprise Financial Center Minneapolis, MN 55474 Vice President and Assistant Treasurer (since 2011)	Vice President and Chief Counsel, Ameriprise Financial since May 2010; Associate General Counsel Bank of America from June 2005 to April 2010

Stephen T. Welsh (born 1957)
225 Franklin Street Boston, MA 02110 Vice President (since 2006)	President and Director, Columbia Management Investment Services Corp. since May 2010; President and Director, Columbia Management Services, Inc. from July 2004 to April 2010; Managing Director, Columbia Management Distributors, Inc. from August 2007 to April 2010.

36

Shareholder Meeting Results

At a Joint Special Meeting of Shareholders held on February 15, 2011, shareholders of the Fund considered a proposal to approve an Agreement and Plan of Reorganization pursuant to which the Fund will transfer its assets to Columbia Global Equity Fund (the “Buying Fund”) in exchange for shares of the Buying Fund and the assumption by the Buying Fund of all of the liabilities of the Fund. The proposal was approved as follows:

Votes For	Votes Against	Abstentions	Broker Non-Votes
29,529,406	1,100,544	1,262,299	0

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Important Information About This Report

The fund mails one shareholder report to each shareholder address. If you would like more than one report, please call shareholder services at 1-800-345-6611 and additional reports will be sent to you. This report has been prepared for shareholders of Columbia World Equity Fund.

A description of the policies and procedures that the fund uses to determine how to vote proxies and a copy of the fund’s voting records are available (i) at www.columbiamanagement.com, (ii) on the Securities and Exchange Commission’s website at www.sec.gov, and (iii) without charge, upon request, by calling 1-800-368-0346. Information regarding how the fund voted proxies relating to portfolio securities during the 12-month period ended June 30 is available from the SEC’s website. Information regarding how the fund voted proxies relating to portfolio securities is also available from the fund’s website, www.columbiamanagement.com.

The fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The fund’s Form N-Q is available on the SEC’s website at www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling
1-800-SEC-0330.

Transfer Agent

Columbia Management Investment Services Corp.

P.O. Box 8081

Boston, MA 02266-8081

1-800-345-6611

Distributor

Columbia Management Investment

Distributors, Inc.

225 Franklin Street

Boston, MA 02110

Investment Manager

Columbia Management Investment Advisers, LLC

225 Franklin Street

Boston, MA 02110

41

Columbia World Equity Fund

P.O. Box 8081

Boston, MA 02266-8081

columbiamanagement.com

This information is for use with concurrent or prior delivery of a fund prospectus. Investors should consider the investment objectives, risks, charges and expenses of a mutual fund carefully before investing. For a free prospectus, which contains this and other important information about the funds, visit columbiamanagement.com. Read the prospectus carefully before investing. The Fund is distributed by Columbia Management Investment Distributors, Inc., member FINRA, and managed by Columbia Management Investment Advisers, LLC.

©2011 Columbia Management Investment Advisers, LLC. All rights reserved.

C-1206 A (05/11)

Columbia Bond Fund

Annual Report for the Period Ended March 31, 2011

The views expressed in this report reflect the current views of the respective parties. These views are not guarantees of future performance and involve certain risks, uncertainties and assumptions that are difficult to predict, so actual outcomes and results may differ significantly from the views expressed. These views are subject to change at any time based upon economic, market or other conditions and the respective parties disclaim any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Columbia Fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any particular Columbia Fund. References to specific securities should not be construed as a recommendation or investment advice.

President’s Message

Dear Shareholder:

The Columbia Management story began over 100 years ago, and today, we are one of the nation’s largest dedicated asset managers. The recent acquisition by Ameriprise Financial, Inc. brings together the talents, resources and capabilities of Columbia Management with those of RiverSource Investments, Threadneedle (acquired by Ameriprise in 2003) and Seligman Investments (acquired by Ameriprise in 2008) to build a best-in-class asset management business that we believe is truly greater than its parts.

RiverSource Investments traces its roots to 1894 when its then newly-founded predecessor, Investors Syndicate, offered a face-amount savings certificate that gave small investors the opportunity to build a safe and secure fund for retirement, education or other special needs. A mutual fund pioneer, Investors Syndicate launched Investors Mutual Fund in 1940. In the decades that followed, its mutual fund products and services lineup grew to include a full spectrum of styles and specialties. More than 110 years later, RiverSource continues to be a trusted financial products leader.

Threadneedle, a leader in global asset management and one of Europe’s largest asset managers, offers sophisticated international experience from a dedicated U.K. management team. Headquartered in London, it is named for Threadneedle Street in the heart of the city’s financial district, where British investors pioneered international and global investing. Threadneedle was acquired in 2003 and today operates as an affiliate of Columbia Management.

Seligman Investments’ beginnings date back to the establishment of the investment firm J. & W. Seligman & Co. in 1864. In the years that followed, Seligman played a major role in the geographical expansion and industrial development of the United States. In 1874, President Ulysses S. Grant named Seligman as fiscal agent for the U.S. Navy — an appointment that would last through World War I. Seligman helped finance the westward path of the railroads and the building of the Panama Canal. The firm organized its first investment company in 1929 and began managing its first mutual fund in 1930. In 2008, J. & W. Seligman & Co. Incorporated was acquired and Seligman Investments became an offering brand of RiverSource Investments, LLC.

We are proud of the rich and distinctive history of these firms, the strength and breadth of products and services they offer, and the combined cultures of pioneering spirit and forward thinking. Together we are committed to providing more for our shareholders than ever before.

■

A singular focus on our shareholders. Our business is asset management, so investors are our first priority. We dedicate our resources to identifying timely investment opportunities and provide a comprehensive choice of equity, fixed-income and alternative investments to help meet your individual needs.

■

First-class research and thought leadership. We are dedicated to helping you take advantage of today’s opportunities and anticipate tomorrow’s. We stay abreast of the latest investment trends and ideas, using our collective insight to evaluate events and transform them into solutions you can use.

■

A disciplined investment approach. We aren’t distracted by passing fads. Our teams adhere to a rigorous investment process that helps ensure the integrity of our products and enables you and your financial advisor to match our solutions to your objectives with confidence.

When you choose Columbia Management, you can be confident that we will take the time to understand your needs and help you and your financial advisor identify the solutions that are right for you. Because at Columbia Management, we don’t consider ourselves successful unless you are.

Sincerely,

J. Kevin Connaughton

President, Columbia Funds

Investors should consider the investment objectives, risks, charges and expenses of a mutual fund carefully before investing. For a free prospectus, which contains this and other important information about the funds, visit www.columbiamanagement.com. The prospectus should be read carefully before investing.

Columbia Funds are distributed by Columbia Management Investment Distributors, Inc., member FINRA, and managed by Columbia Management Investment Advisers, LLC.

© 2011 Columbia Management Investment Advisers, LLC. All rights reserved.

Fund Profile – Columbia Bond Fund

Summary

■	For the 12-month period that ended March 31, 2011, the fund’s Class A shares returned 4.83% without sales charge.

■

The fund underperformed its benchmark, the Barclays Capital Aggregate Bond Index[1], and underperformed the average return of the funds in its peer group, the Lipper Corporate Debt Funds A Rated Classification.[2]

■	The fund’s conservative investment style placed it at a slight disadvantage during a period when riskier assets tended to outperform.

Portfolio Management

Alexander D. Powers, lead manager, has co-managed the fund since 2008 and has been associated with the fund’s adviser or the fund’s previous adviser or its predecessors since 1996.

Michael Zazzarino has co-managed the fund since 2008 and has been associated with the fund’s adviser or the fund’s previous adviser or its predecessors since 2005.

Carl Pappo has co-managed the fund since 2010 and has been associated with the fund’s adviser or the fund’s previous adviser or its predecessors since 1993.

[1]

The Barclays Capital Aggregate Bond Index is a market value-weighted index that tracks the daily price, coupon, pay-downs and total return performance of fixed-rate, publicly placed, dollar-denominated and non-convertible investment grade debt issues with at least $250 million par amount outstanding and with at least one year to final maturity.

[2]

Lipper Inc., a widely respected data provider in the industry, calculates an average total return (assuming reinvestment of distributions) for mutual funds with investment objectives similar to those of the fund. Lipper makes no adjustment for the effect of sales loads.

Indices are not available for investment, are not professionally managed and do not reflect sales charges, fees, brokerage commissions, taxes or other expenses of investing. Securities in the fund may not match those in an index.

Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. Please visit www.columbiamanagement.com for daily and most recent month-end performance updates.

Summary

1-year return as of 03/31/11

+4.83% Class A Shares (without sales charge)

+5.12% Barclays Capital Aggregate Bond Index

1

Economic Update – Columbia Bond Fund

The U.S. economy continued to expand at a solid but uneven pace over the past 12 months, as measured by gross domestic product (GDP). Although lackluster second quarter 2010 GDP growth raised fears that the economy was losing steam and might lapse back into recession, the pace picked up in the third quarter of 2010, inspiring confidence among consumers, businesses and investors. GDP expanded by 2.6% in the third quarter and 3.1% in the fourth quarter. With the Federal Reserve Board (the Fed) providing additional monetary stimulus to shore up economic growth and the extension of key tax cuts for the next two years, expectations are for continued growth in 2011. However, early estimates of first quarter 2011 growth place it just under 2.0%, a disappointment after two strong quarters and a pick-up in employment.

Consumer spending on cars, clothing and other goods generally trended higher during the 12-month period, accelerating in the fourth quarter. Holiday spending rose 5.5% between November 5, 2010 and December 24, 2010, in all retail categories, excluding automobiles, compared with the same period in 2009, according to MasterCard Advisors’ SpendingPulse, which tracks spending on all transactions including cash. Personal income surged in January 2011 as payroll tax cuts kicked in. The personal savings rate edged higher, ending February 2011, the last month for which data was available, at 5.8%.

News on the job front was increasingly positive. A good portion of the jobs added in March, April and May of 2010 were temporary, government-sponsored census positions, which began to unwind in June, July and August of 2010. However, private sector payroll employment began to trend higher in the third quarter, massive layoffs declined and job growth turned solidly positive, with the addition of 444,000 new jobs in the first quarter of 2011.

Despite some glimmers of improvement early in 2010, the housing market remained troublesome throughout the period. Both new and existing home sales fell after a federal tax credit for new and repeat homebuyers expired. Distressed properties pressured prices and foreclosures continued — another drag on prices. The inventory of unsold homes ended the period higher than it started, at 8.9 and 8.6 months for both new and existing homes, respectively, according to the National Association of Realtors and a joint release from the U.S. Census Bureau and the U.S. Department of Housing and Urban Development. The new year brought more disappointing news: Existing home sales fell in January 2011 after three months of sustained improvement. Tight credit and weak appraisals were cited as possible reasons for the decline.

Reports from the business side of the economy were generally positive. A key measure of the nation’s manufacturing situation — the Institute for Supply Management’s Index — took a somewhat surprising turn higher in the final months of the period. Technology spending rose 12% in 2010, according to the NPD Group, a national marketing research firm. Purchases of computers, networking and software returned to prerecession levels. Industrial production rose over the period, and manufacturing capacity utilized, per the report issued by the Fed — a key measure of the health of the manufacturing sector — also edged higher.

Summary

For the 12-month period that ended March 31, 2011

■

Strengthening economic growth and rising interest rates kept a lid on most bond market sectors. The Barclays Capital Aggregate Bond Index delivered modest results. However, high-yield bonds were strong performers, as measured by the JPMorgan Developed BB High Yield Index.

Barclays Aggregate Index	JPMorgan Index

5.12%	13.04%

■

The U.S. stock market, as measured by the S&P 500 Index, delivered solid returns, despite a summer 2010 correction. Foreign stock market returns were also positive, as measured by the MSCI EAFE Index (Net).

S&P Index	MSCI Index

15.65%	10.42%

2

Economic Update (continued) – Columbia Bond Fund

Bonds delivered modest returns

As the economy strengthened and interest rates edged higher, most bond sectors delivered modest returns. The Barclays Capital Aggregate Bond Index1 returned 5.12%. High-yield bonds led the fixed-income markets. For the 12 months covered by this report, the JPMorgan Developed BB High Yield Index2 returned 13.04% as default fears abated and investors grew more comfortable with risk. Despite rising yields in the second half of the period, the Treasury market was also positive. The Barclays Capital U.S. Treasury Index3 returned 4.53%. However, municipal bonds struggled in the second half of the period, as interest rates inched higher and issue supply surged ahead of the year-end expiration of the Build America Bonds program. The Barclays Capital Municipal Bond Index4 gained 1.63% for the period. Despite positive economic activity, the Fed kept a key short-term interest rate — the federal funds rate — close to zero, reflecting ongoing concerns about employment and the housing market.

Stocks moved higher despite summer 2010 decline

Against a strengthening economic backdrop, stock prices continued to rally despite a summer 2010 setback linked to a debt crisis brewing in Europe, which raised concerns among U.S. investors. These fears were short-lived and stocks regained their footing. In this environment, the S&P 500 Index5 returned 15.65% for the 12 months through March 31, 2011. Outside the United States, stock markets also delivered solid gains. The MSCI EAFE Index (Net)6, a broad gauge of stock market performance in foreign developed markets, returned 10.42% (in U.S. dollars) for the 12-month period, as concerns about the impact of a bailout for weak euro zone economies eased yet continued to restrain market performance. Emerging stock markets were strong. The MSCI Emerging Markets Index (Net)7 returned 18.46% (in U.S. dollars) for the 12-month period.

Past performance is no guarantee of future results.

[1]

The Barclays Capital Aggregate Bond Index is a market value-weighted index that tracks the daily price, coupon, pay-downs and total return performance of fixed-rate, publicly placed, dollar-denominated and non-convertible investment grade debt issues with at least $250 million par amount outstanding and with at least one year to final maturity.

[2]	The JPMorgan Developed BB High Yield Index is an unmanaged index designed to mirror the investable universe of the U.S. dollar developed, BB-rated, high yield corporate debt market.

[3]

The Barclays Capital U.S. Treasury Index includes public obligations of the U.S. Treasury. Treasury bills are excluded by the maturity constraint. In addition, certain special issues, such as state and local government series bonds (SLGs), as well as U.S. Treasury TIPS, are excluded. STRIPS are excluded from the index because their inclusion would result in double-counting.

[4]	The Barclays Capital Municipal Bond Index is considered representative of the broad market for investment-grade, tax-exempt bonds with a maturity of at least one year

[5]	The Standard & Poor’s (S&P) 500 Index tracks the performance of 500 widely held, large-capitalization U.S. stocks.

[6]

The Morgan Stanley Capital International Europe, Australasia, Far East (MSCI EAFE) Index (Net) is a free float-adjusted market capitalization index that is designed to measure the equity market performance of developed markets, excluding the U.S. & Canada. As of December 31, 2010, the MSCI EAFE Index (Net) consisted of the following 22 developed market country indices: Australia, Austria, Belgium, Denmark, Finland, France, Germany, Greece, Hong Kong, Ireland, Israel, Italy, Japan, the Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland and the United Kingdom.

[7]

The Morgan Stanley Capital International Emerging Markets (MSCI EM) Index (Net) is a free float-adjusted market capitalization index that is designed to measure equity market performance of emerging markets. As of December 31, 2010, the MSCI EM Index (Net) consisted of the following 21 emerging market country indices: Brazil, Chile, China, Colombia, Czech Republic, Egypt, Hungary, India, Indonesia, Korea, Malaysia, Mexico, Morocco, Peru, Philippines, Poland, Russia, South Africa, Taiwan, Thailand and Turkey.

Indices are not available for investment, are not professionally managed and do not reflect sales charges, fees, brokerage commissions, taxes or other expenses of investing. Securities in the fund may not match those in an index.

3

Performance Information – Columbia Bond Fund

Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. Please visit www.columbiamanagement.com for daily and most recent month-end performance updates.

Net asset value per share

as of 03/31/11 ($)
Class A	9.24
Class B	9.24
Class C	9.24
Class I	9.25
Class T	9.23
Class W	9.24
Class Y	9.25
Class Z	9.24

Distributions declared per share

04/01/10 – 03/31/11 ($)
Class A	0.48
Class B	0.01
Class C	0.41
Class I	0.29
Class T	0.02
Class W	0.27
Class Y	0.51
Class Z	0.51

Performance of a $10,000 investment 04/01/01 – 03/31/11

The chart above shows the change in value of a hypothetical $10,000 investment in Class A shares of Columbia Bond Fund during the stated time period, and does not reflect the deduction of taxes that a shareholder may pay on fund distributions or on the redemption of fund shares.

Performance of a $10,000 investment 04/01/01 – 03/31/11 ($)

Sales charge	without	with
Class A	16,648	15,864
Class B	n/a	n/a
Class C	16,285	16,285
Class I	n/a	n/a
Class T	n/a	n/a
Class W	n/a	n/a
Class Y	16,810	n/a
Class Z	16,786	n/a

Average annual total return as of 03/31/11 (%)

Share class	A		B		C		I	T	W	Y	Z
Inception	3/31/08		03/07/11		03/31/08		09/27/10	03/07/11	09/27/10	07/15/09	01/09/86
Sales charge	without	with	without	with	without	with	without	without	without	without	without
1-year	4.83	–0.12	n/a	n/a	3.94	2.94	n/a	n/a	n/a	5.01	4.98
5-year	5.57	4.55	n/a	n/a	5.11	5.11	n/a	n/a	n/a	5.78	5.75
10-year/Life	5.23	4.72	0.15	0.15	5.00	5.00	–0.44	0.21	–0.60	5.33	5.32

The “with sales charge” returns include the maximum initial sales charge of 4.75% for Class A shares and the applicable contingent deferred sales charge of 1.00% for Class C shares for the first year only. The “without sales charge” returns do not include the effect of sales charges. If they had, returns would be lower.

Performance results reflect any fee waivers or reimbursements of fund expenses by the investment advisor and/or any of its affiliates. Absent these fee waivers or expense reimbursement arrangements, performance results would have been lower.

All results shown assume reinvestment of distributions.

4

Performance Information (continued) – Columbia Bond Fund

The Fund commenced operations on March 31, 2008. Class A, Class C, and Class Z share performance information includes the performance of Shares class shares of Core Bond Fund, the predecessor to the Fund and a series of Excelsior Funds, Inc. (the “Predecessor Fund”), for periods prior to March 31, 2008. These returns reflect any differences in sales charges, but have not been restated to reflect any differences in expenses between the Predecessor Fund share class and the newer share classes. If differences in expenses had been reflected, the returns shown for periods prior to March 31, 2008 would be lower for Class A and Class C shares, since these newer classes of shares are subject to higher distribution and service (Rule 12b-1) fees.

The returns for Class Y shares include the returns for Class Z shares prior to July 15, 2009, the date on which Class Y shares were initially offered by the fund. The returns shown have not been adjusted to reflect any differences in expenses between Class Y shares and Class Z shares. If differences in expenses had been reflected, the returns shown would be lower.

All results shown assume reinvestment of distributions. Class I, Class Y and Class Z shares are sold at net asset value with no distribution and service (Rule 12b-1) fees. Class T shares and Class W shares are sold at net asset value with a service (Rule 12b-1) fee. Class B shares are sold at net asset value with distribution and service (Rule 12b-1) fees. Class I, Class T, Class W, Class Y and Class Z shares have limited eligibility and the investment minimum requirements may vary. Please see the fund’s prospectus for details.

Performance for different share classes will vary based on differences in sales charges and fees associated with each class. The tables do not reflect the deduction of taxes that a shareholder may pay on fund distributions or on the redemption of fund shares.

Class I and Class W shares were initially offered on September 27, 2010, and Class B and Class T were shares were initially offered on March 7, 2011.

The tables do not reflect the deduction of taxes that a shareholder may pay on fund distributions or on the redemption of fund shares.

5

Understanding Your Expenses – Columbia Bond Fund

Estimating your actual expenses

To estimate the expenses that you paid over the period, first you will need your account balance at the end of the period:

■

For shareholders who receive their account statements from Columbia Management Investment Services Corp., your account balance is available online at www.columbiamanagement.com or by calling Shareholder Services at 800.345.6611.

■	For shareholders who receive their account statements from their financial intermediary, contact your financial intermediary to obtain your account balance.
1.	Divide your ending account balance by $1,000. For example, if an account balance was $8,600 at the end of the period, the result would be 8.6.
2.	In the section of the table below titled “Expenses paid during the period,” locate the amount for your share class. You will find this number in the column labeled “Actual.” Multiply this number by the result from step 1. Your answer is an estimate of the expenses you paid on your account during the period.

If the value of your account falls below the minimum initial investment requirement applicable to you, your account may be subject to a $20 annual fee. This fee is not included in the accompanying table. If you are subject to the fee, keep it in mind when you are estimating the ongoing expenses of investing in the fund and when comparing the expenses of this fund with other funds.

As a fund shareholder, you incur two types of costs. There are transaction costs, which generally include sales charges on purchases and may include redemption fees or exchange fees. There are also ongoing costs, which generally include investment advisory fees, distribution and service (Rule 12b-1) fees and other fund expenses. The information on this page is intended to help you understand the ongoing costs of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds.

Analyzing your fund’s expenses by share class

To illustrate these ongoing costs, we have provided an example and calculated the expenses paid by investors in each share class during the period. The information in the following table is based on an initial investment of $1,000, which is invested at the beginning of the period and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the “Actual” column is calculated using the fund’s actual operating expenses and total return for the period. The amount listed in the “Hypothetical” column for each share class assumes that the return each year is 5% before expenses and is calculated based on the fund’s actual operating expenses. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during this period.

Compare with other funds

Since all mutual funds are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing costs of investing in the fund with other funds. To do so, compare the 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the ongoing costs of investing in a fund and do not reflect any transaction costs, such as sales charges, redemption fees or exchange fees.

10/01/10 – 3/31/11
	Account value at the beginning of the period ($)		Account value at the end of the period ($)			Expenses paid during the period ($)			Fund’s annualized expense ratio (%)
	Actual	Hypothetical	Actual		Hypothetical	Actual		Hypothetical	Actual
Class A	1,000.00	1,000.00	993.80		1,020.94	3.98		4.03	0.80
Class B	1,000.00	1,000.00	1,001.50	*	1,017.19	1.06	*	7.81	1.55
Class C	1,000.00	1,000.00	989.10		1,017.50	7.39		7.49	1.49
Class I	1,000.00	1,000.00	995.30		1,022.24	2.69		2.72	0.54
Class T	1,000.00	1,000.00	1,002.10	*	1,021.46	0.48	*	3.51	0.70
Class W	1,000.00	1,000.00	993.70		1,021.04	3.88		3.93	0.78
Class Y	1,000.00	1,000.00	994.30		1,022.44	2.49		2.52	0.50
Class Z	1,000.00	1,000.00	994.00		1,022.19	2.73		2.77	0.55

Expenses paid during the period are equal to the annualized expense ratio for the share class, multiplied by the average account value over the period, then multiplied by the number of days in the fund’s most recent fiscal half-year and divided by 365.

Had the Investment Manager and/or any of its affiliates not waived fees or reimbursed a portion of expenses, account value at the end of the period would have been reduced.

It is important to note that the expense amounts shown in the table are meant to highlight only ongoing costs of investing in the fund and do not reflect any transaction costs, such as sales charges, redemption fees or exchange fees. Therefore, the hypothetical examples provided may not help you determine the relative total costs of owning shares of different funds. If these transaction costs were included, your costs would have been higher.

*	For the period March 7, 2011 through March 31, 2011. Class B shares and Class T shares commenced operations on March 7, 2011.

6

Portfolio Managers’ Report – Columbia Bond Fund

For the 12-month period that ended March 31, 2011, the fund’s Class A shares returned 4.83% without sales charge. The fund’s benchmark, the Barclays Capital Aggregate Bond Index, returned 5.12% for the same period. The fund underperformed the 5.99% average return of the funds in its peer group, the Lipper Corporate Debt Funds A Rated Classification. The fund’s relative performance was hurt by its conservative orientation as well as by a rise in interest rates during the second half of the period.

Fed purchases drove rates higher

The beginning of the period was characterized by worries about the sustainability of the economic recovery and persistently high levels of unemployment, during which time rates dropped sharply. The environment changed in November of 2010 as the Federal Reserve Board (the Fed) announced that it would commence a second round of purchases of Treasury securities — some $600 billion of intermediate and long-term Treasuries. This initiative, dubbed “QE2” (quantitative easing), had two negative effects on the fund’s relative performance. One was that long-term interest rates moved higher, counter to the fund’s duration and yield curve positioning. (Duration is a measure of interest rate sensitivity. The yield curve plots yields from short to long.) The second was that the major beneficiary of QE2 was the high-yield sector, in which the fund does not participate. The high-yield rally hurt the fund’s performance vis-à-vis its peer group.

Mortgages, corporates aided performance

On the positive side, the fund benefited from its emphasis on commercial mortgage-backed securities (CMBS). The fund’s holdings in this sector continued to be at the very highest end of the quality spectrum. The same is true of the fund’s long-term corporate bonds, despite an overweight in the financial sector. We were comfortable with an overweight in financials because of the government’s commitment to that area of the market, which we believe improved its risk/reward dynamic.

The fund’s corporate bond holdings were also additive to performance during the period, although these positions were reduced when they became less attractive on a price basis relative to other fixed-income sectors. We made corresponding additions to the fund’s commitment to mortgages, which began the period as an underweight but moved to a neutral position by the summer of 2010. For the year as a whole, Treasury securities were the worst performer in the fixed-income market, so any diversification away from the Treasury sector was helpful.

Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. Please visit www.columbiamanagement.com for daily and most recent month-end performance updates.

30-day SEC yields

as of 03/31/11 ($)
Class A	2.96
Class B	—
Class C	2.15
Class I	3.48
Class T	—
Class W	3.97
Class Y	3.93
Class Z	3.34

The 30-day SEC yields reflect the fund’s earning power, net of expenses, expressed as an annualized percentage of the public offering price at the end of the period.

Had the Investment Manager and/or any of its affiliates not waived fees or reimbursed a portion of expenses, the 30-day SEC yields would have been lower.

Portfolio structure

as of 03/31/11 (%)
Mortgage-Backed Securities	32.4
Corporate Fixed-Income Bonds & Notes	28.4
Government & Agency Obligations	22.0
Commercial Mortgage-Backed Securities	19.2
Asset-Backed Securities	3.0
Municipal Bonds	1.4
Collateralized Mortgage Obligations	0.0	*
Preferred Stock	0.2
Short-Term Obligation	0.6
Other Assets & Liabilities, Net	(7.2)
*	Rounds to less than 0.1% of net assets.

7

Portfolio Managers’ Report (continued) – Columbia Bond Fund

Maturity breakdown

as of 03/31/11 (%)
0-1 year	3.0
1-5 years	42.4
5-10 years	43.1
10-20 years	2.5
20-30 years	8.2
30 years and over	0.8

Quality breakdown

as of 03/31/11 (%)
Treasury	11.5
Agency	34.3
AAA	23.2
AA	4.8
A	10.3
BBB	15.3
BB	0.2
CCC	0.1
CC	0.1
C	0.2
Non-Rated	0.1

Portfolio structure is calculated as a percentage of net assets.

Quality and maturity breakdowns are calculated as a percentage of total investments.

Ratings shown in the quality breakdown are assigned to individual bonds by taking the lower of the ratings available from one of the following nationally recognized rating agencies: Standard & Poor’s or Moody’s Investor Services. If a security is rated by only one of the two agencies, that rating is used. If a security is not rated by either of the two agencies, it is designated as Non-Rated. Ratings are relative and subjective and are not absolute standards of quality. The credit quality of the fund’s investments does not remove market risk.

The fund is actively managed and the composition of its portfolio will change over time.

Looking ahead

When the Fed curtails its current Treasury purchases, interest rates could begin to rise, especially among intermediate maturities. As a result, we have reduced the fund’s average duration as a defensive measure. Most indicators suggest that the economy will be relatively healthy in the months ahead, but there are several areas of potential concern, notably the housing market, the financial health of state and local governments, and the risk of continued high oil prices. As a result, the fund will maintain its bias toward higher quality investments. Although this bias arguably created an opportunity cost during the past 12 months, a longer-term view reminds us that the fund’s high quality orientation has bolstered results during more difficult market environments and remains a viable strategy when measured across the full spectrum of market cycles.

Portfolio characteristics and holdings are subject to change periodically and may not be representative of current characteristics and holdings. The outlook for the fund may differ from that presented for other Columbia Funds.

Investing in fixed-income securities may involve certain risks, including the credit quality of individual issuers, possible prepayments, market or economic developments and yields and share price fluctuations due to changes in interest rates. When interest rates go up, bond prices typically drop, and vice versa.

8

Investment Portfolio – Columbia Bond Fund

March 31, 2011

Mortgage-Backed Securities – 32.4%

	Par ($)	Value ($)
Federal Home Loan Mortgage Corporation
4.000% 12/01/40	49,958,124	49,124,264
5.000% 03/01/21	42,756	45,625
5.429% 05/01/39 (04/01/11) (a)(b)	3,146,631	3,354,228
5.500% 06/01/40	21,071,323	22,496,543
5.586% 08/01/37 (04/01/11) (a)(b)	6,142,418	6,543,976
5.618% 06/01/37 (04/01/11) (a)(b)	4,774,750	5,082,313
6.000% 02/01/39	4,622,095	5,027,166
7.000% 12/01/14	18,985	20,360
7.000% 11/01/25	3,554	4,072
7.000% 03/01/27	2,376	2,727
7.000% 10/01/31	21,759	25,051
7.000% 12/01/35	784,246	897,633
7.500% 09/01/25	1,261	1,456
7.500% 10/01/29	77,819	90,131
8.000% 06/01/26	1,576	1,861
9.500% 09/01/16	499	573

TBA,
5.500% 04/01/41 (c)	144,450,000	154,064,881

Federal National Mortgage Association
2.574% 08/01/36 (04/01/11) (a)(b)	118,971	120,491
4.000% 12/01/40	26,947,145	26,553,092
4.000% 02/01/41	23,057,160	22,719,992
4.500% 04/01/40	8,330,910	8,513,378
4.500% 05/01/40	13,465,978	13,820,565
4.500% 06/01/40	25,012,081	25,536,460
4.500% 07/01/40	13,891,108	14,182,336
4.680% 12/01/12	1,182,952	1,231,654
4.760% 09/01/19	5,842,760	6,127,554
4.770% 06/01/19	6,013,879	6,327,158
4.826% 04/01/38 (04/01/11) (a)(b)	4,218,186	4,456,265
4.900% 04/01/38 (04/01/11) (a)(b)	5,573,420	5,885,067
5.000% 07/01/40	80,724,227	85,155,708
5.000% 09/01/40 (c)	7,000,000	7,331,857
5.500% 06/01/35	341,182	366,645
5.500% 08/01/37	26,690,559	28,707,560
5.500% 01/01/40	13,000,028	13,917,438
5.500% 08/01/40	2,023,605	2,166,411
5.771% 09/01/37 (04/01/11) (a)(b)	3,661,654	3,930,258
6.000% 05/01/37	13,785,106	15,019,051
6.000% 05/01/38	18,880,946	20,571,034
6.000% 07/01/38	50,556,327	55,081,769
6.000% 08/01/38	34,851,171	37,959,909
6.000% 09/01/38 (c)	13,131,327	14,306,750
6.000% 12/01/38	10,423,160	11,378,968
6.000% 04/01/40 (c)	6,868,884	7,491,679
6.500% 02/01/13	30,099	31,330
7.000% 06/01/32	12,155	14,000
7.500% 10/01/15	12,951	14,338
7.500% 10/01/29	41,991	48,715

	Par ($)	Value ($)
7.500% 01/01/30	11,641	13,505
7.785% 02/01/19	1,507,569	1,654,284
8.000% 12/01/29	202,187	235,993
8.000% 02/01/30	17,588	20,561
8.000% 03/01/30	32,180	37,630
8.000% 04/01/30	46,482	54,353
8.000% 05/01/30	10,742	12,561
8.500% 08/01/17	779	865
10.000% 10/01/20	50,880	56,336
10.000% 12/01/20	117,332	132,018

TBA:
4.500% 04/01/41 (c)	8,500,000	8,650,076
5.000% 04/01/41 (c)	24,000,000	25,110,000

Government National Mortgage Association
2.625% 07/20/21 (04/01/11) (a)(b)	33,480	34,569
2.625% 07/20/22 (04/01/11) (a)(b)	42,616	44,003
3.375% 04/20/22 (04/01/11) (a)(b)	178,761	185,904
3.375% 04/20/28 (04/01/11) (a)(b)	8,458	8,796
3.375% 06/20/28 (04/01/11) (a)(b)	69,070	71,829
4.500% 06/15/39	28,904,417	29,872,413
4.500% 09/15/40	53,436,479	55,226,040
4.500% 03/15/41 (c)	11,553,570	11,940,499
6.000% 03/20/28	143,080	157,174
6.500% 05/15/23	1,314	1,490
6.500% 05/15/28	80,016	90,618
6.500% 06/15/28	35,272	39,946
6.500% 12/15/31	65,065	73,686
6.500% 04/15/32	21,246	24,062
7.000% 05/15/12	5,697	5,903
7.000% 09/15/13	9,857	10,413
7.000% 11/15/22	38,245	43,594
7.000% 10/15/23	7,884	9,057
7.000% 06/15/26	117,600	135,599
7.000% 10/15/27	13,477	15,559
7.000% 05/15/28	26,724	30,882
7.000% 06/15/28	6,176	7,138
7.000% 12/15/28	35,894	41,480
7.000% 05/15/29	100,820	116,590
7.000% 08/15/29	19,545	22,602
7.000% 02/15/30	4,311	4,988
7.000% 05/15/32	79,368	91,753
7.500% 04/15/26	85,639	99,352
7.500% 02/15/27	12,479	14,494
7.500% 03/15/28	42,486	49,396
7.500% 09/15/29	252,392	293,705
7.500% 03/15/30	76,554	89,165
8.000% 05/15/23	1,181	1,382
8.000% 06/15/25	2,922	3,429
8.000% 10/15/25	16,590	19,495
8.000% 01/15/26	5,510	6,466

See Accompanying Notes to Financial Statements.

9

Columbia Bond Fund

March 31, 2011

Mortgage-Backed Securities (continued)

	Par ($)	Value ($)
8.000% 02/15/26	1,955	2,295
8.000% 06/15/26	7,866	9,234
8.000% 03/15/27	11,773	13,823
8.000% 01/15/30	163,119	192,204
8.500% 01/15/17	3,617	3,657
8.500% 04/15/17	4,466	4,542
8.500% 06/15/17	156,743	179,470
8.500% 11/15/17	64,610	72,947
8.500% 12/15/17	312,206	352,494
9.000% 11/15/17	25,727	29,098
9.000% 12/15/17	269,019	304,243
9.000% 06/15/30	26,640	32,151
9.500% 11/15/17	265,057	305,467
9.500% 08/15/20	1,649	1,958
9.500% 12/15/20	1,039	1,234
10.000% 05/15/16	2,201	2,214
10.000% 07/15/17	12,294	13,741
11.500% 06/15/13	9,422	9,485

Total Mortgage-Backed Securities (cost of $826,126,347)		822,142,202

Corporate Fixed-Income Bonds & Notes – 28.4%

Basic Materials – 1.4%
Chemicals – 0.8%
Dow Chemical Co.
4.250% 11/15/20	2,730,000	2,607,240
5.700% 05/15/18	2,485,000	2,677,839
5.900% 02/15/15	3,365,000	3,729,628
8.550% 05/15/19	4,027,000	5,090,305
9.400% 05/15/39	200,000	296,973

Lubrizol Corp.
8.875% 02/01/19	4,855,000	6,239,869

Chemicals Total		20,641,854

Iron/Steel – 0.5%
ArcelorMittal
6.750% 03/01/41	1,485,000	1,455,361
7.000% 10/15/39	3,845,000	3,855,289
Nucor Corp.
5.000% 06/01/13	2,255,000	2,425,818
5.850% 06/01/18	4,050,000	4,617,292

Iron/Steel Total		12,353,760

Metals & Mining – 0.1%
Vale Overseas Ltd.
6.875% 11/21/36	3,370,000	3,588,582

Metals & Mining Total		3,588,582

Basic Materials Total		36,584,196

	Par ($)	Value ($)
Communications – 5.3%
Media – 2.6%
Comcast Corp.
5.150% 03/01/20	2,175,000	2,264,090
5.850% 11/15/15	7,410,000	8,251,724
6.950% 08/15/37	730,000	794,739

DirecTV Holdings LLC
3.125% 02/15/16	3,170,000	3,124,029
6.375% 06/15/15	1,290,000	1,333,538

NBC Universal, Inc.
2.875% 04/01/16 (d)	21,495,000	20,998,616

News America, Inc.
6.150% 02/15/41 (d)	6,450,000	6,396,104
6.400% 12/15/35	4,335,000	4,460,060
6.550% 03/15/33	1,295,000	1,360,109

Time Warner Cable, Inc.
3.500% 02/01/15	3,105,000	3,181,933
5.850% 05/01/17	4,465,000	4,883,366
5.875% 11/15/40	4,000,000	3,758,596
7.300% 07/01/38	1,855,000	2,053,765

Time Warner Companies., Inc.
7.250% 10/15/17	593,000	697,874

Time Warner, Inc.
6.500% 11/15/36	3,885,000	3,993,834

Media Total		67,552,377

Telecommunication Services – 2.7%
AT&T, Inc.
5.500% 02/01/18	3,600,000	3,929,742
5.625% 06/15/16	2,275,000	2,544,947
6.550% 02/15/39	3,555,000	3,705,156

BellSouth Corp.
5.200% 09/15/14	7,990,000	8,736,058

British Telecommunications PLC
5.150% 01/15/13	4,285,000	4,558,653
5.950% 01/15/18	8,970,000	9,895,821

Cellco Partnership/Verizon Wireless Capital LLC
5.550% 02/01/14	3,150,000	3,458,826
8.500% 11/15/18	2,105,000	2,704,533

Telefonica Emisiones SAU
5.134% 04/27/20	4,135,000	4,114,151
6.221% 07/03/17	1,105,000	1,205,489
6.421% 06/20/16	4,975,000	5,528,210

See Accompanying Notes to Financial Statements.

10

Columbia Bond Fund

March 31, 2011

Corporate Fixed-Income Bonds & Notes (continued)

	Par ($)	Value ($)
Communications (continued)
Verizon Communications, Inc.
3.000% 04/01/16	16,245,000	16,162,232
4.600% 04/01/21	1,140,000	1,135,120

Telecommunication Services Total		67,678,938

Communications Total		135,231,315

Consumer Cyclical – 0.5%
Airlines – 0.0%
Continental Airlines, Inc.
7.461% 10/01/16	464,456	469,101

Airlines Total		469,101

Home Builders – 0.0%
D.R. Horton, Inc.
5.625% 09/15/14	365,000	381,425

Home Builders Total		381,425

Retail – 0.5%
CVS Pass-Through Trust
5.298% 01/11/27 (d)	639,385	646,084
8.353% 07/10/31 (d)	4,487,534	5,362,199

Macy’s Retail Holdings, Inc.
5.350% 03/15/12	455,000	468,650

McDonald’s Corp.
4.875% 07/15/40	2,945,000	2,780,548
5.000% 02/01/19	200,000	218,136
5.700% 02/01/39	2,245,000	2,381,498

Retail Total		11,857,115

Consumer Cyclical Total		12,707,641

Consumer Non-cyclical – 2.7%
Beverages – 0.6%
Anheuser-Busch InBev Worldwide, Inc.
3.625% 04/15/15	10,350,000	10,709,000
7.200% 01/15/14	625,000	710,042
7.750% 01/15/19	2,180,000	2,682,072

PepsiCo, Inc.
4.500% 01/15/20	1,995,000	2,081,509

Beverages Total		16,182,623

Commercial Services – 0.2%
President and Fellows of Harvard College
4.875% 10/15/40	3,490,000	3,334,905
6.500% 01/15/39 (d)	1,160,000	1,395,770

Commercial Services Total		4,730,675

	Par ($)	Value ($)
Food – 1.4%
ConAgra Foods, Inc.
7.000% 10/01/28	3,850,000	4,137,410

General Mills, Inc.
5.200% 03/17/15	9,080,000	9,972,728

Kraft Foods, Inc.
4.125% 02/09/16	9,595,000	9,955,100

Kroger Co.
3.900% 10/01/15	10,560,000	10,960,847

Food Total		35,026,085

Healthcare Services – 0.1%
UnitedHealth Group, Inc.
6.000% 02/15/18	2,260,000	2,513,662

Healthcare Services Total		2,513,662

Pharmaceuticals – 0.4%
Novartis Securities Investment Ltd.
5.125% 02/10/19	6,940,000	7,512,536

Wyeth
5.500% 02/15/16	1,755,000	1,963,812

Pharmaceuticals Total		9,476,348

Consumer Non-cyclical Total		67,929,393

Energy – 2.3%
Oil & Gas – 1.1%
Canadian Natural Resources Ltd.
6.250% 03/15/38	5,425,000	5,842,513

Devon Energy Corp.
6.300% 01/15/19	1,510,000	1,769,672

Nexen, Inc.
5.875% 03/10/35	1,260,000	1,195,983
7.500% 07/30/39	2,180,000	2,454,730

Qatar Petroleum
5.579% 05/30/11 (d)	310,804	312,424

Ras Laffan Liquefied Natural Gas Co., Ltd. III
5.832% 09/30/16 (d)	1,790,265	1,919,164

Shell International Finance BV
5.500% 03/25/40	5,205,000	5,274,575

Talisman Energy, Inc.
5.850% 02/01/37	2,685,000	2,667,760
7.750% 06/01/19	5,404,000	6,593,885

Oil & Gas Total		28,030,706

See Accompanying Notes to Financial Statements.

11

Columbia Bond Fund

March 31, 2011

Corporate Fixed-Income Bonds & Notes (continued)

	Par ($)	Value ($)
Energy (continued)
Oil & Gas Services – 0.4%
Halliburton Co.
5.900% 09/15/18	1,495,000	1,696,444

Hess Corp.
5.600% 02/15/41	2,205,000	2,106,507
7.300% 08/15/31	2,870,000	3,364,966

Weatherford International Ltd./Bermuda
5.125% 09/15/20	1,070,000	1,062,462
5.150% 03/15/13	106,000	112,195
7.000% 03/15/38	1,035,000	1,096,248

Oil & Gas Services Total		9,438,822

Pipelines – 0.8%
Energy Transfer Partners LP
6.000% 07/01/13	230,000	249,872

Kinder Morgan Energy Partners LP
5.625% 02/15/15	1,210,000	1,335,100
6.500% 09/01/39	465,000	476,568
6.950% 01/15/38	2,600,000	2,802,782

Plains All American Pipeline LP/PAA Finance Corp.
5.750% 01/15/20	640,000	684,976
6.500% 05/01/18	1,420,000	1,596,253
8.750% 05/01/19	3,125,000	3,909,531

Southern Natural Gas Co.
8.000% 03/01/32	3,015,000	3,679,063

TransCanada Pipelines Ltd.
6.350% 05/15/67 (05/15/15) (a)(b)	7,240,000	7,269,510

Pipelines Total		22,003,655

Energy Total		59,473,183

Financials – 10.5%
Banks – 7.0%
Bank of New York Mellon Corp.
5.450% 05/15/19	4,385,000	4,810,021

Barclays Bank PLC
3.900% 04/07/15	3,065,000	3,170,543
5.000% 09/22/16	2,305,000	2,443,717

Capital One Capital IV
6.745% 02/17/37 (02/17/32) (a)(b)	5,875,000	5,897,031

Capital One Capital V
10.250% 08/15/39	4,490,000	4,871,650

Capital One Financial Corp.
5.700% 09/15/11	4,720,000	4,824,572
7.375% 05/23/14	1,115,000	1,279,789

	Par ($)	Value ($)
Citigroup, Inc.
5.625% 08/27/12	17,055,000	17,928,335

Comerica Bank
5.200% 08/22/17	2,570,000	2,724,418

Discover Bank/Greenwood DE
8.700% 11/18/19	8,420,000	10,087,690

Discover Financial Services
10.250% 07/15/19	1,490,000	1,916,837

Fifth Third Bancorp
3.625% 01/25/16	5,075,000	5,070,529

Goldman Sachs Group, Inc.
3.250% 06/15/12	2,505,000	2,587,895

HSBC USA, Inc.
9.500% 04/15/14	2,700,000	3,111,342

ING Bank NV
4.000% 03/15/16 (d)	5,340,000	5,332,540

JPMorgan Chase & Co.
5.150% 10/01/15	4,030,000	4,316,960
7.900% 04/29/49 (04/30/18) (a)(b)	1,780,000	1,947,516

JPMorgan Chase Capital XVIII
6.950% 08/17/36	380,000	386,891

JPMorgan Chase Capital XX
6.550% 09/15/66	1,045,000	1,062,132

JPMorgan Chase Capital XXII
6.450% 02/02/37	290,000	291,856

JPMorgan Chase Capital XXIII
1.313% 05/15/77 (05/16/11) (a)(b)	1,065,000	881,506

KeyCorp
5.100% 03/24/21	15,260,000	15,165,800

Kreditanstalt Fuer Weideraufbau
1.875% 01/14/13	1,705,000	1,735,866

Lloyds TSB Bank PLC
4.375% 01/12/15 (d)	7,550,000	7,689,849

Marshall & IIsley Bank
5.300% 09/08/11	1,076,000	1,081,663

Merrill Lynch & Co., Inc.
5.000% 02/03/14	7,365,000	7,840,286
5.700% 05/02/17	2,515,000	2,610,024
6.150% 04/25/13	1,400,000	1,508,107

National City Bank
6.200% 12/15/11	715,000	741,953

See Accompanying Notes to Financial Statements.

12

Columbia Bond Fund

March 31, 2011

Corporate Fixed-Income Bonds & Notes (continued)

	Par ($)	Value ($)
Financials (continued)
National City Corp.
4.900% 01/15/15	2,490,000	2,676,740
6.875% 05/15/19	1,765,000	2,014,919

Northern Trust Co.
6.500% 08/15/18	275,000	316,733

Northern Trust Corp.
5.500% 08/15/13	3,565,000	3,903,187

PNC Funding Corp.
3.625% 02/08/15	3,570,000	3,690,834
5.125% 02/08/20	4,635,000	4,878,671

Santander U.S. Debt SA Unipersonal
3.724% 01/20/15 (d)	2,725,000	2,635,211
3.781% 10/07/15 (d)	9,485,000	9,114,500

Scotland International Finance No. 2 BV
4.250% 05/23/13 (d)	1,700,000	1,675,593

State Street Corp.
2.875% 03/07/16	2,425,000	2,408,995
4.956% 03/15/18	3,590,000	3,699,351

Wells Fargo & Co.
3.676% 06/15/16	17,405,000	17,507,864

Banks Total		177,839,916

Diversified Financial Services – 0.7%
Eaton Vance Corp.
6.500% 10/02/17	1,465,000	1,659,375

ERAC USA Finance LLC
2.750% 07/01/13 (d)	4,655,000	4,730,290
5.250% 10/01/20 (d)	4,285,000	4,413,557

General Electric Capital Corp.
4.375% 09/16/20	3,970,000	3,858,046

Lehman Brothers Holdings, Inc.
5.625% 01/24/13 (e)	5,395,000	1,402,700
6.875% 05/02/18 (e)	505,000	132,562

Diversified Financial Services Total		16,196,530

Insurance – 2.1%
CNA Financial Corp.
5.750% 08/15/21	1,270,000	1,300,246
5.850% 12/15/14	1,595,000	1,719,668
7.350% 11/15/19	4,780,000	5,398,460

ING Groep NV
5.775% 12/29/49 (12/08/15) (a)(b)	6,365,000	5,887,625

	Par ($)	Value ($)
Liberty Mutual Group, Inc.
7.500% 08/15/36 (d)	5,785,000	6,189,950
10.750% 06/15/58 (a)(d)	1,310,000	1,703,000

Lincoln National Corp.
8.750% 07/01/19	4,575,000	5,793,140

MetLife Capital Trust X
9.250% 04/08/38 (a)(d)	1,470,000	1,775,025

MetLife, Inc.
10.750% 08/01/69	4,070,000	5,616,600

Prudential Financial, Inc.
7.375% 06/15/19	4,840,000	5,682,722
8.875% 06/15/38 (06/15/18) (a)(b)	2,280,000	2,690,400

Transatlantic Holdings, Inc.
8.000% 11/30/39	5,745,000	6,032,997

Unum Group
7.125% 09/30/16	3,845,000	4,334,599

Insurance Total		54,124,432

Real Estate Investment Trusts (REITs) – 0.7%
Brandywine Operating Partnership LP
7.500% 05/15/15	4,560,000	5,151,883

Duke Realty LP
7.375% 02/15/15	755,000	856,961
8.250% 08/15/19	8,537,600	10,252,958

Highwoods Properties, Inc.
5.850% 03/15/17	945,000	1,005,732

Real Estate Investment Trusts (REITs) Total		17,267,534

Financials Total		265,428,412

Industrials – 1.8%
Aerospace & Defense – 0.5%
Embraer Overseas Ltd.
6.375% 01/15/20	4,025,000	4,326,875

L-3 Communications Corp.
4.950% 02/15/21	6,005,000	6,040,039

Raytheon Co.
7.200% 08/15/27	2,115,000	2,624,838

Aerospace & Defense Total		12,991,752

Miscellaneous Manufacturing – 0.4%
Ingersoll-Rand Global Holding Co., Ltd.
9.500% 04/15/14	5,145,000	6,174,941

See Accompanying Notes to Financial Statements.

13

Columbia Bond Fund

March 31, 2011

Corporate Fixed-Income Bonds & Notes (continued)

	Par ($)	Value ($)
Industrials (continued)
Tyco International Ltd./Tyco International Finance SA
6.875% 01/15/21	3,250,000	3,882,177

Miscellaneous Manufacturing Total		10,057,118

Transportation – 0.9%
BNSF Funding Trust I
6.613% 12/15/55 (01/15/26) (a)(b)	5,970,000	6,201,337

Burlington Northern Santa Fe Corp.
6.750% 07/15/11	805,000	819,715
7.950% 08/15/30	1,200,000	1,523,923

CSX Corp.
6.250% 04/01/15	7,215,000	8,156,998

Union Pacific Corp.
5.700% 08/15/18	1,335,000	1,494,734
7.875% 01/15/19	2,725,000	3,401,604

Transportation Total		21,598,311

Industrials Total		44,647,181

Technology – 0.5%
Networking Products – 0.1%
Cisco Systems, Inc.
5.500% 01/15/40	175,000	171,760
5.900% 02/15/39	2,455,000	2,547,468

Networking Products Total		2,719,228

Office/Business Equipment – 0.1%
Xerox Corp.
6.400% 03/15/16	1,440,000	1,632,181

Office/Business Equipment Total		1,632,181

Software – 0.3%
Oracle Corp.
5.375% 07/15/40 (d)	2,590,000	2,517,192
6.500% 04/15/38	4,670,000	5,237,648

Software Total		7,754,840

Technology Total		12,106,249

Utilities – 3.4%
Electric – 2.9%
American Electric Power Co., Inc.
5.250% 06/01/15	5,060,000	5,484,812

Carolina Power & Light Co.
5.125% 09/15/13	2,545,000	2,762,073
Columbus Southern Power Co.
0.709% 03/16/12 (06/16/11) (a)(b)	1,895,000	1,899,631

	Par ($)	Value ($)
Commonwealth Edison Co.
4.000% 08/01/20	5,425,000	5,238,494
5.900% 03/15/36	750,000	763,976
5.950% 08/15/16	3,685,000	4,135,860
6.150% 09/15/17	1,975,000	2,210,387
6.950% 07/15/18	1,495,000	1,651,305

Consolidated Edison Co. of New York, Inc.
6.750% 04/01/38	180,000	212,360

Detroit Edison Co.
3.450% 10/01/20	6,650,000	6,265,936

Dominion Resources, Inc.
5.200% 08/15/19	335,000	357,084

Duke Energy Carolinas LLC
5.100% 04/15/18	1,000,000	1,092,138
5.250% 01/15/18	1,485,000	1,630,745
5.300% 10/01/15	355,000	395,665

Exelon Generation Co., LLC
6.200% 10/01/17	925,000	1,024,640

FPL Energy National Wind LLC
5.608% 03/10/24 (d)	635,690	633,179

Georgia Power Co.
4.750% 09/01/40	5,805,000	5,198,482
5.700% 06/01/17	1,185,000	1,329,507

Hydro Quebec
8.500% 12/01/29	1,195,000	1,706,194

MidAmerican Energy Holdings Co.
5.875% 10/01/12	1,655,000	1,767,432

Nevada Power Co.
5.375% 09/15/40	8,845,000	8,473,025

Niagara Mohawk Power Corp.
4.881% 08/15/19 (d)	2,140,000	2,248,843

Nisource Finance Corp.
5.250% 09/15/17	685,000	729,450

Oncor Electric Delivery Co., LLC
5.950% 09/01/13	915,000	998,210

Peco Energy Co.
5.350% 03/01/18	2,175,000	2,384,361

Southern California Edison Co.
4.500% 09/01/40	3,230,000	2,821,873
5.000% 01/15/16	2,500,000	2,734,770

Southern Co.
5.300% 01/15/12	2,050,000	2,122,863

Virginia Electric & Power Co.
5.100% 11/30/12	3,140,000	3,339,494

See Accompanying Notes to Financial Statements.

14

Columbia Bond Fund

March 31, 2011

Corporate Fixed-Income Bonds & Notes (continued)

	Par ($)	Value ($)
Utilities (continued)
Xcel Energy, Inc.
4.700% 05/15/20	2,005,000	2,064,236

Electric Total		73,677,025

Gas – 0.5%
Atmos Energy Corp.
6.350% 06/15/17	2,825,000	3,147,996
8.500% 03/15/19	2,760,000	3,447,720

Nakilat, Inc.
6.067% 12/31/33 (d)	4,075,000	4,054,625

Sempra Energy
6.500% 06/01/16	2,390,000	2,727,705

Gas Total		13,378,046

Utilities Total		87,055,071

Total Corporate Fixed-Income Bonds & Notes (cost of $692,905,050)		721,162,641

Government & Agency Obligations – 22.0%

Foreign Government Obligations – 1.1%
European Investment Bank
3.000% 04/08/14	6,700,000	6,982,258
5.125% 05/30/17	2,985,000	3,349,358

Export-Import Bank of Korea
5.500% 10/17/12	700,000	736,755

Pemex Project Funding Master Trust
5.750% 03/01/18	3,885,000	4,110,322

Province of Quebec
4.625% 05/14/18	9,030,000	9,710,600

Republic of Italy
5.375% 06/12/17	1,935,000	2,057,503

Foreign Government Obligations Total		26,946,796

U.S. Government Agencies – 1.3%
Resolution Funding Corp., STRIPS
(f) 10/15/20	14,620,000	10,106,602
(f) 01/15/21	26,765,000	18,249,501
(f) 01/15/30	14,000,000	5,687,626

U.S. Government Agencies Total		34,043,729

U.S. Government Obligations – 19.6%
U.S. Treasury Bills
(f) 04/14/11	197,000,000	196,995,934
(f) 08/25/11 (g)	11,340,000	11,333,570

	Par ($)	Value ($)
U.S. Treasury Bonds
2.625% 11/15/20	31,985,000	29,846,003
3.875% 08/15/40	31,494,000	28,182,217
4.250% 11/15/40	15,065,000	14,408,256
4.375% 11/15/39	4,000	3,913
4.500% 02/15/36	4,145,000	4,185,157

U.S. Treasury Inflation Indexed Bonds
2.375% 01/15/27	4,252,795	4,735,555

U.S. Treasury Inflation Indexed Notes
1.625% 01/15/18	29,224,167	31,598,631
3.000% 07/15/12	3,153,422	3,377,612

U.S. Treasury Notes
0.750% 12/15/13	350,000	346,445
0.875% 01/31/12	1,720,000	1,728,533
1.250% 03/15/14	1,605,000	1,604,502
1.875% 09/30/17	1,110,000	1,049,991
2.125% 02/29/16	19,075,000	19,015,391
2.625% 08/15/20 (g)	29,491,100	27,666,338
2.750% 02/28/18	1,370,000	1,359,618
3.625% 02/15/21	7,300,000	7,403,799

U.S. Treasury STRIPS
(f) 08/15/20	113,500,000	80,859,102
(f) 02/15/22	48,715,000	31,782,251

U.S. Government Obligations Total		497,482,818

Total Government & Agency Obligations (cost of $559,657,788)		558,473,343

Commercial Mortgage-Backed Securities – 19.2%
Bear Stearns Commercial Mortgage Securities
4.740% 03/13/40	15,784,000	16,492,304
4.830% 08/15/38	3,200,000	3,312,836
5.200% 01/12/41 (04/01/11) (a)(b)	11,705,000	12,481,539
5.201% 12/11/38	3,310,000	3,490,575
5.471% 01/12/45 (04/01/11) (a)(b)	10,070,000	10,807,549
5.537% 10/12/41	14,928,000	16,031,004
5.700% 06/13/50	17,455,000	18,605,895
5.718% 06/11/40 (04/01/11) (a)(b)	3,000,000	3,234,893
5.742% 09/11/42 (04/01/11) (a)(b)	3,500,000	3,800,102

Citigroup Commercial Mortgage Trust
4.733% 10/15/41	7,265,000	7,657,996

Citigroup/Deutsche Bank Commercial Mortgage Trust
5.322% 12/11/49	17,605,000	18,156,468
5.886% 11/15/44 (04/01/11) (a)(b)	4,450,000	4,814,439

Commercial Mortgage Asset Trust
7.230% 01/17/32 (a)	2,000,000	2,192,002
7.800% 11/17/32 (04/11/11) (a)(b)	3,556,000	3,882,961

See Accompanying Notes to Financial Statements.

15

Columbia Bond Fund

March 31, 2011

Commercial Mortgage-Backed Securities (continued)

	Par ($)	Value ($)
Commercial Mortgage Pass Through Certificates
5.311% 07/10/37 (04/01/11) (a)(b)	8,490,000	9,111,608

Credit Suisse First Boston Mortgage Securities Corp.
4.801% 03/15/36	3,490,000	3,643,673
6.387% 08/15/36	1,629,234	1,650,555

Credit Suisse Mortgage Capital Certificates
5.825% 06/15/38 (04/01/11) (a)(b)	9,060,000	9,804,269

GMAC Commercial Mortgage Securities, Inc.
5.472% 05/10/40 (04/01/11) (a)(b)	1,060,000	1,132,697

Greenwich Capital Commercial Funding Corp.
4.799% 08/10/42 (04/01/11) (a)(b)	5,755,000	6,071,363
5.317% 06/10/36 (04/01/11) (a)(b)	4,590,000	4,913,839
5.444% 03/10/39	15,960,000	16,893,074
5.890% 07/10/38 (04/01/11) (a)(b)	2,600,000	2,844,390

GS Mortgage Securities Corp. II
4.751% 07/10/39	3,575,000	3,761,532
4.753% 03/10/44	8,926,000	8,988,868

JPMorgan Chase Commercial Mortgage Securities Corp.
4.717% 02/15/46 (d)	2,434,000	2,442,532
4.879% 01/12/38 (04/01/11) (a)(b)	4,102,000	4,327,313
4.985% 01/12/37	1,765,000	1,854,364
5.202% 12/15/44 (04/01/11) (a)(b)	14,825,000	15,871,967
5.255% 07/12/37 (a)	3,875,000	4,108,984
5.440% 06/12/47	10,370,000	10,935,002
5.552% 05/12/45	11,700,000	12,524,185
5.790% 06/12/43 (04/01/11) (a)(b)	2,501,000	2,665,746
5.857% 10/12/35	274,958	277,012
6.162% 05/12/34	1,855,000	1,910,199

LB-UBS Commercial Mortgage Trust
4.166% 05/15/32	3,525,000	3,657,941
5.020% 08/15/29 (04/11/11) (a)(b)	10,265,000	10,917,703
5.124% 11/15/32 (04/11/11) (a)(b)	6,865,000	7,312,089
5.430% 02/15/40	14,830,000	15,626,671
5.866% 09/15/45 (04/11/11) (a)(b)	9,130,000	9,792,459

Merrill Lynch Mortgage Investors, Inc.
I.O.,
0.276% 12/15/30 (04/01/11) (a)(b)	2,900,290	35,860

Merrill Lynch Mortgage Trust
4.747% 06/12/43 (04/01/11) (a)(b)	10,000,000	10,590,349

	Par ($)	Value ($)
Morgan Stanley Capital I
4.660% 09/13/45	6,224,000	6,568,795
4.970% 12/15/41	12,337,000	13,095,014
5.033% 09/15/47 (04/01/11) (a)(b)(d)	3,815,000	3,954,305
5.150% 06/13/41	16,740,000	17,719,270
5.646% 06/11/42 (04/01/11) (a)(b)	3,500,000	3,843,746

Morgan Stanley Dean Witter Capital I
4.740% 11/13/36	4,330,000	4,500,647
4.920% 03/12/35	16,360,000	17,184,770
5.080% 09/15/37	10,950,000	11,393,999
5.980% 01/15/39	5,108,266	5,282,396
6.390% 07/15/33	485,392	486,849
7.500% 10/15/33 (a)	310,889	311,720

Nomura Asset Securities Corp.
7.133% 03/15/30 (04/11/11) (a)(b)	4,025,000	4,407,681

Salomon Brothers Mortgage Securities VII
4.865% 03/18/36	3,320,000	3,426,835

Wachovia Bank Commercial Mortgage Trust
5.001% 07/15/41	669,346	670,543
5.012% 12/15/35 (a)	13,380,000	14,193,404
5.037% 03/15/42	7,058,899	7,352,340
5.087% 07/15/42 (04/01/11) (a)(b)	4,267,000	4,324,066
5.209% 10/15/44 (04/01/11) (a)(b)	15,530,000	16,696,020
5.230% 07/15/41 (04/01/11) (a)(b)	8,680,000	8,818,293
5.270% 12/15/44 (04/01/11) (a)(b)	9,795,000	10,534,675
5.997% 06/15/45	3,530,000	3,767,346
6.287% 04/15/34	2,150,000	2,216,264

Wells Fargo Commercial Mortgage Trust
4.393% 11/15/43 (d)	14,590,000	14,451,624

WF-RBS Commercial Mortgage Trust
4.869% 02/15/44 (a)(d)	4,090,000	4,184,104

Total Commercial Mortgage-Backed Securities (cost of $472,254,611)		488,011,513

Asset-Backed Securities – 3.0%
Ally Auto Receivables Trust
1.450% 05/15/14	2,500,000	2,519,484

Bay View Auto Trust
5.310% 06/25/14	1,018,573	1,021,569

BMW Vehicle Lease Trust
0.820% 04/15/13	5,870,000	5,872,107

See Accompanying Notes to Financial Statements.

16

Columbia Bond Fund

March 31, 2011

Asset-Backed Securities (continued)

	Par ($)	Value ($)
Bombardier Capital Mortgage Securitization Corp.
6.230% 04/15/28	1,668	1,616

Capital Auto Receivables Asset Trust
4.460% 07/15/14	4,690,000	4,825,961
5.210% 03/17/14	1,911,343	1,945,983

Chrysler Financial Auto Securitization Trust
6.250% 05/08/14 (d)	5,470,000	5,683,938

Citibank Credit Card Issuance Trust
6.300% 06/20/14	455,000	480,742
6.950% 02/18/14	1,585,000	1,659,946

CitiFinancial Auto Issuance Trust
1.830% 11/15/12 (d)	1,693,226	1,696,975

Citigroup Mortgage Loan Trust, Inc.
5.517% 08/25/35 (04/01/11) (a)(b)	2,800,000	277,897
5.666% 08/25/35 (04/01/11) (a)(b)	1,885,000	54,859

CNH Equipment Trust
1.170% 05/15/15	5,667,000	5,635,197

Daimler Chrysler Auto Trust
4.480% 08/08/14	920	936

Equity One ABS, Inc.
0.590% 07/25/34 (04/25/11) (a)(b)	365,527	292,579

Ford Credit Auto Lease Trust
0.910% 07/15/13 (d)	3,470,000	3,467,145

Ford Credit Auto Owner Trust
1.320% 06/15/14	7,110,000	7,154,077

Franklin Auto Trust
5.360% 05/20/16	8,254,459	8,394,858
7.160% 05/20/16 (d)	3,425,000	3,645,185

Green Tree Financial Corp.
8.250% 07/15/27 (04/15/11) (a)(b)	233,167	240,073

GSAA Trust
4.316% 11/25/34 (04/01/11) (a)(b)	215,039	215,880

Harley-Davidson Motorcycle Trust
5.230% 03/15/14	1,500,000	1,559,030

Honda Auto Receivables Owner Trust
0.700% 04/21/14	1,135,000	1,132,331

Nissan Auto Lease Trust
1.120% 12/15/13	5,155,000	5,158,049

USAA Auto Owner Trust
5.070% 06/15/13	1,269,541	1,276,208

	Par ($)	Value ($)
Volkswagen Auto Lease Trust
0.770% 01/22/13	5,650,000	5,652,282

Volkswagen Auto Loan Enhanced Trust
5.470% 03/20/13	2,494,115	2,533,183

Wachovia Auto Loan Owner Trust
5.650% 02/20/13	5,000,000	5,022,537

Total Asset-Backed Securities (cost of $81,540,474)		77,420,627

Municipal Bonds – 1.4%

California – 0.7%
CA Educational Facilities Authority
University of Southern California,
Series 2009 A,
5.250% 10/01/38	2,900,000	2,926,825

CA Los Angeles Unified School District
Series 2009,
5.750% 07/01/34	3,310,000	3,125,534

CA State
Series 2009:
5.250% 04/01/14	305,000	321,854
7.550% 04/01/39	3,805,000	4,155,060
Series 2010,
3.950% 11/01/15	6,925,000	6,917,937

California Total		17,447,210

Illinois – 0.0%
IL Chicago
Series 2010 B,
6.742% 11/01/40	1,010,000	1,032,462

Illinois Total		1,032,462

Kentucky – 0.2%
KY Asset Liability Commission
Series 2010,
3.165% 04/01/18	4,620,000	4,483,109

Kentucky Total		4,483,109

Massachusetts – 0.4%
MA State
Series 2010:
5.631% 06/01/30	3,660,000	3,808,889
5.731% 06/01/40	4,880,000	5,013,663

Massachusetts Total		8,822,552

See Accompanying Notes to Financial Statements.

17

Columbia Bond Fund

March 31, 2011

Municipal Bonds (continued)

	Par ($)	Value ($)
New York – 0.1%
NY New York City Municipal Water Finance Authority
Series 2005 D,
5.000% 06/15/39	3,600,000	3,468,024

New York Total		3,468,024

Total Municipal Bonds (cost of $34,711,475)		35,253,357

Collateralized Mortgage Obligations – 0.0%

Agency – 0.0%
Federal National Mortgage Association
5.500% 09/25/35	374,087	376,442

Vendee Mortgage Trust
I.O.:
0.282% 03/15/29 (04/01/11) (a)(b)	6,156,052	46,657
0.432% 03/15/28 (04/01/11) (a)(b)	4,607,814	61,456

Agency Total		484,555

Non-Agency – 0.0%
American Mortgage Trust
8.445% 09/27/22 (h)	10,837	6,571

Countrywide Alternative Loan Trust
5.500% 09/25/35	4,442,453	36,264

Non-agency Total		42,835

Total Collateralized Mortgage Obligations (cost of $4,912,724)		527,390

Preferred Stock – 0.2%
	Shares

Financials – 0.2%
Diversified Financial Services – 0.2%
Citigroup Capital XIII
7.875%	180,190	4,937,206

Diversified Financial Services Total		4,937,206

Financials Total		4,937,206

Total Preferred Stock (cost of $4,870,536)		4,937,206

Short-Term Obligation – 0.6%

	Par ($)	Value ($)
Repurchase agreement with Fixed Income Clearing Corp., dated 03/31/11, due 04/01/11 at 0.070%, collateralized by a U.S. Government Agency obligation maturing 07/28/15, market value $15,888,688 (repurchase proceeds $15,575,030)	15,575,000	15,575,000

Total Short-Term Obligation (cost of $15,575,000)		15,575,000

Total Investments – 107.2% (cost of $2,692,554,005) (i)		2,723,503,279

Other Assets & Liabilities, Net – (7.2)%		(182,924,244)

Net Assets – 100.0%		2,540,579,035

Notes to Investment Portfolio:

(a)	The interest rate shown on floating rate or variable rate securities reflects the rate at March 31, 2011.

(b)	Parenthetical date represents the next interest rate reset date for the security.

(c)	Security purchased on a delayed delivery basis.

(d)	Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At March 31, 2011, these securities, which are not illiquid, amounted to $131,269,523, which represents 5.2% of net assets.

(e)	The issuer has filed for bankruptcy protection under Chapter 11 and is in default of certain debt covenants. Income is not being accrued. At March 31, 2011, the value of these securities amounted to $1,535,262 which represents 0.1% of net assets.

(f)	Zero coupon bond.

(g)	A portion of these securities with a market value of $3,936,424 are pledged as collateral for open futures contracts.

(h)	Represents fair value as determined in good faith under procedures approved by the Board of Trustees. At March 31, 2011, the value of this security amounted to $6,571, which represents less than 0.01% of net assets.

(i)	Cost for federal income tax purposes is $2,690,900,394.

Generally accepted accounting principles (GAAP) require disclosure regarding the inputs and valuation techniques used to measure fair value and any changes in valuation inputs or techniques. In addition, investments shall be disclosed by major category.

The Fund categorizes its fair value measurements according to a three-level hierarchy that maximizes the use of observable inputs and minimizes the use of unobservable inputs by prioritizing that the most observable input be used when available. Observable inputs are those that market participants would use in pricing an investment based on market data obtained from sources independent of the reporting entity. Unobservable inputs are those that reflect the Fund’s assumptions about the information market participants would use in pricing an investment. An investment’s level within the fair value hierarchy is based on the lowest level of any input that is deemed significant to the asset or liability’s fair value measurement. The input levels are not necessarily an indication of the risk or liquidity associated with investments at that level. For example, certain U.S. government securities are generally high quality and liquid, however, they are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market.

Fair value inputs are summarized in the three broad levels listed below:

•

Level 1 — Valuations based on quoted prices for investments in active markets that the Fund has the ability to access at the measurement date (including NAV for open-end mutual funds). Valuation adjustments are not applied to Level 1 investments.

See Accompanying Notes to Financial Statements.

18

Columbia Bond Fund

March 31, 2011

•	Level 2 — Valuations based on other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.).

•	Level 3 — Valuations based on significant unobservable inputs (including the Fund’s own assumptions and judgment in determining the fair value of investments).

Inputs that are used in determining fair value of an investment may include price information, credit data, volatility statistics, and other factors. These inputs can be either observable or unobservable. The availability of observable inputs can vary between investments, and is affected by various factors such as the type of investment, and the volume and level of activity for that investment or similar investments in the marketplace. The inputs will be considered by the Investment Manager, along with any other relevant factors in the calculation of an investment’s fair value. The Fund uses prices and inputs that are current as of the measurement date, which may include periods of market dislocations. During these periods, the availability of prices and inputs may be reduced for many investments. This condition could cause an investment to be reclassified between the various levels within the hierarchy. Non-U.S. equity securities actively traded in foreign markets may be reflected in Level 2 despite the availability of closing prices, because the Fund evaluates and determines whether those closing prices reflect fair value at the close of the New York Stock Exchange (NYSE) or require adjustment, as described in Note 2 to the financial statements — Security Valuation.

Investments falling into the Level 3 category are primarily supported by quoted prices from brokers and dealers participating in the market for those investments. However, these may be classified as Level 3 investments due to lack of market transparency and corroboration to support these quoted prices. Additionally, valuation models may be used as the pricing source for any remaining investments classified as Level 3. These models rely on one or more significant unobservable inputs and/or significant assumptions by the Investment Manager. Inputs used in valuations may include, but are not limited to, financial statement analysis, capital account balances, discount rates and estimated cash flows, and comparable company data.

The following table summarizes the inputs used, as of March 31, 2011, in valuing the Fund’s assets:

Description	Quoted Prices (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Total Mortgage-Backed Securities	$—	$822,142,202	$—	$822,142,202

Corporate Fixed-Income Bonds & Notes		,
Basic Materials	—	36,584,196	—	36,584,196
Communications	—	135,231,315	—	135,231,315
Consumer Cyclical	—	12,238,540	469,101	12,707,641
Consumer Non-Cyclical	—	67,929,393	—	67,929,393
Energy	—	59,473,183	—	59,473,183
Financials	—	265,428,412	—	265,428,412
Industrials	—	44,647,181	—	44,647,181
Technology	—	12,106,249	—	12,106,249
Utilities	—	87,055,071	—	87,055,071

Total Corporate Fixed-Income Bonds & Notes	—	720,693,540	469,101	721,162,641

Government & Agency Obligations
Foreign Government Obligations	—	26,946,796	—	26,946,796
U.S. Government Agencies	28,356,103	5,687,626	—	34,043,729
U.S. Government Obligations	288,806,869	208,675,949	—	497,482,818

Description	Quoted Prices (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Total Government & Agency Obligations	317,162,972	241,310,371	—	558,473,343

Total Commercial Mortgage-Backed Securities	—	488,011,513	—	488,011,513

Total Asset-Backed Securities	—	77,420,627	—	77,420,627

Total Municipal Bonds	—	35,253,357	—	35,253,357

Total Collateralized Mortgage Obligations	—	520,819	6,571	527,390

Total Preferred Stock	—	4,937,206	—	4,937,206

Total Short-Term Obligation	—	15,575,000	—	15,575,000

Total Investments	317,162,972	2,405,864,635	475,672	2,723,503,279

Unrealized Appreciation on Credit Default Swap Contracts	—	47,664	—	47,664

Unrealized Depreciation on Credit Default Swap Contracts	—	(29,892)	—	(29,892)

Unrealized Appreciation on Futures Contracts	1,095,332	—	—	1,095,332

Unrealized Depreciation on Futures Contracts	(234,935)	—	—	(234,935)

Total	$318,023,369	$2,405,882,407	$475,672	$2,724,381,448

The Fund’s assets assigned to the Level 2 input category are generally valued using the market approach, in which a security’s value is determined through its correlation to prices and information from market transactions for similar or identical assets.

Certain short-term obligations may be valued using amortized cost, an income approach which converts future cash flows to a present value based upon the discount or premium at purchase.

Certain Corporate Fixed-Income Bonds & Notes classified as Level 3 securities are valued using the market approach. To determine fair value for these securities, management considered various factors which may have included, but were not limited to, estimated cash flows of the securities and observed yields on securities management deemed comparable.

Certain Collateralized Mortgage Obligations classified as Level 3 securities are valued using market approach and utilize single market quotations from broker dealers.

There were no significant transfers of financial assets between Levels 1 and 2 during the period.

See Accompanying Notes to Financial Statements.

19

Columbia Bond Fund

March 31, 2011

The following table reconciles asset balances for the year ending March 31, 2011, in which significant unobservable inputs (Level 3) were used in determining value:

Investments in Securities	Balance as of March 31, 2010	Accrued Discounts/ Premiums	Realized Gain/ (Loss)	Change in Unrealized Appreciation (Depreciation)	Purchases	Sales	Transfers into Level 3	Transfers out of Level 3	Balance as of March 31, 2011
Corporate Fixed-Income Bonds & Notes
Consumer Cyclical	$—	$—	$—	$35,693	$433,408	$—	$—	$—	$469,101
Collateralized Mortgage Obligations
Non-Agency	—	—	29	14	6,601	(73)	—	—	6,571

	$—	$—	$29	$35,707	$440,009	$(73)	$—	$—	$475,672

The information in the above reconciliation represents fiscal year to date activity for any securities identified as using Level 3 inputs at either the beginning or the end of the current fiscal period.

The change in unrealized appreciation attributable to securities owned at March 31, 2011, which were valued using significant unobservable inputs (Level 3) amounted to $35,707. This amount is included in net change in unrealized appreciation on the Statement of Changes in Net Assets.

At March 31, 2011, the Fund has entered into the following credit default swap contracts:

Credit Risk
Swap Counterparty	Referenced Obligation	Receive Buy/Sell Protection	Fixed Rate	Expiration Date	Notional Amount	Upfront Premium Paid (Received)	Value of Contract
Barclays Capital	D.R. Horton, Inc.	Buy	1.000%	06/20/16	$12,400,000	$684,681	$(344)
Barclays Capital	The Home Depot, Inc.	Buy	1.000%	06/20/16	13,815,000	(258,360)	(1,844)
Barclays Capital	Toll Brothers, Inc.	Buy	1.000%	06/20/16	15,500,000	649,596	34,548
JPMorgan Chase	D.R. Horton, Inc.	Buy	1.000%	03/20/15	5,500,000	240,020	(27,487)
JPMorgan Chase	Macy’s, Inc.	Buy	1.000%	06/20/16	7,800,000	166,656	(217)
Morgan Stanley	Limited Brands, Inc.	Buy	1.000%	06/20/16	7,600,000	292,672	13,116

							$17,772

At March 31, 2011, the Fund held the following open long futures contracts:

Risk Exposure/ Type	Number of Contracts	Value	Aggregate Face Value	Expiration Date	Unrealized Depreciation
Interest Rate Risk
10 Year U.S. Treasury Notes	145	$17,259,531	$17,354,687	Jun-2011	$(95,156)

At March 31, 2011, the Fund held the following open short futures contracts:

Risk Exposure/ Type	Number of Contracts	Value	Aggregate Face Value	Expiration Date	Unrealized Appreciation (Depreciation)
Interest Rate Risk
5 Year U.S. Treasury Notes	353	$41,226,539	$41,295,852	Jun-2011	$69,313
10 Year U.S. Treasury Notes	1,910	227,349,688	228,375,707	Jun-2011	1,026,019
Ultra Long Term U.S. Treasury Bond	150	18,534,375	18,394,596	Jun-2011	(139,779)

					$955,553

At March 31, 2011, the asset allocation of the Fund is as follows:

Asset Allocation (Unaudited)	% of Net Assets
Mortgage-Backed Securities	32.4
Corporate Fixed-Income Bonds & Notes	28.4
Government & Agency Obligations	22.0
Commercial Mortgage-Backed Securities	19.2
Asset-Backed Securities	3.0
Municipal Bonds	1.4
Collateralized Mortgage Obligations	0.0	*
Preferred Stock	0.2

	106.6
Short-Term Obligation	0.6
Other Assets & Liabilities, Net	(7.2)

	100.0

* Rounds to less than 0.01%.

Acronym	Name
I.O.	Interest Only
STRIPS	Separate Trading of Registered Interest and Principal of Securities
TBA	To Be Announced

See Accompanying Notes to Financial Statements.

20

Statement of Assets and Liabilities – Columbia Bond Fund

March 31, 2011

		($)
Assets	Investments, at identified cost	2,692,554,005

	Investments, at value	2,723,503,279
	Cash	559
	Open credit default swap contracts	47,664
	Credit default swap contracts premiums paid	1,980,460
	Receivable for:
	Investments sold	176,448,688
	Fund shares sold	4,184,509
	Interest	16,715,884
	Futures variation margin	125,766
	Foreign tax reclaims	21,971
	Expense reimbursement due from Investment Manager	670,991
	Trustees’ deferred compensation plan	183,168
	Prepaid expenses	30,664
	Other assets	5,380

	Total Assets	2,923,918,983

Liabilities	Open credit default swap contracts	29,892
	Credit default swap contracts premiums received	257,955
	Payable for:
	Investments purchased	146,510,593
	Investments purchased on a delayed delivery basis	229,234,751
	Fund shares repurchased	2,374,498
	Distributions	2,877,250
	Investment advisory fee	941,251
	Administration fee	133,053
	Pricing and bookkeeping fees	31,697
	Transfer agent fee	564,254
	Trustees’ fees	73,868
	Custody fee	6,800
	Distribution and service fees	31,941
	Chief compliance officer expenses	1,250
	Trustees’ deferred compensation plan	183,168
	Other liabilities	87,727

	Total Liabilities	383,339,948

	Net Assets	2,540,579,035

Net Assets Consist of	Paid-in capital	2,504,901,444
	Undistributed net investment income	986,530
	Accumulated net realized gain	2,870,465
	Net unrealized appreciation (depreciation) on:
	Investments	30,949,274
	Credit default swap contracts	10,925
	Futures contracts	860,397

	Net Assets	2,540,579,035

See Accompanying Notes to Financial Statements.

21

Statement of Assets and Liabilities (continued) – Columbia Bond Fund

March 31, 2011

Class A	Net assets	$75,770,216
	Shares outstanding	8,201,264
	Net asset value per share	$9.24	(a)
	Maximum sales charge	4.75%
	Maximum offering price per share ($9.24/0.9525)	$9.70	(b)

Class B (c)	Net assets	$5,346,742
	Shares outstanding	578,756
	Net asset value and offering price per share	$9.24	(a)

Class C	Net assets	$13,397,889
	Shares outstanding	1,449,945
	Net asset value and offering price per share	$9.24	(a)

Class I (d)	Net assets	$284,142,835
	Shares outstanding	30,713,480
	Net asset value, offering and redemption price per share	$9.25

Class T (c)	Net assets	$16,250,889
	Shares outstanding	1,761,103
	Net asset value, offering and redemption price per share	$9.23

Class W (d)	Net assets	$2,434
	Shares outstanding	263
	Net asset value, offering and redemption price per share	$9.24	(e)

Class Y	Net assets	$24,717,189
	Shares outstanding	2,671,388
	Net asset value, offering and redemption price per share	$9.25

Class Z	Net assets	$2,120,950,841
	Shares outstanding	229,526,998
	Net asset value, offering and redemption price per share	$9.24

(a)	Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

(b)	On sales of $50,000 or more the offering price is reduced.

(c)	Class B and Class T shares commenced operations on March 7, 2011.

(d)	Class I and Class W shares commenced operations on September 27, 2010.

(e)	Net asset value per share rounds to this amount due to fractional shares outstanding.

See Accompanying Notes to Financial Statements.

22

Statement of Operations – Columbia Bond Fund

For the Year Ended March 31, 2011

		($) (a)(b)(c)(d)
Investment Income	Dividends	31,530
	Interest	29,939,777
	Foreign taxes withheld	(24,428)

	Total Investment Income	29,946,879

Expenses	Investment advisory fee	4,317,620
	Administration fee	928,952
	Distribution fee:
	Class B	2,009
	Class C	21,819
	Service fee:
	Class A	46,971
	Class B	675
	Class C	7,290
	Class T	1,200
	Class W	3
	Transfer agent fee:
	Class A, Class B, Class C, Class T, Class W and Class Z	816,480
	Class Y	40
	Pricing and bookkeeping fees	165,521
	Trustees’ fees	40,771
	Custody fee	26,770
	Chief compliance officer expenses	1,517
	Other expenses	361,417

	Total Expenses	6,739,055

	Fees waived or expenses reimbursed by Investment Manager	(2,246,174)
	Fees waived by distributor – Class C	(1,070)
	Expense reductions	(298)

	Net Expenses	4,491,513

	Net Investment Income	25,455,366

Net Realized and Unrealized Gain (Loss) on Investments, Futures Contracts and Credit Default Swap Contracts	Net realized gain (loss) on:
	Investments	22,369,790
	Futures contracts	(3,495,503)
	Credit default swap contracts	(1,340,715)

	Net realized gain	17,533,572

	Net change in unrealized appreciation (depreciation) on:
	Investments	(14,859,308)
	Futures contracts	1,175,287
	Credit default swap contracts	174,759

	Net change in unrealized appreciation (depreciation)	(13,509,262)

	Net Gain	(4,024,310)

	Net Increase Resulting from Operations	29,479,676

(a)	Class B and Class T shares commenced operations on March 7, 2011.

(b)	Class B and Class T shares reflect activity for the period March 7, 2011 through March 31, 2011.

(c)	Class W shares commenced operations on September 27, 2010.

(d)	Class W shares reflect activity for the period September 27, 2010 through March 31, 2011.

See Accompanying Notes to Financial Statements.

23

Statement of Changes in Net Assets – Columbia Bond Fund

		Year Ended March 31,
Increase (Decrease) in Net Assets		2011 ($) (a)(b)(c)(d)	2010 ($) (e)(f)
Operations	Net investment income	25,455,366	21,790,632
	Net realized gain on investments, futures contracts and credit default swap contracts	17,533,572	9,909,283
	Net change in unrealized appreciation (depreciation) on investments, futures contracts and credit default swap contracts	(13,509,262)	26,881,768

	Net increase resulting from operations	29,479,676	58,581,683

Distributions to Shareholders	From net investment income:
	Class A	(582,015)	(420,354)
	Class B	(6,643)	—
	Class C	(69,531)	(49,892)
	Class I	(432,741)	—
	Class T	(27,533)	—
	Class W	(38)	—
	Class Y	(667,568)	(340,472)
	Class Z	(25,311,264)	(21,832,594)
	From net realized gains:
	Class A	(319,407)	(71,583)
	Class C	(47,886)	(13,438)
	Class I	(194,191)	—
	Class W	(34)	—
	Class Y	(417,810)	—
	Class Z	(13,371,222)	(4,489,921)

	Total distributions to shareholders	(41,447,883)	(27,218,254)

	Net Capital Stock Transactions	1,938,449,927	83,239,343

	Increase from regulatory settlements	—	4,011

	Total increase in net assets	1,926,481,720	114,606,783

Net Assets	Beginning of period	614,097,315	499,490,532
	End of period	2,540,579,035	614,097,315
	Undistributed (overdistributed) net investment income at end of period	986,530	(288,554)

(a)	Class B and Class T shares commenced operations on March 7, 2011.

(b)	Class B and Class T shares reflect activity for the period March 7, 2011 through March 31, 2011.

(c)	Class I and Class W shares commenced operations on September 27, 2010.

(d)	Class I and Class W shares reflect activity for the period September 27, 2010 through March 31, 2011.

(e)	Class Y shares commenced operations on July 15, 2009.

(f)	Class Y shares reflect activity for the period July 15, 2009 through March 31, 2010.

See Accompanying Notes to Financial Statements.

24

Statement of Changes in Net Assets (continued) – Columbia Bond Fund

	Capital Stock Activity
	Year Ended March 31, 2011 (a)(b)(c)(d)		Year Ended March 31, 2010 (e)(f)
	Shares	Dollars ($)	Shares	Dollars ($)
Class A
Subscriptions	896,716	8,412,184	1,312,247	11,886,554
Proceeds received in connection with merger	6,825,239	63,256,049	—	—
Distributions reinvested	79,020	739,266	50,645	461,703
Redemptions	(1,254,255)	(11,731,528)	(311,338)	(2,857,410)

Net increase	6,546,720	60,675,971	1,051,554	9,490,847

Class B
Subscriptions	1,557	14,456	—	—
Proceeds received in connection with merger	605,596	5,612,182	—	—
Distributions reinvested	354	3,268	—	—
Redemptions	(28,751)	(266,349)	—	—

Net increase	578,756	5,363,551	—	—

Class C
Subscriptions	94,835	891,262	158,653	1,448,076
Proceeds received in connection with merger	1,214,993	11,259,417	—	—
Distributions reinvested	8,923	83,423	4,529	40,979
Redemptions	(108,374)	(1,010,438)	(73,362)	(670,217)

Net increase	1,210,377	11,223,664	89,820	818,838

Class I
Subscriptions	39,675,596	368,286,257	—	—
Distributions reinvested	68,979	640,243	—	—
Redemptions	(9,031,095)	(83,363,670)	—	—

Net increase	30,713,480	285,562,830	—	—

Class T
Subscriptions	3,625	33,404	—	—
Proceeds received in connection with merger	1,776,589	16,446,074	—	—
Distributions reinvested	1,865	17,212	—	—
Redemptions	(20,976)	(193,415)	—	—

Net increase	1,761,103	16,303,275	—	—

Class W
Subscriptions	277	2,650	—	—
Distributions reinvested	2	20	—	—
Redemptions	(16)	(150)	—	—

Net increase	263	2,520	—	—

Class Y
Subscriptions	1,013,824	9,640,583	1,644,970	14,869,097
Distributions reinvested	77,435	725,037	23,425	216,849
Redemptions	(23,119)	(217,000)	(65,147)	(600,000)

Net increase	1,068,140	10,148,620	1,603,248	14,485,946

Class Z
Subscriptions	29,389,647	275,915,737	29,383,305	267,207,145
Proceeds received in connection with merger	196,357,315	1,819,865,791	—	—
Distributions reinvested	1,457,494	13,654,791	1,229,550	11,169,190
Redemptions	(60,261,713)	(560,266,829)	(24,062,158)	(219,932,623)

Net increase	166,942,743	1,549,169,490	6,550,697	58,443,712

(a)	Class B and Class T shares commenced operations on March 7, 2011.

(b)	Class B and Class T shares reflect activity for the period March 7, 2011 through March 31, 2011.

(c)	Class I and Class W shares commenced operations on September 27, 2010.

(d)	Class I and Class W shares reflect activity for the period September 27, 2010 through March 31, 2011.

(e)	Class Y shares commenced operations on July 15, 2009.

(f)	Class Y shares reflect activity for the period July 15, 2009 through March 31, 2010.

See Accompanying Notes to Financial Statements.

25

Financial Highlights – Columbia Bond Fund

Selected data for a share outstanding throughout each period is as follows:

	Year Ended March 31,					Period Ended March 31,
Class A Shares	2011	2010		2009		2008 (a)
Net Asset Value, Beginning of Period	$9.28	$8.79		$9.09		$9.09

Income from Investment Operations:
Net investment income (b)	0.27	0.31		0.35		—	(c)
Net realized and unrealized gain (loss) on investments, futures contracts and credit default swap contracts	0.17	0.59		(0.26)		—	(c)

Total from investment operations	0.44	0.90		0.09		—	(c)

Less Distributions to Shareholders:
From net investment income	(0.29)	(0.33)		(0.38)		—	(c)
From net realized gains	(0.19)	(0.08)		(0.01)		—

Total distributions to shareholders	(0.48)	(0.41)		(0.39)		—	(c)

Increase from regulatory settlements	—	—	(c)	—		—

Net Asset Value, End of Period	$9.24	$9.28		$8.79		$9.09
Total return (d)(e)	4.83%	10.39	%(f)	1.04%		0.01	%(g)

Ratios to Average Net Assets/Supplemental Data:
Net expenses before interest expense (h)	0.80%	0.82%		0.91%		0.91	%(i)
Interest expense	—	—		—	%(j)	—
Net expenses (h)	0.80%	0.82%		0.91%		0.91	%(i)
Waiver/Reimbursement	0.29%	0.30%		0.22%		0.14	%(i)
Net investment income (h)	2.97%	3.43%		3.99%		4.16	%(i)
Portfolio turnover rate	178%	256%		209%		49	%(g)
Net assets, end of period (000s)	$75,770	$15,362		$5,299		$10

(a)	Class A shares commenced operations on March 31, 2008. Per share data and total return reflect activity from that date.

(b)	Per share data was calculated using the average shares outstanding during the period.

(c)	Rounds to less than $0.01 per share.

(d)	Had the Investment Manager and/or any of its affiliates not waived fees or reimbursed a portion of expenses, total return would have been reduced.

(e)	Total return at net asset value assuming all distributions reinvested and no initial sales charge or contingent deferred sales charge.

(f)	Total return includes a reimbursement of loss experienced by the Fund due to a compliance violation. The reimbursement had an impact of less than 0.01% on total return.

(g)	Not annualized.

(h)	The benefits derived from expense reductions had an impact of less than 0.01%.

(i)	Annualized.

(j)	Rounds to less than 0.01%.

See Accompanying Notes to Financial Statements.

26

Financial Highlights – Columbia Bond Fund

Selected data for a share outstanding throughout the period is as follows:

Class B Shares	Period Ended March 31, 2011 (a)
Net Asset Value, Beginning of Period	$9.24

Income from Investment Operations:
Net investment loss (b)(c)	—
Net realized and unrealized gain on investments, futures contracts and credit default swap contracts	0.01

Total from investment operations	0.01

Less Distributions to Shareholders:
From net investment income	(0.01)

Net Asset Value, End of Period	$9.24
Total return (d)(e)(f)	0.15%

Ratios to Average Net Assets/Supplemental Data:
Net expenses (g)(h)	1.55%
Waiver/Reimbursement (h)	0.31%
Net investment income (g)(h)	(0.95)%
Portfolio turnover rate (e)	178%
Net assets, end of period (000s)	$5,347

(a)	Class B shares commenced operations on March 7, 2011. Per share data and total return reflect activity from that date.

(b)	Per share data was calculated using the average shares outstanding during the period.

(c)	Rounds to less than $0.01 per share.

(d)	Total return at net asset value assuming all distributions reinvested and no contingent deferred sales charge.

(e)	Not annualized.

(f)	Had the Investment Manager and/or any of its affiliates not waived fees or reimbursed a portion of expenses, total return would have been reduced.

(g)	The benefits derived from expense reductions had an impact of less than 0.01%.

(h)	Annualized.

See Accompanying Notes to Financial Statements.

27

Financial Highlights – Columbia Bond Fund

Selected data for a share outstanding throughout each period is as follows:

	Year Ended March 31,					Period Ended March 31,
Class C Shares	2011	2010		2009		2008 (a)
Net Asset Value, Beginning of Period	$9.29	$8.80		$9.09		$9.09

Income from Investment Operations:
Net investment income (b)	0.21	0.25		0.29		—	(c)
Net realized and unrealized gain (loss) on investments, futures contracts and credit default swap contracts	0.15	0.58		(0.26)		—	(c)

Total from investment operations	0.36	0.83		0.03		—	(c)

Less Distributions to Shareholders:
From net investment income	(0.22)	(0.26)		(0.31)		—	(c)
From net realized gains	(0.19)	(0.08)		(0.01)		—

Total distributions to shareholders	(0.41)	(0.34)		(0.32)		—	(c)

Increase from regulatory settlements	—	—	(c)	—		—

Net Asset Value, End of Period	$9.24	$9.29		$8.80		$9.09
Total return (d)(e)	3.94%	9.56	%(f)	0.44%		0.01	%(g)

Ratios to Average Net Assets/Supplemental Data:
Net expenses before interest expense (h)	1.51%	1.57%		1.66%		1.66	%(i)
Interest expense	—	—		—	%(j)	—
Net expenses (h)	1.51%	1.57%		1.66%		1.66	%(i)
Waiver/Reimbursement	0.33%	0.30%		0.22%		0.14	%(i)
Net investment income (h)	2.26%	2.71%		3.32%		3.41	%(i)
Portfolio turnover rate	178%	256%		209%		49	%(g)
Net assets, end of period (000s)	$13,398	$2,226		$1,317		$10

(a)	Class C shares commenced operations on March 31, 2008. Per share data and total return reflect activity from that date.

(b)	Per share data was calculated using the average shares outstanding during the period.

(c)	Rounds to less than $0.01 per share.

(d)	Had the Investment Manager and/or any of its affiliates not waived fees or reimbursed a portion of expenses, total return would have been reduced.

(e)	Total return at net asset value assuming all distributions reinvested and no contingent deferred sales charge.

(f)	Total return includes a reimbursement of loss experienced by the Fund due to a compliance violation. The reimbursement had an impact of less than 0.01% on total return.

(g)	Not annualized.

(h)	The benefits derived from expense reductions had an impact of less than 0.01%.

(i)	Annualized.

(j)	Rounds to less than 0.01%.

See Accompanying Notes to Financial Statements.

28

Financial Highlights – Columbia Bond Fund

Selected data for a share outstanding throughout the period is as follows:

Class I Shares	Period Ended March 31, 2011 (a)
Net Asset Value, Beginning of Period	$9.58

Income from Investment Operations:
Net investment income (b)	0.14
Net realized and unrealized loss on investments, futures contracts and credit default swap contracts	(0.18)

Total from investment operations	(0.04)

Less Distributions to Shareholders:
From net investment income	(0.16)
From net realized gains	(0.13)

Total distributions to shareholders	(0.29)

Net Asset Value, End of Period	$9.25
Total return (c)(d)(e)	(0.44)%

Ratios to Average Net Assets/Supplemental Data:
Net expenses (f)(g)	0.51%
Waiver/Reimbursement (g)	0.11%
Net investment income (f)(g)	2.89%
Portfolio turnover rate (d)	178%
Net assets, end of period (000s)	$284,143

(a)	Class I shares commenced operations on September 27, 2010. Per share data and total return reflect activity from that date.

(b)	Per share data was calculated using the average shares outstanding during the period.

(c)	Total return at net asset value assuming all distributions reinvested.

(d)	Not annualized.

(e)	Had the Investment Manager and/or any of its affiliates not waived fees or reimbursed a portion of expenses, total return would have been reduced.

(f)	The benefits derived from expense reductions had an impact of less than 0.01%.

(g)	Annualized.

See Accompanying Notes to Financial Statements.

29

Financial Highlights – Columbia Bond Fund

Selected data for a share outstanding throughout the period is as follows:

Class T Shares	Period Ended March 31, 2011 (a)
Net Asset Value, Beginning of Period	$9.23

Income from Investment Operations:
Net investment loss (b)(c)	—
Net realized and unrealized gain on investments, futures contracts and credit default swap contracts	0.02

Total from investment operations	0.02

Less Distributions to Shareholders:
From net investment income	(0.02)

Net Asset Value, End of Period	$9.23
Total return (d)(e)(f)	0.21%

Ratios to Average Net Assets/Supplemental Data:
Net expenses (g)(h)	0.70%
Waiver/Reimbursement (h)	0.31%
Net investment loss (g)(h)	(0.07)%
Portfolio turnover rate (e)	178%
Net assets, end of period (000s)	$16,251

(a)	Class T shares commenced operations on March 7, 2011. Per share data and total return reflect activity from that date.

(b)	Per share data was calculated using the average shares outstanding during the period.

(c)	Rounds to less than $0.01 per share

(d)	Total return at net asset value assuming all distributions reinvested.

(e)	Not annualized.

(f)	Had the Investment Manager and/or any of its affiliates not waived fees or reimbursed a portion of expenses, total return would have been reduced.

(g)	The benefits derived from expense reductions had an impact of less than 0.01%.

(h)	Annualized.

See Accompanying Notes to Financial Statements.

30

Financial Highlights – Columbia Bond Fund

Selected data for a share outstanding throughout the period is as follows:

Class W Shares	Period Ended March 31, 2011 (a)
Net Asset Value, Beginning of Period	$9.57

Income from Investment Operations:
Net investment income (b)	0.12
Net realized and unrealized loss on investments, futures contracts and credit default swap contracts	(0.18)

Total from investment operations	(0.06)

Less Distributions to Shareholders:
From net investment income	(0.14)
From net realized gains	(0.13)

Total distributions to shareholders	(0.27)

Net Asset Value, End of Period	$9.24
Total return (c)(d)(e)	(0.60)%

Ratios to Average Net Assets/Supplemental Data:
Net expenses (f)(g)	0.80%
Waiver/Reimbursement (g)	0.28%
Net investment income (f)(g)	2.63%
Portfolio turnover rate (d)	178%
Net assets, end of period (000s)	$2

(a)	Class W shares commenced operations on September 27, 2010. Per share data and total return reflect activity from that date.

(b)	Per share data was calculated using the average shares outstanding during the period.

(c)	Total return at net asset value assuming all distributions reinvested.

(d)	Not annualized.

(e)	Had the Investment Manager and/or any of its affiliates not waived fees or reimbursed a portion of expenses, total return would have been reduced.

(f)	The benefits derived from expense reductions had an impact of less than 0.01%.

(g)	Annualized.

See Accompanying Notes to Financial Statements.

31

Financial Highlights – Columbia Bond Fund

Selected data for a share outstanding throughout each period is as follows:

Class Y Shares	Year Ended March 31, 2011	Period Ended March 31, 2010 (a)
Net Asset Value, Beginning of Period	$9.30	$8.93

Income from Investment Operations:
Net investment income (b)	0.30	0.24
Net realized and unrealized gain on investments, futures contracts and credit default swap contracts	0.16	0.38

Total from investment operations	0.46	0.62

Less Distributions to Shareholders:
From net investment income	(0.32)	(0.25)
From net realized gains	(0.19)	—

Total distributions to shareholders	(0.51)	(0.25)

Net Asset Value, End of Period	$9.25	$9.30
Total return (c)(d)	5.01%	7.00	%(e)

Ratios to Average Net Assets/Supplemental Data:
Net expenses (f)	0.53%	0.55	%(g)
Waiver/Reimbursement	0.23%	0.26	%(g)
Net investment income (f)	3.21%	3.58	%(g)
Portfolio turnover rate	178%	256	%(e)
Net assets, end of period (000s)	$24,717	$14,913

(a)	Class Y shares commenced operations on July 15, 2009. Per share data and total return reflect activity from that date.

(b)	Per share data was calculated using the average shares outstanding during the period.

(c)	Had the Investment Manager and/or any of its affiliates not waived fees or reimbursed a portion of expenses, total return would have been reduced.

(d)	Total return at net asset value assuming all distributions reinvested.

(e)	Not annualized.

(f)	The benefits derived from expense reductions had an impact of less than 0.01%.

(g)	Annualized.

See Accompanying Notes to Financial Statements.

32

Financial Highlights – Columbia Bond Fund

Selected data for a share outstanding throughout each period is as follows:

	Year Ended March 31,
Class Z Shares	2011	2010		2009		2008 (a)(b)	2007
Net Asset Value, Beginning of Period	$9.29	$8.80		$9.09		$8.98	$8.84

Income from Investment Operations:
Net investment income (c)	0.29	0.34		0.41		0.40	0.39
Net realized and unrealized gain (loss) on investments, futures contracts and credit default swap contracts	0.17	0.58		(0.28)		0.10	0.14

Total from investment operations	0.46	0.92		0.13		0.50	0.53

Less Distributions to Shareholders:
From net investment income	(0.32)	(0.35)		(0.41)		(0.39)	(0.39)
From net realized gains	(0.19)	(0.08)		(0.01)		—	—

Total distributions to shareholders	(0.51)	(0.43)		(0.42)		(0.39)	(0.39)

Increase from regulatory settlements	—	—	(d)	—		—	—

Net Asset Value, End of Period	$9.24	$9.29		$8.80		$9.09	$8.98
Total return (e)(f)	4.98%	10.66	%(g)	1.49%		5.75%	6.08%

Ratios to Average Net Assets/Supplemental Data:
Net expenses before interest expense (h)	0.55%	0.57%		0.66%		0.90%	0.90%
Interest expense	—	—		—	%(i)	—	—
Net expenses (h)	0.55%	0.57%		0.66%		0.90%	0.90%
Waiver/Reimbursement	0.29%	0.30%		0.22%		0.22%	0.30%
Net investment income (h)	3.21%	3.72%		4.62%		4.45%	4.36%
Portfolio turnover rate	178%	256%		209%		49%	49%
Net assets, end of period (000s)	$2,120,951	$581,596		$492,874		$546,781	$313,967

(a)	On March 31, 2008, Shares class of Core Bond Fund, a series of Excelsior Funds, Inc., was reorganized into the Fund’s Class Z shares. The financial information of the Fund’s Class Z shares includes the financial information of Core Bond Fund’s Shares class.

(b)	On March 31, 2008, Core Bond Fund’s Institutional Shares class were exchanged for Class Z shares of the Fund.

(c)	Per share data was calculated using the average shares outstanding during the period.

(d)	Rounds to less than $0.01 per share.

(e)	Had the Investment Manager and/or any of its affiliates not waived fees or reimbursed a portion of expenses, total return would have been reduced.

(f)	Total return at net asset value assuming all distributions reinvested.

(g)	Total return includes a reimbursement of loss experienced by the Fund due to a compliance violation. The reimbursement had an impact of less than 0.01% on total return.

(h)	The benefits derived from expense reductions had an impact of less than 0.01%.

(i)	Rounds to less than 0.01%.

See Accompanying Notes to Financial Statements.

33

Notes to Financial Statements – Columbia Bond Fund

March 31, 2011

Note 1. Organization

Columbia Bond Fund (the Fund), a series of Columbia Funds Series Trust I (the Trust), is a diversified fund. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust.

After the close of business on April 30, 2010, Ameriprise Financial, Inc. (Ameriprise Financial) acquired a portion of the asset management business of Columbia Management Group, LLC (the Transaction), including the business of managing the Fund. In connection with the closing of the Transaction (the Closing), RiverSource Investments, LLC, a wholly owned subsidiary of Ameriprise Financial, became the investment manager of the Fund and changed its name to Columbia Management Investment Advisers, LLC (the Investment Manager).

Investment Objective

The Fund seeks high current income, consistent with minimal fluctuation of principal.

Fund Shares

The Trust has unlimited authorized shares of beneficial interest. The Fund offers Class A, Class B, Class C, Class I, Class T, Class W, Class Y and Class Z shares. On March 23, 2011, the Investment Manager exchanged Class Z shares of the Fund valued at $351,425,701 for Class I shares of the Fund. All share classes have identical voting, dividend and liquidation rights. All share classes have identical voting, dividend and liquidation rights. Each share class has its own expense structure and sales charges, as applicable.

Class A shares are subject to a maximum front-end sales charge of 4.75% based on the initial investment amount. Class A shares purchased without an initial sales charge in accounts aggregating $1 million to $50 million at the time of purchase are subject to a 1.00% contingent deferred sales charge (CDSC) if the shares are sold within 18 months of purchase, charged as follows: 1.00% CDSC if redeemed within 12 months of purchase, and 0.50% CDSC if redeemed more than 12, but less than 18 months after purchase.

The Fund does not accept investments by new or existing investors in the Fund’s Class B shares, except in connection with the reinvestment of any dividend and/or capital gain distributions in Class B shares of the Fund and exchanges by existing Class B shareholders of other funds within the Columbia Family of Funds. Class B shares are not subject to sales charges. Class B shares commenced operations on March 7, 2011.

Class C shares are subject to a 1.00% CDSC on shares redeemed within one year of purchase.

Class I shares are not subject to sales charges and are available only to the Columbia Family of Funds. Class I shares commenced operations on September 27, 2010.

Class T shares are subject to a maximum front-end sales charge of 5.75% based on the investment amount. Class T shares purchased without an initial sales charge in accounts aggregating $1 million to $50 million at the time of purchase are subject to a 1.00% contingent deferred sales charge (CDSC) if the shares are sold within 18 months of purchase, charged as follows: 1.00% CDSC if redeemed within 12 months of purchase, and 0.50% CDSC if redeemed more than 12, but less than 18 months after purchase. Class T shares are available only to certain investors, as described in the Fund’s prospectus. Class T shares commenced operations on March 7, 2011.

Class W shares are not subject to sales charges and are available only to investors purchasing through authorized investment programs managed by investment professionals, including discretionary managed account programs. Class W shares commenced operations on September 27, 2010.

Class Y shares are not subject to sales charges and are available only to certain investors, as described in the Fund’s prospectus.

Class Z shares are not subject to sales charges and are available only to certain investors, as described in the Fund’s prospectus.

Note 2. Summary of Significant Accounting Policies

The preparation of financial statements in accordance with U.S. generally accepted accounting principles (GAAP) requires the Investment Manager to make certain estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates.

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements.

Security Valuation

Debt securities generally are valued by pricing services approved by the Trust’s Board of Trustees, based upon market transactions for normal, institutional-size trading units of similar securities. The

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services may use various pricing techniques which take into account appropriate factors such as yield, quality, coupon rate, maturity, type of issue, trading characteristics and other data, as well as broker quotes. Debt securities for which quotations are readily available may also be valued based upon an over-the-counter or exchange bid quotation.

Certain debt securities, which tend to be more thinly traded and of lesser quality, are priced based on fundamental analysis of the financial condition of the issuer and the estimated value of any collateral. Valuations developed through pricing techniques may vary from the actual amounts realized upon sale of the securities, and the potential variation may be greater for those securities valued using fundamental analysis.

Asset-backed and mortgage-backed securities are generally valued by pricing services, which utilize pricing models that incorporate the securities’ cash flow and loan performance data. These models also take into account available market data, including trades, market quotations, and benchmark yield curves for identical or similar securities. Factors used to identify similar securities may include, but are not limited to, issuer, collateral type, vintage, prepayment speeds, collateral performance, credit ratings, credit enhancement and expected life. Asset-backed and mortgage-backed securities for which quotations are readily available may also be valued based upon an over-the-counter or exchange bid quotation.

Short-term investments maturing in 60 days or less are valued at amortized cost, which approximates market value.

Futures contracts are valued at the settlement price established each day by the board of trade or exchange on which they are traded.

Credit default swap contracts are marked to market daily based upon spread quotations from market makers.

Investments for which market quotations are not readily available, or that have quotations which the Investment Manager believes are not reliable, are valued at fair value as determined in good faith under consistently applied procedures established by and under the general supervision of the Board of Trustees. If a security is valued at fair value, such value is likely to be different from the last quoted market price for the security. The determination of fair value often requires significant judgment. To determine fair value, the Investment Manager may use assumptions including but not limited to future cash flows and estimated risk premiums. Multiple inputs from various sources may be used to determine value.

Derivative Instruments

The Fund may use derivative instruments including futures contracts and credit default swap contracts in order to meet its investment objectives. The Fund employs strategies in differing combinations to permit it to increase, decrease or change the level of exposure to market risk factors. The achievement of any strategy relating to derivatives depends on an analysis of various risk factors, and if the strategies for the use of derivatives do not work as intended, the Fund may not achieve its investment objectives.

In pursuit of its investment objectives, the Fund is exposed to the following market risks among others:

Credit Risk: Credit risk relates to the ability of the issuer or guarantor of a fixed income security, or counterparty to a derivative contract to make timely principal and /or interest payments, or to otherwise honor its obligations. Securities are subject to varying degrees of credit risk, which are often reflected in credit ratings. Generally, lower-yield higher-quality bonds are subject to credit risk to a lesser extent than lower-grade higher-yield bonds.

Interest Rate Risk: Interest rate risk relates to the fluctuation in value of fixed income securities because of the inverse relationship of price and yield. Fixed income securities generally will decline in value upon an increase in general interest rates and their value generally will increase upon a decline in general interest rates. Fixed income securities with longer durations tend to be more sensitive to changes in interest rates, usually making them more volatile than securities with shorter durations.

The following provides more detailed information about each derivative type held by the Fund:

Futures Contracts — The Fund entered into interest rate futures contracts to manage the duration and yield curve exposure of the Fund versus the benchmark.

The use of futures contracts involves certain risks, which include, among others: (1) imperfect correlation between the price movement of the instruments and the underlying securities, (2) inability to close out positions due to differing trading hours, or the temporary absence of a liquid market, for either the instruments or the underlying securities, and (3) an inaccurate prediction of the future direction of interest rates by the Fund’s Investment Manager.

Upon entering into a futures contract, the Fund identifies within its portfolio of investments cash or securities in an amount sufficient to meet the initial margin requirement. Subsequent payments are made

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or received by the Fund equal to the daily change in the contract value and are recorded as variation margin receivable or payable and offset in unrealized gains or losses. The Fund recognizes a realized gain or loss when the contract is closed or expires.

Futures contracts involve, to varying degrees, risk of loss in excess of the variation margin disclosed on the Statement of Assets and Liabilities.

During the year ended March 31, 2011, the Fund entered into 4,829 futures contracts.

Credit Default Swaps — The Fund entered into credit default swap transactions as a protection buyer to reduce overall credit exposure.

Credit default swaps are agreements in which one party pays fixed periodic payments to a counterparty in consideration for a guarantee from the counterparty to make a specific payment should a negative credit event take place. The Fund may receive or make an upfront payment as the protection buyer or seller. Credit default swaps are marked to market daily based on quotations from market makers and any change is recorded as unrealized appreciation/depreciation on the Statement of Assets and Liabilities. Periodic payments received or made are recorded as a realized gain or loss and premiums received or made are amortized on the Statement of Operations.

If the Fund is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

Credit default swap agreements involve greater risks than if the Fund had invested in the reference obligation directly since, in addition to general market risks, credit default swaps are subject to illiquidity risk, counterparty risk and credit risk.

During the year ended March 31, 2011, the Fund purchased credit default swaps with a notional amount of $134,020,000.

The following table is a summary of the value of the Fund’s derivative instruments as of March 31, 2011:

Fair Value of Derivative Instruments
Statement of Assets and Liabilities
Assets	Fair Value	Liabilities	Fair Value
Futures Variation Margin	$125,766*	Futures Variation Margin	—
Open Credit Default Swaps/ Premiums	2,028,124	Open Credit Default Swaps/ Premiums	$287,847

*	Includes only current day’s variation margin.

The effect of derivative instruments on the Fund’s Statement of Operations for the year ended March 31, 2011:

	Amount of Realized Gain or (Loss) and Change in Unrealized Appreciation or (Depreciation) on Derivatives
	Risk Exposure	Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)
Futures Contracts	Interest Rate	$(3,495,503)	$1,175,287
Credit Default Swap Contracts	Credit	(1,340,715)	174,759

Repurchase Agreements

The Fund may engage in repurchase agreement transactions with institutions that the Investment Manager has determined are creditworthy. The Fund, through the custodian, receives delivery of the underlying securities collateralizing a repurchase agreement. The Investment Manager is responsible for determining that the collateral is at least equal, at all times, to the value of the repurchase obligation including interest. A repurchase agreement transaction involves certain risks in the event of default or insolvency of the counterparty. These risks include possible delays in or restrictions on the Fund’s ability to dispose of the underlying securities and a possible decline in the value of the underlying securities during the period while the Fund seeks to assert its rights.

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Delayed Delivery Securities

The Fund may trade securities on other than normal settlement terms, including securities purchased or sold on a “when-issued” basis. This may increase the risk if the other party to the transaction fails to deliver and causes the Fund to subsequently invest at less advantageous prices. The Fund identifies within its portfolio of investments cash or liquid securities in an amount equal to the delayed delivery commitment.

Treasury Inflation Protected Securities

The Fund may invest in treasury inflation protected securities (TIPS). The principal amount of TIPS is adjusted periodically and is increased for inflation or decreased for deflation based on a monthly published index. Interest payments are based on the adjusted principal at the time the interest is paid. These adjustments are recorded as interest income in the Statement of Operations.

Security Transactions

Security transactions are accounted for on the trade date. Cost is determined and gains (losses) are based upon the specific identification method for both financial statement and federal income tax purposes.

Income Recognition

Interest income is recorded on the accrual basis. Market premium and discount are amortized and accreted, respectively, on all debt securities, unless otherwise noted. Original issue discount is accreted to interest income over the life of the security with a corresponding increase in the cost basis, if any.

Expenses

General expenses of the Trust are allocated to the Fund and other series of the Trust based upon relative net assets or other expense allocation methodologies determined by the nature of the expense. Expenses directly attributable to a specific class of shares are charged to that share class. Expenses directly attributable to the Fund are charged to the Fund.

Determination of Class Net Asset Value

All income, expenses (other than class-specific expenses which are charged directly to a share class, as shown in the Statement of Operations) and realized and unrealized gains (losses) are allocated to each class of the Fund on a daily basis for purposes of determining the net asset value of each class. Income and expenses are allocated to each class based on the settled shares method, while realized and unrealized gains (losses) are allocated based on the relative net assets of each class.

Federal Income Tax Status

The Fund intends to qualify each year as a regulated investment company under Subchapter M of the Internal Revenue Code, as amended, and will distribute substantially all of its tax exempt or taxable income, if any, for its tax year, and as such will not be subject to federal income taxes. In addition, the Fund intends to distribute in each calendar year substantially all of its net investment income, capital gains and certain other amounts, if any, such that the Fund should not be subject to federal excise tax. Therefore, no federal income or excise tax provision is recorded.

Distributions to Shareholders

Distributions from net investment income are declared daily and paid monthly. Net realized capital gains, if any, are distributed at least annually. Income distributions and capital gain distributions are determined in accordance with federal income tax regulations which may differ from GAAP.

Indemnifications

Under the Trust’s organizational documents and, in some cases, by contract, its officers and directors are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, certain of the Fund’s contracts with its service providers contain general indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown since the amount of any future claims that may be made against the Fund cannot be determined and the Fund has no historical basis for predicting the likelihood of any such claims.

Note 3. Fees and Compensation Paid to Affiliates

Investment Management Fee

Under an Investment Management Services Agreement (IMSA), the Investment Manager determines which securities will be purchased, held or sold. In September 2010, the Board of Trustees approved an amended IMSA that includes an annual management fee rate that declines from 0.43% to 0.30% as the Fund’s net assets increase and would increase the management fees payable to the Investment Manager at certain asset levels. The amended IMSA was approved by the Fund’s shareholders at a meeting held on February 15, 2011. The amended IMSA was effective on March 1, 2011.

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For the period from the Closing through February 28, 2011, the management fee was equal to a percentage of the Fund’s average daily net assets that declined from 0.65% to 0.27% as the Fund’s net assets increased. Prior to the Closing, Columbia Management Advisors, LLC (Columbia), an indirect, wholly owned subsidiary of Bank of America Corporation (BOA), provided investment management services to the Fund under the same fee structure. The effective management fee rate for the year ended March 31, 2011, was 0.54% of the Fund’s average daily net assets.

Administration Fee

Effective upon the Closing, the Investment Manager provides administration and accounting services to the Fund under an Administrative Services Agreement, including services previously performed under the Pricing and Bookkeeping Oversight and Services Agreement (the Services Agreement) as discussed in the Pricing and Bookkeeping Fees note below. In September 2010, the Board of Trustees approved an amended Administrative Services Agreement that includes an annual administration fee rate that declines from 0.07% to 0.04% as the Fund’s net assets increase and would decrease the administration fees payable to the Investment Manager at all asset levels. The amended Administrative Services Agreement was effective on March 1, 2011.

For the period from the Closing through February 28, 2011, the administration fee was equal to 0.15% of the Fund’s average daily net assets less fees payable by the Fund as described under the Pricing and Bookkeeping Fees note below. Prior to the Closing, Columbia provided administrative services to the Fund at the same fee rates. The effective administration fee rate for the year ended March 31, 2011, was 0.13% of the Fund’s average daily net assets.

Pricing and Bookkeeping Fees

Prior to the Closing, the Fund entered into a Financial Reporting Services Agreement (the Financial Reporting Services Agreement) with State Street Bank and Trust Company (State Street) and Columbia pursuant to which State Street provides financial reporting services to the Fund. The Fund also entered into an Accounting Services Agreement (collectively with the Financial Reporting Services Agreement, the State Street Agreements) with State Street and Columbia pursuant to which State Street provides accounting services to the Fund. Upon the Closing, Columbia assigned and delegated its rights and obligations under the State Street Agreements to the Investment Manager. Under the State Street Agreements, the Fund pays State Street an annual fee of $38,000 paid monthly plus an additional monthly fee based on an annualized percentage rate of average daily net assets of the Fund for the month. The aggregate fee will not exceed $140,000 per year (exclusive of out-of-pocket expenses and charges). The Fund also reimburses State Street for certain out-of-pocket expenses and charges.

Also prior to the Closing, the Fund entered into the Services Agreement with Columbia. Under the Services Agreement, Columbia provided services related to Fund expenses and the requirements of the Sarbanes-Oxley Act of 2002, and provided oversight of the accounting and financial reporting services provided by State Street. Under the Services Agreement, the Fund reimbursed Columbia for out-of-pocket expenses and charges, including fees payable to third parties, such as for pricing the Fund’s portfolio securities, incurred by Columbia in the performance of services under the Services Agreement. The Services Agreement was terminated upon the Closing. These services are now provided under the Administrative Services Agreement discussed above.

Transfer Agent Fee

In connection with the Closing, RiverSource Service Corporation, a wholly owned subsidiary of Ameriprise Financial, provides transfer agency services to the Fund under a Transfer Agency Agreement and changed its name to Columbia Management Investment Services Corp. (the Transfer Agent). The Transfer Agent has contracted with Boston Financial Data Services (BFDS) to serve as sub-transfer agent.

The Transfer Agent receives monthly account-based service fees based on the number of open accounts and is reimbursed by the Fund for the fees and expenses the Transfer Agent pays to financial intermediaries that maintain omnibus accounts with the Fund that is a percentage of the average aggregate value of the Fund’s shares maintained in each such omnibus account (other than omnibus accounts for which American Enterprise Investment Services Inc. is the broker of record or accounts where the beneficial shareholder is a customer of Ameriprise Financial Services, Inc., which are paid a per account fee). The Transfer Agent pays the fees of BFDS for services as sub-transfer agent and, is not entitled to reimbursement for such fees from the Fund (with the exception of out-of pocket fees). The Transfer Agent also receives compensation from fees for various shareholder services and reimbursements for certain out-of-pocket expenses.

Prior to the Closing, Columbia Management Services, Inc., an affiliate of Columbia and an indirect, wholly owned subsidiary of BOA, provided transfer agency services to the Fund and contracted with BFDS to serve as sub-transfer agent, under the same fee structure.

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Class I shares do not pay transfer agent fees. For the year ended March 31, 2011, the Fund’s effective transfer agent fee rate for each class, with the exception of Class I shares, as a percentage of each class’ average daily net assets was as follows:

Class A	Class B	Class C	Class T	Class W	Class Y	Class Z
0.11%	0.34%	0.11%	0.34%	0.08%	0.00%*	0.11%

*	Rounds to less than 0.01%.

An annual minimum account balance fee of $20 may apply to certain accounts with a value below the Fund’s initial minimum investment requirements to reduce the impact of small accounts on transfer agent fees. These minimum account balance fees are recorded as part of expense reductions on the Statement of Operations. For the year ended March 31, 2011, no minimum account balance fees were charged by the Fund.

Underwriting Discounts, Service and Distribution Fees

In connection with the Closing, RiverSource Fund Distributors, Inc., an indirect wholly owned subsidiary of Ameriprise Financial, provides distribution and shareholder services to the Fund and changed its name to Columbia Management Investment Distributors, Inc. (the Distributor). Pursuant to Rule 12b-1 under the 1940 Act, the Board of Trustees has approved, and the Fund has adopted, distribution and shareholder service plans (the Plans) which set the distribution and service fees for the Fund. These fees are calculated daily and are intended to compensate the Distributor and/or eligible selling and/or servicing agents for selling shares of the Fund and providing services to investors.

The Plans require the payment of a monthly service fee to the Distributor at the maximum annual rate of 0.25% of the average daily net assets attributable to Class A, Class B, Class C and Class W shares of the Fund. The Plans also require the payment of a monthly distribution fee to the Distributor at the maximum annual rates of 0.75% of the average daily net assets attributable to Class B and Class C shares and 0.25% of the average daily net assets attributable to Class W shares.

The Fund may pay a distribution fee of up to 0.25% of the Fund’s average daily net assets attributable to Class W shares and a service fee of up to 0.25% of the Fund’s average daily net assets attributable to Class W shares, provided, however, that the aggregate fee shall not exceed 0.25% of the Fund’s average daily net assets attributable to Class W shares.

Effective March 11, 2011, the Distributor has voluntarily agreed to waive a portion of the distribution and service fees for Class C shares so that the combined fee will not exceed 0.85% annually of Class C average daily net assets. These arrangements may be modified or terminated by the Distributor at any time.

Prior to the Closing, Columbia Management Distributors, Inc., an affiliate of Columbia and an indirect, wholly owned subsidiary of BOA, was the principal underwriter of the Fund’s shares. There were no changes to the underwriting discount structure of the Fund or the service or distribution fee rates paid by the Fund as a result of the Transaction.

Shareholder Services Fees

The Fund has adopted a shareholder services plan that permits it to pay for certain services provided to Class T shareholders by their selling and/or servicing agents. The Fund may pay shareholder servicing fees up to an aggregate annual rate of 0.40% of the Fund’s average daily net assets attributable to Class T shares (comprised of up to 0.20% for shareholder liaison services and up to 0.20% for administrative support services). These fees are currently limited to an aggregate annual rate of not more than 0.15% of the Fund’s average daily net assets attributable to Class T shares. In addition, the shareholder servicing fee shall be waived by the selling and/or servicing agents to the extent necessary to prevent net investment income from falling below 0.00% on a daily basis. For the year ended March 31, 2011, the shareholder services fee was 0.15% of the Fund’s average daily net assets attributable to Class T shares.

Sales charges, including front-end and CDSC’s, received by the Distributor for distributing Portfolio shares were $9,358 for Class A and $1,122 for Class C shares for the year ended March 31, 2011.

Fee Waivers and Expense Reimbursements

Effective September 27, 2010, the Investment Manager and certain of its affiliates have contractually agreed to waive fees or reimburse expenses, through September 30, 2011, so that the Fund’s ordinary operating expenses (excluding certain expenses described below), after giving effect to any balance credits or overdraft charges from the Fund’s custodian, do not exceed the annual rates of 0.80%, 1.55%, 1.55%, 0.51%, 0.70%, 0.80%, 0.55% and 0.55% of the Fund’s average daily net assets attributable to Class A, Class B, Class C, Class I, Class T, Class W, Class Y and Class Z shares, respectively. The following expenses are excluded from the Fund’s ordinary operating expenses when calculating the cap, and therefore will be paid by the Fund: taxes (including foreign transaction taxes), expenses associated with investment in other pooled investment vehicles

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(including exchange traded funds and other affiliated and unaffiliated mutual funds), transaction costs and brokerage commissions, costs related to any securities lending program, dividend expenses associated with securities sold short, inverse floater program fees and expenses, transaction charges and interest on borrowed money, interest, extraordinary expenses and any other expenses the exclusion of which is specifically approved by the Fund’s Board. Effective March 1, 2011, the Investment Manager and certain affiliates have contractually extended this expense reimbursement agreement through July 31, 2012 at the same rates. This agreement may be modified or amended only with approval from all parties.

For the period May 1, 2010 through September 26, 2010, the Investment Manager voluntarily agreed to bear a portion of the Fund’s expenses so that the Fund’s ordinary operating expenses (excluding any distribution and service fees, brokerage commissions, interest, taxes and extraordinary expenses, but including custodian charges relating to overdrafts, if any), after giving effect to any balance credits from the Fund’s custodian, did not exceed 0.55% of the Fund’s average daily net assets on an annualized basis. Prior to May 1, 2010, Columbia voluntarily reimbursed a portion of the Fund’s expenses in the same manner.

Fees Paid to Officers and Trustees

In connection with the Closing, all officers of the Fund are employees of the Investment Manager or its affiliates and, with the exception of the Fund’s Chief Compliance Officer, receive no compensation from the Fund. The Board of Trustees has appointed a Chief Compliance Officer to the Fund in accordance with federal securities regulations. The Fund, along with other affiliated funds, pays its pro-rata share of the expenses associated with the Chief Compliance Officer. The Fund’s expenses for the Chief Compliance Officer will not exceed $15,000 per year. Prior to the Closing, all officers of the Fund were employees of Columbia or its affiliates and the Fund paid its pro-rata share of the expenses for the Chief Compliance Officer under the same fee structure.

Trustees are compensated for their services to the Fund, as set forth on the Statement of Operations. The Trust’s eligible Trustees may participate in a deferred compensation plan which may be terminated at any time. Obligations of the plan will be paid solely out of the Fund’s assets.

Note 4. Custody Credits

The Fund has an agreement with its custodian bank under which custody fees may be reduced by balance credits. These credits are recorded as part of expense reductions on the Statement of Operations. The Fund could have invested a portion of the assets utilized in connection with the expense offset arrangement in an income-producing asset if it had not entered into such an agreement. For the year ended March 31, 2011, these custody credits reduced total expenses by $298 for the Fund.

Note 5. Portfolio Information

The cost of purchases and proceeds from sales of securities, excluding short-term obligations, aggregated $3,277,717,953 and $1,433,157,906, respectively, for the year ended March 31, 2011, of which $1,767,792,935 and $1,032,998,269, respectively, were U.S. Government securities. The cost of purchases and proceeds from sales of securities, $26,560,485 and $72,335,006, respectively, to realign the Fund’s portfolio following the merger are excluded for purposes of calculating the Fund’s portfolio turnover rate.

Note 6. Regulatory Settlements

During the year ended March 31, 2010, the Fund received payments totaling $4,011 resulting from certain regulatory settlements with third parties in which the Fund had participated. The payments have been included in “Increase from regulatory settlements” in the Statement of Changes in Net Assets.

Note 7. Shareholder Concentration

As of March 31, 2011, one shareholder account owned 69.0% of the outstanding shares of the Fund. Purchase and redemption activity of this account may have a significant effect on the operations of the Fund.

Note 8. Line of Credit

Prior to March 28, 2011, the Fund and other affiliated funds participated in a $280,000,000 committed, unsecured revolving line of credit provided by State Street. Effective March 28, 2011, the commitment was reduced to $225,000,000. The maximum amount that may be borrowed by any fund is limited to the lesser of $200,000,000 and the Fund’s borrowing limit set forth in the Fund’s registration statement. Borrowings are available for short-term liquidity or temporary or emergency purposes.

Effective October 14, 2010, interest is charged to each participating fund based on the fund’s borrowings at a rate per annum equal to the greater of the Federal Funds Rate plus 1.25% or the overnight LIBOR Rate plus 1.25%. In addition, a commitment fee of 0.125% per annum is accrued and apportioned among the participating funds pro rata based on their relative net assets.

Prior to October 14, 2010, interest was charged to each participating fund at the same rates. In addition, a commitment fee of 0.15% per

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annum was accrued and apportioned among the participating funds pro rata based on their relative net assets.

For the year ended March 31, 2011, the Fund did not borrow under these arrangements.

Note 9. Federal Tax Information

The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. Reclassifications are made to the Fund’s capital accounts for permanent tax differences to reflect income and gains available for distribution (or available capital loss carryforwards) under income tax regulations.

For the year ended March 31, 2011, permanent book and tax basis differences resulting primarily from differing treatments for distribution reclass and merger related items were identified and reclassified among the components of the Fund’s net assets as follows:

Undistributed Net Investment Income	Accumulated Net Realized Gain	Paid-In Capital
$2,917,051	$(4,801,465)	$1,884,414

Net investment income and net realized gains (losses), as disclosed on the Statement of Operations, and net assets were not affected by this reclassification.

The tax character of distributions paid during the years ended March 31, 2011 and March 31, 2010 was as follows:

	March 31, 2011	March 31, 2010
Distributions paid from:
Ordinary Income*	$39,613,973	$26,334,036
Long-Term Capital Gains	1,833,910	884,218

*	For tax purposes short-term capital gain distributions, if any, are considered ordinary income distributions.

As of March 31, 2011, the components of distributable earnings on a tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Net Unrealized Appreciation*
$1,243,525	$8,836,047	$32,602,885

*	The differences between book-basis and tax-basis net unrealized appreciation are primarily due to deferral of losses from wash sales.

Unrealized appreciation and depreciation at March 31, 2011, based on cost of investments for federal income tax purposes were:

Unrealized appreciation	$71,912,582
Unrealized depreciation	(39,309,697)

Net unrealized appreciation	$32,602,885

Of the capital loss carryforwards attributable to the Fund, $3,196,862, will expire on March 31, 2016, was acquired from the merger with Columbia Core Bond Fund and Columbia Short Intermediate Bond Fund.

Capital loss carryforwards of $942,873 were utilized during the year ended March 31, 2011. Any capital loss carryforwards acquired as part of a merger that are permanently lost due to provisions under the Internal Revenue Code are included as being expired.

Management of the Fund has concluded that there are no significant uncertain tax positions that would require recognition in the financial statements. However, management’s conclusion may be subject to review and adjustment at a later date based on factors including, but not limited to, new tax laws, regulations, and administrative interpretations (including relevant court decisions). The Fund’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.

Note 10. Significant Risks and Contingencies

Asset-Backed Securities Risk

The value of asset-backed securities may be affected by, among other factors, changes in interest rates, the market’s assessment of the quality of underlying assets, the creditworthiness of the servicer for the underlying assets, factors concerning the interests in and structure of the issuer or the originator of the underlying assets, or the creditworthiness or rating of the entities that provide any supporting letters of credit, surety bonds, derivative instruments, or other credit enhancement. The value of asset-backed securities also will be affected by the exhaustion, termination or expiration of any credit enhancement. Most asset-backed securities are subject to prepayment risk, which is the possibility that the underlying debt may be refinanced or prepaid prior to maturity during periods of declining or low interest rates, causing the Fund to have to reinvest the money received in securities that have lower yields. In addition, the impact of prepayments on the value of asset-backed securities may be difficult to predict and may result in greater volatility.

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Columbia Bond Fund

March 31, 2011

Mortgage-Backed Securities Risk

The value of mortgage-backed securities may be affected by, among other things, changes in interest rates, factors concerning the interests in and structure of the issuer or the originator of the mortgages, the creditworthiness of the entities that provide any supporting letters of credit, surety bonds or other credit enhancements or the quality of underlying assets or the market’s assessment thereof. Mortgage-backed securities are subject to prepayment risk, which is the possibility that the underlying mortgage may be refinanced or prepaid prior to maturity during periods of declining or low interest rates, causing the Fund to have to reinvest the money received in securities that have lower yields. In addition, the impact of prepayments on the value of mortgage-backed securities may be difficult to predict and may result in greater volatility.

Note 11. Subsequent Events

Management has evaluated the events and transactions that have occurred through the date the financial statements were issued. Other than as noted below, there were no items requiring adjustment of the financial statements or additional disclosure.

Effective May 16, 2011, the line of credit commitment with State Street was reduced to $150,000,000, and the maximum amount that may be borrowed by any fund was limited to the lesser of $120,000,000 and the Fund’s borrowing limit set forth in the Fund’s registration statement.

Note 12. Information Regarding Pending and Settled Legal Proceedings

In June 2004, an action captioned John E. Gallus et al. v. American Express Financial Corp. and American Express Financial Advisors Inc. was filed in the United States District Court for the District of Arizona. The plaintiffs allege that they are investors in several American Express Company (now known as RiverSource) mutual funds and they purport to bring the action derivatively on behalf of those funds under the Investment Company Act of 1940. The plaintiffs allege that fees allegedly paid to the defendants by the funds for investment advisory and administrative services are excessive. The plaintiffs seek remedies including restitution and rescission of investment advisory and distribution agreements. The plaintiffs voluntarily agreed to transfer this case to the United States District Court for the District of Minnesota (the District Court). In response to defendants’ motion to dismiss the complaint, the District Court dismissed one of plaintiffs’ four claims and granted plaintiffs limited discovery. Defendants moved for summary judgment in April 2007. Summary judgment was granted in the defendants’ favor on July 9, 2007. The plaintiffs filed a notice of appeal with the Eighth Circuit Court of Appeals (the Eighth Circuit) on August 8, 2007. On April 8, 2009, the Eighth Circuit reversed summary judgment and remanded to the District Court for further proceedings. On August 6, 2009, defendants filed a writ of certiorari with the U.S. Supreme Court (the Supreme Court), asking the Supreme Court to stay the District Court proceedings while the Supreme Court considers and rules in a case captioned Jones v. Harris Associates, which involves issues of law similar to those presented in the Gallus case. On March 30, 2010, the Supreme Court issued its ruling in Jones v. Harris Associates, and on April 5, 2010, the Supreme Court vacated the Eighth Circuit’s decision in the Gallus case and remanded the case to the Eighth Circuit for further consideration in light of the Supreme Court’s decision in Jones v. Harris Associates. On June 4, 2010, the Eighth Circuit remanded the Gallus case to the District Court for further consideration in light of the Supreme Court’s decision in Jones v. Harris Associates. On December 9, 2010, the District Court reinstated its July 9, 2007 summary judgment order in favor of the defendants. On January 10, 2011 plaintiffs filed a notice of appeal with the Eighth Circuit.

In December 2005, without admitting or denying the allegations, American Express Financial Corporation (AEFC, which is now known as Ameriprise Financial, Inc. (Ameriprise Financial)), entered into settlement agreements with the Securities and Exchange Commission (SEC) and Minnesota Department of Commerce (MDOC) related to market timing activities. As a result, AEFC was censured and ordered to cease and desist from committing or causing any violations of certain provisions of the Investment Advisers Act of 1940, the Investment Company Act of 1940, and various Minnesota laws. AEFC agreed to pay disgorgement of $10 million and civil money penalties of $7 million. AEFC also agreed to retain an independent distribution consultant to assist in developing a plan for distribution of all disgorgement and civil penalties ordered by the SEC in accordance with various undertakings detailed at http://www.sec.gov/litigation/admin/ia-2451.pdf. Ameriprise Financial and its affiliates have cooperated with the SEC and the MDOC in these legal proceedings, and have made regular reports to the RiverSource, Seligman and Threadneedle funds’ Boards of Directors/Trustees.

Ameriprise Financial and certain of its affiliates have historically been involved in a number of legal, arbitration and regulatory proceedings, including routine litigation, class actions, and governmental actions, concerning matters arising in connection with the conduct of their business activities. Ameriprise Financial

42

Columbia Bond Fund

March 31, 2011

believes that the Funds are not currently the subject of, and that neither Ameriprise Financial nor any of its affiliates are the subject of, any pending legal, arbitration or regulatory proceedings that are likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds. Ameriprise Financial is required to make 10-Q, 10-K and, as necessary, 8-K filings with the Securities and Exchange Commission on legal and regulatory matters that relate to Ameriprise Financial and its affiliates. Copies of these filings may be obtained by accessing the SEC website at www.sec.gov.

There can be no assurance that these matters, or the adverse publicity associated with them, will not result in increased fund redemptions, reduced sale of fund shares or other adverse consequences to the Funds. Further, although we believe proceedings are not likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds, these proceedings are subject to uncertainties and, as such, we are unable to estimate the possible loss or range of loss that may result. An adverse outcome in one or more of these proceedings could result in adverse judgments, settlements, fines, penalties or other relief that could have a material adverse effect on the consolidated financial condition or results of operations of Ameriprise Financial.

In June 2004, an action captioned John E. Gallus et al. v. American Express Financial Corp. and American Express Financial Advisors Inc. was filed in the United States District Court for the District of Arizona. The plaintiffs allege that they are investors in several American Express Company (now known as RiverSource) mutual funds and they purport to bring the action derivatively on behalf of those funds under the Investment Company Act of 1940. The plaintiffs allege that fees allegedly paid to the defendants by the funds for investment advisory and administrative services are excessive. The plaintiffs seek remedies including restitution and rescission of investment advisory and distribution agreements. The plaintiffs voluntarily agreed to transfer this case to the United States District Court for the District of Minnesota (the District Court). In response to defendants’ motion to dismiss the complaint, the District Court dismissed one of plaintiffs’ four claims and granted plaintiffs limited discovery. Defendants moved for summary judgment in April 2007. Summary judgment was granted in the defendants’ favor on July 9, 2007. The plaintiffs filed a notice of appeal with the Eighth Circuit Court of Appeals (the Eighth Circuit) on August 8, 2007. On April 8, 2009, the Eighth Circuit reversed summary judgment and remanded to the District Court for further proceedings. On August 6, 2009, defendants filed a writ of certiorari with the U.S. Supreme Court (the Supreme Court), asking the Supreme Court to stay the District Court proceedings while the Supreme Court considers and rules in a case captioned Jones v. Harris Associates, which involves issues of law similar to those presented in the Gallus case. On March 30, 2010, the Supreme Court issued its ruling in Jones v. Harris Associates, and on April 5, 2010, the Supreme Court vacated the Eighth Circuit’s decision in the Gallus case and remanded the case to the Eighth Circuit for further consideration in light of the Supreme Court’s decision in Jones v. Harris Associates. On June 4, 2010, the Eighth Circuit remanded the Gallus case to the District Court for further consideration in light of the Supreme Court’s decision in Jones v. Harris Associates. On December 9, 2010, the District Court reinstated its July 9, 2007 summary judgment order in favor of the defendants. On January 10, 2011, plaintiffs filed a notice of appeal with the Eighth Circuit.

In December 2005, without admitting or denying the allegations, American Express Financial Corporation (AEFC, which is now known as Ameriprise Financial, Inc. (Ameriprise Financial), entered into settlement agreements with the Securities and Exchange Commission (SEC) and Minnesota Department of Commerce (MDOC) related to market timing activities. As a result, AEFC was censured and ordered to cease and desist from committing or causing any violations of certain provisions of the Investment Advisers Act of 1940, the Investment Company Act of 1940, and various Minnesota laws. AEFC agreed to pay disgorgement of $10 million and civil money penalties of $7 million. AEFC also agreed to retain an independent distribution consultant to assist in developing a plan for distribution of all disgorgement and civil penalties ordered by the SEC in accordance with various undertakings detailed at http://www.sec.gov/litigation/admin/ia-2451.pdf. Ameriprise Financial and its affiliates have cooperated with the SEC and the MDOC in these legal proceedings, and have made regular reports to the RiverSource, Seligman and Threadneedle funds’ Boards of Directors/Trustees.

Ameriprise Financial and certain of its affiliates have historically been involved in a number of legal, arbitration and regulatory proceedings, including routine litigation, class actions, and governmental actions, concerning matters arising in connection with the conduct of their business activities. Ameriprise Financial believes that the Funds are not currently the subject of, and that neither Ameriprise Financial nor any of its affiliates are the subject of, any pending legal, arbitration or regulatory proceedings that are likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds. Ameriprise Financial is required to make 10-Q,

43

Columbia Bond Fund

March 31, 2011

10-K and, as necessary, 8-K filings with the Securities and Exchange Commission on legal and regulatory matters that relate to Ameriprise Financial and its affiliates. Copies of these filings may be obtained by accessing the SEC website at www.sec.gov.

There can be no assurance that these matters, or the adverse publicity associated with them, will not result in increased fund redemptions, reduced sale of fund shares or other adverse consequences to the Funds. Further, although we believe proceedings are not likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds, these proceedings are subject to uncertainties and, as such, we are unable to estimate the possible loss or range of loss that may result. An adverse outcome in one or more of these proceedings could result in adverse judgments, settlements, fines, penalties or other relief that could have a material adverse effect on the consolidated financial condition or results of operations of Ameriprise Financial.

Note 13. Fund Merger

At the close of business on March 11, 2011, Columbia Bond Fund acquired the assets and assumed the identified liabilities of Columbia Core Bond Fund and Columbia Short-Intermediate Bond Fund. The reorganization was completed after shareholders approved the plan on February 15, 2011. The purpose of the transaction was to combine two funds managed by the Investment Manager with comparable investment objectives and strategies.

The aggregate net assets of Columbia Bond Fund immediately before the acquisition were $737,515,241 and the combined net assets immediately after the acquisition was $2,654,074,590.

The merger was accomplished by a tax-free exchange of 146,676,981 shares and 41,410,121 shares of Columbia Core Bond Fund and Columbia Short-Intermediate Bond Fund valued at $1,609,982,935 and $306,576,914, respectively.

In exchange for Columbia Core Bond Fund and Columbia Short- Intermediate Bond Fund shares and net assets, Columbia Bond Fund issued the following number of shares:

Shares
Class A	6,825,239
Class B	605,596
Class C	1,214,993
Class T	1,776,589
Class Z	196,357,315

For financial reporting purposes, net assets received and shares issued by Columbia Bond Fund were recorded at fair value; however, Columbia Core Bond Fund and Columbia Short- Intermediate Bond Fund’s cost of investments was carried forward to align ongoing reporting of Columbia Bond Fund’s realized and unrealized gains and losses with amounts distributable to shareholders for tax purposes.

The financial statements reflect the operations of Columbia Bond Fund for the period prior to the merger and the combined fund for the period subsequent to the merger. Because the combined investment portfolios have been managed as a single integrated portfolio since the merger was completed, it is not practicable to separate the amounts of revenue and earnings of Columbia Core Bond Fund and Columbia Short-Intermediate Bond Fund that have been included in the combined Fund’s Statement of Operations since the merger was completed.

Assuming the merger had been completed on April 1, 2010, the Fund’s pro-forma net investment income (loss), net gain (loss) on investments, net change in unrealized appreciation (depreciation) and net increase in net assets from operations for the year ended March 31, 2011 would have been approximately $92.6 million, $55.0 million, ($21.8 million) and $125.8 million, respectively.

44

Report of Independent Registered Public Accounting Firm

To the Trustees of Columbia Funds Series Trust I and the Shareholders of Columbia Bond Fund

In our opinion, the accompanying statement of assets and liabilities, including the investment portfolio, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Columbia Bond Fund (the “Fund”) (a series of Columbia Funds Series Trust I) at March 31, 2011, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at March 31, 2011 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Boston, Massachusetts

May 20, 2011

45

Federal Income Tax Information (Unaudited) – Columbia Bond Fund

The Fund hereby designates as a capital gain dividend with respect to the fiscal year ended March 31, 2011, $11,203,452, or, if subsequently determined to be different, the net capital gain of such year.

46

Fund Governance

The Trustees serve terms of indefinite duration. The names, addresses and birth years of the Trustees and Officers of the Funds in the Columbia Funds Series Trust I, the year each was first elected or appointed to office, their principal business occupations during at least the last five years, the number of Funds overseen by each Trustee and other directorships they hold are shown below. Each officer listed below serves as an officer of each Fund in the Columbia Funds Series Trust I.

Independent Trustees

Name, Address and Year of Birth, Position with Funds, Year First Elected or Appointed to Office	Principal Occupation(s) During Past Five Years, Number of Funds in Columbia Funds Complex Overseen by Trustee, Other Directorships Held

John D. Collins (born 1938)
c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Boston, MA 02110 Trustee (since 2005)

Retired. Consultant, KPMG, LLP (accounting and tax firm) from July 1999 to June 2000; Partner, KPMG, LLP from March 1962 to June 1999. Oversees 46; Mrs. Fields

Original Cookies, Inc. (consumer products); Suburban Propane Partners, L.P.; and Montpelier Re (insurance underwriting firm)

Rodman L. Drake (born 1943)
c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Boston, MA 02110 Trustee (since 1994) and Chairman of the Board (since 2009)	Independent consultant since 2010; Co-Founder of Baringo Capital LLC (private equity) from 1997 to 2008; CEO of Crystal River Capital, Inc. (real estate investment trust) from 2003 to 2010; Oversees 46; Jackson Hewitt Tax Service Inc. (tax preparation services); Celgene Corporation (global biotechnology company); Student Loan Corporation (student loan provider); Crystal River Capital, Inc. from 2005 to 2010; Parsons Brinckerhoff from 1995 to 2008; the Helios Funds (closed-end funds); and Apex Silver Mines Ltd. from 2007 to 2009

Douglas A. Hacker (born 1955)
c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Boston, MA 02110 Trustee (since 1996)	Independent business executive since May 2006; Executive Vice President–Strategy of United Airlines (airline) from December 2002 to May 2006; President of UAL Loyalty Services (airline marketing company) from September 2001 to December 2002; Executive Vice President and Chief Financial Officer of United Airlines from July 1999 to September 2001. Oversees 46; Nash Finch Company (food distributor); Aircastle Limited (aircraft leasing); and SeaCube Container Leasing Ltd (container leasing)

Janet Langford Kelly (born 1957)
c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Boston, MA 02110 Trustee (since 1996)	Senior Vice President, General Counsel and Corporate Secretary, ConocoPhillips (integrated energy company) since September 2007; Deputy General Counsel–Corporate Legal Services, ConocoPhillips from August 2006 to August 2007; Partner, Zelle, Hofmann, Voelbel, Mason & Gette LLP (law firm) from March 2005 to July 2006; Adjunct Professor of Law, Northwestern University, from September 2004 to June 2006; Director, UAL Corporation (airline) from February 2006 to July 2006; Oversees 46; None

William E. Mayer (born 1940)
c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Boston, MA 02110 Trustee (since 1994)	Partner, Park Avenue Equity Partners (private equity) since February 1999; Dean and Professor, College of Business and Management, University of Maryland from 1992 to 1996. Oversees 46; DynaVox Inc. (software developer); Lee Enterprises (print media), WR Hambrecht + Co. (financial service provider); BlackRock Kelso Capital Corporation (investment company)

47

Fund Governance (continued)

Independent Trustees (continued)

Name, Address and Year of Birth, Position with Funds, Year First Elected or Appointed to Office	Principal Occupation(s) During Past Five Years, Number of Funds in Columbia Funds Complex Overseen by Trustee, Other Directorships Held

David M. Moffett (born 1952)
c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Boston, MA 02110 Trustee (since 2011)	Retired. Chief Executive Officer, Federal Home Loan Mortgage Corporation, from 2008 to 2009; Senior Adviser, Global Financial Services Group, Carlyle Group, Inc., from 2007 to 2008; Vice Chairman and Chief Financial Officer, U.S. Bancorp, from 1993 to 2007. Oversees 46; CIT Group Inc. (commercial and consumer finance), eBay Inc. (online trading community), MBIA Corp (financial service provider), E.W. Scripps Co. (print and television media), Building Materials Holding Corp. (building materials and construction services), and University of Oklahoma Foundation.

Charles R. Nelson (born 1942)
c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Boston, MA 02110 Trustee (since 1981)	Professor of Economics, University of Washington, since January 1976; Ford and Louisa Van Voorhis Professor of Political Economy, University of Washington, since September 1993; Adjunct Professor of Statistics, University of Washington, since September 1980; Associate Editor, Journal of Money Credit and Banking, 1993-2008; Consultant on econometric and statistical matters. Oversees 46; None

John J. Neuhauser (born 1943)
c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Boston, MA 02110 Trustee (since 1984)	President, Saint Michael’s College, since August 2007; Director or Trustee of several non-profit organization, including Fletcher Allen Health Care, Inc.; University Professor, Boston College from November 2005 to August 2007; Academic Vice President and Dean of Faculties, Boston College from August 1999 to October 2005. Oversees 46; Liberty All-Star Equity Fund and Liberty All-Star Growth Fund, Inc. (closed-end funds)

Jonathan Piel (born 1938)
c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Boston, MA 02110 Trustee (since 1994)	Cable television producer and website designer; The Editor, Scientific American from 1984 to 1994; Vice President, Scientific American, Inc., from 1984 to 1994; Member, Advisory Board, Stone Age Institute, Bloomington, Indiana (research institute that explores the effect of technology on human evolution); Member, Board of Directors of the National Institute of Social Sciences, New York City; Member, Board of Trustees of the William Alanson White Institute, New York City (institution for training psychoanalysts); and Member, Advisory Board, Mount Sinai Children’s Environmental Health Center, New York. Oversees 46; None

Patrick J. Simpson (born 1944)
c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Boston, MA 02110 Trustee (since 2000)	Partner, Perkins Coie LLP (law firm). Oversees 46; None

Anne-Lee Verville (born 1945)
c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Boston, MA 02110 Trustee (since 1998)	Retired since 1997 (formerly General Manager–Global Education Industry from 1994 to 1997, President–Application Systems Division from 1991 to 1994, Chief Financial Officer–US Marketing & Services from 1988 to 1991, and Chief Information Officer from 1987 to 1988, IBM Corporation (computer and technology)). Oversees 46; Enesco Group, Inc. (producer of giftware and home and garden decor products) from 2001 to 2006

48

Fund Governance (continued)

Interested Trustee

Name, Address and Year of Birth, Position with Funds, Year First Elected or Appointed to Office	Principal Occupation(s) During Past Five Years, Number of Funds in Columbia Funds Complex Overseen by Trustee, Other Directorships Held

Michael A. Jones (born 1959)
c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Boston, MA 02110 Trustee (since 2011) Senior Vice President (since 2010)	President and Director, Columbia Management Investment Advisers, LLC since May 2010; President and Director, Columbia Management Investment Distributors, Inc. since May 2010; Manager, Chairman, Chief Executive Officer and President, Columbia Management Advisors, LLC from 2007 to April 2010; Chief Executive Officer, President and Director, Columbia Management Distributors, Inc. from November 2006 to April 2010; previously, co-president and senior managing director at Robeco Investment Management. Oversees 46; None

The Statement of Additional Information includes additional information about the Trustees of the Funds and is available, without charge, upon request by calling 1-800-345-6611.

49

Fund Governance (continued)

Officers

Name, Year of Birth and Address	Principal Occupation(s) During the Past Five Years

J. Kevin Connaughton (born 1964)
225 Franklin Street Boston, MA 02110 President (since 2009)	Senior Vice President and General Manager–Mutual Fund Products, Columbia Management Investment Advisers, LLC since May 2010; President, Columbia Funds, since 2009, and RiverSource Funds, since May 2010 (previously Senior Vice President and Chief Financial Officer, Columbia Funds, from June 2008 to January 2009, Treasurer, Columbia Funds, from October 2003 to May 2008, and senior officer of various other affiliated funds since 2000); Managing Director, Columbia Management Advisors, LLC from December 2004 to April 2010.

Michael G. Clarke (born 1969)
225 Franklin Street Boston, MA 02110 Treasurer (since 2011) and Chief Financial Officer (since 2009)	Vice President, Columbia Management Investment Advisers, LLC since May 2010; Managing Director of Fund Administration, Columbia Management Advisors, LLC, from September 2004 to April 2010; senior officer of Columbia Funds and affiliated funds since 2002.

Scott R. Plummer (born 1959)
5228 Ameriprise Financial Center Minneapolis, MN 55474 Senior Vice President, Secretary and Chief Legal Officer (since 2010)	Chief Legal Officer and Assistant Secretary, Columbia Management Investment Advisers, LLC since June 2005; Vice President and Lead Chief Counsel–Asset Management, Ameriprise Financial, Inc. since May 2010 (previously Vice President and Chief Counsel–Asset Management, from 2005 to April 2010, and Vice President–Asset Management Compliance from 2004 to 2005); Vice President, Chief Counsel and Assistant Secretary, Columbia Management Investment Distributors, Inc. since 2008; Vice President, General Counsel and Secretary, Ameriprise Certificate Company since 2005; Chief Counsel, RiverSource Distributors, Inc. since 2006; Vice President, General Counsel and Secretary, RiverSource Funds, since December 2006; Senior Vice President, Secretary and Chief Legal Officer, Columbia Funds, since May 2010.

Linda J. Wondrack (born 1964)
225 Franklin Street Boston, MA 02110 Senior Vice President and Chief Compliance Officer (since 2007)	Vice President and Chief Compliance Officer, Columbia Management Investment Advisers, LLC since May 2010; Chief Compliance Officer, Columbia Funds, since 2007, and RiverSource Funds, since May 2010; Director (Columbia Management Group, LLC and Investment Product Group Compliance), Bank of America, from June 2005 to April 2010; Director of Corporate Compliance and Conflicts Officer of MFS Investment Management (investment management) from August 2004 to May 2005.

William F. Truscott (born 1960)
53600 Ameriprise Financial Center Minneapolis, MN 55474 Senior Vice President (since 2010)	Chairman of the Board, Columbia Management Investment Advisers, LLC since May 2010 (previously President, Chairman of the Board and Chief Investment Officer, from 2001 to April 2010); Chief Executive Officer, U.S. Asset Management & President, Annuities, Ameriprise Financial, Inc. since May 2010 (previously President–U.S. Asset Management and Chief Investment Officer from 2005 to April 2010, and Senior Vice President–Chief Investment Officer, from 2001 to 2005); Director, President and Chief Executive Officer, Ameriprise Certificate Company since 2006; Director, Columbia Management Investment Distributors, Inc. since May 2010 (previously Chairman of the Board and Chief Executive Officer from 2008 to April 2010); Chairman of the Board and Chief Executive Officer, RiverSource Distributors, Inc. since 2006.

50

Fund Governance (continued)

Officers (continued)

Name, Year of Birth and Address	Principal Occupation(s) During the Past Five Years

Colin Moore (born 1958)
225 Franklin Street Boston, MA 02110 Senior Vice President (since 2010)	Director and Chief Investment Officer, Columbia Management Investment Advisers, LLC since May 2010; Manager, Managing Director and Chief Investment Officer of Columbia Management Advisors, LLC from 2007 to April 2010; Head of Equities, Columbia Management Advisors, LLC from 2002 to 2007.

Amy Johnson (born 1965)
5228 Ameriprise Financial Center Minneapolis, MN 55474 Vice President (since 2010)	Senior Vice President and Chief Operating Officer, Columbia Management Investment Advisers, LLC since May 2010 (previously Chief Administrative Officer, from 2009 until April 2010, Vice President–Asset Management and Trust Company Services, from 2006 to 2009, and Vice President–Operations and Compliance from 2004 to 2006).

Joseph F. DiMaria (born 1968)
225 Franklin Street Boston, MA 02110 Vice President (since 2011) and Chief Accounting Officer (since 2008)	Vice President, Mutual Fund Administration, Columbia Management Investment Advisers, LLC, since May 2010; Director of Fund Administration, Columbia Management Advisors, LLC from January 2006 to April 2010; Head of Tax/Compliance and Assistant Treasurer, Columbia Management Advisors, LLC, from November 2004 to December 2005.

Paul D. Pearson (born 1956)
5228 Ameriprise Financial Center Minneapolis, MN 55474 Vice President and Assistant Treasurer (since 2011)	Vice President, Investment Accounting, Columbia Management Investment Advisers, LLC, since May 2010; Vice President, Managed Assets, Investment Accounting, Ameriprise Financial Corporation.

Paul B. Goucher (born 1968)
5228 Ameriprise Financial Center Minneapolis, MN 55474 Vice President and Assistant Treasurer (since 2010)	Vice President and Chief Counsel of Ameriprise Financial since January 2010 (formerly Vice President and Group Counsel from November 2008 to January 2010); Director, Managing Director and General Counsel of J. & W. Seligman & Co. Incorporated (Seligman) from July 2008 to November 2008 and Managing Director and Associate General Counsel of Seligman from January 2005 to July 2008.

Christopher O. Petersen (born 1970)
5228 Ameriprise Financial Center Minneapolis, MN 55474 Vice President and Assistant Treasurer (since 2010)	Vice President and Chief Counsel, Ameriprise Financial since January 2010 (formerly Vice President and Group Counsel or Counsel from April 2004 to January 2010); Assistant Secretary of RiverSource Funds since January 2007.

Michael E. DeFao (born 1968)
5228 Ameriprise Financial Center Minneapolis, MN 55474 Vice President and Assistant Treasurer (since 2011)	Vice President and Chief Counsel, Ameriprise Financial since May 2010; Associate General Counsel Bank of America from June 2005 to April 2010

Stephen T. Welsh (born 1957)
225 Franklin Street Boston, MA 02110 Vice President (since 2006)	President and Director, Columbia Management Investment Services Corp. since May 2010; President and Director, Columbia Management Services, Inc. from July 2004 to April 2010; Managing Director, Columbia Management Distributors, Inc. from August 2007 to April 2010.

51

Shareholder Meeting Results

At a Joint Special Meeting of Shareholders held on February 15, 2011, shareholders of the Fund considered a proposal to approve a proposed amendment to the Investment Management Services Agreement with Columbia Management Investment Advisers, LLC. The proposal was approved as follows:

Votes For	Votes Against	Abstentions	Broker Non-Votes
580,304,573	2,412,630	2,209,594	0

52

Important Information About This Report

The fund mails one shareholder report to each shareholder address. If you would like more than one report, please call shareholder services at 1-800-345-6611 and additional reports will be sent to you. This report has been prepared for shareholders of Columbia Bond Fund.

A description of the policies and procedures that the fund uses to determine how to vote proxies and a copy of the fund’s voting records are available (i) at www.columbiamanagement.com, (ii) on the Securities and Exchange Commission’s website at www.sec.gov, and (iii) without charge, upon request, by calling 1-800-368-0346. Information regarding how the fund voted proxies relating to portfolio securities during the 12-month period ended June 30 is available from the SEC’s website. Information regarding how the fund voted proxies relating to portfolio securities is also available from the fund’s website, www.columbiamanagement.com.

The fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The fund’s Form N-Q is available on the SEC’s website at www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling
1-800-SEC-0330.

Transfer Agent

Columbia Management Investment Services Corp.

P.O. Box 8081

Boston, MA 02266-8081

1-800-345-6611

Distributor

Columbia Management Investment

Distributors, Inc.

225 Franklin Street

Boston, MA 02110

Investment Manager

Columbia Management Investment Advisers, LLC

225 Franklin Street

Boston, MA 02110

53

Columbia Bond Fund

P.O. Box 8081

Boston, MA 02266-8081

columbiamanagement.com

This information is for use with concurrent or prior delivery of a fund prospectus. Investors should consider the investment objectives, risks, charges and expenses of a mutual fund carefully before investing. For a free prospectus, which contains this and other important information about the funds, visit columbiamanagement.com. Read the prospectus carefully before investing. The Fund is distributed by Columbia Management Investment Distributors, Inc., member FINRA, and managed by Columbia Management Investment Advisers, LLC.

©2011 Columbia Management Investment Advisers, LLC. All rights reserved.

C-1176 A (05/11)

Columbia Emerging Markets Fund

Annual Report for the Period Ended March 31, 2011

The views expressed in this report reflect the current views of the respective parties. These views are not guarantees of future performance and involve certain risks, uncertainties and assumptions that are difficult to predict, so actual outcomes and results may differ significantly from the views expressed. These views are subject to change at any time based upon economic, market or other conditions and the respective parties disclaim any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Columbia Fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any particular Columbia Fund. References to specific securities should not be construed as a recommendation or investment advice.

President’s Message

Dear Shareholder:

The Columbia Management story began over 100 years ago, and today, we are one of the nation’s largest dedicated asset managers. The recent acquisition by Ameriprise Financial, Inc. brings together the talents, resources and capabilities of Columbia Management with those of RiverSource Investments, Threadneedle (acquired by Ameriprise in 2003) and Seligman Investments (acquired by Ameriprise in 2008) to build a best-in-class asset management business that we believe is truly greater than its parts.

RiverSource Investments traces its roots to 1894 when its then newly-founded predecessor, Investors Syndicate, offered a face-amount savings certificate that gave small investors the opportunity to build a safe and secure fund for retirement, education or other special needs. A mutual fund pioneer, Investors Syndicate launched Investors Mutual Fund in 1940. In the decades that followed, its mutual fund products and services lineup grew to include a full spectrum of styles and specialties. More than 110 years later, RiverSource continues to be a trusted financial products leader.

Threadneedle, a leader in global asset management and one of Europe’s largest asset managers, offers sophisticated international experience from a dedicated U.K. management team. Headquartered in London, it is named for Threadneedle Street in the heart of the city’s financial district, where British investors pioneered international and global investing. Threadneedle was acquired in 2003 and today operates as an affiliate of Columbia Management.

Seligman Investments’ beginnings date back to the establishment of the investment firm J. & W. Seligman & Co. in 1864. In the years that followed, Seligman played a major role in the geographical expansion and industrial development of the United States. In 1874, President Ulysses S. Grant named Seligman as fiscal agent for the U.S. Navy — an appointment that would last through World War I. Seligman helped finance the westward path of the railroads and the building of the Panama Canal. The firm organized its first investment company in 1929 and began managing its first mutual fund in 1930. In 2008, J. & W. Seligman & Co. Incorporated was acquired and Seligman Investments became an offering brand of RiverSource Investments, LLC.

We are proud of the rich and distinctive history of these firms, the strength and breadth of products and services they offer, and the combined cultures of pioneering spirit and forward thinking. Together we are committed to providing more for our shareholders than ever before.

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A singular focus on our shareholders. Our business is asset management, so investors are our first priority. We dedicate our resources to identifying timely investment opportunities and provide a comprehensive choice of equity, fixed-income and alternative investments to help meet your individual needs.

■

First-class research and thought leadership. We are dedicated to helping you take advantage of today’s opportunities and anticipate tomorrow’s. We stay abreast of the latest investment trends and ideas, using our collective insight to evaluate events and transform them into solutions you can use.

■

A disciplined investment approach. We aren’t distracted by passing fads. Our teams adhere to a rigorous investment process that helps ensure the integrity of our products and enables you and your financial advisor to match our solutions to your objectives with confidence.

When you choose Columbia Management, you can be confident that we will take the time to understand your needs and help you and your financial advisor identify the solutions that are right for you. Because at Columbia Management, we don’t consider ourselves successful unless you are.

Sincerely,

J. Kevin Connaughton

President, Columbia Funds

Investors should consider the investment objectives, risks, charges and expenses of a mutual fund carefully before investing. For a free prospectus, which contains this and other important information about the funds, visit www.columbiamanagement.com. The prospectus should be read carefully before investing.

Columbia Funds are distributed by Columbia Management Investment Distributors, Inc., member FINRA, and managed by Columbia Management Investment Advisers, LLC.

© 2011 Columbia Management Investment Advisers, LLC. All rights reserved.

Fund Profile – Columbia Emerging Markets Fund

Summary

■	For the 12-month period that ended March 31, 2011, the fund’s Class A shares returned 16.74% without sales charge.

■

The fund’s results lagged the return of the MSCI Emerging Markets Index (Net),[1] while substantially outpacing the return of the MSCI EAFE Index (Net).[2] The fund’s return was slightly higher than the average return of funds in the Lipper Emerging Markets Funds Classification.[3]

■

The fund had less exposure than the MSCI Emerging Markets Index (Net) to the export nations of Taiwan and South Korea, which hampered relative return. Good security selection in China and Southeast Asia, as well as in health care stocks, aided performance.

Portfolio Management

Dara J. White, lead manager, has co-managed the fund since 2008 and has been associated with the fund’s adviser or the fund’s previous adviser or its predecessors since 2006.

Jasmine (Weili) Huang has co-managed the fund since 2008 and has been associated with the fund’s adviser or the fund’s previous adviser or its predecessors since 2003.

Robert B. Cameron has co-managed the fund since 2008 and has been associated with the fund’s adviser or the fund’s previous adviser or its predecessors since 2008.

[1]

The Morgan Stanley Capital International Emerging Markets (MSCI EM) Index (Net) is a free float-adjusted market capitalization index that is designed to measure equity market performance of emerging markets. As of December 31, 2010, the MSCI EM Index (Net) consisted of the following 21 emerging market country indices: Brazil, Chile, China, Colombia, Czech Republic, Egypt, Hungary, India, Indonesia, Korea, Malaysia, Mexico, Morocco, Peru, Philippines, Poland, Russia, South Africa, Taiwan, Thailand and Turkey.

[2]

The Morgan Stanley Capital International Europe, Australasia, Far East (MSCI EAFE) Index (Net) is a free float-adjusted market capitalization index that is designed to measure the equity market performance of developed markets, excluding the U.S. & Canada. As of December 31, 2010, the MSCI EAFE Index (Net) consisted of the following 22 developed market country indices: Australia, Austria, Belgium, Denmark, Finland, France, Germany, Greece, Hong Kong, Ireland, Israel, Italy, Japan, the Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland and the United Kingdom.

[3]

Lipper Inc., a widely respected data provider in the industry, calculates an average total return (assuming reinvestment of distributions) for mutual funds with investment objectives similar to those of the fund. Lipper makes no adjustment for the effect of sales loads.

Indices are not available for investment, are not professionally managed and do not reflect sales charges, fees, brokerage commissions, taxes or other expenses of investing. Securities in the fund may not match those in an index.

Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. Please visit www.columbiamanagement.com for daily and most recent month-end performance updates.

Summary

1-year return as of 03/31/11

+16.74% Class A shares (without sales charge)

+18.46% MSCI Emerging Markets Index (Net)

+10.42% MSCI EAFE Index (Net)

Morningstar Style BoxTM

Equity Style

The Morningstar Style BoxTM is based on the fund’s portfolio holdings. For equity funds, the vertical axis shows the market capitalization of the stocks owned, and the horizontal axis shows investment style (value, blend, or growth). Information shown is based on the most recent data provided by Morningstar.

© 2011 Morningstar, Inc. All rights reserved. The Morningstar information contained herein: (1) is proprietary to Morningstar and/or its content providers; (2) may not be copied or distributed; and (3) is not warranted to be accurate, complete or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of this information.

1

Economic Update – Columbia Emerging Markets Fund

As the world shed concerns that key economies might lapse back into recession, the World Bank reported that global gross domestic product (GDP) rose 3.9% in 2010. The improvement over 2009 was more notable in high-income developed economies than in emerging-market countries, which had less ground to make up. Emerging market countries expanded by an estimated 7%, contributing nearly half of all global growth in 2010. This two-speed global recovery is likely to result in slower growth in 2011, but global growth should remain solid at 3.3% to 3.6%.1

Robust expansion continues

Emerging markets led the global economy in 2010 and that robust expansion continues into 2011, led by China and India. Labor markets are healthy, income is rising and confidence runs high across most emerging markets. Higher oil prices pose a downside risk to the current expansion in oil-importing emerging economies, because it could erode demand for exports and increase the risk of inflation. However, if growth exceeds expectations in the United States or Europe, the picture gets even better for most emerging markets.

Inflation a growing worry

As demand picked up and commodity prices began to rise across the globe, inflation has become a growing worry in both fast-growing emerging markets and slower-growth developed countries. In developed market economies, inflation is generally an external force, resulting from higher commodity prices, especially for food and energy. In emerging markets, excess demand is driving inflation concerns and policymakers have begun to shift their focus from stimulating growth to taming inflation. However, rising food prices are also a problem in emerging market economies since food accounts for a greater percentage of household budgets than it does in more developed areas of the world.

Developing economies around the world are battling inflation with higher interest rates. The People’s Bank of China has raised the official cost of credit, including mortgage rates, three times over the past six months. Rates are also on the rise in Brazil, Russia and India.

Stocks stall, then pick up steam

Despite a period of volatility in the summer of 2010, as the world sought to digest a mounting debt crisis within euro zone countries, and a late March 2011 setback in the aftermath of Japan’s catastrophes, it was a decent year for stock markets around the world. The U.S. stock market returned 15.65% for the 12-month period, as measured by the S&P 500 Index.2 The MSCI EAFE Index (Net),3 a broad gauge of stock market performance in foreign developed markets, gained 10.42% (net of dividends, in U.S. dollars) for the period. Although the European Union took steps early in the year to rein in debt problems in Greece, Ireland and Spain, recent revelations that Portugal may also need a bailout hampered returns from European markets. The impact of the earthquake, tsunami and nuclear power plant debacle took a significant bite out of Japan’s returns in March, and Japan is a major component of the index. Emerging markets remained resilient, despite mounting fears about rising inflation. The MSCI Emerging Markets Index (Net)4 returned 18.46% (in U.S. dollars), led by strong performances from Eastern European markets.

Past performance is no guarantee of future results.

[1]	World Bank estimates, January 12, 2011.

[2]	The Standard & Poor’s (S&P) 500 Index tracks the performance of 500 widely held, large-capitalization U.S. stocks.

[3]

The Morgan Stanley Capital International Europe, Australasia, Far East (MSCI EAFE) Index (Net) is a free float-adjusted market capitalization index that is designed to measure the equity market performance of developed markets, excluding the U.S. & Canada. As of December 31, 2010, the MSCI EAFE Index (Net) consisted of the following 22 developed market country indices: Australia, Austria, Belgium, Denmark, Finland, France, Germany, Greece, Hong Kong, Ireland, Israel, Italy, Japan, the Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland and the United Kingdom.

[4]

The Morgan Stanley Capital International Emerging Markets (MSCI EM) Index (Net) is a free float-adjusted market capitalization index that is designed to measure equity market performance of emerging markets. As of December 31, 2010, the MSCI EM Index (Net) consisted of the following 21 emerging market country indices: Brazil, Chile, China, Colombia, Czech Republic, Egypt, Hungary, India, Indonesia, Korea, Malaysia, Mexico, Morocco, Peru, Philippines, Poland, Russia, South Africa, Taiwan, Thailand and Turkey.

Indices are not available for investment, are not professionally managed and do not reflect sales charges, fees, brokerage commissions, taxes or other expenses of investing. Securities in the fund may not match those in an index.

Summary

For the 12-month period that ended March 31, 2011

■	Despite intermittent volatility, stock markets around the world gained ground, as measured by the MSCI EAFE Index (Net) and the MSCI Emerging Markets Index (Net).

MSCI EAFE Index	MSCI EM Index

10.42%	18.46%

2

Performance Information – Columbia Emerging Markets Fund

Performance of a $10,000 investment 04/01/01 – 03/31/11

The chart above shows the change in value of a hypothetical $10,000 investment in Class A shares of Columbia Emerging Markets Fund during the stated time period, and does not reflect the deduction of taxes that a shareholder may pay on fund distributions or on the redemption of fund shares.

Performance of a $10,000 investment 04/01/01 – 03/31/11 ($)

Sales charge	without	with
Class A	42,523	40,080
Class C	41,426	41,426
Class I	n/a	n/a
Class R	n/a	n/a
Class W	n/a	n/a
Class Z	42,851	n/a

Average annual total return as of 03/31/11 (%)

Share class	A		C		I	R	W	Z
Inception	10/01/07		10/01/07		09/27/10	09/27/10	09/27/10	01/02/98
Sales charge	without	with	without	with	without	without	without	without
1-year	16.74	10.01	15.92	14.92	n/a	n/a	n/a	17.16
5-year	7.26	5.99	6.70	6.70	n/a	n/a	n/a	7.42
10-year/Life	15.57	14.89	15.27	15.27	7.75	7.50	7.61	15.66

Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. Please visit www.columbiamanagement.com for daily and most recent month-end performance updates.

Net asset value per share

as of 03/31/11 ($)
Class A	11.48
Class C	11.39
Class I	11.48
Class R	11.49
Class W	11.48
Class Z	11.49

Distributions declared per share

04/01/10 – 03/31/11 ($)
Class A	1.55
Class C	1.48
Class I	1.10
Class R	1.06
Class W	1.08
Class Z	1.57

The “with sales charge” returns include the maximum initial sales charge of 5.75% for Class A shares and the applicable contingent deferred sales charge of 1.00% for Class C shares for the first year only. The “without sales charge” returns do not include the effect of sales charges. If they had, returns would be lower.

The Fund commenced operations on March 31, 2008. The returns of the Class A and Class C shares shown for periods prior to March 31, 2008 include the returns of Class A shares or Class C shares, as applicable, of Emerging Markets Fund, the predecessor to the Fund and a series of Excelsior Funds, Inc. (the “Predecessor Fund”), for periods after September 27, 2007, and include the returns of Shares class shares of the Predecessor Fund for periods prior to September 28, 2007. The returns shown reflect applicable sales charges, but have not been adjusted to reflect differences in expenses. If differences in expenses were reflected, the returns shown for the periods prior to September 28, 2007 would be lower. The returns of the Class Z shares shown for periods prior to March 31, 2008 are those of the Shares class shares of the Predecessor Fund. The returns shown reflect that Class Z shares are sold without sales charges, but have not been adjusted to reflect differences in expenses. The inception of the Predecessor Fund is January 2, 1998.

Class I, Class R and Class W shares were initially offered by the fund on September 27, 2010.

Inception date refers to the date on which the Predecessor Fund share class commenced operations for Class A, Class C and Class Z shares and the date on which the fund share class commenced operations for Class I, Class R and Class W shares.

Performance results reflect any fee waivers or reimbursements of fund expenses by the Investment Manager and/or any of its affiliates. Absent these fee waivers or expense reimbursement arrangements, performance results would have been lower.

All results shown assume reinvestment of distributions. Class I and Class Z shares are sold at net asset value with no distribution and service (Rule 12b-1) fees. Class R shares are sold at net asset value with a distribution (Rule 12b-1) fee. Class W shares are sold at net asset value with a service (Rule 12b-1) fee. Class I, Class R, Class W and Class Z shares have limited eligibility and the investment minimum requirements may vary. Please see the fund’s prospectus for details. Performance for different share classes will vary based on differences in sales charges and fees associated with each class.

The table does not reflect the deduction of taxes that a shareholder may pay on fund distributions or on the redemption of fund shares.

3

Understanding Your Expenses – Columbia Emerging Markets Fund

As a fund shareholder, you incur two types of costs. There are transaction costs and ongoing costs, which generally include investment advisory fees, distribution and service (Rule 12b-1) fees and other fund expenses. The information on this page is intended to help you understand the ongoing costs of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds.

Analyzing your fund’s expenses by share class

To illustrate these ongoing costs, we have provided an example and calculated the expenses paid by investors in each share class during the period. The information in the following table is based on an initial investment of $1,000, which is invested at the beginning of the period and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the “Actual” column is calculated using the fund’s actual operating expenses and total return for the period. The amount listed in the “Hypothetical” column for each share class assumes that the return each year is 5% before expenses and is calculated based on the fund’s actual operating expenses. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during this period.

Compare with other funds

Since all mutual funds are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing costs of investing in the fund with other funds. To do so, compare the 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the ongoing costs of investing in a fund and do not reflect any transaction costs, such as sales charges, redemption fees or exchange fees.

Estimating your actual expenses

To estimate the expenses that you paid over the period, first you will need your account balance at the end of the period:

■

For shareholders who receive their account statements from Columbia Management Investment Services Corp., your account balance is available online at www.columbiamanagement.com or by calling Shareholder Services at 800.345.6611.

■	For shareholders who receive their account statements from their financial intermediary, contact your financial intermediary to obtain your account balance.
1.	Divide your ending account balance by $1,000. For example, if an account balance was $8,600 at the end of the period, the result would be 8.6.
2.	In the section of the table below titled “Expenses paid during the period,” locate the amount for your share class. You will find this number in the column labeled “Actual.” Multiply this number by the result from step 1. Your answer is an estimate of the expenses you paid on your account during the period.

If the value of your account falls below the minimum initial investment requirement applicable to you, your account may be subject to a $20 annual fee. This fee is not included in the accompanying table. If you are subject to the fee, keep it in mind when you are estimating the ongoing expenses of investing in the fund and when comparing the expenses of this fund with other funds.

10/01/10 – 03/31/11

	Account value at the beginning of the period ($)		Account value at the end of the period ($)		Expenses paid during the period ($)		Fund’s annualized expense ratio (%)
	Actual	Hypothetical	Actual	Hypothetical	Actual	Hypothetical	Actual
Class A	1,000.00	1,000.00	1,057.10	1,016.70	8.46	8.30	1.65
Class C	1,000.00	1,000.00	1,053.50	1,012.96	12.29	12.04	2.40
Class I	1,000.00	1,000.00	1,058.50	1,018.35	6.77	6.64	1.32
Class R	1,000.00	1,000.00	1,056.10	1,015.46	9.74	9.55	1.90
Class W	1,000.00	1,000.00	1,057.10	1,016.70	8.46	8.30	1.65
Class Z	1,000.00	1,000.00	1,059.10	1,017.95	7.19	7.04	1.40

Expenses paid during the period are equal to the annualized expense ratio for the share class, multiplied by the average account value over the period, then multiplied by the number of days in the fund’s most recent fiscal half-year and divided by 365.

Had the Investment Manager and/or any of its affiliates not waived fees or reimbursed a portion of expenses, account value at the end of the period would have been reduced.

It is important to note that the expense amounts shown in the table are meant to highlight only ongoing costs of investing in the fund and do not reflect any transaction costs, such as sales charges, redemption fees or exchange fees. Therefore, the hypothetical examples provided may not help you determine the relative total costs of owning shares of different funds. If these transaction costs were included, your costs would have been higher.

4

Portfolio Managers’ Report – Columbia Emerging Markets Fund

For the 12-month period that ended March 31, 2011, the fund’s Class A shares returned 16.74% without sales charge. The fund’s benchmarks, the MSCI Emerging Markets Index (Net) and the MSCI EAFE Index (Net), returned 18.46% and 10.42%, respectively. The average return of funds in its peer group, the Lipper Emerging Markets Funds Classification, was 16.34% for the 12-month period. The fund’s modest shortfall relative to the MSCI Emerging Markets Index was primarily the result of an underweight and stock selection in the nations of Taiwan and South Korea. Good stock selection, especially in China and Southeast Asia and in the health care sector, made a positive contribution to the fund’s relative return, as did overall sector allocation.

Global recovery drove emerging markets growth

Propelled by a recovery in the world economy, emerging markets equities continued to outperform stocks in more developed nations. As major developing economies such as China, India and Brazil entered a more mature phase of their economic growth cycle, their central banks became more cautious about inflationary threats by adopting less accommodative monetary policies and removing stimulus applied during the 2008 crisis. Despite this policy shift, robust economic growth persisted. Meanwhile, recoveries in the United States and Europe appeared to strengthen, helping to lift the economies of export-dependent nations.

Focus on emerging middle classes and developing industrial bases

We think the most significant long-term opportunities in emerging markets are likely to come from the growth of middle classes and the expansion of the industrial bases in those countries whose middle classes are expanding. Throughout the 12 months covered by this report, we positioned the fund to benefit from these two themes. However, this emphasis led to underweights in the export-dependent nations of Taiwan and South Korea, both of which outperformed. In addition, stock selection in Taiwan and South Korea produced disappointing results. We sold several underachieving holdings, including semiconductor producer MediaTek and touch-screen manufacturer Young Fast, both of Taiwan, and Seoul Semiconductor of Korea. Other notably disappointing investments included Brazilian oil giant Petroleo Brasileiro (3.5% of net assets), and Sterlite Industries of India, a materials company that we sold.

Sector emphasis, stock-selection supported results

The fund had more exposure than the MSCI Emerging Markets Index (Net) to consumer discretionary and consumer staples stocks, which benefit from growing consumption in emerging markets, and aided the fund’s performance. Emphasizing energy stocks also helped as oil and other commodity prices moved up sharply. Underweights relative to the index in more defensive areas, including telecommunication services and utilities companies, also supported results. An overweight and good stock selection in health care was an additional plus. In health care, top performers included Odontoprev, a Brazilian dental HMO, and Indonesian pharmaceutical company PT Kalbe Farma (0.5% and 0.5% of net assets, respectively). Consumer discretionary investments that generated solid returns included: women’s retailer Belle International Holdings in China, household products retailers PT Ace Hardware of Indonesia, Home Product Center in Thailand and drugstore chain Clicks Group in South Africa (0.9%, 0.5%, 0.5%, and 0.9% of net assets, respectively). Other consumer-related stocks that outperformed included Hankook Tire and Hyundai Mobis (0.6% and 0.9% of net assets, respectively), both based in Korea. Stock-picking also helped in China, where outperformers

Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. Please visit www.columbiamanagement.com for daily and most recent month-end performance updates.

Top 10 holdings

as of 03/31/11 (%)
Vale SA	3.5
Petroleo Brasileiro	3.5
Samsung Electronics	3.3
Gazprom	2.1
Itau Unibanco Holdings SA	2.1
Sberbank	1.9
Industrial & Commercial Bank of China	1.9
Baidu	1.5
Hon Hai Precision Industry	1.4
LUKOIL	1.4

Top 5 countries

as of 03/31/11 (%)
China	18.7
Brazil	16.6
Republic of Korea	11.9
Russia	9.4
India	8.3
The fund is actively managed and the composition of its portfolio will change over time.

Information provided is calculated as a percentage of net assets.

5

Portfolio Managers’ Report (continued) – Columbia Emerging Markets Fund included Internet search firm Baidu and rail car component manufacturer Zhuzhou CSR Times Electric (1.5% and 0.6% of net assets, respectively). As emerging economies expanded, demand for new loans also grew, helping lift bank holdings such as Indonesia’s PT Bank Central Asia and Thailand’s Bangkok Bank (0.6% and 1.1% of net assets, respectively).

Persistent growth, reasonable values signal opportunity

We continue to find companies with strong prospects in the emerging markets, where stock valuations remain discounted compared to prices in developed markets. The outlook for a period of sustained economic growth looks good. Given this view, we have maintained our belief that superior opportunities should come from finding good companies benefiting from the growth of middle classes and the expansion of industrial bases in emerging markets.

Portfolio characteristics and holdings are subject to change periodically and may not be representative of current characteristics and holdings. The outlook for the fund may differ from that presented for other Columbia Funds.

Equity securities are affected by stock market fluctuations that occur in response to economic and business developments.

International investing involves special risks, including foreign taxation, currency risks, risks associated with possible differences in financial standards and other risks associated with future political and economic developments.

Investing in emerging markets may involve greater risks than investing in more developed countries. In addition, concentration of investments in a single region may result in greater volatility.

6

Investment Portfolio – Columbia Emerging Markets Fund

March 31, 2011

Common Stocks – 95.4%

	Shares	Value ($)
Consumer Discretionary – 11.0%
Auto Components – 1.8%
Hankook Tire Co. Ltd.	89,030	2,904,434
Hyundai Mobis	15,790	4,707,778
Nokian Renkaat Oyj	31,961	1,360,212

Auto Components Total		8,972,424

Automobiles – 0.6%
Hyundai Motor Co.	16,877	3,119,108

Automobiles Total		3,119,108

Distributors – 0.6%
Li & Fung Ltd.	566,000	2,890,886

Distributors Total		2,890,886

Hotels, Restaurants & Leisure – 0.4%
Ctrip.com International Ltd., ADR (a)	53,052	2,201,128

Hotels, Restaurants & Leisure Total		2,201,128

Household Durables – 0.8%
LG Electronics, Inc.	31,055	2,969,524
MRV Engenharia e Participações SA	146,200	1,169,493

Household Durables Total		4,139,017

Internet & Catalog Retail – 0.5%
GS Home Shopping, Inc.	19,359	2,410,127

Internet & Catalog Retail Total		2,410,127

Leisure Equipment & Products – 0.5%
Giant Manufacturing Co., Ltd.	603,800	2,452,336

Leisure Equipment & Products Total		2,452,336

Media – 0.6%
Naspers Ltd., Class N	50,411	2,712,432

Media Total		2,712,432

Multiline Retail – 1.4%
Clicks Group Ltd.	733,681	4,615,737
Golden Eagle Retail Group Ltd.	982,000	2,132,284

Multiline Retail Total		6,748,021

Specialty Retail – 2.1%
Belle International Holdings Ltd.	2,427,000	4,482,704
Home Product Center PCL, Foreign Registered Shares	8,170,850	2,471,922
Mr. Price Group Ltd.	140,500	1,272,081
PT Ace Hardware Indonesia Tbk	8,251,500	2,417,107

Specialty Retail Total		10,643,814

Textiles, Apparel & Luxury Goods – 1.7%
China Lilang Ltd.	2,015,000	2,664,502
Titan Industries Ltd.	34,720	2,972,420
Trinity Ltd.	3,114,000	2,888,470

Textiles, Apparel & Luxury Goods Total		8,525,392

Consumer Discretionary Total		54,814,685

	Shares	Value ($)
Consumer Staples – 7.2%
Beverages – 0.5%
Cia de Bebidas das Americas, ADR	86,880	2,459,573

Beverages Total		2,459,573

Food & Staples Retailing – 3.2%
CP ALL PCL	2,126,900	2,815,294
CP ALL PCL, Foreign Registered Shares	292,600	386,973
Drogasil SA	447,900	3,500,569
Eurocash SA	164,181	1,803,354
Grupo Comercial Chedraui SA de CV (a)	590,400	1,906,045
President Chain Store Corp.	742,000	3,293,970
X5 Retail Group NV, GDR (a)(b)(c)	51,660	2,177,469

Food & Staples Retailing Total		15,883,674

Food Products – 1.1%
Charoen Pokphand Foods PCL, Foreign Registered Shares	2,932,800	2,496,928
PT Nippon Indosari Corpindo Tbk (a)	5,189,500	1,680,520
Want Want China Holdings Ltd.	1,849,000	1,450,564

Food Products Total		5,628,012

Household Products – 0.5%
LG Household & Health Care Ltd.	6,624	2,484,361

Household Products Total		2,484,361

Personal Products – 0.5%
Dabur India Ltd.	1,126,800	2,436,257

Personal Products Total		2,436,257

Tobacco – 1.4%
ITC Ltd.	764,675	3,133,423
PT Gudang Garam Tbk	765,000	3,674,178

Tobacco Total		6,807,601

Consumer Staples Total		35,699,478

Energy – 11.7%
Energy Equipment & Services – 0.5%
Eurasia Drilling Co. Ltd., GDR (b)(c)	70,880	2,409,920

Energy Equipment & Services Total		2,409,920

Oil, Gas & Consumable Fuels – 11.2%
Banpu PCL, Foreign Registered Shares	56,700	1,427,874
China Shenhua Energy Co., Ltd., Class H	1,077,000	5,076,097
CNOOC Ltd.	2,019,000	5,112,469
Gazprom OAO, ADR	326,041	10,553,947
LUKOIL OAO, ADR	94,085	6,716,728
OGX Petroleo e Gas Participacoes SA (a)	415,500	5,000,812

See Accompanying Notes to Financial Statements.

7

Columbia Emerging Markets Fund

March 31, 2011

Common Stocks (continued)

	Shares	Value ($)
Energy (continued)
Petrominerales Ltd.	31,000	1,174,771
PT Tambang Batubara Bukit Asam Tbk	1,053,000	2,536,429
Reliance Industries Ltd.	218,571	5,158,929
Rosneft Oil Co., GDR	387,347	3,538,415
Sasol Ltd.	61,400	3,553,213
SK Innovation Co. Ltd.	8,050	1,547,361
Yanzhou Coal Mining Co., Ltd., Class H	1,206,000	4,349,477

Oil, Gas & Consumable Fuels Total		55,746,522

Energy Total		58,156,442

Financials – 22.4%
Commercial Banks – 17.2%
Banco Bradesco SA, ADR	178,694	3,707,900
Banco Santander Chile, ADR	19,044	1,652,067
Bangkok Bank PCL, Foreign Registered Shares	964,600	5,479,886
Bank of China Ltd., Class H	8,746,000	4,863,534
China Construction Bank Corp., Class H	6,377,000	5,970,053
CIMB Group Holdings Bhd	1,265,700	3,424,396
Credicorp Ltd.	34,510	3,621,134
HDFC Bank Ltd., ADR	18,490	3,142,191
ICICI Bank Ltd., ADR	108,000	5,381,640
Industrial & Commercial Bank of China, Class H	11,338,000	9,399,982
Itau Unibanco Holding SA, ADR	429,352	10,325,916
Kasikornbank PCL, Foreign Registered Shares	943,100	3,957,138
Metropolitan Bank & Trust (a)	1,394,745	2,065,309
PT Bank Central Asia Tbk	3,491,500	2,782,320
PT Bank Tabungan Pensiunan Nasional Tbk (a)	2,899,000	831,661
Punjab National Bank	98,570	2,692,407
Sberbank	2,528,106	9,500,622
Turkiye Garanti Bankasi AS	828,535	3,874,242
Turkiye Halk Bankasi AS	339,645	2,628,644

Commercial Banks Total		85,301,042

Consumer Finance – 0.5%
Shriram Transport Finance Co. Ltd.	134,660	2,417,176

Consumer Finance Total		2,417,176

Diversified Financial Services – 2.5%
AMMB Holdings Bhd	1,852,900	3,967,969
BM&F BOVESPA SA	444,500	3,226,243
Bolsa Mexicana de Valores SA de CV	922,600	1,942,242

	Shares	Value ($)
Fubon Financial Holding Co. Ltd.	2,480,000	3,289,007

Diversified Financial Services Total		12,425,461

Insurance – 0.5%
China Life Insurance Co., Ltd., Class H	747,000	2,796,345

Insurance Total		2,796,345

Real Estate Management & Development – 1.7%
China Overseas Land & Investment Ltd.	890,000	1,818,411
China Vanke Co., Ltd., Class B (c)	1,712,780	2,245,966
Huaku Development Co., Ltd.	684,000	1,915,200
KWG Property Holding Ltd.	1,573,965	1,273,329
SM Prime Holdings, Inc.	4,361,100	1,125,595

Real Estate Management & Development Total		8,378,501

Financials Total		111,318,525

Health Care – 3.0%
Health Care Equipment & Supplies – 0.9%
Hartalega Holdings Bhd	706,000	1,270,293
St. Shine Optical Co., Ltd.	258,000	3,172,701

Health Care Equipment & Supplies Total		4,442,994

Health Care Providers & Services – 1.6%
Amil Participações SA	171,000	2,009,916
Fleury SA	122,100	1,813,570
Life Healthcare Group Holdings Ltd.	752,800	1,768,218
Odontoprev SA	148,000	2,418,546

Health Care Providers & Services Total		8,010,250

Pharmaceuticals – 0.5%
PT Kalbe Farma Tbk	6,639,500	2,589,578

Pharmaceuticals Total		2,589,578

Health Care Total		15,042,822

Industrials – 6.0%
Airlines – 0.5%
Copa Holdings SA, Class A	47,106	2,487,197

Airlines Total		2,487,197

Construction & Engineering – 0.5%
China Communications Construction Co., Ltd., Class H	2,562,000	2,441,830

Construction & Engineering Total		2,441,830

Electrical Equipment – 1.1%
LS Corp.	21,579	2,162,162
Zhuzhou CSR Times Electric Co., Ltd., Class H	828,000	3,155,589

Electrical Equipment Total		5,317,751

See Accompanying Notes to Financial Statements.

8

Columbia Emerging Markets Fund

March 31, 2011

Common Stocks (continued)

	Shares	Value ($)
Industrials (continued)
Machinery – 0.6%
Sany Heavy Equipment International Holdings Co., Ltd.	1,940,000	3,189,908

Machinery Total		3,189,908

Road & Rail – 2.1%
Globaltrans Investment PLC, GDR (b)(c)	206,660	3,800,478
Julio Simoes Logistica SA (a)	290,500	1,759,743
Localiza Rent a Car SA	292,700	4,697,112

Road & Rail Total		10,257,333

Trading Companies & Distributors – 0.9%
Barloworld Ltd.	229,744	2,536,863
Mills Estruturas e Serviços de Engenharia SA	176,800	1,943,809

Trading Companies & Distributors Total		4,480,672

Transportation Infrastructure – 0.3%
China Merchants Holdings International Co., Ltd.	334,000	1,410,846

Transportation Infrastructure Total		1,410,846

Industrials Total		29,585,537

Information Technology – 13.9%
Communications Equipment – 0.6%
O-Net Communications Group Ltd. (a)	4,542,000	3,003,269

Communications Equipment Total		3,003,269

Computers & Peripherals – 0.6%
Wistron Corp.	1,754,015	2,775,718

Computers & Peripherals Total		2,775,718

Electronic Equipment, Instruments & Components – 2.9%
China High Precision Automation Group Ltd.	2,515,000	1,826,046
Hon Hai Precision Industry Co., Ltd.	2,031,270	7,107,381
SFA Engineering Corp.	40,918	2,547,465
WPG Holdings Co., Ltd.	1,628,288	2,740,461

Electronic Equipment, Instruments & Components Total		14,221,353

Internet Software & Services – 2.9%
Baidu, Inc., ADR (a)	52,921	7,293,043
Mail.ru Group Ltd., GDR (a)(b)(c)	36,849	1,103,628
NHN Corp. (a)	16,420	2,864,858
Tencent Holdings Ltd.	124,400	3,031,112

Internet Software & Services Total		14,292,641

	Shares	Value ($)
IT Services – 1.0%
Infosys Technologies Ltd.	20,955	1,521,005
Infosys Technologies Ltd., ADR	51,805	3,714,419

IT Services Total		5,235,424

Semiconductors & Semiconductor Equipment – 5.0%
Duksan Hi-Metal Co. Ltd. (a)	79,415	1,827,552
Samsung Electronics Co., Ltd.	19,502	16,537,012
Taiwan Semiconductor Manufacturing Co., Ltd.	1,698,190	4,069,310
Taiwan Semiconductor Manufacturing Co., Ltd., ADR	208,649	2,541,345

Semiconductors & Semiconductor Equipment Total		24,975,219

Software – 0.9%
Kingdee International Software Group Co., Ltd.	2,784,000	1,747,704
Totvs SA	87,500	1,680,167
VanceInfo Technologies, Inc., ADR (a)	31,650	994,126

Software Total		4,421,997

Information Technology Total		68,925,621

Materials – 14.4%
Chemicals – 4.1%
Asian Paints Ltd.	38,007	2,163,539
Capro Corp.	77,640	1,962,159
Cheil Industries, Inc.	22,005	2,333,663
Formosa Plastics Corp.	673,000	2,366,318
Huabao International Holdings Ltd.	1,939,000	2,991,261
LG Chem Ltd.	13,953	5,838,084
Petronas Chemicals Group Bhd (a)	1,049,600	2,508,990

Chemicals Total		20,164,014

Construction Materials – 1.3%
PT Indocement Tunggal Prakarsa Tbk	3,452,700	6,480,759

Construction Materials Total		6,480,759

Metals & Mining – 9.0%
Anglo Platinum Ltd.	22,100	2,276,970
Cia de Minas Buenaventura SA, ADR	62,495	2,685,410
Eastern Platinum Ltd. (a)	1,659,600	2,225,353
Eurasian Natural Resources Corp. PLC	164,388	2,469,654
Freeport-McMoRan Copper & Gold, Inc.	17,395	966,292
Gold Fields Ltd., ADR	114,971	2,007,394
JSW Steel Ltd.	120,714	2,490,258
Mechel, ADR	85,275	2,625,617
POSCO	6,719	3,082,837
Southern Copper Corp.	64,048	2,579,213

See Accompanying Notes to Financial Statements.

9

Columbia Emerging Markets Fund

March 31, 2011

Common Stocks (continued)

	Shares	Value ($)
Materials (continued)
Tata Steel Ltd.	301,776	4,210,482
Vale SA	529,300	17,295,903

Metals & Mining Total		44,915,383

Materials Total		71,560,156

Telecommunication Services – 3.7%
Diversified Telecommunication Services – 0.9%
Chunghwa Telecom Co. Ltd., ADR	146,030	4,550,295

Diversified Telecommunication Services Total		4,550,295

Wireless Telecommunication Services – 2.8%
America Movil SAB de CV, Series L, ADR	37,456	2,176,193
China Mobile Ltd.	215,000	1,984,664
Millicom International Cellular SA	21,822	2,098,622
Mobile TeleSystems OJSC, ADR	205,753	4,368,136
MTN Group Ltd.	148,109	2,989,985

Wireless Telecommunication Services Total		13,617,600

Telecommunication Services Total		18,167,895

Utilities – 2.1%
Gas Utilities – 1.2%
ENN Energy Holdings Ltd.	1,236,000	3,832,074
PT Perusahaan Gas Negara Tbk	2,557,000	1,143,908
Towngas China Co. Ltd.	1,884,000	980,374

Gas Utilities Total		5,956,356

Independent Power Producers & Energy Traders – 0.9%
Aboitiz Power Corp.	3,169,300	2,191,529
Energy Development Corp.	15,270,200	2,113,743

Independent Power Producers & Energy Traders Total		4,305,272

Utilities Total		10,261,628

Total Common Stocks (cost of $320,145,334)		473,532,789

Preferred Stocks – 3.9%

Energy – 3.5%
Oil, Gas & Consumable Fuels – 3.5%
Petroleo Brasileiro SA	982,800	17,162,054

Oil, Gas & Consumable Fuels Total		17,162,054

Energy Total		17,162,054

	Shares	Value ($)
Materials – 0.4%
Metals & Mining – 0.4%
Gerdau SA	171,200	2,117,128

Metals & Mining Total		2,117,128

Materials Total		2,117,128

Total Preferred Stocks (cost of $7,190,983)		19,279,182

Short-Term Obligation – 0.9%
	Par ($)
Repurchase agreement with Fixed Income Clearing Corp., dated 03/31/11, due 04/01/11 at 0.070%, collateralized by a U.S. Government Agency obligation maturing 06/23/15, market value $4,616,563 (repurchase proceeds $4,523,009)	4,523,000	4,523,000

Total Short-Term Obligation (cost of $4,523,000)		4,523,000

Total Investments – 100.2% (cost of $331,859,317) (d)		497,334,971

Other Assets & Liabilities, Net – (0.2)%		(951,688)

Net Assets – 100.0%		496,383,283

Notes to Investment Portfolio:

(a)	Non-income producing security.

(b)	Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At March 31, 2011, these securities, which are not illiquid, amounted to $9,491,495, which represents 1.9% of net assets.

(c)	Represents fair value as determined in good faith under procedures approved by the Board of Trustees. At March 31, 2011, the value of these securities amounted to $11,737,461, which represents 2.4% of net assets.

(d)	Cost for federal income tax purposes is $334,983,643.

Generally accepted accounting principles (GAAP) require disclosure regarding the inputs and valuation techniques used to measure fair value and any changes in valuation inputs or techniques. In addition, investments shall be disclosed by major category.

The Fund categorizes its fair value measurements according to a three-level hierarchy that maximizes the use of observable inputs and minimizes the use of unobservable inputs by prioritizing that the most observable input be used when available. Observable inputs are those that market participants would use in pricing an investment based on market data obtained from sources independent of the reporting entity. Unobservable inputs are those that reflect the Fund’s assumptions about the information market participants would use in pricing an investment. An investment’s level within the fair value hierarchy is based on the lowest level of any input that is deemed significant to the asset or liability’s fair value measurement. The input levels are not necessarily an indication of the risk or liquidity associated with investments at that level. For example, certain U.S. government securities are generally high quality and liquid, however, they are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market.

See Accompanying Notes to Financial Statements.

10

Columbia Emerging Markets Fund

March 31, 2011

Fair value inputs are summarized in the three broad levels listed below:

•

Level 1 — Valuations based on quoted prices for investments in active markets that the Fund has the ability to access at the measurement date (including NAV for open-end mutual funds). Valuation adjustments are not applied to Level 1 investments.

•	Level 2 — Valuations based on other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.).

•	Level 3 — Valuations based on significant unobservable inputs (including the Fund’s own assumptions and judgment in determining the fair value of investments).

Inputs that are used in determining fair value of an investment may include price information, credit data, volatility statistics, and other factors. These inputs can be either observable or unobservable. The availability of observable inputs can vary between investments, and is affected by various factors such as the type of investment, and the volume and level of activity for that investment or similar investments in the marketplace. The inputs will be considered by the Investment Manager, along with any other relevant factors in the calculation of an investment’s fair value. The Fund uses prices and inputs that are current as of the measurement date, which may include periods of market dislocations. During these periods, the availability of prices and inputs may be reduced for many investments. This condition could cause an investment to be reclassified between the various levels within the hierarchy. Non-U.S. equity securities actively traded in foreign markets may be reflected in Level 2 despite the availability of closing prices, because the Fund evaluates and determines whether those closing prices reflect fair value at the close of the New York Stock Exchange (NYSE) or require adjustment, as described in Note 2 to the financial statements-Security Valuation.

Investments falling into the Level 3 category are primarily supported by quoted prices from brokers and dealers participating in the market for those investments. However, these may be classified as Level 3 investments due to lack of market transparency and corroboration to support these quoted prices. Additionally, valuation models may be used as the pricing source for any remaining investments classified as Level 3. These models rely on one or more significant unobservable inputs and/or significant assumptions by the Investment Manager. Inputs used in valuations may include, but are not limited to, financial statement analysis, capital account balances, discount rates and estimated cash flows, and comparable company data.

The following table summarizes the inputs used, as of March 31, 2011, in valuing the Fund’s assets:

Description	Quoted Prices (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Common Stocks
Consumer Discretionary	$3,370,621	$51,444,064	$—	$54,814,685
Consumer Staples	7,866,187	27,833,291	—	35,699,478
Energy	26,984,673	31,171,769	—	58,156,442
Financials	32,999,333	78,319,192	—	111,318,525
Health Care	6,242,032	8,800,790	—	15,042,822
Industrials	10,887,861	18,697,676	—	29,585,537
Information Technology	16,223,100	52,702,521	—	68,925,621
Materials	30,385,182	41,174,974	—	71,560,156
Telecommunication Services	13,193,246	4,974,649	—	18,167,895
Utilities	—	10,261,628	—	10,261,628

Total Common Stocks	148,152,235	325,380,554	—	473,532,789

Total Preferred Stocks	19,279,182	—	—	19,279,182

Total Short-Term Obligation	—	4,523,000	—	4,523,000

Total Investments	$167,431,417	$329,903,554	$—	$497,334,971

The Fund’s assets assigned to the Level 2 input category are generally valued using the market approach, in which a security’s value is determined through reference to prices and information from market transactions for similar or identical assets. These assets include certain foreign securities for which a third party statistical pricing service may be employed for purposes of fair market valuation. The models utilized by the third party statistical pricing service take into account a security’s correlation to available market data including, but not limited to, intraday index, ADR, and ETF movements.

There were no significant transfers of financial assets between Levels 1 and 2 during the period.

The Fund was invested in the following countries at March 31, 2011:

Summary of Securities by Country (Unaudited)	Value	% of Total Investments
China	92,738,316	18.7
Brazil	82,288,453	16.5
Republic of Korea	59,298,486	11.9
Russia	46,794,960	9.4
India	41,434,144	8.3
Taiwan	40,274,043	8.1
Indonesia	24,136,460	4.9
South Africa	23,732,892	4.8
Thailand	19,036,015	3.8
Malaysia	11,171,648	2.2
Peru	8,885,758	1.8
Philippines	7,496,176	1.5
Hong Kong	6,759,730	1.4
Turkey	6,502,886	1.3
Mexico	6,024,481	1.2
United States*	5,489,292	1.1
Panama	2,487,197	0.5
United Kingdom	2,469,654	0.5
Canada	2,225,353	0.5
Sweden	2,098,622	0.4
Poland	1,803,355	0.4
Chile	1,652,067	0.3
Finland	1,360,212	0.3
Columbia	1,174,771	0.2

	$497,334,971	100.0

* Includes short-term obligation.

Certain securities are listed by country of underlying exposure but may trade predominantly on another exchange.

Acronym	Name
ADR	American Depositary Receipt
GDR	Global Depositary Receipt

See Accompanying Notes to Financial Statements.

11

Statement of Assets and Liabilities – Columbia Emerging Markets Fund

March 31, 2011

		($)
Assets	Investments, at cost	331,859,317

	Investments, at value	497,334,971
	Cash	27
	Foreign currency (cost of $327,348)	330,127
	Receivable for:
	Fund shares sold	661,031
	Dividends	587,193
	Interest	9
	Expense reimbursement due from Investment Manager	155,105
	Trustees’ deferred compensation plan	19,625
	Prepaid expenses	30,213

	Total Assets	499,118,301

Liabilities	Payable for:
	Investments purchased	2,061
	Fund shares repurchased	561,021
	Foreign capital gains taxes deferred	1,407,998
	Investment advisory fee	462,714
	Administration fee	73,233
	Pricing and bookkeeping fees	11,162
	Transfer agent fee	28,168
	Trustees’ fees	3,039
	Custody fee	59,177
	Distribution and service fees	14,237
	Chief compliance officer expenses	290
	Interest payable	53
	Trustees’ deferred compensation plan	19,625
	Other liabilities	92,240

	Total Liabilities	2,735,018

	Net Assets	496,383,283

Net Assets Consist of	Paid-in capital	314,102,237
	Overdistributed net investment income	(4,144,560)
	Accumulated net realized gain	22,339,881
	Net unrealized appreciation (depreciation) on:
	Investments	165,475,654
	Foreign currency translations	18,069
	Foreign capital gains tax	(1,407,998)

	Net Assets	496,383,283

See Accompanying Notes to Financial Statements.

12

Statement of Assets and Liabilities (continued) – Columbia Emerging Markets Fund

March 31, 2011

Class A	Net assets	$12,388,025
	Shares outstanding	1,078,700
	Net asset value per share	$11.48	(a)
	Maximum sales charge	5.75%
	Maximum offering price per share ($11.48/0.9425)	$12.18	(b)

Class C	Net assets	$2,099,514
	Shares outstanding	184,313
	Net asset value and offering price per share	$11.39	(a)

Class I (c)	Net assets	$104,595,364
	Shares outstanding	9,109,348
	Net asset value, offering and redemption price per share	$11.48

Class R (c)	Net assets	$2,454
	Shares outstanding	214
	Net asset value, offering and redemption price per share	$11.49	(d)

Class W (c)	Net assets	$50,623,412
	Shares outstanding	4,407,966
	Net asset value, offering and redemption price per share	$11.48

Class Z	Net assets	$326,674,514
	Shares outstanding	28,439,062
	Net asset value, offering and redemption price per share	$11.49

(a)	Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

(b)	On sales of $50,000 or more the offering price is reduced.

(c)	Class I, Class R and Class W shares commenced operations on September 27, 2010.

(d)	Net asset value rounds to $11.49 per share due to fractional shares outstanding.

See Accompanying Notes to Financial Statements.

13

Statement of Operations – Columbia Emerging Markets Fund

For the Year Ended March 31, 2011

		($)
Investment Income	Dividends	8,646,533
	Interest	2,287
	Foreign taxes withheld	(1,019,170)

	Total Investment Income	7,629,650

Expenses	Investment advisory fee	4,726,989
	Administration fee	722,394
	Distribution fee:
	Class C	13,727
	Class R	6
	Service fee:
	Class A	20,920
	Class C	4,576
	Class W	40,795
	Transfer agent fee – Class A, Class C, Class R, Class W and Class Z	393,659
	Pricing and bookkeeping fees	112,330
	Trustees’ fees	31,381
	Custody fee	776,418
	Chief compliance officer expenses	1,333
	Other expenses	256,511

	Expenses before interest expense	7,101,039
	Interest expense	6,351

	Total Expenses	7,107,390

	Fees waived or expenses reimbursed by Investment Manager	(1,262,039)
	Expense reductions	(25)

	Net Expenses	5,845,326

	Net Investment Income	1,784,324

Net Realized and Unrealized Gain (Loss) on Investments, Foreign Currency and Foreign Capital Gains Tax	Net realized gain (loss) on:
	Investments	61,519,580
	Foreign currency transactions	(1,045,380)

	Net realized gain	60,474,200

	Net change in unrealized appreciation (depreciation) on:
	Investments	2,097,110
	Foreign currency translations	4,993
	Foreign capital gains tax	(338,906)

	Net change in unrealized appreciation (depreciation)	1,763,197

	Net Gain	62,237,397

	Net Increase Resulting from Operations	64,021,721

See Accompanying Notes to Financial Statements.

14

Statement of Changes in Net Assets – Columbia Emerging Markets Fund

		Year Ended March 31,
Increase (Decrease) in Net Assets		2011 ($) (a)(b)	2010 ($)
Operations	Net investment income	1,784,324	1,639,236
	Net realized gain on investments and foreign currency transactions	60,474,200	50,333,386
	Net change in unrealized appreciation (depreciation) on investments, foreign currency translations and foreign capital gains tax	1,763,197	133,710,612

	Net increase resulting from operations	64,021,721	185,683,234

Distributions to Shareholders	From net investment income:
	Class A	(68,895)	(66,797)
	Class C	(3,022)	(3,149)
	Class I	(128,973)	—
	Class R	(13)	—
	Class W	(325,283)	—
	Class Z	(3,264,227)	(6,656,120)

	From net realized gains:
	Class A	(1,107,014)	—
	Class C	(240,371)	—
	Class I	(1,196,541)	—
	Class R	(212)	—
	Class W	(3,971,955)	—
	Class Z	(47,203,700)	—

	Total distributions to shareholders	(57,510,206)	(6,726,066)

	Net Capital Stock Transactions	85,121,466	(12,813,894)
	Redemption fees	—	36,026

	Total increase in net assets	91,632,981	166,179,300

Net Assets	Beginning of period	404,750,302	238,571,002
	End of period	496,383,283	404,750,302
	Overdistributed net investment income at end of period	(4,144,560)	(1,604,394)

(a)	Class I, Class R and Class W shares commenced operations on September 27, 2010.

(b)	Class I, Class R and Class W shares reflect activity for the period September 27, 2010 through March 31, 2011.

See Accompanying Notes to Financial Statements.

15

Statement of Changes in Net Assets (continued) – Columbia Emerging Markets Fund

	Capital Stock Activity
	Year Ended March 31, 2011		Year Ended March 31, 2010
	Shares	Dollars ($)	Shares	Dollars ($)
Class A
Subscriptions	672,498	7,777,389	683,278	6,604,736
Distributions reinvested	83,830	916,965	6,065	59,173
Redemptions	(242,231)	(2,684,532)	(267,582)	(2,808,253)

Net increase	514,097	6,009,822	421,761	3,855,656

Class C
Subscriptions	128,365	1,474,873	141,536	1,377,969
Distributions reinvested	16,139	175,594	246	2,597
Redemptions	(97,589)	(1,085,763)	(42,524)	(433,673)

Net increase	46,915	564,704	99,258	946,893

Class I (a)(b)
Subscriptions	9,609,286	109,335,486	—	—
Distributions reinvested	118,966	1,325,278	—	—
Redemptions	(618,904)	(6,965,764)	—	—

Net increase	9,109,348	103,695,000	—	—

Class R (a)(b)
Subscriptions	214	2,500	—	—

Net increase	214	2,500	—	—

Class W (a)(b)
Subscriptions	4,507,710	53,729,837	—	—
Distributions reinvested	385,382	4,297,007	—	—
Redemptions	(485,126)	(5,442,289)	—	—

Net increase	4,407,966	52,584,555	—	—

Class Z
Subscriptions	3,901,409	43,768,237	9,329,329	86,421,767
Distributions reinvested	3,577,654	38,965,258	554,261	5,072,709
Redemptions	(14,276,666)	(160,468,610)	(11,606,492)	(109,110,919)

Net decrease	(6,797,603)	(77,735,115)	(1,722,902)	(17,616,443)

(a)	Class I, Class R and Class W shares commenced operations on September 27, 2010.
(b)	Class I, Class R and Class W shares reflect activity for the period September 27, 2010 through March 31, 2011.

See Accompanying Notes to Financial Statements.

16

Financial Highlights – Columbia Emerging Markets Fund

Selected data for a share outstanding throughout each period is as follows:

	Year Ended March 31,					Period Ended March 31,
Class A Shares	2011		2010		2009	2008 (a)
Net Asset Value, Beginning of Period	$11.27		$6.42		$14.96	$17.77

Income from Investment Operations:
Net investment income (loss) (b)	0.01		(0.01)		0.07	0.04	(c)
Net realized and unrealized gain (loss) on investments, foreign currency and foreign capital gains tax	1.75		5.00		(6.36)	(1.63)

Total from investment operations	1.76		4.99		(6.29)	(1.59)

Less Distributions to Shareholders:
From net investment income	(0.09)		(0.14)		—	(0.06)
From net realized gains	(1.46)		—		(2.26)	(1.16)

Total distributions to shareholders	(1.55)		(0.14)		(2.26)	(1.22)

Redemption Fees:
Redemption fees added to paid-in-capital	—		—	(b)(d)	0.01 (b)	—	(b)(d)

Net Asset Value, End of Period	$11.48		$11.27		$6.42	$14.96
Total return (e)(f)	16.74%		78.17%		(49.44)%	(9.80	)%(g)

Ratios to Average Net Assets/Supplemental Data:
Net expenses before interest expense (h)	1.65%		1.74%		1.95%	1.85	%(i)
Interest expense	—	%(j)	—	%(j)	0.01%	—	%(i)(j)
Net expenses (h)	1.65%		1.74%		1.96%	1.85	%(i)
Waiver/Reimbursement	0.31%		0.03%		0.18%	0.05	%(i)
Net investment income (loss) (h)	0.07%		(0.12)%		0.71%	0.46	%(i)
Portfolio turnover rate	78%		74%		82%	29	%(g)
Net assets, end of period (000s)	$12,388		$6,362		$917	$1,231

(a)	The Predecessor Fund’s Class A shares commenced operations on September 28, 2007. Per share data and total return reflect activity from that date.

(b)	Per share data was calculated using the average shares outstanding during the period.

(c)	Net investment income per share reflects a special dividend. The effect of this dividend amounted to $0.03 per share.

(d)	Rounds to less than $0.01 per share.

(e)	Total return at net asset value assuming all distributions reinvested and no initial sales charge or contingent deferred sales charge.

(f)	Had the Investment Manager and/or any of its affiliates not waived fees or reimbursed a portion of expenses, total return would have been reduced.

(g)	Not annualized.

(h)	The benefits derived from expense reduction had an impact of less than 0.01%.

(i)	Annualized.

(j)	Rounds to less than 0.01%.

See Accompanying Notes to Financial Statements.

17

Financial Highlights – Columbia Emerging Markets Fund

Selected data for a share outstanding throughout each period is as follows:

	Year Ended March 31,					Period Ended March 31,
Class C Shares	2011		2010		2009	2008 (a)
Net Asset Value, Beginning of Period	$11.21		$6.36		$14.94	$17.77

Income from Investment Operations:
Net investment income (loss) (b)	(0.07)		(0.09)		— (c)	(0.04	)(d)
Net realized and unrealized gain (loss) on investments, foreign currency and foreign capital gains tax	1.73		4.97		(6.33)	(1.61)

Total from investment operations	1.66		4.88		(6.33)	(1.65)

Less Distributions to Shareholders:
From net investment income	(0.02)		(0.03)		—	(0.02)
From net realized gains	(1.46)		—		(2.26)	(1.16)

Total distributions to shareholders	(1.48)		(0.03)		(2.26)	(1.18)

Redemption Fees:
Redemption fees added to paid-in-capital	—		—	(b)(c)	0.01 (b)	—	(b)(c)

Net Asset Value, End of Period	$11.39		$11.21		$6.36	$14.94
Total return (e)(f)	15.92%		76.73%		(49.82)%	(10.11	)%(g)

Ratios to Average Net Assets/Supplemental Data:
Net expenses before interest expense (h)	2.40%		2.49%		2.70%	2.60	%(i)
Interest expense	—	%(j)	—	%(j)	0.01%	—	%(i)(j)
Net expenses (h)	2.40%		2.49%		2.71%	2.60	%(i)
Waiver/Reimbursement	0.31%		0.03%		0.18%	0.05	%(i)
Net investment loss (h)	(0.62)%		(0.86)%		(0.01)%	(0.44	)%(i)
Portfolio turnover rate	78%		74%		82%	29	%(g)
Net assets, end of period (000s)	$2,100		$1,540		$242	$458

(a)	The Predecessor Fund’s Class C shares commenced operations on September 28, 2007. Per share data and total return reflect activity from that date.

(b)	Per share data was calculated using the average shares outstanding during the period.

(c)	Rounds to less than $0.01 per share.

(d)	Net investment income per share reflects a special dividend. The effect of this dividend amounted to $0.03 per share.

(e)	Had the Investment Manager and/or any of its affiliates not waived fees or reimbursed a portion of expenses, total return would have been reduced.

(f)	Total return at net asset value assuming all distributions reinvested and no contingent deferred sales charge.

(g)	Not annualized.

(h)	The benefits derived from expense reduction had an impact of less than 0.01%.

(i)	Annualized.

(j)	Rounds to less than 0.01%.

See Accompanying Notes to Financial Statements.

18

Financial Highlights – Columbia Emerging Markets Fund

Selected data for a share outstanding throughout the period is as follows:

Class I Shares	Period Ended March 31, 2011 (a)
Net Asset Value, Beginning of Period	$11.71

Income from Investment Operations:
Net investment loss (b)	(0.01)
Net realized and unrealized gain on investments, foreign currency and foreign capital gains tax	0.88

Total from investment operations	0.87

Less Distributions to Shareholders:
From net investment income	(0.10)
From net realized gains	(1.00)

Total distributions to shareholders	(1.10)

Net Asset Value, End of Period	$11.48
Total return (c)(d)(e)	7.75%

Ratios to Average Net Assets/Supplemental Data:
Net expenses before interest expense (f)(g)	1.33%
Interest expense (g)(h)	—%
Net expenses (f)(g)	1.33%
Waiver/Reimbursement (g)	0.26%
Net investment loss (f)(g)	(0.09)%
Portfolio turnover rate (e)	78%
Net assets, end of period (000s)	$104,595

(a)	Class I shares commenced operations on September 27, 2010. Per share data and total return reflect activity from that date.

(b)	Per share data was calculated using the average shares outstanding during the period.

(c)	Total return at net asset value.

(d)	Had the Investment Manager and/or any of its affiliates not waived fees or reimbursed a portion of expenses, total return would have been reduced.

(e)	Not annualized.

(f)	The benefits derived from expense reduction had an impact of less than 0.01%.

(g)	Annualized.

(h)	Rounds to less than 0.01%.

See Accompanying Notes to Financial Statements.

19

Financial Highlights – Columbia Emerging Markets Fund

Selected data for a share outstanding throughout the period is as follows:

Class R Shares	Period Ended March 31, 2011 (a)
Net Asset Value, Beginning of Period	$11.70

Income from Investment Operations:
Net investment loss (b)	(0.06)
Net realized and unrealized gain on investments, foreign currency and foreign capital gains tax	0.91

Total from investment operations	0.85

Less Distributions to Shareholders:
From net investment income	(0.06)
From net realized gains	(1.00)

Total distributions to shareholders	(1.06)

Net Asset Value, End of Period	$11.49
Total return (c)(d)(e)	7.50%

Ratios to Average Net Assets/Supplemental Data:
Net expenses before interest expense (f)(g)	1.91%
Interest expense (g)(h)	—%
Net expenses (f)(g)	1.91%
Waiver/Reimbursement (g)	0.30%
Net investment loss (f)(g)	(0.97)%
Portfolio turnover rate (e)	78%
Net assets, end of period (000s)	$2

(a)	Class R shares commenced operations on September 27, 2010. Per share data and total return reflect activity from that date.

(b)	Per share data was calculated using the average shares outstanding during the period.

(c)	Total return at net asset value.
(d)	Had the Investment Manager and/or any of its affiliates not waived fees or reimbursed a portion of expenses, total return would have been reduced.

(e)	Not annualized.

(f)	The benefits derived from expense reduction had an impact of less than 0.01%.

(g)	Annualized.

(h)	Rounds to less than 0.01%.

See Accompanying Notes to Financial Statements.

20

Financial Highlights – Columbia Emerging Markets Fund

Selected data for a share outstanding throughout the period is as follows:

Class W Shares	Period Ended March 31, 2011 (a)
Net Asset Value, Beginning of Period	$11.70

Income from Investment Operations:
Net investment loss (b)	(0.02)
Net realized and unrealized gain on investments, foreign currency and foreign capital gains tax	0.88

Total from investment operations	0.86

Less Distributions to Shareholders:
From net investment income	(0.08)
From net realized gains	(1.00)

Total distributions to shareholders	(1.08)

Net Asset Value, End of Period	11.48
Total Return (c)(d)(e)	7.61%

Ratios to Average Net Assets/Supplemental Data:
Net expenses before interest expense (f)(g)	1.65%
Interest expense (g)(h)	—%
Net expenses (f)(g)	1.65%
Waiver/Reimbursement (g)	0.30%
Net investment loss (f)(g)	(0.41)%
Portfolio turnover rate (e)	78%
Net assets, end of period (000s)	$50,623

(a)	Class W shares commenced operations on September 27, 2010. Per share data and total return reflect activity from that date.

(b)	Per share data was calculated using the average shares outstanding during the period.

(c)	Total return at net asset value.

(d)	Had the Investment Manager and/or any of its affiliates not waived fees or reimbursed a portion of expenses, total return would have been reduced.

(e)	Not annualized.

(f)	The benefits derived from expense reduction had an impact of less than 0.01%.

(g)	Annualized.

(h)	Rounds to less than 0.01%.

See Accompanying Notes to Financial Statements.

21

Financial Highlights – Columbia Emerging Markets Fund

Selected data for a share outstanding throughout each period is as follows:

	Year Ended March 31,
Class Z Shares	2011		2010		2009	2008 (a)(b)		2007
Net Asset Value, Beginning of Period	$11.26		$6.42		$14.94	$14.06		$12.60

Income from Investment Operations:
Net investment income (c)	0.06		0.05		0.11	0.12	(d)	0.07
Net realized and unrealized gain (loss) on investments, foreign currency and foreign capital gains tax	1.74		4.97		(6.38)	2.04		2.16

Total from investment operations	1.80		5.02		(6.27)	2.16		2.23

Less Distributions to Shareholders:
From net investment income	(0.11)		(0.18)		—	(0.12)		(0.08)
From net realized gains	(1.46)		—		(2.26)	(1.16)		(0.69)

Total distributions to shareholders	(1.57)		(0.18)		(2.26)	(1.28)		(0.77)

Redemption Fees:
Redemption fees added to paid-in-capital	—		—	(c)(e)	0.01 (c)	—	(c)(e)	—	(c)(e)
Net Asset Value, End of Period	$11.49		$11.26		$6.42	$14.94		$14.06
Total return (f)(g)	17.16%		78.84%		(49.37)%	14.31%		17.98%

Ratios to Average Net Assets/Supplemental Data:
Net expenses before interest expense (h)	1.40%		1.49%		1.70%	1.85%		1.85%
Interest expense	—	%(i)	—	%(i)	0.01%	—	%(i)	—
Net expenses (h)	1.40%		1.49%		1.71%	1.85%		1.85%
Waiver/Reimbursement	0.31%		0.03%		0.18%	0.04%		0.05%
Net investment income (h)	0.52%		0.47%		1.01%	0.73%		0.50%
Portfolio turnover rate	78%		74%		82%	29%		16%
Net assets, end of period (000s)	$326,675		$396,849		$237,412	$1,014,715		$1,092,481

(a)	On March 31, 2008, Shares class of Emerging Markets Fund, a series of Excelsior Funds, Inc., was reorganized into Class Z. The financial information of Class Z includes the financial information of Emerging Markets Fund’s Shares class.

(b)	On March 31, 2008, Emerging Markets Fund’s Institutional Shares class was reorganized into the Fund’s Class Z.

(c)	Per share data was calculated using the average shares outstanding during the period.

(d)	Net investment income per share reflects a special dividend. The effect of this dividend amounted to $0.03 per share.

(e)	Rounds to less than $0.01 per share.

(f)	Had the Investment Manager and/or any of its affiliates not waived fees or reimbursed a portion of expenses, total return would have been reduced.

(g)	Total return at net asset value assuming all distributions reinvested.

(h)	The benefits derived from expense reduction had an impact of less than 0.01%.

(i)	Rounds to less than 0.01%.

See Accompanying Notes to Financial Statements.

22

Notes to Financial Statements – Columbia Emerging Markets Fund

March 31, 2011

Note 1. Organization

Columbia Emerging Markets Fund (the Fund), a series of Columbia Funds Series Trust I (the Trust), is a diversified fund. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust.

After the close of business on April 30, 2010, Ameriprise Financial, Inc. (Ameriprise Financial) acquired a portion of the asset management business of Columbia Management Group, LLC (the Transaction), including the business of managing the Fund. In connection with the closing of the Transaction (the Closing), RiverSource Investments, LLC, a wholly owned subsidiary of Ameriprise Financial, became the investment manager of the Fund and changed its name to Columbia Management Investment Advisers, LLC (the Investment Manager).

Investment Objective

The Fund seeks long-term capital appreciation.

Fund Shares

The Trust has unlimited authorized shares of beneficial interest. The Fund offers Class A, Class C, Class I, Class R, Class W and Class Z shares. On December 28, 2010, the Investment Manager exchanged Class Z shares of the Fund valued at $54,696,984 for Class I shares of the Fund. All share classes have identical voting, dividend and liquidation rights. Each share class has its own expense structure and sales charges, as applicable.

Class A shares are subject to a maximum front-end sales charge of 5.75% based on the initial investment amount. Class A shares purchased without an initial sales charge in accounts aggregating $1 million to $50 million at the time of purchase are subject to a 1.00% contingent deferred sales charge (CDSC) if the shares are sold within 18 months of purchase, charged as follows: 1.00% CDSC if redeemed within 12 months of purchase, and 0.50% CDSC if redeemed more than 12, but less than 18 months after purchase.

Class C shares are subject to a 1.00% CDSC on shares redeemed within one year of purchase.

Class I shares are not subject to sales charges and are available only to the Columbia Family of Funds. Class I shares commenced operations on September 27, 2010.

Class R shares are not subject to sales charges and are available only to qualifying institutional investors. Class R shares commenced operations on September 27, 2010.

Class W shares are not subject to sales charges and are available only to investors purchasing through authorized investment programs managed by investment professionals, including discretionary managed account programs. Class W shares commenced operations on September 27, 2010.

Class Z shares are not subject to sales charges and are available only to certain investors, as described in the Fund’s prospectus.

Note 2. Summary of Significant Accounting Policies

The preparation of financial statements in accordance with U.S. generally accepted accounting principles (GAAP) requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates.

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements.

Security Valuation

Equity securities are valued at the last sale price on the principal exchange on which they trade, except for securities traded on the NASDAQ, which are valued at the NASDAQ official close price. Unlisted securities or listed securities for which there were no sales during the day are valued at the closing bid price on such exchanges or over-the-counter markets.

Short-term investments maturing in 60 days or less are valued at amortized cost, which approximates market value.

Foreign securities are generally valued at the last sale price on the foreign exchange or market on which they trade. If any foreign share prices are not readily available as a result of limited share activity, the securities are valued at the last sale price of the local shares in the principal market in which such securities are normally traded.

Generally, trading in foreign securities is substantially completed each day at various times prior to the close of the New York Stock Exchange (NYSE). The values of such securities used in computing the net asset value of the Fund’s shares are determined as of such times. Foreign currency exchange rates are generally determined at 4:00 p.m. Eastern (U.S.) time. Occasionally, events affecting the values of such foreign securities and such exchange rates may occur between the times at which they are determined and the close of the

23

Columbia Emerging Markets Fund

March 31, 2011

customary trading session of the NYSE, which would not be reflected in the computation of the Fund’s net asset value. If events materially affecting the values of such foreign securities occur and it is determined that market quotations are not reliable, then these foreign securities will be valued at their fair value using procedures approved by the Board of Trustees.

The Fund may use a systematic fair valuation model provided by an independent third party to value securities principally traded in foreign markets. The third party pricing service takes into account multiple factors, including, but not limited to, movements in the U.S. securities markets, certain depositary receipts, futures contracts and foreign exchange rates that have occurred subsequent to the close of the foreign exchange, to determine a good faith estimate that reasonably reflects the current market conditions as of the close of the NYSE. The fair value of a security is likely to be different from the quoted or published price, if available.

Investments for which market quotations are not readily available, or that have quotations which management believes are not reliable, are valued at fair value as determined in good faith under consistently applied procedures established by and under the general supervision of the Board of Trustees. If a security is valued at fair value, such value is likely to be different from the last quoted market price for the security. The determination of fair value often requires significant judgment. To determine fair value, management may use assumptions including but not limited to future cash flows and estimated risk premiums. Multiple inputs from various sources may be used to determine value.

Foreign Currency Transactions and Translations

The values of all assets and liabilities quoted in foreign currencies are translated into U.S. dollars at that day’s exchange rates. Net realized and unrealized gains (losses) on foreign currency transactions and translations include gains (losses) arising from the fluctuation in exchange rates between trade and settlement dates on securities transactions, gains (losses) arising from the disposition of foreign currency and currency gains (losses) between the accrual and payment dates on dividends, interest income and foreign withholding taxes.

For financial statement purposes, the Fund does not distinguish that portion of gains (losses) on investments which is due to changes in foreign exchange rates from that which is due to changes in market prices of the investments. Such fluctuations are included with the net realized and unrealized gains (losses) on investments on the Statement of Operations.

Repurchase Agreements

The Fund may engage in repurchase agreement transactions with institutions that the Investment Manager has determined are creditworthy. The Fund, through the custodian, receives delivery of the underlying securities collateralizing a repurchase agreement. The Investment Manager is responsible for determining that the collateral is at least equal, at all times, to the value of the repurchase obligation including interest. A repurchase agreement transaction involves certain risks in the event of default or insolvency of the counterparty. These risks include possible delays in or restrictions on the Fund’s ability to dispose of the underlying securities and a possible decline in the value of the underlying securities during the period while the Fund seeks to assert its rights.

Security Transactions

Security transactions are accounted for on the trade date. Cost is determined and gains (losses) are based upon the specific identification method for both financial statement and federal income tax purposes.

Income Recognition

Interest income is recorded on the accrual basis.

Corporate actions and dividend income are recorded net of any non-reclaimable tax withholdings, on the ex-dividend date or upon receipt of ex-dividend notification in the case of certain foreign securities.

Awards from class action litigation are recorded as a reduction of cost if the Fund still owns the applicable securities on the payment date. If the Fund no longer owns the applicable securities, the proceeds are recorded as realized gains.

Expenses

General expenses of the Trust are allocated to the Fund and other series of the Trust based upon relative net assets or other expense allocation methodologies determined by the nature of the expense. Expenses directly attributable to a specific class of shares are charged to that share class. Expenses directly attributable to the Fund are charged to the Fund.

Determination of Class Net Asset Value

All income, expenses (other than class-specific expenses which are charged directly to a share class, as shown in the Statement of Operations) and realized and unrealized gains (losses) are allocated to each class of the Fund on a daily basis, based on the relative net assets of each class, for purposes of determining the net asset value of each class.

24

Columbia Emerging Markets Fund

March 31, 2011

Federal Income Tax Status

The Fund intends to qualify each year as a regulated investment company under Subchapter M of the Internal Revenue Code, as amended, and will distribute substantially all of its taxable income, if any, for its tax year, and as such will not be subject to federal income taxes. In addition, the Fund intends to distribute in each calendar year substantially all of its net investment income, capital gains and certain other amounts, if any, such that the Fund should not be subject to federal excise tax. Therefore, no federal income or excise tax provision is recorded.

Foreign Taxes

The Fund may be subject to foreign taxes on income and/or gains on investments or currency repatriation, a portion of which may be recoverable. The Fund will accrue such taxes and recoveries as applicable, based upon its current interpretation of tax rules and regulations that exist in the markets in which it invests.

Realized gains in certain countries may be subject to foreign taxes at the Fund level, at rates ranging from approximately 10% to 15%. The Fund accrues for such foreign taxes on net realized and unrealized gains at the appropriate rate for each jurisdiction.

Distributions to Shareholders

Distributions from net investment income, if any, are declared and paid semi-annually. Net realized capital gains, if any, are distributed at least annually. Income distributions and capital gain distributions are determined in accordance with federal income tax regulations which differ from GAAP.

Indemnifications

Under the Trust’s organizational documents and, in some cases, by contract, its officers and directors are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, certain of the Fund’s contracts with its service providers contain general indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown since the amount of any future claims that may be made against the Fund cannot be determined and the Fund has no historical basis for predicting the likelihood of any such claims.

Note 3. Fees and Compensation Paid to Affiliates

Investment Management Fee

Under an Investment Management Services Agreement (IMSA), the Investment Manager determines which securities will be purchased, held or sold. The management fee is equal to a percentage of the Fund’s average daily net assets that declines from 1.15% to 0.52% as the Fund’s net assets increase.

Prior to the Closing, Columbia Management Advisors, LLC (Columbia), an indirect, wholly owned subsidiary of Bank of America Corporation (BOA), provided investment management services to the Fund under the same fee structure. The effective management fee rate for the year ended March 31, 2011, was 1.15% of the Fund’s average daily net assets.

Administration Fee

Effective upon the Closing, the Investment Manager provides administration and accounting services to the Fund under an Administrative Services Agreement, including services previously performed under the Pricing and Bookkeeping Oversight and Services Agreement (the Services Agreement) as discussed in the Pricing and Bookkeeping Fees note below. The Fund pays an annual administration fee equal to 0.20% of the Fund’s average daily net assets less the fees payable by the Fund as described under the Pricing and Bookkeeping Fees note below. Prior to the Closing, Columbia provided administrative services to the Fund at the same fee rates.

Pricing and Bookkeeping Fees

Prior to the Closing, the Fund entered into a Financial Reporting Services Agreement (the Financial Reporting Services Agreement) with State Street Bank and Trust Company (State Street) and Columbia pursuant to which State Street provides financial reporting services to the Fund. The Fund also entered into an Accounting Services Agreement (collectively with the Financial Reporting Services Agreement, the State Street Agreements) with State Street and Columbia pursuant to which State Street provides accounting services to the Fund. Upon the Closing, Columbia assigned and delegated its rights and obligations under the State Street Agreements to the Investment Manager. Under the State Street Agreements, the Fund pays State Street an annual fee of $38,000 paid monthly plus an additional monthly fee based on an annualized percentage rate of average daily net assets of the Fund for the month. The aggregate fee will not exceed $140,000 per year (exclusive of out-of-pocket expenses and charges). The Fund also reimburses State Street for certain out-of-pocket expenses and charges.

Also prior to the Closing, the Fund entered into the Services Agreement with Columbia. Under the Services Agreement, Columbia provided services related to Fund expenses and the requirements of the Sarbanes-Oxley Act of 2002, and provided

25

Columbia Emerging Markets Fund

March 31, 2011

oversight of the accounting and financial reporting services provided by State Street. Under the Services Agreement, the Fund reimbursed Columbia for out-of-pocket expenses and charges, including fees payable to third parties, such as for pricing the Fund’s portfolio securities, incurred by Columbia in the performance of services under the Services Agreement. The Services Agreement was terminated upon the Closing. These services are now provided under the Administrative Services Agreement discussed above.

Transfer Agent Fee

In connection with the Closing, RiverSource Service Corporation, a wholly owned subsidiary of Ameriprise Financial, provides transfer agency services to the Fund under a Transfer Agency Agreement and changed its name to Columbia Management Investment Services Corp. (the Transfer Agent). The Transfer Agent has contracted with Boston Financial Data Services (BFDS) to serve as sub-transfer agent.

The Transfer Agent receives monthly account-based service fees based on the number of open accounts and is reimbursed by the Fund for the fees and expenses the Transfer Agent pays to financial intermediaries that maintain omnibus accounts with the Fund that is a percentage of the average aggregate value of the Fund’s shares maintained in each such omnibus account (other than omnibus accounts for which American Enterprise Investment Services Inc. is the broker of record or accounts where the beneficial shareholder is a customer of Ameriprise Financial Services, Inc., which are paid a per account fee). The Transfer Agent pays the fees of BFDS for services as sub-transfer agent and, is not entitled to reimbursement for such fees from the Fund (with the exception of out-of-pocket fees). The Transfer Agent also receives compensation from fees for various shareholder services and reimbursements for certain out-of -pocket expenses. Class I shares do not pay any transfer agency fees.

Prior to the Closing, Columbia Management Services, Inc., an affiliate of Columbia and an indirect, wholly owned subsidiary of BOA, provided transfer agency services to the Fund and contracted with BFDS to serve as sub-transfer agent, under the same fee structure.

For the year ended March 31, 2011, the Fund’s effective transfer agent fee rate for each class, with the exception of Class I shares, as a percentage of each class’ average daily net assets was as follows:

Class A	Class C	Class R	Class W	Class Z
0.10%	0.10%	0.11%	0.11%	0.10%

An annual minimum account balance fee of $20 may apply to certain accounts with a value below the Fund’s initial minimum investment requirements to reduce the impact of small accounts on transfer agent fees. These minimum account balance fees are recorded as part of expense reductions on the Statement of Operations. For the year ended March 31, 2011, no minimum account balance fees were charged by the Fund.

Underwriting Discounts, Service and Distribution Fees

In connection with the Closing, RiverSource Fund Distributors, Inc., an indirect wholly owned subsidiary of Ameriprise Financial, provides distribution and shareholder services to the Fund and changed its name to Columbia Management Investment Distributors, Inc. (the Distributor). Pursuant to Rule 12b-1 under the 1940 Act, the Board of Trustees has approved, and the Fund has adopted, distribution and shareholder service plans (the Plans) which set the distribution and service fees for the Fund. These fees are calculated daily and are intended to compensate the Distributor and/or eligible selling and/or servicing agents for selling shares of the Fund and providing services to investors.

The Plans require the payment of a monthly service fee to the Distributor at the maximum annual rate of 0.25% of the average daily net assets attributable to Class A, Class C and Class W shares of the Fund. The Plans also require the payment of a monthly distribution fee to the Distributor at the maximum annual rates of 0.75% of the average daily net assets attributable to Class C shares, 0.50% of the average daily net assets attributable to Class R shares and 0.25% of the average daily net assets attributable to Class W shares.

The Fund may pay a distribution fee of up to 0.25% of the Fund’s average daily net assets attributable to Class W shares and a service fee of up to 0.25% of the Fund’s average daily net assets attributable to Class W shares, provided, however, that the aggregate fee shall not exceed 0.25% of the Fund’s average daily net assets attributable to Class W shares.

Prior to the Closing, Columbia Management Distributors, Inc., an affiliate of Columbia and an indirect, wholly owned subsidiary of BOA, was the principal underwriter of the Fund’s shares. There were no changes to the underwriting discount structure of the Fund or the service or distribution fee rates paid by the Fund as a result of the Transaction.

Sales Charges

Sales charges, including front-end and CDSC’s, received by the Distributor for distributing Fund shares were $9,653 for Class A and $1,767 for Class C shares for the year ended March 31, 2011.

26

Columbia Emerging Markets Fund

March 31, 2011

Fee Waivers and Expense Reimbursements

The Investment Manager has voluntarily agreed to bear a portion of the Fund’s expenses so that the Fund’s ordinary operating expenses (excluding any brokerage commissions, interest, taxes and extraordinary expenses, but including custodian charges relating to overdrafts, if any), after giving effect to any balance credits from the Fund’s custodian, do not exceed the annual rates of 1.65%, 2.40%, 1.33%, 1.90%, 1.65% and 1.40% of the Fund’s average daily net assets attributable to Class A, Class C, Class I, Class R, Class W and Class Z shares, respectively. The Investment Manager, in its discretion, may revise or discontinue this arrangement at any time. Prior to May 1, 2010, Columbia voluntarily reimbursed a portion of the Fund’s expenses so that the Fund’s ordinary operating expenses (excluding any distribution and service fees, brokerage commissions, interest, taxes and extraordinary expenses, but including custodian charges relating to overdrafts, if any), after giving effect to any balance credits from the Fund’s custodian, did not exceed 1.40% of the Fund’s average daily net assets on an annualized basis.

Fees Paid to Officers and Trustees

In connection with the Closing, all officers of the Fund are employees of the Investment Manager or its affiliates and, with the exception of the Fund’s Chief Compliance Officer, receive no compensation from the Fund. The Board of Trustees has appointed a Chief Compliance Officer to the Fund in accordance with federal securities regulations. The Fund, along with other affiliated funds, pays its pro-rata share of the expenses associated with the Chief Compliance Officer. The Fund’s expenses for the Chief Compliance Officer will not exceed $15,000 per year. Prior to the Closing, all officers of the Fund were employees of Columbia or its affiliates and the Fund paid its pro-rata share of the expenses for the Chief Compliance Officer under the same fee structure.

Trustees are compensated for their services to the Fund, as set forth on the Statement of Operations. The Trust’s eligible Trustees may participate in a deferred compensation plan which may be terminated at any time. Obligations of the plan will be paid solely out of the Fund’s assets.

Note 4. Custody Credits

The Fund has an agreement with its custodian bank under which custody fees may be reduced by balance credits. These credits are recorded as part of expense reductions on the Statement of Operations. The Fund could have invested a portion of the assets utilized in connection with the expense offset arrangement in an income-producing asset if it had not entered into such an agreement. For the year ended March 31, 2011, these custody credits reduced total expenses by $25 for the Fund.

Note 5. Portfolio Information

The cost of purchases and proceeds from sales of securities, excluding short-term obligations, aggregated $345,444,927 and $320,006,233, respectively, for the year ended March 31, 2011.

Note 6. Shareholder Concentration

As of March 31, 2011, four shareholder accounts owned 70.1% of the outstanding shares of the Fund. Purchase and redemption activity of these accounts may have a significant effect on the operations of the Fund.

Note 7. Line of Credit

Prior to March 28, 2011, the Fund and other affiliated funds participated in a $280,000,000 committed, unsecured revolving line of credit provided by State Street. Effective March 28, 2011, the commitment was reduced to $225,000,000. The maximum amount that may be borrowed by any fund is limited to the lesser of $200,000,000 and the Fund’s borrowing limit set forth in the Fund’s registration statement. Borrowings are available for short-term liquidity or temporary or emergency purposes.

Effective October 14, 2010, interest is charged to each participating fund based on the fund’s borrowings at a rate per annum equal to the greater of the Federal Funds Rate plus 1.25% or the overnight LIBOR Rate plus 1.25%. In addition, a commitment fee of 0.125% per annum is accrued and apportioned among the participating funds pro rata based on their relative net assets.

For the year ended March 31, 2011, the average daily loan balance outstanding on days where borrowing existed was $2,310,000 at a weighted average interest rate of 1.504%.

Note 8. Federal Tax Information

The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. Reclassifications are made to the Fund’s capital accounts for permanent tax differences to reflect income and gains available for distribution (or available capital loss carryforwards) under income tax regulations.

For the year ended March 31, 2011, permanent book and tax basis differences resulting primarily from differing treatments for foreign

27

Columbia Emerging Markets Fund

March 31, 2011

currency transactions, passive foreign investment company (“PFIC”) adjustments, distribution reclassifications, foreign capital gains tax and proceeds from litigation settlements were identified and reclassified among the components of the Fund’s net assets as follows:

Overdistributed Net Investment Income	Accumulated Net Realized Gain	Paid-In Capital
$(534,077)	$534,077	$—

Net investment income and net realized gains (losses), as disclosed on the Statement of Operations, and net assets were not affected by this reclassification.

The tax character of distributions paid during the years ended March 31, 2011 and March 31, 2010 was as follows:

	March 31, 2011	March 31, 2010
Ordinary Income*	$3,268,726	$5,987,918
Long-Term Capital Gains	54,241,480	738,148

*	For tax purposes short-term capital gain distributions, if any, are considered ordinary income distributions.

As of March 31, 2011, the components of distributable earnings on a tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Net Unrealized Appreciation*
$—	$22,893,199	$162,351,328

*	The differences between book-basis and tax-basis net unrealized appreciation are primarily due to deferral of losses from wash sales.

Unrealized appreciation and depreciation at March 31, 2011, based on cost of investments for federal income tax purposes were:

Unrealized appreciation	$165,334,093
Unrealized depreciation	(2,982,765)

Net unrealized appreciation	$162,351,328

The following capital loss carryforwards may be available to reduce taxable income arising from future net realized gains on investments, if any, to the extent permitted by the Internal Revenue Code:

Year of Expiration	Capital Loss Carryforwards
2012	$249,452
2014	36,739

$286,191

Capital loss carryforwards of $249,452 were utilized during the year ended March 31, 2011.

Under current tax rules, certain currency and capital losses realized after October 31 may be deferred and treated as occurring on the first day of the following fiscal year. As of March 31, 2011, post-October currency losses of $1,269,242 attributed to security transactions were deferred to April 1, 2011.

Management of the Fund has concluded that there are no significant uncertain tax positions that would require recognition in the financial statements. However, management’s conclusion may be subject to review and adjustment at a later date based on factors including, but not limited to, new tax laws, regulations, and administrative interpretations (including relevant court decisions). The Fund’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.

Note 9. Significant Risks and Contingencies

Foreign Securities Risk

Investing in foreign securities may include certain risks and considerations not typically associated with investing in U.S. securities, such as fluctuating currency values and changing local and regional economic, political and social conditions, which may result in greater market volatility. In addition, certain foreign securities may not be as liquid as U.S. securities. Investing in emerging markets may accentuate these risks.

Investments in emerging market countries are subject to additional risk. The risk of foreign investments is typically increased in less developed countries. These countries are also more likely to experience high levels of inflation, deflation or currency devaluation which could hurt their economies and securities markets.

Note 10. Subsequent Events

The Investment Manager has evaluated the events and transactions that have occurred through the date the financial statements were issued. Other than as noted below there were no items requiring adjustment of the financial statements or additional disclosure.

28

Columbia Emerging Markets Fund

March 31, 2011

Effective May 16, 2011, the line of credit commitment with State Street was reduced to $150,000,000, and the maximum amount that may be borrowed by any fund was limited to the lesser of $120,000,000 and the Fund’s borrowing limit set forth in the Fund’s registration statement.

Note 11. Information Regarding Pending and Settled Legal Proceedings

In June 2004, an action captioned John E. Gallus et al. v. American Express Financial Corp. and American Express Financial Advisors Inc. was filed in the United States District Court for the District of Arizona. The plaintiffs allege that they are investors in several American Express Company (now known as RiverSource) mutual funds and they purport to bring the action derivatively on behalf of those funds under the Investment Company Act of 1940. The plaintiffs allege that fees allegedly paid to the defendants by the funds for investment advisory and administrative services are excessive. The plaintiffs seek remedies including restitution and rescission of investment advisory and distribution agreements. The plaintiffs voluntarily agreed to transfer this case to the United States District Court for the District of Minnesota (the District Court). In response to defendants’ motion to dismiss the complaint, the District Court dismissed one of plaintiffs’ four claims and granted plaintiffs limited discovery. Defendants moved for summary judgment in April 2007. Summary judgment was granted in the defendants’ favor on July 9, 2007. The plaintiffs filed a notice of appeal with the Eighth Circuit Court of Appeals (the Eighth Circuit) on August 8, 2007. On April 8, 2009, the Eighth Circuit reversed summary judgment and remanded to the District Court for further proceedings. On August 6, 2009, defendants filed a writ of certiorari with the U.S. Supreme Court (the Supreme Court), asking the Supreme Court to stay the District Court proceedings while the Supreme Court considers and rules in a case captioned Jones v. Harris Associates, which involves issues of law similar to those presented in the Gallus case. On March 30, 2010, the Supreme Court issued its ruling in Jones v. Harris Associates, and on April 5, 2010, the Supreme Court vacated the Eighth Circuit’s decision in the Gallus case and remanded the case to the Eighth Circuit for further consideration in light of the Supreme Court’s decision in Jones v. Harris Associates. On June 4, 2010, the Eighth Circuit remanded the Gallus case to the District Court for further consideration in light of the Supreme Court’s decision in Jones v. Harris Associates. On December 9, 2010, the District Court reinstated its July 9, 2007 summary judgment order in favor of the defendants. On January 10, 2011, plaintiffs filed a notice of appeal with the Eighth Circuit.

In December 2005, without admitting or denying the allegations, American Express Financial Corporation (AEFC, which is now known as Ameriprise Financial, Inc. (Ameriprise Financial)), entered into settlement agreements with the Securities and Exchange Commission (SEC) and Minnesota Department of Commerce (MDOC) related to market timing activities. As a result, AEFC was censured and ordered to cease and desist from committing or causing any violations of certain provisions of the Investment Advisers Act of 1940, the Investment Company Act of 1940, and various Minnesota laws. AEFC agreed to pay disgorgement of $10 million and civil money penalties of $7 million. AEFC also agreed to retain an independent distribution consultant to assist in developing a plan for distribution of all disgorgement and civil penalties ordered by the SEC in accordance with various undertakings detailed at http://www.sec.gov/litigation/admin/ia-2451.pdf. Ameriprise Financial and its affiliates have cooperated with the SEC and the MDOC in these legal proceedings, and have made regular reports to the funds’ Boards of Directors/Trustees.

Ameriprise Financial and certain of its affiliates have historically been involved in a number of legal, arbitration and regulatory proceedings, including routine litigation, class actions, and governmental actions, concerning matters arising in connection with the conduct of their business activities. Ameriprise Financial believes that the Funds are not currently the subject of, and that neither Ameriprise Financial nor any of its affiliates are the subject of, any pending legal, arbitration or regulatory proceedings that are likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds. Ameriprise Financial is required to make 10-Q, 10-K and, as necessary, 8-K filings with the Securities and Exchange Commission on legal and regulatory matters that relate to Ameriprise Financial and its affiliates. Copies of these filings may be obtained by accessing the SEC website at www.sec.gov.

There can be no assurance that these matters, or the adverse publicity associated with them, will not result in increased fund redemptions, reduced sale of fund shares or other adverse consequences to the Funds. Further, although we believe proceedings are not likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds, these proceedings are subject to uncertainties and, as such, we are unable to estimate the possible loss or range of loss that may result. An adverse outcome in one or more of these proceedings could result in adverse judgments, settlements, fines, penalties or other relief that could have a material adverse effect on the consolidated financial condition or results of operations of Ameriprise Financial.

29

Report of Independent Registered Public Accounting Firm

To the Trustees of Columbia Funds Series Trust I and the Shareholders of Columbia Emerging Markets Fund

In our opinion, the accompanying statement of assets and liabilities, including the investment portfolio, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Columbia Emerging Markets Fund (the “Fund”) (a series of Columbia Funds Series Trust I) at March 31, 2011, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at March 31, 2011 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Boston, Massachusetts

May 20, 2011

30

Federal Income Tax Information (Unaudited) – Columbia Emerging Markets Fund

The Fund hereby designates as a capital gain dividend with respect to the fiscal year ended March 31, 2011, $64,332,465, or, if subsequently determined to be different, the net capital gain of such year.

Foreign taxes paid during the fiscal year ended March 31, 2011, of $1,309,280 are being passed through to shareholders. This represents $0.03 per share. Eligible shareholders may claim this amount as a foreign tax credit.

Gross income derived from sources within foreign countries was $8,495,886 ($0.20 per share) for the fiscal year ended March 31, 2011.

1.50% of the ordinary income distributed by the Fund for the fiscal year ended March 31, 2011, qualifies for the corporate dividends received deduction.

For non-corporate shareholders 100.00%, or the maximum amount allowable under the Jobs and Growth Tax Relief Reconciliation Act of 2003, of ordinary income distributed by the Fund for the fiscal year ended March 31, 2011 may represent qualified dividend income.

The Fund will notify shareholders in January 2012 of amounts for use in preparing 2011 income tax returns.

31

Fund Governance

The Trustees serve terms of indefinite duration. The names, addresses and birth years of the Trustees and Officers of the Funds in Columbia Funds Series Trust I, the year each was first elected or appointed to office, their principal business occupations during at least the last five years, the number of Funds overseen by each Trustee and other directorships they hold are shown below, as of May 2, 2011. Each officer listed below serves as an officer of each Fund in Columbia Funds Series Trust I.

Independent Trustees

Name, Address and Year of Birth, Position with Funds, Year First Elected or Appointed to Office	Principal Occupation(s) During Past Five Years, Number of Funds in Columbia Funds Complex Overseen by Trustee, Other Directorships Held

John D. Collins (born 1938)
c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Boston, MA 02110 Trustee (since 2005)

Retired. Consultant, KPMG, LLP (accounting and tax firm) from July 1999 to June 2000; Partner, KPMG, LLP from March 1962 to June 1999. Oversees 46; Mrs. Fields

Original Cookies, Inc. (consumer products); Suburban Propane Partners, L.P.; and Montpelier Re (insurance underwriting firm)

Rodman L. Drake (born 1943)
c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Boston, MA 02110 Trustee (since 1994) and Chairman of the Board (since 2009)	Independent consultant since 2010; Co-Founder of Baringo Capital LLC (private equity) from 1997 to 2008; CEO of Crystal River Capital, Inc. (real estate investment trust) from 2003 to 2010; Oversees 46; Jackson Hewitt Tax Service Inc. (tax preparation services); Celgene Corporation (global biotechnology company); Student Loan Corporation (student loan provider); Crystal River Capital, Inc. from 2005 to 2010; Parsons Brinckerhoff from 1995 to 2008; the Helios Funds (closed-end funds); and Apex Silver Mines Ltd. from 2007 to 2009

Douglas A. Hacker (born 1955)
c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Boston, MA 02110 Trustee (since 1996)	Independent business executive since May 2006; Executive Vice President–Strategy of United Airlines (airline) from December 2002 to May 2006; President of UAL Loyalty Services (airline marketing company) from September 2001 to December 2002; Executive Vice President and Chief Financial Officer of United Airlines from July 1999 to September 2001. Oversees 46; Nash Finch Company (food distributor); Aircastle Limited (aircraft leasing); and SeaCube Container Leasing Ltd (container leasing)

Janet Langford Kelly (born 1957)
c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Boston, MA 02110 Trustee (since 1996)	Senior Vice President, General Counsel and Corporate Secretary, ConocoPhillips (integrated energy company) since September 2007; Deputy General Counsel–Corporate Legal Services, ConocoPhillips from August 2006 to August 2007; Partner, Zelle, Hofmann, Voelbel, Mason & Gette LLP (law firm) from March 2005 to July 2006; Adjunct Professor of Law, Northwestern University, from September 2004 to June 2006; Director, UAL Corporation (airline) from February 2006 to July 2006; Oversees 46; None

William E. Mayer (born 1940)
c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Boston, MA 02110 Trustee (since 1994)	Partner, Park Avenue Equity Partners (private equity) since February 1999; Dean and Professor, College of Business and Management, University of Maryland from 1992 to 1996. Oversees 46; DynaVox Inc. (software developer); Lee Enterprises (print media), WR Hambrecht + Co. (financial service provider); BlackRock Kelso Capital Corporation (investment company)

32

Fund Governance (continued)

Independent Trustees (continued)

Name, Address and Year of Birth, Position with Funds, Year First Elected or Appointed to Office	Principal Occupation(s) During Past Five Years, Number of Funds in Columbia Funds Complex Overseen by Trustee, Other Directorships Held

David M. Moffett (born 1952)
c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Boston, MA 02110 Trustee (since 2011)	Retired. Chief Executive Officer, Federal Home Loan Mortgage Corporation, from 2008 to 2009; Senior Adviser, Global Financial Services Group, Carlyle Group, Inc., from 2007 to 2008; Vice Chairman and Chief Financial Officer, U.S. Bancorp, from 1993 to 2007. Oversees 46; CIT Group Inc. (commercial and consumer finance), eBay Inc. (online trading community), MBIA Corp (financial service provider), E.W. Scripps Co. (print and television media), Building Materials Holding Corp. (building materials and construction services), and University of Oklahoma Foundation.

Charles R. Nelson (born 1942)
c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Boston, MA 02110 Trustee (since 1981)	Professor of Economics, University of Washington, since January 1976; Ford and Louisa Van Voorhis Professor of Political Economy, University of Washington, since September 1993; Adjunct Professor of Statistics, University of Washington, since September 1980; Associate Editor, Journal of Money Credit and Banking, 1993-2008; Consultant on econometric and statistical matters. Oversees 46; None

John J. Neuhauser (born 1943)
c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Boston, MA 02110 Trustee (since 1984)	President, Saint Michael’s College, since August 2007; Director or Trustee of several non-profit organization, including Fletcher Allen Health Care, Inc.; University Professor, Boston College from November 2005 to August 2007; Academic Vice President and Dean of Faculties, Boston College from August 1999 to October 2005. Oversees 46; Liberty All-Star Equity Fund and Liberty All-Star Growth Fund, Inc. (closed-end funds)

Jonathan Piel (born 1938)
c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Boston, MA 02110 Trustee (since 1994)	Cable television producer and website designer; The Editor, Scientific American from 1984 to 1994; Vice President, Scientific American, Inc., from 1984 to 1994; Member, Advisory Board, Stone Age Institute, Bloomington, Indiana (research institute that explores the effect of technology on human evolution); Member, Board of Directors of the National Institute of Social Sciences, New York City; Member, Board of Trustees of the William Alanson White Institute, New York City (institution for training psychoanalysts); and Member, Advisory Board, Mount Sinai Children’s Environmental Health Center, New York. Oversees 46; None

Patrick J. Simpson (born 1944)
c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Boston, MA 02110 Trustee (since 2000)	Partner, Perkins Coie LLP (law firm). Oversees 46; None

Anne-Lee Verville (born 1945)
c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Boston, MA 02110 Trustee (since 1998)	Retired since 1997 (formerly General Manager–Global Education Industry from 1994 to 1997, President–Application Systems Division from 1991 to 1994, Chief Financial Officer–US Marketing & Services from 1988 to 1991, and Chief Information Officer from 1987 to 1988, IBM Corporation (computer and technology)). Oversees 46; Enesco Group, Inc. (producer of giftware and home and garden decor products) from 2001 to 2006

33

Fund Governance (continued)

Interested Trustee

Name, Address and Year of Birth, Position with Funds, Year First Elected or Appointed to Office	Principal Occupation(s) During Past Five Years, Number of Funds in Columbia Funds Complex Overseen by Trustee, Other Directorships Held

Michael A. Jones (born 1959)
c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Boston, MA 02110 Trustee (since 2011) Senior Vice President (since 2010)	President and Director, Columbia Management Investment Advisers, LLC since May 2010; President and Director, Columbia Management Investment Distributors, Inc. since May 2010; Manager, Chairman, Chief Executive Officer and President, Columbia Management Advisors, LLC from 2007 to April 2010; Chief Executive Officer, President and Director, Columbia Management Distributors, Inc. from November 2006 to April 2010; previously, co-president and senior managing director at Robeco Investment Management. Oversees 46; None

The Statement of Additional Information includes additional information about the Trustees of the Funds and is available, without charge, upon request by calling 1-800-345-6611.

34

Fund Governance (continued)

Officers

Name, Year of Birth and Address	Principal Occupation(s) During the Past Five Years

J. Kevin Connaughton (born 1964)
225 Franklin Street Boston, MA 02110 President (since 2009)	Senior Vice President and General Manager–Mutual Fund Products, Columbia Management Investment Advisers, LLC since May 2010; President, Columbia Funds, since 2009, and RiverSource Funds, since May 2010 (previously Senior Vice President and Chief Financial Officer, Columbia Funds, from June 2008 to January 2009, Treasurer, Columbia Funds, from October 2003 to May 2008, and senior officer of various other affiliated funds since 2000); Managing Director, Columbia Management Advisors, LLC from December 2004 to April 2010.

Michael G. Clarke (born 1969)
225 Franklin Street Boston, MA 02110 Treasurer (since 2011) and Chief Financial Officer (since 2009)	Vice President, Columbia Management Investment Advisers, LLC since May 2010; Managing Director of Fund Administration, Columbia Management Advisors, LLC, from September 2004 to April 2010; senior officer of Columbia Funds and affiliated funds since 2002.

Scott R. Plummer (born 1959)
5228 Ameriprise Financial Center Minneapolis, MN 55474 Senior Vice President, Secretary and Chief Legal Officer (since 2010)	Chief Legal Officer and Assistant Secretary, Columbia Management Investment Advisers, LLC since June 2005; Vice President and Lead Chief Counsel–Asset Management, Ameriprise Financial, Inc. since May 2010 (previously Vice President and Chief Counsel–Asset Management, from 2005 to April 2010, and Vice President–Asset Management Compliance from 2004 to 2005); Vice President, Chief Counsel and Assistant Secretary, Columbia Management Investment Distributors, Inc. since 2008; Vice President, General Counsel and Secretary, Ameriprise Certificate Company since 2005; Chief Counsel, RiverSource Distributors, Inc. since 2006; Vice President, General Counsel and Secretary, RiverSource Funds, since December 2006; Senior Vice President, Secretary and Chief Legal Officer, Columbia Funds, since May 2010.

Linda J. Wondrack (born 1964)
225 Franklin Street Boston, MA 02110 Senior Vice President and Chief Compliance Officer (since 2007)	Vice President and Chief Compliance Officer, Columbia Management Investment Advisers, LLC since May 2010; Chief Compliance Officer, Columbia Funds, since 2007, and RiverSource Funds, since May 2010; Director (Columbia Management Group, LLC and Investment Product Group Compliance), Bank of America, from June 2005 to April 2010; Director of Corporate Compliance and Conflicts Officer of MFS Investment Management (investment management) from August 2004 to May 2005.

William F. Truscott (born 1960)
53600 Ameriprise Financial Center Minneapolis, MN 55474 Senior Vice President (since 2010)	Chairman of the Board, Columbia Management Investment Advisers, LLC since May 2010 (previously President, Chairman of the Board and Chief Investment Officer, from 2001 to April 2010); Chief Executive Officer, U.S. Asset Management & President, Annuities, Ameriprise Financial, Inc. since May 2010 (previously President–U.S. Asset Management and Chief Investment Officer from 2005 to April 2010, and Senior Vice President–Chief Investment Officer, from 2001 to 2005); Director, President and Chief Executive Officer, Ameriprise Certificate Company since 2006; Director, Columbia Management Investment Distributors, Inc. since May 2010 (previously Chairman of the Board and Chief Executive Officer from 2008 to April 2010); Chairman of the Board and Chief Executive Officer, RiverSource Distributors, Inc. since 2006.

35

Fund Governance (continued)

Officers (continued)

Name, Year of Birth and Address	Principal Occupation(s) During the Past Five Years

Colin Moore (born 1958)
225 Franklin Street Boston, MA 02110 Senior Vice President (since 2010)	Director and Chief Investment Officer, Columbia Management Investment Advisers, LLC since May 2010; Manager, Managing Director and Chief Investment Officer of Columbia Management Advisors, LLC from 2007 to April 2010; Head of Equities, Columbia Management Advisors, LLC from 2002 to 2007.

Amy Johnson (born 1965)
5228 Ameriprise Financial Center Minneapolis, MN 55474 Vice President (since 2010)	Senior Vice President and Chief Operating Officer, Columbia Management Investment Advisers, LLC since May 2010 (previously Chief Administrative Officer, from 2009 until April 2010, Vice President–Asset Management and Trust Company Services, from 2006 to 2009, and Vice President–Operations and Compliance from 2004 to 2006).

Joseph F. DiMaria (born 1968)
225 Franklin Street Boston, MA 02110 Vice President (since 2011) and Chief Accounting Officer (since 2008)	Vice President, Mutual Fund Administration, Columbia Management Investment Advisers, LLC, since May 2010; Director of Fund Administration, Columbia Management Advisors, LLC from January 2006 to April 2010; Head of Tax/Compliance and Assistant Treasurer, Columbia Management Advisors, LLC, from November 2004 to December 2005.

Stephen T. Welsh (born 1957)
225 Franklin Street Boston, MA 02110 Vice President (since 2006)	President and Director, Columbia Management Investment Services Corp. since May 2010; President and Director, Columbia Management Services, Inc. from July 2004 to April 2010; Managing Director, Columbia Management Distributors, Inc. from August 2007 to April 2010.

Paul D. Pearson (born 1956)
5228 Ameriprise Financial Center Minneapolis, MN 55474 Vice President and Assistant Treasurer (since 2011)	Vice President, Investment Accounting, Columbia Management Investment Advisers, LLC, since May 2010; Vice President, Managed Assets, Investment Accounting, Ameriprise Financial Corporation.

Paul B. Goucher (born 1968)
5228 Ameriprise Financial Center Minneapolis, MN 55474 Vice President and Assistant Treasurer (since 2010)	Vice President and Chief Counsel of Ameriprise Financial since January 2010 (formerly Vice President and Group Counsel from November 2008 to January 2010); Director, Managing Director and General Counsel of J. & W. Seligman & Co. Incorporated (Seligman) from July 2008 to November 2008 and Managing Director and Associate General Counsel of Seligman from January 2005 to July 2008.

Christopher O. Petersen (born 1970)
5228 Ameriprise Financial Center Minneapolis, MN 55474 Vice President and Assistant Treasurer (since 2010)	Vice President and Chief Counsel, Ameriprise Financial since January 2010 (formerly Vice President and Group Counsel or Counsel from April 2004 to January 2010); Assistant Secretary of RiverSource Funds since January 2007.

Michael E. DeFao (born 1968)
5228 Ameriprise Financial Center Minneapolis, MN 55474 Vice President and Assistant Treasurer (since 2011)	Vice President and Chief Counsel, Ameriprise Financial since May 2010; Associate General Counsel Bank of America from June 2005 to April 2010.

36

Shareholder Meeting Results

At a Joint Special Meeting of Shareholders held on February 15, 2011, shareholders of the Fund considered a proposal to approve a proposed amendment to the Investment Management Services Agreement with Columbia Management Investment Advisers, LLC. The proposal was approved as follows:

Votes For	Votes Against	Abstentions	Broker Non-Votes
253,384,921	8,642,723	4,285,787	0

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40

Important Information About This Report

The fund mails one shareholder report to each shareholder address. If you would like more than one report, please call shareholder services at 1-800-345-6611 and additional reports will be sent to you. This report has been prepared for shareholders of Columbia Emerging Markets Fund.

A description of the policies and procedures that the fund uses to determine how to vote proxies and a copy of the fund’s voting records are available (i) at www.columbiamanagement.com, (ii) on the Securities and Exchange Commission’s website at www.sec.gov, and (iii) without charge, upon request, by calling 1-800-368-0346. Information regarding how the fund voted proxies relating to portfolio securities during the 12-month period ended June 30 is available from the SEC’s website. Information regarding how the fund voted proxies relating to portfolio securities is also available from the fund’s website, www.columbiamanagement.com.

The fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The fund’s Form N-Q is available on the SEC’s website at www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling
1-800-SEC-0330.

Transfer Agent

Columbia Management Investment Services Corp.

P.O. Box 8081

Boston, MA 02266-8081

1-800-345-6611

Distributor

Columbia Management Investment

Distributors, Inc.

225 Franklin Street

Boston, MA 02110

Investment Manager

Columbia Management Investment Advisers, LLC

225 Franklin Street

Boston, MA 02110

41

Columbia Emerging Markets Fund

P.O. Box 8081

Boston, MA 02266-8081

columbiamanagement.com

This information is for use with concurrent or prior delivery of a fund prospectus. Investors should consider the investment objectives, risks, charges and expenses of a mutual fund carefully before investing. For a free prospectus, which contains this and other important information about the funds, visit columbiamanagement.com. Read the prospectus carefully before investing. The Fund is distributed by Columbia Management Investment Distributors, Inc., member FINRA, and managed by Columbia Management Investment Advisers, LLC.

©2011 Columbia Management Investment Advisers, LLC. All rights reserved.

C-1136 A (05/11)

Columbia Energy and Natural Resources Fund

Annual Report for the Period Ended March 31, 2011

The views expressed in this report reflect the current views of the respective parties. These views are not guarantees of future performance and involve certain risks, uncertainties and assumptions that are difficult to predict, so actual outcomes and results may differ significantly from the views expressed. These views are subject to change at any time based upon economic, market or other conditions and the respective parties disclaim any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Columbia Fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any particular Columbia Fund. References to specific securities should not be construed as a recommendation or investment advice.

President’s Message

Dear Shareholder:

The Columbia Management story began over 100 years ago, and today, we are one of the nation’s largest dedicated asset managers. The recent acquisition by Ameriprise Financial, Inc. brings together the talents, resources and capabilities of Columbia Management with those of RiverSource Investments, Threadneedle (acquired by Ameriprise in 2003) and Seligman Investments (acquired by Ameriprise in 2008) to build a best-in-class asset management business that we believe is truly greater than its parts.

RiverSource Investments traces its roots to 1894 when its then newly-founded predecessor, Investors Syndicate, offered a face-amount savings certificate that gave small investors the opportunity to build a safe and secure fund for retirement, education or other special needs. A mutual fund pioneer, Investors Syndicate launched Investors Mutual Fund in 1940. In the decades that followed, its mutual fund products and services lineup grew to include a full spectrum of styles and specialties. More than 110 years later, RiverSource continues to be a trusted financial products leader.

Threadneedle, a leader in global asset management and one of Europe’s largest asset managers, offers sophisticated international experience from a dedicated U.K. management team. Headquartered in London, it is named for Threadneedle Street in the heart of the city’s financial district, where British investors pioneered international and global investing. Threadneedle was acquired in 2003 and today operates as an affiliate of Columbia Management.

Seligman Investments’ beginnings date back to the establishment of the investment firm J. & W. Seligman & Co. in 1864. In the years that followed, Seligman played a major role in the geographical expansion and industrial development of the United States. In 1874, President Ulysses S. Grant named Seligman as fiscal agent for the U.S. Navy — an appointment that would last through World War I. Seligman helped finance the westward path of the railroads and the building of the Panama Canal. The firm organized its first investment company in 1929 and began managing its first mutual fund in 1930. In 2008, J. & W. Seligman & Co. Incorporated was acquired and Seligman Investments became an offering brand of RiverSource Investments, LLC.

We are proud of the rich and distinctive history of these firms, the strength and breadth of products and services they offer, and the combined cultures of pioneering spirit and forward thinking. Together we are committed to providing more for our shareholders than ever before.

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A singular focus on our shareholders. Our business is asset management, so investors are our first priority. We dedicate our resources to identifying timely investment opportunities and provide a comprehensive choice of equity, fixed-income and alternative investments to help meet your individual needs.

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First-class research and thought leadership. We are dedicated to helping you take advantage of today’s opportunities and anticipate tomorrow’s. We stay abreast of the latest investment trends and ideas, using our collective insight to evaluate events and transform them into solutions you can use.

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A disciplined investment approach. We aren’t distracted by passing fads. Our teams adhere to a rigorous investment process that helps ensure the integrity of our products and enables you and your financial advisor to match our solutions to your objectives with confidence.

When you choose Columbia Management, you can be confident that we will take the time to understand your needs and help you and your financial advisor identify the solutions that are right for you. Because at Columbia Management, we don’t consider ourselves successful unless you are.

Sincerely,

J. Kevin Connaughton

President, Columbia Funds

Investors should consider the investment objectives, risks, charges and expenses of a mutual fund carefully before investing. For a free prospectus, which contains this and other important information about the funds, visit www.columbiamanagement.com. The prospectus should be read carefully before investing.

Columbia Funds are distributed by Columbia Management Investment Distributors, Inc., member FINRA, and managed by Columbia Management Investment Advisers, LLC.

© 2011 Columbia Management Investment Advisers, LLC. All rights reserved.

Fund Profile – Columbia Energy and Natural Resources Fund

Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. Please visit www.columbiamanagement.com for daily and most recent month-end performance updates.

Summary

1-year return as of 03/31/11

+27.20% Class A shares (without sales charge)

+39.02% S&P North American Natural Resources Sector Index

Morningstar Style BoxTM

Equity Style

The Morningstar Style BoxTM is based on the fund’s portfolio holdings. For equity funds, the vertical axis shows the market capitalization of the stocks owned, and the horizontal axis shows investment style (value, blend, or growth). Information shown is based on the most recent data provided by Morningstar.

© 2011 Morningstar, Inc. All rights reserved. The Morningstar information contained herein: (1) is proprietary to Morningstar and/or its content providers; (2) may not be copied or distributed; and (3) is not warranted to be accurate, complete or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of this information.

Summary

■	For the 12-month period that ended March 31, 2011, the fund’s Class A shares returned 27.20% without sales charge.

■	The S&P North American Natural Resources Sector Index[1] returned 39.02%. The average return of funds in its peer group, the Lipper Natural Resources Funds Classification[2], was 36.30%.

■	The fund shared in the strong returns generated by a booming energy sector. An overweight in natural resources stocks early in the period detracted from the fund’s overall return.

Portfolio Management

Michael E. Hoover has managed the fund since 2010. From 1989 until joining the Investment Manager in May 2010, Mr. Hoover was associated with the fund’s previous investment adviser as an investment professional.

[1]

The Standard & Poor’s (S&P) North American Natural Resources Sector Index is a modified market capitalization-weighted equity index designed as a benchmark for U.S. traded securities in the natural resources sector. The index includes companies involved in the following categories: extractive industries, energy companies, owners and operators of timber tracts, forestry services, producers of pulp and paper and owners of plantations.

[2]

Lipper Inc., a widely respected data provider in the industry, calculates an average total return (assuming reinvestment of distributions) for mutual funds with investment objectives similar to those of the fund. Lipper makes no adjustment for the effect of sales loads.

Indices are not available for investment, are not professionally managed and do not reflect sales charges, fees, brokerage commissions, taxes or other expenses of investing. Securities in the fund may not match those in an index.

1

Economic Update – Columbia Energy and Natural Resources Fund

Summary

For the 12-month period that ended March 31, 2011

■

The U.S. stock market, as measured by the S&P 500 Index, delivered solid returns, despite a summer 2010 correction. Foreign stock market returns were also positive, as measured by the MSCI EAFE Index (Net).

S&P Index	MSCI Index

15.65%	10.42%

■

Strengthening economic growth and rising interest rates kept a lid on most bond market sectors. The Barclays Capital Aggregate Bond Index delivered modest results. However, high-yield bonds were strong performers, as measured by the JPMorgan Developed BB High Yield Index.

Barclays Aggregate Index	JPMorgan Index

5.12%	13.04%

The U.S. economy continued to expand at a solid but uneven pace over the past 12 months, as measured by gross domestic product (GDP). Although lackluster second quarter 2010 GDP growth raised fears that the economy was losing steam and might lapse back into recession, the pace picked up in the third quarter of 2010, inspiring confidence among consumers, businesses and investors. GDP expanded by 2.6% in the third quarter and 3.1% in the fourth quarter. With the Federal Reserve Board (the Fed) providing additional monetary stimulus to shore up economic growth and the extension of key tax cuts for the next two years, expectations are for continued growth in 2011. However, early estimates of first quarter 2011 growth place it just under 2.0%, a disappointment after two strong quarters and a pick-up in employment.

Consumer spending on cars, clothing and other goods generally trended higher during the 12-month period, accelerating in the fourth quarter of 2010. Holiday spending rose 5.5% between November 5, 2010 and December 24, 2010, in all retail categories, excluding automobiles, compared with the same period in 2009, according to MasterCard Advisors’ SpendingPulse, which tracks spending on all transactions including cash. Personal income surged in January 2011, as payroll tax cuts kicked in. The personal savings rate edged higher, ending February 2011, the last month for which data was available, at 5.8%.

News on the job front was increasingly positive. A good portion of the jobs added in March, April and May of 2010 were temporary, government-sponsored census positions, which began to unwind in June, July and August 2010. However, private sector payroll employment began to trend higher in the third quarter, massive layoffs declined and job growth turned solidly positive, with the addition of 444,000 new jobs in the first quarter of 2011.

Despite some glimmers of improvement early in 2010, the housing market remained troublesome throughout the period. Both new and existing home sales fell after a federal tax credit for new and repeat homebuyers expired. Distressed properties pressured prices and foreclosures continued — another drag on prices. The inventory of unsold homes ended the period higher than it started, at 8.9 and 8.6 months for new and existing homes, respectively, according to the National Association of Realtors and a joint release from the U.S. Census Bureau and the U.S. Department of Housing and Urban Development. The new year brought more disappointing news: Existing home sales fell in January 2011 after three months of sustained improvement. Tight credit and weak appraisals were cited as possible reasons for the decline.

Reports from the business side of the economy were generally positive. A key measure of the nation’s manufacturing situation — the Institute for Supply Management’s Index — took a somewhat surprising turn higher in the final months of the period. Technology spending rose 12% in 2010, according to the NPD Group, a national marketing research firm. Purchases of computers, networking and software returned to prerecession levels. Industrial production rose over the period, and manufacturing capacity utilized, per the report issued by the Fed — a key measure of the health of the manufacturing sector — edged higher.

2

Economic Update (continued) – Columbia Energy and Natural Resources Fund

Stocks moved higher despite summer 2010 decline

Against a strengthening economic backdrop, stock prices continued to rally despite a summer 2010 setback linked to a debt crisis brewing in Europe, which raised concerns among U.S. investors. These fears were short-lived and stocks regained their footing. In this environment, the S&P 500 Index1 returned 15.65% for the 12 months through March 31, 2011. Outside the United States, stock markets also delivered solid gains. The MSCI EAFE Index (Net)2, a broad gauge of stock market performance in foreign developed markets, returned 10.42% (in U.S. dollars) for the 12-month period, as concerns about the impact of a bailout for weak euro zone economies eased yet continued to restrain market performance. Emerging stock markets were strong. The MSCI Emerging Markets Index (Net)3 returned 18.46% (in U.S. dollars) for the 12-month period.

Bonds delivered modest returns

As the economy strengthened and interest rates edged higher, most bond sectors delivered modest returns. The Barclays Capital Aggregate Bond Index4 returned 5.12%. High-yield bonds led the fixed-income markets. For the 12 months covered by this report, the JPMorgan Developed BB High Yield Index5 returned 13.04% as default fears abated and investors grew more comfortable with risk. Despite rising yields in the second half of the period, the Treasury market was also positive. The Barclays Capital U.S. Treasury Index6 returned 4.53%. However, municipal bonds struggled in the second half of the period, as interest rates inched higher and issue supply surged ahead of the year-end expiration of the Build America Bonds program. The Barclays Capital Municipal Bond Index7 gained 1.63% for the period. Despite positive economic activity, the Fed kept a key short-term interest rate — the federal funds rate — close to zero, reflecting ongoing concerns about employment and the housing market.

Past performance is no guarantee of future results.

[1]	The Standard & Poor’s (S&P) 500 Index tracks the performance of 500 widely held, large-capitalization U.S. stocks.

[2]

The Morgan Stanley Capital International Europe, Australasia, Far East (MSCI EAFE) Index (Net) is a free float- adjusted market capitalization index that is designed to measure the equity market performance of developed markets, excluding the U.S. & Canada. As of December 31, 2010, the MSCI EAFE Index (Net) consisted of the following 22 developed market country indices: Australia, Austria, Belgium, Denmark, Finland, France, Germany, Greece, Hong Kong, Ireland, Israel, Italy, Japan, the Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland and the United Kingdom.

[3]

The Morgan Stanley Capital International Emerging Markets (MSCI EM) Index (Net) is a free float-adjusted market capitalization index that is designed to measure equity market performance of emerging markets. As of December 31, 2010, the MSCI EM Index (Net) consisted of the following 21 emerging market country indices: Brazil, Chile, China, Colombia, Czech Republic, Egypt, Hungary, India, Indonesia, Korea, Malaysia, Mexico, Morocco, Peru, Philippines, Poland, Russia, South Africa, Taiwan, Thailand and Turkey.

[4]

The Barclays Capital Aggregate Bond Index is a market value-weighted index that tracks the daily price, coupon, pay-downs and total return performance of fixed-rate, publicly placed, dollar-denominated and non-convertible investment grade debt issues with at least $250 million par amount outstanding and with at least one year to final maturity.

[5]	The JPMorgan Developed BB High Yield Index is an unmanaged index designed to mirror the investable universe of the U.S. dollar developed, BB-rated, high yield corporate debt market.

[6]

The Barclays Capital U.S. Treasury Index includes public obligations of the U.S. Treasury. Treasury bills are excluded by the maturity constraint. In addition, certain special issues, such as state and local government series bonds (SLGs), as well as U.S. Treasury TIPS, are excluded. STRIPS are excluded from the index because their inclusion would result in double-counting.

[7]	The Barclays Capital Municipal Bond Index is considered representative of the broad market for investment-grade, tax-exempt bonds with a maturity of at least one year.

Indices are not available for investment, are not professionally managed and do not reflect sales charges, fees, brokerage commissions, taxes or other expenses of investing. Securities in the fund may not match those in an index.

3

Performance Information – Columbia Energy and Natural Resources Fund

Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. Please visit www.columbiamanagement.com for daily and most recent month-end performance updates.

Net asset value per share

as of 03/31/11 ($)
Class A	25.57
Class B	24.96
Class C	24.96
Class I	25.70
Class R	25.56
Class R4	25.67
Class Z	25.67

Distributions declared per share

04/01/10 – 03/31/11 ($)
Class A	0.01
Class I	0.03
Class R4	0.02
Class Z	0.04

Performance of a $10,000 investment 04/01/01 – 03/31/11

The chart above shows the change in value of a hypothetical $10,000 investment in Class A shares of Columbia Energy and Natural Resources Fund during the stated time period, and does not reflect the deduction of taxes that a shareholder may pay on fund distributions or on the redemption of fund shares.

Performance of a $10,000 investment 04/01/01 – 03/31/11 ($)
Sales charge	without	with
Class A	32,561	30,690
Class B	n/a	n/a
Class C	31,756	31,756
Class I	n/a	n/a
Class R	n/a	n/a
Class R4	n/a	n/a
Class Z	32,805	n/a

Average annual total return as of 03/31/11 (%)
Share class	A		B	C		I	R	R4	Z
Inception	09/28/07		03/07/11	09/28/07		09/27/10	09/27/10	03/07/11	12/31/92
Sales charge	without	with	without	without	with	without	without	without	without
1-year	27.20	19.86	n/a	26.19	25.19	n/a	n/a	n/a	27.47
5-year	7.41	6.14	n/a	6.87	6.87	n/a	n/a	n/a	7.57
10-year/Life	12.53	11.87	0.77	12.25	12.25	36.74	36.25	0.82	12.61

The “with sales charge” returns include the maximum initial sales charge of 5.75% for Class A shares and the applicable contingent deferred sales charge of 1.00% for Class C shares for the first year only. The “without sales charge” returns do not include the effect of sales charges. If they had, returns would be lower.

The Fund commenced operations on March 31, 2008. The returns of the Class A and Class C shares shown for periods prior to March 31, 2008 include the returns of Class A shares or Class C shares, as applicable, of Energy and Natural Resources Fund, the predecessor to the Fund and a series of Excelsior Funds, Inc. (the “Predecessor Fund”), for periods after September 27, 2007, and include the returns of Shares class shares of the Predecessor Fund for periods prior to September 28, 2007. The returns shown reflect applicable sales charges, but have not been adjusted to reflect differences in expenses. If differences in expenses were reflected, the returns shown for the periods prior to September 28, 2007 would be lower. The returns of the Class Z shares shown for periods prior to March 31, 2008 are those of Shares class shares of the Predecessor Fund. The returns of Class Z shares shown have not been adjusted to reflect differences in expenses.

Class I and Class R shares were initially offered by the fund on September 27, 2010.

Class B and Class R4 shares were initially offered by the fund on March 7, 2011.

Inception date refers to the date on which the Predecessor Fund class commenced operations for Class A, Class C and Class Z shares and the date on which the fund class commenced operations for Class B, Class I, Class R and Class R4 shares.

Performance results reflect any fee waivers or reimbursements of fund expenses by the Investment Manager and/or any of its affiliates. Absent these fee waivers or expense reimbursement arrangements, performance results would have been lower.

All results shown assume the reinvestment of distributions. Class I, Class R4 and Class Z shares are sold at net asset value with no distribution and service (Rule 12b-1) fees. Class R shares are sold at net asset value with a distribution (Rule 12b-1) fee. Class I, Class R, Class R4 and Class Z shares have limited eligibility and the investment minimum requirements may vary. Please see the fund’s prospectus for details. Performance for different share classes will vary based on differences in sales charges and fees associated with each class.

The tables do not reflect the deduction of taxes that a shareholder may pay on fund distributions or on the redemption of fund shares.

4

Understanding Your Expenses – Columbia Energy and Natural Resources Fund

As a fund shareholder, you incur two types of costs. There are transaction costs and ongoing costs, which generally include investment advisory fees, distribution and service (Rule 12b-1) fees and other fund expenses. The information on this page is intended to help you understand the ongoing costs of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds.

Analyzing your fund’s expenses by share class

To illustrate these ongoing costs, we have provided an example and calculated the expenses paid by investors in each share class during the period. The information in the following table is based on an initial investment of $1,000, which is invested at the beginning of the period and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the “Actual” column is calculated using the fund’s actual operating expenses and total return for the period. The amount listed in the “Hypothetical” column for each share class assumes that the return each year is 5% before expenses and is calculated based on the fund’s actual operating expenses. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during this period.

Compare with other funds

Since all mutual funds are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing costs of investing in the fund with other funds. To do so, compare the 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the ongoing costs of investing in a fund and do not reflect any transaction costs, such as sales charges, redemption fees or exchange fees.

Estimating your actual expenses

To estimate the expenses that you paid over the period, first you will need your account balance at the end of the period:

■

For shareholders who receive their account statements from Columbia Management Investment Services Corp., your account balance is available online at www.columbiamanagement.com or by calling Shareholder Services at 800.345.6611.

■	For shareholders who receive their account statements from their financial intermediary, contact your financial intermediary to obtain your account balance.
1.	Divide your ending account balance by $1,000. For example, if an account balance was $8,600 at the end of the period, the result would be 8.6.
2.	In the section of the table below titled “Expenses paid during the period,” locate the amount for your share class. You will find this number in the column labeled “Actual.” Multiply this number by the result from step 1. Your answer is an estimate of the expenses you paid on your account during the period.

If the value of your account falls below the minimum initial investment requirement applicable to you, your account may be subject to a $20 annual fee. This fee is not included in the accompanying table. If you are subject to the fee, keep it in mind when you are estimating the ongoing expenses of investing in the fund and when comparing the expenses of this fund with other funds.

10/01/10 – 03/31/11
	Account value at the beginning of the period ($)		Account value at the end of the period ($)			Expenses paid during the period ($)			Fund’s annualized expense ratio (%)
	Actual	Hypothetical	Actual		Hypothetical	Actual		Hypothetical	Actual
Class A	1,000.00	1,000.00	1,343.40		1,018.45	7.60		6.54	1.30
Class B	1,000.00	1,000.00	1,008.10	*	1,013.96	1.51	*	11.05	2.20
Class C	1,000.00	1,000.00	1,338.30		1,014.86	11.78		10.15	2.02
Class I	1,000.00	1,000.00	1,346.70		1,020.69	4.97		4.28	0.85
Class R	1,000.00	1,000.00	1,341.70		1,016.95	9.34		8.05	1.60
Class R4	1,000.00	1,000.00	1,008.50	*	1,018.65	0.87	*	6.34	1.26
Class Z	1,000.00	1,000.00	1,344.50		1,019.70	6.14		5.29	1.05

Expenses paid during the period are equal to the annualized expense ratio for the share class, multiplied by the average account value over the period, then multiplied by the number of days in the fund’s most recent fiscal half-year and divided by 365.

It is important to note that the expense amounts shown in the table are meant to highlight only ongoing costs of investing in the fund and do not reflect any transaction costs, such as sales charges, redemption fees or exchange fees. Therefore, the hypothetical examples provided may not help you determine the relative total costs of owning shares of different funds. If these transaction costs were included, your costs would have been higher.

*	For the period March 7, 2011 through March 31, 2011. Class B and Class R4 shares commenced operations on March 7, 2011.

5

Portfolio Manager’s Report – Columbia Energy and Natural Resources Fund

Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. Please visit www.columbiamanagement.com for daily and most recent month-end performance updates.

Top 10 holdings

as of 03/31/11 (%)
Chevron	8.2
ConocoPhillips	6.1
Exxon Mobil	4.6
Schlumberger	4.1
Suncor Energy	4.1
Barrick Gold	2.8
Canadian Natural Resources	2.4
Halliburton	2.2
Freeport-McMoRan Copper & Gold	2.0
Anadarko Petroleum	1.8

Top sectors

as of 03/31/11 (%)
Energy	76.2
Materials	21.7
Industrials	0.9
Financials	0.3

This fund is actively managed and the composition of its portfolio will change over time. Information provided is calculated as a percentage of net assets.

For the 12-month period that ended March 31, 2011, the fund’s Class A shares returned 27.20% without sales charge. The S&P North American Natural Resources Sector Index returned 39.02% for the same period. The average return of funds in its peer group, the Lipper Natural Resources Funds Classification, was 36.30% for the 12-month period. While the fund generated a substantial return for the period, it trailed its benchmark because it had more exposure to natural resources stocks early in the period, and their returns did not match the returns of other industry groups in the benchmark.

Early positioning held back results

The fund had more exposure to natural resources stocks early in the period when the group struggled because of concerns that tighter monetary policies in China might choke off demand for copper, iron ore and other metals. While resource-related equities went on to post solid results, the early emphasis hurt the fund’s relative performance for the 12 months. A decision to establish a position in Transocean (1.3% of net assets), the drilling company that operated the well that exploded in the Gulf of Mexico — and not included in the fund’s benchmark — also detracted from returns. We thought the company was a bargain, but Transocean’s share price continued to decline because of uncertainties about the future of offshore drilling. We sold the stock and bought it back after it was added to the S&P benchmark early in 2011. However, we missed much of its subsequent rebound.

Oil-related stocks surged

Most oil-related stocks produced very strong results as world oil prices shot up by 30% over the period, propelled both by rising global demand and by supply uncertainties arising from political turmoil in the Middle East and North Africa. Natural gas-related stocks lagged oil-related stocks as growth in supply outstripped demand and natural gas prices remained well below previous highs. In this environment, the fund’s investments in smaller integrated oil companies helped boost fund performance. We owned more of Murphy Oil, Hess and Imperial Oil (1.0%, 1.5% and 0.6% of net assets, respectively) than the benchmark, which aided performance. However, the positive impact of these stocks was somewhat offset because we had less exposure than the index to several major integrated oil companies, including Exxon Mobil and Chevron (4.6% and 8.2% of net assets, respectively), which did well during the period. The fund’s overweights in small-cap oil producers helped results relative to the benchmark, with notable contributions from Brigham Exploration, Concho Resources, Whiting Petroleum and Northern Oil and Gas (0.8%, 1.1%, 1.3% and 0.4% of net assets, respectively). Results were hampered by lack of exposure to a gas producer that was included in the index and whose shares gained after it re-focused on oil.

Portfolio repositioned as period progressed

After sector positioning detracted from performance early, we adjusted the fund’s sector weights to be in more in line with the S&P benchmark and to help preserve capital during volatile periods. We raised exposure to major oil companies from 12% to 27% of net assets, while reducing natural resources from 41% of net assets to 26% and cutting investments in independent oil and gas producers from 28% to 24% of net assets.

6

Portfolio Manager’s Report (continued) – Columbia Energy and Natural Resources Fund

Strong prospects for energy and natural resources

We have positioned the fund to take advantage of long-term global growth trends while hedging against potential risks. We believe energy and natural resources should perform well over the next five years as demand rises from urbanization in China, India and Brazil. In addition, healthy company balance sheets in the groups, combined with limited access to scarce resources, should spur additional merger-and-acquisition activity and help lift stocks. To guard against uncertainties, however, we also have established a modest overweight in gold and silver producers.

Portfolio characteristics and holdings are subject to change periodically and may not be representative of current characteristics and holdings. The outlook for the fund may differ from that presented for other Columbia Funds.

Equity securities are affected by stock market fluctuations that occur in response to economic and business developments.

International investing involves special risks, including foreign taxation, currency risks, risks associated with possible differences in financial standards and other risks associated with future political and economic developments.

Energy and natural resources stocks have been volatile. They may be affected by rising interest rates and inflation and can also be affected by factors such as natural events (for example, earthquakes or fires) and international politics.

The fund is non-diversified, which generally means that it may invest a greater percentage of its total assets in the securities of fewer issuers than a “diversified” fund. This increases the risk that a change in the value of any one investment held by the fund could affect the overall value of the fund more than it would affect that of a diversified fund holding a greater number of investments. Accordingly, the fund’s value will likely be more volatile than the value of more diversified funds.

7

Investment Portfolio – Columbia Energy and Natural Resources Fund

March 31, 2011

Common Stocks – 99.1%

	Shares	Value ($)
Energy – 76.2%
Energy Equipment & Services – 17.8%
Baker Hughes, Inc.	220,000	16,154,600
Cameron International Corp. (a)	160,000	9,136,000
Complete Production Services, Inc. (a)	145,000	4,612,450
Core Laboratories NV	30,000	3,065,100
Dril-Quip, Inc. (a)	90,000	7,112,700
Ensco PLC, ADR	150,000	8,676,000
FMC Technologies, Inc. (a)	50,000	4,724,000
Halliburton Co.	400,000	19,936,000
Hercules Offshore, Inc. (a)	350,000	2,313,500
National Oilwell Varco, Inc.	185,000	14,664,950
Oil States International, Inc. (a)	65,000	4,949,100
Patterson-UTI Energy, Inc.	150,000	4,408,500
Rowan Companies, Inc. (a)	90,000	3,976,200
Schlumberger Ltd.	400,000	37,304,000
Superior Energy Services, Inc. (a)	75,000	3,075,000
Transocean Ltd. (a)	150,000	11,692,500
Vantage Drilling Co. (a)	1,600,000	2,880,000
Weatherford International Ltd. (a)	200,000	4,520,000

Energy Equipment & Services Total		163,200,600

Oil, Gas & Consumable Fuels – 58.4%
Alpha Natural Resources, Inc. (a)	100,000	5,937,000
Anadarko Petroleum Corp.	200,000	16,384,000
Arch Coal, Inc.	70,000	2,522,800
Brigham Exploration Co. (a)	200,000	7,436,000
Cabot Oil & Gas Corp.	100,000	5,297,000
Callon Petroleum Co. (a)	315,582	2,452,072
Cameco Corp.	125,000	3,755,000
Canadian Natural Resources Ltd.	450,000	22,243,500
Cenovus Energy, Inc.	277,523	10,928,856
Chesapeake Energy Corp.	225,000	7,542,000
Chevron Corp.	700,000	75,201,000
Cimarex Energy Co.	65,000	7,490,600
Clayton Williams Energy, Inc. (a)	44,904	4,746,353
Concho Resources, Inc. (a)	90,000	9,657,000
ConocoPhillips	700,000	55,902,000
Consol Energy, Inc.	100,000	5,363,000
Continental Resources, Inc. (a)	75,000	5,360,250
Denbury Resources, Inc. (a)	100,000	2,440,000
Devon Energy Corp.	175,000	16,059,750
EOG Resources, Inc.	50,000	5,925,500
Exxon Mobil Corp.	500,000	42,065,000
Forest Oil Corp. (a)	175,000	6,620,250
Hess Corp.	160,000	13,633,600
Hyperdynamics Corp. (a)	400,000	1,848,000
Imperial Oil Ltd.	100,000	5,107,000
Magnum Hunter Resources Corp. (a)	300,000	2,571,000
Marathon Oil Corp.	150,000	7,996,500

	Shares	Value ($)
MEG Energy Corp. (a)	100,000	5,060,340
Miller Petroleum, Inc. (a)	256,376	1,281,880
Murphy Oil Corp.	120,000	8,810,400
Newfield Exploration Co. (a)	70,000	5,320,700
Noble Energy, Inc.	50,000	4,832,500
Northern Oil & Gas, Inc. (a)	150,000	4,005,000
Oasis Petroleum, Inc. (a)	260,000	8,221,200
Occidental Petroleum Corp.	200,000	20,898,000
Overseas Shipholding Group, Inc.	75,000	2,410,500
Pacific Rubiales Energy Corp.	190,500	5,281,022
Peabody Energy Corp.	150,000	10,794,000
PetroHawk Energy Corp. (a)	150,000	3,681,000
Petroleo Brasileiro SA, ADR	250,000	10,107,500
Pioneer Natural Resources Co.	75,000	7,644,000
Plains Exploration & Production Co. (a)	100,000	3,623,000
Southwestern Energy Co. (a)	100,000	4,297,000
Suncor Energy, Inc.	828,771	37,162,092
Talisman Energy, Inc.	300,000	7,410,000
Tesoro Corp. (a)	75,000	2,012,250
Valero Energy Corp.	250,000	7,455,000
Voyager Oil & Gas, Inc. (a)	400,000	1,760,000
Western Refining, Inc. (a)	504,957	8,559,021
Whiting Petroleum Corp. (a)	160,000	11,752,000

Oil, Gas & Consumable Fuels Total		534,863,436

Energy Total		698,064,036

Financials – 0.3%
Diversified Financial Services – 0.3%
IntercontinentalExchange, Inc. (a)	25,000	3,088,500

Diversified Financial Services Total		3,088,500

Financials Total		3,088,500

Industrials – 0.9%
Machinery – 0.9%
AGCO Corp. (a)	150,000	8,245,500

Machinery Total		8,245,500

Industrials Total		8,245,500

Materials – 21.7%
Chemicals – 1.1%
CF Industries Holdings, Inc.	30,000	4,103,700
LyondellBasell Industries NV, Class A (a)	150,000	5,932,500

Chemicals Total		10,036,200

Containers & Packaging – 0.5%
Crown Holdings, Inc. (a)	125,000	4,822,500

Containers & Packaging Total		4,822,500

See Accompanying Notes to Financial Statements.

8

Columbia Energy and Natural Resources Fund

March 31, 2011

Common Stocks (continued)

	Shares	Value ($)
Materials (continued)
Metals & Mining – 20.1%
Agnico-Eagle Mines Ltd.	150,000	9,952,500
Allied Nevada Gold Corp. (a)	25,000	887,000
Anglo American PLC, ADR	100,000	2,582,000
Barrick Gold Corp.	500,000	25,955,000
Centerra Gold, Inc.	100,000	1,794,740
Coeur d’Alene Mines Corp. (a)	115,000	3,999,700
Copper Mountain Mining Corp. (a)	300,000	2,302,218
Detour Gold Corp. (a)	170,000	5,376,173
Eldorado Gold Corp.	150,000	2,439,000
Fortescue Metals Group Ltd.	400,000	2,650,412
Freeport-McMoRan Copper & Gold, Inc.	325,000	18,053,750
Goldcorp, Inc.	260,000	12,948,000
Hecla Mining Co. (a)	200,000	1,816,000
IAMGOLD Corp.	225,000	4,954,500
Ivanhoe Mines Ltd. (a)	220,000	6,041,200
Kinross Gold Corp.	300,000	4,725,000
New Gold, Inc. (a)	200,000	2,342,000
Newmont Mining Corp.	150,000	8,187,000
Novagold Resources, Inc. (a)	300,000	3,900,000
Osisko Mining Corp. (a)	50,000	719,625
Pan American Silver Corp.	100,000	3,713,000
Rio Tinto PLC, ADR	130,000	9,245,600
Royal Gold, Inc.	60,000	3,144,000
Seabridge Gold, Inc. (a)	65,000	2,068,300
Silver Standard Resources, Inc. (a)	50,000	1,569,000
Silver Wheaton Corp.	220,000	9,539,200
Teck Resources Ltd., Class B	200,000	10,604,000
Thompson Creek Metals Co., Inc. (a)	125,000	1,567,500
U.S. Gold Corp. (a)	100,000	883,000
US Energy Corp. Wyoming (a)	200,000	1,252,000
Vale SA, ADR	100,000	3,335,000
Vista Gold Corp. (a)	300,000	1,200,000
Walter Energy, Inc.	80,000	10,834,400
Yamana Gold, Inc.	250,000	3,077,500

Metals & Mining Total		183,658,318

Materials Total		198,517,018

Total Common Stocks (cost of $715,518,751)		907,915,054

Short-Term Obligation – 2.8%

	Par ($)	Value ($)
Repurchase agreement with Fixed Income Clearing Corp., dated 03/31/11, due 04/01/11 at 0.070%, collateralized by a U.S. Government Agency obligation maturing 06/23/15, market value $25,749,063 (repurchase proceeds $25,241,049)	25,241,000	25,241,000

Total Short-Term Obligation (cost of $25,241,000)		25,241,000

Total Investments – 101.9% (cost of $740,759,751) (b)		933,156,054

Other Assets & Liabilities, Net – (1.9)%		(16,971,914)

Net Assets – 100.0%		916,184,140

Notes to Investment Portfolio:

(a)	Non-income producing security.

(b)	Cost for federal income tax purposes is $752,372,262.

Generally accepted accounting principles (GAAP) require disclosure regarding the inputs and valuation techniques used to measure fair value and any changes in valuation inputs or techniques. In addition, investments shall be disclosed by major category.

The Fund categorizes its fair value measurements according to a three-level hierarchy that maximizes the use of observable inputs and minimizes the use of unobservable inputs by prioritizing that the most observable input be used when available. Observable inputs are those that market participants would use in pricing an investment based on market data obtained from sources independent of the reporting entity. Unobservable inputs are those that reflect the Fund’s assumptions about the information market participants would use in pricing an investment. An investment’s level within the fair value hierarchy is based on the lowest level of any input that is deemed significant to the asset or liability’s fair value measurement. The input levels are not necessarily an indication of the risk or liquidity associated with investments at that level. For example, certain U.S. government securities are generally high quality and liquid, however, they are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market.

Fair value inputs are summarized in the three broad levels listed below:

•

Level 1 — Valuations based on quoted prices for investments in active markets that the Fund has the ability to access at the measurement date (including NAV for open-end mutual funds). Valuation adjustments are not applied to Level 1 investments.

•	Level 2 — Valuations based on other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.).

•	Level 3 — Valuations based on significant unobservable inputs (including the Fund’s own assumptions and judgment in determining the fair value of investments).

Inputs that are used in determining fair value of an investment may include price information, credit data, volatility statistics, and other factors. These inputs can be either observable or unobservable. The availability of observable inputs can vary between investments, and is affected by various factors such as the type of investment, and the volume and level of activity for that investment or similar investments in the marketplace. The inputs will be considered by the Investment Manager, along with any other relevant factors in the calculation of an investment’s fair value. The Fund uses prices and inputs that are current as of the measurement date, which may include periods of market dislocations. During these periods, the availability of prices and inputs may be reduced for many investments. This condition could cause an investment to be reclassified between the various levels

See Accompanying Notes to Financial Statements.

9

Columbia Energy and Natural Resources Fund

March 31, 2011

within the hierarchy. Non-U.S. equity securities actively traded in foreign markets may be reflected in Level 2 despite the availability of closing prices, because the Fund evaluates and determines whether those closing prices reflect fair value at the close of the New York Stock Exchange (NYSE) or require adjustment, as described in Note 2 to the financial statements — Security Valuation.

Investments falling into the Level 3 category are primarily supported by quoted prices from brokers and dealers participating in the market for those investments. However, these may be classified as Level 3 investments due to lack of market transparency and corroboration to support these quoted prices. Additionally, valuation models may be used as the pricing source for any remaining investments classified as Level 3. These models rely on one or more significant unobservable inputs and/or significant assumptions by the Investment Manager. Inputs used in valuations may include, but are not limited to, financial statement analysis, capital account balances, discount rates and estimated cash flows, and comparable company data.

The following table is a summary of the inputs used to value the Fund’s investments as of March 31, 2011:

Description	Quoted Prices (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Common Stocks
Energy	$698,064,036	$—	$—	$698,064,036
Financials	3,088,500	—	—	3,088,500
Industrials	8,245,500	—	—	8,245,500
Materials	195,866,606	2,650,412	—	198,517,018

Total Common Stocks	905,264,642	2,650,412	—	907,915,054

Total Short-Term Obligation	—	25,241,000	—	25,241,000

Total Investments	$905,264,642	$27,891,412	$—	$933,156,054

The Fund’s assets assigned to the Level 2 input category are generally valued using the market approach, in which a security’s value is determined through its correlation to prices and information from market transactions for similar or identical assets. These assets include certain foreign securities for which a third party statistical pricing service may be employed for purposes of fair valuation. The models utilized by the third party statistical pricing service take into account a security’s correlation to available market data including, but not limited to, intraday index, ADR, and ETF movements.

Certain short-term obligations may be valued using amortized cost, an income approach which converts future cash flows to a present value based upon the discount or premium at purchase.

There were no significant transfers of financial assets between Levels 1 and 2 during the period.

At March 31, 2011, the Fund held investments in the following sectors:

Sector (Unaudited)	% of Net Assets
Energy	76.2
Materials	21.7
Industrials	0.9
Financials	0.3

99.1
Short-Term Obligation	2.8
Other Assets & Liabilities, Net	(1.9)

100.0

Acronym	Name
ADR	American Depositary Receipt

See Accompanying Notes to Financial Statements.

10

Statement of Assets and Liabilities – Columbia Energy and Natural Resources Fund

March 31, 2011

		($)
Assets	Investments, at identified cost	740,759,751

	Investments, at value	933,156,054
	Cash	34,627
	Foreign currency (cost of $10,534)	10,551
	Receivable for:
	Investments sold	4,417,915
	Fund shares sold	1,792,815
	Dividends	417,474
	Interest	49
	Trustees’ deferred compensation plan	21,433
	Prepaid expenses	18,600

	Total Assets	939,869,518

Liabilities	Payable for:
	Investments purchased	21,686,022
	Fund shares repurchased	1,035,443
	Investment advisory fee	437,406
	Administration fee	97,812
	Pricing and bookkeeping fees	11,817
	Transfer agent fee	307,968
	Trustees’ fees	747
	Custody fee	5,272
	Distribution and service fees	33,756
	Chief compliance officer expenses	363
	Interest payable	153
	Trustees’ deferred compensation plan	21,433
	Other liabilities	47,186

	Total Liabilities	23,685,378

	Net Assets	916,184,140

Net Assets Consist of	Paid-in capital	743,908,410
	Undistributed net investment income	63,935
	Accumulated net realized loss	(20,185,438)
	Net unrealized appreciation on:
	Investments	192,396,303
	Foreign currency translations	930

	Net Assets	916,184,140

See Accompanying Notes to Financial Statements.

11

Statement of Assets and Liabilities (continued) – Columbia Energy and Natural Resources Fund

March 31, 2011

Class A	Net assets	$69,937,926
	Shares outstanding	2,735,139
	Net asset value per share	$25.57	(a)
	Maximum sales charge	5.75%
	Maximum offering price per share ($25.57/0.9425)	$27.13	(b)

Class B (c)	Net assets	$57,569
	Shares outstanding	2,306
	Net asset value and offering price per share	$24.96	(a)

Class C	Net assets	$25,494,179
	Shares outstanding	1,021,376
	Net asset value and offering price per share	$24.96	(a)

Class I (d)	Net assets	$115,952,560
	Shares outstanding	4,512,650
	Net asset value, offering and redemption price per share	$25.70

Class R (d)	Net assets	$54,561
	Shares outstanding	2,135
	Net asset value, offering and redemption price per share	$25.56

Class R4 (c)	Net assets	$2,519
	Shares outstanding	98
	Net asset value, offering and redemption price per share	$25.67	(e)

Class Z	Net assets	$704,684,826
	Shares outstanding	27,454,137
	Net asset value, offering and redemption price per share	$25.67

(a)	Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

(b)	On sales of $50,000 or more the offering price is reduced.

(c)	Class B and Class R4 shares commenced operations on March 7, 2011.

(d)	Class I and Class R shares commenced operations on September 27, 2010.

(e)	Net asset value per share rounds to this amount due to fractional shares outstanding.

See Accompanying Notes to Financial Statements.

12

Statement of Operations – Columbia Energy and Natural Resources Fund

For the Year Ended March 31, 2011

		($) (a)(b)
Investment Income	Dividends	8,910,974
	Interest	47,216
	Foreign taxes withheld	(227,234)

	Total Investment Income	8,730,956

Expenses	Investment advisory fee	4,436,667
	Administration fee	970,041
	Distribution fee:
	Class B	9
	Class C	134,728
	Class R	54
	Service fee:
	Class A	131,913
	Class B	3
	Class C	44,959
	Plan administration services fee – Class R4	— *
	Transfer agent fee: Class A, Class B, Class C, Class R, Class R4 and Class Z	1,363,896
	Pricing and bookkeeping fees	140,428
	Trustees’ fees	40,100
	Custody fee	32,881
	Chief compliance officer expenses	1,648
	Other expenses	439,226

	Expenses before interest expense	7,736,553
	Interest expense	2,575

	Total Expenses	7,739,128

	Expense reductions	(314)

	Net Expenses	7,738,814

	Net Investment Income	992,142

Net Realized and Unrealized Gain (Loss) on Investments and Foreign Currency	Net realized gain on:
	Investments	97,515,680
	Foreign currency transactions	1,917

	Net realized gain	97,517,597

	Net change in unrealized appreciation (depreciation) on:
	Investments	93,212,497
	Foreign currency translations	774

	Net change in unrealized appreciation (depreciation)	93,213,271

	Net Gain	190,730,868

	Net Increase Resulting from Operations	191,723,010

(a)	Class B and Class R4 shares commenced operations on March 7, 2011.

(b)	Class I and Class R shares commenced operations on September 27, 2010.

*	Rounds to less than $1.00.

See Accompanying Notes to Financial Statements.

13

Statement of Changes in Net Assets – Columbia Energy and Natural Resources Fund

		Year Ended March 31,
Increase (Decrease) in Net Assets		2011 ($)(a)(b)	2010 ($)
Operations	Net investment income	992,142	930,618
	Net realized gain on investments and foreign currency transactions	97,517,597	84,724,104
	Net change in unrealized appreciation (depreciation) on investments and foreign currency translations	93,213,271	109,032,700

	Net increase resulting from operations	191,723,010	194,687,422

Distributions to Shareholders	From net investment income:
	Class A	(23,329)	(29,443)
	Class I	(144,793)	—
	Class R4	(2)	—
	Class Z	(1,011,631)	(1,492,249)

	Total distributions to shareholders	(1,179,755)	(1,521,692)

	Net Capital Stock Transactions	35,938,716	135,524,840

	Increase from regulatory settlements	—	35,194

	Total increase in net assets	226,481,971	328,725,764

Net Assets	Beginning of period	689,702,169	360,976,405
	End of period	916,184,140	689,702,169
	Undistributed net investment income at end of period	63,935	337,918

(a)	Class B and Class R4 shares commenced operations on March 7, 2011.

(b)	Class I and Class R shares commenced operations on September 27, 2010.

See Accompanying Notes to Financial Statements.

14

Statement of Changes in Net Assets (continued) — Columbia Energy and Natural Resources Fund

	Capital Stock Activity
	Year Ended March 31, 2011 (a)(b)(c)(d)		Year Ended March 31, 2010
	Shares	Dollars ($)	Shares	Dollars ($)
Class A
Subscriptions	1,150,892	24,796,839	2,143,325	38,526,042
Distributions reinvested	760	18,884	1,416	27,178
Redemptions	(942,663)	(19,293,252)	(854,735)	(15,782,330)

Net increase	208,989	5,522,471	1,290,006	22,770,890

Class B
Subscriptions	2,306	56,527	—	—

Net increase	2,306	56,527	—	—

Class C
Subscriptions	415,857	8,714,881	567,011	9,991,562
Redemptions	(224,761)	(4,538,662)	(170,392)	(3,063,346)

Net increase	191,096	4,176,219	396,619	6,928,216

Class I
Subscriptions	5,239,281	117,720,570	—	—
Distributions reinvested	5,730	144,788	—	—
Redemptions	(732,361)	(17,654,089)	—	—

Net increase	4,512,650	100,211,269	—	—

Class R
Subscriptions	2,135	48,370	—	—

Net increase	2,135	48,370	—	—

Class R4
Subscriptions	98	2,500	—	—

Net increase	98	2,500	—	—

Class Z
Subscriptions	10,793,305	227,525,290	13,600,915	243,040,391
Distributions reinvested	33,019	733,178	66,461	1,134,656
Redemptions	(14,236,411)	(302,337,108)	(7,573,801)	(138,349,313)

Net increase (decrease)	(3,410,087)	(74,078,640)	6,093,575	105,825,734

(a)	Class B and Class R4 shares commenced operations on March 7, 2011.

(b)	Class B and Class R4 shares reflect activity for the period March 7, 2011 through March 31, 2011.

(c)	Class I and Class R shares commenced operations on September 27, 2010.

(d)	Class I and Class R shares reflect activity for the period September 27, 2010 through March 31, 2011.

See Accompanying Notes to Financial Statements.

15

Financial Highlights – Columbia Energy and Natural Resources Fund

Selected data for a share outstanding throughout each period is as follows:

	Year Ended March 31,						Period Ended March 31,
Class A Shares	2011		2010		2009		2008 (a)
Net Asset Value, Beginning of Period	$20.11		$13.62		$25.49		$27.64

Income from Investment Operations:
Net investment loss (b)	(0.02)		(0.02)		(0.01)		—	(c)
Net realized and unrealized gain (loss) on investments and foreign currency	5.49		6.52		(11.46)		1.72

Total from investment operations	5.47		6.50		(11.47)		1.72

Less Distributions to Shareholders:
From net investment income	(0.01)		(0.01)		—		—
From net realized gains	—		—		(0.40)		(3.87)

Total distributions to shareholders	(0.01)		(0.01)		(0.40)		(3.87)

Increase from regulatory settlements	—		—	(c)	—		—

Net Asset Value, End of Period	$25.57		$20.11		$13.62		$25.49
Total return (d)	27.20%		47.76%		(45.88	)%(f)	6.82	%(e)(f)

Ratios to Average Net Assets/Supplemental Data:
Net expenses before interest expense (g)	1.26%		1.21%		1.24%		1.07	%(h)
Interest expense	—	%(i)	—	%(i)	—		—	%(h)(i)
Net expenses (g)	1.26%		1.21%		1.24%		1.07	%(h)
Waiver/Reimbursement	—		—		0.04%		0.05	%(h)
Net investment loss (g)	(0.08)%		(0.10)%		(0.03)%		(0.02	)%(h)
Portfolio turnover rate	551%		523%		484%		198	%(e)
Net assets, end of period (000s)	$69,938		$50,812		$16,842		$5,328

(a)	The Predecessor Fund’s Class A shares commenced operations on September 28, 2007. Per share data and total return reflect activity from that date.

(b)	Per share data was calculated using the average shares outstanding during the period.

(c)	Rounds to less than $0.01 per share.

(d)	Total return at net asset value assuming all distributions reinvested and no initial sales charge or contingent deferred sales charge.

(e)	Not annualized.

(f)	Had the Investment Manager and/or any of its affiliates not waived fees or reimbursed a portion of expenses, total return would have been reduced.

(g)	The benefits derived from expense reductions had an impact of less than 0.01%.

(h)	Annualized.

(i)	Rounds to less than 0.01%.

See Accompanying Notes to Financial Statements.

16

Financial Highlights – Columbia Energy and Natural Resources Fund

Selected data for a share outstanding throughout the period is as follows:

Class B Shares	Period Ended March 31, 2011 (a)
Net Asset Value, Beginning of Period	$24.77

Income from Investment Operations:
Net investment loss (b)	(0.03)
Net realized and unrealized gain on investments and foreign currency	0.22

Total from investment operations	0.19

Net Asset Value, End of Period	$24.96
Total return (c)(d)	0.77%

Ratios to Average Net Assets/Supplemental Data:
Net expenses before interest expense (e)(f)	2.20%
Interest expense (e)(g)	—%
Net expenses (e)(f)	2.20%
Net investment loss (e)(f)	(2.14)%
Portfolio turnover rate (c)	551%
Net assets, end of period (000s)	$58

(a)	Class B shares commenced operations on March 7, 2011. Per share data and total return reflect activity from that date.

(b)	Per share data was calculated using the average shares outstanding during the period.

(c)	Not annualized.

(d)	Total return at net asset value.

(e)	Annualized.

(f)	The benefits derived from expense reductions had an impact of less than 0.01%.

(g)	Rounds to less than 0.01%.

See Accompanying Notes to Financial Statements.

17

Financial Highlights – Columbia Energy and Natural Resources Fund

Selected data for a share outstanding throughout each period is as follows:

Class C Shares	Year Ended March 31,						Period Ended March 31,
	2011		2010		2009		2008 (a)
Net Asset Value, Beginning of Period	$19.78		$13.47		$25.40		$27.64

Income from Investment Operations:
Net investment loss (b)	(0.17)		(0.15)		(0.13)		(0.10)
Net realized and unrealized gain (loss) on investments and foreign currency	5.35		6.46		(11.40)		1.73

Total from investment operations	5.18		6.31		(11.53)		1.63

Less Distributions to Shareholders:
From net realized gains	—		—		(0.40)		(3.87)

Increase from regulatory settlements	—		—	(c)	—		—

Net Asset Value, End of Period	$24.96		$19.78		$13.47		$25.40
Total return (d)	26.19%		46.84%		(46.29	)%(f)	6.45	%(e)(f)

Ratios to Average Net Assets/Supplemental Data:
Net expenses before interest expense (g)	2.01%		1.96%		1.99%		1.82	%(h)
Interest expense	—	%(i)	—	%(i)	—		—	%(h)(i)
Net expenses (g)	2.01%		1.96%		1.99%		1.82	%(h)
Waiver/Reimbursement	—		—		0.04%		0.05	%(h)
Net investment loss (g)	(0.83)%		(0.84)%		(0.73)%		(0.78	)%(h)
Portfolio turnover rate	551%		523%		484%		198	%(e)
Net assets, end of period (000s)	$25,494		$16,420		$5,843		$1,433

(a)	The Predecessor Fund’s Class C shares commenced operations on September 28, 2007. Per share data and total return reflect activity from that date.

(b)	Per share data was calculated using the average shares outstanding during the period.

(c)	Rounds to less than $0.01 per share.

(d)	Total return at net asset value assuming all distributions reinvested and no contingent deferred sales charge.

(e)	Not annualized.

(f)	Had the Investment Manager and/or any of its affiliates not waived fees or reimbursed a portion of expenses, total return would have been reduced.

(g)	The benefits derived from expense reductions had an impact of less than 0.01%.

(h)	Annualized.

(i)	Rounds to less than 0.01%.

See Accompanying Notes to Financial Statements.

18

Financial Highlights – Columbia Energy and Natural Resources Fund

Selected data for a share outstanding throughout the period is as follows:

Class I Shares	Period Ended March 31, 2011 (a)
Net Asset Value, Beginning of Period	$18.82

Income from Investment Operations:
Net investment income (b)	0.05
Net realized and unrealized gain on investments and foreign currency	6.86

Total from investment operations	6.91

Less Distributions to Shareholders:
From net investment income	(0.03)

Net Asset Value, End of Period	$25.70
Total return (c)(d)	36.74%

Ratios to Average Net Assets/Supplemental Data:
Net expenses before interest expense (e)(f)	0.85%
Interest expense (f)(g)	—%
Net expenses (e)(f)	0.85%
Net investment income (e)(f)	0.38%
Portfolio turnover rate (d)	551%
Net assets, end of period (000s)	$115,953

(a)	Class I shares commenced operations on September 27, 2010. Per share data and total return reflect activity from that date.

(b)	Per share data was calculated using the average shares outstanding during the period.

(c)	Total return at net asset value assuming all distributions reinvested.

(d)	Not annualized.

(e)	The benefits derived from expense reductions had an impact of less than 0.01%.

(f)	Annualized.

(g)	Rounds to less than 0.01%.

See Accompanying Notes to Financial Statements.

19

Financial Highlights – Columbia Energy and Natural Resources Fund

Selected data for a share outstanding throughout the period is as follows:

Class R Shares	Period Ended March 31, 2011 (a)
Net Asset Value, Beginning of Period	$18.76

Income from Investment Operations:
Net investment loss (b)	(0.02)
Net realized and unrealized gain on investments and foreign currency	6.82

Total from investment operations	6.80

Net Asset Value, End of Period	$25.56
Total return (d)(e)	36.25%

Ratios to Average Net Assets/Supplemental Data:
Net expenses before interest expense (f)(g)	1.60%
Interest expense (g)(h)	—%
Net expenses (f)(g)	1.60%
Net investment loss (f)(g)	(0.13)%
Portfolio turnover rate (e)	551%
Net assets, end of period (000s)	$55

(a)	Class R shares commenced operations on September 27, 2010. Per share data and total return reflect activity from that date.

(b)	Per share data was calculated using the average shares outstanding during the period.

(d)	Total return at net asset value.

(e)	Not annualized.

(f)	The benefits derived from expense reductions had an impact of less than 0.01%.

(g)	Annualized.

(h)	Rounds to less than 0.01%.

See Accompanying Notes to Financial Statements.

20

Financial Highlights – Columbia Energy and Natural Resources Fund

Selected data for a share outstanding throughout the period is as follows:

Class R4 Shares	Period Ended March 31, 2011 (a)
Net Asset Value, Beginning of Period	$25.48

Income from Investment Operations:
Net investment loss (b)	(0.01)
Net realized and unrealized gain on investments and foreign currency	0.22

Total from investment operations	0.21

Less Distributions to Shareholders:
From net investment income	(0.02)

Net Asset Value, End of Period	$25.67
Total return (c)(d)	0.82%

Ratios to Average Net Assets/Supplemental Data:
Net expenses before interest expense (e)(f)	1.26%
Interest expense (e)(g)	—%
Net expenses (e)(f)	1.26%
Net investment loss (e)(f)	(0.57)%
Portfolio turnover rate (c)	551%
Net assets, end of period (000s)	$3

(a)	Class R4 shares commenced operations on March 7, 2011. Per share data and total return reflect activity from that date.

(b)	Per share data was calculated using the average shares outstanding during the period.

(c)	Not annualized.

(d)	Total return at net asset value assuming all distributions reinvested.

(e)	Annualized.

(f)	The benefits derived from expense reductions had an impact of less than 0.01%.

(g)	Rounds to less than 0.01%.

See Accompanying Notes to Financial Statements.

21

Financial Highlights – Columbia Energy and Natural Resources Fund

Selected data for a share outstanding throughout each period is as follows:

Class Z Shares	Year Ended March 31,
	2011		2010		2009		2008 (a)		2007
Net Asset Value, Beginning of Period	$20.17		$13.66		$25.49		$23.30		$25.99

Income from Investment Operations:
Net investment income (b)	0.03		0.04		0.02		0.01		0.06
Net realized and unrealized gain (loss) on investments and foreign currency	5.51		6.52		(11.45)		6.08		2.50

Total from investment operations	5.54		6.56		(11.43)		6.09		2.56

Less Distributions to Shareholders:
From net investment income	(0.04)		(0.05)		—		(0.03)		(0.06)
From net realized gains	—		—		(0.40)		(3.87)		(5.19)

Total distributions to shareholders	(0.04)		(0.05)		(0.40)		(3.90)		(5.25)

Increase from regulatory settlements	—		—	(c)	—		—		—

Net Asset Value, End of Period	$25.67		$20.17		$13.66		$25.49		$23.30
Total return (d)	27.47%		48.12%		(45.72	)%(e)	26.84	%(e)	10.84	%(e)

Ratios to Average Net Assets/Supplemental Data:
Net expenses before interest expense (f)	1.01%		0.96%		0.99%		1.07%		1.12%
Interest expense	—	%(g)	—	%(g)	—		—	%(g)	—
Net expenses (f)	1.01%		0.96%		0.99%		1.07%		1.12%
Waiver/Reimbursement	—		—		0.04%		0.04%		0.01%
Net investment income (f)	0.17%		0.21%		0.11%		0.05%		0.25%
Portfolio turnover rate	551%		523%		484%		198%		279%
Net assets, end of period (000s)	$704,685		$622,471		$338,292		$712,080		$497,676

(a)	On March 31, 2008, Shares class of Energy and Natural Resources Fund, a series of Excelsior Funds, Inc., was reorganized into Class Z. The financial information of Class Z includes the financial information of Energy and Natural Resources Fund’s Shares class.

(b)	Per share data was calculated using the average shares outstanding during the period.

(c)	Rounds to less than $0.01 per share.

(d)	Total return at net asset value assuming all distributions reinvested.

(e)	Had the Investment Manager and/or any of its affiliates not waived fees or reimbursed a portion of expenses, total return would have been reduced.

(f)	The benefits derived from expense reductions had an impact of less than 0.01%, except for the year ended March 31, 2007, which had an impact of 0.01%.

(g)	Rounds to less than 0.01%.

See Accompanying Notes to Financial Statements.

22

Notes to Financial Statements – Columbia Energy and Natural Resources Fund

March 31, 2011

Note 1. Organization

Columbia Energy and Natural Resources Fund (the Fund), a series of Columbia Funds Series Trust I (the Trust), is a non-diversified fund. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust.

After the close of business on April 30, 2010, Ameriprise Financial, Inc. (Ameriprise Financial) acquired a portion of the asset management business of Columbia Management Group, LLC (the Transaction), including the business of managing the Fund. In connection with the closing of the Transaction (the Closing), RiverSource Investments, LLC, a wholly owned subsidiary of Ameriprise Financial, became the investment manager of the Fund and changed its name to Columbia Management Investment Advisers, LLC (the Investment Manager).

Investment Objective

The Fund seeks long-term capital appreciation.

Fund Shares

The Trust has unlimited authorized shares of beneficial interest. The Fund offers Class A, Class B, Class C, Class I, Class R, Class R4 and Class Z shares. On December 10, 2010, the Investment Manager exchanged Class Z shares of the Fund valued at $81,951,778 for Class I shares of the Fund. All share classes have identical voting, dividend and liquidation rights. All share classes have identical voting, dividend and liquidation rights. Each share class has its own expense structure and sales charges, as applicable.

Class A shares are subject to a maximum front-end sales charge of 5.75% based on the initial investment amount. Class A shares purchased without an initial sales charge in accounts aggregating $1 million to $50 million at the time of purchase are subject to a 1.00% contingent deferred sales charge (CDSC) if the shares are sold within 18 months of purchase, charged as follows: 1.00% CDSC if redeemed within 12 months of purchase, and 0.50% CDSC if redeemed more than 12, but less than 18 months after purchase.

The Fund does not accept investments by new or existing investors in the Fund’s Class B shares, except in connection with the reinvestment of any dividend and/or capital gain distributions in Class B shares of the Fund and exchanges by existing Class B shareholders of other funds within the Columbia Family of Funds. Class B shares are not subject to sales charges. Class B shares commenced operations on March 7, 2011.

Class C shares are subject to a 1.00% CDSC on shares redeemed within one year of purchase.

Class I shares are not subject to sales charges and are available only to the Columbia Family of Funds. Class I shares commenced operations on September 27, 2010.

Class R shares are not subject to sales charges and are available only to qualifying institutional investors. Class R shares commenced operations on September 27, 2010.

The Fund is also authorized to issue Class R4 shares, which would not be subject to sales charges, however this share class is closed to new investors and new accounts. Class R4 shares commenced operations on March 7, 2011.

Class Z shares are not subject to sales charges and are available only to certain investors, as described in the Fund’s prospectus.

Note 2. Summary of Significant Accounting Policies

The preparation of financial statements in accordance with U.S. generally accepted accounting principles (GAAP) requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates.

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements.

Security Valuation

Equity securities are valued at the last sale price on the principal exchange on which they trade, except for securities traded on the NASDAQ, which are valued at the NASDAQ official close price. Unlisted securities or listed securities for which there were no sales during the day are valued at the closing bid price on such exchanges or over-the-counter markets.

Short-term investments maturing in 60 days or less are valued at amortized cost, which approximates market value.

Investments for which market quotations are not readily available, or that have quotations which the Investment Manager believes are not reliable, are valued at fair value as determined in good faith under consistently applied procedures established by and under the general supervision of the Board of Trustees. If a security is valued at fair value, such value is likely to be different from the last quoted market

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Columbia Energy and Natural Resources Fund

March 31, 2011

price for the security. The determination of fair value often requires significant judgment. To determine fair value, the Investment Manager may use assumptions including but not limited to future cash flows and estimated risk premiums. Multiple inputs from various sources may be used to determine value.

Foreign Currency Transactions and Translations

The values of all assets and liabilities quoted in foreign currencies are translated into U.S. dollars at that day’s exchange rates. Net realized and unrealized gains (losses) on foreign currency transactions and translations include gains (losses) arising from the fluctuation in exchange rates between trade and settlement dates on securities transactions, gains (losses) arising from the disposition of foreign currency and currency gains (losses) between the accrual and payment dates on dividends, interest income and foreign withholding taxes.

For financial statement purposes, the Fund does not distinguish that portion of gains (losses) on investments which is due to changes in foreign exchange rates from that which is due to changes in market prices of the investments. Such fluctuations are included with the net realized and unrealized gains (losses) on investments on the Statement of Operations.

Repurchase Agreements

The Fund may engage in repurchase agreement transactions with institutions that the Investment Manager has determined are creditworthy. The Fund, through the custodian, receives delivery of the underlying securities collateralizing a repurchase agreement. The Investment Manager is responsible for determining that the collateral is at least equal, at all times, to the value of the repurchase obligation including interest. A repurchase agreement transaction involves certain risks in the event of default or insolvency of the counterparty. These risks include possible delays in or restrictions on the Fund’s ability to dispose of the underlying securities and a possible decline in the value of the underlying securities during the period while the Fund seeks to assert its rights.

Security Transactions

Security transactions are accounted for on the trade date. Cost is determined and gains (losses) are based upon the specific identification method for both financial statement and federal income tax purposes.

Income Recognition

Interest income is recorded on the accrual basis.

Corporate actions and dividend income, net of foreign tax withholding are recorded on the ex-date.

Awards from class action litigation are recorded as a reduction of cost if the Fund still owns the applicable securities on the payment date. If the Fund no longer owns the applicable securities, the proceeds are recorded as realized gains.

Expenses

General expenses of the Trust are allocated to the Fund and other series of the Trust based upon relative net assets or other expense allocation methodologies determined by the nature of the expense. Expenses directly attributable to a specific class of shares are charged to that share class. Expenses directly attributable to the Fund are charged to the Fund.

Determination of Class Net Asset Value

All income, expenses (other than class-specific expenses which are charged directly to a share class, as shown in the Statement of Operations) and realized and unrealized gains (losses) are allocated to each class of the Fund on a daily basis, based on the relative net assets of each class, for purposes of determining the net asset value of each class.

Federal Income Tax Status

The Fund intends to qualify each year as a regulated investment company under Subchapter M of the Internal Revenue Code, as amended, and will distribute substantially all of its tax exempt or taxable income, if any, for its tax year, and as such will not be subject to federal income taxes. In addition, the Fund intends to distribute in each calendar year substantially all of its net investment income, capital gains and certain other amounts, if any, such that the Fund should not be subject to federal excise tax. Therefore, no federal income or excise tax provision is recorded.

Distributions to Shareholders

Distributions from net investment income are declared and paid quarterly. Net realized capital gains, if any, are distributed at least annually. Income distributions and capital gain distributions are determined in accordance with federal income tax regulations which may differ from GAAP.

24

Columbia Energy and Natural Resources Fund

March 31, 2011

Indemnifications

Under the Trust’s organizational documents and, in some cases, by contract, its officers and directors are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, certain of the Fund’s contracts with its service providers contain general indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown since the amount of any future claims that may be made against the Fund cannot be determined and the Fund has no historical basis for predicting the likelihood of any such claims.

Note 3. Fees and Compensation Paid to Affiliates

Investment Management Fee

Under an Investment Management Services Agreement (IMSA), the Investment Manager determines which securities will be purchased, held or sold. The management fee is equal to a percentage of the Fund’s average daily net assets that declines from 0.60% to 0.43% as the Fund’s net assets increase.

Prior to the Closing, Columbia Management Advisors, LLC (Columbia), an indirect, wholly owned subsidiary of Bank of America Corporation (BOA), provided investment management services to the Fund under the same fee structure. The effective management fee rate for the year ended March 31, 2011, was 0.60% of the Fund’s average daily net assets.

In September 2010, the Board of Trustees approved an amended IMSA that includes an annual management fee rate that declines from 0.69% to 0.54% as the Fund’s net assets increase and would increase the management fees payable to the Investment Manager at certain asset levels. The amended IMSA was approved by the Fund’s shareholders at a meeting held on February 15, 2011. The amended IMSA was effective on May 1, 2011.

Administration Fee

Effective upon the Closing, the Investment Manager provides administration and accounting services to the Fund under an Administrative Services Agreement, including services previously performed under the Pricing and Bookkeeping Oversight and Services Agreement (the Services Agreement) as discussed in the Pricing and Bookkeeping Fees note below. The Fund pays an annual administration fee equal to 0.15% of the Fund’s average daily net assets less the fees payable by the Fund as described under the Pricing and Bookkeeping Fees note below. Prior to the Closing, Columbia provided administrative services to the Fund at the same fee rates.

In September 2010, the Board of Trustees approved an amended Administrative Services Agreement that includes an annual administration fee rate that declines from 0.06% to 0.04% as the Fund’s net assets increase and would decrease the administration fees payable to the Investment Manager at all asset levels. The amended Administrative Services Agreement was effective on May 1, 2011.

Pricing and Bookkeeping Fees

Prior to the Closing, the Fund entered into a Financial Reporting Services Agreement (the Financial Reporting Services Agreement) with State Street Bank and Trust Company (State Street) and Columbia pursuant to which State Street provides financial reporting services to the Fund. The Fund also entered into an Accounting Services Agreement (collectively with the Financial Reporting Services Agreement, the State Street Agreements) with State Street and Columbia pursuant to which State Street provides accounting services to the Fund. Upon the Closing, Columbia assigned and delegated its rights and obligations under the State Street Agreements to the Investment Manager. Under the State Street Agreements, the Fund pays State Street an annual fee of $38,000 paid monthly plus an additional monthly fee based on an annualized percentage rate of average daily net assets of the Fund for the month. The aggregate fee will not exceed $140,000 per year (exclusive of out-of-pocket expenses and charges). The Fund also reimburses State Street for certain out-of-pocket expenses and charges.

Also prior to the Closing, the Fund entered into the Services Agreement with Columbia. Under the Services Agreement, Columbia provided services related to Fund expenses and the requirements of the Sarbanes-Oxley Act of 2002, and provided oversight of the accounting and financial reporting services provided by State Street. Under the Services Agreement, the Fund reimbursed Columbia for out-of-pocket expenses and charges, including fees payable to third parties, such as for pricing the Fund’s portfolio securities, incurred by Columbia in the performance of services under the Services Agreement. The Services Agreement was terminated upon the Closing. These services are now provided under the Administrative Services Agreement discussed above.

Transfer Agent Fee

In connection with the Closing, RiverSource Service Corporation, a wholly owned subsidiary of Ameriprise Financial, provides transfer agency services to the Fund under a Transfer Agency Agreement and changed its name to Columbia Management Investment Services

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Columbia Energy and Natural Resources Fund

March 31, 2011

Corp. (the Transfer Agent). The Transfer Agent has contracted with Boston Financial Data Services (BFDS) to serve as sub-transfer agent.

The Transfer Agent receives monthly account-based service fees that vary by class and are based on the number of open accounts, and is reimbursed by the Fund for the fees and expenses the Transfer Agent pays to financial intermediaries that maintain omnibus accounts with the Fund that is a percentage of the average aggregate value of the Fund’s shares maintained in each such omnibus account (other than omnibus accounts for which American Enterprise Investment Services Inc. is the broker of record or accounts where the beneficial shareholder is a customer of Ameriprise Financial Services, Inc., which are paid a per account fee). The Transfer Agent pays the fees of BFDS for services as sub-transfer agent and, is not entitled to reimbursement for such fees from the Fund (with the exception of out-of pocket fees). The Transfer Agent also receives compensation from fees for various shareholder services and reimbursements for certain out-of -pocket expenses. Class I shares do not pay any transfer agency fees. Total transfer agent fees for Class R4 shares are subject to an annual limitation of not more than 0.05% of the average daily net assets attributable to the Class R4 shares.

Prior to the Closing, Columbia Management Services, Inc., an affiliate of Columbia and an indirect, wholly owned subsidiary of BOA, provided transfer agency services to the Fund and contracted with BFDS to serve as sub-transfer agent, under the same fee structure.

For the year ended March 31, 2011, the Fund’s effective transfer agent fee rate for each class, with the exception of Class I shares, as a percentage of the average daily net assets was as follows:

Class A	Class B	Class C	Class R	Class R4	Class Z
0.19%	0.24%	0.19%	0.23%	0.05%	0.19%

An annual minimum account balance fee of $20 may apply to certain accounts with a value below the Fund’s initial minimum investment requirements to reduce the impact of small accounts on transfer agent fees. These minimum account balance fees are recorded as part of expense reductions on the Statement of Operations. For the year ended March 31, 2011, no minimum account balance fees were charged by the Fund.

Plan Administration Fee

Under a Plan Administration Services Agreement with the Transfer Agent, the Fund pays an annual fee at a rate of 0.25% of the Fund’s average daily net assets attributable to Class R4 shares for the provision of various administrative, recordkeeping, communication and educational services.

Underwriting Discounts, Service and Distribution Fees

In connection with the Closing, RiverSource Fund Distributors, Inc., an indirect wholly owned subsidiary of Ameriprise Financial, provides distribution and shareholder services to the Fund and changed its name to Columbia Management Investment Distributors, Inc. (the Distributor). Pursuant to Rule 12b-1 under the 1940 Act, the Board of Trustees has approved, and the Fund has adopted, distribution and shareholder service plans (the Plans) which set the distribution and service fees for the Fund. These fees are calculated daily and are intended to compensate the Distributor and/or eligible selling and/or servicing agents for selling shares of the Fund and providing services to investors.

The Plans require the payment of a monthly service fee to the Distributor at the maximum annual rate of 0.25% of the average daily net assets attributable to Class A, Class B and Class C shares of the Fund. The Plans also require the payment of a monthly distribution fee to the Distributor at the maximum annual rates of 0.75% of the average daily net assets attributable to Class B and Class C shares and 0.50% of the average daily net assets attributable to Class R shares. These fees are intended to compensate the Distributor and/or eligible selling and/or servicing agents for selling shares of the Fund and providing services to investors.

Prior to the Closing, Columbia Management Distributors, Inc., an affiliate of Columbia and an indirect, wholly owned subsidiary of BOA, was the principal underwriter of the Fund’s shares. There were no changes to the underwriting discount structure of the Fund or the service or distribution fee rates paid by the Fund as a result of the Transaction.

Sales Charges

Sales charges, including front-end and CDSC’s, received by the Distributor for distributing Fund shares were $31,630 for Class A and $5,798 for Class C shares for the year ended March 31, 2011.

Fee Waivers and Expense Reimbursements

The Investment Manager has voluntarily agreed to bear a portion of the Fund’s expenses so that the Fund’s ordinary operating expenses (excluding brokerage commissions, interest, taxes and extraordinary expenses, but including custodian charges relating to overdrafts, if any), after giving effect to any balance credits from the Fund’s

26

Columbia Energy and Natural Resources Fund

March 31, 2011

custodian, do not exceed the annual rates of 1.45%, 2.20%, 2.20%, 1.06%, 1.70%, 1.36% and 1.20% of the Fund’s average daily net assets attributable to Class A, Class B, Class C, Class I, Class R, Class R4 and Class Z shares, respectively. The Investment Manager, in its discretion, may revise or discontinue this arrangement at any time. Prior to May 1, 2010, Columbia voluntarily reimbursed a portion of the Fund’s expenses in the same manner.

Effective May 1, 2011, the Investment Manager and certain of its affiliates have contractually agreed to waive fees or reimburse expenses, through July 31, 2012, so that the Fund’s ordinary operating expenses (excluding certain expenses described below), after giving effect to any balance credits or overdraft charges from the Fund’s custodian, do not exceed the annual rates of 1.45%, 2.20%, 2.20%, 1.07%, 1.70%, 1.37% and 1.20% of the Fund’s average daily net assets attributable to Class A, Class B, Class C, Class I, Class R, Class R4 and Class Z shares, respectively. The following expenses are excluded from the Fund’s ordinary operating expenses when calculating the cap, and therefore will be paid by the Fund: taxes (including foreign transaction taxes), expenses associated with investment in other pooled investment vehicles (including exchange traded funds and other affiliated and unaffiliated mutual funds), transaction costs and brokerage commissions, costs related to any securities lending program, dividend expenses associated with securities sold short, inverse floater program fees and expenses, transaction charges and interest on borrowed money, interest, extraordinary expenses and any other expenses the exclusion of which is specifically approved by the Fund’s Board of Trustees. This agreement may be modified or amended only with approval from all parties.

Fees Paid to Officers and Trustees

In connection with the Closing, all officers of the Fund are employees of the Investment Manager or its affiliates and, with the exception of the Fund’s Chief Compliance Officer, receive no compensation from the Fund. The Board of Trustees has appointed a Chief Compliance Officer to the Fund in accordance with federal securities regulations. The Fund, along with other affiliated funds, pays its pro-rata share of the expenses associated with the Chief Compliance Officer. The Fund’s expenses for the Chief Compliance Officer will not exceed $15,000 per year. Prior to the Closing, all officers of the Fund were employees of Columbia or its affiliates and the Fund paid its pro-rata share of the expenses for the Chief Compliance Officer under the same fee structure.

Trustees are compensated for their services to the Fund, as set forth on the Statement of Operations. The Trust’s eligible Trustees may participate in a deferred compensation plan which may be terminated at any time. Obligations of the plan will be paid solely out of the Fund’s assets.

Note 4. Custody Credits

The Fund has an agreement with its custodian bank under which custody fees may be reduced by balance credits. These credits are recorded as part of expense reductions on the Statement of Operations. The Fund could have invested a portion of the assets utilized in connection with the expense offset arrangement in an income-producing asset if it had not entered into such an agreement. For the year ended March 31, 2011, these custody credits reduced total expenses by $314 for the Fund.

Note 5. Portfolio Information

The cost of purchases and proceeds from sales of securities, excluding short-term obligations, aggregated $3,989,674,712 and $3,946,966,452, respectively, for the year ended March 31, 2011.

Note 6. Regulatory Settlements

During the year ended March 31, 2010, the Fund received payments totaling $35,194 resulting from certain regulatory settlements with third parties in which the Fund had participated. The payments have been included in “Increase from regulatory settlements” in the Statement of Changes in Net Assets.

Note 7. Shareholder Concentration

As of March 31, 2011, two shareholder accounts owned 33.4% of the outstanding shares of the Fund. Purchase and redemption activity of these accounts may have a significant effect on the operations of the Fund.

Note 8. Line of Credit

Prior to March 28, 2011, the Fund and other affiliated funds participated in a $280,000,000 committed, unsecured revolving line of credit provided by State Street. Effective March 28, 2011, the commitment was reduced to $225,000,000. The maximum amount that may be borrowed by any fund is limited to the lesser of $200,000,000 and the Fund’s borrowing limit set forth in the Fund’s registration statement. Borrowings are available for short-term liquidity or temporary or emergency purposes.

Effective October 14, 2010, interest is charged to each participating fund based on the fund’s borrowings at a rate per annum equal to the greater of the Federal Funds Rate plus 1.25% or the overnight LIBOR Rate plus 1.25%. In addition, a commitment fee of 0.125%

27

Columbia Energy and Natural Resources Fund

March 31, 2011

per annum is accrued and apportioned among the participating funds pro rata based on their relative net assets.

Prior to October 14, 2010, interest was charged to each participating fund at the same rates. In addition, a commitment fee of 0.15% per annum was accrued and apportioned among the participating funds pro rata based on their relative net assets.

For the year ended March 31, 2011, the average daily loan balance outstanding on days where borrowing existed was $3,530,769 at a weighted average interest rate of 1.48%.

Note 9. Federal Tax Information

The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. Reclassifications are made to the Fund’s capital accounts for permanent tax differences to reflect income and gains available for distribution (or available capital loss carryforwards) under income tax regulations.

For the year ended March 31, 2011, permanent book and tax basis differences resulting primarily from differing treatments for foreign currency transactions and passive foreign investment company (“PFIC”) adjustments were identified and reclassified among the components of the Fund’s net assets as follows:

Undistributed Net Investment Income	Accumulated Net Realized Loss	Paid-In Capital
$(86,370)	$153,555	$(67,185)

Net investment income and net realized gains (losses), as disclosed on the Statement of Operations, and net assets were not affected by this reclassification.

The tax character of distributions paid during the years ended March 31, 2011 and March 31, 2010 was as follows:

	March 31, 2011	March 31, 2010
Distributions paid from:
Ordinary Income*	$1,179,755	$1,521,692

*	For tax purposes short-term capital gain distributions, if any, are considered ordinary income distributions.

As of March 31, 2011, the components of distributable earnings on a tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Net Unrealized Appreciation*
$1,419,653	$—	$180,783,792

*	The differences between book-basis and tax-basis net unrealized appreciation are primarily due to deferral of losses from wash sales.

Unrealized appreciation and depreciation at March 31, 2011, based on cost of investments for federal income tax purposes were:

Unrealized appreciation	$187,981,156
Unrealized depreciation	(7,197,364)

Net unrealized appreciation	$180,783,792

The following capital loss carryforwards may be available to reduce taxable income arising from future net realized gains on investments, if any, to the extent permitted by the Internal Revenue Code:

Year of Expiration	Capital Loss Carryforwards
2018	$9,909,297

Capital loss carryforwards of $94,578,081 were utilized during the year ended March 31, 2011.

Management of the Fund has concluded that there are no significant uncertain tax positions that would require recognition in the financial statements. However, management’s conclusion may be subject to review and adjustment at a later date based on factors including, but not limited to, new tax laws, regulations, and administrative interpretations (including relevant court decisions). The Fund’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.

Note 10. Significant Risks and Contingencies

Non-Diversification Risk

A non-diversified fund is permitted to invest a greater percentage of its total assets in fewer companies than a diversified fund. The Fund may, therefore, have a greater risk of loss from a few issuers than a similar fund that invests more broadly.

Note 11. Subsequent Events

Management has evaluated the events and transactions that have occurred through the date the financial statements were issued. Other

28

Columbia Energy and Natural Resources Fund

March 31, 2011

than as noted below and in Note 3 above, there were no items requiring adjustment of the financial statements or additional disclosure.

Effective May 16, 2011, the line of credit commitment with State Street was reduced to $150,000,000, and the maximum amount that may be borrowed by any fund was limited to the lesser of $120,000,000 and the Fund’s borrowing limit set forth in the Fund’s registration statement.

Note 12. Information Regarding Pending and Settled Legal Proceedings

In June 2004, an action captioned John E. Gallus et al. v. American Express Financial Corp. and American Express Financial Advisors Inc. was filed in the United States District Court for the District of Arizona. The plaintiffs allege that they are investors in several American Express Company (now known as RiverSource) mutual funds and they purport to bring the action derivatively on behalf of those funds under the Investment Company Act of 1940. The plaintiffs allege that fees allegedly paid to the defendants by the funds for investment advisory and administrative services are excessive. The plaintiffs seek remedies including restitution and rescission of investment advisory and distribution agreements. The plaintiffs voluntarily agreed to transfer this case to the United States District Court for the District of Minnesota (the District Court). In response to defendants’ motion to dismiss the complaint, the District Court dismissed one of plaintiffs’ four claims and granted plaintiffs limited discovery. Defendants moved for summary judgment in April 2007. Summary judgment was granted in the defendants’ favor on July 9, 2007. The plaintiffs filed a notice of appeal with the Eighth Circuit Court of Appeals (the Eighth Circuit) on August 8, 2007. On April 8, 2009, the Eighth Circuit reversed summary judgment and remanded to the District Court for further proceedings. On August 6, 2009, defendants filed a writ of certiorari with the U.S. Supreme Court (the Supreme Court), asking the Supreme Court to stay the District Court proceedings while the Supreme Court considers and rules in a case captioned Jones v. Harris Associates, which involves issues of law similar to those presented in the Gallus case. On March 30, 2010, the Supreme Court issued its ruling in Jones v. Harris Associates, and on April 5, 2010, the Supreme Court vacated the Eighth Circuit’s decision in the Gallus case and remanded the case to the Eighth Circuit for further consideration in light of the Supreme Court’s decision in Jones v. Harris Associates. On June 4, 2010, the Eighth Circuit remanded the Gallus case to the District Court for further consideration in light of the Supreme Court’s decision in Jones v. Harris Associates. On December 9, 2010, the District Court reinstated its July 9, 2007 summary judgment order in favor of the defendants. On January 10, 2011, plaintiffs filed a notice of appeal with the Eighth Circuit.

In December 2005, without admitting or denying the allegations, American Express Financial Corporation (AEFC, which is now known as Ameriprise Financial, Inc. (Ameriprise Financial)), entered into settlement agreements with the Securities and Exchange Commission (SEC) and Minnesota Department of Commerce (MDOC) related to market timing activities. As a result, AEFC was censured and ordered to cease and desist from committing or causing any violations of certain provisions of the Investment Advisers Act of 1940, the Investment Company Act of 1940, and various Minnesota laws. AEFC agreed to pay disgorgement of $10 million and civil money penalties of $7 million. AEFC also agreed to retain an independent distribution consultant to assist in developing a plan for distribution of all disgorgement and civil penalties ordered by the SEC in accordance with various undertakings detailed at http://www.sec.gov/litigation/admin/ia-2451.pdf. Ameriprise Financial and its affiliates have cooperated with the SEC and the MDOC in these legal proceedings, and have made regular reports to the funds’ Boards of Directors/Trustees.

Ameriprise Financial and certain of its affiliates have historically been involved in a number of legal, arbitration and regulatory proceedings, including routine litigation, class actions, and governmental actions, concerning matters arising in connection with the conduct of their business activities. Ameriprise Financial believes that the Funds are not currently the subject of, and that neither Ameriprise Financial nor any of its affiliates are the subject of, any pending legal, arbitration or regulatory proceedings that are likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds. Ameriprise Financial is required to make 10-Q, 10-K and, as necessary, 8-K filings with the Securities and Exchange Commission on legal and regulatory matters that relate to Ameriprise Financial and its affiliates. Copies of these filings may be obtained by accessing the SEC website at www.sec.gov.

There can be no assurance that these matters, or the adverse publicity associated with them, will not result in increased fund redemptions, reduced sale of fund shares or other adverse consequences to the Funds. Further, although we believe proceedings are not likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds, these proceedings are subject to uncertainties and, as such, we are unable to estimate the possible loss or range of loss that may result. An adverse outcome in one or more of these proceedings could result in adverse judgments, settlements, fines, penalties or other relief that could have a material adverse effect on the consolidated financial condition or results of operations of Ameriprise Financial.

29

Report of Independent Registered Public Accounting Firm

To the Trustees of Columbia Funds Series Trust I and the Shareholders of Columbia Energy and Natural Resources Fund

In our opinion, the accompanying statement of assets and liabilities, including the investment portfolio, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Columbia Energy and Natural Resources Fund (the “Fund”) (a series of Columbia Funds Series Trust I) at March 31, 2011, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at March 31, 2011 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Boston, Massachusetts

May 20, 2011

30

Federal Income Tax Information (Unaudited) – Columbia Energy and Natural Resources Fund

100.00% of the ordinary income distributed by the Fund for the fiscal year ended March 31, 2011, qualifies for the corporate dividends received deduction.

For non-corporate shareholders 100.00%, or the maximum amount allowable under the Jobs and Growth Tax Relief Reconciliation Act of 2003, of ordinary income distributed by the Fund for the fiscal year ended March 31, 2011 may represent qualified dividend income.

The Fund will notify shareholders in January 2012 of amounts for use in preparing 2011 income tax returns.

31

Fund Governance

The Trustees serve terms of indefinite duration. The names, addresses and birth years of the Trustees and Officers of the Funds in Columbia Funds Series Trust I, the year each was first elected or appointed to office, their principal business occupations during at least the last five years, the number of Funds overseen by each Trustee and other directorships they hold are shown below, as of May 2, 2011. Each officer listed below serves as an officer of each Fund in Columbia Funds Series Trust I.

Independent Trustees

Name, Address and Year of Birth, Position with Funds, Year First Elected or Appointed to Office	Principal Occupation(s) During Past Five Years, Number of Funds in Columbia Funds Complex Overseen by Trustee, Other Directorships Held

John D. Collins (born 1938)
c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Boston, MA 02110 Trustee (since 2005)

Retired. Consultant, KPMG, LLP (accounting and tax firm) from July 1999 to June 2000; Partner, KPMG, LLP from March 1962 to June 1999. Oversees 46; Mrs. Fields

Original Cookies, Inc. (consumer products); Suburban Propane Partners, L.P.; and Montpelier Re (insurance underwriting firm)

Rodman L. Drake (born 1943)
c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Boston, MA 02110 Trustee (since 1994) and Chairman of the Board (since 2009)	Independent consultant since 2010; Co-Founder of Baringo Capital LLC (private equity) from 1997 to 2008; CEO of Crystal River Capital, Inc. (real estate investment trust) from 2003 to 2010; Oversees 46; Jackson Hewitt Tax Service Inc. (tax preparation services); Celgene Corporation (global biotechnology company); Student Loan Corporation (student loan provider); Crystal River Capital, Inc. from 2005 to 2010; Parsons Brinckerhoff from 1995 to 2008; the Helios Funds (closed-end funds); and Apex Silver Mines Ltd. from 2007 to 2009

Douglas A. Hacker (born 1955)
c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Boston, MA 02110 Trustee (since 1996)	Independent business executive since May 2006; Executive Vice President–Strategy of United Airlines (airline) from December 2002 to May 2006; President of UAL Loyalty Services (airline marketing company) from September 2001 to December 2002; Executive Vice President and Chief Financial Officer of United Airlines from July 1999 to September 2001. Oversees 46; Nash Finch Company (food distributor); Aircastle Limited (aircraft leasing); and SeaCube Container Leasing Ltd (container leasing)

Janet Langford Kelly (born 1957)
c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Boston, MA 02110 Trustee (since 1996)	Senior Vice President, General Counsel and Corporate Secretary, ConocoPhillips (integrated energy company) since September 2007; Deputy General Counsel–Corporate Legal Services, ConocoPhillips from August 2006 to August 2007; Partner, Zelle, Hofmann, Voelbel, Mason & Gette LLP (law firm) from March 2005 to July 2006; Adjunct Professor of Law, Northwestern University, from September 2004 to June 2006; Director, UAL Corporation (airline) from February 2006 to July 2006; Oversees 46; None

William E. Mayer (born 1940)
c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Boston, MA 02110 Trustee (since 1994)	Partner, Park Avenue Equity Partners (private equity) since February 1999; Dean and Professor, College of Business and Management, University of Maryland from 1992 to 1996. Oversees 46; DynaVox Inc. (software developer); Lee Enterprises (print media), WR Hambrecht + Co. (financial service provider); BlackRock Kelso Capital Corporation (investment company)

32

Fund Governance (continued)

Independent Trustees (continued)

Name, Address and Year of Birth, Position with Funds, Year First Elected or Appointed to Office	Principal Occupation(s) During Past Five Years, Number of Funds in Columbia Funds Complex Overseen by Trustee, Other Directorships Held

David M. Moffett (born 1952)
c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Boston, MA 02110 Trustee (since 2011)	Retired. Chief Executive Officer, Federal Home Loan Mortgage Corporation, from 2008 to 2009; Senior Adviser, Global Financial Services Group, Carlyle Group, Inc., from 2007 to 2008; Vice Chairman and Chief Financial Officer, U.S. Bancorp, from 1993 to 2007. Oversees 46; CIT Group Inc. (commercial and consumer finance), eBay Inc. (online trading community), MBIA Corp (financial service provider), E.W. Scripps Co. (print and television media), Building Materials Holding Corp. (building materials and construction services), and University of Oklahoma Foundation.

Charles R. Nelson (born 1942)
c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Boston, MA 02110 Trustee (since 1981)	Professor of Economics, University of Washington, since January 1976; Ford and Louisa Van Voorhis Professor of Political Economy, University of Washington, since September 1993; Adjunct Professor of Statistics, University of Washington, since September 1980; Associate Editor, Journal of Money Credit and Banking, 1993-2008; Consultant on econometric and statistical matters. Oversees 46; None

John J. Neuhauser (born 1943)
c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Boston, MA 02110 Trustee (since 1984)	President, Saint Michael’s College, since August 2007; Director or Trustee of several non-profit organization, including Fletcher Allen Health Care, Inc.; University Professor, Boston College from November 2005 to August 2007; Academic Vice President and Dean of Faculties, Boston College from August 1999 to October 2005. Oversees 46; Liberty All-Star Equity Fund and Liberty All-Star Growth Fund, Inc. (closed-end funds)

Jonathan Piel (born 1938)
c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Boston, MA 02110 Trustee (since 1994)	Cable television producer and website designer; The Editor, Scientific American from 1984 to 1994; Vice President, Scientific American, Inc., from 1984 to 1994; Member, Advisory Board, Stone Age Institute, Bloomington, Indiana (research institute that explores the effect of technology on human evolution); Member, Board of Directors of the National Institute of Social Sciences, New York City; Member, Board of Trustees of the William Alanson White Institute, New York City (institution for training psychoanalysts); and Member, Advisory Board, Mount Sinai Children’s Environmental Health Center, New York. Oversees 46; None

Patrick J. Simpson (born 1944)
c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Boston, MA 02110 Trustee (since 2000)	Partner, Perkins Coie LLP (law firm). Oversees 46; None

Anne-Lee Verville (born 1945)
c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Boston, MA 02110 Trustee (since 1998)	Retired since 1997 (formerly General Manager–Global Education Industry from 1994 to 1997, President–Application Systems Division from 1991 to 1994, Chief Financial Officer–US Marketing & Services from 1988 to 1991, and Chief Information Officer from 1987 to 1988, IBM Corporation (computer and technology)). Oversees 46; Enesco Group, Inc. (producer of giftware and home and garden decor products) from 2001 to 2006

33

Fund Governance (continued)

Interested Trustee

Name, Address and Year of Birth, Position with Funds, Year First Elected or Appointed to Office	Principal Occupation(s) During Past Five Years, Number of Funds in Columbia Funds Complex Overseen by Trustee, Other Directorships Held

Michael A. Jones (born 1959)
c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Boston, MA 02110 Trustee (since 2011) Senior Vice President (since 2010)	President and Director, Columbia Management Investment Advisers, LLC since May 2010; President and Director, Columbia Management Investment Distributors, Inc. since May 2010; Manager, Chairman, Chief Executive Officer and President, Columbia Management Advisors, LLC from 2007 to April 2010; Chief Executive Officer, President and Director, Columbia Management Distributors, Inc. from November 2006 to April 2010; previously, co-president and senior managing director at Robeco Investment Management. Oversees 46; None

The Statement of Additional Information includes additional information about the Trustees of the Funds and is available, without charge, upon request by calling 1-800-345-6611.

34

Fund Governance (continued)

Officers

Name, Year of Birth and Address	Principal Occupation(s) During the Past Five Years

J. Kevin Connaughton (born 1964)
225 Franklin Street Boston, MA 02110 President (since 2009)	Senior Vice President and General Manager–Mutual Fund Products, Columbia Management Investment Advisers, LLC since May 2010; President, Columbia Funds, since 2009, and RiverSource Funds, since May 2010 (previously Senior Vice President and Chief Financial Officer, Columbia Funds, from June 2008 to January 2009, Treasurer, Columbia Funds, from October 2003 to May 2008, and senior officer of various other affiliated funds since 2000); Managing Director, Columbia Management Advisors, LLC from December 2004 to April 2010.

Michael G. Clarke (born 1969)
225 Franklin Street Boston, MA 02110 Treasurer (since 2011) and Chief Financial Officer (since 2009)	Vice President, Columbia Management Investment Advisers, LLC since May 2010; Managing Director of Fund Administration, Columbia Management Advisors, LLC, from September 2004 to April 2010; senior officer of Columbia Funds and affiliated funds since 2002.

Scott R. Plummer (born 1959)
5228 Ameriprise Financial Center Minneapolis, MN 55474 Senior Vice President, Secretary and Chief Legal Officer (since 2010)	Chief Legal Officer and Assistant Secretary, Columbia Management Investment Advisers, LLC since June 2005; Vice President and Lead Chief Counsel–Asset Management, Ameriprise Financial, Inc. since May 2010 (previously Vice President and Chief Counsel–Asset Management, from 2005 to April 2010, and Vice President–Asset Management Compliance from 2004 to 2005); Vice President, Chief Counsel and Assistant Secretary, Columbia Management Investment Distributors, Inc. since 2008; Vice President, General Counsel and Secretary, Ameriprise Certificate Company since 2005; Chief Counsel, RiverSource Distributors, Inc. since 2006; Vice President, General Counsel and Secretary, RiverSource Funds, since December 2006; Senior Vice President, Secretary and Chief Legal Officer, Columbia Funds, since May 2010.

Linda J. Wondrack (born 1964)
225 Franklin Street Boston, MA 02110 Senior Vice President and Chief Compliance Officer (since 2007)	Vice President and Chief Compliance Officer, Columbia Management Investment Advisers, LLC since May 2010; Chief Compliance Officer, Columbia Funds, since 2007, and RiverSource Funds, since May 2010; Director (Columbia Management Group, LLC and Investment Product Group Compliance), Bank of America, from June 2005 to April 2010; Director of Corporate Compliance and Conflicts Officer of MFS Investment Management (investment management) from August 2004 to May 2005.

William F. Truscott (born 1960)
53600 Ameriprise Financial Center Minneapolis, MN 55474 Senior Vice President (since 2010)	Chairman of the Board, Columbia Management Investment Advisers, LLC since May 2010 (previously President, Chairman of the Board and Chief Investment Officer, from 2001 to April 2010); Chief Executive Officer, U.S. Asset Management & President, Annuities, Ameriprise Financial, Inc. since May 2010 (previously President–U.S. Asset Management and Chief Investment Officer from 2005 to April 2010, and Senior Vice President–Chief Investment Officer, from 2001 to 2005); Director, President and Chief Executive Officer, Ameriprise Certificate Company since 2006; Director, Columbia Management Investment Distributors, Inc. since May 2010 (previously Chairman of the Board and Chief Executive Officer from 2008 to April 2010); Chairman of the Board and Chief Executive Officer, RiverSource Distributors, Inc. since 2006.

35

Fund Governance (continued)

Officers (continued)

Name, Year of Birth and Address	Principal Occupation(s) During the Past Five Years

Colin Moore (born 1958)
225 Franklin Street Boston, MA 02110 Senior Vice President (since 2010)	Director and Chief Investment Officer, Columbia Management Investment Advisers, LLC since May 2010; Manager, Managing Director and Chief Investment Officer of Columbia Management Advisors, LLC from 2007 to April 2010; Head of Equities, Columbia Management Advisors, LLC from 2002 to 2007.

Amy Johnson (born 1965)
5228 Ameriprise Financial Center Minneapolis, MN 55474 Vice President (since 2010)	Senior Vice President and Chief Operating Officer, Columbia Management Investment Advisers, LLC since May 2010 (previously Chief Administrative Officer, from 2009 until April 2010, Vice President–Asset Management and Trust Company Services, from 2006 to 2009, and Vice President–Operations and Compliance from 2004 to 2006).

Joseph F. DiMaria (born 1968)
225 Franklin Street Boston, MA 02110 Vice President (since 2011) and Chief Accounting Officer (since 2008)	Vice President, Mutual Fund Administration, Columbia Management Investment Advisers, LLC, since May 2010; Director of Fund Administration, Columbia Management Advisors, LLC from January 2006 to April 2010; Head of Tax/Compliance and Assistant Treasurer, Columbia Management Advisors, LLC, from November 2004 to December 2005.

Stephen T. Welsh (born 1957)
225 Franklin Street Boston, MA 02110 Vice President (since 2006)	President and Director, Columbia Management Investment Services Corp. since May 2010; President and Director, Columbia Management Services, Inc. from July 2004 to April 2010; Managing Director, Columbia Management Distributors, Inc. from August 2007 to April 2010.

Paul D. Pearson (born 1956)
5228 Ameriprise Financial Center Minneapolis, MN 55474 Vice President and Assistant Treasurer (since 2011)	Vice President, Investment Accounting, Columbia Management Investment Advisers, LLC, since May 2010; Vice President, Managed Assets, Investment Accounting, Ameriprise Financial Corporation.

Paul B. Goucher (born 1968)
5228 Ameriprise Financial Center Minneapolis, MN 55474 Vice President and Assistant Treasurer (since 2010)	Vice President and Chief Counsel of Ameriprise Financial since January 2010 (formerly Vice President and Group Counsel from November 2008 to January 2010); Director, Managing Director and General Counsel of J. & W. Seligman & Co. Incorporated (Seligman) from July 2008 to November 2008 and Managing Director and Associate General Counsel of Seligman from January 2005 to July 2008.

Christopher O. Petersen (born 1970)
5228 Ameriprise Financial Center Minneapolis, MN 55474 Vice President and Assistant Treasurer (since 2010)	Vice President and Chief Counsel, Ameriprise Financial since January 2010 (formerly Vice President and Group Counsel or Counsel from April 2004 to January 2010); Assistant Secretary of RiverSource Funds since January 2007.

Michael E. DeFao (born 1968)
5228 Ameriprise Financial Center Minneapolis, MN 55474 Vice President and Assistant Treasurer (since 2011)	Vice President and Chief Counsel, Ameriprise Financial since May 2010; Associate General Counsel Bank of America from June 2005 to April 2010

36

Shareholder Meeting Results

At a Joint Special Meeting of Shareholders held on February 15, 2011, shareholders of the Fund considered a proposal to approve a proposed amendment to the Investment Management Services Agreement with Columbia Management Investment Advisers, LLC. The proposal was approved as follows:

Votes For	Votes Against	Abstentions	Broker Non-Votes
415,705,167	19,918,940	11,008,276	0

37

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40

Important Information About This Report

The fund mails one shareholder report to each shareholder address. If you would like more than one report, please call shareholder services at 1-800-345-6611 and additional reports will be sent to you. This report has been prepared for shareholders of Columbia Energy and Natural Resources Fund.

A description of the policies and procedures that the fund uses to determine how to vote proxies and a copy of the fund’s voting records are available (i) at www.columbiamanagement.com, (ii) on the Securities and Exchange Commission’s website at www.sec.gov, and (iii) without charge, upon request, by calling 1-800-368-0346. Information regarding how the fund voted proxies relating to portfolio securities during the 12-month period ended June 30 is available from the SEC’s website. Information regarding how the fund voted proxies relating to portfolio securities is also available from the fund’s website, www.columbiamanagement.com.

The fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The fund’s Form N-Q is available on the SEC’s website at www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling
1-800-SEC-0330.

Transfer Agent

Columbia Management Investment Services Corp.

P.O. Box 8081

Boston, MA 02266-8081

1-800-345-6611

Distributor

Columbia Management Investment

Distributors, Inc.

225 Franklin Street

Boston, MA 02110

Investment Manager

Columbia Management Investment Advisers, LLC

225 Franklin Street

Boston, MA 02110

41

Columbia Energy and Natural Resources Fund

P.O. Box 8081

Boston, MA 02266-8081

columbiamanagement.com

This information is for use with concurrent or prior delivery of a fund prospectus. Investors should consider the investment objectives, risks, charges and expenses of a mutual fund carefully before investing. For a free prospectus, which contains this and other important information about the funds, visit columbiamanagement.com. Read the prospectus carefully before investing. The Fund is distributed by Columbia Management Investment Distributors, Inc., member FINRA, and managed by Columbia Management Investment Advisers, LLC.

©2011 Columbia Management Investment Advisers, LLC. All rights reserved.

C-1141 A (05/11)

Columbia International Growth Fund

Annual Report for the Period Ended March 31, 2011

The views expressed in this report reflect the current views of the respective parties. These views are not guarantees of future performance and involve certain risks, uncertainties and assumptions that are difficult to predict, so actual outcomes and results may differ significantly from the views expressed. These views are subject to change at any time based upon economic, market or other conditions and the respective parties disclaim any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Columbia Fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any particular Columbia Fund. References to specific securities should not be construed as a recommendation or investment advice.

President’s Message

Dear Shareholder:

The Columbia Management story began over 100 years ago, and today, we are one of the nation’s largest dedicated asset managers. The recent acquisition by Ameriprise Financial, Inc. brings together the talents, resources and capabilities of Columbia Management with those of RiverSource Investments, Threadneedle (acquired by Ameriprise in 2003) and Seligman Investments (acquired by Ameriprise in 2008) to build a best-in-class asset management business that we believe is truly greater than its parts.

RiverSource Investments traces its roots to 1894 when its then newly-founded predecessor, Investors Syndicate, offered a face-amount savings certificate that gave small investors the opportunity to build a safe and secure fund for retirement, education or other special needs. A mutual fund pioneer, Investors Syndicate launched Investors Mutual Fund in 1940. In the decades that followed, its mutual fund products and services lineup grew to include a full spectrum of styles and specialties. More than 110 years later, RiverSource continues to be a trusted financial products leader.

Threadneedle, a leader in global asset management and one of Europe’s largest asset managers, offers sophisticated international experience from a dedicated U.K. management team. Headquartered in London, it is named for Threadneedle Street in the heart of the city’s financial district, where British investors pioneered international and global investing. Threadneedle was acquired in 2003 and today operates as an affiliate of Columbia Management.

Seligman Investments’ beginnings date back to the establishment of the investment firm J. & W. Seligman & Co. in 1864. In the years that followed, Seligman played a major role in the geographical expansion and industrial development of the United States. In 1874, President Ulysses S. Grant named Seligman as fiscal agent for the U.S. Navy — an appointment that would last through World War I. Seligman helped finance the westward path of the railroads and the building of the Panama Canal. The firm organized its first investment company in 1929 and began managing its first mutual fund in 1930. In 2008, J. & W. Seligman & Co. Incorporated was acquired and Seligman Investments became an offering brand of RiverSource Investments, LLC.

We are proud of the rich and distinctive history of these firms, the strength and breadth of products and services they offer, and the combined cultures of pioneering spirit and forward thinking. Together we are committed to providing more for our shareholders than ever before.

■

A singular focus on our shareholders. Our business is asset management, so investors are our first priority. We dedicate our resources to identifying timely investment opportunities and provide a comprehensive choice of equity, fixed-income and alternative investments to help meet your individual needs.

■

First-class research and thought leadership. We are dedicated to helping you take advantage of today’s opportunities and anticipate tomorrow’s. We stay abreast of the latest investment trends and ideas, using our collective insight to evaluate events and transform them into solutions you can use.

■

A disciplined investment approach. We aren’t distracted by passing fads. Our teams adhere to a rigorous investment process that helps ensure the integrity of our products and enables you and your financial advisor to match our solutions to your objectives with confidence.

When you choose Columbia Management, you can be confident that we will take the time to understand your needs and help you and your financial advisor identify the solutions that are right for you. Because at Columbia Management, we don’t consider ourselves successful unless you are.

Sincerely,

J. Kevin Connaughton

President, Columbia Funds

Investors should consider the investment objectives, risks, charges and expenses of a mutual fund carefully before investing. For a free prospectus, which contains this and other important information about the funds, visit www.columbiamanagement.com. The prospectus should be read carefully before investing.

Columbia Funds are distributed by Columbia Management Investment Distributors, Inc., member FINRA, and managed by Columbia Management Investment Advisers, LLC.

© 2011 Columbia Management Investment Advisers, LLC. All rights reserved.

Fund Profile – Columbia International Growth Fund

Summary

■	For the 12-month period that ended March 31, 2011, the fund’s Class A shares returned 12.20% without sales charge.

■	The MSCI EAFE Growth Index (Net)[1] returned 12.55%. The average fund in the Lipper International Large-Cap Growth Funds Classification[2] returned 13.64%.

■	Disappointing performance from certain Japan-based consumer discretionary stocks accounted for the fund’s modest shortfall against its benchmark.

Portfolio Management

Fred Copper has managed or co-managed the fund since 2007 and has been associated with the fund’s adviser or the fund’s previous adviser or its predecessors since 2005.

[1]

The Morgan Stanley Capital International Europe, Australasia, Far East (MSCI EAFE) Growth Index (Net) is a subset of the MSCI EAFE Index (Net), and constituents of the index include securities from Europe, Australasia and the Far East. The index generally represents approximately 50% of the free float-adjusted market capitalization of the MSCI EAFE Index (Net), and consists of those securities classified by Morgan Stanley Capital International (MSCI) as most representing the growth style, such as higher forecasted growth rates, lower book value-to-price ratios, lower forward earnings-to-price ratios and lower dividend yields than securities representing the value style.

[2]

Lipper Inc., a widely respected data provider in the industry, calculates an average total return (assuming reinvestment of distributions) for mutual funds with investment objectives similar to those of the fund. Lipper makes no adjustment for the effect of sales loads.

Indices are not available for investment, are not professionally managed and do not reflect sales charges, fees, brokerage commissions, taxes or other expenses of investing. Securities in the fund may not match those in an index.

Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. Please visit www.columbiamanagement.com for daily and most recent month-end performance updates.

Summary

1-year return as of 03/31/11

+12.20% Class A shares (without sales charge)

+12.55% MSCI EAFE Growth Index (Net)

Morningstar Style BoxTM

Equity Style

The Morningstar Style BoxTM is based on the fund’s portfolio holdings. For equity funds, the vertical axis shows the market capitalization of the stocks owned, and the horizontal axis shows investment style (value, blend, or growth). Information shown is based on the most recent data provided by Morningstar.

© 2011 Morningstar, Inc. All rights reserved. The Morningstar information contained herein: (1) is proprietary to Morningstar and/or its content providers; (2) may not be copied or distributed; and (3) is not warranted to be accurate, complete or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of this information.

1

Economic Update – Columbia International Growth Fund

As the world shed concerns that key economies might lapse back into recession, the World Bank reported that global gross domestic product (GDP) rose 3.9% in 2010. The improvement over 2009 was more notable in high-income developed economies than in emerging-market countries, which had less ground to make up. Emerging market countries expanded by an estimated 7%, contributing nearly half of all global growth in 2010. This two-speed global recovery is likely to result in slower growth in 2011, but global growth should remain solid at 3.3% to 3.6%1 — higher in emerging market economies, led by China and India.

Robust expansion in the Asia Pacific region

Asian Pacific economies led the global economy in 2010 and are poised to continue in that role. Exports from markets such as Singapore and South Korea have been solid and domestic demand continues to strengthen. Labor markets are healthy, income is rising and confidence runs high across the region. Higher oil prices pose a downside risk to the current expansion, because it could erode demand for Asian exports and increase the risk of inflation. However, if growth exceeds expectations in the United States or Europe, the picture gets even better for Asia.

Austerity measures weigh on Europe

Growth in the developed world was hampered by a debt crisis in Europe’s weakest nations. However, the European Union took steps to manage debt restructuring in an orderly fashion and fear subsided — at least for now. In addition, austerity measures were introduced in Greece, Ireland, Portugal and Spain. Public employment and government spending were cut back sharply. Layoffs and pay cuts have been met with resistance, but their necessity is hard to dispute.

Inflation a growing worry

As demand picked up and commodity prices began to rise across the globe, inflation has become a growing worry in both fast-growing emerging markets and slower-growth developed countries. In developed market economies, inflation is generally an external force, resulting from higher commodity prices, especially for food and energy. In emerging markets, excess demand is driving inflation concerns and policymakers have begun to shift their focus from stimulating growth to taming inflation. However, rising food prices are also a problem in Asia since food accounts for a greater percentage of household budgets than it does in more developed areas of the world.

[1]	World Bank estimate, January 12, 2011.

Summary

For the 12-month period that ended March 31, 2011

■	Despite intermittent volatility, stock markets around the world gained ground, as measured by the S&P 500 Index, the MSCI EAFE Index (Net) and the MSCI Emerging Markets Index (Net).

S&P Index	MSCI EAFE Index

15.65%	10.42%
MSCI EM Index

18.46%

2

Economic Update (continued) – Columbia International Growth Fund

Stocks stall, then pick up steam

Despite a period of volatility in the summer of 2010, as the world sought to digest a mounting debt crisis within euro zone countries, it was a good year for stock markets around the world. The U.S. stock market returned 15.65% for the 12-month period, as measured by the S&P 500 Index.2 Outside the U.S., stock market returns were also positive. The MSCI EAFE Index (Net),3 a broad gauge of stock market performance in foreign developed markets, gained 10.42% (in U.S. dollars) for the period. Although the European Union took steps early in the year to rein in debt problems in Greece, Ireland and Spain, recent revelations that Portugal may also need a bailout hampered returns from European markets. The impact of an earthquake, tsunami and a nuclear power plant debacle took a significant bite out of Japan’s returns in March, and Japan is a major component of the index. Emerging markets remained resilient, despite mounting fears about rising inflation. The MSCI Emerging Markets Index (Net)4 returned 18.46% (in U.S. dollars), led by strong performances from Eastern European markets.

Past performance is no guarantee of future results.

[2]	The Standard & Poor’s (S&P) 500 Index tracks the performance of 500 widely held, large-capitalization U.S. stocks.

[3]

The Morgan Stanley Capital International Europe, Australasia, Far East (MSCI EAFE) Index (Net) is a free float- adjusted market capitalization index that is designed to measure the equity market performance of developed markets, excluding the U.S. & Canada. As of December 31, 2010, the MSCI EAFE Index (Net) consisted of the following 22 developed market country indices: Australia, Austria, Belgium, Denmark, Finland, France, Germany, Greece, Hong Kong, Ireland, Israel, Italy, Japan, the Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland and the United Kingdom.

[4]

The Morgan Stanley Capital International Emerging Markets (MSCI EM) Index (Net) is a free float-adjusted market capitalization index that is designed to measure equity market performance of emerging markets. As of December 31, 2010, the MSCI EM Index (Net) consisted of the following 21 emerging market country indices: Brazil, Chile, China, Colombia, Czech Republic, Egypt, Hungary, India, Indonesia, Korea, Malaysia, Mexico, Morocco, Peru, Philippines, Poland, Russia, South Africa, Taiwan, Thailand and Turkey.

Indices are not available for investment, are not professionally managed and do not reflect sales charges, fees, brokerage commissions, taxes or other expenses of investing. Securities in the fund may not match those in an index.

3

Performance Information – Columbia International Growth Fund

Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. Please visit www.columbiamanagement.com for daily and most recent month-end performance updates.

Net asset value per share

As of 03/31/11 ($)
Class A	14.63
Class C	14.53
Class Z	14.68

Distributions declared per share

04/01/10 – 03/31/11 ($)
Class A	0.26
Class C	0.17
Class Z	0.29

Performance of a $10,000 investment 04/01/01 – 03/31/11

The chart above shows the change in value of a hypothetical $10,000 investment in Class A shares of Columbia International Growth Fund during the stated time period, and does not reflect the deduction of taxes that a shareholder may pay on fund distributions or on the redemption of fund shares.

Performance of a $10,000 investment 04/01/01 – 03/31/11 ($)

Sales charge	without	with
Class A	14,908	14,047
Class C	14,578	14,578
Class Z	15,043	n/a

Average annual total return as of 03/31/11 (%)

Share class	A		C		Z
Inception	03/31/08		03/31/08		07/21/87
Sales charge	without	with	without	with	without
1-year	12.20	5.77	11.37	10.37	12.43
5-year	–0.35	–1.53	–0.80	–0.80	–0.17
10-year	4.07	3.46	3.84	3.84	4.17

The “with sales charge” returns include the maximum initial sales charge of 5.75% for Class A shares and the applicable contingent deferred sales charge of 1.00% for Class C shares for the first year only. The “without sales charge” returns do not include the effect of sales charges. If they had, returns would be lower.

The Fund commenced operations on March 31, 2008. The returns of the Class A and Class C shares shown for periods prior to March 31, 2008 are those of the Shares class shares of International Fund, the predecessor to the Fund and a series of Excelsior Funds, Inc. (the “Predecessor Fund”). The returns shown reflect applicable sales charges, but have not been adjusted to reflect differences in expenses. If differences in expenses were reflected, the returns shown for the periods prior to March 31, 2008 would be lower. The returns of Class Z shares shown for periods prior to March 31, 2008 are those of Shares class shares of the Predecessor Fund. The returns of Class Z shares shown have not been adjusted to reflect differences in expenses.

Inception date refers to the date on which the Fund class commenced operations for Class A and Class C shares and the date on which the Predecessor Fund class commenced operations for Class Z shares.

Performance results reflect any fee waivers or reimbursements of fund expenses by the Investment Manager and/or any of its affiliates. Absent these fee waivers or expense reimbursement arrangements, performance results would have been lower.

All results shown assume the reinvestment of distributions. Class Z shares are sold at net asset value with no distribution and service (Rule 12b-1) fees. Class Z shares have limited eligibility and the investment minimum requirements may vary. Please see the fund’s prospectus for details. Performance for different share classes will vary based on differences in sales charges and fees associated with each class.

The tables do not reflect the deduction of taxes that a shareholder may pay on fund distributions or on the redemption of fund shares.

4

Understanding Your Expenses – Columbia International Growth Fund

As a fund shareholder, you incur two types of costs. There are transaction costs and ongoing costs, which generally include investment advisory fees, distribution and service (Rule 12b-1) fees and other fund expenses. The information on this page is intended to help you understand the ongoing costs of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds.

Analyzing your fund’s expenses by share class

To illustrate these ongoing costs, we have provided an example and calculated the expenses paid by investors in each share class during the period. The information in the following table is based on an initial investment of $1,000, which is invested at the beginning of the period and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the “Actual” column is calculated using the fund’s actual operating expenses and total return for the period. The amount listed in the “Hypothetical” column for each share class assumes that the return each year is 5% before expenses and is calculated based on the fund’s actual operating expenses. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during this period.

Compare with other funds

Since all mutual funds are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing costs of investing in the fund with other funds. To do so, compare the 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the ongoing costs of investing in a fund and do not reflect any transaction costs, such as sales charges, redemption fees or exchange fees.

Estimating your actual expenses

To estimate the expenses that you paid over the period, first you will need your account balance at the end of the period:

■

For shareholders who receive their account statements from Columbia Management Investment Services Corp., your account balance is available online at www.columbiamanagement.com or by calling Shareholder Services at 800.345.6611.

■	For shareholders who receive their account statements from their financial intermediary, contact your financial intermediary to obtain your account balance.
1.	Divide your ending account balance by $1,000. For example, if an account balance was $8,600 at the end of the period, the result would be 8.6.
2.	In the section of the table below titled “Expenses paid during the period,” locate the amount for your share class. You will find this number in the column labeled “Actual.” Multiply this number by the result from step 1. Your answer is an estimate of the expenses you paid on your account during the period.

If the value of your account falls below the minimum initial investment requirement applicable to you, your account may be subject to a $20 annual fee. This fee is not included in the accompanying table. If you are subject to the fee, keep it in mind when you are estimating the ongoing expenses of investing in the fund and when comparing the expenses of this fund with other funds.

10/01/10 – 03/31/11

	Account value at the beginning of the period ($)		Account value at the end of the period ($)		Expenses paid during the period ($)		Fund’s annualized expense ratio (%)
	Actual	Hypothetical	Actual	Hypothetical	Actual	Hypothetical	Actual
Class A	1,000.00	1,000.00	1,107.50	1,017.80	7.51	7.19	1.43
Class C	1,000.00	1,000.00	1,102.40	1,014.06	11.43	10.95	2.18
Class Z	1,000.00	1,000.00	1,107.90	1,019.05	6.20	5.94	1.18

Expenses paid during the period are equal to the annualized expense ratio for the share class, multiplied by the average account value over the period, then multiplied by the number of days in the fund’s most recent fiscal half-year and divided by 365.

Had the Investment Manager and/or any of its affiliates not waived fees or reimbursed a portion of expenses, account value at the end of the period would have been reduced.

It is important to note that the expense amounts shown in the table are meant to highlight only ongoing costs of investing in the fund and do not reflect any transaction costs, such as sales charges, redemption fees or exchange fees. Therefore, the hypothetical examples provided may not help you determine the relative total costs of owning shares of different funds. If these transaction costs were included, your costs would have been higher.

5

Portfolio Manager’s Report – Columbia International Growth Fund

Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. Please visit www.columbiamanagement.com for daily and most recent month-end performance updates.

Top 10 holdings

as of 03/31/11 (%)
BHP Billiton	4.1
Rio Tinto	3.2
Nestle SA	2.5
HSBC Holdings	2.3
Novo-Nordisk	1.8
Koninklijke Ahold NV	1.6
Roche Holdings	1.6
Henkel AG	1.5
Koninklijke Philips Electronics NV	1.5
Anglo American	1.4

Top 5 countries

as of 03/31/11 (%)
Japan	22.6
United Kingdom	20.3
Germany	6.3
United States	5.8
Netherlands	5.6

This fund is actively managed and the composition of its portfolio will change over time. Information provided is calculated as a percentage of net assets.

For the 12-month period that ended March 31, 2011, the fund’s Class A shares returned 12.20% without sales charge. The fund’s return fell short of its benchmark, the MSCI EAFE Growth Index (Net), which was 12.55% for the same period. The average return of funds in its peer group, the Lipper International Large-Cap Growth Classification, was 13.64%. U.S dollar weakness was the biggest contributor to return. Certain Japan-based consumer discretionary stocks were disappointing. Stock selection in financials, health care, industrials and materials benefited results as did a declining U.S. dollar. With a weak dollar, earnings valued in foreign currencies were worth more when converted to U.S. dollars.

Stock selection was the main driver of return

Among financial stocks, we underweighted European banks — a good move for the fund, because the group did poorly for the year — and overweighted certain Asian real estate companies, including Hongkong Land Holdings and Huaku Development in Taiwan (0.9% and 0.8% of net assets, respectively). Both companies were buoyed by a robust property market in Asia. In health care, the fund’s biggest contributor to positive performance was Novo-Nordisk (1.8% of net assets), which has a strong diabetes franchise. Within industrials, Bekaert (1.1% of net assets), a wire and steel cable business in Belgium, did well. A significant amount of Bekaert’s business is in China and Latin America where infrastructure development is a big part of the economy, and Bekaert’s products are in high demand. Smurfit Kappa (1.0% of net assets) in the materials sector was a notable performer. The paper products company benefited from internal restructuring as well as a rise in paper prices.

Out-of-index positions in the United States and Canada helped bolster return

Because of a sovereign debt crisis, we underweighted investments in Europe relative to the index and established positions in U.S. and Canadian stocks, which are not included in the fund’s benchmark. The United States was attractive because of its stimulative monetary policy. Core Laboratories (1.4% of net assets), an energy service company, was one of the companies that aided results. We favored Canada because its economy is oriented toward raw materials for which there is strong global demand. Canada-based Teck Resources, a mining company, helped boost return. We took profits and sold the stock.

Disappointments in Japan

The portfolio held several Japanese companies that had done well early in the period but that were hit hard in the aftermath of the March 2011 earthquake and tsunami. Examples are: Yamada Denki, one of the biggest retailers in Japan; Japan Tobacco; and Foster Electric (0.8% of net assets), which makes headphones for Apple. We sold Yamada Denki and Japan Tobacco.

Looking ahead

The dislocation in Japan could have a significant impact on businesses around the world, should Japanese manufacturers be unable to produce and export products. Unrest in the Mideast could also affect global markets. While oil prices have risen, the reaction of world stock markets to the Mideast turmoil has been muted. This situation could change if key countries, such as Bahrain and Saudi Arabia, become involved. Continuation of a sovereign debt crisis in Europe could also affect the financial markets. Ireland and Greece have been bailed out by the European

6

Portfolio Manager’s Report (continued) – Columbia International Growth Fund

Union and the International Monetary Fund; however, other countries may also seek help. So far there has been sufficient funding for bailouts, but this may not be the case if larger economies request support.

In the United States, the Federal Reserve Board’s program to purchase long-term Treasury securities will end in June. Known as “quantitative easing,” the central bank’s policy was aimed at pumping money into a sluggish economy. In an environment in which yields on long-term Treasuries are relatively low, market participants may be reluctant to purchase Treasuries unless the Federal Reserve raises short-term interest rates. Higher interest rates could dampen corporate profits and, ultimately, stock prices. Given these concerns, the fund has a slightly defensive positioning. Its investment approach will continue to be based on individual stock selection.

Portfolio characteristics and holdings are subject to change periodically and may not be representative of current characteristics and holdings. The outlook for the fund may differ from that presented for other Columbia Funds.

Equity securities are affected by stock market fluctuations that occur in response to economic and business developments.

International investing involves special risks, including foreign taxation, currency risks, risks associated with possible differences in financial standards and other risks associated with future political and economic developments.

Investing in emerging markets may involve greater risks than investing in more developed countries. In addition, concentration of investments in a single region may result in greater volatility.

7

Investment Portfolio – Columbia International Growth Fund

March 31, 2011

Common Stocks – 94.9%

	Shares	Value ($)
Consumer Discretionary – 12.0%
Auto Components – 1.7%
Autoliv, Inc.	15,479	1,149,006
NHK Spring Co., Ltd.	117,000	1,159,240

Auto Components Total		2,308,246

Automobiles – 2.1%
Fuji Heavy Industries Ltd.	116,000	749,511
Honda Motor Co., Ltd.	32,500	1,207,492
Nissan Motor Co., Ltd.	110,400	980,686

Automobiles Total		2,937,689

Hotels, Restaurants & Leisure – 1.4%
Compass Group PLC	111,478	1,002,358
Ohsho Food Service Corp.	36,300	865,033

Hotels, Restaurants & Leisure Total		1,867,391

Household Durables – 3.1%
Arnest One Corp.	70,300	702,014
Foster Electric Co., Ltd.	50,200	1,146,325
Persimmon PLC	123,963	884,933
SEB SA	15,801	1,556,773

Household Durables Total		4,290,045

Internet & Catalog Retail – 0.6%
DeNA Co., Ltd.	22,100	799,807

Internet & Catalog Retail Total		799,807

Specialty Retail – 1.4%
Game Group PLC	462,489	419,188
Halfords Group PLC	106,935	597,320
Kingfisher PLC	232,019	915,251

Specialty Retail Total		1,931,759

Textiles, Apparel & Luxury Goods – 1.7%
Adidas AG	25,012	1,575,796
Hugo Boss AG	9,699	745,964

Textiles, Apparel & Luxury Goods Total		2,321,760

Consumer Discretionary Total		16,456,697

Consumer Staples – 14.2%
Beverages – 1.1%
Carlsberg A/S, Class B	14,000	1,507,451

Beverages Total		1,507,451

Food & Staples Retailing – 5.2%
George Weston Ltd.	19,800	1,349,137
Koninklijke Ahold NV	163,404	2,192,562
Seven & I Holdings Co., Ltd.	61,300	1,561,528
Tesco PLC	154,548	944,597
Woolworths Ltd.	40,718	1,131,688

Food & Staples Retailing Total		7,179,512

	Shares	Value ($)
Food Products – 5.1%
Balrampur Chini Mills Ltd. (a)	136,834	215,225
Marine Harvest ASA	1,295,728	1,609,629
Nestle SA, Registered Shares	60,860	3,488,600
Unilever NV	50,772	1,591,983

Food Products Total		6,905,437

Household Products – 1.2%
Reckitt Benckiser Group PLC	32,498	1,669,307

Household Products Total		1,669,307

Personal Products – 1.1%
Dr. Ci:Labo Co., Ltd.	411	1,523,630

Personal Products Total		1,523,630

Tobacco – 0.5%
British American Tobacco PLC	17,436	699,830

Tobacco Total		699,830

Consumer Staples Total		19,485,167

Energy – 4.9%
Energy Equipment & Services – 3.3%
Core Laboratories NV	18,369	1,876,761
Shinko Plantech Co., Ltd.	117,400	1,356,200
Tecnicas Reunidas SA	22,099	1,328,539

Energy Equipment & Services Total		4,561,500

Oil, Gas & Consumable Fuels – 1.6%
BG Group PLC	27,648	687,913
Rosneft Oil Co., GDR	169,170	1,545,368

Oil, Gas & Consumable Fuels Total		2,233,281

Energy Total		6,794,781

Financials – 11.7%
Capital Markets – 1.4%
ICAP PLC	104,362	883,964
Investec PLC	136,253	1,044,142

Capital Markets Total		1,928,106

Commercial Banks – 5.7%
Banco Santander SA	93,476	1,085,228
BNP Paribas	26,413	1,931,891
HSBC Holdings PLC	313,355	3,222,203
Standard Chartered PLC	28,317	734,540
Turkiye Is Bankasi, Class C	248,112	793,804

Commercial Banks Total		7,767,666

Insurance – 2.1%
Mapfre SA	320,670	1,208,392
Zurich Financial Services AG, Registered Shares	5,785	1,619,296

Insurance Total		2,827,688

See Accompanying Notes to Financial Statements.

8

Columbia International Growth Fund

March 31, 2011

Common Stocks (continued)

	Shares	Value ($)
Financials (continued)
Real Estate Investment Trusts (REITs) – 0.8%
Japan Retail Fund Investment Corp.	705	1,105,465

Real Estate Investment Trusts (REITs) Total		1,105,465

Real Estate Management & Development – 1.7%
Hongkong Land Holdings Ltd.	182,000	1,274,744
Huaku Development Co., Ltd.	402,614	1,127,319

Real Estate Management & Development Total		2,402,063

Financials Total		16,030,988

Health Care – 6.9%
Biotechnology – 1.1%
Amgen, Inc. (a)	16,285	870,433
CSL Ltd.	18,675	689,696

Biotechnology Total		1,560,129

Health Care Providers & Services – 0.9%
Miraca Holdings, Inc.	33,700	1,289,832

Health Care Providers & Services Total		1,289,832

Pharmaceuticals – 4.9%
AstraZeneca PLC	15,209	698,522
Novo-Nordisk A/S, Class B	19,315	2,426,674
Roche Holding AG, Genusschein Shares	15,728	2,246,612
Santen Pharmaceutical Co., Ltd.	33,100	1,322,004

Pharmaceuticals Total		6,693,812

Health Care Total		9,543,773

Industrials – 18.3%
Aerospace & Defense – 1.0%
Saab AB, Class B	60,098	1,310,142

Aerospace & Defense Total		1,310,142

Building Products – 1.0%
Asahi Glass Co., Ltd.	113,000	1,421,691

Building Products Total		1,421,691

Commercial Services & Supplies – 0.7%
Toppan Printing Co., Ltd.	129,000	1,017,743

Commercial Services & Supplies Total		1,017,743

Construction & Engineering – 1.9%
Bouygues SA	24,466	1,174,901
Macmahon Holdings Ltd.	2,462,388	1,438,799

Construction & Engineering Total		2,613,700

	Shares	Value ($)
Electrical Equipment – 4.6%
Bekaert NV	13,646	1,556,604
Mitsubishi Electric Corp.	163,000	1,918,277
Schneider Electric SA	9,759	1,667,952
Sumitomo Electric Industries Ltd.	87,600	1,213,185

Electrical Equipment Total		6,356,018

Industrial Conglomerates – 3.7%
DCC PLC	43,666	1,390,521
Koninklijke Philips Electronics NV (a)	64,594	2,064,743
Siemens AG, Registered Shares	11,785	1,615,221

Industrial Conglomerates Total		5,070,485

Machinery – 2.9%
MAN SE	12,908	1,609,802
Scania AB, Class B	57,730	1,338,091
Wartsila Oyj	24,851	970,279

Machinery Total		3,918,172

Professional Services – 0.6%
Atkins WS PLC	72,610	816,531

Professional Services Total		816,531

Trading Companies & Distributors – 1.5%
ITOCHU Corp.	104,200	1,090,438
Kloeckner & Co., SE (a)	30,294	1,009,776

Trading Companies & Distributors Total		2,100,214

Transportation Infrastructure – 0.4%
Zhejiang Expressway Co., Ltd., Class H	566,000	517,177

Transportation Infrastructure Total		517,177

Industrials Total		25,141,873

Information Technology – 5.8%
Communications Equipment – 0.4%
O-Net Communications Group Ltd. (a)	854,000	564,683

Communications Equipment Total		564,683

Electronic Equipment, Instruments & Components – 2.7%
FUJIFILM Holdings Corp.	42,800	1,326,597
Halma PLC	95,427	536,559
Murata Manufacturing Co., Ltd.	24,800	1,793,359

Electronic Equipment, Instruments & Components Total		3,656,515

Internet Software & Services – 1.2%
Tencent Holdings Ltd.	69,400	1,690,990

Internet Software & Services Total		1,690,990

Office Electronics – 0.4%
Canon, Inc.	13,500	580,632

Office Electronics Total		580,632

See Accompanying Notes to Financial Statements.

9

Columbia International Growth Fund

March 31, 2011

Common Stocks (continued)

	Shares	Value ($)
Information Technology (continued)
Semiconductors & Semiconductor Equipment – 0.5%
Shinko Electric Industries Co., Ltd.	69,600	713,969

Semiconductors & Semiconductor Equipment Total		713,969

Software – 0.6%
Autonomy Corp. PLC (a)	33,113	844,074

Software Total		844,074

Information Technology Total		8,050,863

Materials – 15.8%
Chemicals – 3.2%
Hitachi Chemical Co., Ltd.	56,600	1,152,910
Kemira OYJ	92,687	1,496,144
Nitto Denko Corp.	31,800	1,685,016

Chemicals Total		4,334,070

Construction Materials – 0.7%
PT Indocement Tunggal Prakarsa Tbk	515,500	967,600

Construction Materials Total		967,600

Containers & Packaging – 1.0%
Smurfit Kappa Group PLC (a)	111,281	1,411,481

Containers & Packaging Total		1,411,481

Metals & Mining – 10.9%
Anglo American PLC	38,733	1,992,684
BHP Billiton PLC	142,803	5,635,477
Eastern Platinum Ltd. (a)	505,100	677,287
Eurasian Natural Resources Corp. PLC	71,021	1,066,972
Freeport-McMoRan Copper & Gold, Inc.	22,798	1,266,429
Rio Tinto Ltd.	49,767	4,362,012

Metals & Mining Total		15,000,861

Materials Total		21,714,012

Telecommunication Services – 2.8%
Diversified Telecommunication Services – 1.2%
Tele2 AB, Class B	69,333	1,601,539

Diversified Telecommunication Services Total		1,601,539

Wireless Telecommunication Services – 1.6%
Advanced Info Service PCL, Foreign Registered Shares	257,400	765,945
Softbank Corp.	36,500	1,454,317

Wireless Telecommunication Services Total		2,220,262

Telecommunication Services Total		3,821,801

	Shares	Value ($)
Utilities – 2.5%
Gas Utilities – 0.6%
PT Perusahaan Gas Negara Tbk	1,785,000	798,544

Gas Utilities Total		798,544

Independent Power Producers & Energy Traders – 0.9%
International Power PLC	263,281	1,300,854

Independent Power Producers & Energy Traders Total		1,300,854

Multi-Utilities – 1.0%
Centrica PLC	263,357	1,374,318

Multi-Utilities Total		1,374,318

Utilities Total		3,473,716

Total Common Stocks (cost of $99,919,882)		130,513,671

Preferred Stock – 1.5%

Consumer Staples – 1.5%
Household Products – 1.5%
Henkel AG & Co., KGaA	33,782	2,092,653

Household Products Total		2,092,653

Consumer Staples Total		2,092,653

Total Preferred Stock (cost of $1,707,943)		2,092,653

Investment Company – 3.5%
iShares MSCI EAFE Index Fund	78,658	4,726,559

Total Investment Company (cost of $4,775,272)		4,726,559

Total Investments – 99.9% (cost of $106,403,097) (b)		137,332,883

Other Assets & Liabilities, Net – 0.1%		154,890

Net Assets – 100.0%		137,487,773

(a)	Non-income producing security.

(b)	Cost for federal income tax purposes is $107,709,239.

Generally accepted accounting principles (GAAP) require disclosure regarding the inputs and valuation techniques used to measure fair value and any changes in valuation inputs or techniques. In addition, investments shall be disclosed by major category.

The Fund categorizes its fair value measurements according to a three-level hierarchy that maximizes the use of observable inputs and minimizes the use of unobservable inputs by prioritizing that the most observable input be used when

See Accompanying Notes to Financial Statements.

10

Columbia International Growth Fund

March 31, 2011

available. Observable inputs are those that market participants would use in pricing an investment based on market data obtained from sources independent of the reporting entity. Unobservable inputs are those that reflect the Fund’s assumptions about the information market participants would use in pricing an investment. An investment’s level within the fair value hierarchy is based on the lowest level of any input that is deemed significant to the asset or liability’s fair value measurement. The input levels are not necessarily an indication of the risk or liquidity associated with investments at that level. For example, certain U.S. government securities are generally high quality and liquid, however, they are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market.

Fair value inputs are summarized in the three broad levels listed below:

•

Level 1 — Valuations based on quoted prices for investments in active markets that the Fund has the ability to access at the measurement date (including NAV for open-end mutual funds). Valuation adjustments are not applied to Level 1 investments.

•	Level 2 — Valuations based on other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.).

•	Level 3 — Valuations based on significant unobservable inputs (including the Fund’s own assumptions and judgment in determining the fair value of investments).

Inputs that are used in determining fair value of an investment may include price information, credit data, volatility statistics, and other factors. These inputs can be either observable or unobservable. The availability of observable inputs can vary between investments, and is affected by various factors such as the type of investment, and the volume and level of activity for that investment or similar investments in the marketplace. The inputs will be considered by the Investment Manager, along with any other relevant factors in the calculation of an investment’s fair value. The Fund uses prices and inputs that are current as of the measurement date, which may include periods of market dislocations. During these periods, the availability of prices and inputs may be reduced for many investments. This condition could cause an investment to be reclassified between the various levels within the hierarchy. Non-U.S. equity securities actively traded in foreign markets may be reflected in Level 2 despite the availability of closing prices, because the Fund evaluates and determines whether those closing prices reflect fair value at the close of the New York Stock Exchange (NYSE) or require adjustment, as described in Note 2 to the financial statements-Security Valuation.

Investments falling into the Level 3 category are primarily supported by quoted prices from brokers and dealers participating in the market for those investments. However, these may be classified as Level 3 investments due to lack of market transparency and corroboration to support these quoted prices. Additionally, valuation models may be used as the pricing source for any remaining investments classified as Level 3. These models rely on one or more significant unobservable inputs and/or significant assumptions by the Investment Manger. Inputs used in valuations may include, but are not limited to, financial statement analysis, capital account balances, discount rates and estimated cash flows, and comparable company data.

The following table summarizes the inputs used, as of March 31, 2011, in valuing the Fund’s assets:

Description	Quoted Prices (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Common Stocks
Consumer Discretionary	$1,149,006	$15,307,691	$—	$16,456,697
Consumer Staples	1,349,137	18,136,030	—	19,485,167
Energy	3,422,129	3,372,652	—	6,794,781
Financials	—	16,030,988	—	16,030,988
Health Care	870,433	8,673,340	—	9,543,773
Industrials	—	25,141,873	—	25,141,873
Information Technology	—	8,050,863	—	8,050,863
Materials	1,943,716	19,770,296	—	21,714,012
Telecommunication Services	—	3,821,801	—	3,821,801
Utilities	—	3,473,716	—	3,473,716

Total Common Stocks	8,734,421	121,779,250	—	130,513,671

Total Preferred Stock	—	2,092,653	—	2,092,653

Investment Company	4,726,559	—	—	4,726,559

Total Investments	13,460,980	123,871,903	—	137,332,883

Unrealized Appreciation on Forward Foreign Currency Exchange Contracts	—	526,910	—	526,910
Unrealized Depreciation on Forward Foreign Currency Exchange Contracts	—	(279,129)	—	(279,129)

Total	$13,460,980	$124,119,684	$—	$137,580,664

The Fund’s assets assigned to the Level 2 input category are generally valued using the market approach, in which a security’s value is determined through its correlation to prices and information from market transactions for similar or identical assets. These assets include certain foreign securities for which a third party statistical pricing service may be employed for purposes of fair market valuation. The models utilized by the third party statistical pricing service take into account a security’s correlation to available market data including, but not limited to, intraday index, ADR, and ETF movements.

Certain short-term obligations may be valued using amortized cost, an income approach which converts future cash flows to a present value based upon the discount or premium at purchase.

The following table shows transfers between Level 1 and Level 2 of the fair value hierarchy:

Transfers In		Transfers Out
Level 1	Level 2	Level 1	Level 2
$—	$1,414,530	$1,414,530	$—

Financial assets were transferred from Level 1 to Level 2 as it was determined that the application of factors received from third party statistical services resulted in a price which was more representative of fair value for these securities as of period end.

See Accompanying Notes to Financial Statements.

11

Columbia International Growth Fund

March 31, 2011

For the year ended March 31, 2011, transactions in written option contracts were as follows:

	Number of Contracts	Premium Received
Options outstanding at March 31, 2010	409	$12,441
Options written	5,706	237,028
Options terminated in closing purchase transactions	(2,242)	(123,052)
Options exercised	(1,735)	(12,269)
Options expired	(2,138)	(114,148)

Options outstanding at March 31, 2011	—	$—

Forward foreign currency exchange contracts outstanding on March 31, 2011 are:

Foreign Exchange Rate Risk

Counterparty	Forward Foreign Currency Exchange Contracts to Buy	Value	Aggregate Face Value	Settlement Date	Unrealized Appreciation (Depreciation)
Morgan Stanley Capital Services, Inc.	AUD	$4,449,158	$4,307,733	04/07/11	$141,425
Morgan Stanley Capital Services, Inc.	CAD	2,194,665	2,190,551	04/07/11	4,114
Morgan Stanley Capital Services, Inc.	CHF	6,449,765	6,234,326	04/07/11	215,439
Morgan Stanley Capital Services, Inc.	DKK	2,354,676	2,355,542	04/07/11	(866)
Morgan Stanley Capital Services, Inc.	EUR	1,137,948	1,138,332	04/07/11	(384)
Morgan Stanley Capital Services, Inc.	GBP	4,263,820	4,290,700	04/07/11	(26,880)
Morgan Stanley Capital Services, Inc.	JPY	5,052,689	5,111,949	04/07/11	(59,260)
Morgan Stanley Capital Services, Inc.	SGD	2,313,377	2,288,671	04/07/11	24,706
Morgan Stanley Capital Services, Inc.	TWD	979,231	985,421	04/07/11	(6,190)

					$292,104

Counterparty	Forward Foreign Currency Exchange Contracts to Sell	Value	Aggregate Face Value	Settlement Date	Unrealized Appreciation (Depreciation)
Morgan Stanley Capital Services, Inc.	AUD	$4,449,158	$4,438,295	04/07/11	$(10,863)
Morgan Stanley Capital Services, Inc.	CAD	2,194,665	2,148,180	04/07/11	(46,485)
Morgan Stanley Capital Services, Inc.	CHF	6,449,766	6,484,838	04/07/11	35,072
Morgan Stanley Capital Services, Inc.	DKK	2,354,676	2,263,989	04/07/11	(90,687)

Counterparty	Forward Foreign Currency Exchange Contracts to Sell	Value	Aggregate Face Value	Settlement Date	Unrealized Appreciation (Depreciation)
Morgan Stanley Capital Services, Inc.	EUR	$1,137,948	$1,100,608	04/07/11	$(37,340)
Morgan Stanley Capital Services, Inc.	GBP	4,263,820	4,264,641	04/07/11	821
Morgan Stanley Capital Services, Inc.	JPY	5,052,689	5,132,753	04/07/11	80,064
Morgan Stanley Capital Services, Inc.	SGD	2,313,377	2,313,203	04/07/11	(174)
Morgan Stanley Capital Services, Inc.	TWD	979,231	1,004,500	04/07/11	25,269

					$(44,323)

At March 31, 2011, the Fund was invested in the following countries:

Summary of Securities by Country (unaudited)	Value	% of Total Investments
Japan	$31,136,900	22.7
United Kingdom	27,971,539	20.4
Germany	8,649,211	6.3
United States*	8,012,429	5.8
Netherlands	7,726,049	5.6
Australia	7,622,195	5.5
Switzerland	7,354,509	5.4
France	6,331,517	4.6
Sweden	4,249,772	3.1
Denmark	3,934,124	2.9
Spain	3,622,158	2.6
Ireland	2,802,002	2.0
China	2,772,850	2.0
Finland	2,466,423	1.8
Canada	2,026,424	1.5
Indonesia	1,766,143	1.3
Norway	1,609,629	1.2
Belgium	1,556,604	1.1
Russia	1,545,368	1.1
Hong Kong	1,274,744	0.9
Taiwan	1,127,319	0.8
Turkey	793,804	0.6
Thailand	765,945	0.6
India	215,225	0.2

	$137,332,883	100.0

* Includes investment companies.

Certain securities are listed by country of underlying exposure but may trade predominantly on another exchange.

Acronym	Name
AUD	Australian Dollar
CAD	Canadian Dollar
CHF	Swiss Franc
DKK	Danish Krone
EUR	Euro
GBP	Pound Sterling
GDR	Global Depositary Receipt
JPY	Japanese Yen
SGD	Singapore Dollar
TWD	New Taiwan Dollar

See Accompanying Notes to Financial Statements.

12

Statement of Assets and Liabilities – Columbia International Growth Fund

March 31, 2011

		($)
Assets	Investments, at cost	106,403,097

	Investments, at value	137,332,883
	Foreign currency (cost of $248,771)	247,802
	Unrealized appreciation on forward foreign currency exchange contracts	526,910
	Receivable for:
	Investments sold	105,750
	Fund shares sold	107,400
	Dividends	619,039
	Foreign tax reclaims	191,695
	Expense reimbursement due from Investment Manager	46,273
	Trustees’ deferred compensation plan	13,465
	Prepaid expenses	18,406

	Total Assets	139,209,623

Liabilities	Payable to custodian bank	251,802
	Unrealized depreciation on forward foreign currency exchange contracts	279,129
	Payable for:
	Fund shares repurchased	885,793
	Foreign capital gains taxes deferred	1,039
	Investment advisory fee	111,377
	Administration fee	18,526
	Pricing and bookkeeping fees	7,308
	Transfer agent fee	33,277
	Trustees’ fees	1,519
	Audit fee	28,894
	Custody fee	8,808
	Distribution and service fees	347
	Chief compliance officer expenses	235
	Reports to shareholders	35,594
	Merger costs	31,694
	Trustees’ deferred compensation plan	13,465
	Other liabilities	13,043

	Total Liabilities	1,721,850

	Net Assets	137,487,773

Net Assets Consist of	Paid-in capital	235,636,054
	Undistributed net investment income	2,618,447
	Accumulated net realized loss	(131,956,628)
	Net unrealized appreciation (depreciation) on:
	Investments	30,929,786
	Foreign currency translations	261,153
	Foreign capital gains tax	(1,039)

	Net Assets	137,487,773

See Accompanying Notes to Financial Statements.

13

Statement of Assets and Liabilities (continued) – Columbia International Growth Fund

March 31, 2011

Class A	Net assets	$455,127
	Shares outstanding	31,116
	Net asset value per share	$14.63	(a)
	Maximum sales charge	5.75%
	Maximum offering price per share ($14.63/0.9425)	$15.52	(b)

Class C	Net assets	$322,178
	Shares outstanding	22,172
	Net asset value and offering price per share	$14.53	(a)

Class Z	Net assets	$136,710,468
	Shares outstanding	9,312,907
	Net asset value, offering and redemption price per share	$14.68

(a)	Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

(b)	On sales of $50,000 or more the offering price is reduced.

See Accompanying Notes to Financial Statements.

14

Statement of Operations – Columbia International Growth Fund

For the Year Ended March 31, 2011

		($)
Investment Income	Dividends	4,493,531
	Interest	465
	Foreign taxes withheld	(375,378)

	Total Investment Income	4,118,618

Expenses	Investment advisory fee	1,395,293
	Administration fee	233,740
	Distribution fee – Class C	1,936
	Service fee:
	Class A	1,030
	Class C	646
	Transfer agent fee	83,874
	Pricing and bookkeeping fees	72,762
	Trustees’ fees	21,040
	Custody fee	98,864
	Chief compliance officer expenses	1,087
	Merger costs	46,800
	Other expenses	143,609

	Expenses before interest expense	2,100,681
	Interest expense	3,775

	Total Expenses	2,104,456

	Fees waived or expenses reimbursed by Investment Manager	(361,231)

	Net Expenses	1,743,225

	Net Investment Income	2,375,393

Net Realized and Unrealized Gain (Loss) on Investments, Futures Contracts, Written Options, Foreign Currency and Foreign Capital Gains Tax	Net realized gain (loss) on:
	Investments	10,849,259
	Foreign currency transactions and forward foreign currency exchange contracts	470,847
	Futures contracts	2,751
	Written options	103,358

	Net realized gain	11,426,215

	Net change in unrealized appreciation (depreciation) on:
	Investments	1,597,516
	Foreign currency translations and forward foreign currency exchange contracts	52,875
	Written options	(4,009)
	Foreign capital gains tax	(1,039)

	Net change in unrealized appreciation (depreciation)	1,645,343

	Net Gain	13,071,558

	Net Increase Resulting from Operations	15,446,951

See Accompanying Notes to Financial Statements.

15

Statement of Changes in Net Assets – Columbia International Growth Fund

		Year Ended March 31,
Increase (Decrease) in Net Assets		2011 ($)	2010 ($)
Operations	Net investment income	2,375,393	2,843,979
	Net realized gain (loss) on investments, futures contracts, written options, foreign currency transactions and forward foreign currency exchange contracts	11,426,215	(3,944,362)
	Net change in unrealized appreciation (depreciation) on investments, written options, foreign currency translations and forward foreign currency exchange contracts	1,645,343	70,620,059

	Net increase resulting from operations	15,446,951	69,519,676

Distributions to Shareholders	From net investment income:
	Class A	(7,668)	(2,219)
	Class C	(3,239)	—
	Class Z	(3,415,086)	(2,044,589)

	Total distributions to shareholders	(3,425,993)	(2,046,808)

	Net Capital Stock Transactions	(46,403,972)	(61,841,910)
	Redemption fees	—	4,246
	Increase from regulatory settlements	—	6,592

	Total increase (decrease) in net assets	(34,383,014)	5,641,796

Net Assets	Beginning of period	171,870,787	166,228,991
	End of period	137,487,773	171,870,787
	Undistributed net investment income at end of period	2,618,447	2,960,574

See Accompanying Notes to Financial Statements.

16

Statement of Changes in Net Assets (continued) – Columbia International Growth Fund

	Capital Stock Activity
	Year Ended March 31, 2011		Year Ended March 31, 2010
	Shares	Dollars ($)	Shares	Dollars ($)
Class A
Subscriptions	8,530	112,422	10,263	126,227
Distributions reinvested	598	7,151	207	2,196
Redemptions	(7,738)	(101,996)	(5,308)	(66,084)

Net increase	1,390	17,577	5,162	62,339

Class C
Subscriptions	3,944	56,352	5,127	57,880
Distributions reinvested	271	3,239	—	—
Redemptions	(919)	(12,128)	(3,501)	(41,240)

Net increase	3,296	47,463	1,626	16,640

Class Z
Subscriptions	432,371	5,853,901	1,580,348	19,065,399
Distributions reinvested	70,246	840,844	51,661	548,127
Redemptions	(4,000,044)	(53,163,757)	(6,840,170)	(81,534,415)

Net decrease	(3,497,427)	(46,469,012)	(5,208,161)	(61,920,889)

See Accompanying Notes to Financial Statements.

17

Financial Highlights – Columbia International Growth Fund

Selected data for a share outstanding throughout each period is as follows:

	Year Ended March 31,						Period Ended March 31,
Class A Shares	2011		2010		2009		2008 (a)
Net Asset Value, Beginning of Period	$13.32		$9.18		$18.80		$18.80

Income from Investment Operations:
Net investment income (b)	0.19		0.13		0.13		—	(c)
Net realized and unrealized gain (loss) on investments, foreign currency, written options and foreign capital gains tax	1.38		4.10		(8.58)		—	(c)

Total from investment operations	1.57		4.23		(8.45)		—	(c)

Less Distributions to Shareholders:
From net investment income	(0.26)		(0.09)		(0.04)		—
From net realized gains	—		—		(1.13)		—

Total distributions to shareholders	(0.26)		(0.09)		(1.17)		—

Redemption Fees:
Redemption fees added to paid-in-capital	—		—	(b)(c)	—	(b)(c)	—	(b)(c)

Increase from regulatory settlements	—		—	(c)	—	(c)	—

Net Asset Value, End of Period	$14.63		$13.32		$9.18		$18.80
Total return (d)(e)	12.20%		46.30%		(47.91)%		0.00	%(f)

Ratios to Average Net Assets/Supplemental Data:
Net expenses before interest expense	1.43%		1.51%		1.68	%(g)	1.75	%(g)(h)
Interest expense	—	%(i)	—	%(i)	0.01%		—	%(h)(i)
Net expenses	1.43%		1.51%		1.69	%(g)	1.75	%(g)(h)
Waiver/Reimbursement	0.25%		0.09%		0.04%		0.06	%(h)
Net investment income (loss)	1.40%		1.08%		1.21	%(g)	(1.75	)%(g)(h)
Portfolio turnover rate	71%		111%		133%		68	%(f)
Net assets, end of period (000s)	$455		$396		$226		$10

(a)	Class A shares commenced operations on March 31, 2008. Per share data and total return reflect activity from that date.

(b)	Per share data was calculated using the average shares outstanding during the period.

(c)	Rounds to less than $0.01 per share.

(d)	Had the Investment Manager and/or any of its affiliates not waived fees or reimbursed a portion of expenses, total return would have been reduced.

(e)	Total return at net asset value assuming all distributions reinvested and no initial sales charge or contingent deferred sales charge.

(f)	Not annualized.

(g)	The benefits derived from custody credits had an impact of less than 0.01%.

(h)	Annualized.

(i)	Rounds to less than 0.01%.

See Accompanying Notes to Financial Statements.

18

Financial Highlights – Columbia International Growth Fund

Selected data for a share outstanding throughout each period is as follows:

	Year Ended March 31,						Period Ended March 31,
Class C Shares	2011		2010		2009		2008 (a)
Net Asset Value, Beginning of Period	$13.23		$9.11		$18.80		$18.80

Income from Investment Operations:
Net investment income (b)	0.09		0.05		0.12		—	(c)
Net realized and unrealized gain (loss) on investments, foreign currency, written options and foreign capital gains tax	1.38		4.07		(8.64)		—	(c)

Total from investment operations	1.47		4.12		(8.52)		—	(c)

Less Distributions to Shareholders:
From net investment income	(0.17)		—		(0.04)		—
From net realized gains	—		—		(1.13)		—

Total distributions to shareholders	(0.17)		—		(1.17)		—

Redemption Fees:
Redemption fees added to paid-in-capital	—		—	(b)(c)	—	(b)(c)	—	(b)(c)

Increase from regulatory settlements	—		—	(c)	—	(c)	—

Net Asset Value, End of Period	$14.53		$13.23		$9.11		$18.80
Total return (d)(e)	11.37%		45.23%		(48.31)%		0.00	%(f)

Ratios to Average Net Assets/Supplemental Data:
Net expenses before interest expense	2.18%		2.26%		2.43	%(g)	2.50	%(g)(h)
Interest expense	—	%(i)	—	%(i)	0.01%		—	%(h)(i)
Net expenses	2.18%		2.26%		2.44	%(g)	2.50	%(g)(h)
Waiver/Reimbursement	0.25%		0.09%		0.04%		0.06	%(h)
Net investment income (loss)	0.70%		0.38%		1.16	%(g)	(2.50	)%(g)(h)
Portfolio turnover rate	71%		111%		133%		68	%(f)
Net assets, end of period (000s)	$322		$250		$157		$10

(a)	Class C shares commenced operations on March 31, 2008. Per share data and total return reflect activity from that date.

(b)	Per share data was calculated using the average shares outstanding during the period.

(c)	Rounds to less than $0.01 per share.

(d)	Had the Investment Manager and/or any of its affiliates not waived fees or reimbursed a portion of expenses, total return would have been reduced.

(e)	Total return at net asset value assuming all distributions reinvested and no contingent deferred sales charge.

(f)	Not annualized.

(g)	The benefits derived from custody credits had an impact of less than 0.01%.

(h)	Annualized.

(i)	Rounds to less than 0.01%.

See Accompanying Notes to Financial Statements.

19

Financial Highlights – Columbia International Growth Fund

Selected data for a share outstanding throughout each period is as follows:

	Year Ended March 31,
Class Z Shares	2011		2010		2009		2008 (a)		2007
Net Asset Value, Beginning of Period	$13.37		$9.20		$18.80		$19.06		$16.51

Income from Investment Operations:
Net investment income (b)	0.21		0.19		0.26		0.12	(c)	0.09
Net realized and unrealized gain (loss) on investments, foreign currency, written options and foreign capital gains tax	1.39		4.10		(8.69)		(0.30)		2.54

Total from investment operations	1.60		4.29		(8.43)		(0.18)		2.63

Less Distributions to Shareholders:
From net investment income	(0.29)		(0.12)		(0.04)		(0.08)		(0.08)
From net realized gains	—		—		(1.13)		—		—

Total distributions to shareholders	(0.29)		(0.12)		(1.17)		(0.08)		(0.08)

Redemption Fees:
Redemption fees added to paid-in-capital	—		—	(b)(d)	—	(b)(d)	—	(b)(d)	—	(b)(d)

Increase from regulatory settlements	—		—	(d)	—	(d)	—		—

Net Asset Value, End of Period	$14.68		$13.37		$9.20		$18.80		$19.06
Total return (e)(f)	12.43%		47.00%		(47.80)%		(0.95)%		16.03%

Ratios to Average Net Assets/Supplemental Data:
Net expenses before interest expense	1.18%		1.26%		1.43	%(g)	1.50	%(g)	1.50	%(g)
Interest expense	—	%(h)	—	%(h)	0.01%		—	%(h)	—
Net expenses	1.18%		1.26%		1.44	%(g)	1.50	%(g)	1.50	%(g)
Waiver/Reimbursement	0.25%		0.09%		0.04%		0.04%		0.06%
Net investment income	1.62%		1.56%		1.81	%(g)	0.59	%(g)	0.49	%(g)
Portfolio turnover rate	71%		111%		133%		68%		28%
Net assets, end of period (000s)	$136,710		$171,225		$165,846		$636,030		$636,941

(a)	On March 31, 2008, Shares class of International Fund, a series of Excelsior Funds, Inc., was reorganized into the Fund’s Class Z. The financial information of the Fund’s Class Z includes the financial information of International Fund’s Shares class.

(b)	Per share data was calculated using the average shares outstanding during the period.

(c)	Net investment income per share reflects a special dividend. The effect of this dividend amounted to $0.04 per share.

(d)	Rounds to less than $0.01 per share.

(e)	Had the Investment Manager and/or any of its affiliates not waived fees or reimbursed a portion of expenses, total return would have been reduced.

(f)	Total return at net asset value assuming all distributions reinvested.

(g)	The benefits derived from expense reductions had an impact of less than 0.01%.

(h)	Rounds to less than 0.01%.

See Accompanying Notes to Financial Statements.

20

Notes to Financial Statements – Columbia International Growth Fund

March 31, 2011

Note 1. Organization

Columbia International Growth Fund (the Fund), a series of Columbia Funds Series Trust I (the Trust), is a diversified fund. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust.

After the close of business on April 30, 2010, Ameriprise Financial, Inc. (Ameriprise Financial) acquired a portion of the asset management business of Columbia Management Group, LLC (the Transaction), including the business of managing the Fund. In connection with the closing of the Transaction (the Closing), RiverSource Investments, LLC, a wholly owned subsidiary of Ameriprise Financial, became the investment manager of the Fund and changed its name to Columbia Management Investment Advisers, LLC (the Investment Manager).

Investment Objective

The Fund seeks long-term capital appreciation.

Fund Shares

The Trust has unlimited authorized shares of beneficial interest. The Fund offers Class A, Class C and Class Z shares. All share classes have identical voting, dividend and liquidation rights. Each share class has its own expense structure and sales charges, as applicable.

Class A shares are subject to a maximum front-end sales charge of 5.75% based on the initial investment amount. Class A shares purchased without an initial sales charge in accounts aggregating $1 million to $50 million at the time of purchase are subject to a 1.00% contingent deferred sales charge (CDSC) if the shares are sold within 18 months of purchase, charged as follows: 1.00% CDSC if redeemed within 12 months of purchase, and 0.50% CDSC if redeemed more than 12, but less than 18 months after purchase.

Class C shares are subject to a 1.00% CDSC on shares redeemed within one year of purchase.

Class Z shares are not subject to sales charges and are available only to certain investors, as described in the Fund’s prospectus.

Note 2. Summary of Significant Accounting Policies

The preparation of financial statements in accordance with U.S. generally accepted accounting principles (GAAP) requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates.

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements.

Security Valuation

Equity securities and exchange-traded funds are valued at the last sale price on the principal exchange on which they trade, except for securities traded on the NASDAQ, which are valued at the NASDAQ official close price. Unlisted securities or listed securities for which there were no sales during the day are valued at the closing bid price on such exchanges or over-the-counter markets.

Short-term investments maturing in 60 days or less are valued at amortized cost, which approximates market value.

Investments in other open-end investment companies are valued at net asset value.

Futures contracts are valued at the settlement price established each day by the board of trade or exchange on which they are traded.

Purchased options are valued at the last reported sale price, or in the absence of a sale, at the last quoted bid price.

Written options are valued at the last reported sale price, or in the absence of a sale, at the last quoted ask price.

Forward foreign currency exchange contracts are valued at the prevailing forward exchange rate of the underlying currencies.

Foreign securities are generally valued at the last sale price on the foreign exchange or market on which they trade. If any foreign share prices are not readily available as a result of limited share activity, the securities are valued at the last sale price of the local shares in the principal market in which such securities are normally traded.

Generally, trading in foreign securities is substantially completed each day at various times prior to the close of the New York Stock Exchange (NYSE). The values of such securities used in computing the net asset value of the Fund’s shares are determined as of such times. Foreign currency exchange rates are generally determined at 4:00 p.m. Eastern (U.S.) time. Occasionally, events affecting the values of such foreign securities and such exchange rates may occur between the times at which they are determined and the close of the customary trading session of the NYSE, which would not be reflected in the computation of the Fund’s net asset value. If events

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materially affecting the values of such foreign securities occur and it is determined that market quotations are not reliable, then these foreign securities will be valued at their fair value using procedures approved by the Board of Trustees.

The Fund may use a systematic fair valuation model provided by an independent third party to value securities principally traded in foreign markets. The third party pricing service takes into account multiple factors, including, but not limited to, movements in the U.S. securities markets, certain depositary receipts, futures contracts and foreign exchange rates that have occurred subsequent to the close of the foreign exchange, to determine a good faith estimate that reasonably reflects the current market conditions as of the close of the NYSE. The fair value of a security is likely to be different from the quoted or published price, if available.

Investments for which market quotations are not readily available, or that have quotations which management believes are not reliable, are valued at fair value as determined in good faith under consistently applied procedures established by and under the general supervision of the Board of Trustees. If a security is valued at fair value, such value is likely to be different from the last quoted market price for the security. The determination of fair value often requires significant judgment. To determine fair value, management may use assumptions including but not limited to future cash flows and estimated risk premiums. Multiple inputs from various sources may be used to determine value.

Foreign Currency Transactions and Translations

The values of all assets and liabilities quoted in foreign currencies are translated into U.S. dollars at that day’s exchange rates. Net realized and unrealized gains (losses) on foreign currency transactions and translations include gains (losses) arising from the fluctuation in exchange rates between trade and settlement dates on securities transactions, gains (losses) arising from the disposition of foreign currency and currency gains (losses) between the accrual and payment dates on dividends, interest income and foreign withholding taxes.

For financial statement purposes, the Fund does not distinguish that portion of gains (losses) on investments which is due to changes in foreign exchange rates from that which is due to changes in market prices of the investments. Such fluctuations are included with the net realized and unrealized gains (losses) on investments on the Statement of Operations.

Derivative Instruments

The Fund may use derivative instruments including futures contracts, options and forward foreign currency exchange contracts in order to meet its investment objectives. The Fund employs strategies in differing combinations to permit it to increase, decrease or change the level of exposure to market risk factors. The achievement of any strategy relating to derivatives depends on an analysis of various risk factors, and if the strategies for the use of derivatives do not work as intended, the Fund may not achieve its investment objectives.

In pursuit of its investment objectives, the Fund is exposed to the following market risks among others:

Equity Risk: Equity risk relates to change in value of equity securities such as common stocks due to general market conditions such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, or adverse investor sentiment. Equity securities generally have greater price volatility than fixed income securities.

Foreign Exchange Rate Risk: Foreign exchange rate risk relates to the change in the U.S. dollar value of a security held that is denominated in a foreign currency. The U.S. dollar value of a foreign-currency-denominated security will decrease as the dollar appreciates against the currency, while the U.S. dollar value will increase as the dollar depreciates against the currency.

The following provides more detailed information about each derivative type held by the Fund:

Forward Foreign Currency Exchange Contracts — The Fund entered into forward foreign currency exchange contracts to shift its investment exposure from one currency to another, and to shift foreign currency exposure back to U.S. dollars. The Fund also used forward contracts to achieve a representative weighted mix of major currencies in its benchmark and/or to recover an underweight country exposure in its portfolio.

Forward foreign currency exchange contracts are agreements to exchange one currency for another at a future date at a specified price. These contracts are used to minimize the exposure to foreign exchange rate fluctuations during the period between the trade and settlement dates of the contract. Contracts to buy generally are used to acquire exposure to foreign currencies, while contracts to sell are generally used to reduce the exposure to foreign exchange rate fluctuations. Forward foreign currency exchange contracts are valued daily at the current exchange rate of the underlying currency,

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resulting in unrealized gains (losses) which become realized at the time the forward foreign currency exchange contracts are closed or mature. Realized and unrealized gains (losses) arising from such transactions are included in net realized and unrealized gains (losses) on foreign currency transactions. The use of forward foreign currency exchange contracts does not eliminate fluctuations in the prices of the Fund’s portfolio securities. While the maximum potential loss from such contracts is the aggregate face value in U.S. dollars at the time the contract was opened, exposure is typically limited to the change in value of the contract (in U.S. dollars) over the period it remains open. The Fund could also be exposed to risk that counterparties of the contracts may be unable to fulfill the terms of the contracts.

During the year ended March 31, 2011, the Fund entered into 218 forward foreign currency exchange contracts.

Futures Contracts — The Fund entered into equity index futures contracts to equitize cash in order to maintain appropriate equity market exposure while keeping sufficient cash to accommodate daily redemptions.

The use of futures contracts involves certain risks, which include, among others: (1) imperfect correlation between the price movement of the instruments and the underlying securities, (2) inability to close out positions due to differing trading hours, or the temporary absence of a liquid market, for either the instruments or the underlying securities, and (3) an inaccurate prediction of the future direction of interest rates by the Fund’s Investment Manager.

Upon entering into a futures contract, the Fund identifies within its portfolio of investments cash or securities in an amount sufficient to meet the initial margin requirement. Subsequent payments are made or received by the Fund equal to the daily change in the contract value and are recorded as variation margin receivable or payable and offset in unrealized gains or losses. The Fund recognizes a realized gain or loss when the contract is closed or expires.

Futures contracts involve, to varying degrees, risk of loss in excess of the variation margin disclosed on the Statement of Assets and Liabilities.

During the year ended March 31, 2011, the Fund entered into 13 futures contracts.

Options — The Fund had written covered call and purchased put options to decrease the Fund’s exposure to equity risk and to increase return on instruments. Written covered call and purchased put options become more valuable as the price of the underlying instruments depreciates relative to the strike price.

Writing put options tends to increase the Fund’s exposure to the underlying instrument. When the Fund writes a call or put option, an amount equal to the premium received is recorded as a liability and subsequently marked-to-market to reflect the current value of the option written. Premiums received from writing options which expire are treated as realized gains. Premiums received from writing options which are exercised or closed are added to the proceeds or offset against the amounts paid on the underlying security transaction to determine the realized gain or loss. The Fund, as a writer of an option, has no control over whether the underlying security may be sold (call) or purchased (put) and as a result bears the market risk of an unfavorable change in the price of the security underlying the written option. There is the risk that the Fund may not be able to enter into a closing transaction because of an illiquid market. The Fund identifies within its portfolio of investments cash or liquid portfolio securities equal to the amount of the written options contract commitment.

The Fund may also purchase put and call options. Purchasing call options tends to increase the Fund’s exposure to the underlying instrument. Purchasing put options tends to decrease the Fund’s exposure to the underlying instrument. The Fund may pay a premium, which is included in the Fund’s Statement of Assets and Liabilities as an investment and subsequently marked-to-market to reflect the current value of the option. The risk associated with purchasing put and call options is limited to the premium paid. Premiums paid for purchasing options which expire are treated as realized losses. Premiums paid for purchasing options which are exercised are added to the amounts paid (call) or offset against the proceeds (put) on the underlying security to determine the realized gain or loss. If the Fund enters into a closing transaction, the Fund will realize a gain or loss, depending on whether the proceeds from the closing transaction are greater or less than the cost of the option.

During the year ended March 31, 2011, the Fund entered into 5,706 written options contracts.

During the year ended March 31, 2011, the Fund entered into 831 purchased put options contracts.

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Effects of Derivative Transactions in the Financial Statements

The following table is a summary of the value of the Fund’s derivative instruments as of March 31, 2011.

Fair Value of Derivative Instruments
Statement of Assets and Liabilities
Assets	Fair Value	Liabilities	Fair Value
Unrealized Appreciation on Forward Foreign Currency Exchange Contracts	$526,910	Unrealized Depreciation on Forward Foreign Currency Exchange Contracts	$279,129

The effect of derivative instruments on the Fund’s Statement of Operations for the year ended March 31, 2011:

	Risk Exposure	Amount of Realized Gain or (Loss) on Derivatives	Change in Unrealized Appreciation (Depreciation) on Derivatives
Futures Contracts	Equity Risk	$2,751	$—
Written Options	Equity Risk	103,358	4,009
Forward Foreign Currency Exchange Contracts	Foreign Exchange Rate Risk	538,483	44,865

Repurchase Agreements

The Fund may engage in repurchase agreement transactions with institutions that the Investment Manager has determined are creditworthy. The Fund, through the custodian, receives delivery of the underlying securities collateralizing a repurchase agreement. The Investment Manager is responsible for determining that the collateral is at least equal, at all times, to the value of the repurchase obligation including interest. A repurchase agreement transaction involves certain risks in the event of default or insolvency of the counterparty. These risks include possible delays in or restrictions on the Fund’s ability to dispose of the underlying securities and a possible decline in the value of the underlying securities during the period while the Fund seeks to assert its rights.

Security Transactions

Security transactions are accounted for on the trade date. Cost is determined and gains (losses) are based upon the specific identification method for both financial statement and federal income tax purposes.

Income Recognition

Interest income is recorded on the accrual basis.

Corporate actions and dividend income are recorded net of any non-reclaimable tax withholdings, on the ex-dividend date or upon receipt of ex-dividend notification in the case of certain foreign securities.

Expenses

General expenses of the Trust are allocated to the Fund and other series of the Trust based upon relative net assets or other expense allocation methodologies determined by the nature of the expense. Expenses directly attributable to a specific class of shares are charged to that share class. Expenses directly attributable to the Fund are charged to the Fund.

Determination of Class Net Asset Value

All income, expenses (other than class-specific expenses which are charged directly to a share class, as shown in the Statement of Operations) and realized and unrealized gains (losses) are allocated to each class of the Fund on a daily basis, based on the relative net assets of each class, for purposes of determining the net asset value of each class.

Federal Income Tax Status

The Fund intends to qualify each year as a “regulated investment company” under Subchapter M of the Internal Revenue Code, as amended, and will distribute substantially all of its taxable income, if any, for its tax year, and as such will not be subject to federal income taxes. In addition, the Fund intends to distribute in each calendar year substantially all of its net investment income, capital gains and certain other amounts, if any, such that the Fund should not be subject to federal excise tax. Therefore, no federal income or excise tax provision is recorded.

Foreign Taxes

The Fund may be subject to foreign taxes on income and/or gains on investments or currency repatriation, a portion of which may be recoverable. The Fund will accrue such taxes and recoveries as

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applicable, based upon its current interpretation of tax rules and regulations that exist in the markets in which it invests.

Realized gains in certain countries may be subject to foreign taxes at the Fund level, at rates ranging from approximately 10% to 15%. The Fund accrues for such foreign taxes on net realized and unrealized gains at the appropriate rate for each jurisdiction.

Distributions to Shareholders

Distributions from net investment income, if any, are declared and paid semi-annually. Net realized capital gains, if any, are distributed at least annually. Income distributions and capital gain distributions are determined in accordance with federal income tax regulations which differ from GAAP.

Indemnifications

Under the Trust’s organizational documents and, in some cases, by contract, its officers and directors are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, certain of the Fund’s contracts with its service providers contain general indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown since the amount of any future claims that may be made against the Fund cannot be determined and the Fund has no historical basis for predicting the likelihood of any such claims.

Note 3. Fees and Compensation Paid to Affiliates

Investment Management Fee

Under an Investment Management Services Agreement (IMSA), the Investment Manager determines which securities will be purchased, held or sold. The management fee is equal to a percentage of the Fund’s average daily net assets that declines from 0.95% to 0.48% as the Fund’s net assets increase.

Prior to the Closing, Columbia Management Advisors, LLC (Columbia), an indirect, wholly owned subsidiary of Bank of America Corporation (BOA), provided investment management services to the Fund under the same fee structure. The effective management fee rate for the year ended March 31, 2011, was 0.95% of the Fund’s average daily net assets.

Administration Fee

Effective upon the Closing, the Investment Manager provides administration and accounting services to the Fund under an Administrative Services Agreement, including services previously performed under the Pricing and Bookkeeping Oversight and Services Agreement (the Services Agreement) as discussed in the Pricing and Bookkeeping Fees note below. The Fund pays an annual administration fee equal to 0.20% of the Fund’s average daily net assets less the fees payable by the Fund as described under the Pricing and Bookkeeping Fees note below. Prior to the Closing, Columbia provided administrative services to the Fund at the same fee rates.

Pricing and Bookkeeping Fees

Prior to the Closing, the Fund entered into a Financial Reporting Services Agreement (the Financial Reporting Services Agreement) with State Street Bank and Trust Company (State Street) and Columbia pursuant to which State Street provides financial reporting services to the Fund. The Fund also entered into an Accounting Services Agreement (collectively with the Financial Reporting Services Agreement, the State Street Agreements) with State Street and Columbia pursuant to which State Street provides accounting services to the Fund. Upon the Closing, Columbia assigned and delegated its rights and obligations under the State Street Agreements to the Investment Manager. Under the State Street Agreements, the Fund pays State Street an annual fee of $38,000 paid monthly plus an additional monthly fee based on an annualized percentage rate of average daily net assets of the Fund for the month. The aggregate fee will not exceed $140,000 per year (exclusive of out-of-pocket expenses and charges). The Fund also reimburses State Street for certain out-of-pocket expenses and charges.

Also prior to the Closing, the Fund entered into the Services Agreement with Columbia. Under the Services Agreement, Columbia provided services related to Fund expenses and the requirements of the Sarbanes-Oxley Act of 2002, and provided oversight of the accounting and financial reporting services provided by State Street. Under the Services Agreement, the Fund reimbursed Columbia for out-of-pocket expenses and charges, including fees payable to third parties, such as for pricing the Fund’s portfolio securities, incurred by Columbia in the performance of services under the Services Agreement. The Services Agreement was terminated upon the Closing. These services are now provided under the Administrative Services Agreement discussed above.

Transfer Agent Fee

In connection with the Closing, RiverSource Service Corporation, a wholly owned subsidiary of Ameriprise Financial, provides transfer agency services to the Fund under a Transfer Agency Agreement and changed its name to Columbia Management Investment Services

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Corp. (the Transfer Agent). The Transfer Agent has contracted with Boston Financial Data Services (BFDS) to serve as sub-transfer agent.

The Transfer Agent receives monthly account-based service fees based on the number of open accounts and is reimbursed by the Fund for the fees and expenses the Transfer Agent pays to financial intermediaries that maintain omnibus accounts with the Fund that is a percentage of the average aggregate value of the Fund’s shares maintained in each such omnibus account (other than omnibus accounts for which American Enterprise Investment Services Inc. is the broker of record or accounts where the beneficial shareholder is a customer of Ameriprise Financial Services, Inc., which are paid a per account fee). The Transfer Agent pays the fees of BFDS for services as sub-transfer agent and, is not entitled to reimbursement for such fees from the Fund (with the exception of out-of pocket fees). The Transfer Agent also receives compensation from fees for various shareholder services and reimbursements for certain out-of-pocket expenses.

Prior to the Closing, Columbia Management Services, Inc., an affiliate of Columbia and an indirect, wholly owned subsidiary of BOA, provided transfer agency services to the Fund and contracted with BFDS to serve as sub-transfer agent, under the same fee structure.

For the year ended March 31, 2011, the Fund’s effective transfer agent fee rate for each class was 0.06% of the Fund’s average daily net assets.

An annual minimum account balance fee of $20 may apply to certain accounts with a value below the Fund’s initial minimum investment requirements to reduce the impact of small accounts on transfer agent fees. These minimum account balance fees are recorded as part of expense reductions on the Statement of Operations. For the year ended March 31, 2011, no minimum account balance fees were charged by the Fund.

Underwriting Discounts, Service and Distribution Fees

In connection with the Closing, RiverSource Fund Distributors, Inc., an indirect wholly owned subsidiary of Ameriprise Financial, provides distribution and shareholder services to the Fund and changed its name to Columbia Management Investment Distributors, Inc. (the Distributor). Pursuant to Rule 12b-1 under the 1940 Act, the Board of Trustees has approved, and the Fund has adopted, distribution and shareholder service plans (the Plans) which set the distribution and service fees for the Fund. These fees are calculated daily and are intended to compensate the Distributor and/or eligible selling and/or servicing agents for selling shares of the Fund and providing services to investors.

The Plans require the payment of a monthly service fee to the Distributor at the maximum annual rate of 0.25% of the average daily net assets attributable to Class A and Class C shares of the Fund. The Plans also require the payment of a monthly distribution fee to the Distributor at the maximum annual rates of 0.75% of the average daily net assets attributable to Class C shares of the Fund.

Prior to the Closing, Columbia Management Distributors, Inc., an affiliate of Columbia and an indirect, wholly owned subsidiary of BOA, was the principal underwriter of the Fund’s shares. There were no changes to the underwriting discount structure of the Fund or the service or distribution fee rates paid by the Fund as a result of the Transaction.

Sales Charges

Sales charges, including front-end and CDSCs, received by the Distributor for distributing Fund shares were $99 for Class A and $47 for Class C shares for the year ended March 31, 2011.

Fee Waivers and Expense Reimbursements

The Investment Manager has voluntarily agreed to bear a portion of the Fund’s expenses so that the Fund’s ordinary operating expenses (excluding any distribution and service fees, brokerage commissions, interest, taxes and extraordinary expenses, but including custodian charges relating to overdrafts, if any), after giving effect to any balance credits from the Fund’s custodian, do not exceed 1.15% of the Fund’s average daily net assets on an annualized basis. The Investment Manager, in its discretion, may revise or discontinue this arrangement at any time. Merger costs are treated as extraordinary expenses and therefore not subject to the Fund’s expense limits. Prior to May 1, 2010, Columbia voluntarily reimbursed a portion of the Fund’s expenses in the same manner.

Fees Paid to Officers and Trustees

In connection with the Closing, all officers of the Fund are employees of the Investment Manager or its affiliates and, with the exception of the Fund’s Chief Compliance Officer, receive no compensation from the Fund. The Board of Trustees has appointed a Chief Compliance Officer to the Fund in accordance with federal securities regulations. The Fund, along with other affiliated funds, pays its pro-rata share of the expenses associated with the Chief

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Columbia International Growth Fund

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Compliance Officer. The Fund’s expenses for the Chief Compliance Officer will not exceed $15,000 per year. Prior to the Closing, all officers of the Fund were employees of Columbia or its affiliates and the Fund paid its pro-rata share of the expenses for the Chief Compliance Officer under the same fee structure.

Trustees are compensated for their services to the Fund, as set forth on the Statement of Operations. The Trust’s eligible Trustees may participate in a deferred compensation plan which may be terminated at any time. Obligations of the plan will be paid solely out of the Fund’s assets.

Note 4. Custody Credits

The Fund has an agreement with its custodian bank under which custody fees may be reduced by balance credits. These credits are recorded as part of expense reductions on the Statement of Operations. The Fund could have invested a portion of the assets utilized in connection with the expense offset arrangement in an income-producing asset if it had not entered into such an agreement.

Note 5. Portfolio Information

The cost of purchases and proceeds from sales of securities, excluding short-term obligations, aggregated $102,529,376 and $148,436,352, respectively, for the year ended March 31, 2011.

Note 6. Regulatory Settlements

During the year ended March 31, 2010, the Fund received payments totaling $6,592 resulting from certain regulatory settlements with third parties in which the Fund had participated. The payments have been included in “Increase from regulatory settlements” in the Statement of Changes in Net Assets.

Note 7. Shareholder Concentration

As of March 31, 2011, two shareholder accounts owned 86.5% of the outstanding shares of the Fund. Purchase and redemption activity of these accounts may have a significant effect on the operations of the Fund.

Note 8. Line of Credit

Prior to March 28, 2011, the Fund and other affiliated funds participated in a $280,000,000 committed, unsecured revolving line of credit provided by State Street. Effective March 28, 2011, the commitment was reduced to $225,000,000. The maximum amount that may be borrowed by any fund is limited to the lesser of $200,000,000 and the Fund’s borrowing limit set forth in the Fund’s registration statement. Borrowings are available for short-term liquidity or temporary or emergency purposes.

Effective October 14, 2010, interest is charged to each participating fund based on the fund’s borrowings at a rate per annum equal to the greater of the Federal Funds Rate plus 1.25% or the overnight LIBOR Rate plus 1.25%. In addition, a commitment fee of 0.125% per annum is accrued and apportioned among the participating funds pro rata based on their relative net assets.

For the year ended March 31, 2011, the average daily loan balance outstanding on days where borrowing existed was $3,148,148 at a weighted average interest rate of 1.526%.

Note 9. Federal Tax Information

The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. Reclassifications are made to the Fund’s capital accounts for permanent tax differences to reflect income and gains available for distribution (or available capital loss carryforwards) under income tax regulations.

For the year ended March 31, 2011, permanent book and tax basis differences resulting primarily from differing treatments for Section 988 adjustments, passive foreign investment company (PFIC) adjustments and non-deductible merger fees were identified and reclassified among the components of the Fund’s net assets as follows:

Undistributed Net Investment Income	Accumulated Net Realized Loss	Paid-In Capital
$708,473	$(661,675)	$(46,798)

Net investment income and net realized gains (losses), as disclosed on the Statement of Operations, and net assets were not affected by this reclassification.

The tax character of distributions paid during the years ended March 31, 2011 and March 31, 2010 was as follows:

	March 31, 2011	March 31, 2010
Ordinary Income*	$3,425,993	$2,046,808

*	For tax purposes short-term capital gain distributions, if any, are considered ordinary income distributions.

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Columbia International Growth Fund

March 31, 2011

As of March 31, 2011, the components of distributable earnings on a tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Net Unrealized Appreciation*
$3,261,028	$ —	$29,623,644

*	The differences between book-basis and tax-basis net unrealized appreciation are primarily due to PFIC adjustments and deferral of losses from wash sales.

Unrealized appreciation and depreciation at March 31, 2011, based on cost of investments for federal income tax purposes were:

Unrealized appreciation	$31,828,632
Unrealized depreciation	(2,204,988)

Net unrealized appreciation	$29,623,644

The following capital loss carryforwards may be available to reduce taxable income arising from future net realized gains on investments, if any, to the extent permitted by the Internal Revenue Code:

Year of Expiration	Capital Loss Carryforwards
2017	$17,494,458
2018	113,489,589

$130,984,047

Capital loss carryforwards of $9,900,348 were utilized during the year ended March 31, 2011. Any capital loss carryforwards acquired as part of a merger that are permanently lost due to provisions under the Internal Revenue Code are included as being expired.

Management of the Fund has concluded that there are no significant uncertain tax positions that would require recognition in the financial statements. However, management’s conclusion may be subject to review and adjustment at a later date based on factors including, but not limited to, new tax laws, regulations, and administrative interpretations (including relevant court decisions). The Fund’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.

Note 10. Significant Risks and Contingencies

Foreign Securities Risk

Investing in foreign securities may include certain risks and considerations not typically associated with investing in U.S. securities, such as fluctuating currency values and changing local and regional economic, political and social conditions, which may result in greater market volatility. In addition, certain foreign securities may not be as liquid as U.S. securities. Investing in emerging markets may accentuate these risks.

Investments in emerging market countries are subject to additional risk. The risk of foreign investments is typically increased in less developed countries. These countries are also more likely to experience high levels of inflation, deflation or currency devaluation which could hurt their economies and securities markets.

Note 11. Subsequent Events

Management has evaluated the events and transactions that have occurred through the date the financial statements were issued. Other than as noted below, there were no items requiring adjustment of the financial statements or additional disclosure.

In August 2010, the Board of Trustees approved a proposal to merge the Fund into Columbia Multi-Advisor International Equity Fund. The proposal was approved at a special meeting of shareholders held on February 15, 2011. The merger, which was a tax-free reorganization for U.S. federal income tax purposes, was effective April 11, 2011.

Effective May 16, 2011, the line of credit commitment with State Street was reduced to $150,000,000, and the maximum amount that may be borrowed by any fund was limited to the lesser of $120,000,000 and the Fund’s borrowing limit set forth in the Fund’s registration statement.

Note 12. Information Regarding Pending and Settled Legal Proceedings

In June 2004, an action captioned John E. Gallus et al. v. American Express Financial Corp. and American Express Financial Advisors Inc. was filed in the United States District Court for the District of Arizona. The plaintiffs allege that they are investors in several American Express Company (now known as RiverSource) mutual funds and they purport to bring the action derivatively on behalf of those funds under the Investment Company Act of 1940. The plaintiffs allege that fees allegedly paid to the defendants by the funds for investment advisory and administrative services are excessive. The plaintiffs seek remedies including restitution and rescission of investment advisory and distribution agreements. The plaintiffs voluntarily agreed to transfer this case to the United States District Court for the District of Minnesota (the District Court). In response to defendants’ motion to dismiss the complaint, the District Court dismissed one of plaintiffs’ four claims and granted plaintiffs

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Columbia International Growth Fund

March 31, 2011

limited discovery. Defendants moved for summary judgment in April 2007. Summary judgment was granted in the defendants’ favor on July 9, 2007. The plaintiffs filed a notice of appeal with the Eighth Circuit Court of Appeals (the Eighth Circuit) on August 8, 2007. On April 8, 2009, the Eighth Circuit reversed summary judgment and remanded to the District Court for further proceedings. On August 6, 2009, defendants filed a writ of certiorari with the U.S. Supreme Court (the Supreme Court), asking the Supreme Court to stay the District Court proceedings while the Supreme Court considers and rules in a case captioned Jones v. Harris Associates, which involves issues of law similar to those presented in the Gallus case. On March 30, 2010, the Supreme Court issued its ruling in Jones v. Harris Associates, and on April 5, 2010, the Supreme Court vacated the Eighth Circuit’s decision in the Gallus case and remanded the case to the Eighth Circuit for further consideration in light of the Supreme Court’s decision in Jones v. Harris Associates. On June 4, 2010, the Eighth Circuit remanded the Gallus case to the District Court for further consideration in light of the Supreme Court’s decision in Jones v. Harris Associates. On December 9, 2010, the District Court reinstated its July 9, 2007 summary judgment order in favor of the defendants. On January 10, 2011, plaintiffs filed a notice of appeal with the Eighth Circuit.

In December 2005, without admitting or denying the allegations, American Express Financial Corporation (AEFC, which is now known as Ameriprise Financial, Inc. (Ameriprise Financial)), entered into settlement agreements with the Securities and Exchange Commission (SEC) and Minnesota Department of Commerce (MDOC) related to market timing activities. As a result, AEFC was censured and ordered to cease and desist from committing or causing any violations of certain provisions of the Investment Advisers Act of 1940, the Investment Company Act of 1940, and various Minnesota laws. AEFC agreed to pay disgorgement of $10 million and civil money penalties of $7 million. AEFC also agreed to retain an independent distribution consultant to assist in developing a plan for distribution of all disgorgement and civil penalties ordered by the SEC in accordance with various undertakings detailed at http://www.sec.gov/litigation/admin/ia-2451.pdf. Ameriprise Financial and its affiliates have cooperated with the SEC and the MDOC in these legal proceedings, and have made regular reports to the funds’ Boards of Directors/Trustees.

Ameriprise Financial and certain of its affiliates have historically been involved in a number of legal, arbitration and regulatory proceedings, including routine litigation, class actions, and governmental actions, concerning matters arising in connection with the conduct of their business activities. Ameriprise Financial believes that the Funds are not currently the subject of, and that neither Ameriprise Financial nor any of its affiliates are the subject of, any pending legal, arbitration or regulatory proceedings that are likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds. Ameriprise Financial is required to make 10-Q, 10-K and, as necessary, 8-K filings with the Securities and Exchange Commission on legal and regulatory matters that relate to Ameriprise Financial and its affiliates. Copies of these filings may be obtained by accessing the SEC website at www.sec.gov.

There can be no assurance that these matters, or the adverse publicity associated with them, will not result in increased fund redemptions, reduced sale of fund shares or other adverse consequences to the Funds. Further, although we believe proceedings are not likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds, these proceedings are subject to uncertainties and, as such, we are unable to estimate the possible loss or range of loss that may result. An adverse outcome in one or more of these proceedings could result in adverse judgments, settlements, fines, penalties or other relief that could have a material adverse effect on the consolidated financial condition or results of operations of Ameriprise Financial.

29

Report of Independent Registered Public Accounting Firm

To the Trustees of Columbia Funds Series Trust I and the Shareholders of Columbia International Growth Fund

In our opinion, the accompanying statement of assets and liabilities, including the investment portfolio, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Columbia International Growth Fund (the “Fund”) (a series of Columbia Funds Series Trust I) at March 31, 2011, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at March 31, 2011 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

As disclosed in Note 11, the Fund was merged into the Columbia Multi-Advisor International Equity Fund on April 11, 2011.

PricewaterhouseCoopers LLP

Boston, Massachusetts

May 20, 2011

30

Federal Income Tax Information (Unaudited) – Columbia International Growth Fund

Foreign taxes paid during the fiscal year ended March 31, 2011, of $375,378 are being passed through to shareholders. This represents $0.04 per share. Eligible shareholders may claim this amount as a foreign tax credit.

Gross income derived from sources within foreign countries was $4,377,825 ($0.47 per share) for the fiscal year ended March 31, 2011.

2.39% of the ordinary income distributed by the Fund for the fiscal year ended March 31, 2011, qualifies for the corporate dividends received deduction.

For non-corporate shareholders 100.00%, or the maximum amount allowable under the Jobs and Growth Tax Relief Reconciliation Act of 2003, of ordinary income distributed by the Fund for the fiscal year ended March 31, 2011 may represent qualified dividend income.

The Fund will notify shareholders in January 2012 of amounts for use in preparing 2011 income tax returns.

31

Fund Governance

The Trustees serve terms of indefinite duration. The names, addresses and birth years of the Trustees and Officers of the Funds in Columbia Funds Series Trust I, the year each was first elected or appointed to office, their principal business occupations during at least the last five years, the number of Funds overseen by each Trustee and other directorships they hold are shown below, as of May 2, 2011. Each officer listed below serves as an officer of each Fund in Columbia Funds Series Trust I.

Independent Trustees

Name, address and year of birth, Position with funds, Year first elected or appointed to office	Principal occupation(s) during past five years, Number of funds in Columbia Funds Complex overseen by trustee, Other directorships held

John D. Collins (born 1938)
c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Boston, MA 02110 Trustee (since 2005)

Retired. Consultant, KPMG, LLP (accounting and tax firm) from July 1999 to June 2000; Partner, KPMG, LLP from March 1962 to June 1999. Oversees 46; Mrs. Fields

Original Cookies, Inc. (consumer products); Suburban Propane Partners, L.P.; and Montpelier Re (insurance underwriting firm)

Rodman L. Drake (born 1943)
c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Boston, MA 02110 Trustee (since 1994) and Chairman of the Board (since 2009)	Independent consultant since 2010; Co-Founder of Baringo Capital LLC (private equity) from 1997 to 2008; CEO of Crystal River Capital, Inc. (real estate investment trust) from 2003 to 2010; Oversees 46; Jackson Hewitt Tax Service Inc. (tax preparation services); Celgene Corporation (global biotechnology company); Student Loan Corporation (student loan provider); Crystal River Capital, Inc. from 2005 to 2010; Parsons Brinckerhoff from 1995 to 2008; the Helios Funds (closed-end funds); and Apex Silver Mines Ltd. from 2007 to 2009

Douglas A. Hacker (born 1955)
c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Boston, MA 02110 Trustee (since 1996)	Independent business executive since May 2006; Executive Vice President–Strategy of United Airlines (airline) from December 2002 to May 2006; President of UAL Loyalty Services (airline marketing company) from September 2001 to December 2002; Executive Vice President and Chief Financial Officer of United Airlines from July 1999 to September 2001. Oversees 46; Nash Finch Company (food distributor); Aircastle Limited (aircraft leasing); and SeaCube Container Leasing Ltd (container leasing)

Janet Langford Kelly (born 1957)
c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Boston, MA 02110 Trustee (since 1996)	Senior Vice President, General Counsel and Corporate Secretary, ConocoPhillips (integrated energy company) since September 2007; Deputy General Counsel–Corporate Legal Services, ConocoPhillips from August 2006 to August 2007; Partner, Zelle, Hofmann, Voelbel, Mason & Gette LLP (law firm) from March 2005 to July 2006; Adjunct Professor of Law, Northwestern University, from September 2004 to June 2006; Director, UAL Corporation (airline) from February 2006 to July 2006; Oversees 46; None

William E. Mayer (born 1940)
c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Boston, MA 02110 Trustee (since 1994)	Partner, Park Avenue Equity Partners (private equity) since February 1999; Dean and Professor, College of Business and Management, University of Maryland from 1992 to 1996. Oversees 46; DynaVox Inc. (software developer); Lee Enterprises (print media), WR Hambrecht + Co. (financial service provider); BlackRock Kelso Capital Corporation (investment company)

32

Fund Governance (continued)

Independent Trustees (continued)

Name, address and year of birth, Position with funds, Year first elected or appointed to office	Principal occupation(s) during past five years, Number of funds in Columbia Funds Complex overseen by trustee, Other directorships held

David M. Moffett (born 1952)
c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Boston, MA 02110 Trustee (since 2011)	Retired. Chief Executive Officer, Federal Home Loan Mortgage Corporation, from 2008 to 2009; Senior Adviser, Global Financial Services Group, Carlyle Group, Inc., from 2007 to 2008; Vice Chairman and Chief Financial Officer, U.S. Bancorp, from 1993 to 2007. Oversees 46; CIT Group Inc. (commercial and consumer finance), eBay Inc. (online trading community), MBIA Corp (financial service provider), E.W. Scripps Co. (print and television media), Building Materials Holding Corp. (building materials and construction services), and University of Oklahoma Foundation.

Charles R. Nelson (born 1942)
c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Boston, MA 02110 Trustee (since 1981)	Professor of Economics, University of Washington, since January 1976; Ford and Louisa Van Voorhis Professor of Political Economy, University of Washington, since September 1993; Adjunct Professor of Statistics, University of Washington, since September 1980; Associate Editor, Journal of Money Credit and Banking, 1993-2008; Consultant on econometric and statistical matters. Oversees 46; None

John J. Neuhauser (born 1943)
c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Boston, MA 02110 Trustee (since 1984)	President, Saint Michael’s College, since August 2007; Director or Trustee of several non-profit organization, including Fletcher Allen Health Care, Inc.; University Professor, Boston College from November 2005 to August 2007; Academic Vice President and Dean of Faculties, Boston College from August 1999 to October 2005. Oversees 46; Liberty All-Star Equity Fund and Liberty All-Star Growth Fund, Inc. (closed-end funds)

Jonathan Piel (born 1938)
c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Boston, MA 02110 Trustee (since 1994)	Cable television producer and website designer; The Editor, Scientific American from 1984 to 1994; Vice President, Scientific American, Inc., from 1984 to 1994; Member, Advisory Board, Stone Age Institute, Bloomington, Indiana (research institute that explores the effect of technology on human evolution); Member, Board of Directors of the National Institute of Social Sciences, New York City; Member, Board of Trustees of the William Alanson White Institute, New York City (institution for training psychoanalysts); and Member, Advisory Board, Mount Sinai Children’s Environmental Health Center, New York. Oversees 46; None

Patrick J. Simpson (born 1944)
c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Boston, MA 02110 Trustee (since 2000)	Partner, Perkins Coie LLP (law firm). Oversees 46; None

Anne-Lee Verville (born 1945)
c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Boston, MA 02110 Trustee (since 1998)	Retired since 1997 (formerly General Manager–Global Education Industry from 1994 to 1997, President–Application Systems Division from 1991 to 1994, Chief Financial Officer–US Marketing & Services from 1988 to 1991, and Chief Information Officer from 1987 to 1988, IBM Corporation (computer and technology)). Oversees 46; Enesco Group, Inc. (producer of giftware and home and garden decor products) from 2001 to 2006

33

Fund Governance (continued)

Interested Trustee

Name, address and year of birth, Position with funds, Year first elected or appointed to office	Principal occupation(s) during past five years, Number of funds in Columbia Funds Complex overseen by trustee, Other directorships held

Michael A. Jones (born 1959)
c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Boston, MA 02110 Trustee (since 2011) Senior Vice President (since 2010)	President and Director, Columbia Management Investment Advisers, LLC since May 2010; President and Director, Columbia Management Investment Distributors, Inc. since May 2010; Manager, Chairman, Chief Executive Officer and President, Columbia Management Advisors, LLC from 2007 to April 2010; Chief Executive Officer, President and Director, Columbia Management Distributors, Inc. from November 2006 to April 2010; previously, co-president and senior managing director at Robeco Investment Management. Oversees 46; None

The Statement of Additional Information includes additional information about the Trustees of the Funds and is available, without charge, upon request by calling 1-800-345-6611.

34

Fund Governance (continued)

Officers

Name, year of birth and address	Principal occupation(s) during the past five years

J. Kevin Connaughton (born 1964)
225 Franklin Street Boston, MA 02110 President (since 2009)	Senior Vice President and General Manager–Mutual Fund Products, Columbia Management Investment Advisers, LLC since May 2010; President, Columbia Funds, since 2009, and RiverSource Funds, since May 2010 (previously Senior Vice President and Chief Financial Officer, Columbia Funds, from June 2008 to January 2009, Treasurer, Columbia Funds, from October 2003 to May 2008, and senior officer of various other affiliated funds since 2000); Managing Director, Columbia Management Advisors, LLC from December 2004 to April 2010.

Michael G. Clarke (born 1969)
225 Franklin Street Boston, MA 02110 Treasurer (since 2011) and Chief Financial Officer (since 2009)	Vice President, Columbia Management Investment Advisers, LLC since May 2010; Managing Director of Fund Administration, Columbia Management Advisors, LLC, from September 2004 to April 2010; senior officer of Columbia Funds and affiliated funds since 2002.

Scott R. Plummer (born 1959)
5228 Ameriprise Financial Center Minneapolis, MN 55474 Senior Vice President, Secretary and Chief Legal Officer (since 2010)	Chief Legal Officer and Assistant Secretary, Columbia Management Investment Advisers, LLC since June 2005; Vice President and Lead Chief Counsel–Asset Management, Ameriprise Financial, Inc. since May 2010 (previously Vice President and Chief Counsel–Asset Management, from 2005 to April 2010, and Vice President–Asset Management Compliance from 2004 to 2005); Vice President, Chief Counsel and Assistant Secretary, Columbia Management Investment Distributors, Inc. since 2008; Vice President, General Counsel and Secretary, Ameriprise Certificate Company since 2005; Chief Counsel, RiverSource Distributors, Inc. since 2006; Vice President, General Counsel and Secretary, RiverSource Funds, since December 2006; Senior Vice President, Secretary and Chief Legal Officer, Columbia Funds, since May 2010.

Linda J. Wondrack (born 1964)
225 Franklin Street Boston, MA 02110 Senior Vice President and Chief Compliance Officer (since 2007)	Vice President and Chief Compliance Officer, Columbia Management Investment Advisers, LLC since May 2010; Chief Compliance Officer, Columbia Funds, since 2007, and RiverSource Funds, since May 2010; Director (Columbia Management Group, LLC and Investment Product Group Compliance), Bank of America, from June 2005 to April 2010; Director of Corporate Compliance and Conflicts Officer of MFS Investment Management (investment management) from August 2004 to May 2005.

William F. Truscott (born 1960)
53600 Ameriprise Financial Center Minneapolis, MN 55474 Senior Vice President (since 2010)	Chairman of the Board, Columbia Management Investment Advisers, LLC since May 2010 (previously President, Chairman of the Board and Chief Investment Officer, from 2001 to April 2010); Chief Executive Officer, U.S. Asset Management & President, Annuities, Ameriprise Financial, Inc. since May 2010 (previously President–U.S. Asset Management and Chief Investment Officer from 2005 to April 2010, and Senior Vice President–Chief Investment Officer, from 2001 to 2005); Director, President and Chief Executive Officer, Ameriprise Certificate Company since 2006; Director, Columbia Management Investment Distributors, Inc. since May 2010 (previously Chairman of the Board and Chief Executive Officer from 2008 to April 2010); Chairman of the Board and Chief Executive Officer, RiverSource Distributors, Inc. since 2006.

35

Fund Governance (continued)

Officers (continued)

Name, year of birth and address	Principal occupation(s) during the past five years

Colin Moore (born 1958)
225 Franklin Street Boston, MA 02110 Senior Vice President (since 2010)	Director and Chief Investment Officer, Columbia Management Investment Advisers, LLC since May 2010; Manager, Managing Director and Chief Investment Officer of Columbia Management Advisors, LLC from 2007 to April 2010; Head of Equities, Columbia Management Advisors, LLC from 2002 to 2007.

Amy Johnson (born 1965)
5228 Ameriprise Financial Center Minneapolis, MN 55474 Vice President (since 2010)	Senior Vice President and Chief Operating Officer, Columbia Management Investment Advisers, LLC since May 2010 (previously Chief Administrative Officer, from 2009 until April 2010, Vice President–Asset Management and Trust Company Services, from 2006 to 2009, and Vice President–Operations and Compliance from 2004 to 2006).

Joseph F. DiMaria (born 1968)
225 Franklin Street Boston, MA 02110 Vice President (since 2011) and Chief Accounting Officer (since 2008)	Vice President, Mutual Fund Administration, Columbia Management Investment Advisers, LLC, since May 2010; Director of Fund Administration, Columbia Management Advisors, LLC from January 2006 to April 2010; Head of Tax/Compliance and Assistant Treasurer, Columbia Management Advisors, LLC, from November 2004 to December 2005.

Stephen T. Welsh (born 1957)
225 Franklin Street Boston, MA 02110 Vice President (since 2006)	President and Director, Columbia Management Investment Services Corp. since May 2010; President and Director, Columbia Management Services, Inc. from July 2004 to April 2010; Managing Director, Columbia Management Distributors, Inc. from August 2007 to April 2010.

Paul D. Pearson (born 1956)
5228 Ameriprise Financial Center Minneapolis, MN 55474 Vice President and Assistant Treasurer (since 2011)	Vice President, Investment Accounting, Columbia Management Investment Advisers, LLC, since May 2010; Vice President, Managed Assets, Investment Accounting, Ameriprise Financial Corporation.

Paul B. Goucher (born 1968)
5228 Ameriprise Financial Center Minneapolis, MN 55474 Vice President and Assistant Treasurer (since 2010)	Vice President and Chief Counsel of Ameriprise Financial since January 2010 (formerly Vice President and Group Counsel from November 2008 to January 2010); Director, Managing Director and General Counsel of J. & W. Seligman & Co. Incorporated (Seligman) from July 2008 to November 2008 and Managing Director and Associate General Counsel of Seligman from January 2005 to July 2008.

Christopher O. Petersen (born 1970)
5228 Ameriprise Financial Center Minneapolis, MN 55474 Vice President and Assistant Treasurer (since 2010)	Vice President and Chief Counsel, Ameriprise Financial since January 2010 (formerly Vice President and Group Counsel or Counsel from April 2004 to January 2010); Assistant Secretary of RiverSource Funds since January 2007.

Michael E. DeFao (born 1968)
5228 Ameriprise Financial Center Minneapolis, MN 55474 Vice President and Assistant Treasurer (since 2011)	Vice President and Chief Counsel, Ameriprise Financial since May 2010; Associate General Counsel Bank of America from June 2005 to April 2010.

36

Shareholder Meeting Results

Columbia International Growth Fund

At a Joint Special Meeting of Shareholders held on February 15, 2011, shareholders of the Fund considered a proposal to approve an Agreement and Plan of Reorganization pursuant to which the Fund will transfer its assets to Columbia Multi-Advisor International Equity Fund (the “Buying Fund”) in exchange for shares of the Buying Fund and the assumption by the Buying Fund of all of the liabilities of the Fund (the “Reorganization”). The proposal was approved as follows:

Votes For	Votes Against	Abstentions	Broker Non-Votes
97,154,122	676,237	292,915	0

The Reorganization was effective on April 11, 2011

37

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40

Important Information About This Report

The fund mails one shareholder report to each shareholder address. If you would like more than one report, please call shareholder services at 1-800-345-6611 and additional reports will be sent to you. This report has been prepared for shareholders of Columbia International Growth Fund.

A description of the policies and procedures that the fund uses to determine how to vote proxies and a copy of the fund’s voting records are available (i) at www.columbiamanagement.com, (ii) on the Securities and Exchange Commission’s website at www.sec.gov, and (iii) without charge, upon request, by calling 1-800-368-0346. Information regarding how the fund voted proxies relating to portfolio securities during the 12-month period ended June 30 is available from the SEC’s website. Information regarding how the fund voted proxies relating to portfolio securities is also available from the fund’s website, www.columbiamanagement.com.

The fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The fund’s Form N-Q is available on the SEC’s website at www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling
1-800-SEC-0330.

Transfer Agent

Columbia Management Investment Services Corp.

P.O. Box 8081

Boston, MA 02266-8081

1-800-345-6611

Distributor

Columbia Management Investment

Distributors, Inc.

225 Franklin Street

Boston, MA 02110

Investment Manager

Columbia Management Investment Advisers, LLC

225 Franklin Street

Boston, MA 02110

41

Columbia International Growth Fund

P.O. Box 8081

Boston, MA 02266-8081

columbiamanagement.com

This information is for use with concurrent or prior delivery of a fund prospectus. Investors should consider the investment objectives, risks, charges and expenses of a mutual fund carefully before investing. For a free prospectus, which contains this and other important information about the funds, visit columbiamanagement.com. Read the prospectus carefully before investing. The Fund is distributed by Columbia Management Investment Distributors, Inc., member FINRA, and managed by Columbia Management Investment Advisers, LLC.

©2011 Columbia Management Investment Advisers, LLC. All rights reserved.

C-1146 A (05/11)

Columbia Pacific/Asia Fund

Annual Report for the Period Ended March 31, 2011

The views expressed in this report reflect the current views of the respective parties. These views are not guarantees of future performance and involve certain risks, uncertainties and assumptions that are difficult to predict, so actual outcomes and results may differ significantly from the views expressed. These views are subject to change at any time based upon economic, market or other conditions and the respective parties disclaim any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Columbia Fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any particular Columbia Fund. References to specific securities should not be construed as a recommendation or investment advice.

President’s Message

Dear Shareholder:

The Columbia Management story began over 100 years ago, and today, we are one of the nation’s largest dedicated asset managers. The recent acquisition by Ameriprise Financial, Inc. brings together the talents, resources and capabilities of Columbia Management with those of RiverSource Investments, Threadneedle (acquired by Ameriprise in 2003) and Seligman Investments (acquired by Ameriprise in 2008) to build a best-in-class asset management business that we believe is truly greater than its parts.

RiverSource Investments traces its roots to 1894 when its then newly-founded predecessor, Investors Syndicate, offered a face-amount savings certificate that gave small investors the opportunity to build a safe and secure fund for retirement, education or other special needs. A mutual fund pioneer, Investors Syndicate launched Investors Mutual Fund in 1940. In the decades that followed, its mutual fund products and services lineup grew to include a full spectrum of styles and specialties. More than 110 years later, RiverSource continues to be a trusted financial products leader.

Threadneedle, a leader in global asset management and one of Europe’s largest asset managers, offers sophisticated international experience from a dedicated U.K. management team. Headquartered in London, it is named for Threadneedle Street in the heart of the city’s financial district, where British investors pioneered international and global investing. Threadneedle was acquired in 2003 and today operates as an affiliate of Columbia Management.

Seligman Investments’ beginnings date back to the establishment of the investment firm J. & W. Seligman & Co. in 1864. In the years that followed, Seligman played a major role in the geographical expansion and industrial development of the United States. In 1874, President Ulysses S. Grant named Seligman as fiscal agent for the U.S. Navy — an appointment that would last through World War I. Seligman helped finance the westward path of the railroads and the building of the Panama Canal. The firm organized its first investment company in 1929 and began managing its first mutual fund in 1930. In 2008, J. & W. Seligman & Co. Incorporated was acquired and Seligman Investments became an offering brand of RiverSource Investments, LLC.

We are proud of the rich and distinctive history of these firms, the strength and breadth of products and services they offer, and the combined cultures of pioneering spirit and forward thinking. Together we are committed to providing more for our shareholders than ever before.

■

A singular focus on our shareholders. Our business is asset management, so investors are our first priority. We dedicate our resources to identifying timely investment opportunities and provide a comprehensive choice of equity, fixed-income and alternative investments to help meet your individual needs.

■

First-class research and thought leadership. We are dedicated to helping you take advantage of today’s opportunities and anticipate tomorrow’s. We stay abreast of the latest investment trends and ideas, using our collective insight to evaluate events and transform them into solutions you can use.

■

A disciplined investment approach. We aren’t distracted by passing fads. Our teams adhere to a rigorous investment process that helps ensure the integrity of our products and enables you and your financial advisor to match our solutions to your objectives with confidence.

When you choose Columbia Management, you can be confident that we will take the time to understand your needs and help you and your financial advisor identify the solutions that are right for you. Because at Columbia Management, we don’t consider ourselves successful unless you are.

Sincerely,

J. Kevin Connaughton

President, Columbia Funds

Investors should consider the investment objectives, risks, charges and expenses of a mutual fund carefully before investing. For a free prospectus, which contains this and other important information about the funds, visit www.columbiamanagement.com. The prospectus should be read carefully before investing.

Columbia Funds are distributed by Columbia Management Investment Distributors, Inc., member FINRA, and managed by Columbia Management Investment Advisers, LLC.

© 2011 Columbia Management Investment Advisers, LLC. All rights reserved.

Fund Profile – Columbia Pacific/Asia Fund

Summary

■	For the 12-month period that ended March 31, 2011, the fund’s Class A shares returned 14.26% without sales charge.

■

The fund outperformed its benchmarks, the MSCI All Country Asia Pacific Index (Net) [1], which returned 11.14%, and the MSCI EAFE Index (Net)[2], which returned 10.42%. It also outperformed the average return of the fund’s peer group, the Lipper Pacific Region Funds Classification[3], which was 10.60%.

■	Superior stock selection in China and Japan as well as in the financials sector helped drive the fund’s outperformance.

Portfolio Management

Daisuke Nomoto has co-managed the fund since 2008 and has been associated with the fund’s adviser or the fund’s previous adviser or its predecessors since April 2005.

Jasmine (Weili) Huang has co-managed the fund since 2008 and has been associated with the fund’s adviser or the fund’s previous adviser or its predecessors since 2003.

[1]

The Morgan Stanley Capital International Europe, Australasia, Far East (MSCI) All Country (AC) Pacific Index (Net) is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of the developed and emerging markets in the Pacific region. As of December 31, 2010, the MSCI AC Pacific Index (Net) consisted of the following 12 developed and emerging market countries: Australia, China, Hong Kong, Indonesia, Japan, Korea, Malaysia, New Zealand, Philippines, Singapore, Taiwan and Thailand.

[2]

The Morgan Stanley Capital International Europe, Australasia, Far East (MSCI EAFE) Index (Net) is a free float-adjusted market capitalization index that is designed to measure the equity market performance of developed markets, excluding the U.S. & Canada. As of December 31, 2010, the MSCI EAFE Index (Net) consisted of the following 22 developed market country indices: Australia, Austria, Belgium, Denmark, Finland, France, Germany, Greece, Hong Kong, Ireland, Israel, Italy, Japan, the Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland and the United Kingdom.

[3]

Lipper Inc., a widely respected data provider in the industry, calculates an average total return (assuming reinvestment of distributions) for mutual funds with investment objectives similar to those of the fund. Lipper makes no adjustment for the effect of sales loads.

Indices are not available for investment, are not professionally managed and do not reflect sales charges, fees, brokerage commissions, taxes or other expenses of investing. Securities in the fund may not match those in an index.

Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. Please visit www.columbiamanagement.com for daily and most recent month-end performance updates.

Summary

1-year return as of 03/31/11

+14.26% Class A shares (without sales charge)

+11.14% MSCI All Country Asia Pacific Index (Net)

+10.42% MSCI EAFE Index (Net)

Morningstar Style BoxTM

Equity Style

The Morningstar Style BoxTM is based on the fund’s portfolio holdings. For equity funds, the vertical axis shows the market capitalization of the stocks owned, and the horizontal axis shows investment style (value, blend, or growth). Information shown is based on the most recent data provided by Morningstar.

© 2011 Morningstar, Inc. All rights reserved. The Morningstar information contained herein: (1) is proprietary to Morningstar and/or its content providers; (2) may not be copied or distributed; and (3) is not warranted to be accurate, complete or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of this information.

1

Economic Update – Columbia Pacific/Asia Fund

Summary

For the 12-month period that ended March 31, 2011

■

Despite intermittent volatility, stock markets around the world gained ground, as measured by the MSCI World Index (Net). The MSCI All Country Asia Pacific Index (Net) returned 11.14%, weighed down by Japan at the end of the period.

MSCI World Index (Net)	MSCI All Country Asia Pacific Index (Net)

13.45%	11.14%

As the world shed concerns that key economies might lapse back into recession, the World Bank reported that global gross domestic product (GDP) rose 3.9% in 2010. The improvement over 2009 was more notable in high-income developed economies than in emerging-market countries, which had less ground to make up. Emerging-market countries expanded by an estimated 7%, contributing nearly half of all global growth in 2010. This two-speed global recovery is likely to result in slower growth in 2011, but global growth should remain solid at 3.3% to 3.6%.1

A devastating period for Japan

In March, Japan was dealt a series of devastating blows: a major earthquake, followed by a destructive tsunami and damage to a major nuclear power plant. In addition to unspeakable loss of life and property devastation, the catastrophe sent investors scrambling and created uncertainty about the near-term outlook for Japan’s economy, which is certain to contract in the second quarter. The damage is expected to create supply disruptions in markets around the world. However, reconstruction efforts are likely to lift activity in the third quarter and the impact on global growth is likely to be small. Disruption to the financial markets has already been felt as Japan’s stock market declined sharply in the aftermath of the disaster.

Robust expansion in the Asia-Pacific region outside of Japan

Asia-Pacific economies outside of Japan led the global economy in 2010 and are poised to continue in that role. Labor markets are healthy, income is rising and confidence runs high across the region. Strong agricultural commodity prices are benefiting farmers and rising home prices are expanding household wealth. Exports from markets such as Singapore and South Korea have been solid and domestic demand continues to strengthen. The Asia-Pacific region expanded at an estimated rate of 7% in 2010. Growth is forecasted at 5% for 2011, led by China and India. Higher oil prices pose a downside risk to the current expansion, because it could erode demand for Asian exports and increase the risk of inflation. However, if growth exceeds expectations in the United States or Europe, the picture gets even better for Asia.

Inflation a growing worry

As demand picked up and commodity prices began to rise across the globe, inflation has become a growing worry in both slower-growth developed countries and fast-growing Asia-Pacific markets. In developed market economies, inflation is generally an external force, resulting from higher commodity prices, especially for food and energy. In the Asia-Pacific region, excess demand is driving inflation concerns and policymakers have begun to shift their focus from stimulating growth to taming inflation. However, rising food prices are also a problem in Asia, since food accounts for a greater percentage of household budgets than it does in more developed areas of the world. Food prices have been driven higher by a combination of rising demand and lower supply. Bad weather over the past year cut the supply of grains and other crops in China, India and Southeast Asia. If supply improves, it will take some of the pressure off prices. Government measures to control prices also have the potential to keep rising food prices from weighing too heavily on growth. China has imposed price controls on certain food staples and is considering lowering import taxes, a step that Indonesia and South Korea have already taken.

[1]	World Bank estimate, January 12, 2011.

2

Economic Update (continued) – Columbia Pacific/Asia Fund

Stocks stall, then pick up steam

Despite a period of volatility in the summer of 2010, as the world sought to digest a mounting debt crisis within euro zone countries and the impact of the recent devastating events in Japan, it was a decent year for stock markets around the world. The U.S. stock market returned 15.65% for the 12-month period, as measured by the S&P 500 Index.2 The MSCI World Index (Net),3 a broad gauge of global stock market performance, gained 13.45% (in U.S. dollars) for the period. The MSCI All Country Asia Pacific Index (Net)4 (in U.S. dollars) returned 11.14%, led by the smaller markets of Thailand, Korea and Indonesia. The stock markets of China and India underperformed, with gains of 6.95% and 8.04% respectively.5 Japan’s stock market return was negative for the year as investors retreated after the March disasters.

Past performance is no guarantee of future results.

[2]	The Standard & Poor’s (S&P) 500 Index tracks the performance of 500 widely held, large-capitalization U.S. stocks.

[3]	The Morgan Stanley Capital International (MSCI) World Index (Net) tracks the performance of global stocks.

[4]

The Morgan Stanley Capital International Europe, Australasia, Far East (MSCI) All Country (AC) Pacific Index (Net) is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of the developed and emerging markets in the Pacific region. As of December 31, 2010, the MSCI AC Pacific Index (Net) consisted of the following 12 developed and emerging market countries: Australia, China, Hong Kong, Indonesia, Japan, Korea, Malaysia, New Zealand, Philippines, Singapore, Taiwan and Thailand.

[5]	Performance is based on Morgan Stanley Capital International country returns.

Indices are not available for investment, are not professionally managed and do not reflect sales charges, fees, brokerage commissions, taxes or other expenses of investing. Securities in the fund may not match those in an index.

3

Performance Information – Columbia Pacific/Asia Fund

Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. Please visit www.columbiamanagement.com for daily and most recent month-end performance updates.

Net asset value per share

As of 03/31/11 ($)
Class A	8.56
Class C	8.47
Class I	8.61
Class Z	8.61

Distributions declared per share

04/01/10 – 03/31/11 ($)
Class A	0.14
Class C	0.09
Class Z	0.16

Performance of a $10,000 investment 04/01/01 – 03/31/11

The chart above shows the change in value of a hypothetical $10,000 investment in Class A shares of Columbia Pacific/Asia Fund during the stated time period, and does not reflect the deduction of taxes that a shareholder may pay on fund distributions or on the redemption of fund shares.

Performance of a $10,000 investment 04/01/01 – 03/31/11 ($)

Sales charge	without	with
Class A	20,223	19,066
Class C	19,807	19,807
Class I	n/a	n/a
Class Z	20,440	n/a

Average annual total return as of 03/31/11 (%)

Share class	A		C		I	Z
Inception	03/31/08		03/31/08		09/27/10	12/31/92
Sales charge	without	with	without	with	without	without
1-year	14.26	7.64	13.46	12.46	n/a	14.44
5-year	2.33	1.12	1.90	1.90	n/a	2.55
10-year/Life	7.30	6.67	7.07	7.07	9.13	7.41

The “with sales charge” returns include the maximum initial sales charge of 5.75% for Class A shares and the applicable contingent deferred sales charge of 1.00% for Class C shares for the first year only. The “without sales charge” returns do not include the effect of sales charges. If they had, returns would be lower.

The Fund commenced operations on March 31, 2008. The returns of the Class A and Class C shares shown for periods prior to March 31, 2008 are those of the Shares class shares of Pacific/Asia Fund, the predecessor to the Fund and a series of Excelsior Funds, Inc. (the “Predecessor Fund”). The returns shown reflect applicable sales charges, but have not been adjusted to reflect differences in expenses. If differences in expenses were reflected, the returns shown for the periods prior to March 31, 2008 would be lower. The returns of the Class Z shares shown for periods prior to March 31, 2008 are those of the Shares class shares of the Predecessor Fund. The returns shown reflect that Class Z shares are sold without sales charges, but have not been adjusted to reflect differences in expenses. The inception of the predecessor fund is December 31, 1992.

Inception date refers to the date on which the Fund class commenced operations for Classes A and C and the date on which the Predecessor Fund class commenced operations for Class Z.

Performance results reflect any fee waivers or reimbursements of fund expenses by the Investment Manager and/or any of its affiliates. Absent these fee waivers or expense reimbursement arrangements, performance results would have been lower.

All results shown assume reinvestment of distributions. Class I and Class Z shares are sold at net asset value with no distribution and service (Rule 12b-1) fees. Class I and Class Z shares have limited eligibility and the investment minimum requirements may vary. Please see the fund’s prospectus for details. Performance for different share classes will vary based on differences in sales charges and fees associated with each class.

The tables do not reflect the deduction of taxes that a shareholder may pay on fund distributions or on the redemption of fund shares.

4

Understanding Your Expenses – Columbia Pacific/Asia Fund

As a fund shareholder, you incur two types of costs. There are transaction costs and ongoing costs, which generally include investment advisory fees, distribution and service (Rule 12b-1) fees and other fund expenses. The information on this page is intended to help you understand the ongoing costs of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds.

Analyzing your fund’s expenses by share class

To illustrate these ongoing costs, we have provided an example and calculated the expenses paid by investors in each share class during the period. The information in the following table is based on an initial investment of $1,000, which is invested at the beginning of the period and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the “Actual” column is calculated using the fund’s actual operating expenses and total return for the period. The amount listed in the “Hypothetical” column for each share class assumes that the return each year is 5% before expenses and is calculated based on the fund’s actual operating expenses. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during this period.

Compare with other funds

Since all mutual funds are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing costs of investing in the fund with other funds. To do so, compare the 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the ongoing costs of investing in a fund and do not reflect any transaction costs, such as sales charges, redemption fees or exchange fees.

Estimating your actual expenses

To estimate the expenses that you paid over the period, first you will need your account balance at the end of the period:

■

For shareholders who receive their account statements from Columbia Management Investment Services Corp., your account balance is available online at www.columbiamanagement.com or by calling Shareholder Services at 800.345.6611.

■	For shareholders who receive their account statements from their financial intermediary, contact your financial intermediary to obtain your account balance.
1.	Divide your ending account balance by $1,000. For example, if an account balance was $8,600 at the end of the period, the result would be 8.6.
2.	In the section of the table below titled “Expenses paid during the period,” locate the amount for your share class. You will find this number in the column labeled “Actual.” Multiply this number by the result from step 1. Your answer is an estimate of the expenses you paid on your account during the period.

If the value of your account falls below the minimum initial investment requirement applicable to you, your account may be subject to a $20 annual fee. This fee is not included in the accompanying table. If you are subject to the fee, keep it in mind when you are estimating the ongoing expenses of investing in the fund and when comparing the expenses of this fund with other funds.

10/01/10 – 03/31/11

	Account value at the beginning of the period ($)		Account value at the end of the period ($)		Expenses paid during the period ($)		Fund’s annualized expense ratio (%)
	Actual	Hypothetical	Actual	Hypothetical	Actual	Hypothetical	Actual
Class A	1,000.00	1,000.00	1,082.10	1,016.65	8.62	8.35	1.66
Class C	1,000.00	1,000.00	1,079.00	1,012.91	12.49	12.09	2.41
Class I	1,000.00	1,000.00	1,083.00	1,018.55	6.65	6.44	1.28
Class Z	1,000.00	1,000.00	1,084.30	1,017.90	7.33	7.09	1.41

Expenses paid during the period are equal to the annualized expense ratio for the share class, multiplied by the average account value over the period, then multiplied by the number of days in the fund’s most recent fiscal half-year and divided by 365.

Had the Investment Manager and/or any of its affiliates not waived fees or reimbursed a portion of expenses, account value at the end of the period would have been reduced.

It is important to note that the expense amounts shown in the table are meant to highlight only ongoing costs of investing in the fund and do not reflect any transaction costs, such as sales charges, redemption fees or exchange fees. Therefore, the hypothetical examples provided may not help you determine the relative total costs of owning shares of different funds. If these transaction costs were included, your costs would have been higher.

5

Portfolio Managers’ Report – Columbia Pacific/Asia Fund

Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. Please visit www.columbiamanagement.com for daily and most recent month-end performance updates.

Top 10 holdings

as of 03/31/11 (%)
Samsung Electronics	3.1
BHP Billiton	2.9
iShares MSCI Japan Index Fund	1.9
Sumitomo Mitsui Financial Group	1.7
Westpac Banking	1.6
Commonwealth Bank of Australia	1.6
NTT DoCoMo	1.6
Bank of Baroda	1.5
ITOCHU	1.5
Industrial & Commercial Bank of China	1.5

Top 5 countries

as of 03/31/11 (%)
Japan	35.9
China	14.5
Australia	11.0
Republic of Korea	8.6
Taiwan	7.6

The fund is actively managed and the composition of its portfolio will change over time. Information provided is calculated as a percentage of net assets.

For the 12-month period that ended March 31, 2011, the fund’s Class A shares returned 14.26% without sales charge. The fund outpaced both the MSCI All Country Asia Pacific Index (Net), which returned 11.14%, and the MSCI EAFE Index (Net), which returned 10.42%, for the same period. The fund also outperformed the average return of funds in its peer group, the Lipper Pacific Region Funds Classification, which was 10.60%.

Stock selection lifted returns

We concentrated on individual stock selection, believing opportunities for outperformance would come from finding fundamentally sound companies selling at discounts to their intrinsic values. In India we found several significantly undervalued banks. One especially, Bank of Baroda (1.5% of net assets), became one of the top performers as the Indian economy strengthened and investors recognized the bank’s earnings potential.

Investments in Japan, China supported results

Selections in Japan and China were particularly successful. One of the best decisions in Japan was avoiding the owner of the nuclear plant complex that was severely damaged by an earthquake and resulting tsunami in March 2011. The company is a major component in the MSCI All Country Asia Pacific Index (Net). Performance in Japan also received a boost from the position in Softbank, a wireless communication services provider (1.4% of net assets). We invested because of its solid management team and strong cash flow. In China, two standouts were Internet search firm Baidu and coal mining operator Yanzhou Coal (1.0% and 1.0% of net assets, respectively). Baidu benefited from robust increases in web-based advertising at the same time that competitor Google withdrew from the Mainland China search business. Yanzhou, meanwhile, enjoyed rising profits as demand for coal increased. In Korea, Capro (1.1% of net assets), a major producer of a key ingredient in nylon, gained 170% as demand increased.

Disappointments

A few decisions produced disappointing results. We did not invest in a major wireless phone manufacturer in Taiwan because of concerns about the intensifying global competition in the smartphone industry. However, the shares of this company appreciated as its smartphone sales increased significantly, to the disadvantage of the fund’s relative performance. One holding that was a major detractor was AWE, an Australian oil exploration-and-production company that fell behind competitors. We sold the position.

Reasonable stock prices, persistent growth

We remain cautiously optimistic about opportunities in Asia, which should have a favorable investment environment because of continued economic expansion and attractive stock valuations. Nevertheless, several challenges must be overcome. First, inflationary pressures in Asia have risen. Second, the recent disasters in Japan have disrupted the production supply chain in the global automotive and electronics industries. Third, energy costs have climbed because of political turmoil in north Africa and the Middle East.

Three areas within the region deserve mention. We like opportunities in South East Asia, particularly Thailand and Indonesia, where demographic trends are favorable and corporate and

6

Portfolio Managers’ Report (continued) – Columbia Pacific/Asia Fund household finances are healthy. We also are looking more favorably at China, where stock performance was modest in the past year. We think that monetary tightening policies in China are in their final stages, which should lighten investor uncertainty. Meanwhile, Chinese stock valuations appear reasonable relative to growth prospects. In Japan, the situation is complicated by the recent disasters. We think the Japanese economy will contract in the near term as power supply shortages will affect its corporate activities as well as domestic consumption. However, we anticipate a more robust expansion beginning late in 2011 as a result of government stimulus programs, supply chain normalization and healthy growth in Asian markets that trade with Japan. We think investors eventually will recognize the bargains in Japanese stocks.

Portfolio characteristics and holdings are subject to change periodically and may not be representative of current characteristics and holdings. The outlook for the fund may differ from that presented for other Columbia Funds.

Equity securities are affected by stock market fluctuations that occur in response to economic and business developments.

International investing involves special risks, including foreign taxation, currency risks, risks associated with possible differences in financial standards and other risks associated with future political and economic developments.

Investing in emerging markets may involve greater risks than investing in more developed countries. In addition, concentration of investments in a single region may result in greater volatility.

7

Investment Portfolio – Columbia Pacific/Asia Fund

March 31, 2011

Common Stocks – 95.2%

	Shares	Value ($)
Consumer Discretionary – 11.0%
Auto Components – 1.8%
Exedy Corp.	27,700	832,780
Hyundai Mobis	3,466	1,033,386

Auto Components Total		1,866,166

Automobiles – 3.0%
Fuji Heavy Industries Ltd.	37,000	239,068
Honda Motor Co., Ltd.	37,300	1,385,830
Nissan Motor Co., Ltd.	35,000	310,906
Toyota Motor Corp.	27,100	1,075,443

Automobiles Total		3,011,247

Distributors – 0.6%
Li & Fung Ltd.	128,000	653,769

Distributors Total		653,769

Household Durables – 1.0%
Arnest One Corp.	66,000	659,075
Foster Electric Co., Ltd.	16,900	385,914

Household Durables Total		1,044,989

Internet & Catalog Retail – 1.0%
GS Home Shopping, Inc.	8,211	1,022,241

Internet & Catalog Retail Total		1,022,241

Media – 1.2%
Daiichikosho Co., Ltd.	68,800	1,169,664

Media Total		1,169,664

Specialty Retail – 1.4%
Autobacs Seven Co., Ltd.	15,800	601,757
Belle International Holdings Ltd.	414,000	764,664

Specialty Retail Total		1,366,421

Textiles, Apparel & Luxury Goods – 1.0%
Trinity Ltd.	415,603	385,503
Weiqiao Textile Co., Ltd., Class H	619,072	614,849

Textiles, Apparel & Luxury Goods Total		1,000,352

Consumer Discretionary Total		11,134,849

Consumer Staples – 1.7%
Food & Staples Retailing – 0.6%
Lianhua Supermarket Holdings Co., Ltd., Class H	153,017	614,073

Food & Staples Retailing Total		614,073

Food Products – 0.5%
Charoen Pokphand Foods PCL, Foreign Registered Shares	593,000	504,869

Food Products Total		504,869

	Shares	Value ($)
Personal Products – 0.3%
Dr. Ci:Labo Co., Ltd.	94	348,470

Personal Products Total		348,470

Tobacco – 0.3%
Japan Tobacco, Inc.	74	267,538

Tobacco Total		267,538

Consumer Staples Total		1,734,950

Energy – 6.2%
Energy Equipment & Services – 1.2%
Shinko Plantech Co., Ltd.	108,000	1,247,612

Energy Equipment & Services Total		1,247,612

Oil, Gas & Consumable Fuels – 5.0%
China Shenhua Energy Co., Ltd., Class H	60,000	282,791
CNOOC Ltd.	517,000	1,309,137
JX Holdings, Inc.	96,900	651,030
Oil & Natural Gas Corp., Ltd.	136,219	885,937
PTT Public Co., Ltd.	73,930	865,307
Yanzhou Coal Mining Co., Ltd., Class H	288,000	1,038,681

Oil, Gas & Consumable Fuels Total		5,032,883

Energy Total		6,280,495

Financials – 25.3%
Commercial Banks – 15.9%
Australia & New Zealand Banking Group Ltd.	43,650	1,074,452
Bangkok Bank PCL, Foreign Registered Shares	251,000	1,425,929
Bank of Baroda	69,228	1,496,867
Bank of China Ltd., Class H	2,395,000	1,331,828
Commonwealth Bank of Australia	30,100	1,630,883
Industrial & Commercial Bank of China, Class H	1,779,100	1,474,996
Mitsubishi UFJ Financial Group, Inc.	179,700	827,996
Oversea-Chinese Banking Corp., Ltd.	129,000	980,388
PT Bank Rakyat Indonesia Persero Tbk	1,139,000	751,137
Siam Commercial Bank PCL, Foreign Registered Shares	225,000	803,439
Sumitomo Mitsui Financial Group, Inc.	56,800	1,762,236
Union Bank of India	118,370	927,508
Westpac Banking Corp.	64,920	1,633,473

Commercial Banks Total		16,121,132

See Accompanying Notes to Financial Statements.

8

Columbia Pacific/Asia Fund

March 31, 2011

Common Stocks (continued)

	Shares	Value ($)
Financials (continued)
Diversified Financial Services – 2.3%
Challenger Ltd.	175,381	894,209
Fuyo General Lease Co., Ltd.	18,200	542,219
ORIX Corp.	9,190	861,409

Diversified Financial Services Total		2,297,837

Insurance – 2.3%
Dongbu Insurance Co., Ltd.	25,190	1,148,885
QBE Insurance Group Ltd.	36,680	670,916
Tokio Marine Holdings, Inc.	17,400	464,570

Insurance Total		2,284,371

Real Estate Investment Trusts (REITs) – 1.1%
Advance Residence Investment Corp.	262	515,906
Japan Retail Fund Investment Corp.	396	620,942

Real Estate Investment Trusts (REITs) Total		1,136,848

Real Estate Management & Development – 3.7%
China Vanke Co., Ltd., Class B	375,900	492,917
Ho Bee Investment Ltd.	403,000	453,501
Hongkong Land Holdings Ltd.	128,000	896,523
Huaku Development Co., Ltd.	246,644	690,603
Swire Pacific Ltd., Class A	80,200	1,176,689

Real Estate Management & Development Total		3,710,233

Financials Total		25,550,421

Health Care – 3.3%
Health Care Equipment & Supplies – 1.7%
Hartalega Holdings Bhd	156,600	281,768
St. Shine Optical Co., Ltd.	73,000	897,702
Sysmex Corp.	15,600	551,711

Health Care Equipment & Supplies Total		1,731,181

Health Care Providers & Services – 1.0%
Miraca Holdings, Inc.	27,300	1,044,879

Health Care Providers & Services Total		1,044,879

Pharmaceuticals – 0.6%
PT Kalbe Farma Tbk	1,557,000	607,270

Pharmaceuticals Total		607,270

Health Care Total		3,383,330

Industrials – 12.2%
Building Products – 0.8%
Asahi Glass Co., Ltd.	62,000	780,043

Building Products Total		780,043

	Shares	Value ($)
Commercial Services & Supplies – 0.7%
Aeon Delight Co., Ltd.	40,800	682,406

Commercial Services & Supplies Total		682,406

Construction & Engineering – 2.0%
China Communications Construction Co., Ltd., Class H	474,000	451,767
CTCI Corp.	525,000	598,202
Macmahon Holdings Ltd.	795,790	464,988
Monadelphous Group Ltd.	21,461	474,807

Construction & Engineering Total		1,989,764

Industrial Conglomerates – 1.8%
Fraser & Neave Ltd.	192,000	915,519
Jardine Matheson Holdings Ltd.	19,879	885,262

Industrial Conglomerates Total		1,800,781

Machinery – 3.4%
FANCU Corp.	7,700	1,163,908
Fuji Machine Manufacturing Co. Ltd.	32,000	720,144
Komatsu Ltd.	29,200	990,629
Sintokogio Ltd.	57,300	602,348

Machinery Total		3,477,029

Road & Rail – 0.3%
Transport International Holdings Ltd.	96,521	297,998

Road & Rail Total		297,998

Trading Companies & Distributors – 3.0%
ITOCHU Corp.	141,200	1,477,638
Mitsubishi Corp.	45,300	1,256,097
Mitsui & Co., Ltd.	17,100	306,156

Trading Companies & Distributors Total		3,039,891

Transportation Infrastructure – 0.2%
Sichuan Expressway Co., Ltd., Class H	390,000	254,161

Transportation Infrastructure Total		254,161

Industrials Total		12,322,073

Information Technology – 15.5%
Communications Equipment – 0.6%
O-Net Communications Group Ltd. (a)	947,000	626,177

Communications Equipment Total		626,177

Computers & Peripherals – 0.6%
Wistron Corp.	390,422	617,840

Computers & Peripherals Total		617,840

Electronic Equipment, Instruments & Components – 3.4%
FUJIFILM Holdings Corp.	26,900	833,772
Hitachi Ltd.	233,000	1,212,900

See Accompanying Notes to Financial Statements.

9

Columbia Pacific/Asia Fund

March 31, 2011

Common Stocks (continued)

	Shares	Value ($)
Information Technology (continued)
Hon Hai Precision Industry Co., Ltd.	127,154	444,910
Venture Corp., Ltd.	118,000	899,574

Electronic Equipment, Instruments & Components Total		3,391,156

Internet Software & Services – 2.1%
Baidu, Inc., ADR (a)	7,190	990,854
Tencent Holdings Ltd.	46,000	1,120,829

Internet Software & Services Total		2,111,683

Office Electronics – 1.4%
Canon, Inc.	32,200	1,384,914

Office Electronics Total		1,384,914

Semiconductors & Semiconductor Equipment – 5.8%
Duksan Hi-Metal Co., Ltd. (a)	13,533	311,430
Macronix International	1,554,000	1,030,366
Samsung Electronics Co., Ltd.	3,713	3,148,494
Taiwan Semiconductor Manufacturing Co., Ltd., ADR	111,645	1,359,836

Semiconductors & Semiconductor Equipment Total		5,850,126

Software – 1.6%
Kingdee International Software Group Co., Ltd.	880,000	552,435
Nintendo Co., Ltd.	2,700	734,156
VanceInfo Technologies, Inc., ADR (a)	12,140	381,318

Software Total		1,667,909

Information Technology Total		15,649,805

Materials – 11.3%
Chemicals – 3.5%
Capro Corp.	42,630	1,077,368
Huabao International Holdings Ltd.	304,000	468,975
Kansai Paint Co., Ltd.	120,000	1,040,023
Nitto Denko Corp.	18,500	980,276

Chemicals Total		3,566,642

Construction Materials – 0.6%
PT Indocement Tunggal Prakarsa Tbk	340,000	638,184

Construction Materials Total		638,184

Containers & Packaging – 0.9%
Cheng Loong Corp.	1,840,000	869,615

Containers & Packaging Total		869,615

	Shares	Value ($)
Metals & Mining – 6.3%
BHP Billiton Ltd.	60,717	2,914,262
Eurasian Natural Resources Corp. PLC	36,108	542,462
Freeport-McMoRan Copper & Gold, Inc.	13,215	734,093
Kobe Steel Ltd.	317,000	820,737
Newcrest Mining Ltd.	22,611	931,446
Rio Tinto Ltd.	4,876	427,375

Metals & Mining Total		6,370,375

Materials Total		11,444,816

Telecommunication Services – 5.3%
Diversified Telecommunication Services – 1.1%
Chunghwa Telecom Co., Ltd., ADR	37,575	1,170,837

Diversified Telecommunication Services Total		1,170,837

Wireless Telecommunication Services – 4.2%
China Mobile Ltd., ADR	9,565	442,286
NTT DoCoMo, Inc.	918	1,602,593
Softbank Corp.	35,800	1,426,426
Total Access Communication PCL	463,125	735,301

Wireless Telecommunication Services Total		4,206,606

Telecommunication Services Total		5,377,443

Utilities – 3.4%
Gas Utilities – 1.6%
ENN Energy Holdings Ltd.	224,000	694,486
PT Perusahaan Gas Negara Tbk	2,061,500	922,240

Gas Utilities Total		1,616,726

Independent Power Producers & Energy Traders – 1.1%
Aboitiz Power Corp.	830,700	574,418
Energy Development Corp.	3,547,000	490,985

Independent Power Producers & Energy Traders Total		1,065,403

Water Utilities – 0.7%
Guangdong Investment Ltd.	1,454,000	735,016

Water Utilities Total		735,016

Utilities Total		3,417,145

Total Common Stocks (cost of $87,047,032)		96,295,327

See Accompanying Notes to Financial Statements.

10

Columbia Pacific/Asia Fund

March 31, 2011

Preferred Stock – 1.0%

	Shares	Value ($)
Consumer Discretionary – 1.0%
Automobiles – 1.0%
Hyundai Motor Co.	14,654	950,219

Automobiles Total		950,219

Consumer Discretionary Total		950,219

Total Preferred Stock (cost of $901,178)		950,219

Investment Companies – 2.9%
iShares MSCI Emerging Markets Index Fund	10,686	520,301
iShares MSCI Japan Index Fund	185,627	1,913,815
iShares MSCI Pacific ex-Japan Index Fund	10,832	523,402

Total Investment Companies (Cost of $2,963,769)		2,957,518

Short-Term Obligation – 1.3%
Repurchase agreement with Fixed Income Clearing Corp., dated 03/31/11, due 04/01/11 at 0.070%, collateralized by a U.S. Government Agency obligation maturing 06/23/15, market value $1,298,563 (repurchase proceeds $1,273,002)	1,273,000	1,273,000

Total Short-Term Obligation (cost of $1,273,000)		1,273,000

Total Investments – 100.4% (cost of $92,184,979) (b)		101,476,064

Other Assets & Liabilities, Net – (0.4)%		(382,565)

Net Assets – 100.0%		101,093,499

Notes to Investment Portfolio:

(a)	Non-income producing security.

(b)	Cost for federal income tax purposes is $93,291,911.

Generally accepted accounting principles (GAAP) require disclosure regarding the inputs and valuation techniques used to measure fair value and any changes in valuation inputs or techniques. In addition, investments shall be disclosed by major category.

The Fund categorizes its fair value measurements according to a three-level hierarchy that maximizes the use of observable inputs and minimizes the use of unobservable inputs by prioritizing that the most observable input be used when available. Observable inputs are those that market participants would use in pricing an investment based on market data obtained from sources independent of the reporting entity. Unobservable inputs are those that reflect the Fund’s assumptions about the information market participants would use in pricing an investment. An investment’s level within the fair value hierarchy is based on the lowest level of any input that is deemed significant to the asset or liability’s fair value measurement. The input levels are not necessarily an indication of the risk or liquidity associated with investments at that level. For example, certain U.S. government securities are generally high quality and liquid, however, they are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market.

Fair value inputs are summarized in the three broad levels listed below:

•

Level 1 — Valuations based on quoted prices for investments in active markets that the Fund has the ability to access at the measurement date (including NAV for open-end mutual funds). Valuation adjustments are not applied to Level 1 investments.

•	Level 2 — Valuations based on other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.).

•	Level 3 — Valuations based on significant unobservable inputs (including the Fund’s own assumptions and judgment in determining the fair value of investments).

Inputs that are used in determining fair value of an investment may include price information, credit data, volatility statistics, and other factors. These inputs can be either observable or unobservable. The availability of observable inputs can vary between investments, and is affected by various factors such as the type of investment, and the volume and level of activity for that investment or similar investments in the marketplace. The inputs will be considered by the Investment Manager, along with any other relevant factors in the calculation of an investment’s fair value. The Fund uses prices and inputs that are current as of the measurement date, which may include periods of market dislocations. During these periods, the availability of prices and inputs may be reduced for many investments. This condition could cause an investment to be reclassified between the various levels within the hierarchy. Non-U.S. equity securities actively traded in foreign markets may be reflected in Level 2 despite the availability of closing prices, because the Fund evaluates and determines whether those closing prices reflect fair value at the close of the New York Stock Exchange (NYSE) or require adjustment, as described in Note 2 to the financial statements — Security Valuation.

Investments falling into the Level 3 category are primarily supported by quoted prices from brokers and dealers participating in the market for those investments. However, these may be classified as Level 3 investments due to lack of market transparency and corroboration to support these quoted prices. Additionally, valuation models may be used as the pricing source for any remaining investments classified as Level 3. These models rely on one or more significant unobservable inputs and/or significant assumptions by the Investment Manager. Inputs used in valuations may include, but are not limited to, financial statement analysis, capital account balances, discount rates and estimated cash flows, and comparable company data.

The following table is a summary of the inputs used to value the Fund’s investments as of March 31, 2011:

Description	Quoted Prices (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Common Stocks
Consumer Discretionary	$—	$11,134,849	$—	$11,134,849
Consumer Staples	—	1,734,950	—	1,734,950
Energy	—	6,280,495	—	6,280,495
Financials	—	25,550,421	—	25,550,421
Health Care	—	3,383,330	—	3,383,330
Industrials	—	12,322,073	—	12,322,073
Information Technology	2,732,008	12,917,797	—	15,649,805
Materials	734,093	10,710,723	—	11,444,816
Telecommunication Services	1,613,123	3,764,320	—	5,377,443
Utilities	—	3,417,145	—	3,417,145

Total Common Stocks	5,079,224	91,216,103	—	96,295,327

Total Preferred Stock	—	950,219	—	950,219

Total Investment Companies	2,957,518	—	—	2,957,518

Total Short-Term Obligation	—	1,273,000	—	1,273,000

Total Investments	$8,036,742	$93,439,322	$—	$101,476,064

See Accompanying Notes to Financial Statements.

11

Columbia Pacific/Asia Fund

March 31, 2011

Description	Quoted Prices (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Unrealized Appreciation on Forward Foreign Currency Exchange Contracts	$—	$274,652	$—	$274,652
Unrealized Depreciation on Forward Foreign Currency Exchange Contracts	—	(236,383)	—	(236,383)

Total	$8,036,742	$93,477,591	$—	$101,514,333

The Fund’s assets assigned to the Level 2 input category are generally valued using the market approach, in which a security’s value is determined through its correlation to prices and information from market transactions for similar or identical assets. These assets include certain foreign securities for which a third party statistical pricing service may be employed for purposes of fair valuation. The models utilized by the third party statistical pricing service take into account a security’s correlation to available market data including, but not limited to, intraday index, ADR, and ETF movements.

Certain short-term obligations may be valued using amortized cost, an income approach which converts future cash flows to a present value based upon the discount or premium at purchase.

The following table shows transfers between Level 1 and Level 2 of the fair value hierarchy:

Transfers In		Transfers Out
Level 1	Level 2	Level 1	Level 2
$—	$304,200	$304,200	$—

Financial assets were transferred from Level 1 to Level 2 as it was determined that the application of factors received from third party statistical services resulted in a price which was more representative of fair value for these securities as of period end.

The following table reconciles asset balances for the year ending March 31, 2011, in which significant unobservable inputs (Level 3) were used in determining value:

Investments in Securities	Balance as of March 31, 2010	Realized Gain/ (Loss)	Change in Unrealized Appreciation (Depreciation)	Purchases	Sales	Transfers into Level 3	Transfers out of Level 3	Balance as of March 31, 2011
Common Stocks
Consumer Staples	$76,557	$(126,219)	$68,351	$—	$(18,689)	$—	$—	$—
Financials	79,153	1,331	(1,719)	22,796	(101,561)	—	—	—

	$155,710	$(124,888)	$66,632	$22,796	$(120,250)	$—	$—	$—

The information in the above reconciliation represents fiscal year to date activity for any securities identified as using Level 3 inputs at either the beginning or the end of the current fiscal period.

For the year ended March 31, 2011, transactions in written option contracts were as follows:

	Number of Contracts	Premium Received
Options outstanding at March 31, 2010	13	$195
Options written	26	1,417
Options terminated in closing purchase transactions	(26)	(1,430)
Options exercised	—	—
Options expired	(13)	(182)

Options outstanding at March 31, 2011	—	$—

Forward foreign currency exchange contracts outstanding on March 31, 2011 are:

Foreign Exchange Rate Risk

Counterparty	Forward Foreign Currency Exchange Contracts to Buy	Value	Aggregate Face Value	Settlement Date	Unrealized Appreciation (Depreciation)
Morgan Stanley Capital Services, Inc.	AUD	$5,215,241	$5,069,483	04/28/11	$145,758
Morgan Stanley Capital Services, Inc.	INR	1,686,457	1,640,073	04/28/11	46,384
Morgan Stanley Capital Services, Inc.	JPY	3,339,626	3,479,340	04/28/11	(139,714)
Morgan Stanley Capital Services, Inc.	KRW	1,017,740	1,005,529	04/28/11	12,211
Morgan Stanley Capital Services, Inc.	MYR	1,402,647	1,398,291	04/28/11	4,356
Morgan Stanley Capital Services, Inc.	NZD	205,692	199,403	04/28/11	6,289
Morgan Stanley Capital Services, Inc.	SGD	470,463	464,231	04/28/11	6,232
Morgan Stanley Capital Services, Inc.	TWD	859,788	861,602	04/28/11	(1,814)

					$79,702

See Accompanying Notes to Financial Statements.

12

Columbia Pacific/Asia Fund

March 31, 2011

Counterparty	Forward Foreign Currency Exchange Contracts to Sell	Value	Aggregate Face Value	Settlement Date	Unrealized Appreciation (Depreciation)
Morgan Stanley Capital Services, Inc.	AUD	$468,206	$444,402	04/28/11	$ (23,804)
Morgan Stanley Capital Services, Inc.	GBP	694,435	698,222	04/28/11	3,787
Morgan Stanley Capital Services, Inc.	IDR	1,030,189	1,028,622	04/28/11	(1,567)
Morgan Stanley Capital Services, Inc.	JPY	1,404,578	1,421,705	04/28/11	17,127
Morgan Stanley Capital Services, Inc.	KRW	368,214	355,906	04/28/11	(12,308)
Morgan Stanley Capital Services, Inc.	PHP	550,467	542,896	04/28/11	(7,571)
Morgan Stanley Capital Services, Inc.	SGD	782,254	773,878	04/28/11	(8,376)
Morgan Stanley Capital Services, Inc.	THB	2,938,146	2,896,917	04/28/11	(41,229)
Morgan Stanley Capital Services, Inc.	TWD	1,581,616	1,614,124	04/28/11	32,508

					$ (41,433)

The Fund was invested in the following countries at March 31, 2011:

Summary of Securities by Country (Unaudited)	Value	% of Total Investments
Japan	$36,295,936	35.8
China	14,642,239	14.4
Australia	11,116,811	10.9
Republic of Korea	8,692,022	8.6
Taiwan	7,679,911	7.6
Thailand	4,334,845	4.3
Hong Kong	4,295,744	4.2
India	3,310,313	3.3
Singapore	3,248,982	3.2
United States*	3,050,797	3.0
Indonesia	2,918,831	2.9
Philippines	1,065,404	1.0
United Kingdom	542,462	0.5
Malaysia	281,767	0.3

	$101,476,064	100.0

* Includes investment companies.

Certain securities are listed by country of underlying exposure but may trade predominantly on another exchange.

Acronym	Name
ADR	American Depositary Receipt
AUD	Australian Dollar
GBP	Pound Sterling
IDR	Indonesian Rupiah
INR	Indian Rupees
JPY	Japanese Yen
KRW	South Korean Won
MYR	Malaysian Ringgit
NZD	New Zealand Dollar
PHP	Philippine Pesos
SGD	Singapore Dollar
THB	Thailand Baht
TWD	New Taiwan Dollar

See Accompanying Notes to Financial Statements.

13

Statement of Assets and Liabilities – Columbia Pacific/Asia Fund

March 31, 2011

		($)
Assets	Investments, at identified cost	92,184,979

	Investments, at value	101,476,064
	Cash	349
	Foreign currency (cost of $605,215)	608,033
	Unrealized appreciation on forward foreign currency exchange contracts	274,652
	Receivable for:
	Investments sold	426,577
	Fund shares sold	101,033
	Dividends	558,761
	Interest	3
	Expense reimbursement due from Investment Manager	13,714
	Trustees’ deferred compensation plan	8,332
	Prepaid expenses	4,405
	Other assets	50

	Total Assets	103,471,973

Liabilities	Unrealized depreciation on forward foreign currency exchange contracts	236,383
	Payable for:
	Investments purchased	1,485,213
	Fund shares repurchased	401,909
	Foreign capital gains taxes deferred	107,275
	Investment advisory fee	62,204
	Administration fee	12,553
	Pricing and bookkeeping fees	6,344
	Transfer agent fee	8,792
	Trustees’ fees	1,511
	Audit fee	25,378
	Custody fee	582
	Distribution and service fees	296
	Chief compliance officer expenses	205
	Reports to shareholders	15,000
	Trustees’ deferred compensation plan	8,332
	Other liabilities	6,497

	Total Liabilities	2,378,474

	Net Assets	101,093,499

Net Assets Consist of	Paid-in capital	114,360,831
	Undistributed net investment income	784,369
	Accumulated net realized loss	(23,273,680)
	Net unrealized appreciation (depreciation) on:
	Investments	9,291,085
	Foreign currency translations	38,169
	Foreign capital gains tax	(107,275)

	Net Assets	101,093,499

See Accompanying Notes to Financial Statements.

14

Statement of Assets and Liabilities (continued) – Columbia Pacific/Asia Fund

March 31, 2011

Class A	Net assets	$1,393,749
	Shares outstanding	162,736
	Net asset value per share	$8.56	(a)
	Maximum sales charge	5.75%
	Maximum offering price per share ($8.56/0.9425)	$9.08	(b)

Class C	Net assets	$97,392
	Shares outstanding	11,499
	Net asset value and offering price per share	$8.47	(a)

Class I (c)	Net assets	$80,448,552
	Shares outstanding	9,341,574
	Net asset value, offering and redemption price per share	$8.61

Class Z	Net assets	$19,153,806
	Shares outstanding	2,224,411
	Net asset value, offering and redemption price per share	$8.61

(a)	Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

(b)	On sales of $50,000 or more the offering price is reduced.

(c)	Class I shares commenced operations on September 27, 2010.

See Accompanying Notes to Financial Statements.

15

Statement of Operations – Columbia Pacific/Asia Fund

For the Year Ended March 31, 2011

		($) (a)
Investment Income	Dividends	1,476,330
	Interest	697
	Foreign taxes withheld	(115,729)

	Total Investment Income	1,361,298

Expenses	Investment advisory fee	366,433
	Administration fee	52,360
	Distribution fee:
	Class C	656
	Service fee:
	Class A	2,374
	Class C	218
	Transfer agent fee – Class A, Class C and Class Z	30,218
	Pricing and bookkeeping fees	57,651
	Trustees’ fees	16,717
	Custody fee	100,870
	Registration fees	44,200
	Audit fee	46,154
	Reports to shareholders	40,000
	Chief compliance officer expenses	984
	Other expenses	16,437

	Expenses before interest expense	775,272
	Interest expense	268

	Total Expenses	775,540

	Fees waived or expenses reimbursed by Investment Manager	(95,695)

	Net Expenses	679,845

	Net Investment Income	681,453

Net Realized and Unrealized Gain (Loss) on Investments, Futures Contracts, Written Options, Foreign Currency and Foreign Capital Gains Tax	Net realized gain (loss) on:
	Investments	(749,534)
	Foreign currency transactions and forward foreign currency exchange contracts	237,102
	Futures contracts	(9,416)
	Written options	1,508

	Net realized loss	(520,340)

	Net change in unrealized appreciation (depreciation) on:
	Investments	4,226,186
	Foreign currency translations and forward foreign currency exchange contracts	11,701
	Foreign capital gains tax	(61,135)

	Net change in unrealized appreciation (depreciation)	4,176,752

	Net Gain	3,656,412

	Net Increase Resulting from Operations	4,337,865

(a)	Class I shares commenced operations on September 27, 2010.

See Accompanying Notes to Financial Statements.

16

Statement of Changes in Net Assets – Columbia Pacific/Asia Fund

		Year Ended March 31,
Increase (Decrease) in Net Assets		2011 ($)	2010 ($)
Operations	Net investment income	681,453	291,264
	Net realized loss on investments, futures contracts, written options, foreign currency transactions and forward foreign currency exchange contracts	(520,340)	(23,918)
	Net change in unrealized appreciation (depreciation) on investments, foreign capital gains tax, foreign currency translations and forward foreign currency exchange contracts	4,176,752	13,353,848

	Net increase resulting from operations	4,337,865	13,621,194

Distributions to Shareholders	From net investment income:
	Class A	(16,019)	(1,477)
	Class C	(1,053)	—
	Class Z	(788,608)	(176,814)

	Total distributions to shareholders	(805,680)	(178,291)

	Net Capital Stock Transactions	65,859,360	(6,755,455)
	Redemption fees	—	1,523
	Increase from regulatory settlements	—	79,506

	Total increase in net assets	69,391,545	6,768,477

Net Assets	Beginning of period	31,701,954	24,933,477
	End of period	101,093,499	31,701,954
	Undistributed net investment income at end of period	784,369	661,843

See Accompanying Notes to Financial Statements.

17

Statement of Changes in Net Assets (continued) – Columbia Pacific/Asia Fund

	Capital Stock Activity
	Year Ended March 31, 2011		Year Ended March 31, 2010
	Shares	Dollars ($)	Shares	Dollars ($)
Class A
Subscriptions	103,020	845,413	113,811	757,471
Distributions reinvested	2,104	14,873	237	1,440
Redemptions	(48,823)	(391,641)	(43,812)	(312,482)

Net increase	56,301	468,645	70,236	446,429

Class C
Subscriptions	7,372	59,350	13,194	88,659
Distributions reinvested	150	1,052	—	—
Redemptions	(43,553)	(330,581)	(15,406)	(111,862)

Net decrease	(36,031)	(270,179)	(2,212)	(23,203)

Class I (a)(b)
Subscriptions	9,752,365	84,252,982	—	—
Redemptions	(410,791)	(3,519,304)	—	—

Net increase	9,341,574	80,733,678	—	—

Class Z
Subscriptions	1,419,644	11,149,482	908,889	6,376,656
Distributions reinvested	78,825	559,654	13,143	79,780
Redemptions	(3,245,820)	(26,781,920)	(2,025,223)	(13,635,117)

Net decrease	(1,747,351)	(15,072,784)	(1,103,191)	(7,178,681)

(a)	Class I shares commenced operations on September 27, 2010.

(b)	Class I shares reflect activity for the period September 27, 2010 through March 31, 2011.

See Accompanying Notes to Financial Statements.

18

Financial Highlights – Columbia Pacific/Asia Fund

Selected data for a share outstanding throughout each period is as follows:

	Year Ended March 31,						Period Ended March 31,
Class A Shares	2011		2010		2009		2008 (a)
Net Asset Value, Beginning of Period	$7.64		$4.82		$9.42		$9.42

Income from Investment Operations:
Net investment income (b)	0.08		0.04		0.11		—	(c)
Net realized and unrealized gain (loss) on investments, futures contracts, foreign currency, foreign capital gains tax and written options	0.98		2.78		(3.35)		—	(c)

Total from investment operations	1.06		2.82		(3.24)		—	(c)

Less Distributions to Shareholders:
From net investment income	(0.14)		(0.02)		(0.04)		—
From net realized gains	—		—		(1.32)		—

Total distributions to shareholders	(0.14)		(0.02)		(1.36)		—

Redemption Fees:
Redemption fees added to paid-in-capital	—		—	(b)(c)	—	(b)(c)	—	(b)(c)

Increase from regulatory settlements	—		0.02		—		—

Net Asset Value, End of Period	$8.56		$7.64		$4.82		$9.42
Total return (d)(e)	14.26%		59.07%		(40.21)%		0.00	%(f)

Ratios to Average Net Assets/Supplemental Data:
Net expenses before interest expense	1.65%		1.73%		1.90	%(g)	1.82	%(g)(h)
Interest expense	—	%(i)	—		0.01%		—	%(h)(i)
Net expenses	1.65%		1.73%		1.91	%(g)	1.82	%(g)(h)
Waiver/Reimbursement	0.23%		0.45%		0.11%		0.05	%(h)
Net investment income (loss)	1.01%		0.64%		1.94	%(g)	(0.80	)%(g)(h)
Portfolio turnover rate	63%		98%		111%		68	%(f)
Net assets, end of period (000s)	$1,394		$814		$175		$10

(a)	The Fund’s Class A shares commenced operations on March 31, 2008. Per share data and total return reflect activity from that date.

(b)	Per share data was calculated using the average shares outstanding during the period.

(c)	Rounds to less than $0.01 per share.

(d)	Had the Investment Manager and/or any of its affiliates not waived fees or reimbursed a portion of expenses, total return would have been reduced.

(e)	Total return at net asset value assuming all distributions reinvested and no initial sales charge or contingent deferred sales charge.

(f)	Not annualized.

(g)	The benefits derived from expense reductions had an impact of less than 0.01%.

(h)	Annualized.

(i)	Rounds to less than 0.01%.

See Accompanying Notes to Financial Statements.

19

Financial Highlights – Columbia Pacific/Asia Fund

Selected data for a share outstanding throughout each period is as follows:

	Year Ended March 31,						Period Ended March 31,
Class C Shares	2011		2010		2009		2008 (a)
Net Asset Value, Beginning of Period	$7.56		$4.78		$9.42		$9.42

Income from Investment Operations:
Net investment income (loss) (b)	—	(c)	(0.01)		0.04		—	(c)
Net realized and unrealized gain (loss) on investments, futures contracts, foreign currency, foreign capital gains tax and written options	1.00		2.77		(3.32)		—	(c)

Total from investment operations	1.00		2.76		(3.28)		—	(c)

Less Distributions to Shareholders:
From net investment income	(0.09)		—		(0.04)		—
From return of capital	—		—		(1.32)		—

Total distributions to shareholders	(0.09)		—		(1.36)		—

Redemption Fees:
Redemption fees added to paid-in-capital	—		—	(b)(c)	—	(b)(c)	—	(b)(c)

Increase from regulatory settlements	—		0.02		—		—

Net Asset Value, End of Period	$8.47		$7.56		$4.78		$9.42
Total return (d)(e)	13.46%		58.16%		(40.69)%		0.00	%(f)

Ratios to Average Net Assets/Supplemental Data:
Net expenses before interest expense	2.40%		2.48%		2.65	%(g)	2.57	%(g)(h)
Interest expense	—	%(i)	—		0.01%		—	%(h)(i)
Net expenses	2.40%		2.48%		2.66	%(g)	2.57	%(g)(h)
Waiver/Reimbursement	0.29%		0.45%		0.11%		0.05	%(h)
Net investment income (loss)	(0.01)%		(0.09)%		0.87	%(g)	(1.55	)%(g)(h)
Portfolio turnover rate	63%		98%		111%		68	%(f)
Net assets, end of period (000s)	$97		$359		$238		$10

(a)	The Fund’s Class C shares commenced operations on March 31, 2008. Per share data and total return reflect activity from that date.

(b)	Per share data was calculated using the average shares outstanding during the period.

(c)	Rounds to less than $0.01 per share.

(d)	Had the Investment Manager and/or any of its affiliates not waived fees or reimbursed a portion of expenses, total return would have been reduced.

(e)	Total return at net asset value assuming all distributions reinvested and no contingent deferred sales charge.

(f)	Not annualized.

(g)	The benefits derived from expense reductions had an impact of less than 0.01%.

(h)	Annualized.

(i)	Rounds to less than 0.01%.

See Accompanying Notes to Financial Statements.

20

Financial Highlights – Columbia Pacific/Asia Fund

Selected data for a share outstanding throughout the period is as follows:

Period Ended March 31,
Class I Shares	2011 (a)
Net Asset Value, Beginning of Period	$7.89

Income from Investment Operations:
Net investment income (b)	0.08
Net realized and unrealized gain (loss) on investments, futures contracts, foreign currency, foreign capital gains tax and written options	0.64

Total from investment operations	0.72

Net Asset Value, End of Period	$8.61
Total return (c)(d)(e)	9.13%

Ratios to Average Net Assets/Supplemental Data:
Net expenses before interest expense (f)	1.34%
Interest expense (f)(g)	—%
Net expenses (f)	1.34%
Waiver/Reimbursement (f)	0.05%
Net investment income (f)	1.76%
Portfolio turnover rate (e)	63%
Net assets, end of period (000s)	$80,449

(a)	Class I shares commenced operations on September 27, 2010. Per share data and total return reflect activity from that date.

(b)	Per share data was calculated using the average shares outstanding during the period.

(c)	Total return at net asset value.

(d)	Had the Investment Manager and/or any of its affiliates not waived fees or reimbursed a portion of expenses, total return would have been reduced.

(e)	Not annualized.

(f)	Annualized.

(g)	Rounds to less than 0.01%.

See Accompanying Notes to Financial Statements.

21

Financial Highlights – Columbia Pacific/Asia Fund

Selected data for a share outstanding throughout each period is as follows:

	Year Ended March 31,
Class Z Shares	2011		2010		2009		2008 (a)		2007
Net Asset Value, Beginning of Period	$7.69		$4.83		$9.42		$11.72		$11.61

Income from Investment Operations:
Net investment income (b)	0.09		0.07		0.10		0.05		—	(c)
Net realized and unrealized gain (loss) on investments, futures contracts, foreign currency, foreign capital gains tax and written options	0.99		2.81		(3.33)		0.11		0.50

Total from investment operations	1.08		2.88		(3.23)		0.16		0.50

Less Distributions to Shareholders:
From net investment income	(0.16)		(0.04)		(0.04)		(0.08)		—
From net realized gains	—		—		(1.32)		(2.38)		(0.39)

Total distributions to shareholders	(0.16)		(0.04)		(1.36)		(2.46)		(0.39)

Redemption Fees:
Redemption fees added to paid-in-capital	—		—	(b)(c)	—	(b)(c)	—	(b)(c)	—	(b)(c)

Increase from regulatory settlements	—		0.02		—		—		—

Net Asset Value, End of Period	$8.61		$7.69		$4.83		$9.42		$11.72
Total return (d)	14.44	%(e)	60.22	%(e)	(40.10	)%(e)	(1.11	)%(e)(f)	4.40%

Ratios to Average Net Assets/Supplemental Data:
Net expenses before interest expense	1.40%		1.48%		1.65	%(g)	1.57	%(g)	1.61	%(g)
Interest expense	—	%(h)	—		0.01%		—	%(h)	—
Net expenses	1.40%		1.48%		1.66	%(g)	1.57	%(g)	1.61	%(g)
Waiver/Reimbursement	0.26%		0.45%		0.11%		0.04%		—
Net investment income (loss)	1.22%		1.02%		1.33	%(g)	0.39	%(g)	(0.04	)%(g)
Portfolio turnover rate	63%		98%		111%		68%		92%
Net assets, end of period (000s)	$19,154		$30,529		$24,521		$117,835		$213,132

(a)	On March 31, 2008, Shares class of Pacific/Asia Fund, a series of Excelsior Funds, Inc., was reorganized into the Fund’s Class Z. The financial information of the Fund’s Class Z includes the financial information of Pacific/Asia Fund’s Shares class.

(b)	Per share data was calculated using the average shares outstanding during the period.

(c)	Rounds to less than $0.01 per share.

(d)	Total return at net asset value assuming all distributions reinvested.

(e)	Had the Investment Manager and/or any of its affiliates not waived fees or reimbursed a portion of expenses, total return would have been reduced.

(f)	Total return includes a voluntary reimbursement by the Investment Manager for a realized investment loss due to a trading error. This reimbursement increased total return and net asset value per share by less than 0.01% and $0.01, respectively.

(g)	The benefits derived from expense reductions had an impact of less than 0.01%.

(h)	Rounds to less than 0.01%.

See Accompanying Notes to Financial Statements.

22

Notes to Financial Statements – Columbia Pacific/Asia Fund

March 31, 2011

Note 1. Organization

Columbia Pacific/Asia Fund (the Fund), a series of Columbia Funds Series Trust I (the Trust), is a diversified fund. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust.

After the close of business on April 30, 2010, Ameriprise Financial, Inc. (Ameriprise Financial) acquired a portion of the asset management business of Columbia Management Group, LLC (the Transaction), including the business of managing the Fund. In connection with the closing of the Transaction (the Closing), RiverSource Investments, LLC, a wholly owned subsidiary of Ameriprise Financial, became the investment manager of the Fund and changed its name to Columbia Management Investment Advisers, LLC (the Investment Manager).

Investment Objective

The Fund seeks long-term capital appreciation.

Fund Shares

The Trust has unlimited authorized shares of beneficial interest. The Fund offers Class A, Class C, Class I and Class Z shares. On December 28, 2010, the Investment Manager exchanged Class Z shares of the Fund valued at $15,362,322 for Class I shares of the Fund. All share classes have identical voting, dividend and liquidation rights. Each share class has its own expense structure and sales charges, as applicable.

Class A shares are subject to a maximum front-end sales charge of 5.75% based on the initial investment amount. Class A shares purchased without an initial sales charge in accounts aggregating $1 million to $50 million at the time of purchase are subject to a 1.00% contingent deferred sales charge (CDSC) if the shares are sold within 18 months of purchase, charged as follows: 1.00% CDSC if redeemed within 12 months of purchase, and 0.50% CDSC if redeemed more than 12, but less than 18 months after purchase.

Class C shares are subject to a 1.00% CDSC on shares redeemed within one year of purchase.

Class I shares are not subject to sales charges and are available only to the Columbia Family of Funds. Class I shares commenced operations on September 27, 2010.

Class Z shares are not subject to sales charges and are available only to certain investors, as described in the Fund’s prospectus.

Note 2. Summary of Significant Accounting Policies

The preparation of financial statements in accordance with U.S. generally accepted accounting principles (GAAP) requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates.

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements.

Security Valuation

Equity securities and exchange-traded funds are valued at the last sale price on the principal exchange on which they trade, except for securities traded on the NASDAQ, which are valued at the NASDAQ official close price. Unlisted securities or listed securities for which there were no sales during the day are valued at the closing bid price on such exchanges or over-the-counter markets.

Short-term investments maturing in 60 days or less are valued at amortized cost which approximates market value.

Futures contracts are valued at the settlement price established each day by the board of trade or exchange on which they are traded.

Written options are valued at the last reported sale price, or in the absence of a sale, at the last quoted ask price.

Forward foreign currency exchange contracts are valued at the prevailing forward exchange rate of the underlying currencies.

Foreign securities are generally valued at the last sale price on the foreign exchange or market on which they trade. If any foreign share prices are not readily available as a result of limited share activity, the securities are valued at the last sale price of the local shares in the principal market in which such securities are normally traded.

Generally, trading in foreign securities is substantially completed each day at various times prior to the close of the New York Stock Exchange (NYSE). The values of such securities used in computing the net asset value of the Fund’s shares are determined as of such times. Foreign currency exchange rates are generally determined at 4:00 p.m. Eastern (U.S.) time. Occasionally, events affecting the values of such foreign securities may occur between the times at which they are determined and the close of the customary trading session of the NYSE, which would not be reflected in the

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computation of the Fund’s net asset value. If events materially affecting the values of such foreign securities occur and it is determined that market quotations are not reliable, then these foreign securities will be valued at their fair value using procedures approved by the Board of Trustees.

The Fund may use a systematic fair valuation model provided by an independent third party to value securities principally traded in foreign markets. The third party pricing service takes into account multiple factors, including, but not limited to, movements in the U.S. securities markets, certain depositary receipts, futures contracts and foreign exchange rates that have occurred subsequent to the close of the foreign exchange, to determine a good faith estimate that reasonably reflects the current market conditions as of the close of the NYSE. The fair value of a security is likely to be different from the quoted or published price, if available.

Investments for which market quotations are not readily available, or that have quotations which management believes are not reliable, are valued at fair value as determined in good faith under consistently applied procedures established by and under the general supervision of the Board of Trustees. If a security is valued at fair value, such value is likely to be different from the last quoted market price for the security. The determination of fair value often requires significant judgment. To determine fair value, management may use assumptions including but not limited to future cash flows and estimated risk premiums. Multiple inputs from various sources may be used to determine value.

Foreign Currency Transactions and Translations

The values of all assets and liabilities quoted in foreign currencies are translated into U.S. dollars at that day’s exchange rates. Net realized and unrealized gains (losses) on foreign currency transactions and translations include gains (losses) arising from the fluctuation in exchange rates between trade and settlement dates on securities transactions, gains (losses) arising from the disposition of foreign currency and currency gains (losses) between the accrual and payment dates on dividends, interest income and foreign withholding taxes.

For financial statement purposes, the Fund does not distinguish that portion of gains (losses) on investments which is due to changes in foreign exchange rates from that which is due to changes in market prices of the investments. Such fluctuations are included with the net realized and unrealized gains (losses) on investments on the Statement of Operations.

Derivative Instruments

The Fund may use derivative instruments including futures contracts, options and forward foreign currency exchange contracts in order to meet its investment objectives. The Fund employs strategies in differing combinations to permit it to increase, decrease or change the level of exposure to market risk factors. The achievement of any strategy relating to derivatives depends on an analysis of various risk factors, and if the strategies for the use of derivatives do not work as intended, the Fund may not achieve its investment objectives.

In pursuit of its investment objectives, the Fund is exposed to the following market risks among others:

Equity Risk: Equity risk relates to change in value of equity securities such as common stocks due to general market conditions such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, or adverse investor sentiment. Equity securities generally have greater price volatility than fixed income securities.

Foreign Exchange Rate Risk: Foreign exchange rate risk relates to the change in the U.S. dollar value of a security held that is denominated in a foreign currency. The U.S. dollar value of a foreign-currency-denominated security will decrease as the dollar appreciates against the currency, while the U.S. dollar value will increase as the dollar depreciates against the currency.

The following provides more detailed information about each derivative type held by the Fund:

Forward Foreign Currency Exchange Contracts — The Fund entered into forward foreign currency exchange contracts to shift its investment exposure from one currency to another, and to shift foreign currency exposure back to U.S. dollars. The Fund also used forward contracts to achieve a representative weighted mix of major currencies in its benchmark and/or to recover an underweight country exposure in its portfolio.

Forward foreign currency exchange contracts are agreements to exchange one currency for another at a future date at a specified price. These contracts are used to minimize the exposure to foreign exchange rate fluctuations during the period between the trade and settlement dates of the contract. Contracts to buy generally are used to acquire exposure to foreign currencies, while contracts to sell are generally used to reduce the exposure to foreign exchange rate fluctuations. Forward foreign currency exchange contracts are valued daily at the current exchange rate of the underlying currency, resulting in unrealized gains (losses) which become realized at the time the forward foreign currency exchange contracts are closed or mature. Realized and unrealized gains (losses) arising from such

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transactions are included in net realized and unrealized gains (losses) on foreign currency transactions. The use of forward foreign currency exchange contracts does not eliminate fluctuations in the prices of the Fund’s portfolio securities. While the maximum potential loss from such contracts is the aggregate face value in U.S. dollars at the time the contract was opened, exposure is typically limited to the change in value of the contract (in U.S. dollars) over the period it remains open. The Fund could also be exposed to risk that counterparties of the contracts may be unable to fulfill the terms of the contracts.

During the year ended March 31, 2011, the Fund entered into 202 forward foreign currency exchange contracts.

Futures Contracts — The Fund entered into equity index futures contracts to equitize cash in order to maintain appropriate equity market exposure while keeping sufficient cash to accommodate daily redemptions.

The use of futures contracts involves certain risks, which include, among others: (1) imperfect correlation between the price movement of the instruments and the underlying securities, (2) inability to close out positions due to differing trading hours, or the temporary absence of a liquid market, for either the instruments or the underlying securities, and (3) an inaccurate prediction of the future direction of interest rates by the Fund’s Investment Manager. In addition, upon entering into index futures contracts, the Fund bears risks which may include securities prices moving unexpectedly, in which case, the Fund may not achieve the anticipated benefits of the futures contracts and may realize a loss.

Upon entering into a futures contract, the Fund identifies within its portfolio of investments cash or securities in an amount sufficient to meet the initial margin requirement. Subsequent payments are made or received by the Fund equal to the daily change in the contract value and are recorded as variation margin receivable or payable and offset in unrealized gains or losses. The Fund recognizes a realized gain or loss when the contract is closed or expires.

Futures contracts involve, to varying degrees, risk of loss in excess of the variation margin disclosed on the Statement of Assets and Liabilities.

During the year ended March 31, 2011, the Fund entered into 2 futures contracts.

Options — The Fund had written covered call and purchased put options to decrease the Fund’s exposure to equity risk and to increase return on instruments. Written covered call and purchased put options become more valuable as the price of the underlying instruments depreciates relative to the strike price.

Writing put options tends to increase the Fund’s exposure to the underlying instrument. When the Fund writes a call or put option, an amount equal to the premium received is recorded as a liability and subsequently marked-to-market to reflect the current value of the option written. Premiums received from writing options which expire are treated as realized gains. Premiums received from writing options which are exercised or closed are added to the proceeds or offset against the amounts paid on the underlying security transaction to determine the realized gain or loss. The Fund, as a writer of an option, has no control over whether the underlying security may be sold (call) or purchased (put) and as a result bears the market risk of an unfavorable change in the price of the security underlying the written option. There is the risk that the Fund may not be able to enter into a closing transaction because of an illiquid market. The Fund identifies within its portfolio of investments cash or liquid portfolio securities equal to the amount of the written options contract commitment.

The Fund may also purchase put and call options. Purchasing call options tends to increase the Fund’s exposure to the underlying instrument. Purchasing put options tends to decrease the Fund’s exposure to the underlying instrument. The Fund may pay a premium, which is included in the Fund’s Statement of Assets and Liabilities as an investment and subsequently marked-to-market to reflect the current value of the option. The risk associated with purchasing put and call options is limited to the premium paid. Premiums paid for purchasing options which expire are treated as realized losses. Premiums paid for purchasing options which are exercised are added to the amounts paid (call) or offset against the proceeds (put) on the underlying security to determine the realized gain or loss. If the Fund enters into a closing transaction, the Fund will realize a gain or loss, depending on whether the proceeds from the closing transaction are greater or less than the cost of the option.

During the year ended March 31, 2011, the Fund entered into 26 written options contracts.

Effects of Derivative Transactions in the Financial Statements

The following table is a summary of the value of the Fund’s derivative instruments as of March 31, 2011:

Fair Value of Derivative Instruments
Statement of Assets and Liabilities
Assets	Fair Value	Liabilities	Fair Value
Unrealized Appreciation on Forward Foreign Currency Exchange Contracts	$274,652	Unrealized Depreciation on Forward Foreign Currency Exchange Contracts	$236,383

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The effect of derivative instruments on the Fund’s Statement of Operations for the year ended March 31, 2011:

	Risk Exposure	Amount of Realized Gain or (Loss) on Derivatives	Change in Unrealized Appreciation (Depreciation) on Derivatives
Futures Contracts	Equity Risk	$(9,416)	$—
Written Options	Equity Risk	1,508	—
Forward Foreign Currency Exchange Contracts	Foreign Exchange Rate Risk	281,873	10,173

Repurchase Agreements

The Fund may engage in repurchase agreement transactions with institutions that the Investment Manager has determined are creditworthy. The Fund, through the custodian, receives delivery of the underlying securities collateralizing a repurchase agreement. The Investment Manager is responsible for determining that the collateral is at least equal, at all times, to the value of the repurchase obligation including interest. A repurchase agreement transaction involves certain risks in the event of default or insolvency of the counterparty. These risks include possible delays in or restrictions on the Fund’s ability to dispose of the underlying securities and a possible decline in the value of the underlying securities during the period while the Fund seeks to assert its rights.

Security Transactions

Security transactions are accounted for on the trade date. Cost is determined and gains (losses) are based upon the specific identification method for both financial statement and federal income tax purposes.

Income Recognition

Interest income is recorded on the accrual basis.

Corporate actions and dividend income are recorded net of any non-reclaimable tax withholdings, on the ex-dividend date or upon receipt of ex-dividend notification in the case of certain foreign securities.

Awards from class action litigation are recorded as a reduction of cost if the Fund still owns the applicable securities on the payment date. If the Fund no longer owns the applicable securities, the proceeds are recorded as realized gains.

Expenses

General expenses of the Trust are allocated to the Fund and other series of the Trust based upon relative net assets or other expense allocation methodologies determined by the nature of the expense. Expenses directly attributable to a specific class of shares are charged to that share class. Expenses directly attributable to the Fund are charged to the Fund.

Determination of Class Net Asset Value

All income, expenses (other than class-specific expenses which are charged directly to a share class, as shown in the Statement of Operations) and realized and unrealized gains (losses) are allocated to each class of the Fund on a daily basis, based on the relative net assets of each class, for purposes of determining the net asset value of each class.

Federal Income Tax Status

The Fund intends to qualify each year as a regulated investment company under Subchapter M of the Internal Revenue Code, as amended, and will distribute substantially all of its tax exempt or taxable income, if any, for its tax year, and as such will not be subject to federal income taxes. In addition, the Fund intends to distribute in each calendar year substantially all of its net investment income, capital gains and certain other amounts, if any, such that the Fund should not be subject to federal excise tax. Therefore, no federal income or excise tax provision is recorded.

Foreign Taxes

The Fund may be subject to foreign taxes on income and/or gains on investments or currency repatriation, a portion of which may be recoverable. The Fund will accrue such taxes and recoveries as applicable, based upon its current interpretation of tax rules and regulations that exist in the markets in which it invests.

Realized gains in certain countries may be subject to foreign taxes at the Fund level, at rates ranging from approximately 10% to 15%. The Fund accrues for such foreign taxes on net realized and unrealized gains at the appropriate rate for each jurisdiction.

Distributions to Shareholders

Distributions from net investment income, if any, are declared and paid semi-annually. Net realized capital gains, if any, are distributed

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at least annually. Income distributions and capital gain distributions are determined in accordance with federal income tax regulations which differ from GAAP.

Indemnifications

Under the Trust’s organizational documents and, in some cases, by contract, its officers and directors are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, certain of the Fund’s contracts with its service providers contain general indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown since the amount of any future claims that may be made against the Fund cannot be determined and the Fund has no historical basis for predicting the likelihood of any such claims.

Note 3. Fees and Compensation Paid to Affiliates

Investment Management Fee

Under an Investment Management Services Agreement (IMSA), the Investment Manager determines which securities will be purchased, held or sold. The management fee is equal to a percentage of the Fund’s average daily net assets that declines from 0.75% to 0.52% as the Fund’s net assets increase.

Prior to the Closing, Columbia Management Advisors, LLC (Columbia), an indirect, wholly owned subsidiary of Bank of America Corporation (BOA), provided investment management services to the Fund under the same fee structure. The effective management fee rate for the year ended March 31, 2011, was 0.75% of the Fund’s average daily net assets.

Administration Fee

Effective upon the Closing, the Investment Manager provides administration and accounting services to the Fund under an Administrative Services Agreement, including services previously performed under the Pricing and Bookkeeping Oversight and Services Agreement (the Services Agreement) as discussed in the Pricing and Bookkeeping Fees note below. The Fund pays an annual administration fee equal to 0.20% of the Fund’s average daily net assets less the fees payable by the Fund as described under the Pricing and Bookkeeping Fees note below. Prior to the Closing, Columbia provided administrative services to the Fund at the same fee rates.

Pricing and Bookkeeping Fees

Prior to the Closing, the Fund entered into a Financial Reporting Services Agreement (the Financial Reporting Services Agreement) with State Street Bank and Trust Company (State Street) and Columbia pursuant to which State Street provides financial reporting services to the Fund. The Fund also entered into an Accounting Services Agreement (collectively with the Financial Reporting Services Agreement, the State Street Agreements) with State Street and Columbia pursuant to which State Street provides accounting services to the Fund. Upon the Closing, Columbia assigned and delegated its rights and obligations under the State Street Agreements to the Investment Manager. Under the State Street Agreements, the Fund pays State Street an annual fee of $38,000 paid monthly plus an additional monthly fee based on an annualized percentage rate of average daily net assets of the Fund for the month. The aggregate fee will not exceed $140,000 per year (exclusive of out-of-pocket expenses and charges). The Fund also reimburses State Street for certain out-of-pocket expenses and charges.

Also prior to the Closing, the Fund entered into the Services Agreement with Columbia. Under the Services Agreement, Columbia provided services related to Fund expenses and the requirements of the Sarbanes-Oxley Act of 2002, and provided oversight of the accounting and financial reporting services provided by State Street. Under the Services Agreement, the Fund reimbursed Columbia for out-of-pocket expenses and charges, including fees payable to third parties, such as for pricing the Fund’s portfolio securities, incurred by Columbia in the performance of services under the Services Agreement. The Services Agreement was terminated upon the Closing. These services are now provided under the Administrative Services Agreement discussed above.

Transfer Agent Fee

In connection with the Closing, RiverSource Service Corporation, a wholly owned subsidiary of Ameriprise Financial, provides transfer agency services to the Fund under a Transfer Agency Agreement and changed its name to Columbia Management Investment Services Corp. (the Transfer Agent). The Transfer Agent has contracted with Boston Financial Data Services (BFDS) to serve as sub-transfer agent.

The Transfer Agent receives monthly account-based service fees based on the number of open accounts and is reimbursed by the Fund for the fees and expenses the Transfer Agent pays to financial intermediaries that maintain omnibus accounts with the Fund that is a percentage of the average aggregate value of the Fund’s shares maintained in each such omnibus account (other than omnibus

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accounts for which American Enterprise Investment Services Inc. is the broker of record or accounts where the beneficial shareholder is a customer of Ameriprise Financial Services, Inc., which are paid a per account fee). The Transfer Agent pays the fees of BFDS for services as sub-transfer agent and, is not entitled to reimbursement for such fees from the Fund (with the exception of out-of pocket fees). The Transfer Agent also receives compensation from fees for various shareholder services and reimbursements for certain out-of-pocket expenses. Class I shares do not pay any transfer agency fees.

Prior to the Closing, Columbia Management Services, Inc., an affiliate of Columbia and an indirect, wholly owned subsidiary of BOA, provided transfer agency services to the Fund and contracted with BFDS to serve as sub-transfer agent, under the same fee structure.

Class I shares do not pay transfer agent fees. For the year ended March 31, 2011, the Fund’s effective transfer agent fee rate for each class, with the exception of Class I shares, was 0.09% of the Fund’s average daily net assets.

An annual minimum account balance fee of $20 may apply to certain accounts with a value below the Fund’s initial minimum investment requirements to reduce the impact of small accounts on transfer agent fees. These minimum account balance fees are recorded as part of expense reductions on the Statement of Operations. For the year ended March 31, 2011, no minimum account balance fees were charged by the Fund.

Underwriting Discounts, Service and Distribution Fees

In connection with the Closing, RiverSource Fund Distributors, Inc., an indirect wholly owned subsidiary of Ameriprise Financial, provides distribution and shareholder services to the Fund and changed its name to Columbia Management Investment Distributors, Inc. (the Distributor). Pursuant to Rule 12b-1 under the 1940 Act, the Board of Trustees has approved, and the Fund has adopted, distribution and shareholder service plans (the Plans) which set the distribution and service fees for the Fund. These fees are calculated daily and are intended to compensate the Distributor and/or eligible selling and/or servicing agents for selling shares of the Fund and providing services to investors.

The Plans require the payment of a monthly service fee to the Distributor at the maximum annual rate of 0.25% of the average daily net assets attributable to Class A and Class C shares of the Fund. The Plans also require the payment of a monthly distribution fee to the Distributor at the maximum annual rates of 0.75% of the average daily net assets attributable to Class C shares of the Fund.

Prior to the Closing, Columbia Management Distributors, Inc., an affiliate of Columbia and an indirect, wholly owned subsidiary of BOA, was the principal underwriter of the Fund’s shares. There were no changes to the underwriting discount structure of the Fund or the service or distribution fee rates paid by the Fund as a result of the Transaction.

Sales Charges

Sales charges, including front-end and CDSC’s, received by the Distributor for distributing Fund shares were $1,425 for Class A for the year ended March 31, 2011.

Fee Waivers and Expense Reimbursements

The Investment Manager has voluntarily agreed to bear a portion of the Fund’s expenses so that the Fund’s ordinary operating expenses (excluding any brokerage commissions, interest, taxes and extraordinary expenses, but including custodian charges relating to overdrafts, if any), after giving effect to any balance credits from the Fund’s custodian, do not exceed the annual rates of 1.65%, 2.40%, 1.34% and 1.40% of the Fund’s average daily net assets attributable to Class A, Class C, Class I and Class Z shares, respectively. The Investment Manager, in its discretion, may revise or discontinue this arrangement at any time. Prior to May 1, 2010, Columbia voluntarily reimbursed a portion of the Fund’s expenses so that the Fund’s ordinary operating expenses (excluding any distribution and service fees, brokerage commissions, interest, taxes and extraordinary expenses, but including custodian charges relating to overdrafts, if any), after giving effect to any balance credits from the Fund’s custodian, did not exceed 1.40% of the Fund’s average daily net assets on an annualized basis.

Fees Paid to Officers and Trustees

In connection with the Closing, all officers of the Fund are employees of the Investment Manager or its affiliates and, with the exception of the Fund’s Chief Compliance Officer, receive no compensation from the Fund. The Board of Trustees has appointed a Chief Compliance Officer to the Fund in accordance with federal securities regulations. The Fund, along with other affiliated funds, pays its pro-rata share of the expenses associated with the Chief Compliance Officer. The Fund’s expenses for the Chief Compliance Officer will not exceed $15,000 per year. Prior to the Closing, all officers of the Fund were employees of Columbia or its affiliates and

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the Fund paid its pro-rata share of the expenses for the Chief Compliance Officer under the same fee structure.

Trustees are compensated for their services to the Fund, as set forth on the Statement of Operations. The Trust’s eligible Trustees may participate in a deferred compensation plan which may be terminated at any time. Obligations of the plan will be paid solely out of the Fund’s assets.

Note 4. Custody Credits

The Fund has an agreement with its custodian bank under which custody fees may be reduced by balance credits. These credits are recorded as part of expense reductions on the Statement of Operations. The Fund could have invested a portion of the assets utilized in connection with the expense offset arrangement in an income-producing asset if it had not entered into such an agreement.

Note 5. Portfolio Information

The cost of purchases and proceeds from sales of securities, excluding short-term obligations, aggregated $96,868,765 and $31,552,361, respectively, for the year ended March 31, 2011.

Note 6. Regulatory Settlements

During the year ended March 31, 2010, the Fund received payments totaling $79,506 resulting from certain regulatory settlements with third parties in which the Fund had participated. The payments have been included in “Increase from regulatory settlements” in the Statement of Changes in Net Assets.

Note 7. Shareholder Concentration

As of March 31, 2011, three shareholder accounts owned 61.0% of the outstanding shares of the Fund. Purchase and redemption activity of these accounts may have a significant effect on the operations of the Fund.

Note 8. Line of Credit

Prior to March 28, 2011, the Fund and other affiliated funds participated in a $280,000,000 committed, unsecured revolving line of credit provided by State Street. Effective March 28, 2011, the commitment was reduced to $225,000,000. The maximum amount that may be borrowed by any fund is limited to the lesser of $200,000,000 and the Fund’s borrowing limit set forth in the Fund’s registration statement. Borrowings are available for short-term liquidity or temporary or emergency purposes.

Effective October 14, 2010, interest is charged to each participating fund based on the fund’s borrowings at a rate per annum equal to the greater of the Federal Funds Rate plus 1.25% or the overnight LIBOR Rate plus 1.25%. In addition, a commitment fee of 0.125% per annum is accrued and apportioned among the participating funds pro rata based on their relative net assets.

Prior to October 14, 2010, interest was charged to each participating fund at the same rates. In addition, a commitment fee of 0.15% per annum was accrued and apportioned among the participating funds pro rata based on their relative net assets.

For the year ended March 31, 2011, the average daily loan balance outstanding on days where borrowing existed was $1,066,667 at a weighted average interest rate of 1.50%.

Note 9. Federal Tax Information

The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. Reclassifications are made to the Fund’s capital accounts for permanent tax differences to reflect income and gains available for distribution (or available capital loss carryforwards) under income tax regulations.

For the year ended March 31, 2011, permanent book and tax basis differences resulting primarily from differing treatments for net operating losses, foreign currency transactions, passive foreign investment company (“PFIC”) adjustments, and foreign capital gain tax reclass were identified and reclassified among the components of the Fund’s net assets as follows:

Undistributed Net Investment Income	Accumulated Net Realized Loss	Paid-In Capital
$246,753	$1,510,890	$(1,757,643)

Net investment income and net realized gains (losses), as disclosed on the Statement of Operations, and net assets were not affected by this reclassification.

The tax character of distributions paid during the years ended March 31, 2011 and March 31, 2010 was as follows:

	March 31, 2011	March 31, 2010
Distributions paid from:
Ordinary Income*	$805,680	$178,291
Long-Term Capital Gains	—	—

*	For tax purposes short-term capital gain distributions, if any, are considered ordinary income distributions.

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Columbia Pacific/Asia Fund

March 31, 2011

As of March 31, 2011, the components of distributable earnings on a tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Net Unrealized Appreciation*
$1,157,670	$—	$8,184,153

*	The differences between book-basis and tax-basis net unrealized appreciation are primarily due to deferral of losses from wash sales.

Unrealized appreciation and depreciation at March 31, 2011, based on cost of investments for federal income tax purposes, and excluding any unrealized appreciation and depreciation from changes in the value of other assets and liabilities resulting from changes in exchange rates, were:

Unrealized appreciation	$11,057,591
Unrealized depreciation	(2,873,438)

Net unrealized appreciation	$8,184,153

The following capital loss carryforwards may be available to reduce taxable income arising from future net realized gains on investments, if any, to the extent permitted by the Internal Revenue Code:

Year of Expiration	Capital Loss Carryforwards
2017	$9,165,902
2018	12,566,247
2019	790,415

Total	$22,522,564

Capital loss carryforwards of $1,757,643 were utilized during the year ended March 31, 2011 for the Fund.

Management of the Fund has concluded that there are no significant uncertain tax positions that would require recognition in the financial statements. However, management’s conclusion may be subject to review and adjustment at a later date based on factors including, but not limited to, new tax laws, regulations, and administrative interpretations (including relevant court decisions). The Fund’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.

Note 10. Significant Risks and Contingencies

Foreign Securities Risk

Investing in foreign securities may include certain risks and considerations not typically associated with investing in U.S. securities, such as fluctuating currency values and changing local and regional economic, political and social conditions, which may result in greater market volatility. In addition, certain foreign securities may not be as liquid as U.S. securities. Investing in emerging markets may accentuate these risks.

Investments in emerging market countries are subject to additional risk. The risk of foreign investments is typically increased in less developed countries. These countries are also more likely to experience high levels of inflation, deflation or currency devaluation which could hurt their economies and securities markets.

Geographic Concentration Risk

Because the Fund’s investments are concentrated in the Asia/Pacific region, events within the region will have a greater effect on the Fund than if the Fund were more geographically diversified. In addition, events in any one country within the region may impact the other countries or the region as a whole. Markets in the region can experience significant volatility due to social, regulatory and political uncertainties.

Note 11. Subsequent Events

Management has evaluated the events and transactions that have occurred through the date the financial statements were issued. Other than as noted below, there were no items requiring adjustment of the financial statements or additional disclosure.

Effective May 16, 2011, the line of credit commitment with State Street was reduced to $150,000,000, and the maximum amount that may be borrowed by any fund will be limited to the lesser of $120,000,000 and the Fund’s borrowing limit set forth in the Fund’s registration statement.

Note 12. Information Regarding Pending and Settled Legal Proceedings

In June 2004, an action captioned John E. Gallus et al. v. American Express Financial Corp. and American Express Financial Advisors Inc. was filed in the United States District Court for the District of Arizona. The plaintiffs allege that they are investors in several American Express Company (now known as RiverSource) mutual funds and they purport to bring the action derivatively on behalf of those funds under the Investment Company Act of 1940. The plaintiffs allege that fees allegedly paid to the defendants by the funds for investment advisory and administrative services are excessive. The plaintiffs seek remedies including restitution and rescission of investment advisory and distribution agreements. The plaintiffs voluntarily agreed to transfer this case to the United States

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Columbia Pacific/Asia Fund

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District Court for the District of Minnesota (the District Court). In response to defendants’ motion to dismiss the complaint, the District Court dismissed one of plaintiffs’ four claims and granted plaintiffs limited discovery. Defendants moved for summary judgment in April 2007. Summary judgment was granted in the defendants’ favor on July 9, 2007. The plaintiffs filed a notice of appeal with the Eighth Circuit Court of Appeals (the Eighth Circuit) on August 8, 2007. On April 8, 2009, the Eighth Circuit reversed summary judgment and remanded to the District Court for further proceedings. On August 6, 2009, defendants filed a writ of certiorari with the U.S. Supreme Court (the Supreme Court), asking the Supreme Court to stay the District Court proceedings while the Supreme Court considers and rules in a case captioned Jones v. Harris Associates, which involves issues of law similar to those presented in the Gallus case. On March 30, 2010, the Supreme Court issued its ruling in Jones v. Harris Associates, and on April 5, 2010, the Supreme Court vacated the Eighth Circuit’s decision in the Gallus case and remanded the case to the Eighth Circuit for further consideration in light of the Supreme Court’s decision in Jones v. Harris Associates. On June 4, 2010, the Eighth Circuit remanded the Gallus case to the District Court for further consideration in light of the Supreme Court’s decision in Jones v. Harris Associates. On December 9, 2010, the District Court reinstated its July 9, 2007 summary judgment order in favor of the defendants. On January 10, 2011, plaintiffs filed a notice of appeal with the Eighth Circuit.

In December 2005, without admitting or denying the allegations, American Express Financial Corporation (AEFC, which is now known as Ameriprise Financial, Inc. (Ameriprise Financial)), entered into settlement agreements with the Securities and Exchange Commission (SEC) and Minnesota Department of Commerce (MDOC) related to market timing activities. As a result, AEFC was censured and ordered to cease and desist from committing or causing any violations of certain provisions of the Investment Advisers Act of 1940, the Investment Company Act of 1940, and various Minnesota laws. AEFC agreed to pay disgorgement of $10 million and civil money penalties of $7 million. AEFC also agreed to retain an independent distribution consultant to assist in developing a plan for distribution of all disgorgement and civil penalties ordered by the SEC in accordance with various undertakings detailed at http://www.sec.gov/litigation/admin/ia-2451.pdf. Ameriprise Financial and its affiliates have cooperated with the SEC and the MDOC in these legal proceedings, and have made regular reports to the funds’ Boards of Directors/Trustees.

Ameriprise Financial and certain of its affiliates have historically been involved in a number of legal, arbitration and regulatory proceedings, including routine litigation, class actions, and governmental actions, concerning matters arising in connection with the conduct of their business activities. Ameriprise Financial believes that the Funds are not currently the subject of, and that neither Ameriprise Financial nor any of its affiliates are the subject of, any pending legal, arbitration or regulatory proceedings that are likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds. Ameriprise Financial is required to make 10-Q, 10-K and, as necessary, 8-K filings with the Securities and Exchange Commission on legal and regulatory matters that relate to Ameriprise Financial and its affiliates. Copies of these filings may be obtained by accessing the SEC website at www.sec.gov.

There can be no assurance that these matters, or the adverse publicity associated with them, will not result in increased fund redemptions, reduced sale of fund shares or other adverse consequences to the Funds. Further, although we believe proceedings are not likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds, these proceedings are subject to uncertainties and, as such, we are unable to estimate the possible loss or range of loss that may result. An adverse outcome in one or more of these proceedings could result in adverse judgments, settlements, fines, penalties or other relief that could have a material adverse effect on the consolidated financial condition or results of operations of Ameriprise Financial.

31

Report of Independent Registered Public Accounting Firm

To the Trustees of Columbia Funds Series Trust I and the Shareholders of Columbia Pacific/Asia Fund

In our opinion, the accompanying statement of assets and liabilities, including the investment portfolio, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Columbia Pacific/Asia Fund (the “Fund”) (a series of Columbia Funds Series Trust I) at March 31, 2011, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at March 31, 2011 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Boston, Massachusetts

May 20, 2011

32

Federal Income Tax Information (Unaudited) – Columbia Pacific/Asia Fund

Foreign taxes paid during the fiscal year ended March 31, 2011, of $126,598 are being passed through to shareholders. This represents $0.01 per share. Eligible shareholders may claim this amount as a foreign tax credit.

Gross income derived from sources within foreign countries was $1,330,113 ($0.11 per share) for the fiscal year ended March 31, 2011.

For non-corporate shareholders 66.45%, or the maximum amount allowable under the Jobs and Growth Tax Relief Reconciliation Act of 2003, of ordinary income distributed by the Fund for the fiscal year ended March 31, 2011 may represent qualified dividend income.

The Fund will notify shareholders in January 2012 of amounts for use in preparing 2011 income tax returns.

33

Fund Governance

The Trustees serve terms of indefinite duration. The names, addresses and birth years of the Trustees and Officers of the Funds in Columbia Funds Series Trust I, the year each was first elected or appointed to office, their principal business occupations during at least the last five years, the number of Funds overseen by each Trustee and other directorships they hold are shown below, as of May 2, 2011. Each officer listed below serves as an officer of each Fund in Columbia Funds Series Trust I.

Independent Trustees

Name, address and year of birth, Position with funds, Year first elected or appointed to office	Principal occupation(s) during past five years, Number of funds in Columbia Funds Complex overseen by trustee, Other directorships held

John D. Collins (born 1938)
c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Boston, MA 02110 Trustee (since 2005)	Retired. Consultant, KPMG, LLP (accounting and tax firm) from July 1999 to June 2000; Partner, KPMG, LLP from March 1962 to June 1999. Oversees 46; Mrs. Fields Original Cookies, Inc. (consumer products); Suburban Propane Partners, L.P.; and Montpelier Re (insurance underwriting firm)

Rodman L. Drake (born 1943)
c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Boston, MA 02110 Trustee (since 1994) and Chairman of the Board (since 2009)	Independent consultant since 2010; Co-Founder of Baringo Capital LLC (private equity) from 1997 to 2008; CEO of Crystal River Capital, Inc. (real estate investment trust) from 2003 to 2010; Oversees 46; Jackson Hewitt Tax Service Inc. (tax preparation services); Celgene Corporation (global biotechnology company); Student Loan Corporation (student loan provider); Crystal River Capital, Inc. from 2005 to 2010; Parsons Brinckerhoff from 1995 to 2008; the Helios Funds (closed-end funds); and Apex Silver Mines Ltd. from 2007 to 2009

Douglas A. Hacker (born 1955)
c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Boston, MA 02110 Trustee (since 1996)	Independent business executive since May 2006; Executive Vice President–Strategy of United Airlines (airline) from December 2002 to May 2006; President of UAL Loyalty Services (airline marketing company) from September 2001 to December 2002; Executive Vice President and Chief Financial Officer of United Airlines from July 1999 to September 2001. Oversees 46; Nash Finch Company (food distributor); Aircastle Limited (aircraft leasing); and SeaCube Container Leasing Ltd (container leasing)

Janet Langford Kelly (born 1957)
c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Boston, MA 02110 Trustee (since 1996)	Senior Vice President, General Counsel and Corporate Secretary, ConocoPhillips (integrated energy company) since September 2007; Deputy General Counsel–Corporate Legal Services, ConocoPhillips from August 2006 to August 2007; Partner, Zelle, Hofmann, Voelbel, Mason & Gette LLP (law firm) from March 2005 to July 2006; Adjunct Professor of Law, Northwestern University, from September 2004 to June 2006; Director, UAL Corporation (airline) from February 2006 to July 2006; Oversees 46; None

William E. Mayer (born 1940)
c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Boston, MA 02110 Trustee (since 1994)	Partner, Park Avenue Equity Partners (private equity) since February 1999; Dean and Professor, College of Business and Management, University of Maryland from 1992 to 1996. Oversees 46; DynaVox Inc. (software developer); Lee Enterprises (print media), WR Hambrecht + Co. (financial service provider); BlackRock Kelso Capital Corporation (investment company)

34

Fund Governance (continued)

Independent Trustees (continued)

Name, address and year of birth, Position with funds, Year first elected or appointed to office	Principal occupation(s) during past five years, Number of funds in Columbia Funds Complex overseen by trustee, Other directorships held

David M. Moffett (born 1952)
c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Boston, MA 02110 Trustee (since 2011)	Retired. Chief Executive Officer, Federal Home Loan Mortgage Corporation, from 2008 to 2009; Senior Adviser, Global Financial Services Group, Carlyle Group, Inc., from 2007 to 2008; Vice Chairman and Chief Financial Officer, U.S. Bancorp, from 1993 to 2007. Oversees 46; CIT Group Inc. (commercial and consumer finance), eBay Inc. (online trading community), MBIA Corp (financial service provider), E.W. Scripps Co. (print and television media), Building Materials Holding Corp. (building materials and construction services), and University of Oklahoma Foundation.

Charles R. Nelson (born 1942)
c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Boston, MA 02110 Trustee (since 1981)	Professor of Economics, University of Washington, since January 1976; Ford and Louisa Van Voorhis Professor of Political Economy, University of Washington, since September 1993; Adjunct Professor of Statistics, University of Washington, since September 1980; Associate Editor, Journal of Money Credit and Banking, 1993-2008; Consultant on econometric and statistical matters. Oversees 46; None

John J. Neuhauser (born 1943)
c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Boston, MA 02110 Trustee (since 1984)	President, Saint Michael’s College, since August 2007; Director or Trustee of several non-profit organization, including Fletcher Allen Health Care, Inc.; University Professor, Boston College from November 2005 to August 2007; Academic Vice President and Dean of Faculties, Boston College from August 1999 to October 2005. Oversees 46; Liberty All-Star Equity Fund and Liberty All-Star Growth Fund, Inc. (closed-end funds)

Jonathan Piel (born 1938)
c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Boston, MA 02110 Trustee (since 1994)	Cable television producer and website designer; The Editor, Scientific American from 1984 to 1994; Vice President, Scientific American, Inc., from 1984 to 1994; Member, Advisory Board, Stone Age Institute, Bloomington, Indiana (research institute that explores the effect of technology on human evolution); Member, Board of Directors of the National Institute of Social Sciences, New York City; Member, Board of Trustees of the William Alanson White Institute, New York City (institution for training psychoanalysts); and Member, Advisory Board, Mount Sinai Children’s Environmental Health Center, New York. Oversees 46; None

Patrick J. Simpson (born 1944)
c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Boston, MA 02110 Trustee (since 2000)	Partner, Perkins Coie LLP (law firm). Oversees 46; None

Anne-Lee Verville (born 1945)
c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Boston, MA 02110 Trustee (since 1998)	Retired since 1997 (formerly General Manager–Global Education Industry from 1994 to 1997, President–Application Systems Division from 1991 to 1994, Chief Financial Officer–US Marketing & Services from 1988 to 1991, and Chief Information Officer from 1987 to 1988, IBM Corporation (computer and technology)). Oversees 46; Enesco Group, Inc. (producer of giftware and home and garden decor products) from 2001 to 2006

35

Fund Governance (continued)

Interested Trustee

Name, address and year of birth, Position with funds, Year first elected or appointed to office	Principal occupation(s) during past five years, Number of funds in Columbia Funds Complex overseen by trustee, Other directorships held

Michael A. Jones (born 1959)
c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Boston, MA 02110 Trustee (since 2011) Senior Vice President (since 2010)	President and Director, Columbia Management Investment Advisers, LLC since May 2010; President and Director, Columbia Management Investment Distributors, Inc. since May 2010; Manager, Chairman, Chief Executive Officer and President, Columbia Management Advisors, LLC from 2007 to April 2010; Chief Executive Officer, President and Director, Columbia Management Distributors, Inc. from November 2006 to April 2010; previously, co-president and senior managing director at Robeco Investment Management. Oversees 46; None

The Statement of Additional Information includes additional information about the Trustees of the Funds and is available, without charge, upon request by calling 1-800-345-6611.

36

Fund Governance (continued)

Officers

Name, year of birth and address	Principal occupation(s) during the past five years

J. Kevin Connaughton (born 1964)
225 Franklin Street Boston, MA 02110 President (since 2009)	Senior Vice President and General Manager–Mutual Fund Products, Columbia Management Investment Advisers, LLC since May 2010; President, Columbia Funds, since 2009, and RiverSource Funds, since May 2010 (previously Senior Vice President and Chief Financial Officer, Columbia Funds, from June 2008 to January 2009, Treasurer, Columbia Funds, from October 2003 to May 2008, and senior officer of various other affiliated funds since 2000); Managing Director, Columbia Management Advisors, LLC from December 2004 to April 2010.

Michael G. Clarke (born 1969)
225 Franklin Street Boston, MA 02110 Treasurer (since 2011) and Chief Financial Officer (since 2009)	Vice President, Columbia Management Investment Advisers, LLC since May 2010; Managing Director of Fund Administration, Columbia Management Advisors, LLC, from September 2004 to April 2010; senior officer of Columbia Funds and affiliated funds since 2002.

Scott R. Plummer (born 1959)
5228 Ameriprise Financial Center Minneapolis, MN 55474 Senior Vice President, Secretary and Chief Legal Officer (since 2010)	Chief Legal Officer and Assistant Secretary, Columbia Management Investment Advisers, LLC since June 2005; Vice President and Lead Chief Counsel–Asset Management, Ameriprise Financial, Inc. since May 2010 (previously Vice President and Chief Counsel–Asset Management, from 2005 to April 2010, and Vice President–Asset Management Compliance from 2004 to 2005); Vice President, Chief Counsel and Assistant Secretary, Columbia Management Investment Distributors, Inc. since 2008; Vice President, General Counsel and Secretary, Ameriprise Certificate Company since 2005; Chief Counsel, RiverSource Distributors, Inc. since 2006; Vice President, General Counsel and Secretary, RiverSource Funds, since December 2006; Senior Vice President, Secretary and Chief Legal Officer, Columbia Funds, since May 2010.

Linda J. Wondrack (born 1964)
225 Franklin Street Boston, MA 02110 Senior Vice President and Chief Compliance Officer (since 2007)	Vice President and Chief Compliance Officer, Columbia Management Investment Advisers, LLC since May 2010; Chief Compliance Officer, Columbia Funds, since 2007, and RiverSource Funds, since May 2010; Director (Columbia Management Group, LLC and Investment Product Group Compliance), Bank of America, from June 2005 to April 2010; Director of Corporate Compliance and Conflicts Officer of MFS Investment Management (investment management) from August 2004 to May 2005.

William F. Truscott (born 1960)
53600 Ameriprise Financial Center Minneapolis, MN 55474 Senior Vice President (since 2010)	Chairman of the Board, Columbia Management Investment Advisers, LLC since May 2010 (previously President, Chairman of the Board and Chief Investment Officer, from 2001 to April 2010); Chief Executive Officer, U.S. Asset Management & President, Annuities, Ameriprise Financial, Inc. since May 2010 (previously President–U.S. Asset Management and Chief Investment Officer from 2005 to April 2010, and Senior Vice President–Chief Investment Officer, from 2001 to 2005); Director, President and Chief Executive Officer, Ameriprise Certificate Company since 2006; Director, Columbia Management Investment Distributors, Inc. since May 2010 (previously Chairman of the Board and Chief Executive Officer from 2008 to April 2010); Chairman of the Board and Chief Executive Officer, RiverSource Distributors, Inc. since 2006.

37

Fund Governance (continued)

Officers (continued)

Name, year of birth and address	Principal occupation(s) during the past five years

Colin Moore (born 1958)
225 Franklin Street Boston, MA 02110 Senior Vice President (since 2010)	Director and Chief Investment Officer, Columbia Management Investment Advisers, LLC since May 2010; Manager, Managing Director and Chief Investment Officer of Columbia Management Advisors, LLC from 2007 to April 2010; Head of Equities, Columbia Management Advisors, LLC from 2002 to 2007.

Amy Johnson (born 1965)
5228 Ameriprise Financial Center Minneapolis, MN 55474 Vice President (since 2010)	Senior Vice President and Chief Operating Officer, Columbia Management Investment Advisers, LLC since May 2010 (previously Chief Administrative Officer, from 2009 until April 2010, Vice President–Asset Management and Trust Company Services, from 2006 to 2009, and Vice President–Operations and Compliance from 2004 to 2006).

Joseph F. DiMaria (born 1968)
225 Franklin Street Boston, MA 02110 Vice President (since 2011) and Chief Accounting Officer (since 2008)	Vice President, Mutual Fund Administration, Columbia Management Investment Advisers, LLC, since May 2010; Director of Fund Administration, Columbia Management Advisors, LLC from January 2006 to April 2010; Head of Tax/Compliance and Assistant Treasurer, Columbia Management Advisors, LLC, from November 2004 to December 2005.

Stephen T. Welsh (born 1957)
225 Franklin Street Boston, MA 02110 Vice President (since 2006)	President and Director, Columbia Management Investment Services Corp. since May 2010; President and Director, Columbia Management Services, Inc. from July 2004 to April 2010; Managing Director, Columbia Management Distributors, Inc. from August 2007 to April 2010.

Paul D. Pearson (born 1956)
5228 Ameriprise Financial Center Minneapolis, MN 55474 Vice President and Assistant Treasurer (since 2011)	Vice President, Investment Accounting, Columbia Management Investment Advisers, LLC, since May 2010; Vice President, Managed Assets, Investment Accounting, Ameriprise Financial Corporation.

Paul B. Goucher (born 1968)
5228 Ameriprise Financial Center Minneapolis, MN 55474 Vice President and Assistant Treasurer (since 2010)	Vice President and Chief Counsel of Ameriprise Financial since January 2010 (formerly Vice President and Group Counsel from November 2008 to January 2010); Director, Managing Director and General Counsel of J. & W. Seligman & Co. Incorporated (Seligman) from July 2008 to November 2008 and Managing Director and Associate General Counsel of Seligman from January 2005 to July 2008.

Christopher O. Petersen (born 1970)
5228 Ameriprise Financial Center Minneapolis, MN 55474 Vice President and Assistant Treasurer (since 2010)	Vice President and Chief Counsel, Ameriprise Financial since January 2010 (formerly Vice President and Group Counsel or Counsel from April 2004 to January 2010); Assistant Secretary of RiverSource Funds since January 2007.

Michael E. DeFao (born 1968)
5228 Ameriprise Financial Center Minneapolis, MN 55474 Vice President and Assistant Treasurer (since 2011)	Vice President and Chief Counsel, Ameriprise Financial since May 2010; Associate General Counsel Bank of America from June 2005 to April 2010.

38

Shareholder Meeting Results

At a Joint Special Meeting of Shareholders held on February 15, 2011, shareholders of the Fund considered a proposal to approve a proposed amendment to the Investment Management Services Agreement with Columbia Management Investment Advisers, LLC. The proposal was approved as follows:

Votes For	Votes Against	Abstentions	Broker Non-Votes
30,994,030	1,257,626	398,387	0

39

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40

Important Information About This Report

The fund mails one shareholder report to each shareholder address. If you would like more than one report, please call shareholder services at 1-800-345-6611 and additional reports will be sent to you. This report has been prepared for shareholders of Columbia Pacific/Asia Fund.

A description of the policies and procedures that the fund uses to determine how to vote proxies and a copy of the fund’s voting records are available (i) at www.columbiamanagement.com, (ii) on the Securities and Exchange Commission’s website at www.sec.gov, and (iii) without charge, upon request, by calling 1-800-368-0346. Information regarding how the fund voted proxies relating to portfolio securities during the 12-month period ended June 30 is available from the SEC’s website. Information regarding how the fund voted proxies relating to portfolio securities is also available from the fund’s website, www.columbiamanagement.com.

The fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The fund’s Form N-Q is available on the SEC’s website at www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling
1-800-SEC-0330.

Transfer Agent

Columbia Management Investment Services Corp.

P.O. Box 8081

Boston, MA 02266-8081

1-800-345-6611

Distributor

Columbia Management Investment

Distributors, Inc.

225 Franklin Street

Boston, MA 02110

Investment Manager

Columbia Management Investment Advisers, LLC

225 Franklin Street

Boston, MA 02110

41

Columbia Pacific/Asia Fund

P.O. Box 8081

Boston, MA 02266-8081

columbiamanagement.com

This information is for use with concurrent or prior delivery of a fund prospectus. Investors should consider the investment objectives, risks, charges and expenses of a mutual fund carefully before investing. For a free prospectus, which contains this and other important information about the funds, visit columbiamanagement.com. Read the prospectus carefully before investing. The Fund is distributed by Columbia Management Investment Distributors, Inc., member FINRA, and managed by Columbia Management Investment Advisers, LLC.

©2011 Columbia Management Investment Advisers, LLC. All rights reserved.

C-1156 A (05/11)

Columbia Select Large Cap Growth Fund

Annual Report for the Period Ended March 31, 2011

The views expressed in this report reflect the current views of the respective parties. These views are not guarantees of future performance and involve certain risks, uncertainties and assumptions that are difficult to predict, so actual outcomes and results may differ significantly from the views expressed. These views are subject to change at any time based upon economic, market or other conditions and the respective parties disclaim any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Columbia Fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any particular Columbia Fund. References to specific securities should not be construed as a recommendation or investment advice.

President’s Message

Dear Shareholder:

The Columbia Management story began over 100 years ago, and today, we are one of the nation’s largest dedicated asset managers. The recent acquisition by Ameriprise Financial, Inc. brings together the talents, resources and capabilities of Columbia Management with those of RiverSource Investments, Threadneedle (acquired by Ameriprise in 2003) and Seligman Investments (acquired by Ameriprise in 2008) to build a best-in-class asset management business that we believe is truly greater than its parts.

RiverSource Investments traces its roots to 1894 when its then newly-founded predecessor, Investors Syndicate, offered a face-amount savings certificate that gave small investors the opportunity to build a safe and secure fund for retirement, education or other special needs. A mutual fund pioneer, Investors Syndicate launched Investors Mutual Fund in 1940. In the decades that followed, its mutual fund products and services lineup grew to include a full spectrum of styles and specialties. More than 110 years later, RiverSource continues to be a trusted financial products leader.

Threadneedle, a leader in global asset management and one of Europe’s largest asset managers, offers sophisticated international experience from a dedicated U.K. management team. Headquartered in London, it is named for Threadneedle Street in the heart of the city’s financial district, where British investors pioneered international and global investing. Threadneedle was acquired in 2003 and today operates as an affiliate of Columbia Management.

Seligman Investments’ beginnings date back to the establishment of the investment firm J. & W. Seligman & Co. in 1864. In the years that followed, Seligman played a major role in the geographical expansion and industrial development of the United States. In 1874, President Ulysses S. Grant named Seligman as fiscal agent for the U.S. Navy — an appointment that would last through World War I. Seligman helped finance the westward path of the railroads and the building of the Panama Canal. The firm organized its first investment company in 1929 and began managing its first mutual fund in 1930. In 2008, J. & W. Seligman & Co. Incorporated was acquired and Seligman Investments became an offering brand of RiverSource Investments, LLC.

We are proud of the rich and distinctive history of these firms, the strength and breadth of products and services they offer, and the combined cultures of pioneering spirit and forward thinking. Together we are committed to providing more for our shareholders than ever before.

■

A singular focus on our shareholders. Our business is asset management, so investors are our first priority. We dedicate our resources to identifying timely investment opportunities and provide a comprehensive choice of equity, fixed-income and alternative investments to help meet your individual needs.

■

First-class research and thought leadership. We are dedicated to helping you take advantage of today’s opportunities and anticipate tomorrow’s. We stay abreast of the latest investment trends and ideas, using our collective insight to evaluate events and transform them into solutions you can use.

■

A disciplined investment approach. We aren’t distracted by passing fads. Our teams adhere to a rigorous investment process that helps ensure the integrity of our products and enables you and your financial advisor to match our solutions to your objectives with confidence.

When you choose Columbia Management, you can be confident that we will take the time to understand your needs and help you and your financial advisor identify the solutions that are right for you. Because at Columbia Management, we don’t consider ourselves successful unless you are.

Sincerely,

J. Kevin Connaughton

President, Columbia Funds

Investors should consider the investment objectives, risks, charges and expenses of a mutual fund carefully before investing. For a free prospectus, which contains this and other important information about the funds, visit www.columbiamanagement.com. The prospectus should be read carefully before investing.

Columbia Funds are distributed by Columbia Management Investment Distributors, Inc., member FINRA, and managed by Columbia Management Investment Advisers, LLC.

© 2011 Columbia Management Investment Advisers, LLC. All rights reserved.

Fund Profile – Columbia Select Large Cap Growth Fund

Summary

■	For the 12-month period that ended March 31, 2011, the fund’s Class A shares returned 28.58% without sales charge.

■

The fund solidly outperformed both the 18.26% return of its benchmark, the Russell 1000 Growth Index[1], and the 16.06% average return of its peer group, the Lipper Large-Cap Growth Funds Classification.[2]

■

Positive stock selection in the information technology and consumer discretionary sectors was the main driver of the fund’s strong return. Meanwhile, the fund’s holdings in energy and financials tempered results, as did an overweight in health care and an underweight in industrials.

Portfolio Management

Thomas Galvin, lead manager, has managed or co-managed the fund since 2008 and the predecessor fund since 2003. He has been associated with the fund’s adviser or the fund’s previous adviser or its predecessors since 2003.

Richard A. Carter has co-managed the fund since 2009 and has been associated with the fund’s adviser or the fund’s previous adviser or its predecessors since 2003.

Todd D. Herget has co-managed the fund since 2009 and has been associated with the fund’s adviser or the fund’s previous adviser or its predecessors since 1998.

[1]	The Russell 1000 Growth Index measures the performance of those Russell 1000 Index companies with higher price-to-book ratios and higher forecasted growth values.

[2]

Lipper Inc., a widely respected data provider in the industry, calculates an average total return (assuming reinvestment of distributions) for mutual funds with investment objectives similar to those of the fund. Lipper makes no adjustment for the effect of sales loads.

Indices are not available for investment, are not professionally managed and do not reflect sales charges, fees, brokerage commissions, taxes or other expenses of investing. Securities in the fund may not match those in an index.

Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. Please visit www.columbiamanagement.com for daily and most recent month-end performance updates.

Summary

1-year return as of 03/31/11

+28.58% Class A shares (without sales charge)

+18.26% Russell 1000 Growth Index

Morningstar Style BoxTM

Equity Style

The Morningstar Style BoxTM is based on the fund’s portfolio holdings. For equity funds, the vertical axis shows the market capitalization of the stocks owned, and the horizontal axis shows investment style (value, blend, or growth). Information shown is based on the most recent data provided by Morningstar.

© 2011 Morningstar, Inc. All rights reserved. The Morningstar information contained herein: (1) is proprietary to Morningstar and/or its content providers; (2) may not be copied or distributed; and (3) is not warranted to be accurate, complete or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of this information.

1

Economic Update – Columbia Select Large Cap Growth Fund

Summary

For the 12-month period that ended March 31, 2011

■

The U.S. stock market, as measured by the S&P 500 Index, delivered solid returns, despite a summer 2010 correction. Foreign stock market returns were also positive, as measured by the MSCI EAFE Index (Net).

S&P Index	MSCI Index

15.65%	10.42%

■

Strengthening economic growth and rising interest rates kept a lid on most bond market sectors. The Barclays Capital Aggregate Bond Index delivered modest results. However, high-yield bonds were strong performers, as measured by the JPMorgan Developed BB High Yield Index.

Barclays Aggregate Index	JPMorgan Index

5.12%	13.04%

The U.S. economy continued to expand at a solid but uneven pace over the past 12 months, as measured by gross domestic product (GDP). Although lackluster second quarter 2010 GDP growth raised fears that the economy was losing steam and might lapse back into recession, the pace picked up in the third quarter of 2010, inspiring confidence among consumers, businesses and investors. GDP expanded by 2.6% in the third quarter and 3.1% in the fourth quarter. With the Federal Reserve Board (the Fed) providing additional monetary stimulus to shore up economic growth and the extension of key tax cuts for the next two years, expectations are for continued growth in 2011. However, early estimates of first quarter 2011 growth place it just under 2.0%, a disappointment after two strong quarters and a pick-up in employment.

Consumer spending on cars, clothing and other goods generally trended higher during the 12-month period, accelerating in the fourth quarter of 2010. Holiday spending rose 5.5% between November 5, 2010 and December 24, 2010, in all retail categories, excluding automobiles, compared with the same period in 2009, according to MasterCard Advisors’ SpendingPulse, which tracks spending on all transactions including cash. Personal income surged in January 2011 as payroll tax cuts kicked in. The personal savings rate edged higher, ending February, the last month for which data was available, at 5.8%.

News on the job front was increasingly positive. A good portion of the jobs added in March, April and May of 2010 were temporary, government-sponsored census positions, which began to unwind in June, July and August 2010. However, private sector payroll employment began to trend higher in the third quarter, massive layoffs declined and job growth turned solidly positive, with the addition of 444,000 new jobs in the first quarter of 2011.

Despite some glimmers of improvement early in 2010, the housing market remained troublesome throughout the period. Both new and existing home sales fell after a federal tax credit for new and repeat homebuyers expired. Distressed properties pressured prices and foreclosures continued — another drag on prices. The inventory of unsold homes ended the period higher than it started, at 8.9 and 8.6 months for new and existing homes, respectively, according to the National Association of Realtors and a joint release from the U.S. Census Bureau and the U.S. Department of Housing and Urban Development. The new year brought more disappointing news: Existing home sales fell in January 2011 after three months of sustained improvement. Tight credit and weak appraisals were cited as possible reasons for the decline.

Reports from the business side of the economy were generally positive. A key measure of the nation’s manufacturing situation — the Institute for Supply Management’s Index — took a somewhat surprising turn higher in the final months of the period. Technology spending rose 12% in 2010, according to the NPD Group, a national marketing research firm. Purchases of computers, networking and software returned to prerecession levels. Industrial production rose over the period, and manufacturing capacity utilized, per the report issued by the Fed — a key measure of the health of the manufacturing sector — edged higher.

2

Economic Update (continued) – Columbia Select Large Cap Growth Fund

Stocks moved higher despite summer 2010 decline

Against a strengthening economic backdrop, stock prices continued to rally despite a summer 2010 setback linked to a debt crisis brewing in Europe, which raised concerns among U.S. investors. These fears were short-lived and stocks regained their footing. In this environment, the S&P 500 Index1 returned 15.65% for the 12 months through March 31, 2011. Outside the United States, stock markets also delivered solid gains. The MSCI EAFE Index (Net),2 a broad gauge of stock market performance in foreign developed markets, returned 10.42% (in U.S. dollars) for the 12-month period, as concerns about the impact of a bailout for weak euro zone economies eased yet continued to restrain market performance. Emerging stock markets were strong. The MSCI Emerging Markets Index (Net)3 returned 18.46% (in U.S. dollars) for the 12-month period.

Bonds delivered modest returns

As the economy strengthened and interest rates edged higher, most bond sectors delivered modest returns. The Barclays Capital Aggregate Bond Index4 returned 5.12%. High-yield bonds led the fixed-income markets. For the 12 months covered by this report, the JPMorgan Developed BB High Yield Index5 returned 13.04% as default fears abated and investors grew more comfortable with risk. Despite rising yields in the second half of the period, the Treasury market was also positive. The Barclays Capital U.S. Treasury Index6 returned 4.53%. However, municipal bonds struggled in the second half of the period, as interest rates inched higher and issue supply surged ahead of the year-end expiration of the Build America Bonds program. The Barclays Capital Municipal Bond Index7 gained 1.63% for the period. Despite positive economic activity, the Fed kept a key short-term interest rate — the federal funds rate — close to zero, reflecting ongoing concerns about employment and the housing market.

Past performance is no guarantee of future results.

[1]	The Standard & Poor’s (S&P) 500 Index tracks the performance of 500 widely held, large-capitalization U.S. stocks.

[2]

The Morgan Stanley Capital International Europe, Australasia, Far East (MSCI EAFE) Index (Net) is a free float- adjusted market capitalization index that is designed to measure the equity market performance of developed markets, excluding the U.S. & Canada. As of December 31, 2010, the MSCI EAFE Index (Net) consisted of the following 22 developed market country indices: Australia, Austria, Belgium, Denmark, Finland, France, Germany, Greece, Hong Kong, Ireland, Israel, Italy, Japan, the Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland and the United Kingdom.

[3]

The Morgan Stanley Capital International Emerging Markets (MSCI EM) Index (Net) is a free float-adjusted market capitalization index that is designed to measure equity market performance of emerging markets. As of December 31, 2010, the MSCI EM Index (Net) consisted of the following 21 emerging market country indices: Brazil, Chile, China, Colombia, Czech Republic, Egypt, Hungary, India, Indonesia, Korea, Malaysia, Mexico, Morocco, Peru, Philippines, Poland, Russia, South Africa, Taiwan, Thailand and Turkey.

[4]

The Barclays Capital Aggregate Bond Index is a market value-weighted index that tracks the daily price, coupon, pay-downs and total return performance of fixed-rate, publicly placed, dollar-denominated and non-convertible investment grade debt issues with at least $250 million par amount outstanding and with at least one year to final maturity.

[5]	The JPMorgan Developed BB High Yield Index is an unmanaged index designed to mirror the investable universe of the U.S. dollar developed, BB-rated, high yield corporate debt market.

[6]

The Barclays Capital U.S. Treasury Index includes public obligations of the U.S. Treasury. Treasury bills are excluded by the maturity constraint. In addition, certain special issues, such as state and local government series bonds (SLGs), as well as U.S.Treasury TIPS, are excluded. STRIPS are excluded from the index because their inclusion would result in double-counting.

[7]	The Barclays Capital Municipal Bond Index is considered representative of the broad market for investment-grade, tax-exempt bonds with a maturity of at least one year.

Indices are not available for investment, are not professionally managed and do not reflect sales charges, fees, brokerage commissions, taxes or other expenses of investing. Securities in the fund may not match those in an index.

3

Performance Information – Columbia Select Large Cap Growth Fund

Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. Please visit www.columbiamanagement.com for daily and most recent month-end performance updates.

Net asset value per share

as of 03/31/11 ($)
Class A	13.63
Class C	13.28
Class I	13.75
Class R	13.28
Class W	13.63
Class Z	13.74

Performance of a $10,000 investment 04/01/01 – 03/31/11

The chart above shows the change in value of a hypothetical $10,000 investment in Class A shares of Columbia Select Large Cap Growth Fund during the stated time period, and does not reflect the deduction of taxes that a shareholder may pay on fund distributions or on the redemption of fund shares.

Performance of a $10,000 investment 04/01/01 – 03/31/11 ($)

Sales charge	without	with
Class A	13,549	12,774
Class C	13,201	13,201
Class I	n/a	n/a
Class R	13,201	n/a
Class W	n/a	n/a
Class Z	13,658	n/a

Average annual total return as of 03/31/11 (%)

Share class	A		C		I	R	W	Z
Inception	09/28/07		09/28/07		09/27/10	12/31/04	09/27/10	10/01/97
Sales charge	without	with	without	with	without	without	without	without
1-year	28.58	21.16	27.69	26.69	n/a	28.31	n/a	29.01
5-year	6.58	5.34	6.03	6.03	n/a	6.22	n/a	6.75
10-year/Life	3.08	2.48	2.82	2.82	22.44	2.82	22.13	3.17

The “with sales charge” returns include the maximum initial sales charge of 5.75% for Class A shares and the applicable contingent deferred sales charge of 1.00% for Class C shares for the first year only. The “without sales charge” returns do not include the effect of sales charges. If they had, returns would be lower.

The Fund commenced operations on March 31, 2008. The returns of Class A and Class C shares shown for periods prior to March 31, 2008 include the returns of Class A shares or Class C shares, as applicable, of Large Cap Growth Fund, the predecessor to the Fund and a series of Excelsior Funds, Inc. (the “Predecessor Fund”), for periods after September 27, 2007, and also include the returns of Shares class shares of the Predecessor Fund for periods prior to September 28, 2007. The returns shown reflect applicable sales charges, but have not been adjusted to reflect differences in expenses. If differences in expenses had been reflected, the returns shown for the periods prior to September 28, 2007 would have been lower. The returns of the Class R shares shown for periods prior to March 31, 2008 include the returns of Retirement Shares class shares of the Predecessor Fund for periods after December 30, 2004, and include the returns of Shares class shares of the Predecessor Fund for periods prior to December 31, 2004. The returns shown reflect that Class R shares are sold without sales charges, but have not been adjusted to reflect differences in expenses. If differences in expenses had been reflected, the returns shown for periods prior to March 31, 2008 would have been lower. The returns of Class Z shares shown for periods prior to March 31, 2008 are those of the Shares class shares of the Predecessor Fund. The returns of Class Z shares shown have not been adjusted to reflect differences in expenses.

Performance results reflect any fee waivers or reimbursements of fund expenses by the Investment Manager and/or any of its affiliates. Absent these fee waivers or expense reimbursement arrangements, performance results would have been lower.

All results shown assume reinvestment of distributions. Class I and Class Z shares are sold at net asset value with no distribution and service (Rule 12b-1) fees. Class R shares are sold at net asset value with a distribution (Rule 12b-1) fee. Class W shares are sold at net asset value with a service (Rule 12b-1) fee. Class I, Class R, Class W and Class Z shares have limited eligibility and the investment minimum requirements may vary. Please see the fund’s prospectuses for details. Performance for different share classes will vary based on differences in sales charges and fees associated with each class.

Class I and Class W shares were initially offered on September 27, 2010.

The tables do not reflect the deduction of taxes that a shareholder may pay on fund distributions or on the redemption of fund shares.

4

Understanding Your Expenses – Columbia Select Large Cap Growth Fund

Estimating your actual expenses

To estimate the expenses that you paid over the period, first you will need your account balance at the end of the period:

■

For shareholders who receive their account statements from Columbia Management Investment Services Corp., your account balance is available online at www.columbiamanagement.com or by calling Shareholder Services at 800.345.6611.

■	For shareholders who receive their account statements from their financial intermediary, contact your financial intermediary to obtain your account balance.
1.	Divide your ending account balance by $1,000. For example, if an account balance was $8,600 at the end of the period, the result would be 8.6.
2.	In the section of the table below titled “Expenses paid during the period,” locate the amount for your share class. You will find this number in the column labeled “Actual.” Multiply this number by the result from step 1. Your answer is an estimate of the expenses you paid on your account during the period.

If the value of your account falls below the minimum initial investment requirement applicable to you, your account may be subject to a $20 annual fee. This fee is not included in the accompanying table. If you are subject to the fee, keep it in mind when you are estimating the ongoing expenses of investing in the fund and when comparing the expenses of this fund with other funds.

As a fund shareholder, you incur two types of costs. There are transaction costs and ongoing costs, which generally include investment advisory fees, distribution and service (Rule 12b-1) fees and other fund expenses. The information on this page is intended to help you understand the ongoing costs of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds.

Analyzing your fund’s expenses by share class

To illustrate these ongoing costs, we have provided an example and calculated the expenses paid by investors in each share class during the period. The information in the following table is based on an initial investment of $1,000, which is invested at the beginning of the period and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the “Actual” column is calculated using the fund’s actual operating expenses and total return for the period. The amount listed in the “Hypothetical” column for each share class assumes that the return each year is 5% before expenses and is calculated based on the fund’s actual operating expenses. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during this period.

Compare with other funds

Since all mutual funds are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing costs of investing in the fund with other funds. To do so, compare the 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the ongoing costs of investing in a fund and do not reflect any transaction costs, such as sales charges, redemption fees or exchange fees.

10/01/10 – 03/31/11
	Account value at the beginning of the period ($)		Account value at the end of the period ($)		Expenses paid during the period ($)		Fund’s annualized expense ratio (%)
	Actual	Hypothetical	Actual	Hypothetical	Actual	Hypothetical	Actual
Class A	1,000.00	1,000.00	1,220.20	1,018.70	6.92	6.29	1.25
Class C	1,000.00	1,000.00	1,217.20	1,014.96	11.06	10.05	2.00
Class I	1,000.00	1,000.00	1,223.30	1,019.79	5.72	5.20	1.03
Class R	1,000.00	1,000.00	1,219.50	1,017.45	8.30	7.54	1.50
Class W	1,000.00	1,000.00	1,220.20	1,018.34	7.32	6.66	1.32
Class Z	1,000.00	1,000.00	1,222.40	1,019.95	5.54	5.04	1.00

Expenses paid during the period are equal to the annualized expense ratio for the share class, multiplied by the average account value over the period, then multiplied by the number of days in the fund’s most recent fiscal half-year and divided by 365.

It is important to note that the expense amounts shown in the table are meant to highlight only ongoing costs of investing in the fund and do not reflect any transaction costs, such as sales charges, redemption fees or exchange fees. Therefore, the hypothetical examples provided may not help you determine the relative total costs of owning shares of different funds. If these transaction costs were included, your costs would have been higher.

5

Portfolio Managers’ Report – Columbia Select Large Cap Growth Fund

For the 12-month period that ended March 31, 2011, the fund’s Class A shares returned 28.58% without sales charge. The fund solidly outperformed both its benchmark, the Russell 1000 Growth Index, which returned 18.26%, and the 16.06% average return of the funds in its peer group, the Lipper Large-Cap Growth Funds Classification.

Stock selection in technology and consumer discretionary drove results

Stock selection in the information technology and consumer discretionary sectors buoyed the fund’s results relative to the benchmark. In technology, the Chinese-language Internet search engine Baidu (4.7% of net assets) rose solidly, as it continued to link the growing middle class of Chinese consumers to thousands of businesses, essentially providing a window to China’s economy. Data storage provider EMC (4.0% of net assets) also contributed to the sector’s strong returns, with a growing number of companies transitioning to cloud computing, which requires a substantial IT infrastructure. Akamai Technologies, which is best known for accelerating web content delivery, was a strong contributor as well. Akamai Technologies benefited from the increased consumption of online videos, which requires a significant amount of bandwidth for viewing. The position was sold by period end due to concerns about the company’s potential need to increase capital spending to keep pace with network traffic growth, as well as pricing pressure from competitors.

Several stocks in the consumer discretionary sector also proved advantageous. Priceline.com (3.6% of net assets) gained as the online travel company reported solid earnings and a favorable outlook, driven by strong international reservations. NetFlix (4.4% of net assets), the Internet subscription service that offers on-demand, Internet-streaming video and video rentals, also surged. The company increased its market share through its key partnerships with video-game consoles and mobile devices, which made NetFlix’s service more readily available to its customers. Finally, Amazon.com (4.8% of net assets) benefited from an upswing in e-commerce, which continued to gain market share as a percentage of total retail sales. Amazon.com also solidly executed its business plan and took market share from its e-commerce competitors.

Stock picks in energy and financials temper performance

Stock selection in energy and financials detracted from relative performance. An overweight in health care and an underweight in industrials also held back the fund’s returns. In energy, natural gas and oil producer EOG Resources (3.0% of net assets) suffered as it lowered its projected production volumes and natural gas prices remained depressed. The fund maintained its position in the stock, as we believe the company will eventually benefit from its plan to shift its focus from natural gas to oil, even though the transition is occurring at a slower pace than the company expected.

Futures and options exchange operator CME Group was the top detractor among the fund’s financials holdings. Due to increased concerns about competition and regulation resulting from industry consolidation, as well as muted trading volume growth, this stock was sold during the period. Asset manager T. Rowe Price Group also detracted from returns. We sold the stock to fund a position in another asset manager, Franklin Resources (4.1% of net assets), which we believe oversees a more diverse asset mix and maintains a broader international presence.

Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. Please visit www.columbiamanagement.com for daily and most recent month-end performance updates.

Top 10 Holdings

as of 03/31/11 (%)
Amazon.com	4.8
Baidu	4.7
NetFlix	4.4
Cognizant Technology Solutions	4.4
Salesforce.com	4.3
Franklin Resources	4.1
Chipotle Mexican Grill	4.1
QUALCOMM	4.0
EMC	4.0
Precision Castparts	3.9

Top 5 Sectors

as of 03/31/11 (%)
Information Technology	31.9
Health Care	21.1
Consumer Discretionary	19.0
Industrials	9.1
Energy	6.6

The fund is actively managed and the composition of its portfolio will change over time. Information provided is calculated as a percentage of net assets.

6

Portfolio Managers’ Report (continued) – Columbia Select Large Cap Growth Fund

Looking ahead

After the recent economic downturn, companies cut costs to improve their earnings. This strategy was initially effective for many companies. However, they must now find new ways to generate earnings. While the investment environment remains challenging in light of sluggish growth and higher costs, we do believe there are solid investment opportunities to be had.

We believe that innovative companies with high levels of research and development that drive product cycles and invest in sales and distribution channels should be able to gain a competitive advantage. While there may not be hundreds of such companies, we believe there are enough to amplify the portfolio. Specifically, we are focusing our research efforts in technology, which should benefit from companies looking to increase productivity. Health care is also an area of interest, as the baby boomer generation ages and health care costs rise.

Portfolio characteristics and holdings are subject to change periodically and may not be representative of current holdings and characteristics. The outlook for the fund may differ from that presented for other Columbia Funds.

Equity securities are affected by stock market fluctuations that occur in response to economic and business developments.

Investing in growth stocks incurs the possibility of losses because their prices are sensitive to changes in current or expected earnings.

7

Investment Portfolio – Columbia Select Large Cap Growth Fund

March 31, 2011

Common Stocks – 97.9%

	Shares	Value ($)
Consumer Discretionary – 19.0%
Hotels, Restaurants & Leisure – 4.1%
Chipotle Mexican Grill, Inc. (a)	712,290	194,006,427

Hotels, Restaurants & Leisure Total		194,006,427

Internet & Catalog Retail – 12.8%
Amazon.com, Inc. (a)	1,263,855	227,658,201
NetFlix, Inc. (a)	884,610	209,944,492
priceline.com, Inc. (a)	342,575	173,493,683

Internet & Catalog Retail Total		611,096,376

Textiles, Apparel & Luxury Goods – 2.1%
Lululemon Athletica, Inc. (a)	1,146,636	102,107,936

Textiles, Apparel & Luxury Goods Total		102,107,936

Consumer Discretionary Total		907,210,739

Consumer Staples – 2.9%
Personal Products – 2.9%
Estée Lauder Companies, Inc., Class A	1,450,300	139,750,908

Personal Products Total		139,750,908

Consumer Staples Total		139,750,908

Energy – 6.6%
Energy Equipment & Services – 3.6%
FMC Technologies, Inc. (a)	1,826,689	172,585,577

Energy Equipment & Services Total		172,585,577

Oil, Gas & Consumable Fuels – 3.0%
EOG Resources, Inc.	1,212,030	143,637,675

Oil, Gas & Consumable Fuels Total		143,637,675

Energy Total		316,223,252

Financials – 4.1%
Capital Markets – 4.1%
Franklin Resources, Inc.	1,576,200	197,151,096

Capital Markets Total		197,151,096

Financials Total		197,151,096

Health Care – 21.1%
Biotechnology – 5.8%
Alexion Pharmaceuticals, Inc. (a)	1,116,630	110,189,049
Celgene Corp. (a)	2,931,540	168,651,496

Biotechnology Total		278,840,545

	Shares	Value ($)
Health Care Equipment & Supplies – 3.0%
St. Jude Medical, Inc.	2,820,540	144,580,880

Health Care Equipment & Supplies Total		144,580,880

Health Care Providers & Services – 2.9%
Medco Health Solutions, Inc. (a)	2,444,101	137,260,712

Health Care Providers & Services Total		137,260,712

Life Sciences Tools & Services – 2.0%
QIAGEN N.V. (a)	4,763,791	95,514,009

Life Sciences Tools & Services Total		95,514,009

Pharmaceuticals – 7.4%
Allergan, Inc.	2,544,330	180,698,317
Novo Nordisk A/S, ADR	1,394,057	174,577,758

Pharmaceuticals Total		355,276,075

Health Care Total		1,011,472,221

Industrials – 9.1%
Aerospace & Defense – 3.9%
Precision Castparts Corp.	1,265,220	186,215,079

Aerospace & Defense Total		186,215,079

Air Freight & Logistics – 5.2%
C.H. Robinson Worldwide, Inc.	1,513,960	112,229,855
Expeditors International of Washington, Inc.	2,708,513	135,804,842

Air Freight & Logistics Total		248,034,697

Industrials Total		434,249,776

Information Technology – 31.9%
Communications Equipment – 10.8%
F5 Networks, Inc. (a)	1,775,849	182,148,832
Juniper Networks, Inc. (a)	3,348,685	140,912,665
QUALCOMM, Inc.	3,503,850	192,116,095

Communications Equipment Total		515,177,592

Computers & Peripherals – 4.0%
EMC Corp. (a)	7,138,380	189,523,989

Computers & Peripherals Total		189,523,989

Internet Software & Services – 8.4%
Baidu, Inc., ADR (a)	1,632,650	224,995,497
Google, Inc., Class A (a)	304,149	178,295,185

Internet Software & Services Total		403,290,682

See Accompanying Notes to Financial Statements.

8

Columbia Select Large Cap Growth Fund

March 31, 2011

Common Stocks (continued)

	Shares	Value ($)
Information Technology (continued)
IT Services – 4.4%
Cognizant Technology Solutions Corp., Class A (a)	2,571,730	209,338,822

IT Services Total		209,338,822

Software – 4.3%
Salesforce.com, Inc. (a)	1,551,600	207,262,728

Software Total		207,262,728

Information Technology Total		1,524,593,813

Materials – 3.2%
Chemicals – 3.2%
Praxair, Inc.	1,483,763	150,750,321

Chemicals Total		150,750,321

Materials Total		150,750,321

Total Common Stocks (cost of $3,690,942,264)		4,681,402,126

Short-Term Obligation – 3.7%
	Par ($)
Repurchase agreement with Fixed Income Clearing Corp., dated 03/31/11, due 04/01/11 at 0.070%, collateralized by a U.S. Government Agency obligation maturing 10/15/14, market value $182,606,775 (repurchase proceeds $179,026,348)	179,026,000	179,026,000

Total Short-Term Obligation (cost of $179,026,000)		179,026,000

Total Investments – 101.6% (cost of $3,869,968,264) (b)		4,860,428,126

Other Assets & Liabilities, Net – (1.6)%		(78,604,096)

Net Assets – 100.0%		4,781,824,030

Notes to Investment Portfolio:

(a)	Non-income producing security.

(b)	Cost for federal income tax purposes is $3,875,561,122.

Generally accepted accounting principles (GAAP) require disclosure regarding the inputs and valuation techniques used to measure fair value and any changes in valuation inputs or techniques. In addition, investments shall be disclosed by major category.

The Fund categorizes its fair value measurements according to a three-level hierarchy that maximizes the use of observable inputs and minimizes the use of unobservable inputs by prioritizing that the most observable input be used when available. Observable inputs are those that market participants would use in pricing an investment based on market data obtained from sources independent of the reporting entity. Unobservable inputs are those that reflect the Fund’s assumptions about the information market participants would use in pricing an investment. An investment’s level within the fair value hierarchy is based on the lowest level of any input that is deemed significant to the asset or liability’s fair value measurement. The input levels are not necessarily an indication of the risk or liquidity associated with investments at that level. For example, certain U.S. government securities are generally high quality and liquid, however, they are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market.

Fair value inputs are summarized in the three broad levels listed below:

•

Level 1 — Valuations based on quoted prices for investments in active markets that the Fund has the ability to access at the measurement date (including NAV for open-end mutual funds). Valuation adjustments are not applied to Level 1 investments.

•	Level 2 — Valuations based on other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.).

•	Level 3 — Valuations based on significant unobservable inputs (including the Fund’s own assumptions and judgment in determining the fair value of investments).

Inputs that are used in determining fair value of an investment may include price information, credit data, volatility statistics, and other factors. These inputs can be either observable or unobservable. The availability of observable inputs can vary between investments, and is affected by various factors such as the type of investment, and the volume and level of activity for that investment or similar investments in the marketplace. The inputs will be considered by the Investment Manager, along with any other relevant factors in the calculation of an investment’s fair value. The Fund uses prices and inputs that are current as of the measurement date, which may include periods of market dislocations. During these periods, the availability of prices and inputs may be reduced for many investments. This condition could cause an investment to be reclassified between the various levels within the hierarchy. Non-U.S. equity securities actively traded in foreign markets may be reflected in Level 2 despite the availability of closing prices, because the Fund evaluates and determines whether those closing prices reflect fair value at the close of the New York Stock Exchange (NYSE) or require adjustment, as described in Note 2 to the financial statements — Security Valuation.

Investments falling into the Level 3 category are primarily supported by quoted prices from brokers and dealers participating in the market for those investments. However, these may be classified as Level 3 investments due to lack of market transparency and corroboration to support these quoted prices. Additionally, valuation models may be used as the pricing source for any remaining investments classified as Level 3. These models rely on one or more significant unobservable inputs and/or significant assumptions by the Investment Manager. Inputs used in valuations may include, but are not limited to, financial statement analysis, capital account balances, discount rates and estimated cash flows, and comparable company data.

The following table is a summary of the inputs used to value the Fund’s investments as of March 31, 2011:

Description	Quoted Prices (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Total Common Stocks	$4,681,402,126	$—	$—	$4,681,402,126

Total Short-Term Obligation	—	179,026,000	—	179,026,000

Total Investments	$4,681,402,126	$179,026,000	$—	$4,860,428,126

The Fund’s assets assigned to the Level 2 input category represent certain short-term obligations which are valued using amortized cost, an income approach which

See Accompanying Notes to Financial Statements.

9

Columbia Select Large Cap Growth Fund

March 31, 2011

converts future cash flows to a present value based upon the discount or premium at purchase.

There were no significant transfers of financial assets between Levels 1 and 2 during the period.

At March 31, 2011, the Fund held investments in the following sectors:

Sector (Unaudited)	% of Net Assets
Information Technology	31.9
Health Care	21.1
Consumer Discretionary	19.0
Industrials	9.1
Energy	6.6
Financials	4.1
Materials	3.2
Consumer Staples	2.9

97.9
Short-Term Obligation	3.7
Other Assets & Liabilities, Net	(1.6)

100.0

Acronym	Name
ADR	American Depositary Receipt

See Accompanying Notes to Financial Statements.

10

Statement of Assets and Liabilities – Columbia Select Large Cap Growth Fund

March 31, 2011

		($)
Assets	Total investments, at identified cost	3,869,968,264

	Total investments, at value	4,860,428,126
	Cash	924
	Receivable for:
	Investments sold	24,935,856
	Fund shares sold	15,337,651
	Dividends	3,356,360
	Interest	348
	Foreign tax reclaims	694,608
	Trustees’ deferred compensation plan	38,888
	Prepaid expenses	24,390

	Total Assets	4,904,817,151

Liabilities	Expense reimbursement due to Investment Manager	7,313
	Payable for:
	Investments purchased	103,269,997
	Fund shares repurchased	15,428,019
	Investment advisory fee	2,001,805
	Administration fee	554,461
	Pricing and bookkeeping fees	11,747
	Transfer agent fee	1,084,955
	Trustees’ fees	1,237
	Custody fee	10,087
	Distribution and service fees	265,916
	Chief compliance officer expenses	796
	Trustees’ deferred compensation plan	38,888
	Other liabilities	317,900

	Total Liabilities	122,993,121

	Net Assets	4,781,824,030

Net Assets Consist of	Paid-in capital	3,717,436,462
	Accumulated net investment loss	(34,097)
	Accumulated net realized gain	73,961,803
	Net unrealized appreciation (depreciation) on investments	990,459,862

	Net Assets	4,781,824,030

See Accompanying Notes to Financial Statements.

11

Statement of Assets and Liabilities (continued) – Columbia Select Large Cap Growth Fund

March 31, 2011

Class A	Net assets	$1,242,210,588
	Shares outstanding	91,149,297
	Net asset value per share	$13.63	(a)
	Maximum sales charge	5.75%
	Maximum offering price per share ($13.63/0.9425)	$14.46	(b)

Class C	Net assets	$14,523,004
	Shares outstanding	1,093,896
	Net asset value and offering price per share (a)	$13.28

Class I (c)	Net assets	$126,813,475
	Shares outstanding	9,221,144
	Net asset value, offering and redemption price per share	$13.75

Class R	Net assets	$2,925,645
	Shares outstanding	220,315
	Net asset value, offering and redemption price per share	$13.28

Class W (c)	Net assets	$41,767,991
	Shares outstanding	3,064,299
	Net asset value, offering and redemption price per share	$13.63

Class Z	Net assets	$3,353,583,327
	Shares outstanding	244,163,037
	Net asset value, offering and redemption price per share	$13.74

(a)	Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

(b)	On sales of $50,000 or more the offering price is reduced.

(c)	Class I and Class W shares commenced operations on September 27, 2010.

See Accompanying Notes to Financial Statements.

12

Statement of Operations – Columbia Select Large Cap Growth Fund

For the Year Ended March 31, 2011

		($) (a)
Investment Income	Dividends	14,749,561
	Interest	110,720
	Foreign taxes withheld	(412,820)

	Total Investment Income	14,447,461

Expenses	Investment advisory fee	18,091,873
	Administration fee	4,688,759
	Distribution fee:
	Class C	39,111
	Class R	7,066
	Service fee:
	Class A	2,038,896
	Class C	12,954
	Class W	26,872
	Transfer agent fee – Class A, Class C, Class R, Class W and Class Z	7,265,787
	Pricing and bookkeeping fees	140,717
	Trustees’ fees	99,294
	Custody fee	96,351
	Chief compliance officer expenses	3,797
	Other expenses	1,355,028

	Total Expenses	33,866,505

	Expense reductions	(384)

	Net Expenses	33,866,121

	Net Investment Loss	(19,418,660)

Net Realized and Unrealized Gain (Loss) on Investments	Net realized gain on investments	351,743,043
	Net change in unrealized appreciation (depreciation) on investments	605,481,661

	Net Gain	957,224,704

	Net Increase Resulting from Operations	937,806,044

(a)	Class I and Class W shares commenced operations on September 27, 2010.

See Accompanying Notes to Financial Statements.

13

Statement of Changes in Net Assets – Columbia Select Large Cap Growth Fund

		Year Ended March 31,
Increase (Decrease) in Net Assets		2011 ($)(a)(b)	2010 ($)
Operations	Net investment loss	(19,418,660)	(5,153,386)
	Net realized gain (loss) on investments	351,743,043	(19,265,914)
	Net change in unrealized appreciation (depreciation) on investments	605,481,661	567,509,777

	Net increase resulting from operations	937,806,044	543,090,477

	Net Capital Stock Transactions	1,565,789,704	917,467,650

	Total increase in net assets	2,503,595,748	1,460,558,127

Net Assets	Beginning of period	2,278,228,282	817,670,155
	End of period	4,781,824,030	2,278,228,282
	Accumulated net investment loss at end of period	(34,097)	(17,961)

(a)	Class I and Class W shares commenced operations on September 27, 2010.

(b)	Class I and Class W shares reflect activity for the period September 27, 2010 through March 31, 2011.

See Accompanying Notes to Financial Statements.

14

Statement of Changes in Net Assets (continued) – Columbia Select Large Cap Growth Fund

	Capital Stock Activity
	Year Ended March 31, 2011		Year Ended March 31, 2010
	Shares	Dollars ($)	Shares	Dollars ($)
Class A
Subscriptions	51,875,646	606,878,992	47,897,150	443,726,537
Redemptions	(15,170,970)	(176,280,576)	(5,418,094)	(51,525,015)

Net increase	36,704,676	430,598,416	42,479,056	392,201,522

Class C
Subscriptions	887,774	11,066,341	261,762	2,379,863
Redemptions	(104,918)	(1,200,978)	(60,010)	(552,119)

Net increase	782,856	9,865,363	201,752	1,827,744

Class I (a)(b)
Subscriptions	10,005,144	131,694,928	—	—
Redemptions	(784,000)	(10,141,541)	—	—

Net increase	9,221,144	121,553,387	—	—

Class R
Subscriptions	244,885	2,682,857	46,478	447,608
Redemptions	(63,966)	(707,930)	(10,458)	(104,160)

Net increase	180,919	1,974,927	36,020	343,448

Class W (a)(b)
Subscriptions	3,271,632	41,579,863	—	—
Redemptions	(207,333)	(2,701,188)	—	—

Net increase	3,064,299	38,878,675	—	—

Class Z
Subscriptions	123,894,850	1,424,613,465	83,327,961	776,672,199
Redemptions	(39,124,601)	(461,694,529)	(27,391,554)	(253,577,263)

Net increase	84,770,249	962,918,936	55,936,407	523,094,936

(a)	Class I and Class W shares commenced operations on September 27, 2010.
(b)	Class I and Class W shares reflect activity for the period September 27, 2010 through March 31, 2011.

See Accompanying Notes to Financial Statements.

15

Financial Highlights – Columbia Select Large Cap Growth Fund

Selected data for a share outstanding throughout each period is as follows:

	Year Ended March 31,				Period Ended March 31,
Class A Shares	2011	2010	2009		2008 (a)
Net Asset Value, Beginning of Period	$10.60	$7.06	$11.30		$12.18

Income from Investment Operations:
Net investment loss (b)	(0.09)	(0.05)	(0.06)		(0.05)
Net realized and unrealized gain (loss) on investments	3.12	3.59	(4.18)		(0.83)

Total from investment operations	3.03	3.54	(4.24)		(0.88)

Increase from regulatory settlements	—	—	—	(c)	—

Net Asset Value, End of Period	$13.63	$10.60	$7.06		$11.30
Total return (d)	28.58%	50.14%	(37.52	)%(e)	(7.22	)%(e)(f)

Ratios to Average Net Assets/Supplemental Data:
Net expenses before interest expense (g)	1.24%	1.26%	1.28%		1.16	%(h)
Interest expense	—	—	—	%(i)	—
Net expenses (g)	1.24%	1.26%	1.28%		1.16	%(h)
Waiver/Reimbursement	—	—	0.05%		0.05	%(h)
Net investment loss (g)	(0.79)%	(0.53)%	(0.77)%		(0.92	)%(h)
Portfolio turnover rate	71%	27%	58%		39	%(f)
Net assets, end of period (000s)	$1,242,211	$576,956	$84,493		$2,141

(a)	The Predecessor Fund’s Class A shares commenced operations on September 28, 2007. Per share data and total return reflect activity from that date.

(b)	Per share data was calculated using the average shares outstanding during the period.

(c)	Rounds to less than $0.01 per share.

(d)	Total return at net asset value assuming all distributions reinvested and no initial sales charge or contingent deferred sales charge.

(e)	Had the Investment Manager and/or any of its affiliates not waived fees or reimbursed a portion of expenses, total return would have been reduced.

(f)	Not annualized.

(g)	The benefits derived from expense reductions had an impact of less than 0.01%.

(h)	Annualized.

(i)	Rounds to less than 0.01%.

See Accompanying Notes to Financial Statements.

16

Financial Highlights – Columbia Select Large Cap Growth Fund

Selected data for a share outstanding throughout each period is as follows:

	Year Ended March 31,				Period Ended March 31,
Class C Shares	2011	2010	2009		2008 (a)
Net Asset Value, Beginning of Period	$10.40	$6.98	$11.26		$12.18

Income from Investment Operations:
Net investment loss (b)	(0.17)	(0.12)	(0.12)		(0.09)
Net realized and unrealized gain (loss) on investments	3.05	3.54	(4.16)		(0.83)

Total from investment operations	2.88	3.42	(4.28)		(0.92)

Increase from regulatory settlements	—	—	—	(c)	—

Net Asset Value, End of Period	$13.28	$10.40	$6.98		$11.26
Total return (d)	27.69%	49.00%	(38.01	)%(e)	(7.55	)%(e)(f)

Ratios to Average Net Assets/Supplemental Data:
Net expenses before interest expense (g)	1.99%	2.01%	2.03%		1.91	%(h)
Interest expense	—	—	—	%(i)	—
Net expenses (g)	1.99%	2.01%	2.03%		1.91	%(h)
Waiver/Reimbursement	—	—	0.05%		0.05	%(h)
Net investment loss (g)	(1.49)%	(1.27)%	(1.37)%		(1.59	)%(h)
Portfolio turnover rate	71%	27%	58%		39	%(f)
Net assets, end of period (000s)	$14,523	$3,234	$763		$238

(a)	The Predecessor Fund’s Class C shares commenced operations on September 28, 2007. Per share data and total return reflect activity from that date.

(b)	Per share data was calculated using the average shares outstanding during the period.

(c)	Rounds to less than $0.01 per share.

(d)	Total return at net asset value assuming all distributions reinvested and no contingent deferred sales charge.

(e)	Had the Investment Manager and/or any of its affiliates not waived fees or reimbursed a portion of expenses, total return would have been reduced.

(f)	Not annualized.

(g)	The benefits derived from expense reductions had an impact of less than 0.01%.

(h)	Annualized.

(i)	Rounds to less than 0.01%.

See Accompanying Notes to Financial Statements.

17

Financial Highlights – Columbia Select Large Cap Growth Fund

Selected data for a share outstanding throughout the period is as follows:

Class I Shares	Period Ended March 31, 2011 (a)
Net Asset Value, Beginning of Period	$11.23

Income from Investment Operations:
Net investment loss (b)	(0.01)
Net realized and unrealized gain on investments	2.53

Total from investment operations	2.52

Net Asset Value, End of Period	$13.75
Total return (c)(d)	22.44%

Ratios to Average Net Assets/Supplemental Data:
Net expenses (e)(f)	0.76%
Net investment loss (e)(f)	(0.18)%
Portfolio turnover rate (d)	71%
Net assets, end of period (000s)	$126,813

(a)	Class I shares commenced operations on September 27, 2010. Per share data and total return reflect activity from that date.

(b)	Per share data was calculated using the average shares outstanding during the period.

(c)	Total return at net asset value.

(d)	Not annualized.

(e)	The benefits derived from expense reductions had an impact of less than 0.01%.

(f)	Annualized.

(g)	Rounds to less than 0.01%.

See Accompanying Notes to Financial Statements.

18

Financial Highlights – Columbia Select Large Cap Growth Fund

Selected data for a share outstanding throughout each period is as follows:

	Year Ended March 31,
Class R Shares	2011	2010	2009		2008 (a)		2007
Net Asset Value, Beginning of Period	$10.35	$6.91	$11.09		$10.45		$9.82

Income from Investment Operations:
Net investment loss (b)	(0.12)	(0.07)	(0.07)		(0.14)		(0.12)
Net realized and unrealized gain (loss) on investments	3.05	3.51	(4.11)		0.78		0.75

Total from investment operations	2.93	3.44	(4.18)		0.64		0.63

Increase from regulatory settlements	—	—	—	(c)	—		—

Net Asset Value, End of Period	$13.28	$10.35	$6.91		$11.09		$10.45
Total return (d)	28.31%	49.78%	(37.69	)%(e)	6.12	%(e)	6.42	%(e)

Ratios to Average Net Assets/Supplemental Data:
Net expenses before interest expense (f)	1.49%	1.51%	1.53%		1.66%		1.69%
Interest expense	—	—	—	%(g)	—		—
Net expenses (f)	1.49%	1.51%	1.53%		1.66%		1.69%
Waiver/Reimbursement	—	—	0.05%		0.04%		0.01%
Net investment loss (f)	(1.03)%	(0.71)%	(0.80)%		(1.22)%		(1.18)%
Portfolio turnover rate	71%	27%	58%		39%		33%
Net assets, end of period (000s)	$2,926	$408	$23		$22		$3

(a)	On March 31, 2008, Retirement Shares class of Large Cap Growth Fund, a series of Excelsior Funds, Inc., was reorganized into the Fund’s Class R shares. The financial information of the Fund’s Class R shares includes the financial information of Large Cap Growth Fund’s Retirement Shares class.

(b)	Per share data was calculated using the average shares outstanding during the period.

(c)	Rounds to less than $0.01 per share.

(d)	Total return at net asset value assuming all distributions reinvested.

(e)	Had the Investment Manager and/or any of its affiliates not waived fees or reimbursed a portion of expenses, total return would have been reduced.

(f)	The benefits derived from expense reductions had an impact of less than 0.01%.

(g)	Rounds to less than 0.01%.

See Accompanying Notes to Financial Statements.

19

Financial Highlights – Columbia Select Large Cap Growth Fund

Selected data for a share outstanding throughout the period is as follows:

Class W Shares	Period Ended March 31, 2011 (a)
Net Asset Value, Beginning of Period	$11.16

Income from Investment Operations:
Net investment loss (b)	(0.05)
Net realized and unrealized gain on investments	2.52

Total from investment operations	2.47

Net Asset Value, End of Period	$13.63
Total Return (c)(d)	22.13%

Ratios to Average Net Assets/Supplemental Data:
Net expenses (e)(f)	1.25%
Net investment loss (e)(f)	(0.78)%
Portfolio turnover rate (d)	71%
Net assets, end of period (000s)	$41,768

(a)	Class W shares commenced operations on September 27, 2010. Per share data and total return reflect activity from that date.

(b)	Per share data was calculated using the average shares outstanding during the period.

(c)	Total return at net asset value.

(d)	Not annualized.

(e)	The benefits derived from expense reductions had an impact of less than 0.01%.

(f)	Annualized.

See Accompanying Notes to Financial Statements.

20

Financial Highlights – Columbia Select Large Cap Growth Fund

Selected data for a share outstanding throughout each period is as follows:

	Year Ended March 31,
Class Z Shares	2011	2010	2009		2008 (a)(b)		2007
Net Asset Value, Beginning of Period	$10.65	$7.08	$11.30		$10.60		$9.91

Income from Investment Operations:
Net investment loss (c)	(0.06)	(0.03)	(0.03)		(0.08)		(0.07)
Net realized and unrealized gain (loss) on investments	3.15	3.60	(4.19)		0.78		0.76

Total from investment operations	3.09	3.57	(4.22)		0.70		0.69

Increase from regulatory settlements	—	—	—	(d)	—		—

Net Asset Value, End of Period	$13.74	$10.65	$7.08		$11.30		$10.60
Total return (e)	29.01%	50.42%	(37.35	)%(f)	6.60	%(f)	6.96%

Ratios to Average Net Assets/Supplemental Data:
Net expenses before interest expense (g)	0.99%	1.01%	1.03%		1.16%		1.20%
Interest expense	—	—	—	%(h)	—		—
Net expenses (g)	0.99%	1.01%	1.03%		1.16%		1.20%
Waiver/Reimbursement	—	—	0.05%		0.04%		—
Net investment loss (g)	(0.54)%	(0.29)%	(0.38)%		(0.69)%		(0.68)%
Portfolio turnover rate	71%	27%	58%		39%		33%
Net assets, end of period (000s)	$3,353,583	$1,697,630	$732,391		$938,734		$718,424

(a)	On March 31, 2008, Shares class of Large Cap Growth Fund, a series of Excelsior Funds, Inc., was reorganized into the Fund’s Class Z. The financial information of the Fund’s Class Z includes the financial information of Large Cap Growth Fund’s Shares class.

(b)	On March 31, 2008, Large Cap Growth Fund’s Institutional Shares class was reorganized into the Fund’s Class Z.

(c)	Per share data was calculated using the average shares outstanding during the period.

(d)	Rounds to less than $0.01 per share.

(e)	Total return at net asset value assuming all distributions reinvested.

(f)	Had the Investment Manager and/or any of its affiliates not waived fees or reimbursed a portion of expenses, total return would have been reduced.

(g)	The benefits derived from expense reductions had an impact of less than 0.01%.

(h)	Rounds to less than 0.01%.

See Accompanying Notes to Financial Statements.

21

Notes to Financial Statements – Columbia Select Large Cap Growth Fund

March 31, 2011

Note 1. Organization

Columbia Select Large Cap Growth Fund (the Fund), a series of Columbia Funds Series Trust I (the Trust), is a diversified fund. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust.

After the close of business on April 30, 2010, Ameriprise Financial, Inc. (Ameriprise Financial) acquired a portion of the asset management business of Columbia Management Group, LLC (the Transaction), including the business of managing the Fund. In connection with the closing of the Transaction (the Closing), RiverSource Investments, LLC, a wholly owned subsidiary of Ameriprise Financial, became the investment manager of the Fund and changed its name to Columbia Management Investment Advisers, LLC (the Investment Manager).

Investment Objective

The Fund seeks long-term capital appreciation.

Fund Shares

The Trust has unlimited authorized shares of beneficial interest. The Fund offers Class A, Class C, Class I, Class R, Class W and Class Z shares. On December 10, 2010, the Investment Manager exchanged Class Z shares of the Fund valued at $38,353,291 for Class I shares of the Fund. All share classes have identical voting, dividend and liquidation rights. Each share class has its own expense structure and sales charges, as applicable.

Class A shares are subject to a maximum front-end sales charge of 5.75% based on the initial investment amount. Class A shares purchased without an initial sales charge in accounts aggregating $1 million to $50 million at the time of purchase are subject to a 1.00% contingent deferred sales charge (CDSC) if the shares are sold within 18 months of purchase, charged as follows: 1.00% CDSC if redeemed within 12 months of purchase, and 0.50% CDSC if redeemed more than 12, but less than 18 months after purchase.

Class C shares are subject to a 1.00% CDSC on shares redeemed within one year of purchase.

Class I shares are not subject to sales charges and are available only to the Columbia Family of Funds. Class I shares commenced operations on September 27, 2010.

Class R shares are not subject to sales charges and are available only to qualifying institutional investors.

Class W shares are not subject to sales charges and are available only to investors purchasing through authorized investment programs managed by investment professionals, including discretionary managed account programs. Class W shares commenced operations on September 27, 2010.

Class Z shares are not subject to sales charges and are available only to certain investors, as described in the Fund’s prospectus.

Note 2. Summary of Significant Accounting Policies

The preparation of financial statements in accordance with U.S. generally accepted accounting principles (GAAP) requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates.

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements.

Security Valuation

Equity securities are valued at the last sale price on the principal exchange on which they trade, except for securities traded on the NASDAQ, which are valued at the NASDAQ official close price. Unlisted securities or listed securities for which there were no sales during the day are valued at the closing bid price on such exchanges or over-the-counter markets.

Short-term investments maturing in 60 days or less are valued at amortized cost, which approximates market value.

Investments for which market quotations are not readily available, or that have quotations which management believes are not reliable, are valued at fair value as determined in good faith under consistently applied procedures established by and under the general supervision of the Board of Trustees. If a security is valued at fair value, such value is likely to be different from the last quoted market price for the security. The determination of fair value often requires significant judgment. To determine fair value, management may use assumptions including but not limited to future cash flows and estimated risk premiums. Multiple inputs from various sources may be used to determine value.

22

Columbia Select Large Cap Growth Fund

March 31, 2011

Repurchase Agreements

The Fund may engage in repurchase agreement transactions with institutions that the Investment Manager has determined are creditworthy. The Fund, through the custodian, receives delivery of the underlying securities collateralizing a repurchase agreement. The Investment Manager is responsible for determining that the collateral is at least equal, at all times, to the value of the repurchase obligation including interest. A repurchase agreement transaction involves certain risks in the event of default or insolvency of the counterparty. These risks include possible delays in or restrictions on the Fund’s ability to dispose of the underlying securities and a possible decline in the value of the underlying securities during the period while the Fund seeks to assert its rights.

Security Transactions

Security transactions are accounted for on the trade date. Cost is determined and gains (losses) are based upon the specific identification method for both financial statement and federal income tax purposes.

Income Recognition

Interest income is recorded on the accrual basis.

Corporate actions and dividend income are recorded on the ex-date.

Expenses

General expenses of the Trust are allocated to the Fund and other series of the Trust based upon relative net assets or other expense allocation methodologies determined by the nature of the expense. Expenses directly attributable to a specific class of shares are charged to that share class. Expenses directly attributable to the Fund are charged to the Fund.

Determination of Class Net Asset Value

All income, expenses (other than class-specific expenses which are charged directly to a share class, as shown in the Statement of Operations) and realized and unrealized gains (losses) are allocated to each class of the Fund on a daily basis, based on the relative net assets of each class, for purposes of determining the net asset value of each class.

Federal Income Tax Status

The Fund intends to qualify each year as a “regulated investment company” under Subchapter M of the Internal Revenue Code, as amended, and will distribute substantially all of its taxable income, if any, for its tax year, and as such will not be subject to federal income taxes. In addition, the Fund intends to distribute in each calendar year substantially all of its net investment income, capital gains and certain other amounts, if any, such that the Fund should not be subject to federal excise tax. Therefore, no federal income or excise tax provision is recorded.

Distributions to Shareholders

Distributions from net investment income, if any, are declared and paid quarterly. Net realized capital gains, if any, are distributed at least annually. Income distributions and capital gain distributions are determined in accordance with federal income tax regulations which may differ from GAAP.

Indemnifications

Under the Trust’s organizational documents and, in some cases, by contract, its officers and directors are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, certain of the Fund’s contracts with its service providers contain general indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown since the amount of any future claims that may be made against the Fund cannot be determined and the Fund has no historical basis for predicting the likelihood of any such claims.

Note 3. Fees and Compensation Paid to Affiliates

Investment Management Fee

Under an Investment Management Services Agreement (IMSA), the Investment Manager determines which securities will be purchased, held or sold. The management fee is equal to a percentage of the Fund’s average daily net assets that declines from 0.75% to 0.43% as the Fund’s net assets increase.

Prior to the Closing, Columbia Management Advisors, LLC (Columbia), an indirect, wholly owned subsidiary of Bank of America Corporation (BOA), provided investment management services to the Fund under the same fee structure. The effective management fee rate for the year ended March 31, 2011, was 0.56% of the Fund’s average daily net assets.

Administration Fee

Effective upon the Closing, the Investment Manager provides administration and accounting services to the Fund under an

23

Columbia Select Large Cap Growth Fund

March 31, 2011

Administrative Services Agreement, including services previously performed under the Pricing and Bookkeeping Oversight and Services Agreement (the Services Agreement) as discussed in the Pricing and Bookkeeping Fees note below. The Fund pays an annual administration fee equal to 0.15% of the Fund’s average daily net assets less the fees payable by the Fund as described under the Pricing and Bookkeeping Fees note below. Prior to the Closing, Columbia provided administrative services to the Fund at the same fee rates.

Pricing and Bookkeeping Fees

Prior to the Closing, the Fund entered into a Financial Reporting Services Agreement (the Financial Reporting Services Agreement) with State Street Bank and Trust Company (State Street) and Columbia pursuant to which State Street provides financial reporting services to the Fund. The Fund also entered into an Accounting Services Agreement (collectively with the Financial Reporting Services Agreement, the State Street Agreements) with State Street and Columbia pursuant to which State Street provides accounting services to the Fund. Upon the Closing, Columbia assigned and delegated its rights and obligations under the State Street Agreements to the Investment Manager. Under the State Street Agreements, the Fund pays State Street an annual fee of $38,000 paid monthly plus an additional monthly fee based on an annualized percentage rate of average daily net assets of the Fund for the month. The aggregate fee will not exceed $140,000 per year (exclusive of out-of-pocket expenses and charges). The Fund also reimburses State Street for certain out-of-pocket expenses and charges.

Also prior to the Closing, the Fund entered into the Services Agreement with Columbia. Under the Services Agreement, Columbia provided services related to Fund expenses and the requirements of the Sarbanes-Oxley Act of 2002, and provided oversight of the accounting and financial reporting services provided by State Street. Under the Services Agreement, the Fund reimbursed Columbia for out-of-pocket expenses and charges, including fees payable to third parties, such as for pricing the Fund’s portfolio securities, incurred by Columbia in the performance of services under the Services Agreement. The Services Agreement was terminated upon the Closing. These services are now provided under the Administrative Services Agreement discussed above.

Transfer Agent Fee

In connection with the Closing, RiverSource Service Corporation, a wholly owned subsidiary of Ameriprise Financial, provides transfer agency services to the Fund under a Transfer Agency Agreement and changed its name to Columbia Management Investment Services Corp. (the Transfer Agent). The Transfer Agent has contracted with Boston Financial Data Services (BFDS) to serve as sub-transfer agent.

The Transfer Agent receives monthly account-based service fees based on the number of open accounts and is reimbursed by the Fund for the fees and expenses the Transfer Agent pays to financial intermediaries that maintain omnibus accounts with the Fund that is a percentage of the average aggregate value of the Fund’s shares maintained in each such omnibus account (other than omnibus accounts for which American Enterprise Investment Services Inc. is the broker of record or accounts where the beneficial shareholder is a customer of Ameriprise Financial Services, Inc., which are paid a per account fee). The Transfer Agent pays the fees of BFDS for services as sub-transfer agent and is not entitled to reimbursement for such fees from the Fund (with the exception of out-of pocket fees). The Transfer Agent also receives compensation from fees for various shareholder services and reimbursements for certain out-of-pocket expenses. Class I shares do not pay transfer agent fees.

Prior to the Closing, Columbia Management Services, Inc., an affiliate of Columbia and an indirect, wholly owned subsidiary of BOA, provided transfer agency services to the Fund and contracted with BFDS to serve as sub-transfer agent, under the same fee structure.

For the year ended March 31, 2011, the Fund’s effective transfer agent fee rate for each class, with the exception of Class I shares, as a percentage of each class’ average daily net assets were as follows:

Class A	Class C	Class R	Class W	Class Z
0.23%	0.23%	0.23%	0.25%	0.23%

An annual minimum account balance fee of $20 may apply to certain accounts with a value below the Fund’s initial minimum investment requirements to reduce the impact of small accounts on transfer agent fees. These minimum account balance fees are recorded as part of expense reductions on the Statement of Operations. For the year ended March 31, 2011, no minimum account balance fees were charged by the Fund.

24

Columbia Select Large Cap Growth Fund

March 31, 2011

Underwriting Discounts, Service and Distribution Fees

In connection with the Closing, RiverSource Fund Distributors, Inc., an indirect wholly owned subsidiary of Ameriprise Financial, provides distribution and shareholder services to the Fund and changed its name to Columbia Management Investment Distributors, Inc. (the Distributor). Pursuant to Rule 12b-1 under the 1940 Act, the Board of Trustees has approved, and the Fund has adopted, distribution and shareholder service plans (the Plans) which set the distribution and service fees for the Fund. These fees are calculated daily and are intended to compensate the Distributor and/or eligible selling and/or servicing agents for selling shares of the Fund and providing services to investors.

The Plans require the payment of a monthly service fee to the Distributor at the maximum annual rate of 0.25% of the average daily net assets attributable to Class A, Class C and Class W shares of the Fund. The Plans also require the payment of a monthly distribution fee to the Distributor at the maximum annual rates of 0.75% of the average daily net assets attributable to Class C shares, 0.50% of the average daily net assets attributable to Class R shares and 0.25% of the average daily net assets attributable to Class W shares.

The Fund may pay a distribution fee of up to 0.25% of the Fund’s average daily net assets attributable to Class W shares and a service fee of up to 0.25% of the Fund’s average daily net assets attributable to Class W shares, provided, however, that the aggregate fee shall not exceed 0.25% of the Fund’s average daily net assets attributable to Class W shares.

Prior to the Closing, Columbia Management Distributors, Inc., an affiliate of Columbia and an indirect, wholly owned subsidiary of BOA, was the principal underwriter of the Fund’s shares. There were no changes to the underwriting discount structure of the Fund or the service or distribution fee rates paid by the Fund as a result of the Transaction.

Sales Charges

Sales charges, including front-end and CDSC’s, received by the Distributor for distributing Fund shares were $31,070 for Class A and $1,148 for Class C shares for the year ended March 31, 2011.

Fee Waivers and Expense Reimbursements

The Investment Manager has voluntarily agreed to bear a portion of the Fund’s expenses so that the Fund’s ordinary operating expenses (excluding brokerage commissions, interest, taxes and extraordinary expenses, but including custodian charges relating to overdrafts, if any), after giving effect to any balance credits from the Fund’s custodian, do not exceed the annual rates of 1.25%, 2.00%, 0.89%, 1.50%, 1.25% and 1.00% of the Fund’s average daily net assets attributable to Class A, Class C, Class I, Class R, Class W and Class Z shares, respectively. The Investment Manager, in its discretion, may revise or discontinue this arrangement at any time. Prior to May 1, 2010, Columbia voluntarily reimbursed a portion of the Fund’s expenses in the same manner.

Fees Paid to Officers and Trustees

In connection with the Closing, all officers of the Fund are employees of the Investment Manager or its affiliates and, with the exception of the Fund’s Chief Compliance Officer, receive no compensation from the Fund. The Board of Trustees has appointed a Chief Compliance Officer to the Fund in accordance with federal securities regulations. The Fund, along with other affiliated funds, pays its pro-rata share of the expenses associated with the Chief Compliance Officer. The Fund’s expenses for the Chief Compliance Officer will not exceed $15,000 per year. Prior to the Closing, all officers of the Fund were employees of Columbia or its affiliates and the Fund paid its pro-rata share of the expenses for the Chief Compliance Officer under the same fee structure.

Trustees are compensated for their services to the Fund, as set forth on the Statement of Operations. The Trust’s eligible Trustees may participate in a deferred compensation plan which may be terminated at any time. Obligations of the plan will be paid solely out of the Fund’s assets.

Note 4. Custody Credits

The Fund has an agreement with its custodian bank under which custody fees may be reduced by balance credits. These credits are recorded as part of expense reductions on the Statement of Operations. The Fund could have invested a portion of the assets utilized in connection with the expense offset arrangement in an income-producing asset if it had not entered into such an agreement. For the year ended March 31, 2011, these custody credits reduced total expenses by $384 for the Fund.

Note 5. Portfolio Information

The cost of purchases and proceeds from sales of securities, excluding short-term obligations, aggregated $3,757,815,140 and $2,235,901,990, respectively, for the year ended March 31, 2011.

25

Columbia Select Large Cap Growth Fund

March 31, 2011

Note 6. Shareholder Concentration

As of March 31, 2011, one shareholder account owned 59.6% of the outstanding shares of the Fund. Purchase and redemption activity of this account may have a significant effect on the operations of the Fund.

Note 7. Line of Credit

Prior to March 28, 2011, the Fund and other affiliated funds participated in a $280,000,000 committed, unsecured revolving line of credit provided by State Street. Effective March 28, 2011, the commitment was reduced to $225,000,000. The maximum amount that may be borrowed by any fund is limited to the lesser of $200,000,000 and the Fund’s borrowing limit set forth in the Fund’s registration statement. Borrowings are available for short-term liquidity or temporary or emergency purposes.

Effective October 14, 2010, interest is charged to each participating fund based on the fund’s borrowings at a rate per annum equal to the greater of the Federal Funds Rate plus 1.25% or the overnight LIBOR Rate plus 1.25%. In addition, a commitment fee of 0.125% per annum is accrued and apportioned among the participating funds pro rata based on their relative net assets.

For the year ended March 31, 2011, the Fund did not borrow under these arrangements.

Note 8. Federal Tax Information

The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. Reclassifications are made to the Fund’s capital accounts for permanent tax differences to reflect income and gains available for distribution (or available capital loss carryforwards) under income tax regulations.

For the year ended March 31, 2011, permanent book and tax basis differences resulting primarily from differing treatments for net operating losses were identified and reclassified among the components of the Fund’s net assets as follows:

Accumulated Net Investment Loss	Accumulated Net Realized Gain	Paid-In Capital
$19,402,524	$(1)	$(19,402,523)

Net investment loss and net realized gains (losses), as disclosed on the Statement of Operations, and net assets were not affected by this reclassification.

As of March 31, 2011, the components of distributable earnings on a tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Net Unrealized Appreciation*
$—	$79,554,661	$984,867,004
*	The differences between book-basis and tax-basis net unrealized appreciation are primarily due to deferral of losses from wash sales.

Unrealized appreciation and depreciation at March 31, 2011, based on cost of investments for federal income tax purposes were:

Unrealized appreciation	$1,009,094,850
Unrealized depreciation	(24,227,846)

Net unrealized appreciation	$984,867,004

Capital loss carry forwards of $266,763,785 were utilized during the year ended March 31, 2011.

Management of the Fund has concluded that there are no significant uncertain tax positions that would require recognition in the financial statements. However, management’s conclusion may be subject to review and adjustment at a later date based on factors including, but not limited to, new tax laws, regulations, and administrative interpretations (including relevant court decisions). The Fund’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.

Note 9. Subsequent Events

Management has evaluated the events and transactions that have occurred through the date the financial statements were issued. Other than as noted below, there were no items requiring adjustment of the financial statements or additional disclosure.

Effective May 16, 2011, the line of credit commitment with State Street was reduced to $150,000,000, and the maximum amount that may be borrowed by any fund was limited to the lesser of $120,000,000 and the Fund’s borrowing limit set forth in the Fund’s registration statement.

Note 10. Information Regarding Pending and Settled Legal Proceedings

In June 2004, an action captioned John E. Gallus et al. v. American Express Financial Corp. and American Express Financial Advisors Inc. was filed in the United States District Court for the District of

26

Columbia Select Large Cap Growth Fund

March 31, 2011

Arizona. The plaintiffs allege that they are investors in several American Express Company (now known as RiverSource) mutual funds and they purport to bring the action derivatively on behalf of those funds under the Investment Company Act of 1940. The plaintiffs allege that fees allegedly paid to the defendants by the funds for investment advisory and administrative services are excessive. The plaintiffs seek remedies including restitution and rescission of investment advisory and distribution agreements. The plaintiffs voluntarily agreed to transfer this case to the United States District Court for the District of Minnesota (the District Court). In response to defendants’ motion to dismiss the complaint, the District Court dismissed one of plaintiffs’ four claims and granted plaintiffs limited discovery. Defendants moved for summary judgment in April 2007. Summary judgment was granted in the defendants’ favor on July 9, 2007. The plaintiffs filed a notice of appeal with the Eighth Circuit Court of Appeals (the Eighth Circuit) on August 8, 2007. On April 8, 2009, the Eighth Circuit reversed summary judgment and remanded to the District Court for further proceedings. On August 6, 2009, defendants filed a writ of certiorari with the U.S. Supreme Court (the Supreme Court), asking the Supreme Court to stay the District Court proceedings while the Supreme Court considers and rules in a case captioned Jones v. Harris Associates, which involves issues of law similar to those presented in the Gallus case. On March 30, 2010, the Supreme Court issued its ruling in Jones v. Harris Associates, and on April 5, 2010, the Supreme Court vacated the Eighth Circuit’s decision in the Gallus case and remanded the case to the Eighth Circuit for further consideration in light of the Supreme Court’s decision in Jones v. Harris Associates. On June 4, 2010, the Eighth Circuit remanded the Gallus case to the District Court for further consideration in light of the Supreme Court’s decision in Jones v. Harris Associates. On December 9, 2010, the District Court reinstated its July 9, 2007 summary judgment order in favor of the defendants. On January 10, 2011, plaintiffs filed a notice of appeal with the Eighth Circuit.

In December 2005, without admitting or denying the allegations, American Express Financial Corporation (AEFC, which is now known as Ameriprise Financial, Inc. (Ameriprise Financial)), entered into settlement agreements with the Securities and Exchange Commission (SEC) and Minnesota Department of Commerce (MDOC) related to market timing activities. As a result, AEFC was censured and ordered to cease and desist from committing or causing any violations of certain provisions of the Investment Advisers Act of 1940, the Investment Company Act of 1940, and various Minnesota laws. AEFC agreed to pay disgorgement of $10 million and civil money penalties of $7 million. AEFC also agreed to retain an independent distribution consultant to assist in developing a plan for distribution of all disgorgement and civil penalties ordered by the SEC in accordance with various undertakings detailed at http://www.sec.gov/litigation/admin/ia-2451.pdf. Ameriprise Financial and its affiliates have cooperated with the SEC and the MDOC in these legal proceedings, and have made regular reports to the funds’ Boards of Directors/Trustees.

Ameriprise Financial and certain of its affiliates have historically been involved in a number of legal, arbitration and regulatory proceedings, including routine litigation, class actions, and governmental actions, concerning matters arising in connection with the conduct of their business activities. Ameriprise Financial believes that the Funds are not currently the subject of, and that neither Ameriprise Financial nor any of its affiliates are the subject of, any pending legal, arbitration or regulatory proceedings that are likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds. Ameriprise Financial is required to make 10-Q, 10-K and, as necessary, 8-K filings with the Securities and Exchange Commission on legal and regulatory matters that relate to Ameriprise Financial and its affiliates. Copies of these filings may be obtained by accessing the SEC website at www.sec.gov.

There can be no assurance that these matters, or the adverse publicity associated with them, will not result in increased fund redemptions, reduced sale of fund shares or other adverse consequences to the Funds. Further, although we believe proceedings are not likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds, these proceedings are subject to uncertainties and, as such, we are unable to estimate the possible loss or range of loss that may result. An adverse outcome in one or more of these proceedings could result in adverse judgments, settlements, fines, penalties or other relief that could have a material adverse effect on the consolidated financial condition or results of operations of Ameriprise Financial.

27

Report of Independent Registered Public Accounting Firm

To the Trustees of Columbia Funds Series Trust I and the Shareholders of Columbia Select Large Cap Growth Fund

In our opinion, the accompanying statement of assets and liabilities, including the investment portfolio, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Columbia Select Large Cap Growth Fund (the “Fund”) (a series of Columbia Funds Series Trust I) at March 31, 2011, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at March 31, 2011 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Boston, Massachusetts

May 20, 2011

28

Federal Income Tax Information (Unaudited) – Columbia Select Large Cap Growth Fund

The Fund hereby designates as a capital gain dividend with respect to the fiscal year ended March 31, 2011, $83,532,394, or, if subsequently determined to be different, the net capital gain of such year.

The Fund will notify shareholders in January 2012 of amounts for use in preparing 2011 income tax returns.

29

Fund Governance

The Trustees serve terms of indefinite duration. The names, addresses and birth years of the Trustees and Officers of the Funds in Columbia Funds Series Trust I, the year each was first elected or appointed to office, their principal business occupations during at least the last five years, the number of Funds overseen by each Trustee and other directorships they hold are shown below, as of May 2, 2011. Each officer listed below serves as an officer of each Fund in Columbia Funds Series Trust I.

Independent Trustees

Name, Address and Year of Birth, Position with Funds, Year First Elected or Appointed to Office	Principal Occupation(s) During Past Five Years, Number of Funds in Columbia Funds Complex Overseen by Trustee, Other Directorships Held

John D. Collins (born 1938)
c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Boston, MA 02110 Trustee (since 2005)

Retired. Consultant, KPMG, LLP (accounting and tax firm) from July 1999 to June 2000; Partner, KPMG, LLP from March 1962 to June 1999. Oversees 46; Mrs. Fields

Original Cookies, Inc. (consumer products); Suburban Propane Partners, L.P.; and Montpelier Re (insurance underwriting firm)

Rodman L. Drake (born 1943)
c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Boston, MA 02110 Trustee (since 1994) and Chairman of the Board (since 2009)	Independent consultant since 2010; Co-Founder of Baringo Capital LLC (private equity) from 1997 to 2008; CEO of Crystal River Capital, Inc. (real estate investment trust) from 2003 to 2010; Oversees 46; Jackson Hewitt Tax Service Inc. (tax preparation services); Celgene Corporation (global biotechnology company); Student Loan Corporation (student loan provider); Crystal River Capital, Inc. from 2005 to 2010; Parsons Brinckerhoff from 1995 to 2008; the Helios Funds (closed-end funds); and Apex Silver Mines Ltd. from 2007 to 2009

Douglas A. Hacker (born 1955)
c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Boston, MA 02110 Trustee (since 1996)	Independent business executive since May 2006; Executive Vice President–Strategy of United Airlines (airline) from December 2002 to May 2006; President of UAL Loyalty Services (airline marketing company) from September 2001 to December 2002; Executive Vice President and Chief Financial Officer of United Airlines from July 1999 to September 2001. Oversees 46; Nash Finch Company (food distributor); Aircastle Limited (aircraft leasing); and SeaCube Container Leasing Ltd (container leasing)

Janet Langford Kelly (born 1957)
c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Boston, MA 02110 Trustee (since 1996)	Senior Vice President, General Counsel and Corporate Secretary, ConocoPhillips (integrated energy company) since September 2007; Deputy General Counsel–Corporate Legal Services, ConocoPhillips from August 2006 to August 2007; Partner, Zelle, Hofmann, Voelbel, Mason & Gette LLP (law firm) from March 2005 to July 2006; Adjunct Professor of Law, Northwestern University, from September 2004 to June 2006; Director, UAL Corporation (airline) from February 2006 to July 2006; Oversees 46; None

William E. Mayer (born 1940)
c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Boston, MA 02110 Trustee (since 1994)	Partner, Park Avenue Equity Partners (private equity) since February 1999; Dean and Professor, College of Business and Management, University of Maryland from 1992 to 1996. Oversees 46; DynaVox Inc. (software developer); Lee Enterprises (print media), WR Hambrecht + Co. (financial service provider); BlackRock Kelso Capital Corporation (investment company)

30

Fund Governance (continued)

Independent Trustees (continued)

Name, Address and Year of Birth, Position with Funds, Year First Elected or Appointed to Office	Principal Occupation(s) During Past Five Years, Number of Funds in Columbia Funds Complex Overseen by Trustee, Other Directorships Held

David M. Moffett (born 1952)
c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Boston, MA 02110 Trustee (since 2011)	Retired. Chief Executive Officer, Federal Home Loan Mortgage Corporation, from 2008 to 2009; Senior Adviser, Global Financial Services Group, Carlyle Group, Inc., from 2007 to 2008; Vice Chairman and Chief Financial Officer, U.S. Bancorp, from 1993 to 2007. Oversees 46; CIT Group Inc. (commercial and consumer finance), eBay Inc. (online trading community), MBIA Corp (financial service provider), E.W. Scripps Co. (print and television media), Building Materials Holding Corp. (building materials and construction services), and University of Oklahoma Foundation.

Charles R. Nelson (born 1942)
c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Boston, MA 02110 Trustee (since 1981)	Professor of Economics, University of Washington, since January 1976; Ford and Louisa Van Voorhis Professor of Political Economy, University of Washington, since September 1993; Adjunct Professor of Statistics, University of Washington, since September 1980; Associate Editor, Journal of Money Credit and Banking, 1993-2008; Consultant on econometric and statistical matters. Oversees 46; None

John J. Neuhauser (born 1943)
c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Boston, MA 02110 Trustee (since 1984)	President, Saint Michael’s College, since August 2007; Director or Trustee of several non-profit organization, including Fletcher Allen Health Care, Inc.; University Professor, Boston College from November 2005 to August 2007; Academic Vice President and Dean of Faculties, Boston College from August 1999 to October 2005. Oversees 46; Liberty All-Star Equity Fund and Liberty All-Star Growth Fund, Inc. (closed-end funds)

Jonathan Piel (born 1938)
c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Boston, MA 02110 Trustee (since 1994)	Cable television producer and website designer; The Editor, Scientific American from 1984 to 1994; Vice President, Scientific American, Inc., from 1984 to 1994; Member, Advisory Board, Stone Age Institute, Bloomington, Indiana (research institute that explores the effect of technology on human evolution); Member, Board of Directors of the National Institute of Social Sciences, New York City; Member, Board of Trustees of the William Alanson White Institute, New York City (institution for training psychoanalysts); and Member, Advisory Board, Mount Sinai Children’s Environmental Health Center, New York. Oversees 46; None

Patrick J. Simpson (born 1944)
c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Boston, MA 02110 Trustee (since 2000)	Partner, Perkins Coie LLP (law firm). Oversees 46; None

Anne-Lee Verville (born 1945)
c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Boston, MA 02110 Trustee (since 1998)	Retired since 1997 (formerly General Manager–Global Education Industry from 1994 to 1997, President–Application Systems Division from 1991 to 1994, Chief Financial Officer–US Marketing & Services from 1988 to 1991, and Chief Information Officer from 1987 to 1988, IBM Corporation (computer and technology)). Oversees 46; Enesco Group, Inc. (producer of giftware and home and garden decor products) from 2001 to 2006

31

Fund Governance (continued)

Interested Trustee

Name, Address and Year of Birth, Position with Funds, Year First Elected or Appointed to Office	Principal Occupation(s) During Past Five Years, Number of Funds in Columbia Funds Complex Overseen by Trustee, Other Directorships Held

Michael A. Jones (born 1959)
c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Boston, MA 02110 Trustee (since 2011) Senior Vice President (since 2010)	President and Director, Columbia Management Investment Advisers, LLC since May 2010; President and Director, Columbia Management Investment Distributors, Inc. since May 2010; Manager, Chairman, Chief Executive Officer and President, Columbia Management Advisors, LLC from 2007 to April 2010; Chief Executive Officer, President and Director, Columbia Management Distributors, Inc. from November 2006 to April 2010; previously, co-president and senior managing director at Robeco Investment Management. Oversees 46; None

The Statement of Additional Information includes additional information about the Trustees of the Funds and is available, without charge, upon request by calling 1-800-345-6611.

32

Fund Governance (continued)

Officers

Name, Year of Birth and Address	Principal Occupation(s) During the Past Five Years

J. Kevin Connaughton (born 1964)
225 Franklin Street Boston, MA 02110 President (since 2009)	Senior Vice President and General Manager–Mutual Fund Products, Columbia Management Investment Advisers, LLC since May 2010; President, Columbia Funds, since 2009, and RiverSource Funds, since May 2010 (previously Senior Vice President and Chief Financial Officer, Columbia Funds, from June 2008 to January 2009, Treasurer, Columbia Funds, from October 2003 to May 2008, and senior officer of various other affiliated funds since 2000); Managing Director, Columbia Management Advisors, LLC from December 2004 to April 2010.

Michael G. Clarke (born 1969)
225 Franklin Street Boston, MA 02110 Treasurer (since 2011) and Chief Financial Officer (since 2009)	Vice President, Columbia Management Investment Advisers, LLC since May 2010; Managing Director of Fund Administration, Columbia Management Advisors, LLC, from September 2004 to April 2010; senior officer of Columbia Funds and affiliated funds since 2002.

Scott R. Plummer (born 1959)
5228 Ameriprise Financial Center Minneapolis, MN 55474 Senior Vice President, Secretary and Chief Legal Officer (since 2010)	Chief Legal Officer and Assistant Secretary, Columbia Management Investment Advisers, LLC since June 2005; Vice President and Lead Chief Counsel–Asset Management, Ameriprise Financial, Inc. since May 2010 (previously Vice President and Chief Counsel–Asset Management, from 2005 to April 2010, and Vice President–Asset Management Compliance from 2004 to 2005); Vice President, Chief Counsel and Assistant Secretary, Columbia Management Investment Distributors, Inc. since 2008; Vice President, General Counsel and Secretary, Ameriprise Certificate Company since 2005; Chief Counsel, RiverSource Distributors, Inc. since 2006; Vice President, General Counsel and Secretary, RiverSource Funds, since December 2006; Senior Vice President, Secretary and Chief Legal Officer, Columbia Funds, since May 2010.

Linda J. Wondrack (born 1964)
225 Franklin Street Boston, MA 02110 Senior Vice President and Chief Compliance Officer (since 2007)	Vice President and Chief Compliance Officer, Columbia Management Investment Advisers, LLC since May 2010; Chief Compliance Officer, Columbia Funds, since 2007, and RiverSource Funds, since May 2010; Director (Columbia Management Group, LLC and Investment Product Group Compliance), Bank of America, from June 2005 to April 2010; Director of Corporate Compliance and Conflicts Officer of MFS Investment Management (investment management) from August 2004 to May 2005.

William F. Truscott (born 1960)
53600 Ameriprise Financial Center Minneapolis, MN 55474 Senior Vice President (since 2010)	Chairman of the Board, Columbia Management Investment Advisers, LLC since May 2010 (previously President, Chairman of the Board and Chief Investment Officer, from 2001 to April 2010); Chief Executive Officer, U.S. Asset Management & President, Annuities, Ameriprise Financial, Inc. since May 2010 (previously President–U.S. Asset Management and Chief Investment Officer from 2005 to April 2010, and Senior Vice President–Chief Investment Officer, from 2001 to 2005); Director, President and Chief Executive Officer, Ameriprise Certificate Company since 2006; Director, Columbia Management Investment Distributors, Inc. since May 2010 (previously Chairman of the Board and Chief Executive Officer from 2008 to April 2010); Chairman of the Board and Chief Executive Officer, RiverSource Distributors, Inc. since 2006.

33

Fund Governance (continued)

Officers (continued)

Name, Year of Birth and Address	Principal Occupation(s) During the Past Five Years

Colin Moore (born 1958)
225 Franklin Street Boston, MA 02110 Senior Vice President (since 2010)	Director and Chief Investment Officer, Columbia Management Investment Advisers, LLC since May 2010; Manager, Managing Director and Chief Investment Officer of Columbia Management Advisors, LLC from 2007 to April 2010; Head of Equities, Columbia Management Advisors, LLC from 2002 to 2007.

Amy Johnson (born 1965)
5228 Ameriprise Financial Center Minneapolis, MN 55474 Vice President (since 2010)	Senior Vice President and Chief Operating Officer, Columbia Management Investment Advisers, LLC since May 2010 (previously Chief Administrative Officer, from 2009 until April 2010, Vice President–Asset Management and Trust Company Services, from 2006 to 2009, and Vice President–Operations and Compliance from 2004 to 2006).

Joseph F. DiMaria (born 1968)
225 Franklin Street Boston, MA 02110 Vice President (since 2011) and Chief Accounting Officer (since 2008)	Vice President, Mutual Fund Administration, Columbia Management Investment Advisers, LLC, since May 2010; Director of Fund Administration, Columbia Management Advisors, LLC from January 2006 to April 2010; Head of Tax/Compliance and Assistant Treasurer, Columbia Management Advisors, LLC, from November 2004 to December 2005.

Stephen T. Welsh (born 1957)
225 Franklin Street Boston, MA 02110 Vice President (since 2006)	President and Director, Columbia Management Investment Services Corp. since May 2010; President and Director, Columbia Management Services, Inc. from July 2004 to April 2010; Managing Director, Columbia Management Distributors, Inc. from August 2007 to April 2010.

Paul D. Pearson (born 1956)
5228 Ameriprise Financial Center Minneapolis, MN 55474 Vice President and Assistant Treasurer (since 2011)	Vice President, Investment Accounting, Columbia Management Investment Advisers, LLC, since May 2010; Vice President, Managed Assets, Investment Accounting, Ameriprise Financial Corporation.

Paul B. Goucher (born 1968)
5228 Ameriprise Financial Center Minneapolis, MN 55474 Vice President and Assistant Treasurer (since 2010)	Vice President and Chief Counsel of Ameriprise Financial since January 2010 (formerly Vice President and Group Counsel from November 2008 to January 2010); Director, Managing Director and General Counsel of J. & W. Seligman & Co. Incorporated (Seligman) from July 2008 to November 2008 and Managing Director and Associate General Counsel of Seligman from January 2005 to July 2008.

Christopher O. Petersen (born 1970)
5228 Ameriprise Financial Center Minneapolis, MN 55474 Vice President and Assistant Treasurer (since 2010)	Vice President and Chief Counsel, Ameriprise Financial since January 2010 (formerly Vice President and Group Counsel or Counsel from April 2004 to January 2010); Assistant Secretary of RiverSource Funds since January 2007.

Michael E. DeFao (born 1968)
5228 Ameriprise Financial Center Minneapolis, MN 55474 Vice President and Assistant Treasurer (since 2011)	Vice President and Chief Counsel, Ameriprise Financial since May 2010; Associate General Counsel Bank of America from June 2005 to April 2010.

34

Shareholder Meeting Results

Columbia Select Large Cap Growth Fund

At a Joint Special Meeting of Shareholders held on February 15, 2011, shareholders of the Fund considered a proposal to approve a proposed amendment to the Investment Management Services Agreement with Columbia Management Investment Advisers, LLC. The proposal was approved as follows:

Votes For	Votes Against	Abstentions	Broker Non-Votes
2,900,175,555	17,174,093	14,147,069	0

35

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36

Important Information About This Report

The fund mails one shareholder report to each shareholder address. If you would like more than one report, please call shareholder services at 1-800-345-6611 and additional reports will be sent to you. This report has been prepared for shareholders of Columbia Select Large Cap Growth Fund.

A description of the policies and procedures that the fund uses to determine how to vote proxies and a copy of the fund’s voting records are available (i) at www.columbiamanagement.com, (ii) on the Securities and Exchange Commission’s website at www.sec.gov, and (iii) without charge, upon request, by calling 1-800-368-0346. Information regarding how the fund voted proxies relating to portfolio securities during the 12-month period ended June 30 is available from the SEC’s website. Information regarding how the fund voted proxies relating to portfolio securities is also available from the fund’s website, www.columbiamanagement.com.

The fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The fund’s Form N-Q is available on the SEC’s website at www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling
1-800-SEC-0330.

Transfer Agent

Columbia Management Investment Services Corp.

P.O. Box 8081

Boston, MA 02266-8081

1-800-345-6611

Distributor

Columbia Management Investment

Distributors, Inc.

225 Franklin Street

Boston, MA 02110

Investment Manager

Columbia Management Investment Advisers, LLC

225 Franklin Street

Boston, MA 02110

37

Columbia Select Large Cap Growth Fund

P.O. Box 8081

Boston, MA 02266-8081

columbiamanagement.com

This information is for use with concurrent or prior delivery of a fund prospectus. Investors should consider the investment objectives, risks, charges and expenses of a mutual fund carefully before investing. For a free prospectus, which contains this and other important information about the funds, visit columbiamanagement.com. Read the prospectus carefully before investing. The Fund is distributed by Columbia Management Investment Distributors, Inc., member FINRA, and managed by Columbia Management Investment Advisers, LLC.

©2011 Columbia Management Investment Advisers, LLC. All rights reserved.

C-1161 A (05/11)

Columbia Select Small Cap Fund

Annual Report for the Period Ended March 31, 2011

The views expressed in this report reflect the current views of the respective parties. These views are not guarantees of future performance and involve certain risks, uncertainties and assumptions that are difficult to predict, so actual outcomes and results may differ significantly from the views expressed. These views are subject to change at any time based upon economic, market or other conditions and the respective parties disclaim any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Columbia Fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any particular Columbia Fund. References to specific securities should not be construed as a recommendation or investment advice.

President’s Message

Dear Shareholder:

The Columbia Management story began over 100 years ago, and today, we are one of the nation’s largest dedicated asset managers. The recent acquisition by Ameriprise Financial, Inc. brings together the talents, resources and capabilities of Columbia Management with those of RiverSource Investments, Threadneedle (acquired by Ameriprise in 2003) and Seligman Investments (acquired by Ameriprise in 2008) to build a best-in-class asset management business that we believe is truly greater than its parts.

RiverSource Investments traces its roots to 1894 when its then newly-founded predecessor, Investors Syndicate, offered a face-amount savings certificate that gave small investors the opportunity to build a safe and secure fund for retirement, education or other special needs. A mutual fund pioneer, Investors Syndicate launched Investors Mutual Fund in 1940. In the decades that followed, its mutual fund products and services lineup grew to include a full spectrum of styles and specialties. More than 110 years later, RiverSource continues to be a trusted financial products leader.

Threadneedle, a leader in global asset management and one of Europe’s largest asset managers, offers sophisticated international experience from a dedicated U.K. management team. Headquartered in London, it is named for Threadneedle Street in the heart of the city’s financial district, where British investors pioneered international and global investing. Threadneedle was acquired in 2003 and today operates as an affiliate of Columbia Management.

Seligman Investments’ beginnings date back to the establishment of the investment firm J. & W. Seligman & Co. in 1864. In the years that followed, Seligman played a major role in the geographical expansion and industrial development of the United States. In 1874, President Ulysses S. Grant named Seligman as fiscal agent for the U.S. Navy — an appointment that would last through World War I. Seligman helped finance the westward path of the railroads and the building of the Panama Canal. The firm organized its first investment company in 1929 and began managing its first mutual fund in 1930. In 2008, J. & W. Seligman & Co. Incorporated was acquired and Seligman Investments became an offering brand of RiverSource Investments, LLC.

We are proud of the rich and distinctive history of these firms, the strength and breadth of products and services they offer, and the combined cultures of pioneering spirit and forward thinking. Together we are committed to providing more for our shareholders than ever before.

■

A singular focus on our shareholders. Our business is asset management, so investors are our first priority. We dedicate our resources to identifying timely investment opportunities and provide a comprehensive choice of equity, fixed-income and alternative investments to help meet your individual needs.

■

First-class research and thought leadership. We are dedicated to helping you take advantage of today’s opportunities and anticipate tomorrow’s. We stay abreast of the latest investment trends and ideas, using our collective insight to evaluate events and transform them into solutions you can use.

■

A disciplined investment approach. We aren’t distracted by passing fads. Our teams adhere to a rigorous investment process that helps ensure the integrity of our products and enables you and your financial advisor to match our solutions to your objectives with confidence.

When you choose Columbia Management, you can be confident that we will take the time to understand your needs and help you and your financial advisor identify the solutions that are right for you. Because at Columbia Management, we don’t consider ourselves successful unless you are.

Sincerely,

J. Kevin Connaughton

President, Columbia Funds

Investors should consider the investment objectives, risks, charges and expenses of a mutual fund carefully before investing. For a free prospectus, which contains this and other important information about the funds, visit www.columbiamanagement.com. The prospectus should be read carefully before investing.

Columbia Funds are distributed by Columbia Management Investment Distributors, Inc., member FINRA, and managed by Columbia Management Investment Advisers, LLC.

© 2011 Columbia Management Investment Advisers, LLC. All rights reserved.

Fund Profile – Columbia Select Small Cap Fund

Summary

■	For the 12-month period that ended March 31, 2011, the fund’s Class A shares returned 25.85% without sales charge.

■	The fund outperformed its benchmark, the Russell 2000 Index[1], as well as with the average return of its peer group, the Lipper Small-Cap Core Funds Classification.[2]

■

Merger and acquisition activity boosted the fund’s returns. Overweights in the energy, consumer discretionary and information technology sectors buoyed the fund’s performance versus its benchmark, as did an underweight in health care. On the downside, underweights in consumer staples and financials held back results.

Portfolio Management

Douglas H. Pyle has managed the fund since 2008 and has been associated with the fund’s adviser or the fund’s previous adviser or its predecessors since 1999.

[1]	The Russell 2000 Index measures the performance of the 2,000 smallest of the 3,000 largest US companies, based on market capitalization.

[2]

Lipper Inc., a widely respected data provider in the industry, calculates an average total return (assuming reinvestment of distributions) for mutual funds with investment objectives similar to those of the fund. Lipper makes no adjustment for the effect of sales loads.

Indices are not available for investment, are not professionally managed and do not reflect sales charges, fees, brokerage commissions, taxes or other expenses of investing. Securities in the fund may not match those in an index.

Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. Please visit www.columbiamanagement.com for daily and most recent month-end performance updates.

Summary

1-year return as of 03/31/11

+25.85% Class A shares (without sales charge)

+25.79% Russell 2000 Index

Morningstar Style BoxTM

Equity Style

The Morningstar Style BoxTM is based on the fund’s portfolio holdings. For equity funds, the vertical axis shows the market capitalization of the stocks owned, and the horizontal axis shows investment style (value, blend, or growth). Information shown is based on the most recent data provided by Morningstar.

© 2011 Morningstar, Inc. All rights reserved. The Morningstar information contained herein: (1) is proprietary to Morningstar and/or its content providers; (2) may not be copied or distributed; and (3) is not warranted to be accurate, complete or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of this information.

1

Economic Update – Columbia Select Small Cap Fund

The U.S. economy continued to expand at a solid but uneven pace over the past 12 months, as measured by gross domestic product (GDP). Although lackluster second quarter 2010 GDP growth raised fears that the economy was losing steam and might lapse back into recession, the pace picked up in the third quarter of 2010, inspiring confidence among consumers, businesses and investors. GDP expanded by 2.6% in the third quarter and 3.1% in the fourth quarter. With the Federal Reserve Board (the Fed) providing additional monetary stimulus to shore up economic growth and the extension of key tax cuts for the next two years, expectations are for continued growth in 2011. However, early estimates of first quarter 2011 growth place it just under 2.0%, a disappointment after two strong quarters and a pick-up in employment.

Consumer spending on cars, clothing and other goods generally trended higher during the 12-month period, accelerating in the fourth quarter of 2010. Holiday spending rose 5.5% between November 5, 2010 and December 24, 2010, in all retail categories, excluding automobiles, compared with the same period in 2009, according to MasterCard Advisors’ SpendingPulse, which tracks spending on all transactions including cash. Personal income surged in January 2011 as payroll tax cuts kicked in. The personal savings rate edged higher, ending February, the last month for which data was available, at 5.8%.

News on the job front was increasingly positive. A good portion of the jobs added in March, April and May of 2010 were temporary, government-sponsored census positions, which began to unwind in June, July and August 2010. However, private sector payroll employment began to trend higher in the third quarter, massive layoffs declined and job growth turned solidly positive, with the addition of 444,000 new jobs in the first quarter of 2011.

Despite some glimmers of improvement early in 2010, the housing market remained troublesome throughout the period. Both new and existing home sales fell after a federal tax credit for new and repeat homebuyers expired. Distressed properties pressured prices and foreclosures continued — another drag on prices. The inventory of unsold homes ended the period higher than it started, at 8.9 and 8.6 months for new and existing homes, respectively, according to the National Association of Realtors and a joint release from the U.S. Census Bureau and the U.S. Department of Housing and Urban Development. The new year brought more disappointing news: Existing home sales fell in January 2011 after three months of sustained improvement. Tight credit and weak appraisals were cited as possible reasons for the decline.

Reports from the business side of the economy were generally positive. A key measure of the nation’s manufacturing situation — the Institute for Supply Management’s Index — took a somewhat surprising turn higher in the final months of the period. Technology spending rose 12% in 2010, according to the NPD Group, a national marketing research firm. Purchases of computers, networking and software returned to prerecession levels. Industrial production rose over the period, and manufacturing capacity utilized, per the report issued by the Fed — a key measure of the health of the manufacturing sector — edged higher.

Summary

For the 12-month period that ended March 31, 2011

■

The U.S. stock market, as measured by the S&P 500 Index, delivered solid returns, despite a summer 2010 correction. Foreign stock market returns were also positive, as measured by the MSCI EAFE Index (Net).

S&P Index	MSCI Index

15.65%	10.42%

■

Strengthening economic growth and rising interest rates kept a lid on most bond market sectors. The Barclays Capital Aggregate Bond Index delivered modest results. However, high-yield bonds were strong performers, as measured by the JPMorgan Developed BB High Yield Index.

Barclays Aggregate Index	JPMorgan Index

5.12%	13.04%

2

Economic Update (continued) – Columbia Select Small Cap Fund

Stocks moved higher despite summer 2010 decline

Against a strengthening economic backdrop, stock prices continued to rally despite a summer 2010 setback linked to a debt crisis brewing in Europe, which raised concerns among U.S. investors. These fears were short-lived and stocks regained their footing. In this environment, the S&P 500 Index1 returned 15.65% for the 12 months through March 31, 2011. Outside the United States, stock markets also delivered solid gains. The MSCI EAFE Index (Net),2 a broad gauge of stock market performance in foreign developed markets, returned 10.42% (in U.S. dollars) for the 12-month period, as concerns about the impact of a bailout for weak euro zone economies eased yet continued to restrain market performance. Emerging stock markets were strong. The MSCI Emerging Markets Index (Net)3 returned 18.46% (in U.S. dollars) for the 12-month period.

Bonds delivered modest returns

As the economy strengthened and interest rates edged higher, most bond sectors delivered modest returns. The Barclays Capital Aggregate Bond Index4 returned 5.12%. High-yield bonds led the fixed-income markets. For the 12 months covered by this report, the JPMorgan Developed BB High Yield Index5 returned 13.04% as default fears abated and investors grew more comfortable with risk. Despite rising yields in the second half of the period, the Treasury market was also positive. The Barclays Capital U.S. Treasury Index6 returned 4.53%. However, municipal bonds struggled in the second half of the period, as interest rates inched higher and issue supply surged ahead of the year-end expiration of the Build America Bonds program. The Barclays Capital Municipal Bond Index7 gained 1.63% for the period. Despite positive economic activity, the Fed kept a key short-term interest rate — the federal funds rate — close to zero, reflecting ongoing concerns about employment and the housing market.

Past performance is no guarantee of future results.

[1]	The Standard & Poor’s (S&P) 500 Index tracks the performance of 500 widely held, large-capitalization U.S. stocks.

[2]

The Morgan Stanley Capital International Europe, Australasia, Far East (MSCI EAFE) Index (Net) is a free float-adjusted market capitalization index that is designed to measure the equity market performance of developed markets, excluding the U.S. & Canada. As of December 31, 2010, the MSCI EAFE Index (Net) consisted of the following 22 developed market country indices: Australia, Austria, Belgium, Denmark, Finland, France, Germany, Greece, Hong Kong, Ireland, Israel, Italy, Japan, the Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland and the United Kingdom.

[3]

The Morgan Stanley Capital International Emerging Markets (MSCI EM) Index (Net) is a free float-adjusted market capitalization index that is designed to measure equity market performance of emerging markets. As of December 31, 2010, the MSCI EM Index (Net) consisted of the following 21 emerging market country indices: Brazil, Chile, China, Colombia, Czech Republic, Egypt, Hungary, India, Indonesia, Korea, Malaysia, Mexico, Morocco, Peru, Philippines, Poland, Russia, South Africa, Taiwan, Thailand and Turkey.

[4]

The Barclays Capital Aggregate Bond Index is a market value-weighted index that tracks the daily price, coupon, pay-downs and total return performance of fixed-rate, publicly placed, dollar-denominated and non-convertible investment grade debt issues with at least $250 million par amount outstanding and with at least one year to final maturity.

[5]	The JPMorgan Developed BB High Yield Index is an unmanaged index designed to mirror the investable universe of the U.S. dollar developed, BB-rated, high yield corporate debt market.

[6]

The Barclays Capital U.S. Treasury Index includes public obligations of the U.S. Treasury. Treasury bills are excluded by the maturity constraint. In addition, certain special issues, such as state and local government series bonds (SLGs), as well as U.S.Treasury TIPS, are excluded. STRIPS are excluded from the index because their inclusion would result in double-counting.

[7]	The Barclays Capital Municipal Bond Index is considered representative of the broad market for investment-grade, tax-exempt bonds with a maturity of at least one year.

Indices are not available for investment, are not professionally managed and do not reflect sales charges, fees, brokerage commissions, taxes or other expenses of investing. Securities in the fund may not match those in an index.

3

Performance Information – Columbia Select Small Cap Fund

Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. Please visit www.columbiamanagement.com for daily and most recent month-end performance updates.

Net asset value per share

as of 03/31/11 ($)
Class A	18.55
Class C	18.07
Class R	18.06
Class Z	18.69

Performance of a $10,000 investment 04/01/01 – 03/31/11

The chart above shows the change in value of a hypothetical $10,000 investment in Class A shares of Columbia Select Small Cap Fund during the stated time period, and does not reflect the deduction of taxes that a shareholder may pay on fund distributions or on the redemption of fund shares.

Performance of a $10,000 investment 04/01/01 – 03/31/11 ($)

Sales charge	without	with
Class A	23,192	21,866
Class C	22,597	22,597
Class R	22,627	n/a
Class Z	23,366	n/a

Average annual total return as of 03/31/11 (%)

Share class	A		C		R	Z
Inception	09/28/07		09/28/07		12/31/04	12/31/92
Sales charge	without	with	without	with	without	without
1-year	25.85	18.61	24.97	23.97	25.59	26.20
5-year	2.81	1.61	2.28	2.28	2.43	2.97
10-year	8.78	8.14	8.49	8.49	8.51	8.86

The “with sales charge” returns include the maximum initial sales charge of 5.75% for Class A shares and the applicable contingent deferred sales charge of 1.00% for Class C shares for the first year only. The “without sales charge” returns do not include the effect of sales charges. If they had, returns would be lower.

The Fund commenced operations on March 31, 2008. The returns of the Class A and Class C shares shown for periods prior to March 31, 2008 include the returns of Class A shares or Class C shares, as applicable, of Small Cap Fund, the predecessor to the Fund and a series of Excelsior Funds, Inc. (the “Predecessor Fund”), for periods after September 27, 2007, and include the returns of Shares class shares of the Predecessor Fund for periods prior to September 28, 2007. The returns shown reflect applicable sales charges, but have not been adjusted to reflect differences in expenses. If differences in expenses were reflected, the returns shown for the periods prior to September 28, 2007 would be lower. The returns of the Class R shares shown for periods prior to March 31, 2008 include the returns of Retirement Shares class shares of the Predecessor Fund for periods after December 30, 2004, and include the returns of Shares class shares of the Predecessor Fund for periods prior to December 31, 2004. The returns shown reflect that Class R shares are sold without sales charges, but have not been adjusted to reflect differences in expenses. If differences in expenses were reflected, the returns shown for periods prior to March 31, 2008 would be lower. The returns of the Class Z shares shown for periods prior to March 31, 2008 are those of the Shares class shares of the Predecessor Fund. The returns of Class Z shares shown have not been adjusted to reflect differences in expenses.

Inception date refers to the date on which the Predecessor Fund class commenced operations.

Performance results reflect any fee waivers or reimbursements of fund expenses by the investment advisor and/or any of its affiliates. Absent these fee waivers or expense reimbursement arrangements, performance results would have been lower.

All results shown assume reinvestment of distributions. Class Z shares are sold at net asset value with no distribution and service (Rule 12b-1) fees. Class R shares are sold at net asset value with distribution (Rule 12b-1) fees. Class R and Class Z shares have limited eligibility and the investment minimum requirements may vary. Please see the fund’s prospectus for details. Performance for different share classes will vary based on differences in sales charges and fees associated with each class.

The tables do not reflect the deduction of taxes that a shareholder may pay on fund distributions or on the redemption of fund shares.

4

Understanding Your Expenses – Columbia Select Small Cap Fund

As a fund shareholder, you incur two types of costs. There are transaction costs and ongoing costs, which generally include investment advisory fees, distribution and service (Rule 12b-1) fees and other fund expenses. The information on this page is intended to help you understand the ongoing costs of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds.

Analyzing your fund’s expenses by share class

To illustrate these ongoing costs, we have provided an example and calculated the expenses paid by investors in each share class during the period. The information in the following table is based on an initial investment of $1,000, which is invested at the beginning of the period and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the “Actual” column is calculated using the fund’s actual operating expenses and total return for the period. The amount listed in the “Hypothetical” column for each share class assumes that the return each year is 5% before expenses and is calculated based on the fund’s actual operating expenses. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during this period.

Compare with other funds

Since all mutual funds are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing costs of investing in the fund with other funds. To do so, compare the 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the ongoing costs of investing in a fund and do not reflect any transaction costs, such as sales charges, redemption fees or exchange fees.

Estimating your actual expenses

To estimate the expenses that you paid over the period, first you will need your account balance at the end of the period:

■

For shareholders who receive their account statements from Columbia Management Investment Services Corp., your account balance is available online at www.columbiamanagement.com or by calling Shareholder Services at 800.345.6611.

■	For shareholders who receive their account statements from their financial intermediary, contact your financial intermediary to obtain your account balance.
1.	Divide your ending account balance by $1,000. For example, if an account balance was $8,600 at the end of the period, the result would be 8.6.
2.	In the section of the table below titled “Expenses paid during the period,” locate the amount for your share class. You will find this number in the column labeled “Actual.” Multiply this number by the result from step 1. Your answer is an estimate of the expenses you paid on your account during the period.

If the value of your account falls below the minimum initial investment requirement applicable to you, your account may be subject to a $20 annual fee. This fee is not included in the accompanying table. If you are subject to the fee, keep it in mind when you are estimating the ongoing expenses of investing in the fund and when comparing the expenses of this fund with other funds.

10/01/10 – 03/31/11
	Account value at the beginning of the period ($)		Account value at the end of the period ($)		Expenses paid during the period ($)		Fund’s annualized expense ratio (%)
	Actual	Hypothetical	Actual	Hypothetical	Actual	Hypothetical	Actual
Class A	1,000.00	1,000.00	1,245.80	1,018.20	7.56	6.79	1.35
Class C	1,000.00	1,000.00	1,241.90	1,014.46	11.74	10.55	2.10
Class R	1,000.00	1,000.00	1,243.80	1,016.95	8.95	8.05	1.60
Class Z	1,000.00	1,000.00	1,247.70	1,019.45	6.16	5.54	1.10

Expenses paid during the period are equal to the annualized expense ratio for the share class, multiplied by the average account value over the period, then multiplied by the number of days in the fund’s most recent fiscal half-year and divided by 365.

Had the Investment Manager and/or any of its affiliates not waived fees or reimbursed a portion of expenses, account value at the end of the period would have been reduced.

It is important to note that the expense amounts shown in the table are meant to highlight only ongoing costs of investing in the fund and do not reflect any transaction costs, such as sales charges, redemption fees or exchange fees. Therefore, the hypothetical examples provided may not help you determine the relative total costs of owning shares of different funds. If these transaction costs were included, your costs would have been higher.

5

Portfolio Manager’s Report – Columbia Select Small Cap Fund

Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. Please visit www.columbiamanagement.com for daily and most recent month-end performance updates.

Top 10 holdings

as of 03/31/11 (%)
Endo Pharmaceuticals	3.2
SM Energy	3.1
Helmerich & Payne	3.1
Athenahealth	3.1
Legg Mason	3.0
Chicago Bridge & Iron	2.9
Fair Isaac	2.9
Kansas City Southern	2.8
STEC	2.8
Power Integrations	2.7

Top 5 sectors

as of 03/31/11 (%)
Information Technology	28.4
Industrials	18.2
Consumer Discretionary	16.4
Financials	12.9
Health Care	8.6

The fund is actively managed and the composition of its portfolio will change over time. Information provided is calculated as a percentage of net assets.

For the 12-month period that ended March 31, 2011, the fund’s Class A shares returned 25.85% without sales charge. The fund’s benchmark, the Russell 2000 Index, returned 25.79% for the same period. The fund’s return edged out the average return of the funds in its peer group, the Lipper Small-Cap Core Funds Classification, which was 25.20% for the 12-month period. Merger and acquisition (M&A) activity proved especially beneficial to the fund’s return. Overweights in the energy, consumer discretionary and information technology sectors also buoyed the fund’s performance versus its benchmark, as did an underweight in health care. On the downside, underweights in consumer staples and financials held back results.

M&A activity, sector weights boost performance

During the past year, we witnessed an uptick in M&A activity. The fund benefited from this trend, as three of its holdings were acquired by larger companies: Bucyrus International by Caterpillar, the world’s largest construction and mining equipment manufacturer; Hewitt Associates by Aon Corporation, an insurance brokerage company; and CommScope by Carlyle Group, a leveraged buyout firm.

Overweights in energy, consumer discretionary and information technology also were beneficial, as was an underweight in health care. F5 Networks, a technology company that provides software and hardware for interconnectivity systems, was the fund’s top relative contributor. As mobile communications soared, the demand for F5 Networks’ products increased exponentially. We believed F5 Networks had experienced a solid run during the period and sold the stock to benefit from those gains. Turning to the energy sector, SM Energy and Helmerich & Payne (each 3.1% of net assets) rose with improving conditions in the energy market. SM Energy, a natural gas company, gained steadily as oil prices pushed higher, creating stronger demand for natural gas, which is considered an alternative to oil. Helmerich & Payne, an oil and gas driller, also benefited from higher prices and demand. In consumer discretionary, home goods retailer Williams-Sonoma (2.1% of net assets) was a solid performer, as its Internet sales grew when consumers began spending amid the economic recovery. International art auctioneer Sotheby’s (2.2% of net assets) also bolstered returns. As emerging-market economies have continued to acquire wealth, consumers from China, India and Russia are buying artwork native to their home countries, creating strong demand for Sotheby’s services.

Financials, homebuilding stocks detract

The fund had less exposure than the index to financials, which tempered the fund’s relative performance. In financials, independent investment bank Greenhill (1.7% of net assets) held back results. While M&A activity showed some improvement, it was not enough to lift Greenhill’s stock. We continued to believe this company would benefit from the improving economy and consolidation in several sectors, so we maintained the fund’s position in the stock. Turning to consumer discretionary, a sector that generally did well for the fund, owning homebuilder Ryland Group (1.8% of net assets) proved detrimental. We believe homebuilding and the housing market have reached a bottom and held on to Ryland Group, as we maintain conviction that the company will benefit from improving economic conditions.

6

Portfolio Manager’s Report (continued) – Columbia Select Small Cap Fund

Looking ahead

We believe that the economy is shifting from slow growth to moderate improvement. There is an increased potential for inflation, as well as the possibility of a lower unemployment rate. However, we are cautious about predicting the future, as it does not affect the fund’s positioning. We aim to uncover stocks that represent low risk with a high potential for return over the long term, concentrating the fund’s assets in those stocks in which we have a high conviction. As such, we have reduced the fund’s positions in several stocks that have recently experienced strong gains, such as F5 Networks, Sotheby’s and Williams-Sonoma. We have used the proceeds to establish or increase positions in companies where we believe there are greater growth opportunities, such as regional banks and homebuilders. We also added to the fund’s health care weight, building larger positions in Endo Pharmaceuticals Holdings (3.2% of net assets) and Charles River Laboratories (1.2% of net assets).

Portfolio characteristics and holdings are subject to change periodically and may not be representative of current characteristics and holdings. The outlook for the fund may differ from that presented for other Columbia Funds.

Equity securities are affected by stock market fluctuations that occur in response to economic and business developments.

Stocks of small-cap companies pose special risks, including possible illiquidity and greater price volatility than stocks of larger, more established companies.

7

Investment Portfolio – Columbia Select Small Cap Fund

March 31, 2011

Common Stocks – 99.6%

	Shares	Value ($)
Consumer Discretionary – 16.4%
Diversified Consumer Services – 4.4%
Coinstar, Inc. (a)	300,000	13,776,000
Sotheby’s	260,000	13,676,000

Diversified Consumer Services Total		27,452,000

Hotels, Restaurants & Leisure – 2.0%
P.F. Chang’s China Bistro, Inc.	260,000	12,009,400

Hotels, Restaurants & Leisure Total		12,009,400

Household Durables – 6.0%
Harman International Industries, Inc.	280,000	13,109,600
Meritage Home Corp. (a)	540,000	13,030,200
Ryland Group, Inc.	700,000	11,130,000

Household Durables Total		37,269,800

Specialty Retail – 2.1%
Williams-Sonoma, Inc.	320,000	12,960,000

Specialty Retail Total		12,960,000

Textiles, Apparel & Luxury Goods – 1.9%
Timberland Co., Class A (a)	280,000	11,561,200

Textiles, Apparel & Luxury Goods Total		11,561,200

Consumer Discretionary Total		101,252,400

Consumer Staples – 1.0%
Food Products – 1.0%
Dean Foods Co. (a)	600,000	6,000,000

Food Products Total		6,000,000

Consumer Staples Total		6,000,000

Energy – 7.3%
Energy Equipment & Services – 3.1%
Helmerich & Payne, Inc.	280,000	19,233,200

Energy Equipment & Services Total		19,233,200

Oil, Gas & Consumable Fuels – 4.2%
Comstock Resources, Inc. (a)	120,000	3,712,800
James River Coal Co. (a)	120,000	2,900,400
SM Energy Co.	260,000	19,289,400

Oil, Gas & Consumable Fuels Total		25,902,600

Energy Total		45,135,800

Financials – 12.9%
Capital Markets – 6.2%
Greenhill & Co., Inc.	160,000	10,526,400
KBW, Inc.	360,000	9,428,400
Legg Mason, Inc.	510,000	18,405,900

Capital Markets Total		38,360,700

	Shares	Value ($)
Commercial Banks – 6.7%
City National Corp.	220,000	12,551,000
Wintrust Financial Corp.	400,000	14,700,000
Zions Bancorporation	620,000	14,297,200

Commercial Banks Total		41,548,200

Financials Total		79,908,900

Health Care – 8.6%
Health Care Equipment & Supplies – 1.1%
Cooper Companies, Inc.	100,000	6,945,000

Health Care Equipment & Supplies Total		6,945,000

Health Care Technology – 3.1%
athenahealth, Inc. (a)	420,000	18,954,600

Health Care Technology Total		18,954,600

Life Sciences Tools & Services – 1.2%
Charles River Laboratories International, Inc. (a)	200,000	7,676,000

Life Sciences Tools & Services Total		7,676,000

Pharmaceuticals – 3.2%
Endo Pharmaceuticals Holdings, Inc. (a)	520,000	19,843,200

Pharmaceuticals Total		19,843,200

Health Care Total		53,418,800

Industrials – 18.2%
Building Products – 3.9%
Quanex Building Products Corp.	620,000	12,170,600
Simpson Manufacturing Co., Inc.	400,000	11,784,000

Building Products Total		23,954,600

Construction & Engineering – 7.6%
Chicago Bridge & Iron Co., NV, N.Y. Registered Shares	440,000	17,890,400
Granite Construction, Inc.	420,000	11,802,000
Layne Christensen Co. (a)	200,000	6,900,000
Shaw Group, Inc. (a)	300,000	10,623,000

Construction & Engineering Total		47,215,400

Machinery – 2.7%
AGCO Corp. (a)	300,000	16,491,000

Machinery Total		16,491,000

Professional Services – 1.2%
FTI Consulting, Inc. (a)	200,000	7,666,000

Professional Services Total		7,666,000

See Accompanying Notes to Financial Statements.

8

Columbia Select Small Cap Fund

March 31, 2011

Common Stocks (continued)

	Shares	Value ($)
Industrials (continued)
Road & Rail – 2.8%
Kansas City Southern (a)	320,000	17,424,000

Road & Rail Total		17,424,000

Industrials Total		112,751,000

Information Technology – 28.4%
Communications Equipment – 5.0%
InterDigital, Inc.	320,000	15,267,200
Plantronics, Inc.	420,000	15,380,400

Communications Equipment Total		30,647,600

Computers & Peripherals – 2.8%
STEC, Inc. (a)	860,000	17,277,400

Computers & Peripherals Total		17,277,400

Electronic Equipment, Instruments & Components – 1.2%
Molex, Inc.	300,000	7,536,000

Electronic Equipment, Instruments & Components Total		7,536,000

Internet Software & Services – 2.7%
Digital River, Inc. (a)	220,000	8,234,600
j2 Global Communications, Inc. (a)	280,000	8,262,800

Internet Software & Services Total		16,497,400

IT Services – 5.6%
CACI International, Inc., Class A (a)	220,000	13,490,400
Forrester Research, Inc. (a)	380,000	14,550,200
VeriFone Systems, Inc. (a)	120,000	6,594,000

IT Services Total		34,634,600

Semiconductors & Semiconductor Equipment – 2.7%
Power Integrations, Inc.	440,000	16,865,200

Semiconductors & Semiconductor Equipment Total		16,865,200

Software – 8.4%
Fair Isaac Corp.	560,000	17,701,600
Kenexa Corp. (a)	380,000	10,484,200
Manhattan Associates, Inc. (a)	480,000	15,705,600
Websense, Inc. (a)	360,000	8,269,200

Software Total		52,160,600

Information Technology Total		175,618,800

Materials – 5.9%
Chemicals – 4.0%
Intrepid Potash, Inc. (a)	360,000	12,535,200
OM Group, Inc. (a)	340,000	12,423,600

Chemicals Total		24,958,800

	Shares	Value ($)
Metals & Mining – 1.9%
Materion Corp (a)	280,000	11,424,000

Metals & Mining Total		11,424,000

Materials Total		36,382,800

Telecommunication Services – 0.9%
Diversified Telecommunication Services – 0.9%
Iridium Communications, Inc. (a)	700,000	5,579,000

Diversified Telecommunication Services Total		5,579,000

Telecommunication Services Total		5,579,000

Total Common Stocks (cost of $424,549,361)		616,047,500

Short-Term Obligation – 0.8%
	Par ($)
Repurchase agreement with Fixed Income Clearing Corp., dated 03/31/11, due 04/01/11 at 0.070%, collateralized by a U.S. Government Agency obligation maturing 06/23/15, market value $4,754,813 (repurchase proceeds $4,660,009)	4,660,000	4,660,000

Total Short-Term Obligation (cost of $4,660,000)		4,660,000

Total Investments – 100.4% (cost of $429,209,361) (b)		620,707,500

Other Assets & Liabilities, Net – (0.4)%		(2,421,264)

Net Assets – 100.0%		618,286,236

Notes to Investment Portfolio:

(a)	Non-income producing security.

(b)	Cost for federal income tax purposes is $429,680,411.

Generally accepted accounting principles (GAAP) require disclosure regarding the inputs and valuation techniques used to measure fair value and any changes in valuation inputs or techniques. In addition, investments shall be disclosed by major category.

The Fund categorizes its fair value measurements according to a three-level hierarchy that maximizes the use of observable inputs and minimizes the use of unobservable inputs by prioritizing that the most observable input be used when available. Observable inputs are those that market participants would use in pricing an investment based on market data obtained from sources independent of the reporting entity. Unobservable inputs are those that reflect the Fund’s assumptions about the information market participants would use in pricing an investment. An investment’s level within the fair value hierarchy is based on the lowest level of any input that is deemed significant to the asset or liability’s fair value measurement. The input levels are not necessarily an indication of the risk or liquidity associated with investments at that level. For example, certain U.S. government securities are generally high quality and liquid, however, they are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market.

See Accompanying Notes to Financial Statements.

9

Columbia Select Small Cap Fund

March 31, 2011

Fair value inputs are summarized in the three broad levels listed below:

•

Level 1 — Valuations based on quoted prices for investments in active markets that the Fund has the ability to access at the measurement date (including NAV for open-end mutual funds). Valuation adjustments are not applied to Level 1 investments.

•	Level 2 — Valuations based on other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.).

•	Level 3 — Valuations based on significant unobservable inputs (including the Fund’s own assumptions and judgment in determining the fair value of investments).

Inputs that are used in determining fair value of an investment may include price information, credit data, volatility statistics, and other factors. These inputs can be either observable or unobservable. The availability of observable inputs can vary between investments, and is affected by various factors such as the type of investment, and the volume and level of activity for that investment or similar investments in the marketplace. The inputs will be considered by the Investment Manager, along with any other relevant factors in the calculation of an investment’s fair value. The Fund uses prices and inputs that are current as of the measurement date, which may include periods of market dislocations. During these periods, the availability of prices and inputs may be reduced for many investments. This condition could cause an investment to be reclassified between the various levels within the hierarchy. Non-U.S. equity securities actively traded in foreign markets may be reflected in Level 2 despite the availability of closing prices, because the Fund evaluates and determines whether those closing prices reflect fair value at the close of the New York Stock Exchange (NYSE) or require adjustment, as described in Note 2 to the financial statements — Security Valuation.

Investments falling into the Level 3 category are primarily supported by quoted prices from brokers and dealers participating in the market for those investments. However, these may be classified as Level 3 investments due to lack of market transparency and corroboration to support these quoted prices. Additionally, valuation models may be used as the pricing source for any remaining investments classified as Level 3. These models rely on one or more significant unobservable inputs and/or significant assumptions by the Investment Manager. Inputs used in valuations may include, but are not limited to, financial statement analysis, capital account balances, discount rates and estimated cash flows, and comparable company data.

The following table is a summary of the inputs used to value the Fund’s investments as of March 31, 2011:

Description	Quoted Prices (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Total Common Stocks	$616,047,500	$—	$—	$616,047,500

Total Short-Term Obligation	—	4,660,000	—	4,660,000

Total Investments	$616,047,500	$4,660,000	$—	$620,707,500

The Fund’s assets assigned to the Level 2 input category represent certain short-term obligations which are valued using amortized cost, an income approach which converts future cash flows to a present value based upon the discount or premium at purchase.

There were no significant transfers of financial assets between Levels 1 and 2 during the period.

At March 31, 2011, the Fund held investments in the following sectors:

Sector	% of Net Assets
Information Technology	28.4
Industrials	18.2
Consumer Discretionary	16.4
Financials	12.9
Health Care	8.6
Energy	7.3
Materials	5.9
Consumer Staples	1.0
Telecommunication Services	0.9

99.6
Short-Term Obligation	0.8
Other Assets & Liabilities, Net	(0.4)

100.0

See Accompanying Notes to Financial Statements.

10

Statement of Assets and Liabilities – Columbia Select Small Cap Fund

March 31, 2011

		($)
Assets	Total investments, at identified cost	429,209,361

	Total investments, at value	620,707,500
	Cash	345
	Receivable for:
	Investments sold	795,201
	Fund shares sold	133,972
	Dividends	162,450
	Interest	9
	Expense reimbursement due from the Investment Manager	1,987
	Trustees’ deferred compensation plan	20,223
	Prepaid expenses	19,825

	Total Assets	621,841,512

Liabilities	Payable for:
	Investments purchased	1,860,760
	Fund shares repurchased	1,047,950
	Investment advisory fee	384,062
	Administration fee	65,996
	Pricing and bookkeeping fees	10,928
	Transfer agent fee	82,084
	Trustees’ fees	1,141
	Custody fee	6,194
	Distribution and service fees	9,239
	Chief compliance officer expenses	326
	Interest	48
	Trustees’ deferred compensation plan	20,223
	Other liabilities	66,325

	Total Liabilities	3,555,276

	Net Assets	618,286,236

Net Assets Consist of	Paid-in capital	465,391,074
	Accumulated net investment loss	(18,162)
	Accumulated net realized loss	(38,584,815)
	Net unrealized appreciation on investments	191,498,139

	Net Assets	618,286,236

See Accompanying Notes to Financial Statements.

11

Statement of Assets and Liabilities (continued) – Columbia Select Small Cap Fund

March 31, 2011

Class A	Net assets	$18,020,157
	Shares outstanding	971,212
	Net asset value per share	$18.55	(a)
	Maximum sales charge	5.75%
	Maximum offering price per share ($18.55/0.9425)	$19.68	(b)

Class C	Net assets	$1,300,931
	Shares outstanding	72,007
	Net asset value and offering price per share	$18.07	(a)

Class R	Net assets	$10,617,872
	Shares outstanding	587,811
	Net asset value, offering and redemption price per share	$18.06

Class Z	Net assets	$588,347,276
	Shares outstanding	31,480,531
	Net asset value, offering and redemption price per share	$18.69

(a)	Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

(b)	On sales of $50,000 or more the offering price is reduced.

See Accompanying Notes to Financial Statements.

12

Statement of Operations – Columbia Select Small Cap Fund

For the Year Ended March 31, 2011

		($)
Investment Income	Dividends	4,462,700
	Interest	2,969
	Foreign taxes withheld	(3,750)

	Total Investment Income	4,461,919

Expenses	Investment advisory fee	4,232,065
	Administration fee	723,809
	Distribution fee:
	Class C	9,455
	Class R	47,504
	Service fee:
	Class A	39,834
	Class C	3,152
	Transfer agent fee	802,839
	Pricing and bookkeeping fees	123,468
	Trustees’ fees	36,081
	Custody fee	26,378
	Chief compliance officer expenses	1,496
	Other expenses	259,698

	Expenses before interest expense	6,305,779
	Interest expense	7,932

	Total Expenses	6,313,711

	Fees waived or expenses reimbursed by Investment Manager	(7,285)
	Expense reductions	— *

	Net Expenses	6,306,426

	Net Investment Loss	(1,844,507)

Net Realized and Unrealized Gain (Loss) on Investments	Net realized gain on investments	95,064,234
	Net change in unrealized appreciation (depreciation) on investments	38,993,847

	Net Gain	134,058,081

	Net Increase Resulting from Operations	132,213,574

*	Rounds to less than $1.

See Accompanying Notes to Financial Statements.

13

Statement of Changes in Net Assets – Columbia Select Small Cap Fund

		Year Ended March 31,
Increase (Decrease) in Net Assets		2011 ($)	2010 ($)
Operations	Net investment loss	(1,844,507)	(1,924,947)
	Net realized gain (loss) on investments	95,064,234	(9,941,861)
	Net change in unrealized appreciation (depreciation) on investments	38,993,847	239,917,915

	Net increase resulting from operations	132,213,574	228,051,107

	Net Capital Stock Transactions	(137,897,113)	60,662,968

	Increase from regulatory settlements	—	18,764

	Total increase (decrease) in net assets	(5,683,539)	288,732,839

Net Assets	Beginning of period	623,969,775	335,236,936
	End of period	618,286,236	623,969,775
	Accumulated net investment loss at end of period	(18,162)	(11,483)

See Accompanying Notes to Financial Statements.

14

Statement of Changes in Net Assets (continued) – Columbia Select Small Cap Fund

	Capital Stock Activity
	Year Ended March 31, 2011		Year Ended March 31, 2010
	Shares	Dollars ($)	Shares	Dollars ($)
Class A
Subscriptions	286,895	4,572,176	542,155	6,373,440
Redemptions	(352,721)	(5,529,175)	(240,143)	(2,988,481)

Net increase (decrease)	(65,826)	(956,999)	302,012	3,384,959

Class C
Subscriptions	24,259	382,496	32,444	420,347
Redemptions	(27,673)	(453,745)	(75,455)	(827,092)

Net decrease	(3,414)	(71,249)	(43,011)	(406,745)

Class R
Subscriptions	213,182	3,317,215	202,194	2,483,997
Redemptions	(306,421)	(4,597,584)	(176,360)	(2,158,391)

Net increase (decrease)	(93,239)	(1,280,369)	25,834	325,606

Class Z
Subscriptions	5,218,684	82,865,441	15,743,435	191,856,210
Redemptions	(14,115,146)	(218,453,937)	(10,726,335)	(134,497,062)

Net increase (decrease)	(8,896,462)	(135,588,496)	5,017,100	57,359,148

See Accompanying Notes to Financial Statements.

15

Financial Highlights – Columbia Select Small Cap Fund

Selected data for a share outstanding throughout each period is as follows:

	Year Ended March 31,					Period Ended March 31,
Class A Shares	2011		2010	2009		2008 (a)
Net Asset Value, Beginning of Period	$14.74		$9.08	$16.15		$21.11

Income from Investment Operations:
Net investment loss (b)	(0.09	)(c)	(0.08)	(0.06)		(0.05)
Net realized and unrealized gain (loss) on investments	3.90		5.74	(6.53)		(3.43)

Total from investment operations	3.81		5.66	(6.59)		(3.48)

Less Distributions to Shareholders:
From net realized gains	—		—	(0.48)		(1.48)

Increase from regulatory settlements	—		— (d)	—	(d)	—

Net Asset Value, End of Period	$18.55		$14.74	$9.08		$16.15
Total return (e)	25.85	%(f)	62.33%	(42.02	)%(f)	(17.38	)%(f)(g)(h)

Ratios to Average Net Assets/Supplemental Data:
Net expenses before interest expense (i)	1.35%		1.36%	1.36%		1.20	%(j)
Interest expense (k)	—%		—%	—%		—	%(j)
Net expenses (i)	1.35%		1.36%	1.36%		1.20	%(j)
Waiver/Reimbursement	—	%(k)	—	0.04%		0.05	%(j)
Net investment loss (i)	(0.55)%		(0.63)%	(0.47)%		(0.67	)%(j)
Portfolio turnover rate	71%		73%	67%		73	%(g)
Net assets, end of period (000s)	$18,020		$15,281	$6,671		$3,436

(a)	The Predecessor Fund’s Class A shares commenced operations on September 28, 2007. Per share data and total return reflect activity from that date.

(b)	Per share data was calculated using the average shares outstanding during the period.

(c)	Net investment loss per share reflects a special dividend. The effect of this dividend amounted to $0.03 per share.

(d)	Rounds to less than $0.01 per share.

(e)	Total return at net asset value assuming all distributions reinvested and no initial sales charge or contingent deferred sales charge.

(f)	Had the Investment Manager and/or any of its affiliates not waived fees or reimbursed a portion of expenses, total return would have been reduced.

(g)	Not annualized.

(h)	Total return includes a voluntary reimbursement by the Investment Manager for a realized investment loss due to a trading error. This reimbursement increased total return and net asset value per share by less than 0.01% and less than $0.01, respectively.

(i)	The benefits derived from expense reductions had an impact of less than 0.01%.

(j)	Annualized.

(k)	Rounds to less than 0.01%.

See Accompanying Notes to Financial Statements.

16

Financial Highlights – Columbia Select Small Cap Fund

Selected data for a share outstanding throughout each period is as follows:

	Year Ended March 31,					Period Ended March 31,
Class C Shares	2011		2010	2009		2008 (a)
Net Asset Value, Beginning of Period	$14.46		$8.97	$16.10		$21.11

Income from Investment Operations:
Net investment loss (b)	(0.20	)(c)	(0.16)	(0.17)		(0.12)
Net realized and unrealized gain (loss) on investments	3.81		5.65	(6.48)		(3.41)

Total from investment operations	3.61		5.49	(6.65)		(3.53)

Less Distributions to Shareholders:
From net realized gains	—		—	(0.48)		(1.48)

Increase from regulatory settlements	—		— (d)	—	(d)	—

Net Asset Value, End of Period	$18.07		$14.46	$8.97		$16.10
Total return (e)	24.97	%(f)	61.20%	(42.53	)%(f)	(17.63	)%(f)(g)(h)

Ratios to Average Net Assets/Supplemental Data:
Net expenses before interest expense (i)	2.10%		2.11%	2.11%		1.95	%(j)
Interest expense (k)	—%		—%	—%		—	%(j)
Net expenses (i)	2.10%		2.11%	2.11%		1.95	%(j)
Waiver/Reimbursement	—	%(k)	—	0.04%		0.05	%(j)
Net investment loss (i)	(1.30)%		(1.34)%	(1.31)%		(1.42	)%(j)
Portfolio turnover rate	71%		73%	67%		73	%(g)
Net assets, end of period (000s)	$1,301		$1,090	$1,063		$2,101

(a)	The Predecessor Fund’s Class C shares commenced operations on September 28, 2007. Per share data and total return reflect activity from that date.

(b)	Per share data was calculated using the average shares outstanding during the period.

(c)	Net investment loss per share reflects a special dividend. The effect of this dividend amounted to $0.03 per share.

(d)	Rounds to less than $0.01 per share.

(e)	Total return at net asset value assuming all distributions reinvested and no contingent deferred sales charge.

(f)	Had the Investment Manager and/or any of its affiliates not waived fees or reimbursed a portion of expenses, total return would have been reduced.

(g)	Not annualized.

(h)	Total return includes a voluntary reimbursement by the Investment Manager for a realized investment loss due to a trading error. This reimbursement increased total return and net asset value per share by less than 0.01% and less than $0.01, respectively.

(i)	The benefits derived from expense reductions had an impact of less than 0.01%.

(j)	Annualized.

(k)	Rounds to less than 0.01%.

See Accompanying Notes to Financial Statements.

17

Financial Highlights – Columbia Select Small Cap Fund

Selected data for a share outstanding throughout each period is as follows:

	Year Ended March 31,
Class R Shares	2011		2010		2009		2008 (a)		2007
Net Asset Value, Beginning of Period	$14.38		$8.88		$15.86		$18.98		$19.12

Income from Investment Operations:
Net investment loss (b)	(0.12	)(c)	(0.10)		(0.10)		(0.21)		(0.22)
Net realized and unrealized gain (loss) on investments	3.80		5.60		(6.40)		(1.43)		1.34

Total from investment operations	3.68		5.50		(6.50)		(1.64)		1.12

Less Distributions to Shareholders:
From net realized gains	—		—		(0.48)		(1.48)		(1.26)

Increase from regulatory settlements	—		—	(d)	—	(d)	—		—

Net Asset Value, End of Period	$18.06		$14.38		$8.88		$15.86		$18.98
Total return (e)	25.59	%(f)	61.94%		(42.22	)%(f)	(9.66	)%(f)(g)	6.23%

Ratios to Average Net Assets/Supplemental Data:
Net expenses before interest expense (h)	1.60%		1.61%		1.61%		1.70%		1.74%
Interest expense	—	%(i)	—	%(i)	—	%(i)	—	%(i)	—
Net expenses (h)	1.60%		1.61%		1.61%		1.70%		1.74%
Waiver/Reimbursement	—	%(i)	—		0.04%		0.04%		—
Net investment loss (h)	(0.82)%		(0.85)%		(0.80)%		(1.13)%		(1.21)%
Portfolio turnover rate	71%		73%		67%		73%		52%
Net assets, end of period (000s)	$10,618		$9,795		$5,819		$6,881		$1,827

(a)	On March 31, 2008, Retirement Shares class of Small Cap Fund, a series of Excelsior Funds, Inc., was reorganized into the Fund’s Class R. The financial information of the Fund’s Class R includes the financial information of Small Cap Fund’s Retirement Shares class.

(b)	Per share data was calculated using the average shares outstanding during the period.

(c)	Net investment loss per share reflects a special dividend. The effect of this dividend amounted to $0.03 per share.

(d)	Rounds to less than $0.01 per share.

(e)	Total return at net asset value assuming all distributions reinvested.

(f)	Had the Investment Manager and/or any of its affiliates not waived fees or reimbursed a portion of expenses, total return would have been reduced.

(g)	Total return includes a voluntary reimbursement by the Investment Manager for a realized investment loss due to a trading error. This reimbursement increased total return and net asset value per share by less than 0.01% and less than $0.01, respectively.

(h)	The benefits derived from expense reductions had an impact of less than 0.01%.

(i)	Rounds to less than 0.01%.

See Accompanying Notes to Financial Statements.

18

Financial Highlights – Columbia Select Small Cap Fund

Selected data for a share outstanding throughout each period is as follows:

	Year Ended March 31,
Class Z Shares	2011		2010		2009		2008 (a)		2007
Net Asset Value, Beginning of Period	$14.81		$9.10		$16.15		$19.21		$19.23

Income from Investment Operations:
Net investment loss (b)	(0.05	)(c)	(0.05)		(0.04)		(0.12)		(0.12)
Net realized and unrealized gain (loss) on investments	3.93		5.76		(6.53)		(1.46)		1.36

Total from investment operations	3.88		5.71		(6.57)		(1.58)		1.24

Less Distributions to Shareholders:
From net realized gains	—		—		(0.48)		(1.48)		(1.26)

Increase from regulatory settlements	—		—	(d)	—	(d)	—		—

Net Asset Value, End of Period	$18.69		$14.81		$9.10		$16.15		$19.21
Total return (e)	26.20	%(f)	62.75%		(41.89	)%(f)	(9.22	)%(f)(g)	6.83%

Ratios to Average Net Assets/Supplemental Data:
Net expenses before interest expense (h)	1.10%		1.11%		1.11%		1.20%		1.22%
Interest expense	—	%(i)	—	%(i)	—	%(i)	—	%(i)	—
Net expenses (h)	1.10%		1.11%		1.11%		1.20%		1.22%
Waiver/Reimbursement	—	%(i)	—		0.04%		0.04%		—
Net investment loss (h)	(0.31)%		(0.36)%		(0.31)%		(0.63)%		(0.66)%
Portfolio turnover rate	71%		73%		67%		73%		52%
Net assets, end of period (000s)	$588,347		$597,804		$321,684		$676,616		$694,765

(a)	On March 31, 2008, Shares class of Small Cap Fund, a series of Excelsior Funds, Inc., was reorganized into the Fund’s Class Z. The financial information of the Fund’s Class Z includes the financial information of Small Cap Fund’s Shares class.

(b)	Per share data was calculated using the average shares outstanding during the period.

(c)	Net investment loss per share reflects a special dividend. The effect of this dividend amounted to $0.03 per share.

(d)	Rounds to less than $0.01 per share.

(e)	Total return at net asset value assuming all distributions reinvested.

(f)	Had the Investment Manager and/or any of its affiliates not waived fees or reimbursed a portion of expenses, total return would have been reduced.

(g)	Total return includes a voluntary reimbursement by the Investment Manager for a realized investment loss due to a trading error. This reimbursement increased total return and net asset value per share by less than 0.01% and less than $0.01, respectively.

(h)	The benefits derived from expense reductions had an impact of less than 0.01%.

(i)	Rounds to less than 0.01%.

See Accompanying Notes to Financial Statements.

19

Notes to Financial Statements – Columbia Select Small Cap Fund

March 31, 2011

Note 1. Organization

Columbia Select Small Cap Fund (the Fund), a series of Columbia Funds Series Trust I (the Trust), is a diversified fund. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust.

After the close of business on April 30, 2010, Ameriprise Financial, Inc. (Ameriprise Financial) acquired a portion of the asset management business of Columbia Management Group, LLC (the Transaction), including the business of managing the Fund. In connection with the closing of the Transaction (the Closing), RiverSource Investments, LLC, a wholly owned subsidiary of Ameriprise Financial, became the investment manager of the Fund and changed its name to Columbia Management Investment Advisers, LLC (the Investment Manager).

Investment Objective

The Fund seeks long-term capital appreciation.

Fund Shares

The Trust has unlimited authorized shares of beneficial interest. The Fund offers Class A, Class C, Class R and Class Z shares. All share classes have identical voting, dividend and liquidation rights. Each share class has its own expense structure and sales charges, as applicable.

Class A shares are subject to a maximum front-end sales charge of 5.75% based on the initial investment amount. Class A shares purchased without an initial sales charge in accounts aggregating $1 million to $50 million at the time of purchase are subject to a 1.00% contingent deferred sales charge (CDSC) if the shares are sold within 18 months of purchase, charged as follows: 1.00% CDSC if redeemed within 12 months of purchase, and 0.50% CDSC if redeemed more than 12, but less than 18 months after purchase.

Class C shares are subject to a 1.00% CDSC on shares redeemed within one year of purchase.

Class R shares are not subject to sales charges and are available only to qualifying institutional investors.

Class Z shares are not subject to sales charges and are available only to certain investors, as described in the Fund’s prospectus.

Note 2. Summary of Significant Accounting Policies

The preparation of financial statements in accordance with U.S. generally accepted accounting principles (GAAP) requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates.

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements.

Security Valuation

Equity securities are valued at the last sale price on the principal exchange on which they trade, except for securities traded on the NASDAQ, which are valued at the NASDAQ official close price. Unlisted securities or listed securities for which there were no sales during the day are valued at the closing bid price on such exchanges or over-the-counter markets.

Short-term investments maturing in 60 days or less are valued at amortized cost, which approximates market value.

Investments for which market quotations are not readily available, or that have quotations which management believes are not reliable, are valued at fair value as determined in good faith under consistently applied procedures established by and under the general supervision of the Board of Trustees. If a security is valued at fair value, such value is likely to be different from the last quoted market price for the security. The determination of fair value often requires significant judgment. To determine fair value, management may use assumptions including but not limited to future cash flows and estimated risk premiums. Multiple inputs from various sources may be used to determine value.

Repurchase Agreements

The Fund may engage in repurchase agreement transactions with institutions that the Investment Manager has determined are creditworthy. The Fund, through the custodian, receives delivery of the underlying securities collateralizing a repurchase agreement. The Investment Manager is responsible for determining that the collateral is at least equal, at all times, to the value of the repurchase obligation including interest. A repurchase agreement transaction involves certain risks in the event of default or insolvency of the counterparty. These risks include possible delays in or restrictions on the Fund’s ability to dispose of the underlying securities and a possible decline in the value of the underlying securities during the period while the Fund seeks to assert its rights.

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Columbia Select Small Cap Fund

March 31, 2011

Security Transactions

Security transactions are accounted for on the trade date. Cost is determined and gains (losses) are based upon the specific identification method for both financial statement and federal income tax purposes.

Income Recognition

Interest income is recorded on the accrual basis.

Corporate actions and dividend income are recorded on the ex-date.

Awards from class action litigation are recorded as a reduction of cost if the Fund still owns the applicable securities on the payment date. If the Fund no longer owns the applicable securities, the proceeds are recorded as realized gains.

Expenses

General expenses of the Trust are allocated to the Fund and other series of the Trust based upon relative net assets or other expense allocation methodologies determined by the nature of the expense. Expenses directly attributable to a specific class of shares are charged to that share class. Expenses directly attributable to the Fund are charged to the Fund.

Determination of Class Net Asset Value

All income, expenses (other than class-specific expenses which are charged directly to a share class, as shown in the Statement of Operations) and realized and unrealized gains (losses) are allocated to each class of the Fund on a daily basis, based on the relative net assets of each class, for purposes of determining the net asset value of each class.

Federal Income Tax Status

The Fund intends to qualify each year as a regulated investment company under Subchapter M of the Internal Revenue Code, as amended, and will distribute substantially all of its taxable income, if any, for its tax year, and as such will not be subject to federal income taxes. In addition, the Fund intends to distribute in each calendar year substantially all of its net investment income, capital gains and certain other amounts, if any, such that the Fund should not be subject to federal excise tax. Therefore, no federal income or excise tax provision is recorded.

Distributions to Shareholders

Distributions from net investment income are declared and paid quarterly. Net realized capital gains, if any, are distributed at least annually. Income distributions and capital gain distributions are determined in accordance with federal income tax regulations which may differ from GAAP.

Indemnifications

Under the Trust’s organizational documents and, in some cases, by contract, its officers and directors are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, certain of the Fund’s contracts with its service providers contain general indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown since the amount of any future claims that may be made against the Fund cannot be determined and the Fund has no historical basis for predicting the likelihood of any such claims.

Note 3. Fees and Compensation Paid to Affiliates

Investment Management Fee

Under an Investment Management Services Agreement (IMSA), the Investment Manager determines which securities will be purchased, held or sold. The management fee is equal to a percentage of the Fund’s average daily net assets that declines from 0.75% to 0.62% as the Fund’s net assets increase.

Prior to the Closing, Columbia Management Advisors, LLC (Columbia), an indirect, wholly owned subsidiary of Bank of America Corporation (BOA), provided investment management services to the Fund under the same fee structure.

The effective management fee rate for the year ended March 31, 2011, was 0.75% of the Fund’s average daily net assets.

Administration Fee

Effective upon the Closing, the Investment Manager provides administration and accounting services to the Fund under an Administrative Services Agreement, including services previously performed under the Pricing and Bookkeeping Oversight and Services Agreement (the Services Agreement) as discussed in the Pricing and Bookkeeping Fees note below. The Fund pays an annual administration fee equal to 0.15% of the Fund’s average daily net assets less the fees payable by the Fund as described under the Pricing and Bookkeeping Fees note below. Prior to the Closing, Columbia provided administrative services to the Fund at the same fee rates.

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Columbia Select Small Cap Fund

March 31, 2011

Pricing and Bookkeeping Fees

Prior to the Closing, the Fund entered into a Financial Reporting Services Agreement (the Financial Reporting Services Agreement) with State Street Bank and Trust Company (State Street) and Columbia pursuant to which State Street provides financial reporting services to the Fund. The Fund also entered into an Accounting Services Agreement (collectively with the Financial Reporting Services Agreement, the State Street Agreements) with State Street and Columbia pursuant to which State Street provides accounting services to the Fund. Upon the Closing, Columbia assigned and delegated its rights and obligations under the State Street Agreements to the Investment Manager. Under the State Street Agreements, the Fund pays State Street an annual fee of $38,000 paid monthly plus an additional monthly fee based on an annualized percentage rate of average daily net assets of the Fund for the month. The aggregate fee will not exceed $140,000 per year (exclusive of out-of-pocket expenses and charges). The Fund also reimburses State Street for certain out-of-pocket expenses and charges.

Also prior to the Closing, the Fund entered into the Services Agreement with Columbia. Under the Services Agreement, Columbia provided services related to Fund expenses and the requirements of the Sarbanes-Oxley Act of 2002, and provided oversight of the accounting and financial reporting services provided by State Street. Under the Services Agreement, the Fund reimbursed Columbia for out-of-pocket expenses and charges, including fees payable to third parties, such as for pricing the Fund’s portfolio securities, incurred by Columbia in the performance of services under the Services Agreement. The Services Agreement was terminated upon the Closing. These services are now provided under the Administrative Services Agreement discussed above.

Transfer Agent Fee

In connection with the Closing, RiverSource Service Corporation, a wholly owned subsidiary of Ameriprise Financial, provides transfer agency services to the Fund under a Transfer Agency Agreement and changed its name to Columbia Management Investment Services Corp. (the Transfer Agent). The Transfer Agent has contracted with Boston Financial Data Services (BFDS) to serve as sub-transfer agent.

The Transfer Agent receives monthly account-based service fees based on the number of open accounts and is reimbursed by the Fund for the fees and expenses the Transfer Agent pays to financial intermediaries that maintain omnibus accounts with the Fund that is a percentage of the average aggregate value of the Fund’s shares maintained in each such omnibus account (other than omnibus accounts for which American Enterprise Investment Services Inc. is the broker of record or accounts where the beneficial shareholder is a customer of Ameriprise Financial Services, Inc., which are paid a per account fee). The Transfer Agent pays the fees of BFDS for services as sub-transfer agent and, is not entitled to reimbursement for such fees from the Fund (with the exception of out-of pocket fees). The Transfer Agent also receives compensation from fees for various shareholder services and reimbursements for certain out-of-pocket expenses.

Prior to the Closing, Columbia Management Services, Inc., an affiliate of Columbia and an indirect, wholly owned subsidiary of BOA, provided transfer agency services to the Fund and contracted with BFDS to serve as sub-transfer agent, under the same fee structure.

For the year ended March 31, 2011, the Fund’s effective transfer agent fee rate for each class was 0.14% of the Fund’s average daily net assets.

An annual minimum account balance fee of $20 may apply to certain accounts with a value below the Fund’s initial minimum investment requirements to reduce the impact of small accounts on transfer agent fees. These minimum account balance fees are recorded as part of expense reductions on the Statement of Operations. For the year ended March 31, 2011, no minimum account balance fees were charged by the Fund.

Underwriting Discounts, Service and Distribution Fees

In connection with the Closing, RiverSource Fund Distributors, Inc., an indirect wholly owned subsidiary of Ameriprise Financial, provides distribution and shareholder services to the Fund and changed its name to Columbia Management Investment Distributors, Inc. (the Distributor). Pursuant to Rule 12b-1 under the 1940 Act, the Board of Trustees has approved, and the Fund has adopted, distribution and shareholder service plans (the Plans) which set the distribution and service fees for the Fund. These fees are calculated daily and are intended to compensate the Distributor and/or eligible selling and/or servicing agents for selling shares of the Fund and providing services to investors.

The Plans require the payment of a monthly service fee to the Distributor at the maximum annual rate of 0.25% of the average daily net assets attributable to Class A and Class C shares of the

22

Columbia Select Small Cap Fund

March 31, 2011

Fund. The Plans also require the payment of a monthly distribution fee to the Distributor at the maximum annual rates of 0.75% of the average daily net assets attributable to Class C shares and 0.50% of the average daily net assets attributable to Class R shares. These fees are intended to compensate the Distributor and/or eligible selling and/or servicing agents for selling shares of the Fund and providing services to investors.

Prior to the Closing, Columbia Management Distributors, Inc., an affiliate of Columbia and an indirect, wholly owned subsidiary of BOA, was the principal underwriter of the Fund’s shares. There were no changes to the underwriting discount structure of the Fund or the service or distribution fee rates paid by the Fund as a result of the Transaction.

Sales Charges

Sales charges, including front-end and CDSC’s, received by the Distributor for distributing Fund shares were $915 for Class A and $328 for Class C shares for the year ended March 31, 2011.

Fee Waivers and Expense Reimbursements

The Investment Manager has voluntarily agreed to bear a portion of the Fund’s expenses so that the Fund’s ordinary operating expenses (excluding any distribution and service fees, brokerage commissions, interest, taxes and extraordinary expenses, but including custodian charges relating to overdrafts, if any), after giving effect to any balance credits from the Fund’s custodian, do not exceed 1.10% of the Fund’s average daily net assets on an annualized basis. The Investment Manager, in its discretion, may revise or discontinue this arrangement at any time. Prior to May 1, 2010, Columbia voluntarily reimbursed a portion of the Fund’s expenses in the same manner.

Fees Paid to Officers and Trustees

In connection with the Closing, all officers of the Fund are employees of the Investment Manager or its affiliates and, with the exception of the Fund’s Chief Compliance Officer, receive no compensation from the Fund. The Board of Trustees has appointed a Chief Compliance Officer to the Fund in accordance with federal securities regulations. The Fund, along with other affiliated funds, pays its pro-rata share of the expenses associated with the Chief Compliance Officer. The Fund’s expenses for the Chief Compliance Officer will not exceed $15,000 per year. Prior to the Closing, all officers of the Fund were employees of Columbia or its affiliates and the Fund paid its pro-rata share of the expenses for the Chief Compliance Officer under the same fee structure.

Trustees are compensated for their services to the Fund, as set forth on the Statement of Operations. The Trust’s eligible Trustees may participate in a deferred compensation plan which may be terminated at any time. Obligations of the plan will be paid solely out of the Fund’s assets.

Note 4. Custody Credits

The Fund has an agreement with its custodian bank under which custody fees may be reduced by balance credits. These credits are recorded as part of expense reductions on the Statement of Operations. The Fund could have invested a portion of the assets utilized in connection with the expense offset arrangement in an income-producing asset if it had not entered into such an agreement. For the year ended March 31, 2011, there were no custody credits for the Fund.

Note 5. Portfolio Information

The cost of purchases and proceeds from sales of securities, excluding short-term obligations, aggregated $396,167,823 and $536,820,938 respectively, for the year ended March 31, 2011.

Note 6. Regulatory Settlements

During the year ended March 31, 2010, the Fund received payments totaling $18,764 resulting from certain regulatory settlements with third parties in which the Fund had participated. The payments have been included in “Increase from regulatory settlements” in the Statement of Changes in Net Assets.

Note 7. Shareholder Concentration

As of March 31, 2011, one shareholder account owned 59.3% of the outstanding shares of the Fund. Purchase and redemption activity of this account may have a significant effect on the operations of the Fund.

Note 8. Line of Credit

Prior to March 28, 2011, the Fund and other affiliated funds participated in a $280,000,000 committed, unsecured revolving line of credit provided by State Street. Effective March 28, 2011, the commitment was reduced to $225,000,000. The maximum amount that may be borrowed by any fund is limited to the lesser of $200,000,000 and the Fund’s borrowing limit set forth in the Fund’s registration statement. Borrowings are available for short-term liquidity or temporary or emergency purposes.

Effective October 14, 2010, interest is charged to each participating fund based on the fund’s borrowings at a rate per annum equal to the

23

Columbia Select Small Cap Fund

March 31, 2011

greater of the Federal Funds Rate plus 1.25% or the overnight LIBOR Rate plus 1.25%. In addition, a commitment fee of 0.125% per annum is accrued and apportioned among the participating funds pro rata based on their relative net assets.

For the year ended March 31, 2011, the average daily loan balance outstanding on days where borrowing existed was $2,876,190 at a weighted average interest rate of 1.502%.

Note 9. Federal Tax Information

The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. Reclassifications are made to the Fund’s capital accounts for permanent tax differences to reflect income and gains available for distribution (or available capital loss carryforwards) under income tax regulations.

For the year ended March 31, 2011, permanent book and tax basis differences resulting primarily from differing treatments for net operating losses were identified and reclassified among the components of the Fund’s net assets as follows:

Accumulated Net Investment loss	Accumulated Net Realized Loss	Paid-In Capital
$1,837,828	$—	$(1,837,828)

Net investment loss and net realized gains (losses), as disclosed on the Statement of Operations, and net assets were not affected by this reclassification.

As of March 31, 2011, the components of distributable earnings on a tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Net Unrealized Appreciation*
$—	$—	$191,027,089
*	The differences between book-basis and tax-basis net unrealized appreciation are primarily due to deferral of losses from wash sales.

Unrealized appreciation and depreciation at March 31, 2011, based on cost of investments for federal income tax purposes were:

Unrealized appreciation	$195,268,679
Unrealized depreciation	(4,241,590)

Net unrealized appreciation	$191,027,089

The following capital loss carryforwards may be available to reduce taxable income arising from future net realized gains on investments, if any, to the extent permitted by the Internal Revenue Code:

Year of Expiration	Capital Loss Carryforwards
2018	$38,113,765

Capital loss carryforwards of $91,410,918 were utilized during the year ended March 31, 2011.

Management of the Fund has concluded that there are no significant uncertain tax positions that would require recognition in the financial statements. However, management’s conclusion may be subject to review and adjustment at a later date based on factors including, but not limited to, new tax laws, regulations, and administrative interpretations (including relevant court decisions). The Fund’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.

Note 10. Subsequent Events

The Investment Manager has evaluated the events and transactions that have occurred through the date the financial statements were issued. Other than as noted below, there were no items requiring adjustment of the financial statements or additional disclosure.

Effective May 16, 2011, the line of credit commitment with State Street was reduced to $150,000,000, and the maximum amount that may be borrowed by any fund was limited to the lesser of $120,000,000 and the Fund’s borrowing limit set forth in the Fund’s registration statement.

Note 11. Information Regarding Pending and Settled Legal Proceedings

In June 2004, an action captioned John E. Gallus et al. v. American Express Financial Corp. and American Express Financial Advisors Inc. was filed in the United States District Court for the District of Arizona. The plaintiffs allege that they are investors in several American Express Company (now known as RiverSource) mutual funds and they purport to bring the action derivatively on behalf of those funds under the Investment Company Act of 1940. The plaintiffs allege that fees allegedly paid to the defendants by the funds for investment advisory and administrative services are excessive. The plaintiffs seek remedies including restitution and rescission of investment advisory and distribution agreements. The plaintiffs voluntarily agreed to transfer this case to the United States District Court for the District of Minnesota (the District Court). In response to defendants’ motion to dismiss the complaint, the District

24

Columbia Select Small Cap Fund

March 31, 2011

Court dismissed one of plaintiffs’ four claims and granted plaintiffs limited discovery. Defendants moved for summary judgment in April 2007. Summary judgment was granted in the defendants’ favor on July 9, 2007. The plaintiffs filed a notice of appeal with the Eighth Circuit Court of Appeals (the Eighth Circuit) on August 8, 2007. On April 8, 2009, the Eighth Circuit reversed summary judgment and remanded to the District Court for further proceedings. On August 6, 2009, defendants filed a writ of certiorari with the U.S. Supreme Court (the Supreme Court), asking the Supreme Court to stay the District Court proceedings while the Supreme Court considers and rules in a case captioned Jones v. Harris Associates, which involves issues of law similar to those presented in the Gallus case. On March 30, 2010, the Supreme Court issued its ruling in Jones v. Harris Associates, and on April 5, 2010, the Supreme Court vacated the Eighth Circuit’s decision in the Gallus case and remanded the case to the Eighth Circuit for further consideration in light of the Supreme Court’s decision in Jones v. Harris Associates. On June 4, 2010, the Eighth Circuit remanded the Gallus case to the District Court for further consideration in light of the Supreme Court’s decision in Jones v. Harris Associates. On December 9, 2010, the District Court reinstated its July 9, 2007 summary judgment order in favor of the defendants. On January 10, 2011 plaintiffs filed a notice of appeal with the Eighth Circuit.

In December 2005, without admitting or denying the allegations, American Express Financial Corporation (AEFC, which is now known as Ameriprise Financial, Inc. (Ameriprise Financial)), entered into settlement agreements with the Securities and Exchange Commission (SEC) and Minnesota Department of Commerce (MDOC) related to market timing activities. As a result, AEFC was censured and ordered to cease and desist from committing or causing any violations of certain provisions of the Investment Advisers Act of 1940, the Investment Company Act of 1940, and various Minnesota laws. AEFC agreed to pay disgorgement of $10 million and civil money penalties of $7 million. AEFC also agreed to retain an independent distribution consultant to assist in developing a plan for distribution of all disgorgement and civil penalties ordered by the SEC in accordance with various undertakings detailed at http://www.sec.gov/litigation/admin/ia-2451.pdf. Ameriprise Financial and its affiliates have cooperated with the SEC and the MDOC in these legal proceedings, and have made regular reports to the funds’ Boards of Directors/Trustees.

Ameriprise Financial and certain of its affiliates have historically been involved in a number of legal, arbitration and regulatory proceedings, including routine litigation, class actions, and governmental actions, concerning matters arising in connection with the conduct of their business activities. Ameriprise Financial believes that the Funds are not currently the subject of, and that neither Ameriprise Financial nor any of its affiliates are the subject of, any pending legal, arbitration or regulatory proceedings that are likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds. Ameriprise Financial is required to make 10-Q, 10-K and, as necessary, 8-K filings with the Securities and Exchange Commission on legal and regulatory matters that relate to Ameriprise Financial and its affiliates. Copies of these filings may be obtained by accessing the SEC website at www.sec.gov.

There can be no assurance that these matters, or the adverse publicity associated with them, will not result in increased fund redemptions, reduced sale of fund shares or other adverse consequences to the Funds. Further, although we believe proceedings are not likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds, these proceedings are subject to uncertainties and, as such, we are unable to estimate the possible loss or range of loss that may result. An adverse outcome in one or more of these proceedings could result in adverse judgments, settlements, fines, penalties or other relief that could have a material adverse effect on the consolidated financial condition or results of operations of Ameriprise Financial.

25

Report of Independent Registered Public Accounting Firm

To the Trustees of Columbia Funds Series Trust I and the Shareholders of Columbia Select Small Cap Fund

In our opinion, the accompanying statement of assets and liabilities, including the investment portfolio, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Columbia Select Small Cap Fund (the “Fund”) (a series of Columbia Funds Series Trust I) at March 31, 2011, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at March 31, 2011 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Boston, Massachusetts

May 20, 2011

26

Fund Governance

The Trustees serve terms of indefinite duration. The names, addresses and birth years of the Trustees and Officers of the Funds in Columbia Funds Series Trust I, the year each was first elected or appointed to office, their principal business occupations during at least the last five years, the number of Funds overseen by each Trustee and other directorships they hold are shown below, as of May 2, 2011. Each officer listed below serves as an officer of each Fund in Columbia Funds Series Trust I.

Independent Trustees

Name, address and year of birth, Position with funds, Year first elected or appointed to office	Principal occupation(s) during past five years, Number of funds in Columbia Funds Complex overseen by trustee, Other directorships held

John D. Collins (born 1938)
c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Boston, MA 02110 Trustee (since 2005)

Retired. Consultant, KPMG, LLP (accounting and tax firm) from July 1999 to June 2000; Partner, KPMG, LLP from March 1962 to June 1999. Oversees 46; Mrs. Fields

Original Cookies, Inc. (consumer products); Suburban Propane Partners, L.P.; and Montpelier Re (insurance underwriting firm)

Rodman L. Drake (born 1943)
c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Boston, MA 02110 Trustee (since 1994) and Chairman of the Board (since 2009)	Independent consultant since 2010; Co-Founder of Baringo Capital LLC (private equity) from 1997 to 2008; CEO of Crystal River Capital, Inc. (real estate investment trust) from 2003 to 2010; Oversees 46; Jackson Hewitt Tax Service Inc. (tax preparation services); Celgene Corporation (global biotechnology company); Student Loan Corporation (student loan provider); Crystal River Capital, Inc. from 2005 to 2010; Parsons Brinckerhoff from 1995 to 2008; the Helios Funds (closed-end funds); and Apex Silver Mines Ltd. from 2007 to 2009

Douglas A. Hacker (born 1955)
c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Boston, MA 02110 Trustee (since 1996)	Independent business executive since May 2006; Executive Vice President–Strategy of United Airlines (airline) from December 2002 to May 2006; President of UAL Loyalty Services (airline marketing company) from September 2001 to December 2002; Executive Vice President and Chief Financial Officer of United Airlines from July 1999 to September 2001. Oversees 46; Nash Finch Company (food distributor); Aircastle Limited (aircraft leasing); and SeaCube Container Leasing Ltd (container leasing)

Janet Langford Kelly (born 1957)
c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Boston, MA 02110 Trustee (since 1996)	Senior Vice President, General Counsel and Corporate Secretary, ConocoPhillips (integrated energy company) since September 2007; Deputy General Counsel–Corporate Legal Services, ConocoPhillips from August 2006 to August 2007; Partner, Zelle, Hofmann, Voelbel, Mason & Gette LLP (law firm) from March 2005 to July 2006; Adjunct Professor of Law, Northwestern University, from September 2004 to June 2006; Director, UAL Corporation (airline) from February 2006 to July 2006; Oversees 46; None

William E. Mayer (born 1940)
c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Boston, MA 02110 Trustee (since 1994)	Partner, Park Avenue Equity Partners (private equity) since February 1999; Dean and Professor, College of Business and Management, University of Maryland from 1992 to 1996. Oversees 46; DynaVox Inc. (software developer); Lee Enterprises (print media), WR Hambrecht + Co. (financial service provider); BlackRock Kelso Capital Corporation (investment company)

27

Fund Governance (continued)

Independent Trustees (continued)

Name, address and year of birth, Position with funds, Year first elected or appointed to office	Principal occupation(s) during past five years, Number of funds in Columbia Funds Complex overseen by trustee, Other directorships held

David M. Moffett (born 1952)
c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Boston, MA 02110 Trustee (since 2011)	Retired. Chief Executive Officer, Federal Home Loan Mortgage Corporation, from 2008 to 2009; Senior Adviser, Global Financial Services Group, Carlyle Group, Inc., from 2007 to 2008; Vice Chairman and Chief Financial Officer, U.S. Bancorp, from 1993 to 2007. Oversees 46; CIT Group Inc. (commercial and consumer finance), eBay Inc. (online trading community), MBIA Corp (financial service provider), E.W. Scripps Co. (print and television media), Building Materials Holding Corp. (building materials and construction services), and University of Oklahoma Foundation.

Charles R. Nelson (born 1942)
c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Boston, MA 02110 Trustee (since 1981)	Professor of Economics, University of Washington, since January 1976; Ford and Louisa Van Voorhis Professor of Political Economy, University of Washington, since September 1993; Adjunct Professor of Statistics, University of Washington, since September 1980; Associate Editor, Journal of Money Credit and Banking, 1993-2008; Consultant on econometric and statistical matters. Oversees 46; None

John J. Neuhauser (born 1943)
c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Boston, MA 02110 Trustee (since 1984)	President, Saint Michael’s College, since August 2007; Director or Trustee of several non-profit organization, including Fletcher Allen Health Care, Inc.; University Professor, Boston College from November 2005 to August 2007; Academic Vice President and Dean of Faculties, Boston College from August 1999 to October 2005. Oversees 46; Liberty All-Star Equity Fund and Liberty All-Star Growth Fund, Inc. (closed-end funds)

Jonathan Piel (born 1938)
c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Boston, MA 02110 Trustee (since 1994)	Cable television producer and website designer; The Editor, Scientific American from 1984 to 1994; Vice President, Scientific American, Inc., from 1984 to 1994; Member, Advisory Board, Stone Age Institute, Bloomington, Indiana (research institute that explores the effect of technology on human evolution); Member, Board of Directors of the National Institute of Social Sciences, New York City; Member, Board of Trustees of the William Alanson White Institute, New York City (institution for training psychoanalysts); and Member, Advisory Board, Mount Sinai Children’s Environmental Health Center, New York. Oversees 46; None

Patrick J. Simpson (born 1944)
c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Boston, MA 02110 Trustee (since 2000)	Partner, Perkins Coie LLP (law firm). Oversees 46; None

Anne-Lee Verville (born 1945)
c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Boston, MA 02110 Trustee (since 1998)	Retired since 1997 (formerly General Manager–Global Education Industry from 1994 to 1997, President–Application Systems Division from 1991 to 1994, Chief Financial Officer–US Marketing & Services from 1988 to 1991, and Chief Information Officer from 1987 to 1988, IBM Corporation (computer and technology)). Oversees 46; Enesco Group, Inc. (producer of giftware and home and garden decor products) from 2001 to 2006

28

Fund Governance (continued)

Interested Trustee

Name, address and year of birth, Position with funds, Year first elected or appointed to office	Principal occupation(s) during past five years, Number of funds in Columbia Funds Complex overseen by trustee, Other directorships held

Michael A. Jones (born 1959)
c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Boston, MA 02110 Trustee (since 2011) Senior Vice President (since 2010)	President and Director, Columbia Management Investment Advisers, LLC since May 2010; President and Director, Columbia Management Investment Distributors, Inc. since May 2010; Manager, Chairman, Chief Executive Officer and President, Columbia Management Advisors, LLC from 2007 to April 2010; Chief Executive Officer, President and Director, Columbia Management Distributors, Inc. from November 2006 to April 2010; previously, co-president and senior managing director at Robeco Investment Management. Oversees 46; None

The Statement of Additional Information includes additional information about the Trustees of the Funds and is available, without charge, upon request by calling 1-800-345-6611.

29

Fund Governance (continued)

Officers

Name, year of birth and address	Principal occupation(s) during the past five years

J. Kevin Connaughton (born 1964)
225 Franklin Street Boston, MA 02110 President (since 2009)	Senior Vice President and General Manager–Mutual Fund Products, Columbia Management Investment Advisers, LLC since May 2010; President, Columbia Funds, since 2009, and RiverSource Funds, since May 2010 (previously Senior Vice President and Chief Financial Officer, Columbia Funds, from June 2008 to January 2009, Treasurer, Columbia Funds, from October 2003 to May 2008, and senior officer of various other affiliated funds since 2000); Managing Director, Columbia Management Advisors, LLC from December 2004 to April 2010.

Michael G. Clarke (born 1969)
225 Franklin Street Boston, MA 02110 Treasurer (since 2011) and Chief Financial Officer (since 2009)	Vice President, Columbia Management Investment Advisers, LLC since May 2010; Managing Director of Fund Administration, Columbia Management Advisors, LLC, from September 2004 to April 2010; senior officer of Columbia Funds and affiliated funds since 2002.

Scott R. Plummer (born 1959)
5228 Ameriprise Financial Center Minneapolis, MN 55474 Senior Vice President, Secretary and Chief Legal Officer (since 2010)	Chief Legal Officer and Assistant Secretary, Columbia Management Investment Advisers, LLC since June 2005; Vice President and Lead Chief Counsel–Asset Management, Ameriprise Financial, Inc. since May 2010 (previously Vice President and Chief Counsel–Asset Management, from 2005 to April 2010, and Vice President–Asset Management Compliance from 2004 to 2005); Vice President, Chief Counsel and Assistant Secretary, Columbia Management Investment Distributors, Inc. since 2008; Vice President, General Counsel and Secretary, Ameriprise Certificate Company since 2005; Chief Counsel, RiverSource Distributors, Inc. since 2006; Vice President, General Counsel and Secretary, RiverSource Funds, since December 2006; Senior Vice President, Secretary and Chief Legal Officer, Columbia Funds, since May 2010.

Linda J. Wondrack (born 1964)
225 Franklin Street Boston, MA 02110 Senior Vice President and Chief Compliance Officer (since 2007)	Vice President and Chief Compliance Officer, Columbia Management Investment Advisers, LLC since May 2010; Chief Compliance Officer, Columbia Funds, since 2007, and RiverSource Funds, since May 2010; Director (Columbia Management Group, LLC and Investment Product Group Compliance), Bank of America, from June 2005 to April 2010; Director of Corporate Compliance and Conflicts Officer of MFS Investment Management (investment management) from August 2004 to May 2005.

William F. Truscott (born 1960)
53600 Ameriprise Financial Center Minneapolis, MN 55474 Senior Vice President (since 2010)	Chairman of the Board, Columbia Management Investment Advisers, LLC since May 2010 (previously President, Chairman of the Board and Chief Investment Officer, from 2001 to April 2010); Chief Executive Officer, U.S. Asset Management & President, Annuities, Ameriprise Financial, Inc. since May 2010 (previously President–U.S. Asset Management and Chief Investment Officer from 2005 to April 2010, and Senior Vice President–Chief Investment Officer, from 2001 to 2005); Director, President and Chief Executive Officer, Ameriprise Certificate Company since 2006; Director, Columbia Management Investment Distributors, Inc. since May 2010 (previously Chairman of the Board and Chief Executive Officer from 2008 to April 2010); Chairman of the Board and Chief Executive Officer, RiverSource Distributors, Inc. since 2006.

30

Fund Governance (continued)

Officers (continued)

Name, year of birth and address	Principal occupation(s) during the past five years

Colin Moore (born 1958)
225 Franklin Street Boston, MA 02110 Senior Vice President (since 2010)	Director and Chief Investment Officer, Columbia Management Investment Advisers, LLC since May 2010; Manager, Managing Director and Chief Investment Officer of Columbia Management Advisors, LLC from 2007 to April 2010; Head of Equities, Columbia Management Advisors, LLC from 2002 to 2007.

Amy Johnson (born 1965)
5228 Ameriprise Financial Center Minneapolis, MN 55474 Vice President (since 2010)	Senior Vice President and Chief Operating Officer, Columbia Management Investment Advisers, LLC since May 2010 (previously Chief Administrative Officer, from 2009 until April 2010, Vice President–Asset Management and Trust Company Services, from 2006 to 2009, and Vice President–Operations and Compliance from 2004 to 2006).

Joseph F. DiMaria (born 1968)
225 Franklin Street Boston, MA 02110 Vice President (since 2011) and Chief Accounting Officer (since 2008)	Vice President, Mutual Fund Administration, Columbia Management Investment Advisers, LLC, since May 2010; Director of Fund Administration, Columbia Management Advisors, LLC from January 2006 to April 2010; Head of Tax/Compliance and Assistant Treasurer, Columbia Management Advisors, LLC, from November 2004 to December 2005.

Stephen T. Welsh (born 1957)
225 Franklin Street Boston, MA 02110 Vice President (since 2006)	President and Director, Columbia Management Investment Services Corp. since May 2010; President and Director, Columbia Management Services, Inc. from July 2004 to April 2010; Managing Director, Columbia Management Distributors, Inc. from August 2007 to April 2010.

Paul D. Pearson (born 1956)
5228 Ameriprise Financial Center Minneapolis, MN 55474 Vice President and Assistant Treasurer (since 2011)	Vice President, Investment Accounting, Columbia Management Investment Advisers, LLC, since May 2010; Vice President, Managed Assets, Investment Accounting, Ameriprise Financial Corporation.

Paul B. Goucher (born 1968)
5228 Ameriprise Financial Center Minneapolis, MN 55474 Vice President and Assistant Treasurer (since 2010)	Vice President and Chief Counsel of Ameriprise Financial since January 2010 (formerly Vice President and Group Counsel from November 2008 to January 2010); Director, Managing Director and General Counsel of J. & W. Seligman & Co. Incorporated (Seligman) from July 2008 to November 2008 and Managing Director and Associate General Counsel of Seligman from January 2005 to July 2008.

Christopher O. Petersen (born 1970)
5228 Ameriprise Financial Center Minneapolis, MN 55474 Vice President and Assistant Treasurer (since 2010)	Vice President and Chief Counsel, Ameriprise Financial since January 2010 (formerly Vice President and Group Counsel or Counsel from April 2004 to January 2010); Assistant Secretary of RiverSource Funds since January 2007.

Michael E. DeFao (born 1968)
5228 Ameriprise Financial Center Minneapolis, MN 55474 Vice President and Assistant Treasurer (since 2011)	Vice President and Chief Counsel, Ameriprise Financial since May 2010; Associate General Counsel Bank of America from June 2005 to April 2010.

31

Shareholder Meeting Results

Columbia Select Small Cap Fund

At a Joint Special Meeting of Shareholders held on February 15, 2011, shareholders of the Fund considered a proposal to approve a proposed amendment to the Investment Management Services Agreement with Columbia Management Investment Advisers, LLC. The proposal was approved as follows:

Votes For	Votes Against	Abstentions	Broker Non-Votes
374,436,085	8,435,282	1,392,243	0

32

Important Information About This Report

The fund mails one shareholder report to each shareholder address. If you would like more than one report, please call shareholder services at 1-800-345-6611 and additional reports will be sent to you. This report has been prepared for shareholders of Columbia Select Small Cap Fund.

A description of the policies and procedures that the fund uses to determine how to vote proxies and a copy of the fund’s voting records are available (i) at www.columbiamanagement.com, (ii) on the Securities and Exchange Commission’s website at www.sec.gov, and (iii) without charge, upon request, by calling 1-800-368-0346. Information regarding how the fund voted proxies relating to portfolio securities during the 12-month period ended June 30 is available from the SEC’s website. Information regarding how the fund voted proxies relating to portfolio securities is also available from the fund’s website, www.columbiamanagement.com.

The fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The fund’s Form N-Q is available on the SEC’s website at www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling
1-800-SEC-0330.

Transfer Agent

Columbia Management Investment Services Corp.

P.O. Box 8081

Boston, MA 02266-8081

1-800-345-6611

Distributor

Columbia Management Investment

Distributors, Inc.

225 Franklin Street

Boston, MA 02110

Investment Manager

Columbia Management Investment Advisers, LLC

225 Franklin Street

Boston, MA 02110

33

Columbia Select Small Cap Fund

P.O. Box 8081

Boston, MA 02266-8081

columbiamanagement.com

This information is for use with concurrent or prior delivery of a fund prospectus. Investors should consider the investment objectives, risks, charges and expenses of a mutual fund carefully before investing. For a free prospectus, which contains this and other important information about the funds, visit columbiamanagement.com. Read the prospectus carefully before investing. The Fund is distributed by Columbia Management Investment Distributors, Inc., member FINRA, and managed by Columbia Management Investment Advisers, LLC.

©2011 Columbia Management Investment Advisers, LLC. All rights reserved.

C-1171 A (05/11)

Columbia Value and Restructuring Fund

Annual Report for the Period Ended March 31, 2011

The views expressed in this report reflect the current views of the respective parties. These views are not guarantees of future performance and involve certain risks, uncertainties and assumptions that are difficult to predict, so actual outcomes and results may differ significantly from the views expressed. These views are subject to change at any time based upon economic, market or other conditions and the respective parties disclaim any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Columbia Fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any particular Columbia Fund. References to specific securities should not be construed as a recommendation or investment advice.

President’s Message

Dear Shareholder:

The Columbia Management story began over 100 years ago, and today, we are one of the nation’s largest dedicated asset managers. The recent acquisition by Ameriprise Financial, Inc. brings together the talents, resources and capabilities of Columbia Management with those of RiverSource Investments, Threadneedle (acquired by Ameriprise in 2003) and Seligman Investments (acquired by Ameriprise in 2008) to build a best-in-class asset management business that we believe is truly greater than its parts.

RiverSource Investments traces its roots to 1894 when its then newly-founded predecessor, Investors Syndicate, offered a face-amount savings certificate that gave small investors the opportunity to build a safe and secure fund for retirement, education or other special needs. A mutual fund pioneer, Investors Syndicate launched Investors Mutual Fund in 1940. In the decades that followed, its mutual fund products and services lineup grew to include a full spectrum of styles and specialties. More than 110 years later, RiverSource continues to be a trusted financial products leader.

Threadneedle, a leader in global asset management and one of Europe’s largest asset managers, offers sophisticated international experience from a dedicated U.K. management team. Headquartered in London, it is named for Threadneedle Street in the heart of the city’s financial district, where British investors pioneered international and global investing. Threadneedle was acquired in 2003 and today operates as an affiliate of Columbia Management.

Seligman Investments’ beginnings date back to the establishment of the investment firm J. & W. Seligman & Co. in 1864. In the years that followed, Seligman played a major role in the geographical expansion and industrial development of the United States. In 1874, President Ulysses S. Grant named Seligman as fiscal agent for the U.S. Navy — an appointment that would last through World War I. Seligman helped finance the westward path of the railroads and the building of the Panama Canal. The firm organized its first investment company in 1929 and began managing its first mutual fund in 1930. In 2008, J. & W. Seligman & Co. Incorporated was acquired and Seligman Investments became an offering brand of RiverSource Investments, LLC.

We are proud of the rich and distinctive history of these firms, the strength and breadth of products and services they offer, and the combined cultures of pioneering spirit and forward thinking. Together we are committed to providing more for our shareholders than ever before.

■

A singular focus on our shareholders. Our business is asset management, so investors are our first priority. We dedicate our resources to identifying timely investment opportunities and provide a comprehensive choice of equity, fixed-income and alternative investments to help meet your individual needs.

■

First-class research and thought leadership. We are dedicated to helping you take advantage of today’s opportunities and anticipate tomorrow’s. We stay abreast of the latest investment trends and ideas, using our collective insight to evaluate events and transform them into solutions you can use.

■

A disciplined investment approach. We aren’t distracted by passing fads. Our teams adhere to a rigorous investment process that helps ensure the integrity of our products and enables you and your financial advisor to match our solutions to your objectives with confidence.

When you choose Columbia Management, you can be confident that we will take the time to understand your needs and help you and your financial advisor identify the solutions that are right for you. Because at Columbia Management, we don’t consider ourselves successful unless you are.

Sincerely,

J. Kevin Connaughton

President, Columbia Funds

Investors should consider the investment objectives, risks, charges and expenses of a mutual fund carefully before investing. For a free prospectus, which contains this and other important information about the funds, visit www.columbiamanagement.com. The prospectus should be read carefully before investing.

Columbia Funds are distributed by Columbia Management Investment Distributors, Inc., member FINRA, and managed by Columbia Management Investment Advisers, LLC.

© 2011 Columbia Management Investment Advisers, LLC. All rights reserved.

Fund Profile – Columbia Value and Restructuring Fund

Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. Please visit www.columbiamanagement.com for daily and most recent month-end performance updates.

Summary

1-year return as of 03/31/11

+20.17% Class A shares (without sales charge)

+15.15% Russell 1000 Value Index

+15.65% S&P 500 Index

Morningstar Style BoxTM

Equity Style

The Morningstar Style BoxTM is based on the fund’s portfolio holdings. For equity funds, the vertical axis shows the market capitalization of the stocks owned, and the horizontal axis shows investment style (value, blend, or growth). Information shown is based on the most recent data provided by Morningstar.

© 2011 Morningstar, Inc. All rights reserved. The Morningstar information contained herein: (1) is proprietary to Morningstar and/or its content providers; (2) may not be copied or distributed; and (3) is not warranted to be accurate, complete or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of this information.

Summary

■	For the 12-month period that ended March 31, 2011, Columbia Value and Restructuring Fund’s Class A shares returned 20.17% without sales charge.

■

The fund outpaced its benchmarks, the Russell 1000 Value Index[1] and the S&P 500 Index[2], which returned 15.15% and 15.65%, respectively. The fund also outperformed the 16.02% average return of funds in its peer group, the Lipper Multi-Cap Value Funds Classification[3].

■

The fund’s tilt in favor of companies that benefited from major growth trends in emerging markets, especially those in the industrials and energy sectors, was a significant factor in its outperformance.

Portfolio Management

David J. Williams co-managed the fund since 2008 and the predecessor fund since 1993 and has been associated with the fund’s advisers or the fund’s previous adviser or its predecessors since 1987.

Guy W. Pope has co-managed the fund since 2009 and has been associated with the fund’s advisers or the fund’s previous adviser or its predecessors since 1993.

J. Nicholas Smith has co-managed the fund since 2009 and has been associated with the fund’s advisers or the fund’s previous adviser or its predecessors since 2005.

[1]	The Russell 1000 Value Index measures the performance of those Russell 1000 Index companies with lower price-to-book ratios and lower forecasted growth values.

[2]	The Standard & Poor’s (S&P) 500 Index tracks the performance of 500 widely held, large-capitalization U.S. stocks.

[3]

Lipper Inc., a widely respected data provider in the industry, calculates an average total return (assuming reinvestment of distributions) for mutual funds with investment objectives similar to those of the fund. Lipper makes no adjustment for the effect of sales loads.

Indices are not available for investment, are not professionally managed and do not reflect sales charges, fees, brokerage commissions, taxes or other expenses of investing. Securities in the fund may not match those in an index.

1

Economic Update – Columbia Value and Restructuring Fund

The U.S. economy continued to expand at a solid but uneven pace over the past 12 months, as measured by gross domestic product (GDP). Although lackluster second quarter 2010 GDP growth raised fears that the economy was losing steam and might lapse back into recession, the pace picked up in the third quarter of 2010, inspiring confidence among consumers, businesses and investors. GDP expanded by 2.6% in the third quarter and 3.1% in the fourth quarter. With the Federal Reserve Board (the Fed) providing additional monetary stimulus to shore up economic growth and the extension of key tax cuts for the next two years, expectations are for continued growth in 2011. However, early estimates of first quarter 2011 growth place it just under 2.0%, a disappointment after two strong quarters and a pick-up in employment.

Consumer spending on cars, clothing and other goods generally trended higher during the 12-month period, accelerating in the fourth quarter of 2010. Holiday spending rose 5.5% between November 5, 2010 and December 24, 2010, in all retail categories, excluding automobiles, compared with the same period in 2009, according to MasterCard Advisors’ SpendingPulse, which tracks spending on all transactions including cash. Personal income surged in January 2011 as payroll tax cuts kicked in. The personal savings rate edged higher, ending February, the last month for which data was available, at 5.8%.

News on the job front was increasingly positive. A good portion of the jobs added in March, April and May of 2010 were temporary, government-sponsored census positions, which began to unwind in June, July and August, 2010. However, private sector payroll employment began to trend higher in the third quarter, massive layoffs declined and job growth turned solidly positive, with the addition of 444,000 new jobs in the first quarter of 2011.

Despite some glimmers of improvement early in 2010, the housing market remained troublesome throughout the period. Both new and existing home sales fell after a federal tax credit for new and repeat homebuyers expired. Distressed properties pressured prices and foreclosures continued — another drag on prices. The inventory of unsold homes ended the period higher than it started, at 8.9 and 8.6 months for new and existing homes, respectively, according to the National Association of Realtors and a joint release from the U.S. Census Bureau and the U.S. Department of Housing and Urban Development. The new year brought more disappointing news: Existing home sales fell in January 2011 after three months of sustained improvement. Tight credit and weak appraisals were cited as possible reasons for the decline.

Reports from the business side of the economy were generally positive. A key measure of the nation’s manufacturing situation — the Institute for Supply Management’s Index — took a somewhat surprising turn higher in the final months of the period. Technology spending rose 12% in 2010, according to the NPD Group, a national marketing research firm. Purchases of computers, networking and software returned to prerecession levels. Industrial production rose over the period, and manufacturing capacity utilized, per the report issued by the Fed — a key measure of the health of the manufacturing sector — edged higher.

Summary

For the 12-month period that ended March 31, 2011

■

The U.S. stock market, as measured by the S&P 500 Index, delivered solid returns, despite a summer 2010 correction. Foreign stock market returns were also positive, as measured by the MSCI EAFE Index (Net).

S&P Index	MSCI Index

15.65%	10.42%

■

Strengthening economic growth and rising interest rates kept a lid on most bond market sectors. The Barclays Capital Aggregate Bond Index delivered modest results. However, high-yield bonds were strong performers, as measured by the JPMorgan Developed BB High Yield Index.

Barclays Aggregate Index	JPMorgan Index

5.12%	13.04%

2

Economic Update (continued) – Columbia Value and Restructuring Fund

Stocks moved higher despite summer 2010 decline

Against a strengthening economic backdrop, stock prices continued to rally despite a summer 2010 setback linked to a debt crisis brewing in Europe, which raised concerns among U.S. investors. These fears were short-lived and stocks regained their footing. In this environment, the S&P 500 Index1 returned 15.65% for the 12 months through March 31, 2011. Outside the United States, stock markets also delivered solid gains. The MSCI EAFE Index (Net)2 a broad gauge of stock market performance in foreign developed markets, returned 10.42% (in U.S. dollars) for the 12-month period, as concerns about the impact of a bailout for weak euro zone economies eased yet continued to restrain market performance. Emerging stock markets were strong. The MSCI Emerging Markets Index (Net)3 returned 18.46% (in U.S. dollars) for the 12-month period.

Bonds delivered modest returns

As the economy strengthened and interest rates edged higher, most bond sectors delivered modest returns. The Barclays Capital Aggregate Bond Index4 returned 5.12%. High-yield bonds led the fixed-income markets. For the 12 months covered by this report, the JPMorgan Developed BB High Yield Index5 returned 13.04% as default fears abated and investors grew more comfortable with risk. Despite rising yields in the second half of the period, the Treasury market was also positive. The Barclays Capital U.S. Treasury Index6 returned 4.53%. However, municipal bonds struggled in the second half of the period, as interest rates inched higher and issue supply surged ahead of the year-end expiration of the Build America Bonds program. The Barclays Capital Municipal Bond Index7 gained 1.63% for the period. Despite positive economic activity, the Fed kept a key short-term interest rate — the federal funds rate — close to zero, reflecting ongoing concerns about employment and the housing market.

Past performance is no guarantee of future results.

[1]	The Standard & Poor’s (S&P) 500 Index tracks the performance of 500 widely held, large-capitalization U.S. stocks.

[2]

The Morgan Stanley Capital International Europe, Australasia, Far East (MSCI EAFE) Index (Net) is a free float-adjusted market capitalization index that is designed to measure the equity market performance of developed markets, excluding the U.S. & Canada. As of December 31, 2010, the MSCI EAFE Index (Net) consisted of the following 22 developed market country indices: Australia, Austria, Belgium, Denmark, Finland, France, Germany, Greece, Hong Kong, Ireland, Israel, Italy, Japan, the Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland and the United Kingdom.

[3]

The Morgan Stanley Capital International Emerging Markets (MSCI EM) Index (Net) is a free float-adjusted market capitalization index that is designed to measure equity market performance of emerging markets. As of December 31, 2010, the MSCI EM Index (Net) consisted of the following 21 emerging market country indices: Brazil, Chile, China, Colombia, Czech Republic, Egypt, Hungary, India, Indonesia, Korea, Malaysia, Mexico, Morocco, Peru, Philippines, Poland, Russia, South Africa, Taiwan, Thailand and Turkey.

[4]

The Barclays Capital Aggregate Bond Index is a market value-weighted index that tracks the daily price, coupon, pay-downs and total return performance of fixed-rate, publicly placed, dollar-denominated and non-convertible investment grade debt issues with at least $250 million par amount outstanding and with at least one year to final maturity.

[5]	The JPMorgan Developed BB High Yield Index is an unmanaged index designed to mirror the investable universe of the U.S. dollar developed, BB-rated, high yield corporate debt market.

[6]

The Barclays Capital U.S. Treasury Index includes public obligations of the U.S. Treasury. Treasury bills are excluded by the maturity constraint. In addition, certain special issues, such as state and local government series bonds (SLGs), as well as U.S.Treasury TIPS, are excluded. STRIPS are excluded from the index because their inclusion would result in double-counting.

[7]	The Barclays Capital Municipal Bond Index is considered representative of the broad market for investment-grade, tax-exempt bonds with a maturity of at least one year.

Indices are not available for investment, are not professionally managed and do not reflect sales charges, fees, brokerage commissions, taxes or other expenses of investing. Securities in the fund may not match those in an index.

3

Performance Information – Columbia Value and Restructuring Fund

Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. Please visit www.columbiamanagement.com for daily and most recent month-end performance updates.

Net asset value per share

as of 03/31/11 ($)
Class A	53.03
Class C	52.89
Class I	53.03
Class R	52.98
Class W	53.04
Class Z	53.01

Distributions declared per share

04/01/10 – 03/31/11 ($)
Class A	0.55
Class C	0.25
Class I	0.28
Class R	0.44
Class W	0.18
Class Z	0.66

Performance of a $10,000 investment 04/01/01 – 03/31/11

The chart above shows the change in value of a hypothetical $10,000 investment in Class A shares of Columbia Value and Restructuring Fund during the stated time period, and does not reflect the deduction of taxes that a shareholder may pay on fund distributions or on the redemption of fund shares.

Performance of a $10,000 investment 04/01/01 – 03/31/11 ($)

Sales charge	without	with
Class A	19,156	18,056
Class C	18,669	18,669
Class I	n/a	n/a
Class R	18,732	n/a
Class W	n/a	n/a
Class Z	19,296	n/a

Average annual total return as of 03/31/11 (%)

Share class	A		C		I	R	W	Z
Inception	09/28/07		09/28/07		09/27/10	12/31/04	09/27/10	12/31/92
Sales charge	without	with	without	with	without	without	without	without
1-year	20.17	13.25	19.27	18.27	n/a	19.86	n/a	20.46
5-year	2.85	1.63	2.32	2.32	n/a	2.50	n/a	3.00
10-year/Life	6.72	6.09	6.44	6.44	22.67	6.48	22.41	6.79

The “with sales charge” returns include the maximum initial sales charge of 5.75% for Class A shares and the applicable contingent deferred sales charge of 1.00% for Class C shares for the first year only. The “without sales charge” returns do not include the effect of sales charges. If they had, returns would be lower.

The Fund commenced operations on March 31, 2008. The returns of the Class A and Class C shares shown include the returns of Class A shares or Class C shares, as applicable, of Value and Restructuring Fund, the predecessor to the Fund and a series of Excelsior Funds, Inc. (the “Predecessor Fund”), for periods after September 27, 2007, and include the returns of Shares class shares of the Predecessor Fund for periods prior to September 28, 2007. The returns shown reflect applicable sales charges, but have not been adjusted to reflect differences in expenses. If differences in expenses were reflected, the returns shown for the period prior to September 28, 2007 would be lower. The returns of the Class R shares shown include the returns of Retirement Shares class shares of the Predecessor Fund for periods after December 30, 2004, and include the returns of Shares class shares of the Predecessor Fund for periods prior to December 31, 2004. The returns shown reflect that Class R shares are sold without sales charges, but have not been adjusted to reflect differences in expenses. If differences in expenses were reflected, the returns shown for all periods would be lower. The returns of the Class Z shares shown for periods prior to March 31, 2008 are those of the Shares class shares of the Predecessor Fund. The returns of Class Z shares shown have not been adjusted to reflect differences in expenses. If differences in expenses were reflected, the returns shown for all periods would have been different.

Inception date refers to the date on which the Predecessor Fund class commenced operations. Class I and Class W shares were initially offered on September 27, 2010.

Performance results reflect any fee waivers or reimbursements of fund expenses by the investment advisor and/or any of its affiliates. Absent these fee waivers or expense reimbursement arrangements, performance results would have been lower.

All results shown assume the reinvestment of distributions. Class I and Class Z shares are sold at net asset value with no distribution and service (Rule 12b-1) fees. Class R shares are sold at net asset value with a distribution (Rule 12b-1) fee. Class W shares are sold at net asset value with a service (Rule 12b-1) fee. Class I, Class R, Class W and Class Z shares have limited eligibility and the investment minimum requirements may vary. Please see the fund’s prospectus for details. Performance for different share classes will vary based on differences in sales charges and fees associated with each class.

The tables do not reflect the deduction of taxes that a shareholder may pay on fund distributions or on the redemption of fund shares.

4

Understanding Your Expenses – Columbia Value and Restructuring Fund

As a fund shareholder, you incur two types of costs. There are transaction costs and ongoing costs, which generally include investment advisory fees, distribution and service (Rule 12b-1) fees and other fund expenses. The information on this page is intended to help you understand the ongoing costs of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds.

Analyzing your fund’s expenses by share class

To illustrate these ongoing costs, we have provided an example and calculated the expenses paid by investors in each share class during the period. The information in the following table is based on an initial investment of $1,000, which is invested at the beginning of the period and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the “Actual” column is calculated using the fund’s actual operating expenses and total return for the period. The amount listed in the “Hypothetical” column for each share class assumes that the return each year is 5% before expenses and is calculated based on the fund’s actual operating expenses. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during this period.

Compare with other funds

Since all mutual funds are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing costs of investing in the fund with other funds. To do so, compare the 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the ongoing costs of investing in a fund and do not reflect any transaction costs, such as sales charges, redemption fees or exchange fees.

Estimating your actual expenses

To estimate the expenses that you paid over the period, first you will need your account balance at the end of the period:

■

For shareholders who receive their account statements from Columbia Management Investment Services Corp., your account balance is available online at www.columbiamanagement.com or by calling Shareholder Services at 800.345.6611.

■	For shareholders who receive their account statements from their financial intermediary, contact your financial intermediary to obtain your account balance.
1.	Divide your ending account balance by $1,000. For example, if an account balance was $8,600 at the end of the period, the result would be 8.6.
2.	In the section of the table below titled “Expenses paid during the period,” locate the amount for your share class. You will find this number in the column labeled “Actual.” Multiply this number by the result from step 1. Your answer is an estimate of the expenses you paid on your account during the period.

If the value of your account falls below the minimum initial investment requirement applicable to you, your account may be subject to a $20 annual fee. This fee is not included in the accompanying table. If you are subject to the fee, keep it in mind when you are estimating the ongoing expenses of investing in the fund and when comparing the expenses of this fund with other funds.

09/30/10 – 03/31/11

	Account value at the beginning of the period ($)		Account value at the end of the period ($)		Expenses paid during the period ($)		Fund’s annualized expense ratio (%)
	Actual	Hypothetical	Actual	Hypothetical	Actual	Hypothetical	Actual
Class A	1,000.00	1,000.00	1,221.80	1,018.85	6.76	6.14	1.22
Class C	1,000.00	1,000.00	1,217.10	1,015.11	10.89	9.90	1.97
Class I	1,000.00	1,000.00	1,224.50	1,020.99	4.38	3.98	0.79
Class R	1,000.00	1,000.00	1,220.30	1,017.60	8.14	7.39	1.47
Class W	1,000.00	1,000.00	1,222.10	1,020.24	5.21	4.73	0.94
Class Z	1,000.00	1,000.00	1,223.20	1,020.09	5.38	4.89	0.97

Expenses paid during the period are equal to the annualized expense ratio for the share class, multiplied by the average account value over the period, then multiplied by the number of days in the fund’s most recent fiscal half-year and divided by 365.

It is important to note that the expense amounts shown in the table are meant to highlight only ongoing costs of investing in the fund and do not reflect any transaction costs, such as sales charges, redemption fees or exchange fees. Therefore, the hypothetical examples provided may not help you determine the relative total costs of owning shares of different funds. If these transaction costs were included, your costs would have been higher.

5

Portfolio Managers’ Report – Columbia Value and Restructuring Fund

Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. Please visit www.columbiamanagement.com for daily and most recent month-end performance updates.

Top 10 holdings

as of 03/31/11 (%)
Union Pacific	4.8
Lorillard	4.3
Alpha Natural Resources	3.9
America Movil	3.8
Petroleo Brasileiro	3.3
Devon Energy	3.3
International Business Machines	3.3
Celanese	3.2
Consol Energy	3.1
ConocoPhillips	3.0

Top 5 sectors

as of 03/31/11 (%)
Energy	24.0
Industrials	17.1
Financials	15.7
Materials	15.0
Information Technology	7.6

The fund is actively managed and the composition of its portfolio will change over time. Information provided is calculated as a percentage of net assets.

For the 12-month period that ended March 31, 2011, the fund’s Class A shares returned 20.17% without sales charge. The fund outperformed its benchmarks, the Russell 1000 Value Index and the S&P 500 Index, which returned 15.15% and 15.65%, respectively, and the average return of funds in its peer group, the Lipper Multi-Cap Value Funds Classification, which was 16.02% for the 12-month period. Overweighting companies in the industrials and energy groups, many of which benefited from dynamic growth in emerging markets, helped drive the fund’s performance higher than its benchmarks.

Global growth triggered industrials, energy performance

The fund was positioned throughout the 12-month period to take advantage of an expansion in the global economy, with an emphasis on investments in industrials and energy companies, especially in firms that earned significant profits from emerging markets. Leading performers in the industrials group included Union Pacific, United Technologies, Eaton and Tyco International (4.8%, 2.1%, 2.7% and 1.5% of net assets, respectively). At the same time, the growing global economy and rising oil prices — in part the result of political turmoil in the Middle East and North Africa — drove gains in the energy sector. Leading performers included integrated oil company ConocoPhillips (3.0% of net assets) and exploration and production companies Devon Energy and Noble Energy (3.3% and 2.5% of net assets, respectively). The global growth trend also helped lift positions in the materials sector. Holdings such as copper producer Southern Copper, chemical producer Celanese and mining corporation Freeport-McMoRan Copper & Gold (2.5%, 3.2%, and 2.5% of net assets, respectively) all produced solid results, as did the investment in Lanxess (1.9% of net assets), a German synthetic rubber producer.

Political worries weighed on some holdings

While the fund’s overall exposure to energy stocks helped the fund outperform the S&P 500 Index, Brazilian oil giant Petroleo Brasileiro (3.3% of net assets) was a major disappointment. The election of a leftist-leaning president in Brazil worried some investors and the company issued new equity shares that diluted the position of existing shareholders. Meanwhile, investment bank Goldman Sachs (1.5% of net assets) underperformed despite producing good earnings as the markets worried that future earnings could be eroded by potentially tighter financial regulation in the United States. We sold another position in an underperforming investment bank, Morgan Stanley, after its restructuring activities failed to improve earnings. Other disappointing performers included Panamanian airline Copa Holdings (1.5% of net assets), which underperformed despite producing good earnings, and consumer company Avon Products (0.7% of net assets), which struggled with restructured overseas operations.

Inflationary concerns finally being addressed

We have been concerned about the prospect of rising inflationary pressures in the United States, fed by government deficit spending and easy monetary policies. However, we think politics have shifted and the inflation threat is finally being addressed. While the dangers from rising oil prices remain, we believe the threat to the markets is less than it was in 2008, because higher inflation and capital costs already are built into current stock prices. Nevertheless, we have positioned the fund against the risk of rising prices, with about 39% of fund’s assets invested in energy and materials, two traditional hedges against inflation.

6

Portfolio Managers’ Report (continued) – Columbia Value and Restructuring Fund

Because we focus on better quality companies, we think the fund is well positioned for a period of uncertainty. The fund’s investment process emphasizes companies with lower-than-average stock price multiples, strong cash flows and potentially above-average growth rates. This has led to strong representation by corporations with significant global and emerging market exposure.

In addition to what we believe to be fundamental advantages in the portfolio, we think stocks have a technical advantage over alternative investments. The average individual investor has an estimated 40% of his or her assets invested in the stock market. That’s far below long-term averages. We expect more money to flow into the stock market in recognition of its higher-return potential compared with other investments.

Portfolio characteristics and holdings are subject to change periodically and may not be representative of current characteristics and holdings. The outlook for the fund may differ from that presented for other Columbia Funds.

Equity securities are affected by stock market fluctuations that occur in response to economic and business developments.

Value stocks are stocks of companies that may have experienced adverse business or industry developments or may be subject to special risks that have caused the stocks to be out of favor. If the manager’s assessment of a company’s prospects is wrong, the price of its stock may not approach the value the manager has placed on it.

International investing involves special risks, including foreign taxation, currency risks, risks associated with possible differences in financial standards and other risks associated with future political and economic developments.

Investing in emerging markets may involve greater risks than investing in more developed countries. In addition, concentration of investments in a single region may result in greater volatility.

7

Investment Portfolio – Columbia Value and Restructuring Fund

March 31, 2011

Common Stocks – 97.8%

	Shares	Value ($)
Consumer Discretionary – 5.6%
Automobiles – 1.0%
Ford Motor Co. (a)	4,500,000	67,095,000

Automobiles Total		67,095,000

Household Durables – 2.4%
Newell Rubbermaid, Inc.	3,600,000	68,868,000
Stanley Black & Decker, Inc.	1,350,000	103,410,000

Household Durables Total		172,278,000

Specialty Retail – 2.2%
TJX Companies, Inc.	3,050,000	151,676,500

Specialty Retail Total		151,676,500

Consumer Discretionary Total		391,049,500

Consumer Staples – 5.2%
Food Products – 0.2%
Dole Food Co., Inc. (a)	800,000	10,904,000

Food Products Total		10,904,000

Personal Products – 0.7%
Avon Products, Inc.	1,850,000	50,024,000

Personal Products Total		50,024,000

Tobacco – 4.3%
Lorillard, Inc. (b)	3,200,000	304,032,000

Tobacco Total		304,032,000

Consumer Staples Total		364,960,000

Energy – 23.7%
Oil, Gas & Consumable Fuels – 23.7%
Alpha Natural Resources, Inc. (a)(c)	4,550,000	270,133,500
Anadarko Petroleum Corp. (b)	1,850,000	151,552,000
Apache Corp.	300,000	39,276,000
ConocoPhillips	2,650,000	211,629,000
Consol Energy, Inc.	4,100,000	219,883,000
Devon Energy Corp.	2,500,000	229,425,000
Kinder Morgan, Inc. (a)	1,000,000	29,640,000
Murphy Oil Corp.	850,000	62,407,000
Noble Energy, Inc.	1,800,000	173,970,000
PetroHawk Energy Corp. (a)	1,500,000	36,810,000
Petroleo Brasileiro SA, ADR	5,800,000	234,494,000

Oil, Gas & Consumable Fuels Total		1,659,219,500

Energy Total		1,659,219,500

Financials – 14.4%
Capital Markets – 4.3%
Apollo Global Management LLC (a)	1,300,000	23,400,000
Apollo Investment Corp. (d)	4,500,000	54,270,000

	Shares	Value ($)
Goldman Sachs Group, Inc.	650,000	103,005,500
Invesco Ltd.	4,800,000	122,688,000

Capital Markets Total		303,363,500

Commercial Banks – 1.2%
PNC Financial Services Group, Inc.	1,350,000	85,036,500

Commercial Banks Total		85,036,500

Diversified Financial Services – 1.8%
JPMorgan Chase & Co.	2,700,000	124,470,000

Diversified Financial Services Total		124,470,000

Insurance – 6.5%
ACE Ltd.	3,100,000	200,570,000
AIA Group Ltd. (a)	15,000,000	46,174,077
Loews Corp.	1,900,000	81,871,000
MetLife, Inc.	2,800,000	125,244,000

Insurance Total		453,859,077

Real Estate Investment Trusts (REITs) – 0.6%
Weyerhaeuser Co.	1,700,000	41,820,000

Real Estate Investment Trusts (REITs) Total		41,820,000

Financials Total		1,008,549,077

Health Care – 5.3%
Health Care Equipment & Supplies – 0.9%
Baxter International, Inc.	1,200,000	64,524,000

Health Care Equipment & Supplies Total		64,524,000

Health Care Providers & Services – 2.6%
AmerisourceBergen Corp.	4,600,000	181,976,000

Health Care Providers & Services Total		181,976,000

Pharmaceuticals – 1.8%
Pfizer, Inc.	4,000,000	81,240,000
Warner Chilcott PLC, Class A	2,000,000	46,560,000

Pharmaceuticals Total		127,800,000

Health Care Total		374,300,000

Industrials – 16.8%
Aerospace & Defense – 3.6%
AerCap Holdings NV (a)(c)	5,300,000	66,621,000
Bombardier, Inc., Class B	5,300,000	38,743,000
United Technologies Corp.	1,700,000	143,905,000

Aerospace & Defense Total		249,269,000

Airlines – 1.5%
Copa Holdings SA, Class A	1,950,000	102,960,000

Airlines Total		102,960,000

Construction & Engineering – 0.7%
AECOM Technology Corp. (a)	1,750,000	48,527,500

Construction & Engineering Total		48,527,500

See Accompanying Notes to Financial Statements.

8

Columbia Value and Restructuring Fund

March 31, 2011

Common Stocks (continued)

	Shares	Value ($)
Industrials (continued)
Electrical Equipment – 0.1%
Sensata Technologies Holding NV (a)	150,000	5,209,500

Electrical Equipment Total		5,209,500

Industrial Conglomerates – 1.5%
Tyco International Ltd. (b)	2,400,000	107,448,000

Industrial Conglomerates Total		107,448,000

Machinery – 4.3%
AGCO Corp. (a)	2,100,000	115,437,000
Eaton Corp. (b)	3,400,000	188,496,000

Machinery Total		303,933,000

Professional Services – 0.3%
Nielsen Holdings NV (a)	900,000	24,579,000

Professional Services Total		24,579,000

Road & Rail – 4.8%
Union Pacific Corp.	3,400,000	334,322,000

Road & Rail Total		334,322,000

Industrials Total		1,176,248,000

Information Technology – 7.6%
Communications Equipment – 2.8%
Harris Corp.	4,000,000	198,400,000

Communications Equipment Total		198,400,000

Electronic Equipment, Instruments & Components – 0.6%
Corning, Inc.	1,900,000	39,197,000

Electronic Equipment, Instruments & Components Total		39,197,000

IT Services – 3.7%
International Business Machines Corp.	1,400,000	228,298,000
Visa, Inc., Class A	450,000	33,129,000

IT Services Total		261,427,000

Office Electronics – 0.5%
Xerox Corp.	3,500,000	37,275,000

Office Electronics Total		37,275,000

Information Technology Total		536,299,000

Materials – 15.0%
Chemicals – 6.3%
Celanese Corp., Series A	5,000,000	221,850,000
Lanxess AG	1,800,000	134,639,613
Methanex Corp.	1,350,000	42,160,500
PPG Industries, Inc.	450,000	42,844,500

Chemicals Total		441,494,613

	Shares	Value ($)
Metals & Mining – 8.7%
Freeport-McMoRan Copper & Gold, Inc.	3,100,000	172,205,000
Grupo Mexico SAB de CV, Series B	26,000,000	97,490,847
Schnitzer Steel Industries, Inc., Class A	1,200,000	78,012,000
Southern Copper Corp.	4,400,000	177,188,000
Vale SA, ADR	2,600,000	86,710,000

Metals & Mining Total		611,605,847

Materials Total		1,053,100,460

Telecommunication Services – 4.2%
Diversified Telecommunication Services – 0.5%
Windstream Corp.	2,600,000	33,462,000

Diversified Telecommunication Services Total		33,462,000

Wireless Telecommunication Services – 3.7%
America Movil SAB de CV, Series L, ADR	4,550,000	264,355,000

Wireless Telecommunication Services Total		264,355,000

Telecommunication Services Total		297,817,000

Total Common Stocks (cost of $4,233,636,840)		6,861,542,537

Convertible Preferred Stocks – 1.8%

Consumer Staples – 0.5%
Food Products – 0.5%
Dole Food Automatic Common Exchange Security Trust, 7.000% (e)	2,500,000	31,836,000

Food Products Total		31,836,000

Consumer Staples Total		31,836,000

Energy – 0.3%
Oil, Gas & Consumable Fuels – 0.3%
Apache Corp., 6.000%	350,000	24,801,000

Oil, Gas & Consumable Fuels Total		24,801,000

Energy Total		24,801,000

Financials – 1.0%
Diversified Financial Services – 0.5%
Citigroup, Inc., 7.500%	300,000	37,950,000

Diversified Financial Services Total		37,950,000

See Accompanying Notes to Financial Statements.

9

Columbia Value and Restructuring Fund

March 31, 2011

Convertible Preferred Stocks (continued)

	Shares	Value ($)
Financials (continued)
Insurance – 0.5%
Hartford Financial Services Group, Inc., 7.250%	1,250,000	32,600,000

Insurance Total		32,600,000

Financials Total		70,550,000

Total Convertible Preferred Stocks (cost of $109,839,122)		127,187,000

Convertible Bond – 0.3%
	Par ($)
Financials – 0.3%
Investment Companies – 0.3%
Apollo Investment Corp. 5.750% 01/15/16 (e)	16,490,000	17,314,500

Investment Companies Total		17,314,500

Financials Total		17,314,500

Total Convertible Bond (cost of $16,250,548)		17,314,500

Warrants – 0.3%
	Units
Industrials – 0.3%
Hartford Financial Services Group, Inc. Wts. Expiring 06/19/26 (a)	1,200,000	22,008,000

Industrials Total		22,008,000

Total Warrants (cost of $17,226,860)		22,008,000

Short-Term Obligation – 0.1%
	Par ($)
Repurchase agreement with Fixed Income Clearing Corp., dated 03/31/11, due 04/01/11 at 0.070%, collateralized by a U.S. Government Agency obligation maturing 06/23/15, market value $7,850,625 (repurchase proceeds $7,693,015)	7,693,000	7,693,000

Total Short-Term Obligation (cost of $7,693,000)		7,693,000

Total Investments – 100.3% (cost of $4,384,646,370) (f)		7,035,745,037

Other Assets & Liabilities, Net – (0.3)%		(20,871,559)

Net Assets – 100.0%		7,014,873,478

Notes to Investment Portfolio:

(a)	Non-income producing security.

(b)	All or a portion of this security is pledged as collateral for open written options contracts.

(c)	An affiliate may include any company in which the Fund owns five percent or more of its outstanding voting shares. Transactions with companies which are or were affiliates during the year ended March 31, 2011, are as follows:

Affiliate	Value, Beginning of Period	Purchases	Sales Proceeds	Dividend Income	Value, End of Period
AerCap Holdings NV	$62,208,000	$—	$2,380,220	$—	$—
Alpha Natural Resources, Inc.	294,351,000	—	29,019,299	—	—

Total	$356,559,000	$—	$31,399,519	$—	$—

(d)	Closed-end Management Investment Company.

(e)	Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At March 31, 2011, these securities, which are not illiquid, amounted to $49,150,500, which represents 0.7% of net assets.

(f)	Cost for federal income tax purposes is $4,409,253,187.

Generally accepted accounting principles (GAAP) require disclosure regarding the inputs and valuation techniques used to measure fair value and any changes in valuation inputs or techniques. In addition, investments shall be disclosed by major category.

The Fund categorizes its fair value measurements according to a three-level hierarchy that maximizes the use of observable inputs and minimizes the use of unobservable inputs by prioritizing that the most observable input be used when available. Observable inputs are those that market participants would use in pricing an investment based on market data obtained from sources independent of the reporting entity. Unobservable inputs are those that reflect the Fund’s assumptions about the information market participants would use in pricing an investment. An investment’s level within the fair value hierarchy is based on the lowest level of any input that is deemed significant to the asset or liability’s fair value measurement. The input levels are not necessarily an indication of the risk or liquidity associated with investments at that level. For example, certain U.S. government securities are generally high quality and liquid, however, they are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market.

Fair value inputs are summarized in the three broad levels listed below:

•

Level 1 — Valuations based on quoted prices for investments in active markets that the Fund has the ability to access at the measurement date (including NAV for open-end mutual funds). Valuation adjustments are not applied to Level 1 investments.

•	Level 2 — Valuations based on other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.).

•	Level 3 — Valuations based on significant unobservable inputs (including the Fund’s own assumptions and judgment in determining the fair value of investments).

Inputs that are used in determining fair value of an investment may include price information, credit data, volatility statistics, and other factors. These inputs can be either observable or unobservable. The availability of observable inputs can vary between investments, and is affected by various factors such as the type of investment, and the volume and level of activity for that investment or similar investments in the marketplace. The inputs will be considered by the Investment Manager, along with any other relevant factors in the calculation of an investment’s fair value. The Fund uses prices and inputs that are current as of the measurement date, which may include periods of market dislocations. During these periods, the availability of prices and inputs may be reduced for many investments. This condition could cause an investment to be reclassified between the various levels

See Accompanying Notes to Financial Statements.

10

Columbia Value and Restructuring Fund

March 31, 2011

within the hierarchy. Non-U.S. equity securities actively traded in foreign markets may be reflected in Level 2 despite the availability of closing prices, because the Fund evaluates and determines whether those closing prices reflect fair value at the close of the New York Stock Exchange (NYSE) or require adjustment, as described in Note 2 to the financial statements — Security Valuation.

Investments falling into the Level 3 category are primarily supported by quoted prices from brokers and dealers participating in the market for those investments. However, these may be classified as Level 3 investments due to lack of market transparency and corroboration to support these quoted prices. Additionally, valuation models may be used as the pricing source for any remaining investments classified as Level 3. These models rely on one or more significant unobservable inputs and/or significant assumptions by the Investment Manager. Inputs used in valuations may include, but are not limited to, financial statement analysis, capital account balances, discount rates and estimated cash flows, and comparable company data.

The following table is a summary of the inputs used to value the Fund’s investments as of March 31, 2011:

Description	Quoted Prices (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Common Stocks
Consumer Discretionary	$391,049,500	$—	$—	$391,049,500
Consumer Staples	364,960,000	—	—	364,960,000
Energy	1,659,219,500	—	—	1,659,219,500
Financials	962,375,000	46,174,077	—	1,008,549,077
Health Care	374,300,000	—	—	374,300,000
Industrials	1,176,248,000	—	—	1,176,248,000
Information Technology	536,299,000	—	—	536,299,000
Materials	918,460,847	134,639,613	—	1,053,100,460
Telecommunication Services	297,817,000	—	—	297,817,000

Total Common Stocks	6,680,728,847	180,813,690	—	6,861,542,537

Total Convertible Preferred Stocks	95,351,000	31,836,000	—	127,187,000

Total Convertible Bond	—	17,314,500	—	17,314,500

Total Warrants	22,008,000	—	—	22,008,000

Total Short-Term Obligation	—	7,693,000	—	7,693,000

Total Investments	6,798,087,847	237,657,190	—	7,035,745,037

Value of Written Call Option Contracts	(2,780,000)	—	—	(2,780,000)

Total	$6,795,307,847	$237,657,190	$—	$7,032,965,037

The Fund’s assets assigned to the Level 2 input category represent certain short-term obligations which are valued using amortized cost, an income approach which converts future cash flows to a present value based upon the discount or premium at purchase.

There were no significant transfers of financial assets between Levels 1 and 2 during the period.

For the year ended March 31, 2011, transactions in written option contracts were as follows:

	Number of Contracts	Premium Received
Options outstanding at March 31, 2010	9,000	$557,720
Options written	315,950	40,506,736
Options terminated in closing purchase transactions	(124,484)	(19,647,441)
Options exercised	(38,956)	(7,115,986)
Options expired	(156,510)	(12,850,575)

Options outstanding at March 31, 2011	5,000	$1,450,454

At March 31, 2011, the Fund held the following written call option contracts:

Name of Issuer	Strike Price	Number of Contracts	Expiration Date	Premium	Value
Anadarko Petroleum Corp.	$85.0	1,000	05/21/11	$309,534	$(290,000)
Eaton Corp.	50.0	2,000	04/16/11	621,880	(1,120,000)
Lorillard, Inc.	85.0	1,000	04/16/11	297,994	(1,075,000)
Tyco International Ltd.	42.0	1,000	04/16/11	221,046	(295,000)

Total written call options: (proceeds $1,450,454)					$(2,780,000)

At March 31, 2011, the Fund held investments in the following sectors:

Sector (Unaudited)	% of Net Assets
Energy	24.0
Industrials	17.1
Financials	15.7
Materials	15.0
Information Technology	7.6
Consumer Staples	5.7
Consumer Discretionary	5.6
Health Care	5.3
Telecommunication Services	4.2

100.2
Short Term Obligation	0.1
Other Assets & Liabilities, Net	(0.3)

100.0

Acronym	Name
ADR	American Depositary Receipt

See Accompanying Notes to Financial Statements.

11

Statement of Assets and Liabilities – Columbia Value and Restructuring Fund

March 31, 2011

		($)
Assets	Total investments, at identified cost	4,384,646,370

	Total investments, at value	7,035,745,037
	Cash	138
	Receivable for:
	Investments sold	17,701,308
	Fund shares sold	4,474,272
	Dividends	6,324,602
	Interest	173,847
	Foreign tax reclaims	186,946
	Trustees’ deferred compensation plan	180,225
	Prepaid expenses	241,264

	Total Assets	7,065,027,639

Liabilities	Written options, at value (premium of $1,450,454)	2,780,000
	Payable for:
	Investments purchased	26,862,725
	Fund shares repurchased	13,314,933
	Investment advisory fee	3,421,110
	Administration fee	844,475
	Pricing and bookkeeping fees	11,949
	Transfer agent fee	2,439,203
	Trustees’ fees	11,974
	Custody fee	41,514
	Distribution and service fees	143,283
	Chief compliance officer expenses	1,890
	Trustees’ deferred compensation plan	180,225
	Other liabilities	100,880

	Total Liabilities	50,154,161

	Net Assets	7,014,873,478

Net Assets Consist of	Paid-in capital	5,733,670,729
	Undistributed net investment income	40,742
	Accumulated net realized loss	(1,368,601,192)
	Net unrealized appreciation (depreciation) on:
	Investments	2,651,098,667
	Foreign currency translations	(5,922)
	Written options	(1,329,546)

	Net Assets	7,014,873,478

See Accompanying Notes to Financial Statements.

12

Statement of Assets and Liabilities (continued) – Columbia Value and Restructuring Fund

March 31, 2011

Class A	Net assets	$268,123,883
	Shares outstanding	5,055,860
	Net asset value per share	$53.03	(a)
	Maximum sales charge	5.75%
	Maximum offering price per share ($53.03/0.9425)	$56.27	(b)

Class C	Net assets	$71,083,397
	Shares outstanding	1,343,945
	Net asset value and offering price per share	$52.89	(a)

Class I (c)	Net assets	$26,651,631
	Shares outstanding	502,570
	Net asset value, offering and redemption price per share	$53.03

Class R	Net assets	$65,321,443
	Shares outstanding	1,232,925
	Net asset value, offering and redemption price per share	$52.98

Class W (c)	Net assets	$3,049
	Shares outstanding	58
	Net asset value, offering and redemption price per share	$53.04	(d)

Class Z	Net assets	$6,583,690,075
	Shares outstanding	124,203,226
	Net asset value, offering and redemption price per share	$53.01

(a)	Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

(b)	On sales of $50,000 or more the offering price is reduced.

(c)	Class I and Class W shares commenced operations on September 27, 2010.

(d)	Net asset value per share rounds to this amount due to fractional shares outstanding.

See Accompanying Notes to Financial Statements.

13

Statement of Operations – Columbia Value and Restructuring Fund

For the Year Ended March 31, 2011

		($) (a)
Investment Income	Dividends	151,163,581
	Interest	1,490,839
	Foreign taxes withheld	(1,557,406)

	Total Investment Income	151,097,014

Expenses	Investment advisory fee	38,529,807
	Administration fee	9,492,452
	Distribution fee:
	Class C	505,329
	Class R	292,553
	Service fee:
	Class A	662,915
	Class C	168,443
	Class W	4
	Transfer agent fee – Class A, Class C, Class R, Class W and Class Z	10,687,142
	Pricing and bookkeeping fees	144,761
	Trustees’ fees	278,135
	Custody fee	273,086
	Chief compliance officer expenses	7,456
	Other expenses	1,836,951

	Expenses before interest expense	62,879,034
	Interest expense	57,869

	Total Expenses	62,936,903

	Expense reductions	(60)

	Net Expenses	62,936,843

	Net Investment Income	88,160,171

Net Realized and Unrealized Gain (Loss) on Investments, Written Options and Foreign Currency	Net realized gain (loss) on:
	Unaffiliated investments	295,570,803
	Affiliated investments	(1,422,567)
	Foreign currency transactions	(167,353)
	Written options	(12,965,801)

	Net realized gain	281,015,082

	Net change in unrealized appreciation (depreciation) on:
	Investments	777,608,690
	Foreign currency translations	9,941
	Written options	(1,294,266)

	Net change in unrealized appreciation (depreciation)	776,324,365

	Net Gain	1,057,339,447

	Net Increase Resulting from Operations	1,145,499,618

(a)	Class I and Class W shares commenced operations on September 27, 2010.

See Accompanying Notes to Financial Statements.

14

Statement of Changes in Net Assets – Columbia Value and Restructuring Fund

		Year Ended March 31,
Increase (Decrease) in Net Assets		2011 ($) (a)(b)	2010 ($)
Operations	Net investment income	88,160,171	79,863,157
	Net realized gain (loss) on investments, written options and foreign currency transactions	281,015,082	(324,092,562)
	Net change in unrealized appreciation (depreciation) on investments, written options and foreign currency translations	776,324,365	3,334,282,112

	Net increase resulting from operations	1,145,499,618	3,090,052,707

Distributions to Shareholders	From net investment income:
	Class A	(3,204,542)	(2,386,455)
	Class C	(365,279)	(271,834)
	Class I	(54,138)	—
	Class R	(566,586)	(411,525)
	Class W	(11)	—
	Class Z	(87,200,668)	(73,975,594)

	Total distributions to shareholders	(91,391,224)	(77,045,408)

	Net Capital Stock Transactions	(1,229,234,628)	(416,549,708)

	Increase from regulatory settlements	—	11,049

	Total increase (decrease) in net assets	(175,126,234)	2,596,468,640

Net Assets	Beginning of period	7,189,999,712	4,593,531,072
	End of period	7,014,873,478	7,189,999,712
	Undistributed net investment income at end of period	40,742	3,439,148

(a)	Class I and Class W shares commenced operations on September 27, 2010.

(b)	Class I and Class W shares reflect activity for the period September 27, 2010 through March 31, 2011.

See Accompanying Notes to Financial Statements.

15

Statement of Changes in Net Assets (continued) – Columbia Value and Restructuring Fund

	Capital Stock Activity
	Year Ended March 31, 2011 (a)(b)		Year Ended March 31, 2010
	Shares	Dollars ($)	Shares	Dollars ($)
Class A
Subscriptions	1,122,585	51,295,242	2,661,138	101,139,997
Distributions reinvested	59,362	2,627,179	60,817	2,269,822
Redemptions	(2,653,210)	(119,919,348)	(2,356,033)	(88,374,983)

Net increase (decrease)	(1,471,263)	(65,996,927)	365,922	15,034,836

Class C
Subscriptions	187,589	8,712,920	517,607	19,769,519
Distributions reinvested	6,299	273,618	6,100	222,574
Redemptions	(528,877)	(23,533,078)	(367,782)	(14,441,139)

Net increase (decrease)	(334,989)	(14,546,540)	155,925	5,550,954

Class I
Subscriptions	535,411	26,380,052	—	—
Distributions reinvested	1,051	54,122	—	—
Redemptions	(33,892)	(1,723,811)	—	—

Net increase	502,570	24,710,363	—	—

Class R
Subscriptions	278,727	12,289,558	309,097	11,611,135
Distributions reinvested	12,868	566,555	11,147	411,512
Redemptions	(360,742)	(16,451,024)	(438,362)	(16,452,188)

Net decrease	(69,147)	(3,594,911)	(118,118)	(4,429,541)

Class W
Subscriptions	61	2,651	—	—
Redemptions	(3)	(154)	—	—

Net increase	58	2,497	—	—

Class Z
Subscriptions	30,084,448	1,382,808,276	36,044,433	1,406,943,530
Distributions reinvested	1,314,238	58,505,520	1,469,656	55,115,638
Redemptions	(58,696,759)	(2,611,122,906)	(50,294,212)	(1,894,765,125)

Net decrease	(27,298,073)	(1,169,809,110)	(12,780,123)	(432,705,957)

(a)	Class I and Class W shares commenced operations on September 27, 2010.

(b)	Class I and Class W shares reflect activity for the period September 27, 2010 through March 31, 2011.

See Accompanying Notes to Financial Statements.

16

Financial Highlights – Columbia Value and Restructuring Fund

Selected data for a share outstanding throughout each period is as follows:

	Year Ended March 31,						Period Ended March 31,
Class A Shares	2011		2010		2009		2008 (a)
Net Asset Value, Beginning of Period	$44.68		$26.51		$52.25		$58.58

Income from Investment Operations:
Net investment income (b)	0.53	(c)	0.39	(c)	0.51		0.24
Net realized and unrealized gain (loss) on investments, foreign currency and written options	8.37		18.16		(25.72)		(5.70)

Total from investment operations	8.90		18.55		(25.21)		(5.46)

Less Distributions to Shareholders:
From net investment income	(0.55)		(0.38)		(0.51)		(0.36)
From net realized gains	—		—		(0.02)		(0.51)

Total distributions to shareholders	(0.55)		(0.38)		(0.53)		(0.87)

Increase from regulatory settlements	—		—	(d)	—	(d)	—

Net Asset Value, End of Period	$53.03		$44.68		$26.51		$52.25
Total return (e)	20.17%		70.25%		(48.51	)%(f)	(9.41	)%(f)(g)

Ratios to Average Net Assets/Supplemental Data:
Net expenses before interest expense (h)	1.20%		1.14%		1.14%		1.02	%(i)
Interest expense	—	%(j)	—	%(j)	—	%(j)	—
Net expenses (h)	1.20%		1.14%		1.14%		1.02	%(i)
Waiver/Reimbursement	—		—		0.04%		0.05	%(i)
Net investment income (h)	1.16%		1.01%		1.35%		0.83	%(i)
Portfolio turnover rate	12%		6%		12%		11	%(g)
Net assets, end of period (000s)	$268,124		$291,655		$163,338		$77,209

(a)	The Predecessor Fund’s Class A shares commenced operations on September 28, 2007. Per share data and total return reflect activity from that date.

(b)	Per share data was calculated using the average shares outstanding during the period.

(c)	Net investment income per share reflects special dividends. The effect of these dividends amounted to $0.18 and $0.04 per share, respectively.

(d)	Rounds to less than $0.01 per share.

(e)	Total return at net asset value assuming all distributions reinvested and no initial sales charge or contingent deferred sales charge.

(f) Had the Investment Manager and/or any of its affiliates not waived fees or reimbursed a portion of expenses, total return would have been reduced.

(g)	Not annualized.

(h)	The benefits derived from expense reductions had an impact of less than 0.01%.

(i)	Annualized.

(j)	Rounds to less than 0.01%.

See Accompanying Notes to Financial Statements.

17

Financial Highlights – Columbia Value and Restructuring Fund

Selected data for a share outstanding throughout each period is as follows:

	Year Ended March 31,						Period Ended March 31,
Class C Shares	2011		2010		2009		2008 (a)
Net Asset Value, Beginning of Period	$44.60		$26.51		$52.23		$58.58

Income from Investment Operations:
Net investment income (b)	0.18	(c)	0.10	(c)	0.23		0.04
Net realized and unrealized gain (loss) on investments, foreign currency and written options	8.36		18.16		(25.73)		(5.68)

Total from investment operations	8.54		18.26		(25.50)		(5.64)

Less Distributions to Shareholders:
From net investment income	(0.25)		(0.17)		(0.20)		(0.20)
From net realized gains	—		—		(0.02)		(0.51)

Total distributions to shareholders	(0.25)		(0.17)		(0.22)		(0.71)

Increase from regulatory settlements	—		—	(d)	—	(d)	—

Net Asset Value, End of Period	$52.89		$44.60		$26.51		$52.23
Total return (e)	19.27%		69.00%		(48.89	)%(f)	(9.72	)%(f)(g)

Ratios to Average Net Assets/Supplemental Data:
Net expenses before interest expense (h)	1.95%		1.89%		1.89%		1.77	%(i)
Interest expense	—	%(j)	—	%(j)	—	%(j)	—
Net expenses (h)	1.95%		1.89%		1.89%		1.77	%(i)
Waiver/Reimbursement	—		—		0.04%		0.05	%(i)
Net investment income (h)	0.40%		0.26%		0.63%		0.07	%(i)
Portfolio turnover rate	12%		6%		12%		11	%(g)
Net assets, end of period (000s)	$71,083		$74,880		$40,380		$13,665

(a)	The Predecessor Fund’s Class C shares commenced operations on September 28, 2007. Per share data and total return reflect activity from that date.

(b)	Per share data was calculated using the average shares outstanding during the period.

(c)	Net investment income per share reflects special dividends. The effect of these dividends amounted to $0.18 and $0.04 per share, respectively.

(d)	Rounds to less than $0.01 per share.

(e)	Total return at net asset value assuming all distributions reinvested and no contingent deferred sales charge.

(f)	Had the Investment Manager and/or any of its affiliates not waived fees or reimbursed a portion of expenses, total return would have been reduced.

(g)	Not annualized.

(h)	The benefits derived from expense reductions had an impact of less than 0.01%.

(i)	Annualized.

(j)	Rounds to less than 0.01%.

See Accompanying Notes to Financial Statements.

18

Financial Highlights – Columbia Value and Restructuring Fund

Selected data for a share outstanding throughout the period is as follows:

Period Ended March 31,
Class I Shares	2011 (a)
Net Asset Value, Beginning of Period	$43.47

Income from Investment Operations:
Net investment income (b)	0.27
Net realized and unrealized gain on investments, foreign currency and written options	9.57

Total from investment operations	9.84

Less Distributions to Shareholders:
From net investment income	(0.28)

Net Asset Value, End of Period	$53.03
Total return (c)(d)	22.67%

Ratios to Average Net Assets/Supplemental Data:
Net expenses before interest expense (e)(f)	0.79%
Interest expense (f)(g)	—%
Net expenses (e)(f)	0.79%
Net investment income (e)(f)	1.05%
Portfolio turnover rate (d)	12%
Net assets, end of period (000s)	$26,652

(a)	Class I shares commenced operations on September 27, 2010. Per share data and total return reflect activity from that date.

(b)	Per share data was calculated using the average shares outstanding during the period.

(c)	Total return at net asset value assuming all distributions reinvested.

(d)	Not annualized.

(e)	The benefits derived from expense reductions had an impact of 0.01%.

(f)	Annualized.

(g)	Rounds to less than 0.01%.

See Accompanying Notes to Financial Statements.

19

Financial Highlights – Columbia Value and Restructuring Fund

Selected data for a share outstanding throughout each period is as follows:

	Year Ended March 31,
Class R Shares	2011		2010		2009		2008 (a)		2007
Net Asset Value, Beginning of Period	$44.64		$26.50		$52.23		$54.30		$49.35

Income from Investment Operations:
Net investment income (b)	0.41	(c)	0.30	(c)	0.41		0.33		0.22
Net realized and unrealized gain (loss) on investments, foreign currency and written options	8.37		18.14		(25.72)		(1.41)		4.98

Total from investment operations	8.78		18.44		(25.31)		(1.08)		5.20

Less Distributions to Shareholders:
From net investment income	(0.44)		(0.30)		(0.40)		(0.48)		(0.25)
From net realized gains	—		—		(0.02)		(0.51)		—

Total distributions to shareholders	(0.44)		(0.30)		(0.42)		(0.99)		(0.25)

Increase from regulatory settlements	—		—	(d)	—	(d)	—		—

Net Asset Value, End of Period	$52.98		$44.64		$26.50		$52.23		$54.30
Total return (e)	19.86%		69.84%		(48.65	)%(f)	(2.11	)%(f)	10.58%

Ratios to Average Net Assets/Supplemental Data:
Net expenses before interest expense (g)	1.45%		1.39%		1.39%		1.35%		1.55%
Interest expense	—	%(h)	—	%(h)	—	%(h)	—		—
Net expenses (g)	1.45%		1.39%		1.39%		1.35%		1.55%
Waiver/Reimbursement	—		—		0.04%		0.04%		—
Net investment income (g)	0.91%		0.78%		1.05%		0.60%		0.43%
Portfolio turnover rate	12%		6%		12%		11%		13%
Net assets, end of period (000s)	$65,321		$58,120		$37,637		$33,826		$2,926

(a)	On March 31, 2008, Retirement Shares class of Value and Restructuring Fund, a series of Excelsior Funds, Inc., was reorganized into the Fund’s Class R shares. The financial information of the Fund’s Class R shares includes the financial information of Value and Restructuring Fund’s Retirement Shares class.

(b)	Per share data was calculated using the average shares outstanding during the period.

(c)	Net investment income per share reflects special dividends. The effect of these dividends amounted to $0.18 and $0.04 per share, respectively.

(d)	Rounds to less than $0.01 per share.

(e)	Total return at net asset value assuming all distributions reinvested.

(f)	Had the Investment Manager and/or any of its affiliates not waived fees or reimbursed a portion of expenses, total return would have been reduced.

(g)	The benefits derived from expense reductions had an impact of less than 0.01%.

(h)	Rounds to less than 0.01%.

See Accompanying Notes to Financial Statements.

20

Financial Highlights – Columbia Value and Restructuring Fund

Selected data for a share outstanding throughout the period is as follows:

Period Ended March 31,
Class W Shares	2011 (a)
Net Asset Value, Beginning of Period	$43.49

Income from Investment Operations:
Net investment income (b)	0.20
Net realized and unrealized gain on investments, foreign currency and written options	9.53

Total from investment operations	9.73

Less Distributions to Shareholders:
From net investment income	(0.18)

Net Asset Value, End of Period	$53.04
Total return (c)(d)	22.41%

Ratios to Average Net Assets/Supplemental Data:
Net expenses before interest expense (e)(f)	1.19%
Interest expense (f)(g)	—%
Net expenses (e)(f)	1.19%
Net investment income (e)(f)	0.81%
Portfolio turnover rate (d)	12%
Net assets, end of period (000s)	$3

(a)	Class W shares commenced operations on September 27, 2010. Per share data and total return reflect activity from that date.

(b)	Per share data was calculated using the average shares outstanding during the period.

(c)	Total return at net asset value assuming all distributions reinvested.

(d)	Not annualized.

(e)	The benefits derived from expense reductions had an impact of 0.01%.

(f)	Annualized.

(g)	Rounds to less than 0.01%.

See Accompanying Notes to Financial Statements.

21

Financial Highlights – Columbia Value and Restructuring Fund

Selected data for a share outstanding throughout each period is as follows:

	Year Ended March 31,
Class Z Shares	2011		2010		2009		2008 (a)(b)		2007
Net Asset Value, Beginning of Period	$44.66		$26.49		$52.22		$54.33		$49.36

Income from Investment Operations:
Net investment income (c)	0.64	(d)	0.49	(d)	0.61		0.60		0.45
Net realized and unrealized gain (loss) on investments, foreign currency and written options	8.37		18.15		(25.71)		(1.47)		5.00

Total from investment operations	9.01		18.64		(25.10)		(0.87)		5.45

Less Distributions to Shareholders:
From net investment income	(0.66)		(0.47)		(0.61)		(0.73)		(0.48)
From net realized gains	—		—		(0.02)		(0.51)		—

Total distributions to shareholders	(0.66)		(0.47)		(0.63)		(1.24)		(0.48)

Increase from regulatory settlements	—		—	(e)	—	(e)	—		—

Net Asset Value, End of Period	$53.01		$44.66		$26.49		$52.22		$54.33
Total return (f)	20.46%		70.71%		(48.39	)%(g)	(1.74	)%(g)	11.14%

Ratios to Average Net Assets/Supplemental Data:
Net expenses before interest expense (h)	0.95%		0.89%		0.89%		1.02%		1.05%
Interest expense	—	%(i)	—	%(i)	—	%(i)	—		—
Net expenses (h)	0.95%		0.89%		0.89%		1.02%		1.05%
Waiver/Reimbursement	—		—		0.04%		0.04%		—
Net investment income (h)	1.40%		1.28%		1.47%		1.07%		0.90%
Portfolio turnover rate	12%		6%		12%		11%		13%
Net assets, end of period (000s)	$6,583,690		$6,765,345		$4,352,176		$8,980,358		$7,767,713

(a)	On March 31, 2008, Shares class of Value and Restructuring Fund, a series of Excelsior Funds, Inc., was reorganized into the Fund’s Class Z. The financial information of the Fund’s Class Z includes the financial information of Value and Restructuring Fund’s Shares class.

(b)	On March 31, 2008, Value and Restructuring Fund’s Institutional Shares class was reorganized into the Fund’s Class Z.

(c)	Per share data was calculated using the average shares outstanding during the period.

(d)	Net investment income per share reflects special dividends. The effect of these dividends amounted to $0.18 and $0.04 per share, respectively.

(e)	Rounds to less than $0.01 per share.

(f)	Total return at net asset value assuming all distributions reinvested.

(g)	Had the Investment Manager and/or any of its affiliates not waived fees or reimbursed a portion of expenses, total return would have been reduced.

(h)	The benefits derived from expense reductions had an impact of less than 0.01%.

(i)	Rounds to less than 0.01%.

See Accompanying Notes to Financial Statements.

22

Notes to Financial Statements – Columbia Value and Restructuring Fund

March 31, 2011

Note 1. Organization

Columbia Value and Restructuring Fund (the Fund), a series of Columbia Funds Series Trust I (the Trust), is a diversified fund. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust.

After the close of business on April 30, 2010, Ameriprise Financial, Inc. (Ameriprise Financial) acquired a portion of the asset management business of Columbia Management Group, LLC (the Transaction), including the business of managing the Fund. In connection with the closing of the Transaction (the Closing), RiverSource Investments, LLC, a wholly owned subsidiary of Ameriprise Financial, became the investment manager of the Fund and changed its name to Columbia Management Investment Advisers, LLC (the Investment Manager).

Investment Objective

The Fund seeks long-term capital appreciation.

Fund Shares

The Trust has unlimited authorized shares of beneficial interest. The Fund offers Class A, Class C, Class I, Class R, Class W and Class Z shares. On December 10, 2010, the Investment Manager exchanged Class Z shares of the Fund valued at $18,819,258 for Class I shares of the Fund. All share classes have identical voting, dividend and liquidation rights. Each share class has its own expense structure and sales charges, as applicable.

Class A shares are subject to a maximum front-end sales charge of 5.75% based on the initial investment amount. Class A shares purchased without an initial sales charge in accounts aggregating $1 million to $50 million at the time of purchase are subject to a 1.00% contingent deferred sales charge (CDSC) if the shares are sold within 18 months of purchase, charged as follows: 1.00% CDSC if redeemed within 12 months of purchase, and 0.50% CDSC if redeemed more than 12, but less than 18 months after purchase.

Class C shares are subject to a 1.00% CDSC on shares redeemed within one year of purchase.

Class I shares are not subject to sales charges and are available only to the Columbia Family of Funds. Class I shares commenced operations on September 27, 2010.

Class R shares are not subject to sales charges and are available only to qualifying institutional investors.

Class W shares are not subject to sales charges and are available only to investors purchasing through authorized investment programs managed by investment professionals, including discretionary managed account programs. Class W shares commenced operations on September 27, 2010.

Class Z shares are not subject to sales charges and are available only to certain investors, as described in the Fund’s prospectus.

Note 2. Summary of Significant Accounting Policies

The preparation of financial statements in accordance with U.S. generally accepted accounting principles (GAAP) requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates.

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements.

Security Valuation

Equity securities and securities of certain investment companies are valued at the last sale price on the principal exchange on which they trade, except for securities traded on the NASDAQ, which are valued at the NASDAQ official close price. Unlisted securities or listed securities for which there were no sales during the day are valued at the closing bid price on such exchanges or over-the-counter markets.

Debt securities generally are valued by pricing services approved by the Trust’s Board of Trustees, based upon market transactions for normal, institutional-size trading units of similar securities. The services may use various pricing techniques which take into account appropriate factors such as yield, quality, coupon rate, maturity, type of issue, trading characteristics and other data, as well as broker quotes. Debt securities for which quotations are readily available may also be valued based upon an over-the-counter or exchange bid quotation.

Short-term investments maturing in 60 days or less are valued at amortized cost, which approximates market value.

Foreign securities are generally valued at the last sale price on the foreign exchange or market on which they trade. If any foreign share prices are not readily available as a result of limited share activity, the securities are valued at the last sale price of the local shares in the principal market in which such securities are normally traded.

23

Columbia Value and Restructuring Fund

March 31, 2011

Generally, trading in foreign securities is substantially completed each day at various times prior to the close of the New York Stock Exchange (NYSE). The values of such securities used in computing the net asset value of the Fund’s shares are determined as of such times. Foreign currency exchange rates are generally determined at 4:00 p.m. Eastern (U.S.) time. Occasionally, events affecting the values of such foreign securities may occur between the times at which they are determined and the close of the customary trading session of the NYSE, which would not be reflected in the computation of the Fund’s net asset value. If events materially affecting the values of such foreign securities occur and it is determined that market quotations are not reliable, then these foreign securities will be valued at their fair value using procedures approved by the Board of Trustees.

Investments for which market quotations are not readily available, or that have quotations which management believes are not reliable, are valued at fair value as determined in good faith under consistently applied procedures established by and under the general supervision of the Board of Trustees. If a security is valued at fair value, such value is likely to be different from the last quoted market price for the security. The determination of fair value often requires significant judgment. To determine fair value, management may use assumptions including but not limited to future cash flows and estimated risk premiums. Multiple inputs from various sources may be used to determine value.

Foreign Currency Transactions and Translations

The values of all assets and liabilities quoted in foreign currencies are translated into U.S. dollars at that day’s exchange rates. Net realized and unrealized gains (losses) on foreign currency transactions and translations include gains (losses) arising from the fluctuation in exchange rates between trade and settlement dates on securities transactions, gains (losses) arising from the disposition of foreign currency and currency gains (losses) between the accrual and payment dates on dividends, interest income and foreign withholding taxes.

For financial statement purposes, the Fund does not distinguish that portion of gains (losses) on investments which is due to changes in foreign exchange rates from that which is due to changes in market prices of the investments. Such fluctuations are included with the net realized and unrealized gains (losses) on investments on the Statement of Operations.

Derivative Instruments

The Fund may use derivative instruments including options in order to meet its investment objectives. The Fund employs strategies in differing combinations to permit it to increase, decrease or change the level of exposure to market risk factors. The achievement of any strategy relating to derivatives depends on an analysis of various risk factors, and if the strategies for the use of derivatives do not work as intended, the Fund may not achieve its investment objectives.

In pursuit of its investment objectives, the Fund is exposed to the following market risks among others:

Equity Risk: Equity risk relates to change in value of equity securities such as common stocks due to general market conditions such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, or adverse investor sentiment. Equity securities generally have greater price volatility than fixed income securities.

The following notes provide more detailed information about the derivative type held by the Fund:

Options — The Fund had written covered call options to decrease the Fund’s exposure to equity risk and to increase return on instruments. Written covered call options become more valuable as the price of the underlying instruments depreciates relative to the strike price.

Writing put options tends to increase the Fund’s exposure to the underlying instrument. When the Fund writes a call or put option, an amount equal to the premium received is recorded as a liability and subsequently marked-to-market to reflect the current value of the option written. Premiums received from writing options which expire are treated as realized gains. Premiums received from writing options which are exercised or closed are added to the proceeds or offset against the amounts paid on the underlying security transaction to determine the realized gain or loss. The Fund, as a writer of an option, has no control over whether the underlying security may be sold (call) or purchased (put) and as a result bears the market risk of an unfavorable change in the price of the security underlying the written option. There is the risk that the Fund may not be able to enter into a closing transaction because of an illiquid market. The Fund identifies within its portfolio of investments cash or liquid portfolio securities equal to the amount of the written options contract commitment.

The Fund may also purchase put and call options. Purchasing call options tends to increase the Fund’s exposure to the underlying instrument. Purchasing put options tends to decrease the Fund’s exposure to the underlying instrument. The Fund may pay a

24

Columbia Value and Restructuring Fund

March 31, 2011

premium, which is included in the Fund’s Statement of Assets and Liabilities as an investment and subsequently marked-to-market to reflect the current value of the option. The risk associated with purchasing put and call options is limited to the premium paid. Premiums paid for purchasing options which expire are treated as realized losses. Premiums paid for purchasing options which are exercised are added to the amounts paid (call) or offset against the proceeds (put) on the underlying security to determine the realized gain or loss. If the Fund enters into a closing transaction, the Fund will realize a gain or loss, depending on whether the proceeds from the closing transaction are greater or less than the cost of the option.

During the year ended March 31, 2011, the Fund entered into 315,950 written options contracts.

Effects of Derivative Transactions in the Financial Statements

The following table is a summary of the value of the Fund’s derivative instruments as of March 31, 2011.

Fair Value of Derivative Instruments
Statement of Assets and Liabilities
Asset	Fair Value	Liability	Fair Value
Written Options	$—	Written Options	$2,780,000

The effect of derivative instruments on the Fund’s Statement of Operations for the year ended March 31, 2011:

	Amount of Realized Gain or (Loss) and Change in Unrealized Appreciation or (Depreciation) on Derivatives
	Risk Exposure	Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)
Written Options	Equity Risk	$(12,965,801)	$(1,294,266)

Repurchase Agreements

The Fund may engage in repurchase agreement transactions with institutions that the Investment Manager has determined are creditworthy. The Fund, through the custodian, receives delivery of the underlying securities collateralizing a repurchase agreement. The Investment Manager is responsible for determining that the collateral is at least equal, at all times, to the value of the repurchase obligation including interest. A repurchase agreement transaction involves certain risks in the event of default or insolvency of the counterparty. These risks include possible delays in or restrictions on the Fund’s ability to dispose of the underlying securities and a possible decline in the value of the underlying securities during the period while the Fund seeks to assert its rights.

Security Transactions

Security transactions are accounted for on the trade date. Cost is determined and gains (losses) are based upon the specific identification method for both financial statement and federal income tax purposes.

Income Recognition

Interest income is recorded on the accrual basis. Market premium and discount are amortized and accreted, respectively, on all debt securities, unless otherwise noted. Original issue discount is accreted to interest income over the life of the security with a corresponding increase in the cost basis, if any.

Corporate actions and dividend income are recorded net of any non-reclaimable tax withholdings, on the ex-dividend date or upon receipt of ex-dividend notification in the case of certain foreign securities.

The Fund receives information regarding the character of distributions received from real estate investment trusts (REITs) on an annual basis. Distributions received from REITs are allocated among dividend income, capital gain and return of capital based upon such information or based on the Investment Manager’s estimates if actual information has not yet been reported. The Investment Manager’s estimates are subsequently adjusted when the actual character of the distributions are disclosed by the REITs which could result in a proportionate increase in returns of capital to shareholders.

Awards from class action litigation are recorded as a reduction of cost if the Fund still owns the applicable securities on the payment date. If the Fund no longer owns the applicable securities, the proceeds are recorded as realized gains.

Expenses

General expenses of the Trust are allocated to the Fund and other series of the Trust based upon relative net assets or other expense allocation methodologies determined by the nature of the expense. Expenses directly attributable to a specific class of shares are charged to that share class. Expenses directly attributable to the Fund are charged to the Fund.

25

Columbia Value and Restructuring Fund

March 31, 2011

Determination of Class Net Asset Value

All income, expenses (other than class-specific expenses which are charged directly to a share class, as shown in the Statement of Operations) and realized and unrealized gains (losses) are allocated to each class of the Fund on a daily basis, based on the relative net assets of each class, for purposes of determining the net asset value of each class.

Federal Income Tax Status

The Fund intends to qualify each year as a regulated investment company under Subchapter M of the Internal Revenue Code, as amended, and will distribute substantially all of its taxable income, if any, for its tax year, and as such will not be subject to federal income taxes. In addition, the Fund intends to distribute in each calendar year substantially all of its net investment income, capital gains and certain other amounts, if any, such that the Fund should not be subject to federal excise tax. Therefore, no federal income or excise tax provision is recorded.

Distributions to Shareholders

Distributions from net investment income are declared and paid quarterly. Net realized capital gains, if any, are distributed at least annually. Income distributions and capital gain distributions are determined in accordance with federal income tax regulations which may differ from GAAP.

Indemnifications

Under the Trust’s organizational documents and, in some cases, by contract, its officers and directors are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, certain of the Fund’s contracts with its service providers contain general indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown since the amount of any future claims that may be made against the Fund cannot be determined and the Fund has no historical basis for predicting the likelihood of any such claims.

Note 3. Fees and Compensation Paid to Affiliates

Investment Management Fee

Under an Investment Management Services Agreement (IMSA), the Investment Manager determines which securities will be purchased, held or sold. The management fee is equal to a percentage of the Fund’s average daily net assets that declines from 0.60% to 0.43% as the Fund’s net assets increase.

Prior to the Closing, Columbia Management Advisors, LLC (Columbia), an indirect, wholly owned subsidiary of Bank of America Corporation (BOA), provided investment management services to the Fund under the same fee structure.

The effective management fee rate for the year ended March 31, 2011, was 0.60% of the Fund’s average daily net assets.

Administration Fee

Effective upon the Closing, the Investment Manager provides administration and accounting services to the Fund under an Administrative Services Agreement, including services previously performed under the Pricing and Bookkeeping Oversight and Services Agreement (the Services Agreement) as discussed in the Pricing and Bookkeeping Fees note below. The Fund pays an annual administration fee equal to 0.15% of the Fund’s average daily net assets less the fees payable by the Fund as described under the Pricing and Bookkeeping Fees note below. Prior to the Closing, Columbia provided administrative services to the Fund at the same fee rates.

Pricing and Bookkeeping Fees

Prior to the Closing, the Fund entered into a Financial Reporting Services Agreement (the Financial Reporting Services Agreement) with State Street Bank and Trust Company (State Street) and Columbia pursuant to which State Street provides financial reporting services to the Fund. The Fund also entered into an Accounting Services Agreement (collectively with the Financial Reporting Services Agreement, the State Street Agreements) with State Street and Columbia pursuant to which State Street provides accounting services to the Fund. Upon the Closing, Columbia assigned and delegated its rights and obligations under the State Street Agreements to the Investment Manager. Under the State Street Agreements, the Fund pays State Street an annual fee of $38,000 paid monthly plus an additional monthly fee based on an annualized percentage rate of average daily net assets of the Fund for the month. The aggregate fee will not exceed $140,000 per year (exclusive of out-of-pocket expenses and charges). The Fund also reimburses State Street for certain out-of-pocket expenses and charges.

Also prior to the Closing, the Fund entered into the Services Agreement with Columbia. Under the Services Agreement, Columbia provided services related to Fund expenses and the requirements of the Sarbanes-Oxley Act of 2002, and provided oversight of the accounting and financial reporting services provided by State Street. Under the Services Agreement, the Fund reimbursed Columbia for out-of-pocket expenses and charges, including fees

26

Columbia Value and Restructuring Fund

March 31, 2011

payable to third parties, such as for pricing the Fund’s portfolio securities, incurred by Columbia in the performance of services under the Services Agreement. The Services Agreement was terminated upon the Closing. These services are now provided under the Administrative Services Agreement discussed above.

Transfer Agent Fee

In connection with the Closing, RiverSource Service Corporation, a wholly owned subsidiary of Ameriprise Financial, provides transfer agency services to the Fund under a Transfer Agency Agreement and changed its name to Columbia Management Investment Services Corp. (the Transfer Agent). The Transfer Agent has contracted with Boston Financial Data Services (BFDS) to serve as sub-transfer agent.

The Transfer Agent receives monthly account-based service fees based on the number of open accounts and is reimbursed by the Fund for the fees and expenses the Transfer Agent pays to financial intermediaries that maintain omnibus accounts with the Fund that is a percentage of the average aggregate value of the Fund’s shares maintained in each such omnibus account (other than omnibus accounts for which American Enterprise Investment Services Inc. is the broker of record or accounts where the beneficial shareholder is a customer of Ameriprise Financial Services, Inc., which are paid a per account fee). The Transfer Agent pays the fees of BFDS for services as sub-transfer agent and, is not entitled to reimbursement for such fees from the Fund (with the exception of out-of-pocket fees). The Transfer Agent also receives compensation from fees for various shareholder services and reimbursements for certain out-of-pocket expenses. Class I shares do not pay any transfer agency fees.

Prior to the Closing, Columbia Management Services, Inc., an affiliate of Columbia and an indirect, wholly owned subsidiary of BOA, provided transfer agency services to the Fund and contracted with BFDS to serve as sub-transfer agent, under the same fee structure.

For the year ended March 31, 2011, the Fund’s effective transfer agent fee rate for each class, with the exception of Class I shares, as a percentage of each class’ average daily net assets was as follows:

Class A	Class C	Class R	Class W	Class Z
0.17%	0.17%	0.17%	0.16%	0.17%

An annual minimum account balance fee of $20 may apply to certain accounts with a value below the Fund’s initial minimum investment requirements to reduce the impact of small accounts on transfer agent fees. These minimum account balance fees are recorded as part of expense reductions on the Statement of Operations. For the year ended March 31, 2011, no minimum account balance fees were charged by the Fund.

Fee Waivers and Expense Reimbursements

The Investment Manager has voluntarily agreed to bear a portion of the Fund’s expenses so that the Fund’s ordinary operating expenses (excluding any brokerage commissions, interest, taxes and extraordinary expenses, but including custodian charges relating to overdrafts, if any), after giving effect to any balance credits from the Fund’s custodian, do not exceed the annual rates of 1.25%, 2.00%, 0.88%, 1.50%, 1.25% and 1.00% of the Fund’s average daily net assets attributable to Class A, Class C, Class I, Class R, Class W and Class Z shares, respectively. The Investment Manager, in its discretion, may revise or discontinue this arrangement at any time. Prior to May 1, 2010, Columbia voluntarily reimbursed a portion of the Fund’s expenses so that the Fund’s ordinary operating expenses (excluding any distribution and service fees, brokerage commissions, interest, taxes and extraordinary expenses, but including custodian charges relating to overdrafts, if any), after giving effect to any balance credits from the Fund’s custodian, did not exceed 1.00% of the Fund’s average daily net assets on an annualized basis.

Underwriting Discounts, Service and Distribution Fees

In connection with the Closing, RiverSource Fund Distributors, Inc., an indirect wholly owned subsidiary of Ameriprise Financial, provides distribution and shareholder services to the Fund and changed its name to Columbia Management Investment Distributors, Inc. (the Distributor). Pursuant to Rule 12b-1 under the 1940 Act, the Board of Trustees has approved, and the Fund has adopted, distribution and shareholder service plans (the Plans) which set the distribution and service fees for the Fund. These fees are calculated daily and are intended to compensate the Distributor and/or eligible selling and/or servicing agents for selling shares of the Fund and providing services to investors.

The Plans require the payment of a monthly service fee to the Distributor at the maximum annual rate of 0.25% of the average daily net assets attributable to Class A, Class C and Class W shares of the Fund. The Plans also require the payment of a monthly distribution fee to the Distributor at the maximum annual rates of 0.75% of the average daily net assets attributable to Class C shares, 0.50% of the average daily net assets attributable to Class R shares and 0.25% of the average daily net assets attributable to Class W shares.

27

Columbia Value and Restructuring Fund

March 31, 2011

The Fund may pay a distribution fee of up to 0.25% of the Fund’s average daily net assets attributable to Class W shares and a service fee of up to 0.25% of the Fund’s average daily net assets attributable to Class W shares, provided, however, that the aggregate fee shall not exceed 0.25% of the Fund’s average daily net assets attributable to Class W shares.

Prior to the Closing, Columbia Management Distributors, Inc., an affiliate of Columbia and an indirect, wholly owned subsidiary of BOA, was the principal underwriter of the Fund’s shares. There were no changes to the underwriting discount structure of the Fund or the service or distribution fee rates paid by the Fund as a result of the Transaction.

Sales Charges

Sales charges, including front-end and CDSCs, received by the Distributor for distributing Fund shares were $21,306 for Class A and $15,522 for Class C shares for the year ended March 31, 2011.

Fees Paid to Officers and Trustees

In connection with the Closing, all officers of the Fund are employees of the Investment Manager or its affiliates and, with the exception of the Fund’s Chief Compliance Officer, receive no compensation from the Fund. The Board of Trustees has appointed a Chief Compliance Officer to the Fund in accordance with federal securities regulations. The Fund, along with other affiliated funds, pays its pro-rata share of the expenses associated with the Chief Compliance Officer. The Fund’s expenses for the Chief Compliance Officer will not exceed $15,000 per year. Prior to the Closing, all officers of the Fund were employees of Columbia or its affiliates and the Fund paid its pro-rata share of the expenses for the Chief Compliance Officer under the same fee structure.

Trustees are compensated for their services to the Fund, as set forth on the Statement of Operations. The Trust’s eligible Trustees may participate in a deferred compensation plan which may be terminated at any time. Obligations of the plan will be paid solely out of the Fund’s assets.

Other Related Party Transactions

Prior to the Closing, the Fund used one or more brokers that were affiliates of BOA in connection with the purchase and sale of their securities. Total brokerage commissions paid to affiliated brokers for the period prior to the Closing were $15,000.

Note 4. Custody Credits

The Fund has an agreement with its custodian bank under which custody fees may be reduced by balance credits. These credits are recorded as part of expense reductions on the Statement of Operations. The Fund could have invested a portion of the assets utilized in connection with the expense offset arrangement in an income-producing asset if it had not entered into such an agreement.

For the year ended March 31, 2011, these custody credits reduced total expenses by $60 for the Fund.

Note 5. Portfolio Information

The cost of purchases and proceeds from sales of securities, excluding short-term obligations, aggregated $784,150,924 and $2,023,538,485, respectively, for the year ended March 31, 2011.

Note 6. Regulatory Settlements

During the year ended March 31, 2010, the Fund received payments totaling $11,049 resulting from certain regulatory settlements with third parties in which the Fund had participated. The payments have been included in “Increase from regulatory settlements” in the Statement of Changes in Net Assets.

Note 7. Shareholder Concentration

As of March 31, 2011, three shareholder accounts owned 54.9% of the outstanding shares of the Fund. Purchase and redemption activity of these accounts may have a significant effect on the operations of the Fund.

Note 8. Line of Credit

Prior to March 28, 2011, the Fund and other affiliated funds participated in a $280,000,000 committed, unsecured revolving line of credit provided by State Street. Effective March 28, 2011, the commitment was reduced to $225,000,000. The maximum amount that may be borrowed by any fund is limited to the lesser of $200,000,000 and the Fund’s borrowing limit set forth in the Fund’s registration statement. Borrowings are available for short-term liquidity or temporary or emergency purposes.

Effective October 14, 2010, interest is charged to each participating fund based on the fund’s borrowings at a rate per annum equal to the greater of the Federal Funds Rate plus 1.25% or the overnight LIBOR Rate plus 1.25%. In addition, a commitment fee of 0.125% per annum is accrued and apportioned among the participating funds pro rata based on their relative net assets.

For the year ended March 31, 2011, the average daily loan balance outstanding on days where borrowing existed was $8,415,854 at a weighted average interest rate of 1.493%.

28

Columbia Value and Restructuring Fund

March 31, 2011

Note 9. Federal Tax Information

The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. Reclassifications are made to the Fund’s capital accounts for permanent tax differences to reflect income and gains available for distribution (or available capital loss carryforwards) under income tax regulations.

For the year ended March 31, 2011, permanent book and tax basis differences resulting primarily from differing treatments for foreign currency transactions, were identified and reclassified among the components of the Fund’s net assets as follows:

Undistributed Net Investment Income	Accumulated Net Realized Loss	Paid-In Capital
$(167,353)	$167,353	$—

Net investment income and net realized gains (losses), as disclosed on the Statement of Operations, and net assets were not affected by this reclassification.

The tax character of distributions paid during the years ended March 31, 2011 and March 31, 2010 was as follows:

	March 31, 2011	March 31, 2010
Distributions paid from:
Ordinary Income*	$91,391,224	$77,045,408

*	For tax purposes short-term capital gain distributions, if any, are considered ordinary income distributions.

As of March 31, 2011, the components of distributable earnings on a tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Net Unrealized Appreciation*
$184,063	$—	$2,626,491,850

*	The differences between book-basis and tax-basis net unrealized depreciation are primarily due to deferral of losses from wash sales.

Unrealized appreciation and depreciation at March 31, 2011, based on cost of investments for federal income tax purposes were:

Unrealized appreciation	$2,759,340,476
Unrealized depreciation	(132,848,626)

Net unrealized appreciation	$2,626,491,850

The following capital loss carryforwards may be available to reduce taxable income arising from future net realized gains on investments, if any, to the extent permitted by the Internal Revenue Code:

Year of Expiration	Capital Loss Carryforwards
2017	$288,296,116
2018	1,055,676,289

Total	$1,343,972,405

Capital loss carryforwards of $290,711,751 were utilized during the year ended March 31, 2011. Any capital loss carryforwards acquired as part of a merger that are permanently lost due to provisions under the Internal Revenue Code are included as being expired.

Management of the Fund has concluded that there are no significant uncertain tax positions that would require recognition in the financial statements. However, management’s conclusion may be subject to review and adjustment at a later date based on factors including, but not limited to, new tax laws, regulations, and administrative interpretations (including relevant court decisions). The Fund’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.

Note 10. Subsequent Events

The Investment Manager has evaluated the events and transactions that have occurred through the date the financial statements were issued. Other than as noted below, there were no items requiring adjustment of the financial statements or additional disclosure.

Effective May 16, 2011, the line of credit commitment with State Street was reduced to $150,000,000, and the maximum amount that may be borrowed by any fund was limited to the lesser of $120,000,000 and the Fund’s borrowing limit set forth in the Fund’s registration statement.

Note 11. Information Regarding Pending and Settled Legal Proceedings

In June 2004, an action captioned John E. Gallus et al. v. American Express Financial Corp. and American Express Financial Advisors Inc. was filed in the United States District Court for the District of Arizona. The plaintiffs allege that they are investors in several American Express Company (now known as RiverSource) mutual funds and they purport to bring the action derivatively on behalf of those funds under the Investment Company Act of 1940. The plaintiffs allege that fees allegedly paid to the defendants by the

29

Columbia Value and Restructuring Fund

March 31, 2011

funds for investment advisory and administrative services are excessive. The plaintiffs seek remedies including restitution and rescission of investment advisory and distribution agreements. The plaintiffs voluntarily agreed to transfer this case to the United States District Court for the District of Minnesota (the District Court). In response to defendants’ motion to dismiss the complaint, the District Court dismissed one of plaintiffs’ four claims and granted plaintiffs limited discovery. Defendants moved for summary judgment in April 2007. Summary judgment was granted in the defendants’ favor on July 9, 2007. The plaintiffs filed a notice of appeal with the Eighth Circuit Court of Appeals (the Eighth Circuit) on August 8, 2007. On April 8, 2009, the Eighth Circuit reversed summary judgment and remanded to the District Court for further proceedings. On August 6, 2009, defendants filed a writ of certiorari with the U.S. Supreme Court (the Supreme Court), asking the Supreme Court to stay the District Court proceedings while the Supreme Court considers and rules in a case captioned Jones v. Harris Associates, which involves issues of law similar to those presented in the Gallus case. On March 30, 2010, the Supreme Court issued its ruling in Jones v. Harris Associates, and on April 5, 2010, the Supreme Court vacated the Eighth Circuit’s decision in the Gallus case and remanded the case to the Eighth Circuit for further consideration in light of the Supreme Court’s decision in Jones v. Harris Associates. On June 4, 2010, the Eighth Circuit remanded the Gallus case to the District Court for further consideration in light of the Supreme Court’s decision in Jones v. Harris Associates. On December 9, 2010, the District Court reinstated its July 9, 2007 summary judgment order in favor of the defendants. On January 10, 2011, plaintiffs filed a notice of appeal with the Eighth Circuit.

In December 2005, without admitting or denying the allegations, American Express Financial Corporation (AEFC, which is now known as Ameriprise Financial, Inc. (Ameriprise Financial)), entered into settlement agreements with the Securities and Exchange Commission (SEC) and Minnesota Department of Commerce (MDOC) related to market timing activities. As a result, AEFC was censured and ordered to cease and desist from committing or causing any violations of certain provisions of the Investment Advisers Act of 1940, the Investment Company Act of 1940, and various Minnesota laws. AEFC agreed to pay disgorgement of $10 million and civil money penalties of $7 million. AEFC also agreed to retain an independent distribution consultant to assist in developing a plan for distribution of all disgorgement and civil penalties ordered by the SEC in accordance with various undertakings detailed at http://www.sec.gov/litigation/admin/ia-2451.pdf. Ameriprise Financial and its affiliates have cooperated with the SEC and the MDOC in these legal proceedings, and have made regular reports to the funds’ Boards of Directors/Trustees.

Ameriprise Financial and certain of its affiliates have historically been involved in a number of legal, arbitration and regulatory proceedings, including routine litigation, class actions, and governmental actions, concerning matters arising in connection with the conduct of their business activities. Ameriprise Financial believes that the Funds are not currently the subject of, and that neither Ameriprise Financial nor any of its affiliates are the subject of, any pending legal, arbitration or regulatory proceedings that are likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds. Ameriprise Financial is required to make 10-Q, 10-K and, as necessary, 8-K filings with the Securities and Exchange Commission on legal and regulatory matters that relate to Ameriprise Financial and its affiliates. Copies of these filings may be obtained by accessing the SEC website at www.sec.gov.

There can be no assurance that these matters, or the adverse publicity associated with them, will not result in increased fund redemptions, reduced sale of fund shares or other adverse consequences to the Funds. Further, although we believe proceedings are not likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds, these proceedings are subject to uncertainties and, as such, we are unable to estimate the possible loss or range of loss that may result. An adverse outcome in one or more of these proceedings could result in adverse judgments, settlements, fines, penalties or other relief that could have a material adverse effect on the consolidated financial condition or results of operations of Ameriprise Financial.

30

Report of Independent Registered Public Accounting Firm

To the Trustees of Columbia Funds Series Trust I and the Shareholders of Columbia Value and Restructuring Fund

In our opinion, the accompanying statement of assets and liabilities, including the investment portfolio, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Columbia Value and Restructuring Fund (the “Fund”) (a series of Columbia Funds Series Trust I) at March 31, 2011, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at March 31, 2011 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Boston, Massachusetts

May 20, 2011

31

Federal Income Tax Information (Unaudited) – Columbia Value and Restructuring Fund

100.00% of the ordinary income distributed by the Fund for the fiscal year ended March 31, 2011, qualifies for the corporate dividends received deduction.

For non-corporate shareholders 100.00%, or the maximum amount allowable under the Jobs and Growth Tax Relief Reconciliation Act of 2003, of ordinary income distributed by the Fund for the fiscal year ended March 31, 2011 may represent qualified dividend income.

The Fund will notify shareholders in January 2012 of amounts for use in preparing 2011 income tax returns.

32

Fund Governance

The Trustees serve terms of indefinite duration. The names, addresses and birth years of the Trustees and Officers of the Funds in Columbia Funds Series Trust I, the year each was first elected or appointed to office, their principal business occupations during at least the last five years, the number of Funds overseen by each Trustee and other directorships they hold are shown below, as of May 2, 2011. Each officer listed below serves as an officer of each Fund in Columbia Funds Series Trust I.

Independent Trustees

Name, Address and Year of Birth, Position with Funds, Year First Elected or Appointed to Office	Principal Occupation(s) During Past Five Years, Number of Funds in Columbia Funds Complex Overseen by Trustee, Other Directorships Held

David M. Moffett (born 1952)
c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Boston, MA 02110 Trustee (since 2011)	Retired. Chief Executive Officer, Federal Home Loan Mortgage Corporation, from 2008 to 2009; Senior Adviser, Global Financial Services Group, Carlyle Group, Inc., from 2007 to 2008; Vice Chairman and Chief Financial Officer, U.S. Bancorp, from 1993 to 2007. Oversees 46; CIT Group Inc. (commercial and consumer finance), eBay Inc. (online trading community), MBIA Corp (financial service provider), E.W. Scripps Co. (print and television media), Building Materials Holding Corp. (building materials and construction services), and University of Oklahoma Foundation.

John D. Collins (born 1938)
c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Boston, MA 02110 Trustee (since 2005)

Retired. Consultant, KPMG, LLP (accounting and tax firm) from July 1999 to June 2000; Partner, KPMG, LLP from March 1962 to June 1999. Oversees 46; Mrs. Fields

Original Cookies, Inc. (consumer products); Suburban Propane Partners, L.P.; and Montpelier Re (insurance underwriting firm)

Rodman L. Drake (born 1943)
c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Boston, MA 02110 Trustee (since 1994) and Chairman of the Board (since 2009)	Independent consultant since 2010; Co-Founder of Baringo Capital LLC (private equity) from 1997 to 2008; CEO of Crystal River Capital, Inc. (real estate investment trust) from 2003 to 2010; Oversees 46; Jackson Hewitt Tax Service Inc. (tax preparation services); Celgene Corporation (global biotechnology company); Student Loan Corporation (student loan provider); Crystal River Capital, Inc. from 2005 to 2010; Parsons Brinckerhoff from 1995 to 2008; the Helios Funds (closed-end funds); and Apex Silver Mines Ltd. from 2007 to 2009

Douglas A. Hacker (born 1955)
c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Boston, MA 02110 Trustee (since 1996)	Independent business executive since May 2006; Executive Vice President–Strategy of United Airlines (airline) from December 2002 to May 2006; President of UAL Loyalty Services (airline marketing company) from September 2001 to December 2002; Executive Vice President and Chief Financial Officer of United Airlines from July 1999 to September 2001. Oversees 46; Nash Finch Company (food distributor); Aircastle Limited (aircraft leasing); and SeaCube Container Leasing Ltd (container leasing)

Janet Langford Kelly (born 1957)
c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Boston, MA 02110 Trustee (since 1996)	Senior Vice President, General Counsel and Corporate Secretary, ConocoPhillips (integrated energy company) since September 2007; Deputy General Counsel–Corporate Legal Services, ConocoPhillips from August 2006 to August 2007; Partner, Zelle, Hofmann, Voelbel, Mason & Gette LLP (law firm) from March 2005 to July 2006; Adjunct Professor of Law, Northwestern University, from September 2004 to June 2006; Director, UAL Corporation (airline) from February 2006 to July 2006; Oversees 46; None

33

Fund Governance (continued)

Independent Trustees (continued)

Name, Address and Year of Birth, Position with Funds, Year First Elected or Appointed to Office	Principal Occupation(s) During Past Five Years, Number of Funds in Columbia Funds Complex Overseen by Trustee, Other Directorships Held

William E. Mayer (born 1940)
c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Boston, MA 02110 Trustee (since 1994)	Partner, Park Avenue Equity Partners (private equity) since February 1999; Dean and Professor, College of Business and Management, University of Maryland from 1992 to 1996. Oversees 46; DynaVox Inc. (software developer); Lee Enterprises (print media), WR Hambrecht + Co. (financial service provider); BlackRock Kelso Capital Corporation (investment company)

Charles R. Nelson (born 1942)
c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Boston, MA 02110 Trustee (since 1981)	Professor of Economics, University of Washington, since January 1976; Ford and Louisa Van Voorhis Professor of Political Economy, University of Washington, since September 1993; Adjunct Professor of Statistics, University of Washington, since September 1980; Associate Editor, Journal of Money Credit and Banking, 1993-2008; Consultant on econometric and statistical matters. Oversees 46; None

John J. Neuhauser (born 1943)
c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Boston, MA 02110 Trustee (since 1984)	President, Saint Michael’s College, since August 2007; Director or Trustee of several non-profit organization, including Fletcher Allen Health Care, Inc.; University Professor, Boston College from November 2005 to August 2007; Academic Vice President and Dean of Faculties, Boston College from August 1999 to October 2005. Oversees 46; Liberty All-Star Equity Fund and Liberty All-Star Growth Fund, Inc. (closed-end funds)

Jonathan Piel (born 1938)
c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Boston, MA 02110 Trustee (since 1994)	Cable television producer and website designer; The Editor, Scientific American from 1984 to 1994; Vice President, Scientific American, Inc., from 1984 to 1994; Member, Advisory Board, Stone Age Institute, Bloomington, Indiana (research institute that explores the effect of technology on human evolution); Member, Board of Directors of the National Institute of Social Sciences, New York City; Member, Board of Trustees of the William Alanson White Institute, New York City (institution for training psychoanalysts); and Member, Advisory Board, Mount Sinai Children’s Environmental Health Center, New York. Oversees 46; None

Patrick J. Simpson (born 1944)
c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Boston, MA 02110 Trustee (since 2000)	Partner, Perkins Coie LLP (law firm). Oversees 46; None

Anne-Lee Verville (born 1945)
c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Boston, MA 02110 Trustee (since 1998)	Retired since 1997 (formerly General Manager–Global Education Industry from 1994 to 1997, President–Application Systems Division from 1991 to 1994, Chief Financial Officer–US Marketing & Services from 1988 to 1991, and Chief Information Officer from 1987 to 1988, IBM Corporation (computer and technology)). Oversees 46; Enesco Group, Inc. (producer of giftware and home and garden decor products) from 2001 to 2006

34

Fund Governance (continued)

Interested Trustee

Name, Address and Year of Birth, Position with Funds, Year First Elected or Appointed to Office	Principal Occupation(s) During Past Five Years, Number of Funds in Columbia Funds Complex Overseen by Trustee, Other Directorships Held

Michael A. Jones (born 1959)
c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Boston, MA 02110 Trustee (since 2011) Senior Vice President (since 2010)	President and Director, Columbia Management Investment Advisers, LLC since May 2010; President and Director, Columbia Management Investment Distributors, Inc. since May 2010; Manager, Chairman, Chief Executive Officer and President, Columbia Management Advisors, LLC from 2007 to April 2010; Chief Executive Officer, President and Director, Columbia Management Distributors, Inc. from November 2006 to April 2010; previously, co-president and senior managing director at Robeco Investment Management. Oversees 46; None

The Statement of Additional Information includes additional information about the Trustees of the Funds and is available, without charge, upon request by calling 1-800-345-6611.

35

Fund Governance (continued)

Officers

Name, Year of Birth and Address	Principal Occupation(s) During the Past Five Years

J. Kevin Connaughton (born 1964)
225 Franklin Street Boston, MA 02110 President (since 2009)	Senior Vice President and General Manager–Mutual Fund Products, Columbia Management Investment Advisers, LLC since May 2010; President, Columbia Funds, since 2009, and RiverSource Funds, since May 2010 (previously Senior Vice President and Chief Financial Officer, Columbia Funds, from June 2008 to January 2009, Treasurer, Columbia Funds, from October 2003 to May 2008, and senior officer of various other affiliated funds since 2000); Managing Director, Columbia Management Advisors, LLC from December 2004 to April 2010.

Michael G. Clarke (born 1969)
225 Franklin Street Boston, MA 02110 Treasurer (since 2011) and Chief Financial Officer (since 2009)	Vice President, Columbia Management Investment Advisers, LLC since May 2010; Managing Director of Fund Administration, Columbia Management Advisors, LLC, from September 2004 to April 2010; senior officer of Columbia Funds and affiliated funds since 2002.

Scott R. Plummer (born 1959)
5228 Ameriprise Financial Center Minneapolis, MN 55474 Senior Vice President, Secretary and Chief Legal Officer (since 2010)	Chief Legal Officer and Assistant Secretary, Columbia Management Investment Advisers, LLC since June 2005; Vice President and Lead Chief Counsel–Asset Management, Ameriprise Financial, Inc. since May 2010 (previously Vice President and Chief Counsel–Asset Management, from 2005 to April 2010, and Vice President–Asset Management Compliance from 2004 to 2005); Vice President, Chief Counsel and Assistant Secretary, Columbia Management Investment Distributors, Inc. since 2008; Vice President, General Counsel and Secretary, Ameriprise Certificate Company since 2005; Chief Counsel, RiverSource Distributors, Inc. since 2006; Vice President, General Counsel and Secretary, RiverSource Funds, since December 2006; Senior Vice President, Secretary and Chief Legal Officer, Columbia Funds, since May 2010.

Linda J. Wondrack (born 1964)
225 Franklin Street Boston, MA 02110 Senior Vice President and Chief Compliance Officer (since 2007)	Vice President and Chief Compliance Officer, Columbia Management Investment Advisers, LLC since May 2010; Chief Compliance Officer, Columbia Funds, since 2007, and RiverSource Funds, since May 2010; Director (Columbia Management Group, LLC and Investment Product Group Compliance), Bank of America, from June 2005 to April 2010; Director of Corporate Compliance and Conflicts Officer of MFS Investment Management (investment management) from August 2004 to May 2005.

William F. Truscott (born 1960)
53600 Ameriprise Financial Center Minneapolis, MN 55474 Senior Vice President (since 2010)	Chairman of the Board, Columbia Management Investment Advisers, LLC since May 2010 (previously President, Chairman of the Board and Chief Investment Officer, from 2001 to April 2010); Chief Executive Officer, U.S. Asset Management & President, Annuities, Ameriprise Financial, Inc. since May 2010 (previously President–U.S. Asset Management and Chief Investment Officer from 2005 to April 2010, and Senior Vice President–Chief Investment Officer, from 2001 to 2005); Director, President and Chief Executive Officer, Ameriprise Certificate Company since 2006; Director, Columbia Management Investment Distributors, Inc. since May 2010 (previously Chairman of the Board and Chief Executive Officer from 2008 to April 2010); Chairman of the Board and Chief Executive Officer, RiverSource Distributors, Inc. since 2006.

36

Fund Governance (continued)

Officers (continued)

Name, Year of Birth and Address	Principal Occupation(s) During the Past Five Years

Colin Moore (born 1958)
225 Franklin Street Boston, MA 02110 Senior Vice President (since 2010)	Director and Chief Investment Officer, Columbia Management Investment Advisers, LLC since May 2010; Manager, Managing Director and Chief Investment Officer of Columbia Management Advisors, LLC from 2007 to April 2010; Head of Equities, Columbia Management Advisors, LLC from 2002 to 2007.

Amy Johnson (born 1965)
5228 Ameriprise Financial Center Minneapolis, MN 55474 Vice President (since 2010)	Senior Vice President and Chief Operating Officer, Columbia Management Investment Advisers, LLC since May 2010 (previously Chief Administrative Officer, from 2009 until April 2010, Vice President–Asset Management and Trust Company Services, from 2006 to 2009, and Vice President–Operations and Compliance from 2004 to 2006).

Joseph F. DiMaria (born 1968)
225 Franklin Street Boston, MA 02110 Vice President (since 2011) and Chief Accounting Officer (since 2008)	Vice President, Mutual Fund Administration, Columbia Management Investment Advisers, LLC, since May 2010; Director of Fund Administration, Columbia Management Advisors, LLC from January 2006 to April 2010; Head of Tax/Compliance and Assistant Treasurer, Columbia Management Advisors, LLC, from November 2004 to December 2005.

Stephen T. Welsh (born 1957)
225 Franklin Street Boston, MA 02110 Vice President (since 2006)	President and Director, Columbia Management Investment Services Corp. since May 2010; President and Director, Columbia Management Services, Inc. from July 2004 to April 2010; Managing Director, Columbia Management Distributors, Inc. from August 2007 to April 2010.

Paul D. Pearson (born 1956)
5228 Ameriprise Financial Center Minneapolis, MN 55474 Vice President and Assistant Treasurer (since 2011)	Vice President, Investment Accounting, Columbia Management Investment Advisers, LLC, since May 2010; Vice President, Managed Assets, Investment Accounting, Ameriprise Financial Corporation.

Paul B. Goucher (born 1968)
5228 Ameriprise Financial Center Minneapolis, MN 55474 Vice President and Assistant Treasurer (since 2010)	Vice President and Chief Counsel of Ameriprise Financial since January 2010 (formerly Vice President and Group Counsel from November 2008 to January 2010); Director, Managing Director and General Counsel of J. & W. Seligman & Co. Incorporated (Seligman) from July 2008 to November 2008 and Managing Director and Associate General Counsel of Seligman from January 2005 to July 2008.

Christopher O. Petersen (born 1970)
5228 Ameriprise Financial Center Minneapolis, MN 55474 Vice President and Assistant Treasurer (since 2010)	Vice President and Chief Counsel, Ameriprise Financial since January 2010 (formerly Vice President and Group Counsel or Counsel from April 2004 to January 2010); Assistant Secretary of RiverSource Funds since January 2007.

Michael E. DeFao (born 1968)
5228 Ameriprise Financial Center Minneapolis, MN 55474 Vice President and Assistant Treasurer (since 2011)	Vice President and Chief Counsel, Ameriprise Financial since May 2010; Associate General Counsel Bank of America from June 2005 to April 2010.

37

Shareholder Meeting Results

At a Joint Special Meeting of Shareholders held on February 15, 2011, shareholders of the Fund considered a proposal to approve a proposed amendment to the Investment Management Services Agreement with Columbia Management Investment Advisers, LLC. The proposal was approved as follows:

Votes For	Votes Against	Abstentions	Broker Non-Votes
3,045,050,680	169,825,850	63,177,181	0

38

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40

Important Information About This Report

The fund mails one shareholder report to each shareholder address. If you would like more than one report, please call shareholder services at 1-800-345-6611 and additional reports will be sent to you. This report has been prepared for shareholders of Columbia Value and Restructuring Fund.

A description of the policies and procedures that the fund uses to determine how to vote proxies and a copy of the fund’s voting records are available (i) at www.columbiamanagement.com, (ii) on the Securities and Exchange Commission’s website at www.sec.gov, and (iii) without charge, upon request, by calling 1-800-368-0346. Information regarding how the fund voted proxies relating to portfolio securities during the 12-month period ended June 30 is available from the SEC’s website. Information regarding how the fund voted proxies relating to portfolio securities is also available from the fund’s website, www.columbiamanagement.com.

The fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The fund’s Form N-Q is available on the SEC’s website at www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling
1-800-SEC-0330.

Transfer Agent

Columbia Management Investment Services Corp.

P.O. Box 8081

Boston, MA 02266-8081

1-800-345-6611

Distributor

Columbia Management Investment

Distributors, Inc.

225 Franklin Street

Boston, MA 02110

Investment Manager

Columbia Management Investment Advisers, LLC

225 Franklin Street

Boston, MA 02110

41

Columbia Value and Restructuring Fund

P.O. Box 8081

Boston, MA 02266-8081

columbiamanagement.com

This information is for use with concurrent or prior delivery of a fund prospectus. Investors should consider the investment objectives, risks, charges and expenses of a mutual fund carefully before investing. For a free prospectus, which contains this and other important information about the funds, visit columbiamanagement.com. Read the prospectus carefully before investing. The Fund is distributed by Columbia Management Investment Distributors, Inc., member FINRA, and managed by Columbia Management Investment Advisers, LLC.

©2011 Columbia Management Investment Advisers, LLC. All rights reserved.

C-1201 A (05/11)

Item 2. Code of Ethics.

(a)	The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

(b)	During the period covered by this report, there were not any amendments to a provision of the code of ethics adopted in 2(a) above.

(c)	During the period covered by this report, there were no waivers, including any implicit waivers, from a provision of the code of ethics described in 2(a) above that relates to one or more of the items set forth in paragraph (b) of this item’s instructions.

Item 3. Audit Committee Financial Expert.

The registrant’s Board of Trustees has determined that John D. Collins, Douglas A. Hacker, Charles R. Nelson and Anne-Lee Verville, each of whom are members of the registrant’s Board of Trustees and Audit Committee, each qualify as an audit committee financial expert. Mr. Collins, Mr. Hacker, Mr. Nelson and Ms. Verville are each independent trustees, as defined in paragraph (a)(2) of this item’s instructions.

Item 4. Principal Accountant Fees and Services.

Fee information below is disclosed for the twelve series of the registrant whose report to stockholders are included in this annual filing. Fee information for fiscal year ended March 31, 2011 also includes fees for two series that merged into the registrant during the period.

(a) Audit Fees. Aggregate Audit Fees billed by the principal accountant for professional services rendered during the fiscal years ended March 31, 2011 and March 31, 2010 are approximately as follows:

2011	2010
$335,000	$471,100

Audit Fees include amounts related to the audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years. Fiscal years 2011 and 2010 also include audit fees for the review and provision of consent in connection with filing Form N-1A for new share classes.

(b) Audit-Related Fees. Aggregate Audit-Related Fees billed to the registrant by the principal accountant for professional services rendered during the fiscal years ended March 31, 2011 and March 31, 2010 are approximately as follows:

2011	2010
$97,300	$73,600

Audit-Related Fees include amounts for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported in Audit Fees above. In both fiscal years 2011 and 2010, Audit-Related Fees consist of agreed-upon procedures performed for semi-annual shareholder reports. Fiscal year 2011 also includes Audit-Related Fees for agreed- upon procedures related to fund mergers.

During the fiscal years ended March 31, 2011 and March 31, 2010, there were no Audit-Related Fees billed by the registrant’s principal accountant to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for an engagement that related directly to the operations and financial reporting of the registrant.

(c) Tax Fees. Aggregate Tax Fees billed by the principal accountant to the registrant for professional services rendered during the fiscal years ended March 31, 2011 and March 31, 2010 are approximately as follows:

2011	2010
$90,100	$71,200

Tax Fees include amounts for the review of annual tax returns, the review of required shareholder distribution calculations and typically include amounts for professional services by the principal accountant for tax compliance, tax advice and tax planning. In fiscal year 2011, Tax Fees also include agreed-upon procedures related to fund mergers and the review of final tax returns. In fiscal year 2010, Tax Fees also include fees for foreign tax filings.

During the fiscal years ended March 31, 2011 and March 31, 2010, there were no Tax Fees billed by the registrant’s principal accountant to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for an engagement that related directly to the operations and financial reporting of the registrant.

(d) All Other Fees. Aggregate All Other Fees billed by the principal accountant to the registrant for professional services rendered during the fiscal years ended March 31, 2011 and March 31, 2010 are approximately as follows:

2011	2010
$0	$0

All Other Fees include amounts for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) above.

Aggregate All Other Fees billed by the registrant’s principal accountant to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for an engagement that related directly to the operations and financial reporting of the registrant during the fiscal years ended March 31, 2011 and March 31, 2010 are approximately as follows:

2011	2010
$495,300	$1,499,400

In both fiscal years 2011 and 2010, All Other Fees consist of fees billed for internal control examinations of the registrant’s transfer agent and investment advisor. Fiscal year 2010 also includes fees for agreed upon procedures related to the sale of the long-term asset management business and fees related to the review of revenue modeling schedules.

(e)(1) Audit Committee Pre-Approval Policies and Procedures

The registrant’s Audit Committee is required to pre-approve the engagement of the registrant’s independent accountants to provide audit and non-audit services to the registrant and non-audit services to its investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) or any entity controlling, controlled by or under common control with such investment adviser that provides ongoing services to the registrant (“Adviser Affiliates”), if the engagement relates directly to the operations and financial reporting of the registrant.

The Audit Committee has adopted a Policy for Engagement of Independent Accountants for Audit and Non-Audit Services (“Policy”). The Policy sets forth the understanding of the Audit Committee regarding the engagement of the registrant’s independent accountants to provide (i) audit and permissible audit-related, tax and other services to the registrant (collectively “Fund Services”); (ii) non-audit services to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) and Adviser Affiliates, if the engagement relates directly to the operations or financial reporting of a Fund (collectively “Fund-related Adviser Services”); and (iii) certain other audit and non-audit services to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) and Adviser Affiliates. Unless a type of service receives general pre-approval under the Policy, it requires specific pre-approval by the Audit Committee if it is to be provided by the independent accountants. Pre-approval of non-audit services to the registrant, the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) and Adviser Affiliates may be waived provided that the “de minimis” requirements set forth under paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X are met.

Under the Policy, the Audit Committee may delegate pre-approval authority to any pre-designated member or members who are Independent Trustees/Directors. The member(s) to whom such authority is delegated must report, for informational purposes only, any pre-approval decisions to the Audit Committee at its next regular meeting. The Audit Committee’s responsibilities with respect to the pre-approval of services performed by the independent accountants may not be delegated to management.

The Policy requires the Fund Treasurer and/or Director of Board Administration to submit to the Audit Committee, on an annual basis, a schedule of the types of services that are subject to general pre-approval. The schedule(s) provide a description of each type of service that is subject to general pre-approval and, where possible, will provide estimated fee caps for each instance of providing each service. The Audit Committees will review and approve the types of services and review the projected fees for the next fiscal year and may add to, or subtract from, the list of general pre-approved services from time to time based on subsequent determinations. That approval acknowledges that the Audit Committee is in agreement with the specific types of services that the independent accountants will be permitted to perform.

The Fund Treasurer and/or Director of Board Administration shall report to the Audit Committee at each of its regular meetings regarding all Fund Services or Fund-related Adviser Services initiated since the last such report was rendered, including a general description of the services, actual billed and projected fees, and the means by which such Fund Services or Fund-related Adviser Services were pre-approved by the Audit Committee.

*****

(e)(2) The percentage of services described in paragraphs (b) through (d) of this Item approved pursuant to the “de minimis” exception under paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X during both fiscal years ended March 31, 2011 and March 31, 2010 was zero.

(f) Not applicable.

(g) The aggregate non-audit fees billed by the registrant’s accountant for services rendered to the registrant, and rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for the fiscal years ended March 31, 2011 and March 31, 2010 are approximately as follows:

2011	2010
$682,700	$1,644,200

(h) The registrant’s Audit Committee of the Board of Directors has considered whether the provision of non-audit services that were rendered to the registrant’s adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, is compatible with maintaining the principal accountant’s independence.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Investments

(a)	The registrant’s “Schedule I – Investments in securities of unaffiliated issuers” (as set forth in 17 CFR 210.12-12) is included in Item 1 of this Form N-CSR.

(b)	Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

There were no material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of directors.

Item 11. Controls and Procedures.

(a)	The registrant’s principal executive officer and principal financial officers, based on their evaluation of the registrant’s disclosure controls and procedures as of a date within 90 days of the filing of this report, have concluded that such controls and procedures are adequately designed to ensure that material information required to be disclosed by the registrant in Form N-CSR is accumulated and communicated to the registrant’s management, including the principal executive officer and principal financial officer, or persons performing similar functions, as appropriate to allow timely decisions regarding required disclosure.

(b)	There was no change in the registrant’s internal control over financial reporting that occurred during the registrant’s second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1) Code of ethics required to be disclosed under Item 2 of Form N-CSR attached hereto as Exhibit 99.CODE ETH.

(a)(2) Certifications pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) attached hereto as Exhibit 99.CERT.

(a)(3) Not applicable.

(b) Certification pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 270.30a-2(b)) attached hereto as Exhibit 99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(registrant)	Columbia Funds Series Trust I

By (Signature and Title)	/s/ J. Kevin Connaughton
J. Kevin Connaughton, President

Date	May 20, 2011

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)	/s/ J. Kevin Connaughton
J. Kevin Connaughton, President

Date	May 20, 2011

By (Signature and Title)	/s/ Michael G. Clarke
Michael G. Clarke, Chief Financial Officer

Date	May 20, 2011